As filed with the Securities and Exchange Commission on March 19, 2007
                                  1933 Act Registration No. 333-140697



-------------------------------------------------------------------------------

                     UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     Form N-14

                           REGISTRATION STATEMENT UNDER THE
                                SECURITIES ACT OF 1933


                  [  ]     Pre-Effective           [  X ]   Post-Effective
                           Amendment No.                      Amendment No. 1



                           MET INVESTORS SERIES TRUST
                      (Lord Abbett Mid-Cap Value Portfolio,
                      Lord Abbett Bond Debenture Portfolio)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (800) 848-3854

                            5 Park Plaza - Suite 1900
                            Irvine, California 92614
                       -----------------------------------
                    (Address of Principal Executive Offices)

                               Elizabeth M. Forget
                                    President
                           Met Investors Series Trust
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                         Sullivan & Worcester LLP 1666 K
                                  Street, N.W.
                             Washington, D.C. 20006

         It is proposed that this filing will become effective:


[x] immediately on filing pursuant to paragraph (b)
[ ] on ___ pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on ___ pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on ___ pursuant to paragraph (a)(2) of Rule 485
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           MET INVESTORS SERIES TRUST
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                                 March 16, 2007

Dear Contract Owner:

         As an Owner of a variable annuity or variable life insurance contract (the "Contract") issued by MetLife Investors Insurance Company and First MetLife Investors Insurance Company (each an "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the Lord Abbett America's Value Portfolio (the "Portfolio") of Met Investors Series Trust (the "Trust") at a Special Meeting of Shareholders to be held on April 24, 2007. Although you are not directly a shareholder of the Portfolio, some or all of your Contract value is invested, as provided by your Contract, in the Portfolio. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote the Portfolio's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Prospectus/Proxy Statement.

         The Prospectus/Proxy Statement describes the proposed reorganization of the Portfolio. All of the equity and fixed income assets of the Portfolio would be acquired by, respectively, Lord Abbett Mid-Cap Value Portfolio and Lord Abbett Bond Debenture Portfolio, each a series of the Trust, in exchange for shares of Lord Abbett Mid-Cap Value Portfolio and Lord Abbett Bond Debenture Portfolio and the assumption by Lord Abbett Mid-Cap Value Portfolio and Lord Abbett Bond Debenture Portfolio of the liabilities of the Portfolio. The investment objective and investment policies of the equity portion of your Portfolio are similar to those of Lord Abbett Mid-Cap Value Portfolio. Further, the investment objective and investment policies of the fixed income portions of your Portfolio are similar to those of Lord Abbett Bond Debenture Portfolio. In addition, the portfolio managers for the equity and fixed income portions of your Portfolio also manage the Lord Abbett Mid-Cap Value Portfolio and Lord Abbett Bond Debenture Portfolio, respectively.


         You will receive Class B shares of Lord Abbett Mid-Cap Value Portfolio and Lord Abbett Bond Debenture Portfolio having an aggregate net asset value equal to the aggregate net asset value of your Portfolio's shares. Details about each of Lord Abbett Mid-Cap Value Portfolio's and Lord Abbett Bond Debenture Portfolio's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for Contract Owners.


         The Board of Trustees has approved the proposal for the Portfolio and recommends that you vote FOR the proposal.

         I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions through the Internet. Instructions on how to complete the voting instructions form or vote through the Internet are included immediately after the Notice of Special Meeting.

         If you have any questions about the voting instructions form please call the Trust at 1-800-848-3854. If we do not receive your completed voting instructions form or your Internet vote within several weeks, you may be contacted by Computershare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.

         Thank you for taking this matter seriously and participating in this important process.



                                                   Sincerely,

                                                   /s/ Elizabeth M. Forget
                                                   Elizabeth M. Forget
                                                   President
                                                   Met Investors Series Trust

                           MET INVESTORS SERIES TRUST
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614

                      Lord Abbett America's Value Portfolio

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on April 24, 2007

To the Shareholders of Met Investors Series Trust:

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Lord Abbett America's Value Portfolio of Met Investors Series Trust (the "Trust"), a Delaware business trust, will be held at the offices of the Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016 on April 24, 2007, at 10:00 a.m. Eastern Time and any adjournments thereof (the "Special Meeting") for the following purpose:

1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of Lord Abbett America's Portfolio ("America's Value") by Lord Abbett Mid-Cap Value Portfolio and Lord Abbett Bond Debenture Portfolio, each a series of the Trust, in exchange for shares of Lord Abbett Mid-Cap Value Portfolio and Lord Abbett Bond Debenture Portfolio and the assumption by Lord Abbett Mid-Cap Value Portfolio and Lord Abbett Bond Debenture Portfolio of the liabilities of America's Value. The Plan also provides for distribution of these shares of Lord Abbett Mid-Cap Value Portfolio and Lord Abbett Bond Debenture Portfolio to shareholders of America's Value in liquidation and subsequent termination of America's Value. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of America's Value.

         The Board of Trustees has fixed the close of business on February 16, 2007 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                         By order of the Board of Trustees


                                         Richard C. Pearson
                                         Secretary

March 16, 2007

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

         The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instructions form properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instructions form.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

         3. All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:



         Registration                                                  Valid Signature

         Corporate Accounts

         (1)      ABC Corp. . . . . . . . . . . . . . . . . . . . .  . ABC Corp.

         (2)      ABC Corp. . . . . . . . . . . . . . . . . . .  . . . John Doe, Treasurer

         (3) ABC Corp.
                  c/o John Doe, Treasurer . . . . . . . . . .. .       John Doe

         (4)      ABC Corp. Profit Sharing Plan . . . . . . . . . .    John Doe, Trustee

         Trust Accounts

         (1)      ABC Trust . . . . . . . . . . . . . . . . ..         Jane B. Doe, Trustee

         (2) Jane B. Doe, Trustee
                  u/t/d 12/28/78 . . . . . . . . . . . . . .  .        Jane B. Doe

         Custodial or Estate Accounts

         (1) John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA . . . . . . . . . .    John B. Smith

         (2)      Estate of John B. Smith . . . . . . . . . .  .       John B. Smith, Jr., Executor



INSTRUCTIONS FOR VOTING OVER THE INTERNET


To vote your voting instructions form via the Internet follow the four easy steps below.


1. Read the accompanying proxy information and voting instructions form.

2. Go to https://vote.proxy-direct.com.

3. Enter the 14-digit "CONTROL NO." from your voting instructions form.

4. Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via an Internet site.

                    ACQUISITION OF ASSETS AND LIABILITIES OF

                      LORD ABBETT AMERICA'S VALUE PORTFOLIO
                                   a series of
                           Met Investors Series Trust
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                                 (800) 848-3854

                        BY AND IN EXCHANGE FOR SHARES OF

                       LORD ABBETT MID-CAP VALUE PORTFOLIO
                                   a series of
                           Met Investors Series Trust

                                       and

                      LORD ABBETT BOND DEBENTURE PORTFOLIO
                                   a series of
                           Met Investors Series Trust

                           PROSPECTUS/PROXY STATEMENT

                              DATED MARCH 16, 2007


         This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization which will be submitted to shareholders of Lord Abbett America's Value Portfolio ("America's Value"), a series of Met Investors Series Trust (the "Trust"), for consideration at a Special Meeting of Shareholders to be held on April 24, 2007 at 10:00 a.m. Eastern time at the offices of the Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016, and any adjournments thereof (the "Meeting").

                                     GENERAL

         Subject to the approval of America's Value's shareholders, the Board of Trustees of the Trust has approved the proposed reorganization of America's Value, into Lord Abbett Mid-Cap Value Portfolio ("Mid-Cap Value") and Lord Abbett Bond Debenture Portfolio ("Bond Debenture"), each a series of the Trust. America's Value, Mid-Cap Value and Bond Debenture are sometimes referred to in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."

         MetLife Investors Insurance Company and First MetLife Investors Insurance Company are the record owners of America's Value's shares and at the Meeting will vote the shares of America's Value held in their separate accounts. MetLife Investors Insurance Company and First MetLife Investors Insurance Company are affiliates of Metropolitan Life Insurance Company ("MetLife") and are individually referred to as an "Insurance Company" and, collectively, the "Insurance Companies."

         As an owner of a variable life insurance or annuity contract (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of America's Value that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of America's Value, you have this right because some or all of your Contract value is invested, as provided by your Contract, in America's Value. For simplicity, in this Prospectus/Proxy Statement:

     o "Record Holder" of America's Value refers to each Insurance Company which holds America's Value's shares of record unless indicated otherwise in this Prospectus/Proxy Statement;

     o "shares" refers generally to your shares of beneficial interest in the Portfolio; and

     o    "shareholder" or "Contract Owner" refers to you.


         In the reorganization, all of the assets of America's Value will be acquired by Mid-Cap Value and Bond Debenture in exchange for Class B shares of Mid-Cap Value and Bond Debenture and the assumption by Mid-Cap Value and Bond Debenture of a pro rata share of the liabilities of America's Value (the "Reorganization"). The ratio of the value of the shares of Mid-Cap Value and Bond Debenture to be received by each Record Holder will be equal to the ratio of the respective values of the equity securities and fixed income securities held by America's Value as of the close of business on the day immediately prior to the Reorganization. As of December 31, 2006, the ratio was 72% in shares of Mid-Cap Value and 28% in shares of Bond Debenture. If the Reorganization is approved, Class B shares of Mid-Cap Value and Bond Debenture will be distributed to each Record Holder in liquidation of America's Value, and America's Value will be terminated as series of the Trust. You will then hold that number of full and fractional shares of Mid-Cap Value and Bond Debenture which have an aggregate net asset value equal to the aggregate net asset value of your shares of America's Value.


         America's Value, Mid-Cap Value and Bond Debenture are each separate diversified series of the Trust, a Delaware business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objectives of America's Value are similar to those of America's Value, Mid-Cap Value and Bond Debenture, as follows:



-------------------------------------------- ------------------------------------------------------------------------
                 Portfolio                                            Investment Objective
-------------------------------------------- ------------------------------------------------------------------------
-------------------------------------------- ------------------------------------------------------------------------
America's Value                              Current income and capital appreciation.

-------------------------------------------- ------------------------------------------------------------------------
-------------------------------------------- ------------------------------------------------------------------------
Mid-Cap Value                                Capital appreciation through
                                             investments, primarily in equity
                                             securities, which are believed to
                                             be undervalued in the marketplace.
-------------------------------------------- ------------------------------------------------------------------------
-------------------------------------------- ------------------------------------------------------------------------
Bond Debenture                               To provide high current
                                             income and the opportunity for
                                             capital appreciation to produce a
                                             high total return.
-------------------------------------------- ------------------------------------------------------------------------



         Material Differences in the Portfolios' Investment Strategies


         The investment strategies for the equity portfolio of America's Value are similar to those of Mid-Cap Value, but there are differences. America's Value may invest in the equity securities of companies with market capitalizations greater than $500 million, but focuses primarily on mid-sized companies. Generally, the market capitalization range is $500 million to $80 billion. Mid-Cap Value invests at least 80% of its assets in mid-sized companies.

         The investment strategies for the fixed income portfolio of America's Value are similar to those of Bond Debenture, but there are differences. With respect to Bond Debenture, at least 20% of its assets must be invested in any combination of investment grade securities, U.S. Government securities and case equivalents. For America's Value, there is no similar requirement for a minimum investment in investment grade securities. Further, Bond Debenture may invest up to 80% of its assets in below-investment grade securities while America's Value may invest up to 30% of its assets in below-investment grade securities.

         This Prospectus/Proxy Statement explains concisely the information about Mid-Cap Value and Bond Debenture that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):


--------------------------------------------------------------------- --------------------------------------------------
Information about America's Value:                                    How to Obtain this Information:
---------------------------------                                     ------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------

Prospectus of the Trust relating to America's Value, dated May 1,     Copies are available upon request and without
2006                                                                  charge if you:

Statement of Additional Information of the Trust relating to
America's Value, dated May 1, 2006, as supplemented on               o  Write to the Trust at the address listed on the
November 1, 2006                                                        cover page of this Prospectus/Proxy
                                                                        Statement; or

Annual Report of the Trust relating to America's Value for the fiscal year ended December 31, 2006
                                                                      o Call (800) 848-3854 toll-free.
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Information about Mid-Cap Value:                                      How to Obtain this Information:
-------------------------------                                       ------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Prospectus of the Trust relating to Mid-Cap Value, dated May 1,       Copies are available upon request and without
2006 which accompanies this Prospectus/Proxy Statement                charge if you:

Statement of Additional Information of the Trust relating to
Mid-Cap Value, dated May 1, 2006, as supplemented on November 1,       o  Write to the Trust at the address listed on the
2006                                                                      cover page of this Prospectus/Proxy
                                                                          Statement; or

Annual Report of the Trust relating to Mid-Cap Value
for the fiscal year ended December 31, 2006
                                                                       o  Call (800) 848-3854 toll-free.
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Information about Bond Debenture:                                     How to Obtain this Information:
--------------------------------                                      ------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Prospectus of the Trust relating to Bond Debenture, dated May 1,       A copy is available upon request without charge
2006 which accompanies this Prospectus/Proxy Statement                 if you:

Statement of Additional Information of the Trust relating to Bond
Debenture, dated May 1, 2006, as supplemented on November
1, 2006                                                                 o  Write to the Trust listed on the cover page
                                                                           of  this Prospectus/Proxy Statement; or

Annual Report of the Trust relating to Bond Debenture, for the year ending December 31, 2006
                                                                        o Call (800) 848-3854 toll-free.
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Information about the Reorganization:                                 How to Obtain this Information:
------------------------------------                                  ------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Statement of Additional Information dated March 16, 2007, which        A copy is available upon request and without
relates to this Prospectus/Proxy Statement and the Reorganization      charge if you:


                                                                      Write to the Trust at the address listed on
                                                                      the cover  page of this Prospectus/Proxy
                                                                      Statement;  or Call (800) 848-3854 toll-free.
--------------------------------------------------------------------- --------------------------------------------------

     You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549, or the regional offices of the SEC located at 233 Broadway, New York, N.Y. 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL. 60604. Information on the operation of the Public Reference Branch may be obtained by calling (202) 551-5850.


         Information relating to America's Value, Mid-Cap Value and Bond Debenture contained in the Prospectus of the Trust dated May 1, 2006 (SEC File No. 811-10183), is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) The Statement of Additional Information dated March 16, 2007 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of the Trust relating to America's Value, Mid-Cap Value and Bond Debenture for the fiscal year ended December 31, 2006, and pro forma financial statements of the Trust relating to Mid-Cap Value and Bond Debenture for the twelve month period ended December 31, 2006, is incorporated by reference in its entirety in this document.




-------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------


         An investment in Mid-Cap Value or Bond Debenture through a Contract:


     o    is not a deposit of, or guaranteed by, any bank


     o is not insured by the FDIC, the Federal Reserve Board or any other government agency


     o    is not endorsed by any bank or government agency


     o involves investment risk, including possible loss of the purchase payment of your original investment



                                TABLE OF CONTENTS
                                                                                                                Page
SUMMARY..........................................................................................................7
         Why is the Reorganization being proposed?...............................................................7
         What are the key features of the Reorganization?........................................................7
         After the Reorganization, what shares of Mid-Cap Value and Bond Debenture will I own?...................8
         How will the Reorganization affect me?..................................................................8
         Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?.................................................................... 9

         How do the Trustees recommend that I vote?..............................................................9
         How do the Portfolios' investment objectives, principal investment strategies and risks compare?........9
         How do the Portfolios' fees and expenses compare?......................................................13
         How do the Portfolios' performance records compare?....................................................15
         Who will be the investment adviser of my Portfolio after the Reorganization?
         What will the management and advisory fees be after the Reorganization?................................18
         What will be the primary federal tax consequences of the Reorganization?.............................. 20
RISKS.......................................................................................................... 20
         Are the risk factors for the Portfolios similar?.......................................................20
         What are the primary risks of investing in each Portfolio?.............................................21
         Are there any other risks of investing in each Portfolio?..............................................25
INFORMATION ABOUT THE REORGANIZATION............................................................................26
         Reasons for the Reorganization.........................................................................26
         Agreement and Plan of Reorganization...................................................................28
         Federal Income Tax Consequences........................................................................29
         Pro Forma Capitalization...............................................................................31
         Distribution of Shares.................................................................................32
         Purchase and Redemption Procedures.....................................................................33
         Exchange Privileges....................................................................................33
         Dividend Policy........................................................................................33
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS.................................................................34
         Form of Organization...................................................................................34
         Capitalization.........................................................................................34
         Shareholder Liability..................................................................................34
         Shareholder Meetings and Voting Rights.................................................................35
         Liquidation............................................................................................36
         Liability and Indemnification of Trustees..............................................................36
VOTING INFORMATION CONCERNING THE MEETING.......................................................................36
         Shareholder Information................................................................................39
         Control Persons and Principal Holders of Securities....................................................39
FINANCIAL STATEMENTS AND EXPERTS................................................................................39
LEGAL MATTERS...................................................................................................40
ADDITIONAL INFORMATION..........................................................................................40
OTHER BUSINESS..................................................................................................40
EXHIBIT A - Form of Agreement and Plan of Reorganization........................................................A-1



                                          SUMMARY


      THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO
       YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE
                  PROSPECTUS/PROXY STATEMENT AND THE EXHIBITS.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information relating to the Portfolios and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

Why is the Reorganization being proposed?

         The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies, especially those funds that may have been unable to accumulate significant assets, that serve as funding vehicles for insurance contracts issued by MetLife and its affiliates. In addition, the total fund expenses of Mid-Cap Value and Bond Debenture, assuming the Reorganization is consummated, will be less than those of America's Value. Moreover, for each of the calendar years ended December 31, 2004 and December 31, 2005, the combined performance of Mid-Cap Value and Bond Debenture (based on the ratio of 72% Mid-Cap Value and 28% Bond Debenture) exceeded performance of America's Value. For the year ended December 31, 2006, America's Value outperformed the combined performance of Mid-Cap Value and Bond Debenture. Therefore, the Trustees believe that the Reorganization is in the best interests of each of America's Value shareholders.

What are the key features of the Reorganization?

         The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:


     o the transfer in-kind of all of the equity assets, excluding convertible securities, of America's Value to Mid-Cap Value and all of its fixed income assets, including convertible securities, to Bond Debenture in exchange for shares of Mid-Cap Value and Bond Debenture;



     o the assumption by Mid-Cap Value and Bond Debenture of all of the liabilities of America's Value; and


     o the distribution of shares of Mid-Cap Value and Bond Debenture to America's Value's Record Holders.

         Although the Reorganization has not been structured as a tax-free reorganization for federal income tax purposes, the Reorganization will have no direct or indirect tax consequences to Contract Owners because the interests in the Portfolios are held through variable annuity insurance contracts.




         The Reorganization is expected to be completed on or about April 30, 2007.

After the Reorganization, what shares of Mid-Cap Value and Bond Debenture will I own?

     If you own Class B shares of America's Value, you will own Class B shares of Mid-Cap Value and Bond Debenture.

         The ratio of the value of the shares of Mid-Cap Value and Bond Debenture to be received by you will be equal to the ratio of the respective values of the equity securities and fixed income securities held by America's Value as of the close of business on the day immediately prior to the Reorganization. As of December 31, 2006, the ratio was 72% shares of Mid-Cap Value and 28% shares of Bond Debenture.

         The new shares you receive will have the same total value as your shares of America's Value, as of the close of business on the day immediately prior to the Reorganization.

How will the Reorganization affect me?

         It is anticipated that the Reorganization will benefit you as follows, although no assurance can be given that the Reorganization will result in any such benefits:


     o POTENTIAL COST SAVINGS: After the Reorganization, America's Value's shareholders may benefit from lower fund operating expenses. As of December 31, 2006, America's Value's, Mid-Cap Value's and Bond Debenture's total operating expenses (after waivers) for Class B shares were 1.10%, 1.03% and 0.81%, respectively. It is anticipated that Mid-Cap Value's and Bond Debenture's total operating expenses for Class B shares will be 1.02% and 0.81%, respectively, based upon their anticipated level of assets immediately following the Reorganization. Based on the ratio of shares of Mid-Cap Value and Bond Debenture as of December 31, 2006 to be received in connection with the Reorganization, your combined fee following the Reorganization would have been 0.96%.


     o    OPERATING   EFFICIENCIES:   After   the   Reorganization,    operating
          efficiencies may be achieved by Mid-Cap Value and Bond Debenture because each will have a greater level of assets. As of December 31, 2006, America's Value's total net assets were approximately $94.1 million, Mid-Cap Value's total assets were approximately $363.4 million and Bond Debenture's total assets were approximately $1.861 billion.


     o INVESTMENT FLEXIBILITY: After the Reorganization, shareholders may benefit from the ability to choose the proportion of their investments in equity securities and fixed income securities rather than having that proportion determined by America's Value's Adviser.

         The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Trust will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in Mid-Cap Value and Bond Debenture after the Reorganization. After the Reorganization your Contract values will depend on the performance of Mid-Cap Value and Bond Debenture rather than that of America's Value. Neither the Trust nor the Contract Owners will bear any costs of the Meeting, this proxy solicitation or any adjourned session. All the costs of the Reorganization will be paid by MetLife or one of its affiliates.

         Since America's Value, Mid-Cap Value and Bond Debenture have similar investment objectives and investment strategies, it is not anticipated that the securities held by America's Value may be sold in significant amounts in order to comply with the current policies and investment practices of Mid-Cap Value and Bond Debenture in connection with the Reorganization. The transaction costs of any such sales will be borne by Mid-Cap Value and Bond Debenture. Such costs are ultimately borne by each Portfolio's shareholders.

         Like America's Value, Mid-Cap Value and Bond Debenture will declare and pay dividends from net investment income annually and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class B shares of Mid-Cap Value or Bond Debenture, as the case may be.

Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

         The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class B shares of Mid-Cap Value and Bond Debenture. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividend Policy" below.

How do the Trustees recommend that I vote?

         The Trustees of the Trust, including the Trustees who are not "interested persons" as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Reorganization would be in the best interest of the shareholders of America's Value, and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of America's Value .

      THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

The Trustees of the Trust, including the "Independent Trustees", have also approved each Plan on behalf of Mid-Cap Value and Bond Debenture.

How do the Portfolios' investment objectives, principal investment strategies and risks compare?

         The investment objectives of America's Value are similar to those of Mid-Cap Value and Bond Debenture and the investment policies of the equity and fixed income portion of America's Value's portfolio are similar to the investment policies of Mid-Cap Value and Bond Debenture, respectively. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees and without shareholder approval, although Mid-Cap Value's and Bond Debenture's policies of investing at least 80% of their assets in mid-cap companies and debt securities, respectively, may only be changed upon 60 days' written notice to shareholders.

         The following tables summarize the investment objectives and principal investment strategies of America's Value, Mid-Cap Value and Bond Debenture as set forth in Prospectus and Statement of Additional Information of each Portfolio.



------------------- ------------------------------------ ------------------------------------- ------------------------------------

                    America's Value                      Mid-Cap Value                         Bond Debenture

------------------- ------------------------------------ ------------------------------------- ------------------------------------
------------------- ------------------------------------ ------------------------------------- ------------------------------------


Investment          Current income and capital           Capital appreciation through          To provide high current income and
Objective           appreciation.                        investments, primarily in equity      the opportunity for capital
                                                         securities, which are believed to     appreciation to produce a high
                                                         be undervalued in the marketplace.    total return.

------------------- ------------------------------------ ------------------------------------- ------------------------------------
------------------- ------------------------------------ ------------------------------------- ------------------------------------

Principal           Normally, invests at least 65% of    Normally invests at least 80% of      Normally invests at least 80% of
Investment          its assets in equity securities      its assets in equity securities of    its assets in debt securities.
Strategies          and may invest its remaining         mid-sized companies.  A mid-sized     Substantially all of its assets
                    assets in equity or fixed income     company is defined as having a        are invested in high yield debt
                    securities.  As of December 31,      market capitalization within the      securities (up to 80%), investment
                    2006, 72% of the Portfolio's         capitalization range of the Russell   grade debt securities and
                    assets were invested in equity       Mid Cap Index.  As of December 29,    securities convertible into common
                    securities and 28% in fixed income   2006, the capitalization range was    stocks.
                    securities.  The mix of the          between $1.177 billion and $21.427
                    Portfolio's investments at any       billion.                              At least 20% of the Portfolio's
                    time will depend on the Adviser's                                          assets must be invested in any
                    judgment regarding the degree to     Equity investments include common     combination of investment grade
                    which the Adviser believes           stocks, convertible bonds,            securities, U.S. Government
                    specific securities are              convertible preferred stocks,         securities and cash equivalents.
                    undervalued.                         warrants and similar instruments.
                                                                                               Up to 20% of the Portfolio's
                    Normally, at least 80% of the        Adviser uses a value approach to      assets may be invested in equity
                    Portfolio's assets are invested in   investment.                           securities including common
                    the equity and fixed income                                                stocks, preferred stocks, warrants
                    securities of U.S. companies.  The                                         and similar instruments.
                    equity securities of companies                                             Up to 20% of the Portfolio's
                    with market capitalizations                                                assets may be invested in debt and
                    greater than $500 million and                                              equity securities of foreign
                    fixed income securities of                                                 issuers.  The Portfolio attempts
                    companies of various sizes.                                                to invest in securities selling at
                    Generally, the market                                                      reasonable prices in relation to
                    capitalization range is $500                                               the Adviser's assessment of their
                    million to $80 billion.                                                    potential value.


                    In case of equity securities, the                                          Under normal circumstances, the
                    Adviser focuses on companies that                                          duration of the Portfolio's debt
                    are believed to have the potential                                         securities will be between 3 to 7
                    for significant market                                                     years with an average maturity of
                    appreciation due to growing                                                5 to 12 years.
                    recognition of improvement in
                    their financial results or                                                 Up to 15% of the Portfolio's
                    increasing anticipation of such                                            assets may be invested in credit
                    improvement.  Equity securities                                            default swaps.
                    may include common stocks,
                    preferred stocks, convertible                                              The Adviser seeks capital
                    securities, warrants and similar                                           appreciation by investing in debt
                    instruments.                                                               securities when the trend of

                                                                                               interest rates is expected to be
                    In the case of debt securities,                                            down, convertible securities and
                    such securities include investment                                         equity securities.
                    grade securities, mortgage-related
                    or other asset-backed securities,
                    high yield debt securities, U.S.
                    Government securities and cash
                    equivalents.


                    It is anticipated that up to 30%
                    of the Portfolio's assets
                    may be invested in high yield securities.

                    Although the Portfolio may purchase securities with maturities of up to 30 years, normally, average portfolio maturity is expected to be between 5 and 12 years.

                    Up to 15% of the Portfolio's assets may be invested in credit default swaps.

                    Up to 20% of the Portfolio's assets may be invested in foreign securities.


         Because the Portfolios have similar or identical investment objectives and similar investment policies, they are subject to similar risks. The principal risks of investing in the Portfolios, include:

o Market risk - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. A Portfolio's investment performance may also be harmed by potentially rapid changes in the prices of equity securities.


o Market capitalization risk - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; stocks of smaller companies may be affected to a greater extent than larger companies by general economic changes and conditions in particular industries.


o Investment style risk - different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment.


FOR AMERICA'S VALUE AND BOND DEBENTURE ONLY:

o Credit risk - the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis.


o Interest rate risk - the value of investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down.


o High yield security risk - high yield debt securities may be more susceptible to credit risk and market risk than higher quality debt securities because these lower rated debt securities are less secure financially and more sensitive to downturns in the economy.


o Credit default risk - the use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.


o Foreign investment risk - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject. These risks are increased for emerging market securities.


     Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy may be inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

         For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

         The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information of each Portfolio.

How do the Portfolios' fees and expenses compare?

         America's Value offers only Class B shares. Mid-Cap Value offers only Class A and Class B shares. Bond Debenture offers three classes of shares (Class A, Class B and Class E). Only Mid-Cap Value's and Bond Debenture's Class B shares are involved in the Reorganization. You will not pay any initial or deferred sales charges in connection with the Reorganization.

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Portfolios. The tables entitled "Mid-Cap Value/Class B (Pro Forma)" and "Bond Debenture/Class B (Pro Forma) shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

         The fees and expenses for the shares of America's Value, Mid-Cap Value and Bond Debenture set forth in the following tables and in the examples are based on the expenses for the fiscal year ended December 31, 2006. The fees and expenses for Class B shares of Mid-Cap Value (Pro Forma) and Bond Debenture (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Mid-Cap Value and Bond Debenture would have been for the twelve month period ended December 31, 2006, had the Reorganization taken place as of January 1, 2006.

         The shares of the Portfolios are not charged any initial or deferred sales charges, or any other transaction fees.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSES AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.



         Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
         --------------------------------------------------------------------------------------

        ------------------------ --------------- ----------- ------------ -------------- ---------------
                                 America's       Mid-Cap     Bond         Mid-Cap Value  Bond Debenture
                                 Value           Value       Debenture    (Pro Forma)    (Pro Forma)

        ------------------------ --------------- ----------- ------------ -------------- ---------------
        ------------------------ --------------- ----------- ------------ -------------- ---------------
                                 Class B         Class B     Class B      Class B        Class B
        ------------------------ --------------- ----------- ------------ -------------- ---------------
        ------------------------ --------------- ----------- ------------ -------------- ---------------
        Management Fees          0.65%           0.68%       0.50%        0.67%          0.50%
        ------------------------ --------------- ----------- ------------ -------------- ---------------
        ------------------------ --------------- ----------- ------------ -------------- ---------------
        Distribution and         0.25%           0.25%       0.25%        0.25%          0.25%
        12b-1 Fees
        ------------------------ --------------- ----------- ------------ -------------- ---------------
        ------------------------ --------------- ----------- ------------ -------------- ---------------
        Other Expenses           0.26%           0.10%       0.06%        0.10%          0.06%
        ------------------------ --------------- ----------- ------------ -------------- ---------------
        ------------------------ --------------- ----------- ------------ -------------- ---------------

        Total Annual Portfolio   1.16%(1)        1.03%       0.81%        1.02%          0.81%
        Operating Expenses




        (1) Met Investors Advisory, LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class B shares of America's Value will not exceed 1.10%, for the period ended April 30, 2007. For the fiscal year ended December 31, 2006, the Manager waived 0.06% of its fees under this agreement. The expense limitation will not be renewed subsequent to April 30, 2007.


         The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in America's Value versus Mid-Cap Value (Pro Forma) and Bond Debenture (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

         THE EXAMPLES DO NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.



         Examples of Portfolio Expenses

          ----------------- ---------------------------------------------------------------------------------
                                                          America's Value
                                 One Year           Three Years          Five Years           Ten Years

        Class B                  $118               $368                $638              $1,409

          ----------------- -------------------- ------------------- -------------------- -------------------


          ----------------- ---------------------------------------------------------------------------------
                                                         Mid-Cap Value
                                 One Year           Three Years          Five Years           Ten Years
          Class B                  $105                 $328                $569                $1,259
          ----------------- -------------------- ------------------- -------------------- -------------------


          ----------------- ---------------------------------------------------------------------------------
                                                         Bond Debenture
                                 One Year           Three Years          Five Years           Ten Years
          Class B                   $83                 $259                $450                $1,002
          ----------------- -------------------- ------------------- -------------------- -------------------


          ----------------- ---------------------------------------------------------------------------------
                                                  Mid-Cap Value (Pro Forma)
                                 One Year           Three Years          Five Years           Ten Years
          Class B                  $104                 $325                $563                $1,248
          ----------------- -------------------- ------------------- -------------------- -------------------


          ----------------- ---------------------------------------------------------------------------------
                                                 Bond Debenture (Pro Forma)
                                 One Year           Three Years          Five Years           Ten Years
          Class B                   $83                 $259                $450                $1,002
          ----------------- -------------------- ------------------- -------------------- -------------------


How do the Portfolios' performance records compare?

         The following charts show how America's Value, Mid-Cap Value and Bond Debenture have performed in the past. Past performance is not an indication of future results.

         PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

         Year-by-Year Total Return (%)


         The charts below show the percentage gain or loss for the Class B shares of Mid-Cap Value and Bond Debenture and the Class B shares of America's Value. The performance prior to April 3, 2001 in the case of Mid-Cap Value and Bond Debenture is the performance of each Portfolio's Class A shares, as adjusted to reflect the addition of a 0.25% of 12b-1 fee applicable to Class B shares.


         These charts should give you a general idea of the risks of investing in each Portfolio by showing how each Portfolio's return has varied from year-to-year. These charts include the effects of each Portfolio expenses. Total return amounts are based on the inception date of each Portfolio, which may have occurred before your Contract began; accordingly, your investment results may differ. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                 America's Value

                  --------------- ------------- -------------
                    17.73%            3.95%        14.75%





                      04                05           06
                  --------------- ------------- -------------
                        High Quarter: 1st - 2005   + 9.05%
                        Low Quarter:  4th - 2004   -1.03%




                                  Mid-Cap Value

----------- --------- ---------- ---------- ---------- -------- --------- --------- ---------

0.82%       5.50%     52.48%     9.85%      -9.58%     25.87%   24.50%    8.05%     12.18%







98          99        00         01         02         03       04        05        06
----------- --------- ---------- ---------- ---------- -------- --------- --------- ---------
                                      High Quarter: 2nd - 1999     + 16.78%
                                      Low Quarter:  3rd -   1998  -  17.13%





                                 Bond Debenture
------------- --------- --------- --------- -------- --------- --------- --------- ---------- ----------

15.36%        6.01%     3.15%     0.62%     3.51%    -0.57%    19.15%    8.16%     1.49%      9.15%







97            98        99        00        01       02        03        04        05         06
------------- --------- --------- --------- -------- --------- --------- --------- ---------- ----------
                        High Quarter: 2nd - 2003 + 7.09%
                         Low Quarter: 3rd - 1998 - 4.31%


         The next set of tables lists the average annual total return of the shares of America's Value for the past one year and since inception (through December 31, 2006), the average annual total return of the Class A and Class B shares of Mid-Cap Value for the past one- and five- years and since inception (through December 31, 2006) and the average annual total return of the Class A and Class B shares of Bond Debenture for the past ten years or, as applicable, the past one- and five-years and since inception (through December 31, 2006). These tables include the effects of Portfolio expenses and are intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.



         Average Annual Total Return (for the period ended 12/31/2006)

     ------------------------------------ --------------- -------------------- ----------------
                                           1 Year Ended                       Inception Date
                                              12/31/06       From Inception
                                                               to 12/31/06

     America's Value

     ------------------------------------ --------------- -------------------- ----------------
     ------------------------------------ --------------- -------------------- ----------------
     Class B                                  14.75%            15.55%            5/1/2003
     ------------------------------------ --------------- -------------------- ----------------
     ------------------------------------ --------------- -------------------- ----------------

     S&P 500 Index*                           15.79%            14.70%


     ------------------------------------ --------------- -------------------- ----------------
     ------------------------------------ --------------- -------------------- ----------------
     Blended Benchmark - comprised of         21.49%            18.92%
         65% Russell 3000 Value Index,
         35% Merrill Lynch High Yield

         Master II Index**



         * The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market.

         ** The Russell 3000 Value Index measures the performance of those
           Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

           The Merrill Lynch High Yield Master II Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S.
           domestic market.




       ------------------------------ ---------------- ----------------- ----------------- ----------------

                                       1 Year Ended     5 Years Ended    From Inception
                                         12/31/06          12/31/06        to 12/31/06        Inception
       Mid-Cap Value                                                                            Date


      ------------------------------ ---------------- ----------------- ----------------- ----------------
       ------------------------------ ---------------- ----------------- ----------------- ----------------

       Class A                            12.49%            11.71%            13.31%           8/20/97


       ------------------------------ ---------------- ----------------- ----------------- ----------------
       ------------------------------ ---------------- ----------------- ----------------- ----------------

       Class B                            12.18%            11.42%            11.94%           4/3/01


       ------------------------------ ---------------- ----------------- ----------------- ----------------
       ------------------------------ ---------------- ----------------- ----------------- ----------------

       Russell Midcap Index*              15.26%            12.88%            10.57%


       ------------------------------ ---------------- ----------------- ----------------- ----------------
       ------------------------------ ---------------- ----------------- ----------------- ----------------

       S&P 400/Citigroup Value            14.62%            12.51%            10.08%
       Index**


       ------------------------------ ---------------- ----------------- ----------------- ----------------

         * Index performance is from 8/1/97. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization is approximately $4.273 billion as of December 29, 2006.

         ** The S&P 400/Citigroup Value Index is a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios.







       --------------------------- ------------------ -------------- --------------- ---------------- ---------------

                                     1 Year Ended       5 Years        10 Years      From Inception
                                      12/31/06          Ended       Ended 12/31/06    to 12/31/06    Inception Date
       Bond Debenture                                   12/31/06

       --------------------------- ------------------ -------------- --------------- ---------------- ---------------
       --------------------------- ------------------ -------------- --------------- ---------------- ---------------


       Class A                           9.35%            7.52%          6.69%            7.47%           5/1/96


       --------------------------- ------------------ -------------- --------------- ---------------- ---------------
       --------------------------- ------------------ -------------- --------------- ---------------- ---------------

       Class B                           9.15%            7.26%           N/A             6.46%           4/3/01


       --------------------------- ------------------ -------------- --------------- ---------------- ---------------
       --------------------------- ------------------ -------------- --------------- ---------------- ---------------

       Credit Suisse First              11.92%           11.07%          7.08%            7.53%
       Boston High Yield*


       --------------------------- ------------------ -------------- --------------- ---------------- ---------------
       --------------------------- ------------------ -------------- --------------- ---------------- ---------------

       Lehman Brothers Aggregate         4.33%            5.06%          6.24%            6.42%
       Bond Index**


       --------------------------- ------------------ -------------- --------------- ---------------- ---------------

         * Index performance is from 5/1/96. The Credit Suisse First Boston High
       Yield Index is representative of the lower rated debt (including non-convertible-preferred stocks) investments in the Portfolio.

         ** Index performance is from 5/1/96. The Lehman Brothers Aggregate Bond
       Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year.




         For a detailed discussion of the manner of calculating total return, please see each Portfolio's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

         Important information about Mid-Cap Value and Bond Debenture is also contained in management's discussion of Mid-Cap Value's and Bond Debenture's performance which appears in the most recent Annual Report of the Trust relating to Mid-Cap Value and Bond Debenture.

Who will be the investment adviser of my Portfolio after the Reorganization? What will the management and advisory fees be after the Reorganization?

         Management of the Portfolios

         The overall management of America's Value, Mid-Cap Value and Bond Debenture is the responsibility of, and is supervised by, the Board of Trustees of the Trust.

         Manager

     The Manager selects and pays the fees of the Adviser for each Portfolio and monitors the Adviser's investment program. MetLife Investors Group, Inc., an affiliate of MetLife, owns all of the outstanding common shares of the Manager.

         Facts about the Manager:

         ----------------------------------------------------------------------


     o    The Manager is an affiliate of MetLife.


     o The Manager manages a family of investment portfolios sold primarily to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $29.7 billion as of December 31, 2006.


     o The Manager is located at 5 Park Plaza, Suite 1900, Irvine California 92614.
          ----------------------------------------------------------------------


         Adviser

         Lord, Abbett & Co. LLC (the "Adviser") is the investment adviser to America's Value, Mid-Cap Value and Bond Debenture. Pursuant to an Advisory Agreement with the Manager, the Adviser continuously furnishes an investment program for each Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.

         Facts about the Adviser:

         ----------------------------------------------------------------------


     o The Adviser, founded in 1929, manages one of the nation's oldest mutual fund complexes.


     o The Adviser managed assets totaling over $112.2 billion as of December 31, 2006.


     o    The Adviser is located at 90 Hudson  Street,  Jersey City,  New Jersey
          07302.
          ---------------------------------------------------------------------


         Portfolio Management

         Mid-Cap Value

     o The Adviser uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Edward K. von der Linde heads the team and the other senior members of the team are Eileen Banko, Howard E. Hansen, and David G. Builder. Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of the Portfolio. Mr. von der Linde is a partner and joined the Adviser in 1988. Mr. Hansen, Partner and Investment Manager, joined the Adviser in 1995, Ms. Banko, Equity Analyst, joined in 1990, and Mr. Builder, Equity Analyst, joined in 1998. Mr. von der Linde also manages the equity portion of America's Value.

         Bond Debenture

     o The Adviser uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Christopher J. Towle, Partner and Investment Manager of the Adviser, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined the Adviser in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980. Mr. Towle also manages the fixed income portion of America's Value.


         Management Fees

         For its management and supervision of the daily business affairs of Mid-Cap Value, the Manager is entitled to receive a monthly fee at an annual rate of 0.70% of the Portfolio's average daily net assets up to $200 million plus 0.65% of such assets over $200 million up to $500 million plus 0.625% of such assets over $500 million..

         For its management and supervision of the daily business affairs of Bond Debenture, the Manager is entitled to receive a monthly fee at an annual rate of 0.60% of the Portfolio's average daily net assets up to $250 million plus 0.55% of such assets over $250 million up to $500 million plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion.

         Advisory Fees

         Under the terms of the Advisory Agreement, the Adviser is paid by the Manager for providing subadvisory services to Mid-Cap Value and Bond Debenture. The Portfolios do not pay a fee to the Adviser.

What will be the primary federal tax consequences of the Reorganization?


         Prior to or at the completion of the Reorganization, America's Value, Mid-Cap Value and Bond Debenture will have received an opinion from the law firm of Sullivan & Worcester LLP regarding the tax consequences of the Reorganization. The Reorganization will not qualify as a tax-free reorganization for federal income tax purposes. If the Insurance Company separate accounts and the related Contracts are properly structured under the insurance company provisions of the Internal Revenue Code of 1986, as amended, the Reorganization will not be a taxable event for those Contract Owners who have a portion of their annuity contract allocated to America's Value. The Reorganization will not be a taxable transaction for the holders of Mid-Cap Value shares and Bond Debenture shares.


RISKS

Are the risk factors for the Portfolios similar?

         Yes. The risk factors are similar due to the similar investment objectives and similar investment strategies of America's Value, Mid-Cap Value and Bond Debenture. The risks of Mid-Cap Value and Bond Debenture are described in greater detail in each Portfolio's Prospectus.

What are the primary risks of investing in each Portfolio?

         An investment in each Portfolio is subject to certain risks. There is no assurance that the investment performance of any Portfolio will be positive or that the Portfolios will meet their investment objectives. Loss of money is a risk of investing in any of these Portfolios. The following tables and discussions highlight the primary risks associated with an investment in each Portfolio.



----------------------------------- ----------------------------------------------------------------------------------
                                    Each of the Portfolios is subject to Market Risk.

----------------------------------- ----------------------------------------------------------------------------------
----------------------------------- ----------------------------------------------------------------------------------

America's Value                     Invests at least 65% of its assets in equity securities.
----------------------------------- ----------------------------------------------------------------------------------
----------------------------------- ----------------------------------------------------------------------------------
Mid-Cap Value                       Invests at least 80% of its assets in equity securities.
----------------------------------- ----------------------------------------------------------------------------------
----------------------------------- ----------------------------------------------------------------------------------
Bond Debenture                      Up to 20% of its assets may be invested in equity securities.
----------------------------------- ----------------------------------------------------------------------------------

         A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its subadviser underweights fixed income markets or industries where there are significant returns, and could lose value if the subadviser overweights fixed income markets or industries where there are significant declines. The investment performance of a Portfolio that invests in equity securities could also be harmed by the potentially rapid changes in the prices of equity securities (volatility).



------------------------------------- --------------------------------------------------------------------------------
                                      Each of the Portfolios is subject to
                                      Market Capitalization Risk.

------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------

America's Value                       Invests primarily in the common stocks of mid-sized companies.
------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------
Mid-Cap Value                         Invests at least 80% of its assets in the equity securities of mid-sized companies.
------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------
Bond Debenture                        Equity investments focus generally on mid-sized companies.
------------------------------------- --------------------------------------------------------------------------------

         Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.



-------------------------------------- -------------------------------------------------------------------------------
                                       Each of the Portfolios is subject to
                                       Investment Style Risk.

-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------

America's Value                        Adviser uses a value investment approach.
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Mid-Cap Value                          Adviser uses a value approach to investments.
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Bond Debenture                         Adviser uses a value investment approach.
-------------------------------------- -------------------------------------------------------------------------------


         Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.



------------------------------------ ----------------------------------------------------------------------------
                                     The following Portfolios are subject to Foreign Investment Risk.

------------------------------------ ----------------------------------------------------------------------------
------------------------------------ ----------------------------------------------------------------------------

America's Value                      May invest up to 20% of its assets in securities of foreign issuers.
------------------------------------ ----------------------------------------------------------------------------
------------------------------------ ----------------------------------------------------------------------------
Bond Debenture                       May invest up to 20% of its assets in securities of foreign issuers.
------------------------------------ ----------------------------------------------------------------------------

         Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:


o These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

o Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

o    Foreign   companies  may  not  be  subject  to   accounting   standards  or
     governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

o    Foreign markets may be less liquid and more volatile than U.S. markets.

o Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

o    Costs  of  buying,  selling  and  holding  foreign  securities,   including
     brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

         In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.




---------------------------------------- ------------------------------------------------------------------------
                                         Each of the following Portfolios is subject to High Yield Debt
                                         Security Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------

America's Value                          May invest up to 30% of its assets in high yield debt securities.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Bond Debenture                           Normally invests at least 80% of its assets in high yield debt securities.

---------------------------------------- ------------------------------------------------------------------------


         High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

         If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.



---------------------------------------- ------------------------------------------------------------------------

                                         Each of the following Portfolios may be
                                         subject to Interest Rate Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
America's Value                          May invest up to 35% of its assets in fixed income securities.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Bond Debenture                           Invests at least 80% of its assets in debt securities.

---------------------------------------- ------------------------------------------------------------------------


         The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since each Portfolio invests substantially all of its assets in debt securities or stocks purchased primarily for dividend income, if interest rates were to rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

         Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.


---------------------------------------- ------------------------------------------------------------------------

                                         Each of the following Portfolios may be
                                         subject to Credit Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------

America's Value                          May invest up to 35% of its assets in fixed income securities.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Bond Debenture                           Invests at least 80% of its assets in debt securities.

---------------------------------------- ------------------------------------------------------------------------


         The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. Since your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.



---------------------------------------- ------------------------------------------------------------------------
                                         The following Portfolios are subject to Credit Default Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------

America's Value                          May invest up to 15% of its assets in credit default swaps.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Bond Debenture                           May invest up to 15% of its assets in credit default swaps.

---------------------------------------- ------------------------------------------------------------------------


         The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

         Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount of which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide. Conversely, the Portfolio requires its counterparties to provide collateral on a comparable basis except in those instances in which the adviser is satisfied with the claims paying ability of the counterparty without such collateral.

Are there any other risks of investing in each Portfolio?

         America's Value and Bond Debenture is also subject to mortgage-related and non-mortgage asset-backed securities risks.

         Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

         Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

         If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn , this could cause the value of the Portfolio's shares to fluctuate more.

         Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities, such as automobiles or credit card receivables, may be insufficient to support the payments on the securities.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

         The Reorganization is a part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. Reduction in the number of such portfolios is an attempt to improve the operating efficiencies of the Trust's remaining portfolios.

         At a regular meeting held on February 14, 2007, all of the Trustees of the Trust, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of America's Value, and that the interests of existing shareholders of America's Value will not be diluted as a result of the transactions contemplated by the Reorganization.

         Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Trust and reviewed various factors about the Portfolios and the proposed Reorganization. The Trustees noted that America's Value had not been able to accumulate significant assets since its inception date. The Trustees also noted that Mid-Cap Value and Bond Debenture, when aggregated, outperformed America's Value for each of the one year periods ended December 31, 2004 and December 31, 2005. For the one year period ended December 31, 2006, America's Value outperformed the combined performance of Mid-Cap Value and Bond Debenture. In addition, based on the ratio of shares of Mid-Cap Value and Bond Debenture to be received, as of December 31, 2006, by shareholders on a pro forma basis after the Reorganization, total operating expenses of Mid-Cap Value and Bond Debenture are anticipated to be 0.96% which is less than those of America's Value. The Trustees also noted that the Manager had determined to not renew the Expense Limitation Agreement for America's Value. As a result, subsequent to April 30, 2007, the total operating expenses of the Class B shares of America's Value would be substantially in excess of the total operating expenses of Mid-Cap Value's and Bond Debenture's Class B shares total operating expenses. The Board further noted that shareholders of America's Value may benefit from the ability to choose the proportion of their investments in equity securities rather than having that proportion determined by America's Value's Adviser.

         The Trustees considered the relative size of each Portfolio, including the benefits of combining the assets of the Portfolios into a larger entity. As of December 31, 2006, America's Value's assets were approximately $94.1 million, Mid-Cap Value's assets were approximately $363.4 million and Bond Debenture's assets were approximately $1.861 billion. Combining the assets of the Portfolios could lead to operating efficiencies for the Portfolios' shareholders and economies of scale by meeting the management fee breakpoint levels.

         In addition, the Trustees considered, among other things:


o    the terms and conditions of the Reorganization;



o the fact that the Reorganization would not result in the dilution of America's Value's shareholders' interests;



o the effect of the Reorganization on the Contract Owners and the expected value of their Contracts after receiving Mid-Cap Value and Bond Debenture shares for America's Value shares currently held;



o the fact that America's Value, Mid-Cap Value and Bond Debenture have similar investment objectives and similar investment strategies with respect to the equity and fixed income portions of each Portfolio;


o the fact that the portfolio managers of the equity and fixed income portions of the America's Value's portfolio also manage Mid-Cap Value and Bond Debenture, respectively;


o the fact that MetLife or one of its affiliates will bear the expenses incurred by each Portfolio in connection with the Reorganization;


o the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products;


o the fact that Mid-Cap Value and Bond Debenture will assume all of the liabilities of America's Value;



o    the federal income tax consequences of the Reorganization; and




alternatives available to shareholders of America's Value, including the ability to redeem their shares.

         During their consideration of the Reorganization, the Trustees of the Trust met with counsel to the Independent Trustees regarding the legal issues involved.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the Reorganization would be in the best interests of America's Value and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of America's Value for approval.

         The Trustees of the Trust have also approved the Plan on behalf of Mid-Cap Value and Bond Debenture.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

         The Plan provides that all of the assets of America's Value will be acquired by Mid-Cap Value and Bond Debenture in exchange for Class B shares of Mid-Cap Value and Bond Debenture and the assumption by Mid-Cap Value and Bond Debenture of all of the liabilities of America's Value on or about April 30, 2007 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, America's Value will endeavor to discharge all of its known liabilities and obligations. America's Value will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day next preceding the Closing Date (the "Valuation Time").

         At or prior to the Closing Date, America's Value will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's Record Holders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         The number of full and fractional shares of each class of Mid-Cap Value and Bond Debenture to be received by the Record Holders of America's Value will be determined by multiplying the respective outstanding shares of America's Value by a factor which shall be computed by dividing the net asset value per share of the Class B share of America's Value by the net asset value per share of the Class B shares of Mid-Cap Value and Bond Debenture. The ratio of the value of the shares of Mid-Cap Value and Bond Debenture to be received by Record Holders will be equal to the ratio of the respective values of the equity securities and fixed income securities held by America's Value as of the close of business on the day immediately prior to the Reorganization. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         State Street Bank and Trust Company, the custodian for all Portfolios, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information for Mid-Cap Value and Bond Debenture relating to Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

         As soon after the Closing Date as conveniently practicable, America's Value will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of Mid-Cap Value and Bond Debenture received by America's Value. The liquidation and distribution will be accomplished by the establishment of accounts in the names of America's Value's Record Holders on Mid-Cap Value's and Bond Debenture's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Mid-Cap Value and Bond Debenture due to America's Value's Record Holders. All issued and outstanding shares of America's Value will be canceled. The shares of Mid-Cap Value and Bond Debenture to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of their affairs, America's Value will be terminated as series of the Trust.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by America's Value's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of America's Value's shareholders, the Plan may be terminated (a) by the mutual agreement of America's Value, Mid-Cap Value and Bond Debenture; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         Whether or not the Reorganization is consummated, MetLife or one of its affiliates will pay the expenses incurred by the Portfolios in connection with the Reorganization (including the cost of any proxy soliciting agent). No portion of the expenses will be borne directly or indirectly by the Portfolios or their shareholders.

         If America's Value's shareholders do not approve the respective Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences


         For the purposes of this Federal Income Tax Consequences section, "Record Holder" refers to the separate accounts through which the Insurance Companies own shares of America's Value. The Reorganization is not intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, America's Value, Mid-Cap Value and Bond Debenture will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the
Reorganization:

         1. The transfer of all of the equity assets and fixed income assets of America's Value in exchange for shares of Mid-Cap Value and Bond Debenture and assumption by Mid-Cap Value and Bond Debenture of the identified liabilities of America's Value followed by the distribution of said Mid-Cap Value and Bond Debenture shares pro rata to the America's Value Shareholders in liquidation of America's Value will not constitute a "reorganization" within the meaning of ss. 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").


         2. Gain or loss will be recognized by America's Value upon the transfer of its assets to Mid-Cap Value and Bond Debenture in exchange for Mid-Cap Value and Bond Debenture shares and the assumption by Mid-Cap Value and Bond Debenture of the identified liabilities of America's Value.

         3. The America's Value Shareholders will recognize gain or loss upon the exchange of their America's Value shares for Mid-Cap Value and Bond Debenture shares in liquidation of America's Value.

         4. The aggregate tax basis of the Mid-Cap Value and Bond Debenture shares received by each America's Value Shareholder pursuant to the Reorganization will be the net asset value of such shares at the time of the Reorganization, and the holding period of the Mid-Cap Value and Bond Debenture shares received by each America's Value Shareholder will begin at the time of the Reorganization.

         5. The tax basis of the assets of America's Value acquired by Mid-Cap Value and Bond Debenture will be the fair market value of such assets at the time of the Reorganization, and the holding period of the assets of America's Value in the hands of Mid-Cap Value and Bond Debenture begin at the time of the Reorganization.

         6. If the Record Holders and related Contracts are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for those Contract Owners who have a part of their annuity contract or insurance policy allocated to America's Value.

         Mid-Cap Value and Bond Debenture will not be able to utilize any pre-Reorganization losses realized by America's Value to offset gains realized by Mid-Cap Value and Bond Debenture.


Pro Forma Capitalization

         The following table sets forth the capitalization of America's Value, Mid-Cap Value, Bond Debenture and the capitalization of Mid-Cap Value and Bond Debenture on a pro forma basis as of December 31, 2006, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.6898 and 1.2523 Class B shares of Mid-Cap Value and Bond Debenture, respectively, for each share of America's Value.



        Capitalization of America's Value, Mid-Cap Value, Bond Debenture,
            Mid-Cap Value (Pro Forma) and Bond Debenture (Pro Forma)
----------------------- ------------ -------------- --------------- ------------- ---------------- --------------

                                                                                                      Bond
                                                                                   Mid-Cap Value     Debenture

                         America's      Mid-Cap          Bond                        Pro Forma       Pro Forma
                           Value         Value        Debenture     Adjustments       (After          (After
                                                                                    Reorganization   Reorganization)
----------------------- ------------ -------------- --------------- ------------- ---------------- --------------

Net Assets
Class A                 ---          $ 96,774,724   $1,059,007,991                  $ 96,774,724     $1,059,007,991
Class B                 $94,119,513  $266,347,726   $               (94,119,513)(a  $334,116,184     $  792,204,826
                                                       765,853,771
Class E                 ---          ---            $   37,131,184                       ---         $   37,131,184

Total Net Assets        $94,119,513  $363,122,450   $1,861,992,946                  $430,890,908     $1,888,344,001


----------------------- ------------ -------------- --------------- ------------- ---------------- --------------
Net Asset Value Per
Share
Class A                 ---          $22.79         $12.51                          $22.79           $12.51
Class B                 $15.56       $22.56         $12.43                          $22.56           $12.43
Class E                 ---          ---            $12.44                                           $12.44
----------------------- ------------ -------------- --------------- ------------- ---------------- --------------
Shares Outstanding

Class A                 ---            4,246,195     84,678,506                        4,246,195         84,678,506
Class B                 6,047,941     11,806,013     61,631,213     (6,971,436)(a)    14,809,888         63,751,784
Class E                 ---          ---              2,983,799                                           2,983,799


----------------------- ------------ -------------- --------------- ------------- ---------------- --------------
Total Shares            6,047,941     16,052,208    149,293,518                       19,056,083        151,414,069
Outstanding
----------------------- ------------ -------------- --------------- ------------- ---------------- --------------
    (a) Reflects change in shares outstanding due to the issuance of Class B shares of Mid-Cap Value and Bond Debenture in exchange for Class B shares of America's Value based upon the net asset value of the Mid-Cap Value's and Bond Debenture's Class B shares at December 31, 2006. Of the
     $94,119,513 net assets adjustment, $26,351,055 is attributable to Mid-Cap
     Value and $67,768,458 is attributable to Bond Debenture. Of the 6,971,436 shares outstanding adjustment, 3,044,066 is attributable to Mid-Cap Value and 3,927,370 is attributable to Bond Debenture.

         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

Distribution of Shares

         All portfolios of the Trust mainly sell shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of the Trust are passed through to the insurance companies' separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level. The Trust may also offer shares to other separate accounts of other insurers if approved by the Board of Trustees of the Trust.

         MetLife Investors Distribution Company ("MID"), an affiliate of MetLife, serves as the distributor for the Trust's shares. MID and its affiliates distribute the Contracts, and Mid-Cap Value's and Bond Debenture's shares underlying such Contracts, directly and through broker-dealers, banks, or other financial intermediaries.

         Mid-Cap Value is currently authorized to issue Class A and Class B shares. Bond Debenture is currently authorized to issue Class A, Class B and Class E shares, respectively. America's Value currently offers only Class B shares. Each Class of Mid-Cap Value and Bond Debenture has a distribution agreement and bears its own distribution expenses, if any.

         In the proposed Reorganization, shareholders of America's Value owning Class B shares will receive Class B shares of Mid-Cap Value and Bond Debenture.

         Class B shares are sold at net asset value without any initial or deferred sales changes and are subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class B shares of Mid-Cap Value and Bond Debenture under which the Portfolio may pay for distribution-related expenses at an annual rate which may not exceed 0.50% of average daily net assets attributable to Class B. Payments with respect to Class B shares are currently limited to 0.25% of average daily net assets attributable to Class B. The amount may be increased to the full plan rate for the Portfolio by the Trustees without shareholder approval.

         In connection with the Reorganization, no sales charges will be imposed. Certain sales or other charges may be imposed by the Contracts for which Mid-Cap Value and Bond Debenture serve as investment vehicles. A more detailed description of the Class B shares and the distribution arrangements applicable to this Class of shares are contained in the Prospectus and Statement of Additional Information relating to Mid-Cap Value and Bond Debenture.

Purchase and Redemption Procedures

         The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of America's Value. No fee is charged by America's Value for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. America's Value buys or sells shares at net asset value per share for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

         MID and its affiliates place orders for the purchase or redemption of shares of Mid-Cap Value and Bond Debenture based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for each Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

Exchange Privileges

         The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Trust.

Dividend Policy

         Each Portfolio has the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income, including any short-term capital gains to the Insurance Company separate accounts annually and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio, if any, are also declared and distributed once a year and reinvested in the Portfolio.

         Each Portfolio has qualified, and Mid-Cap Value and Bond Debenture each intend to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must, among other things, distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                      COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

         The Trust is organized as a Delaware business trust and is governed by its Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws, a Board of Trustees, and applicable Delaware law. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Trust's Declaration of Trust and By-Laws, without charge, upon written or oral request to the Trust at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement. The Trust is an open-end management investment company registered with the SEC under the 1940 Act, and is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Trust consist of the Portfolios and other mutual funds of various asset classes. The Trust currently offers shares of its portfolios only to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by the Insurance Companies and qualified pension and retirement plans.

Capitalization

         The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The Declaration of Trust of the Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Portfolio.

         Shares of America's Value are offered in only one class (Class B); shares of Mid-Cap Value are offered in two classes (Class A and Class B) and shares of Bond Debenture are offered in three classes (Class A, Class B and Class E). Shares of the classes of each Portfolio represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Declaration of Trust of the Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

Shareholder Meetings and Voting Rights

         The Trust on behalf of each Portfolio is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust.

         Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Trust, 33 1/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940
Act). A Trustee of the Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

         Under the Declaration of Trust of the Trust, each whole share of beneficial interest of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote.

         The Declaration of Trust of the Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate or transfer the assets and liabilities of a Portfolio or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of the Trust may also terminate the Trust, a Portfolio, or a class of shares upon written notice to the shareholders.

Liquidation

         In the event of the liquidation of the Trust, a Portfolio, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Portfolio or attributable to the class over the liabilities belonging to the Trust, the Portfolio or attributable to the class. The assets so distributable to shareholders of the Portfolio will be distributed among the shareholders in proportion to the number of shares of a class of the Portfolio held by them on the date of distribution.

Liability and Indemnification of Trustees

         Under the Declaration of Trust of the Trust, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (3) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. A Portfolio may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, the By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

                          VOTING INFORMATION CONCERNING THE MEETING

         This Prospectus/Proxy Statement is being sent to shareholders of America's Value in connection with a solicitation of voting instructions by the Trustees of the Trust, to be used at the Meeting to be held at 10:00 a.m. Eastern time, April 24, 2007, at the offices of the Trust, 260 Madison Avenue, 10th Floor, New York, New York, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of America's Value on or about March 16, 2007.

         The Board of Trustees of the Trust has fixed the close of business on February 16, 2007 as the record date (the "Record Date") for determining the shareholders of America's Value entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of America's Value, and are the Record Holders of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of America's Value. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of America's Value for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

         The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of America's Value held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of America's Value is entitled to one vote and any fractional share is entitled to a fractional vote.
         Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of a Plan and a Reorganization contemplated thereby.

         If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

         If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.


o Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR that proposed Reorganization and FOR any other matters deemed appropriate.

         Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate (this is referred to as "echo voting"). Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.

         Approval of a Reorganization will require the affirmative vote of a majority of the votes of America's Value entitled to vote cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least 33?% of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holders of America's Value were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Declaration of Trust of the Trust.

         Voting instructions solicitations will be made primarily by mail, but beginning on or about April 8, 2007, voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Met Investors Advisory LLC, its affiliates or other representatives of America's Value (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, the Trust's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by MetLife or one of its affiliates. Neither the Trust nor the Contract Owners will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

         If shareholders of America's Value do not vote to approve both Reorganizations, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder of America's Value who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

         The Trust does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

         The votes of the shareholders of Mid-Cap Value and Bond Debenture are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

Shareholder Information


         The Record Holders of America's Value at the close of business on February 16, 2007 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of America's Value owned as of the Record Date. As of the Record Date, the total number of shares of America's Value outstanding and entitled to vote was 6,036,488.324.

         As of February 16, 2007, the officers and Trustees of the Trust beneficially owned as a group less than 1% of the outstanding shares of America's Value, Mid-Cap Value and Bond Debenture, respectively.


Control Persons and Principal Holders of Securities

         On February 16, 2007, to the knowledge of the Trustees and management of the Trust, First MetLife Investors Variable Annuity Account One, MetLife Investors Variable Annuity Account Five and MetLife Investors Variable Annuity Account One collectively owned of record 100% of the shares of America's Value.

         Each Insurance Company has advised the Trust that as of February 16, 2007, there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of America's Value, Mid-Cap Value or Bond Debenture, respectively.

         As of the date of this Prospectus/Proxy Statement, MetLife and its affiliates owned 100% of the outstanding shares of the Trust and as a result MetLife may be deemed to be a control person with respect to the Trust.

                              FINANCIAL STATEMENTS AND EXPERTS


         The Annual Report on Form N-CSR of the Trust relating to America's Value, as of and for the year ended December 31, 2006, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

         The Annual Report on Form N-CSR of the Trust relating to Mid-Cap Value, as of and for the year ended December 31, 2006, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

         The Annual Report on Form N-CSR of the Trust relating to Bond Debenture, as of and for the year ended December 31, 2006, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.


                                   LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Mid-Cap Value and Bond Debenture will be passed upon by Sullivan & Worcester LLP.

                              ADDITIONAL INFORMATION

         The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

OTHER BUSINESS

         The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLAN AND ANY UNMARKED VOTING
          INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.





March 16, 2007

                                                             Exhibit A
                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 1st day of March, 2007, by and between Met Investors Series Trust, a Delaware business trust, with its principal place of business at 5 Park Plaza, Suite 1900, Irvine, California 92614 (the "Trust"), with respect to its Lord Abbett Mid-Cap Value Portfolio series and Lord Abbett Bond Debenture Portfolio series (each an "Acquiring Fund" and together the "Acquiring Funds"), and the Trust, with respect to its Lord Abbett America's Portfolio series (the "Selling Fund").

         The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class B shares of beneficial interest, $.001 par value per share, of the Acquiring Funds (the "Acquiring Funds Shares"); (ii) the assumption by the Acquiring Funds of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Funds Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Funds are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Funds are permitted to invest;

         WHEREAS, the Selling Fund and the Acquiring Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the transactions contemplated herein will be in the best interests of each Acquiring Fund and its shareholders;

         WHEREAS, the Trustees of the Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Funds Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Funds. Each Acquiring Fund agrees in exchange for the Selling Fund's assets (i) to deliver to the Selling Fund the number of Acquiring Funds Shares, including fractional Acquiring Funds Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and
(ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Funds shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Funds with its most recent unaudited financial statements, which contain a list of all of the Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the applicable Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         Each Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Funds with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Funds may not hold, the Selling Fund, if requested by the Acquiring Funds, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and an Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Funds shall assume, pro rata, all of the Selling Fund's liabilities reflected on a Statement of Assets and Liabilities prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period, and other obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Funds Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Funds Shares then credited to the account of the Selling Fund on the books of each Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Funds Shares due such Shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Funds shall not issue certificates representing the Acquiring Funds Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Funds Shares will be shown on the books of each Acquiring Fund's transfer agent. Shares of each Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Funds Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Funds Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by each Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and each Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Funds Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and each Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Funds Shares to be issued in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Class B shares of each Acquiring Fund on the Valuation Date, determined in accordance with paragraph 2.2. Holders of Class B shares of the Selling Fund will receive Class B shares of each Acquiring Fund. The amount of Acquiring Funds Shares of each Acquiring Fund will be proportionate to the amount of the assets of the Selling Fund transferred to each Acquiring Fund. The ratio of the shares of each of the Acquiring Funds to be received by Selling Fund Shareholders will equal the ratio of the Selling Fund's equity and fixed income securities at the Valuation Date.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, each Acquiring Fund's custodian, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about April 30, 2007 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of Metropolitan Life Insurance Company, located at 260 Madison Avenue, 10th Floor, New York, New York 10016, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such Shareholder immediately prior to the Closing. Each Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to each Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

                  (b) The Selling Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by each Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The audited financial statements of the Selling Fund at December 31, 2006 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to each Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since December 31, 2006, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by each Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to each Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, each Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Funds with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Funds and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. Each Acquiring Fund represents and warrants to the Selling Fund, only as to itself, as follows:

                  (a) The Acquiring Fund is a separate investment series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The audited financial statements of the Acquiring Fund at December 31, 2006 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since December 31, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUNDS AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. Each Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL BY SHAREHOLDERS. The Trust will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Funds Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist each Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Funds and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish each Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Deloitte & Touche LLP and certified by the Trust's President, Vice President or Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by each Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of each Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and each Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 With respect to the Selling Fund, the Trust shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Trust and each Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) Each Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) Each Acquiring Fund is a separate series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by each Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of each Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Funds Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of an Acquiring Fund has any statutory preemptive rights in respect thereof.

                  (e) The Registration Statement, to the knowledge of such counsel, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by each Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which an Acquiring Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which an Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to each Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to each Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to an Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.



                                   ARTICLE VII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS

         The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to each Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to each Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

         7.3 With respect to the Acquiring Funds, the Trust shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Trust and the Selling Fund, in a form reasonably satisfactory to each Acquiring Fund, covering the following points:

                  (a) The Selling Fund is a separate investment series of the Trust, a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-laws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly represent the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or an Acquiring Fund, each other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither an Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of an Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).


         8.6 The Trust shall have received favorable opinions of Sullivan & Worcester LLP addressed to each Acquiring Fund and the Selling Fund substantially to the effect that, for federal income tax purposes:

         (a) The transfer of all of the equity assets and fixed income assets of Selling Fund in exchange for shares of the respective Acquiring Fund and assumption by the Acquiring Funds of the identified liabilities of Selling Fund followed by the distribution of said Acquiring Fund shares pro rata to the Selling Fund Shareholders in liquidation of Selling Fund will not constitute a "reorganization" within the meaning of ss. 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

         (b) Gain or loss will be recognized by Selling Fund upon the transfer of its assets to the Acquiring Funds in exchange for Acquiring Fund shares and the assumption by the Acquiring Funds of the identified liabilities of Selling Fund.

         (c) The Selling Fund Shareholders will recognize gain or loss upon the exchange of their Selling Fund shares for Acquiring Fund shares in liquidation of Selling Fund.

          (d) The aggregate tax basis of the Acquiring Fund shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the net asset value of such shares at the time of the Reorganization, and the holding period of the Acquiring Fund shares received by each Selling Fund Shareholder will begin at the time of the Reorganization.

         (e) The tax basis of the assets of Selling Fund acquired by each Acquiring Fund will be the fair market value of such assets at the time of the Reorganization, and the holding period of the assets of Selling Fund in the hands of each Acquiring Fund begin at the time of the Reorganization.

         (f) The Reorganization will not be a taxable event for those contract-or policyholders who have a part of their annuity contract or insurance policy allocated to Selling Fund, if the separate accounts of the relevant insurance company affiliates of Metropolitan Life Insurance Company and related variable life insurance policies or annuity contracts are properly structured under the insurance company provisions of the Code.


                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Funds, whether incurred before or after the date of this Agreement, will be borne by Metropolitan Life Insurance Company or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement;
(b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Funds Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Funds Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees;
(g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, each Acquiring Fund shall pay its own federal and state registration fees and any portfolio transaction costs.



                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Funds and the Selling Fund agree that neither the Acquiring Funds nor the Selling Fund has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Funds and the Selling Fund. In addition, either each Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Funds, the Selling Fund, the Trust, or its Trustees or officers, to the other party. In such event, Metropolitan Life Insurance Company, or one of its affiliates, shall bear the expenses incurred by the Selling Fund and the Acquiring Funds incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Funds Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund and the Acquiring Funds must look solely to the trust property belonging to the Selling Fund and the Acquiring Funds for the enforcement of any claims against the Selling Fund and the Acquiring Funds, respectively.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                         MET INVESTORS SERIES TRUST ON BEHALF OF LORD ABBETT AMERICA'S VALUE PORTFOLIO

                         By:
                            -----------------------------------------

                         Name: Elizabeth M. Forget

                         Title: President



                         MET INVESTORS SERIES TRUST ON BEHALF OF LORD ABBETT MID-CAP VALUE PORTFOLIO

                         By:
                            -----------------------------------------

                         Name: Elizabeth M. Forget

                         Title: President



                         MET INVESTORS SERIES TRUST ON BEHALF OF LORD ABBETT BOND DEBENTURE PORTFOLIO

                         By:
                            -----------------------------------------

                         Name: Elizabeth M. Forget

                         Title: President

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                      LORD ABBETT AMERICA'S VALUE PORTFOLIO
                                   a series of
                           Met Investors Series Trust
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                                 (800) 848-3854


                        BY AND IN EXCHANGE FOR SHARES OF

                       LORD ABBETT MID-CAP VALUE PORTFOLIO
                                   a series of
                           Met Investors Series Trust


                                       and

                      LORD ABBETT BOND DEBENTURE PORTFOLIO
                                   a series of
                           Met Investors Series Trust

         This Statement of Additional Information, dated March 16, 2007, relating specifically to the proposed transfer of the assets and liabilities of Lord Abbett America's Value Portfolio ("America's Value"), a series of Met Investors Series Trust (the "Trust"), to Lord Abbett Mid-Cap Value Portfolio ("Mid-Cap Value") and Lord Abbett Bond Debenture Portfolio ("Bond Debenture"), each a series of the Trust, in exchange for Class B shares of common stock, $.001 par value per share, of Mid-Cap Value and Bond Debenture, consists of the information set forth below pertaining to America's Value, Mid-Cap Value and Bond Debenture and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) Statement of Additional Information of the Trust relating to America's Value, Mid-Cap Value and Bond Debenture dated May 1, 2006, as supplemented on November 1, 2006;


         (2) Annual Report of the Trust relating to America's Value, Mid-Cap Value and Bond Debenture for the year ended December 31, 2006; and


         (3)      Pro Forma Financial Statements dated as of December 31, 2006.





         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of America's Value, Mid-Cap Value and Bond Debenture dated March 16, 2007. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Fund at the telephone number or address set forth above.

                       STATEMENT OF ADDITIONAL INFORMATION

                           MET INVESTORS SERIES TRUST


         This Statement of Additional Information provides supplementary information pertaining to shares of forty-four investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), an open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses dated May 1, 2006 for, as applicable, the Class A, Class B and Class E shares of the Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett America's Value Portfolio, PIMCO Total Return Portfolio, RCM Global Technology Portfolio, PIMCO Inflation Protected Bond Portfolio, MFS(R) Research International Portfolio, Van Kampen Comstock Portfolio, Van Kampen Mid-Cap Growth Portfolio (formerly known as Lord Abbett Growth Opportunities Portfolio), Legg Mason Aggressive Growth Portfolio (formerly known as Janus Aggressive Growth Portfolio), Oppenheimer Capital Appreciation Portfolio, Met/AIM Small Cap Growth Portfolio, Lazard Mid-Cap Portfolio (formerly the Met/AIM Mid Cap Core Equity Portfolio), Met/Putnam Capital Opportunities Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, Third Avenue Small Cap Value Portfolio, Neuberger Berman Real Estate Portfolio, Turner Mid-Cap Growth Portfolio, Goldman Sachs Mid-Cap Value Portfolio, MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio, Legg Mason Value Equity Portfolio, Met/AIM Capital Appreciation Portfolio, Batterymarch Growth and Income Portfolio, Batterymarch Mid-Cap Stock Portfolio, BlackRock High Yield Portfolio (formerly known as Federated High Yield Portfolio), Loomis Sayles Global Markets Portfolio, BlackRock Large-Cap Core Portfolio (formerly known as Mercury Large-Cap Core Portfolio), MFS(R) Emerging Markets Equity Portfolio, MFS(R) Value Portfolio, Pioneer Fund Portfolio, Pioneer Strategic Income Portfolio, Pioneer Mid-Cap Value Portfolio, Dreman Small-Cap Value Portfolio, Janus Capital Appreciation Portfolio and Legg Mason Partners Managed Assets Portfolio, and the Prospectus dated November 1, 2006 for the Class B shares of the Strategic Growth Portfolio, Strategic Growth and Income Portfolio and Strategic Conservative Growth Portfolio which may be obtained by writing the Trust at 5 Park Plaza, Suite 1900, Irvine, California 92614 or by calling (800) 848-3854. (MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio, Strategic Growth Portfolio, Strategic Growth and Income Portfolio and Strategic Conservative Growth Portfolio are collectively referred to herein as the "Allocation Portfolios" and individually, an "Allocation Portfolio"). Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.


         The date of this Statement of Additional Information is May 1, 2006 as supplemented on November 1, 2006.

         The audited financial statements described in "Financial Statements" herein for the periods ended December 31, 2005 or October 31, 2005, as the case may be, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the Securities and Exchange Commission on February 24, 2006 (File No. 811-10183), in the Travelers Series Trust's Annual Report to Shareholders, filed electronically with the Securities and Exchange Commission on December 20, 2005 and February 24, 2006 (File No. 811-06465), in the Capital Appreciation Fund Annual Report to Shareholders filed electronically with the Securities and Exchange Commission on February 24, 2006 (File No. 811-03429), in Managed Assets Trust's Annual Report to Shareholders filed electronically with the Securities and Exchange Commission on February 24, 2006 (File No. 811-03568) are incorporated by reference and made part of this document.




                                TABLE OF CONTENTS



                                                                                                                Page


        INVESTMENT OBJECTIVES AND POLICIES....................................................................... 5
         Asset-Backed Securities..................................................................................5
         Brady Bonds..............................................................................................6
         Collateralized Debt Obligations..........................................................................7
         Convertible Securities...................................................................................8
         Credit Default Swaps.................................................................................... 9
         Depositary Receipts  ....................................................................................9
         Dollar Roll Transactions ................................................................................9
         Event-Linked Bonds  ....................................................................................10
         Floaters ...............................................................................................11
         Foreign Currency Transactions...........................................................................11
         Foreign Securities......................................................................................15
         Forward Commitments, When-Issued and Delayed Delivery.................................................. 19
         High Yield/High Risk Debt Securities....................................................................19
         Hybrid Instruments......................................................................................20
         Illiquid Securities  ...................................................................................21
         Inflation-Indexed Bonds.................................................................................21
         Interest Rate Transactions..............................................................................22
         Investment Grade Corporate Debt Securities............................................................. 24
         Loans and Other Direct Indebtedness.....................................................................24
         Money Market Securities.................................................................................24
         Mortgage-Backed Securities..............................................................................25
         Municipal Fixed Income Securities.......................................................................28
         Options and Futures Strategies..........................................................................29
         Other Investment Companies..............................................................................34
         Portfolio Turnover..................................................................................... 36
         Preferred Stocks........................................................................................36
         Real Estate Investment Trusts...........................................................................36
         Repurchase Agreements  .................................................................................37
         Reverse Repurchase Agreements...........................................................................37
         Rights and Warrants.....................................................................................38
         Securities Loans........................................................................................38
         Short Sales.............................................................................................39
         Structured Notes........................................................................................40
         Swaps ..................................................................................................40
         U.S. Government Securities..............................................................................42
         Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds ...............................................42
         INVESTMENT RESTRICTIONS.................................................................................43
         Fundamental Policies....................................................................................43
         Non-Fundamental Policies................................................................................44
         PERFORMANCE INFORMATION.................................................................................47
         Total Return............................................................................................47
         Yield...................................................................................................48
         Non-Standardized Performance............................................................................49
         PORTFOLIO TRANSACTIONS..................................................................................49
         MANAGEMENT OF THE TRUST.................................................................................54
         Trustees and Officers...................................................................................54
         Committees of the Board.................................................................................57
         Compensation of the Trustees............................................................................57
         Proxy Voting Procedures.................................................................................58
         Proxy Voting Records....................................................................................59
         Portfolio Holdings Disclosure Policy....................................................................59
         INVESTMENT ADVISORY AND OTHER SERVICES..................................................................60
         The Manager.............................................................................................60
         The Advisers............................................................................................73
         The Administrator.......................................................................................78
         The Distributor.........................................................................................79
         Code of Ethics..........................................................................................82
         Custodian...............................................................................................83
         Transfer Agent..........................................................................................83
         Legal Matters...........................................................................................83
         Independent Registered Public Accounting Firm...........................................................83
         REDEMPTION OF SHARES....................................................................................83
         NET ASSET VALUE.........................................................................................83
         FEDERAL INCOME TAXES....................................................................................85
         FINANCIAL STATEMENTS....................................................................................90
         APPENDIX A - SECURITIES RATINGS........................................................................A-1
         APPENDIX B- Proxy Voting Policies and Procedures.......................................................B-1
         APPENDIX C - Portfolio Manager Disclosure..............................................................C-1


         ------------------------------------
         No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

INVESTMENT OBJECTIVES AND POLICIES

         The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus. If a Portfolio is not identified below in connection with a particular strategy or technique, its Adviser, as of the effective date of this Statement of Additional Information, does not intend to invest any of the Portfolio's assets in that strategy or technique although it has the ability to do so and may do so in the future.

         Each Allocation Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in other mutual funds managed by the Manager or its affiliates (the "Underlying Portfolios"). In addition to investments in shares of the Underlying Portfolios, an Allocation Portfolio may invest for cash management purposes in U.S. government securities and in money market securities. In addition to the fees directly associated with an Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which an Allocation Portfolio invests. This Statement of Additional Information contains information about Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of Metropolitan Series Fund, Inc., please see the May 1, 2006 prospectus and statement of additional information of Metropolitan Series Fund, Inc. (SEC File No. 811-03618).

         Each Allocation Portfolio invests in shares of the Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Manager's or Adviser's allocation among the Underlying Portfolios. Accordingly, each Allocation Portfolio's investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Allocation Portfolio allocates to the Underlying Portfolios utilizing such strategies. However, information in "Money Market Securities", "Other Investment Companies" and "U.S. Government Securities" also applies generally to direct investments that may be made by the Allocation Portfolios.

Asset-Backed Securities (Lord Abbett Bond Debenture, Lord Abbett America's Value, Legg Mason Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Lazard Mid-Cap, T. Rowe Price Mid-Cap Growth, Third Avenue Small Cap Value, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, Met/AIM Capital Appreciation, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, MFS(R) Value, Loomis Sayles Global Markets, Legg Mason Partners Managed Assets and Janus Capital Appreciation Portfolios).

         Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

         Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and shorter prepayments will lengthen it.

         The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

         In the case of privately issued asset-backed securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

Brady Bonds (Lord Abbett Bond Debenture, Lord Abbett America's Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Capital Appreciation, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, BlackRock Large-Cap Core, MFS(R) Value, Dreman Small-Cap Value, Janus Capital Appreciation, MFS(R) Emerging Markets Equity, Loomis Sayles Global Markets and Legg Mason Partners Managed Assets Portfolios)


         Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only in the last decade, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


Collateralized Debt Obligations (PIMCO Inflation Protected Bond, PIMCO Total Return, Legg Mason Value Equity, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Janus Capital Appreciation, BlackRock High Yield, Loomis Sayles Global Markets and Legg Mason Partners Managed Assets Portfolios)

         A Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

         For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and services to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

         The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Portfolios' Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Convertible   Securities   (All   Portfolios   except  Turner  Mid-Cap   Growth,
Batterymarch Growth and Income and Batterymarch Mid-Cap Stock Portfolios)

         A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

         Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio's investment adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Credit Default Swaps (PIMCO Inflation Protected Bond, PIMCO Total Return, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap
Value, Janus Capital Appreciation, Lord Abbett Bond Debenture and Lord Abbett America's Value Portfolios)

         A Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

         A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Depositary Receipts (All Portfolios except, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios)
                  -

         A Portfolio may purchase foreign securities in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. The Turner Mid-Cap Growth Portfolio does not expect to invest more than 10% of its total assets in American Depositary Receipts. Because American Depositary Receipts are listed on a U.S. securities exchange, the investment advisers of the BlackRock High Yield, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, RCM Global Technology, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, Batterymarch Growth and Income, Batterymarch Mid-Cap Stock , Legg Mason Aggressive Growth and Legg Mason Partners Managed Assets Portfolios do not treat them as foreign securities. However, like other depositary receipts, American Depositary Receipts are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

Dollar Roll Transactions (BlackRock High Yield, Lord Abbett Bond Debenture, Lord Abbett America's Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Oppenheimer Capital Appreciation, Met/AIM Small Cap Growth, Lazard Mid-Cap, Legg Mason Value Equity, MET/AIM Capital Appreciation, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Loomis Sayles Global Markets and Legg Mason Partners Managed Assets Portfolios)

         The Portfolios may enter into "dollar roll" transactions, which consist of the sale by the Portfolio to a bank or broker-dealer (the "counterparty") of Government National Mortgage Association certificates, other mortgage-backed securities or other fixed income securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

         A Portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. The Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

         Dollar rolls are treated for purposes of the Investment Company Act of 1940, as amended ("1940 Act") as borrowings of a Portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

         The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, the Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Event-Linked Bonds (PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios) Each Portfolio may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some even-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Floaters (PIMCO Inflation Protected Bond, PIMCO Total Return, Lord Abbett America's Value, Legg Mason Aggressive Growth, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, BlackRock Large-Cap Core, MFS(R) Value, Janus Capital Appreciation, Loomis Sayles Global Markets and Legg Mason Partners Managed Assets Portfolios)

         A Portfolio may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."

Foreign Currency Transactions (Harris Oakmark International, T. Rowe Price Mid-Cap Growth, MFS(R) Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Oppenheimer Capital Appreciation, Legg Mason Aggressive Growth, Met/Putnam Capital Opportunities, Met/AIM Small Cap Growth, Lazard Mid-Cap, Lord Abbett America's Value, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, Met/AIM Capital Appreciation, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, BlackRock Large-Cap Core, MFS(R) Value, Dreman Small-Cap Value, MFS(R) Emerging Markets Equity, Loomis Sayles Global Markets, Janus Capital Appreciation and Van Kampen Mid-Cap Growth Portfolios)

         Foreign Currency Exchange Transactions. A Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The investment adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

         A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

         If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

         A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations. Open positions in forwards used for non-hedging purposes will be covered if the Portfolio earmarks liquid assets or by the segregation with the Trust's custodian of liquid assets and marked to market daily.

         Forwards will be used primarily to adjust the foreign exchange exposure of each Portfolio with a view to protecting against uncertainty in the level of future foreign exchange rates, and the Portfolios might be expected to enter into such contracts under the following circumstances:

     Lock In. When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

         Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio's holdings denominated in the currency sold.

         Direct Hedge. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Portfolio can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

         Proxy Hedge. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.

         Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

Foreign Securities (All Portfolios)

         A Portfolio may invest in foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. A Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject a Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

         Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Portfolio.

         The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

         Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

         Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

         The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

         The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

         The Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income Portfolios do not expect that more than 20%, 10%, 20%, and 10%, respectively, of their total assets will be invested in foreign securities. The Adviser to these Portfolios does not consider securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities."

         The Third Avenue Small Cap Value Portfolio intends to limit its investments in foreign securities to companies issuing U.S. dollar-denominated American Depositary Receipts or which, in the judgment of its Adviser, otherwise provide financial information which provides the Adviser with substantively similar financial information as Securities and Exchange Commission disclosure requirements.

         The T. Rowe Price Mid-Cap Growth Portfolio expects not more than 25% of its total assets will be invested foreign securities. The Met/Putnam Capital Opportunities Portfolio does not expect that more than 20% of its total assets will be invested in foreign securities. The PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios do not expect that more than 30% of their total assets will be invested in securities denominated in foreign currencies. The Oppenheimer Capital Appreciation Portfolio does not expect that more than 35% of its assets will be invested in foreign securities. The RCM Global Technology Portfolio will not invest more than 50% of its assets in foreign securities. The Met/AIM Small Cap Growth, Lazard Mid-Cap and Met/AIM Capital Appreciation Portfolios do not expect that more than 25% of their assets will be invested in foreign securities. The Third Avenue Small Cap Value Portfolio does not expect that more than 35% of its assets will be invested in foreign equity securities and does not currently intend to invest in foreign corporate debt securities such as Eurodollar bonds and Yankee bonds. The Neuberger Berman Real Estate Portfolio will not purchase any foreign currency denominated securities if, as a result, more than 10% of its total assets would be invested in foreign currency denominated securities. The Neuberger Berman Real Estate Portfolio does not expect that more than 10% of its assets will be invested in foreign securities. The Turner Mid-Cap Growth Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter markets in the United States. The Turner Mid-Cap Growth Portfolio does not expect that more than 10% of its assets will be invested in foreign securities. The Goldman Sachs Mid-Cap Value and the Van Kampen Comstock Portfolios may each invest up to 25% of their net assets in foreign securities. The Van Kampen Mid-Cap Growth Portfolio may invest up to 25% of their net assets in foreign securities, including emerging markets primarily through ADRs/GDRs. The Van Kampen Comstock and Van Kampen Mid-Cap Growth Portfolios do not currently intend to invest in foreign corporate debt securities such as Eurodollar bonds and Yankee bonds. The Legg Mason Value Equity Portfolio expects that not more than 25% of its total assets will be invested in foreign securities. The Pioneer Fund, Pioneer Strategic Income and Pioneer Mid-Cap Value Portfolios do not expect to invest more than 25%, 85% and 25%, respectively, of their total assets in foreign securities. BlackRock High Yield and BlackRock Large-Cap Core Portfolio do not expect to invest more than 10% of its assets in foreign securities. The MFS(R) Value Portfolio does not expect to invest more than 35% of its assets in foreign securities. The Janus Capital Appreciation Portfolio does not expect to invest more than 25% of its assets in foreign securities. The Batterymarch Growth and Income Portfolio, Batterymarch Mid-Cap Stock Portfolio, and Legg Mason Partners Managed Assets Portfolio do not expect to invest more than 20% of their total assets in foreign securities. Securities of companies domiciled in Canada, Puerto Rico and Bermuda, if primarily traded in the U.S. securities markets, are not considered to be foreign securities. The Dreman Small-Cap Value and Legg Mason Aggressive Growth Portfolios does not expect to invest more than 10% of their total assets in foreign securities.

         Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks in addition to the risks of foreign investments described below.

         Emerging Market Securities. Investments in emerging market country securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investment in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

         A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio's securities are quoted would reduce the Portfolio's net asset value.

         Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio. The MFS(R) Research International Portfolio expects that not more than 25% of its total assets will be invested in emerging market securities. The Pioneer Fund and Pioneer Mid-Cap Portfolios do not expect that more than 5% of their total assets will be invested in emerging market securities.

Forward Commitments, When-Issued and Delayed Delivery Securities (All Portfolios except Neuberger Berman Real Estate, Legg Mason Aggressive Growth and Turner Mid-Cap Growth Portfolios)


         A Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the security for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its investment adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.

High Yield/High Risk Debt Securities (Lord Abbett Bond Debenture, Lord Abbett America's Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/Putnam Capital Opportunities, Third Avenue Small Cap Value, Neuberger Berman Real
Estate, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, BlackRock Large-Cap Core, MFS(R) Value, Janus Capital Appreciation, MFS(R) Emerging Markets Equity, Loomis Sayles Global Markets, Dreman Small-Cap Value and Legg Mason Partners Managed Assets Portfolios)

         Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody's Investors Service, Inc. ("Moody's") or BB or B by Standard & Poor's Ratings Services ("Standard & Poor's") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value.

         In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers. The Legg Mason Value Equity expects that not more than 10% of its total assets will be invested in high yield debt securities. The Pioneer Fund and Pioneer Mid-Cap Value Portfolios each expects that no more than 5% of their total assets will be invested in high yield debt securities. Pioneer Strategic Income Portfolio expects that not more than 70% of its total assets may be invested in high yield debt securities and not more than 20% of its total assets will be invested in debt securities rated below CCC by Standard & Poor's or the equivalent by another nationally recognized statistical rating organization. The Janus Capital Appreciation Portfolio does not expect to invest more than 35% of its assets in high yield debt securities. The MFS(R) Emerging Markets Equity Portfolio will invest less than 10% of its net assets in high yield debt securities. The Legg Mason Partners Managed Assets Portfolio has adopted an operating policy that prohibits it from purchasing any securities rated lower than BBB by Standard & Poor's, Baa by Moody's or, if unrated by such services, are, in the Adviser's opinion, of equivalent quality, if as a result more than 10% of the Portfolio's assets that are invested in debt securities would be invested in such securities. Further, the Legg Mason Partners Managed Assets Portfolio does not purchase any debt securities rated B or lower by either service or their equivalent. The high yield securities acquired by BlackRock High Yield Portfolio will generally be in the lower rating categories of the major rating services (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the portfolio management team to be of similar quality. Split rated bonds will be considered to have a higher credit rating.

Hybrid Instruments (PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Lazard Mid-Cap, T. Rowe Price Mid-Cap Growth, Lord Abbett America's Value, Third Avenue Small Cap Value, RCM Global Technology, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, Met/AIM Capital Appreciation, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap
Value, Janus Capital Appreciation, Loomis Sayles Global Markets and BlackRock Large-Cap Core Portfolios)

         Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the investment advisers to the Portfolios do not anticipate that such investments will exceed 5% (10% with respect to T. Rowe Price Mid-Cap Growth and Pioneer Strategic Income Portfolios) of each Portfolio's total assets. Hybrid instruments are a form of derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Illiquid  Securities  (All  Portfolios  except Turner Mid-Cap Growth  Portfolio)

         Each Portfolio may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

Inflation-Indexed Bonds (BlackRock High Yield, PIMCO Inflation Protected Bond, PIMCO Total Return, Janus Capital Appreciation, Pioneer Strategic Income, Legg Mason Partners Managed Assets and Loomis Sayles Global Markets Portfolios)

         Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

         Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

         If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

         While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Interest Rate  Transactions  (BlackRock High Yield,  PIMCO  Inflation  Protected
Bond, PIMCO Total Return, Janus Capital Appreciation, Oppenheimer Capital Appreciation, Neuberger Berman Real Estate, Met/AIM Capital Appreciation, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets and Pioneer Strategic Income Portfolios)

         Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the Advisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

         For purposes of applying a Portfolio's investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

         Investment Grade Corporate Debt Securities (Lord Abbett Growth and Income, Lord Abbett Bond Debenture, Lord Abbett America's Value, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Oppenheimer Capital Appreciation, Legg Mason Aggressive Growth, T. Rowe Price Mid-Cap Growth, MFS(R) Research International, Met/AIM Small Cap Growth, Lazard Mid-Cap, Met/Putnam Capital Opportunities, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Van Kampen Comstock, Legg Mason Value Equity, Met/AIM Capital Appreciation, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, BlackRock Large-Cap Core, MFS(R) Value, Dreman Small-Cap Value, Janus Capital Appreciation, MFS(R) Emerging Markets Equity, Loomis Sayles Global Markets and Legg Mason Partners Managed Assets Portfolios)


         Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See Appendix A for a description of the various securities ratings.


Loans and Other Direct Indebtedness (PIMCO Inflation Protected Bond, PIMCO Total Return, Oppenheimer Capital Appreciation, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, MFS(R) Value, MFS(R) Emerging Markets Equity, Loomis Sayles Global Markets and Janus Capital Appreciation Portfolios)

         By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

         The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Money Market Securities (All Portfolios)

         Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

         Other money market securities in which a Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

         A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

         Generally, the Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's or "Prime-1" by Moody's, or if not rated, determined to be of comparable quality by the Portfolio's investment adviser. The Legg Mason Aggressive Growth, Janus Capital Appreciation, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, PIMCO Total Return, Harris Oakmark International and Dreman Small-Cap Portfolios may invest in money market instruments rated A-3 by Standard & Poor's and Prime-3 by Moody's. The Goldman Sachs Mid-Cap Value Portfolio may invest in money market instruments rated A-2 by Standard & Poor's and Prime-2 by Moody's.

                  Mortgage-Backed Securities (Lord Abbett Bond Debenture, Lord Abbett America's Value, PIMCO Inflation Protected Bond, PIMCO Total Return, MFS(R) Research International, Met/AIM Small Cap Growth, Lazard Mid-Cap, T. Rowe Price Mid-Cap Growth, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, Met/AIM Capital Appreciation, BlackRock High Yield, MFS(R) Value, Janus Capital Appreciation, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, Pioneer Fund, Pioneer Strategic Income and Pioneer Mid-Cap Value Portfolios)

         A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in CMOs and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

         CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

         The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

         Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios, may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

         Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

         Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

         Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy and sell those securities at any particular time.

         In the case of privately issued mortgage-related securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

Municipal Fixed Income Securities (PIMCO Inflation Protected Bond, PIMCO Total Return, Legg Mason Partners Managed Assets, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value and Loomis Sayles Global Markets Portfolios)

         A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch Investor Services, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio's investment adviser would consider such events in determining whether the Portfolio should continue to hold it.

         The ability of the Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Portfolio. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Portfolio's investment objectives and policies.

Options and Futures Strategies (All Portfolios except Third Avenue Small Cap Value and Turner Mid-Cap Growth Portfolios)

         A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. The Advisers to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid-Cap Value, Lord Abbett America's Value and Harris Oakmark International Portfolios do not presently intend to utilize options or futures contracts and related options but may do so in the future. The Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios does not presently intend to engage in options and futures transactions on stock indices, but may do so in the future. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.

         The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

         Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its investment adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

         A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Trust's custodian bank or earmark liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A written call option is also covered if the Portfolio maintains in a segregated bank account at the Trust's custodian bank or earmarks liquid assets with the value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

         A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

         A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

         Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         Except for the Loomis Sayles Global Markets, RCM Global Technology, PIMCO Inflation Protected Bond, PIMCO Total Return, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Met/AIM Capital Appreciation, Janus Capital Appreciation and Dreman Small-Cap Portfolios, no Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets. The Met/AIM Capital Appreciation Portfolio may purchase call options, but not for speculative purposes, and write (sell) covered call options on no more than 25% of the value of its net assets. The Janus Capital Appreciation and Dreman Small-Cap Portfolios do not intend to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 10% of its total assets. There are no specific limitations on the Loomis Sayles Global Markets Portfolio's, RCM Global Technology Portfolio's, PIMCO Inflation Protected Bond Portfolio's, PIMCO Total Return Portfolio's, Neuberger Berman Real Estate Portfolio's or Goldman Sachs Mid-Cap Value Portfolio's purchases of options on securities.

         Met/AIM Capital Appreciation and Met/AIM Small Cap Growth Portfolios will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Portfolios' total assets.


         Pioneer Fund and Pioneer Mid-Cap Value Portfolios may purchase put options, but not for speculative purposes, on the underlying stocks on no more than 10% of the value of their net assets. Pioneer Fund and Pioneer Mid-Cap Value Portfolios may write (sell) covered call options on individual stocks on no more than 50% of the value of the individual stock. Pioneer Strategic Income Portfolio may purchase call options or put options on bonds and bond futures, however the value of the securities underlying the options cannot exceed 10% of the Portfolio's net assets. Pioneer Strategic Income Portfolio may write (sell) covered call options on bonds and bond futures, however, the value of the securities underlying the options cannot exceed the value of the securities.


         Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If a Portfolio's Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

         Purchase and Sale of Interest Rate Futures. A Portfolio may purchase and sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

         A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

         The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

         A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

         Options on Futures Contracts. A Portfolio may purchase and write call and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

         In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

         Limitations. A Portfolio will not purchase or sell futures contracts or options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Portfolio; provided, however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. If this limitation is exceeded at any time, the Portfolio will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

         Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its investment adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its Adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. However, a Portfolio may also purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's Adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

Other  Investment   Companies  (All  Portfolios  except  Turner  Mid-Cap  Growth
Portfolio)

         Except as provided below, in connection with its investments in accordance with the various investment disciplines, a Portfolio may invest up to 10% of its total assets in shares of other investment companies (including exchange-traded funds such as Standard & Poor's Depository Receipts ("SPDRs") and iSharesSM as defined below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of such other investment company. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Portfolio. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio. Each Portfolio does not intend to invest in other investment companies unless, in the Adviser's judgment, the potential benefits exceed associated costs.

         Exchange-traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ") National Market System. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, a net of expenses and liabilities, and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of Portfolio Deposit.

         SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolios could result in losses on SPDRs.

         A Portfolio may, subject to the limitations stated above, invest in iSharesSM and similar securities that invest in securities included in specified indices, including the MSCI indices for various countries and regions. iSharesSM are listed on the AMEX and were initially offered to the public in 1996. The market prices of iSharesSM are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iSharesSM on the AMEX. However, iSharesSM have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharesSM for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iSharesSM will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharesSM should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iSharesSM as part of its investment strategy.


     The T. Rowe Price Mid-Cap Growth  Portfolio may invest in the shares of the
T. Rowe Price Reserve Investment Fund and the Janus Capital Appreciation and Goldman Sachs Mid-Cap Value Portfolios may invest in money market funds for which the Advisers or any of their affiliates serves as investment adviser, administrator or distributor.


         The Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, BlackRock Large-Cap Core and BlackRock High Yield Portfolios may invest in money market funds for which the Adviser serves as investment manager.

         The Van Kampen Mid-Cap Growth Portfolio may invest up to 25% of its assets in shares of other investment companies.

         Each Allocation Portfolio invests substantially all of its assets in the securities of other investment companies.

Portfolio Turnover


         While it is impossible to predict portfolio turnover rates, the Advisers to the Portfolios, other than the Legg Mason Aggressive Growth, Met/Putnam Research, Met/Putnam Capital Opportunities, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Turner Mid-Cap Growth, Batterymarch Mid-Cap Stock, Batterymarch Growth and Income, BlackRock High Yield, MFS(R)Value, MFS(R) Emerging Markets Equity, BlackRock Large-Cap Core, Legg Mason Partners Managed Assets, Van Kampen Mid-Cap Growth and Dreman Small-Cap Value Portfolios, anticipate that portfolio turnover will generally not exceed 100% per year. The Advisers to the RCM Global Technology and Turner Mid-Cap Growth Portfolios anticipate that portfolio turnover generally will not exceed 300% per year. The Adviser to the Batterymarch Mid-Cap Stock Portfolio anticipates that portfolio turnover generally will not exceed 150% per year. The Advisers to the Batterymarch Growth and Income, Van Kampen Mid-Cap Growth and Legg Mason Partners Managed Assets Portfolio anticipate that portfolio turnover generally will not exceed 200% per year. The Advisers to the Legg Mason Aggressive Growth, Met/Putnam Capital Opportunities, Met/Putnam Research, PIMCO Inflation Protected Bond, PIMCO Total Return, BlackRock High Yield, MFS(R)Value, MFS(R) Emerging Markets Equity, BlackRock Large-Cap Core, Dreman Small-Cap Value and Van Kampen Mid-Cap Growth Portfolios anticipate that portfolio turnover may exceed 100% per year.


Preferred Stocks (All Portfolios except Legg Mason Aggressive Growth and Turner Mid-Cap Growth Portfolios)

         A Portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Real  Estate   Investment   Trusts  (All   Portfolios   except  Harris   Oakmark
International, Legg Mason Aggressive Growth and Van Kampen Comstock Portfolios)


         A Portfolio may invest up to 5% of its net assets in investments related to real estate, including real estate investment trusts ("REITs") except that Van Kampen Mid-Cap Growth and Dreman Small Cap Value Portfolios may invest up to 10% in REITS and Lazard Mid-Cap, Loomis Sayles Global Markets, Met/AIM Small Cap Growth, Oppenheimer Capital Appreciation and Legg Mason Value Equity Portfolios may each invest up to 15% of its assets in REITs and Met/Putnam Capital Opportunities, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios may invest without limit in REITs. Pioneer Fund and Pioneer Mid-Cap Value Portfolios may invest up to 20% of their total assets in REITs. Pioneer Strategic Income Portfolio may invest up to 25% of its total assets in REITs. Van Kampen Mid-Cap Growth Portfolio may invest up to 10% of its assets in REITs. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.


Repurchase Agreements (All Portfolios)

         Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 15% of its net assets in illiquid securities, including repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Trust's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its investment adviser to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.

Reverse Repurchase Agreements (All Portfolios except Legg Mason Aggressive Growth, T. Rowe Price Mid-Cap Growth, Harris Oakmark International, Met/Putnam Capital Opportunities, MFS(R) Research International, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value, Van Kampen Comstock, BlackRock Large-Cap Core, MFS(R)Value and MFS(R) Emerging Markets Equity Portfolios)

         A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rights and Warrants (All Portfolios)

         A Portfolio may purchase rights and warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

Securities Loans (All Portfolios)

         All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

         Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio's securities lending program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Short Sales (T. Rowe Price Mid-Cap Growth, MFS(R) Research International, Lord Abbett America's Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Lazard Mid-Cap, RCM Global Technology, Met/Putnam Capital Opportunities, Legg Mason Value Equity, Met/AIM Capital Appreciation,
Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, BlackRock Large-Cap Core, MFS(R)Value, MFS(R) Emerging Markets Equity, Loomis Sayles Global Markets and Janus Capital Appreciation Portfolios)

         A Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

         The PIMCO Total Return, PIMCO Inflation Protected Bond and RCM Global Technology Portfolios may each also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. The Janus Capital Appreciation Portfolio may make short sales of a security they do not own up to 8% of their total assets. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Structured Notes (Lord Abbett Bond Debenture, PIMCO Total Return, PIMCO Inflation Protected Bond, T. Rowe Price Mid-Cap Growth, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, Met/AIM Capital Appreciation, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Loomis Sayles Global Markets, Legg Mason Partners Managed Assets, Janus Capital Appreciation, and MFS(R)Value Portfolios)

         Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Certain issuers of structured notes may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Portfolio's investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

         The BlackRock High Yield, Pioneer Fund, Pioneer Mid-Cap Value, Pioneer Strategic Income, Janus Capital Appreciation and Loomis Sayles Global Markets Portfolios may also purchase credit linked notes ("CLN"). A CLN is an instrument in which a special purpose entity (the "Note Issuer") issues a structured note that is intended to replicate a corporate bond or portfolios of corporate bonds. The purchaser of the CLN invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a highly rated asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the purchaser will receive payment equal to (1) the original par amount paid to the Note Issuer, if there was neither a default on the Reference Bond nor a restructuring of the issuer of the Reference Bond, or (2) the value of the Reference Bond, if there has been such a default or restructuring. Depending on the terms of the CLN, it is also possible that the purchaser may be required to take physical delivery of the Reference Bond in the event of a default or restructuring. In addition to being subject to the risks relating to the Reference Bond, the purchaser of a CLN may be subject to the credit risk of the Note Issuer. In addition, there may not be a secondary market for the CLN even though such a market exists for the Reference Board.

Swaps (Lord Abbett America's Value, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Growth and Income, MFS(R) Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Met/AIM Small Cap Growth, Met/AIM Capital Appreciation, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, MFS(R)Value, MFS(R) Emerging Markets Equity, Loomis Sayles Global Markets and Janus Capital Appreciation Portfolios)

         Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the Adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

         The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

         The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

U.S. Government Securities (All Portfolios)

         Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association), (ii) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association) or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds (Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, Lord Abbett America's Value, PIMCO Total Return, Oppenheimer Capital Appreciation, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Goldman Sachs Mid-Cap Value, Legg Mason Value Equity, Met/AIM Capital Appreciation, BlackRock High Yield, Janus Capital Appreciation, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, Pioneer Fund, Pioneer Strategic Income and Pioneer Mid-Cap Value Portfolios)

         Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

                               INVESTMENT RESTRICTIONS

Fundamental Policies

         The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

         1.       Borrowing

         Each Portfolio may not borrow money, except to the extent permitted by applicable law.

         2.       Diversification

         Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% (50% with respect to T. Rowe Price Mid-Cap Growth Portfolio and Legg Mason Aggressive Growth Portfolio) of the value of its total assets (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities. (The Harris Oakmark International, PIMCO Inflation Protected Bond, Third Avenue Small Cap Value, Neuberger Berman Real Estate, MetLife Defensive Strategy, MetLife Moderate Strategy, MetLife Balanced Strategy, MetLife Growth Strategy, MetLife Aggressive Strategy, Janus Capital Appreciation, Legg Mason Value Equity, Strategic Growth, Strategic Income and Growth and Strategic Conservative Growth Portfolios, as non-diversified funds, are not subject to any fundamental policy which limits their investments in a single issuer.)

         3.       Concentration

         Each Portfolio other than Neuberger Berman Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations. The Neuberger Berman Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that the Portfolio will invest greater than 25% of its total assets in the real estate industry, and, further provided, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities and repurchase agreements secured by such obligations.

         4.       Underwriting

         Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

         5.       Real Estate

         Each Portfolio other than Neuberger Berman Real Estate Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities. The Neuberger Berman Real Estate Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Portfolio may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests there, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

         6.       Commodities

         Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

         7.       Loans

         Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

         8.       Senior Securities

         Each Portfolio may not issue any senior security (as defined in the 1940 Act) except in compliance with applicable law.

Non-Fundamental Policies

         The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.


         Each Portfolio may not:

         (1)      Purchase securities on margin, except that each Portfolio may:
                  (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

         (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

         (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities (this restriction does not apply to Pioneer Strategic Income Portfolio);

         (4) Invest in companies for the purpose of exercising management or control.

         In addition, as a matter of operating policy, the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Legg Mason Aggressive Growth and Van Kampen Comstock Portfolios will not invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

         The PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios will not invest more than 5% of each Portfolio's net assets in warrants, including those acquired in units or attached to other securities. For purposes of the policy, warrants will be valued at the lower of cost or market, except that warrants acquired by the Portfolio in units with or attached to securities may be deemed to be without value.

         The Dreman Small-Cap Portfolio will not invest more than 5% of its net assets in warrants.

         The PIMCO Inflation Protected Bond, PIMCO Total Return and RCM Global Technology Portfolios will not invest more than 5% of each Portfolio's net assets (taken at market value at the time of investment ) in any combination of interest only, principal only, or inverse floating rate securities.

         With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. A Portfolio may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets.

         With respect to loans of portfolio securities, as a matter of operating policy, each Portfolio will limit the aggregate of such loans to 33 1/3% of the value of the Portfolio's total assets.

         With respect to real estate investments, as a matter of operating policy, the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Met/Putnam Research and Van Kampen Comstock Portfolios will not invest in real estate limited partnership interests other than partnerships organized as REITS. Pioneer Fund and Pioneer Mid-Cap Value Portfolio may not invest in real estate limited partnerships.

         With respect to when-issued and delayed delivery securities, it is the policy of all Portfolios permitted to invest in such securities, to not enter into when-issued commitments exceeding in the aggregate 15% (except for the PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Lazard Mid-Cap, Harris Oakmark International, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value, Dreman Small-Cap, Van Kampen Mid-Cap Growth, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Loomis Sayles Global Markets and Van Kampen Comstock Portfolios) of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. The Lazard Mid-Cap and Met/AIM Small Cap Growth Portfolios may each invest up to an aggregate of 25% of their total assets in when-issued commitments. The Dreman Small-Cap Portfolio may invest up to an aggregate of 5% of its total assets in when-issued-commitments. There is no current policy limiting the percentage of assets of the PIMCO Inflation Protected Bond, PIMCO Total Return, Harris Oakmark International, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value, Pioneer Fund, Pioneer Strategic Income, Pioneer Mid-Cap Value, Van Kampen Mid-Cap Growth, Van Kampen Comstock and Loomis Sayles Global Markets Portfolios which may be invested in when-issued commitments.

         With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio's investment adviser. A Portfolio, other than Loomis Sayles Global Markets, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios, will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging. Loomis Sayles Global Markets, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios may also enter into foreign currency transactions, including the direct purchase of foreign currencies, for non-hedging purposes.

         With respect to swaps, a Portfolio (except for the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Pioneer Fund, Pioneer Mid-Cap Value and Pioneer Strategic Income Portfolios) will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio's Adviser. With respect to repurchase agreements, the Portfolio may invest up to 20% of its assets in securities subject to repurchase agreements.


     For the purposes of determining concentration in any one industry, each Allocation Portfolio will aggregate the amount of investments of all affiliated Underlying Portfolios.


80% Investment Policy (Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lazard Mid-Cap, Met/AIM Small Cap Growth, T. Rowe Price Mid-Cap Growth, PIMCO Inflation Protected Bond, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Turner Mid-Cap Growth, Goldman Sachs Mid-Cap Value, RCM Global Technology, Van Kampen Comstock, Legg Mason Value Equity, Batterymarch Mid-Cap Stock, BlackRock High Yield, BlackRock Large-Cap Core, Pioneer Mid-Cap Value, Pioneer Strategic Income, Dreman Small-Cap Value, Van Kampen Mid-Cap Growth and MFS(R) Emerging Markets Equity Portfolios)

         Under normal circumstances, each of the Portfolios listed above will invest at least 80% of its respective assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current Prospectus. (See the Prospectus for a detailed discussion of these Portfolios' investments.) Shareholders will be provided with at least 60-days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable Securities and Exchange Commission rule then in effect.

         Unless otherwise indicated, all limitations applicable to a Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                             PERFORMANCE INFORMATION

         Total return and yield will be computed as described below.

Total Return

         Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                  P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1000
 T = average annual total return
 n = number of years
 ERV = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof).

         The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

         The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

Yield

         From time to time, the Trust may quote the Lord Abbett Bond Debenture Portfolio's, the PIMCO Inflation Protected Bond Portfolio's, the PIMCO Total Return Portfolio's, the Neuberger Berman Real Estate Portfolio's and the Pioneer Strategic Income Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

         The 30-day yield for the Trust's fixed income Portfolios and the Neuberger Berman Real Estate Portfolio will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                              YIELD = 2[a-b+1)6-1]
                                        ---
                                        cd

Where:            a =      dividends and interest earned during the period

                  b =      expenses accrued for the period (net of
                           reimbursement)

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                  d = the net asset value per share on the last day of the period

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios' investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Non-Standardized Performance

         In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                         PORTFOLIO TRANSACTIONS

         The Allocation Portfolios invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investment in the Underlying Portfolios. Accordingly, the following description is relevant for the Allocation Portfolios and the Underlying Portfolios.

         Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Manager or Adviser, as applicable, is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. The Manager or Adviser of each Portfolio, as applicable, is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. It is not anticipated that the Manager of the Allocation Portfolios will purchase any significant amount of securities other than shares of the Underlying Portfolios. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Manager or Adviser considers the firm's reliability, the quality of its execution services on a continuing basis, confidentiality, including trade anonymity, and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios, their Manager or Advisers, as applicable, with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. In doing so, a Portfolio may pay higher commission rates than the lowest available when its Manager or Adviser, as applicable, believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Generally, each Portfolio's Manager or Adviser, as applicable, is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Manager or Adviser by supplementing the Manager's or Adviser's research.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Portfolio's Adviser receives and, with respect to the Allocation Portfolios, the Manager may receive research services from many broker-dealers with which the Manager or Adviser places the Portfolio's transactions. The Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

         As noted above the Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other investment advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However NASD Regulation, Inc. has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

         The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement ("Directed Brokerage"). The Trustees will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

         Under the Directed Brokerage policy, any payments or benefits accrued by or credited to a particular Portfolio are applied against the Portfolio's gross expenses. Accordingly, in the event that the Manager waives or limits its fees or assumes other expenses of a Portfolio in accordance with the Expense Limitation Agreement described herein (collectively, "expense reimbursements"), payments or benefits accrued by or credited to the Portfolio under the Directed Brokerage policy may reduce the expense reimbursements owed by the Manager to the Portfolio.

         An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

         The Advisers to the Portfolios may execute portfolio transactions through certain of their affiliated brokers, if any, acting as agent in accordance with the procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account. It is anticipated that the Adviser to Third Avenue Small Cap Value Portfolio will execute substantially all of the Portfolio's transactions through an affiliated broker.

         The following table shows the amounts of brokerage commissions paid by the Portfolios during the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003 or October 31, 2005, October 31, 2004 and October 31, 2003, as noted.




                          Portfolio                         2005            2004              2003
                          ---------                         ----            ----              ----


        Met/Putnam Capital Opportunities              $111,254        $ 124,095         $343,375
        Lord Abbett Bond Debenture                      50,597           45,894           21,318
        Lord Abbett Mid-Cap Value                      184,752          168,814          149,450
        Lord Abbett Growth and Income                2,376,453        2,110,960        2,279,597
        Van Kampen Mid-Cap Growth(1)                    92,819          142,121          144,432
        Lord Abbett America's Value                     25,713           19,635           15,168(2)
        Lazard Mid-Cap                                 590,125          514,229          269,906
        Met/AIM Small Cap Growth                       719,277        1,059,400          313,513
        Legg Mason Aggressive Growth(3)              1,412,300        1,035,197          455,351
        T. Rowe Price Mid-Cap Growth                   419,561          547,621          559,405
        MFS(R) International                         2,622,022        1,757,345          559,145
        Oppenheimer Capital Appreciation             1,462,139          958,876          587,084
        PIMCO Inflation Protected Bond                  33,366            7,784              563(5)
        PIMCO Total Return                             325,800          320,198          150,868
        RCM Global Technology                        1,688,027        1,332,268        1,154,611
        Harris Oakmark International                 1,242,073        1,245,587          765,776
        Third Avenue Small Cap Value                   983,289          754,558          758,783
        Goldman Sachs Mid-Cap Value Portfolio          451,945          309,129(4)        N/A
        Neuberger Berman Real Estate Portfolio       1,360,834          576,961(4)        N/A
        Turner Mid-Cap Growth Portfolio                561,064          560,452(4)        N/A
        Met/AIM Capital Appreciation Portfolio(6)      444,810          358,413          224,045
        Batterymarch Mid-Cap Stock Portfolio           528,953          478,109          266,453
        BlackRock High Yield Portfolio(9)              31                    31               87
        BlackRock Large-Cap Core Portfolio(10)          45,776           88,869          248,121
        MFS(R) Value Portfolio                          39,281           39,564           37,908
        Pioneer Fund Portfolio                          17,885           14,846           18,216
        Pioneer Mid-Cap Value Portfolio(6)               9,487              N/A              N/A
        Pioneer Strategic Income Portfolio(7)             0                 115            1,322
        Dreman Small Cap Value Portfolio(6)              6,495              N/A              N/A
        Janus Capital Appreciation Portfolio           531,600          455,866          643,341
        Legg Mason Partners Managed Assets Portfolio   117,608          216,447          240,618
        MetLife Defensive Strategy Portfolio           0                    0(5)              N/A
        MetLife Moderate Strategy Portfolio            0                    0(5)              N/A
        MetLife Balanced Strategy Portfolio            0                    0(5)              N/A
        MetLife Growth Strategy Portfolio              0                    0(5)              N/A
        MetLife Aggressive Strategy Portfolio          0                    0(5)              N/A
        Legg Mason Value Equity Portfolio(8)           6,202                 N/A              N/A
        Van Kampen Comstock Portfolio(6)               670,404               N/A              N/A
----------------------
(1)      Formerly Lord Abbett Growth Opportunities.
(2)      For the period from 5/1/03 through 12/31/03.
(3)      Formerly Janus Aggressive Growth.
(4)      For the period 5/1/04 through 12/31/04.
(5)      For the period 11/4/04 through 12/31/04.
(6)      For the period 5/1/05 through 12/31/05.
(7)      For the fiscal year ended October (31.)
(8)      For the period 11/1/05 through 12/31/05.
(9)      Formerly Federated High Yield.
(10)     Formerly Mercury Large-Cap Core.

In 2005, the following Portfolios paid the amounts indicated to a then-affiliated broker of the Adviser:




                                                  Aggregate Brokerage
                                                   Commissions Paid           Percentage of         Percentage of
                                Affiliated                to                 Total Brokerage       Commissionable
         Portfolio              Broker-Dealer          Affiliate               Commissions          Transactions
        ---------              -------------         --------------             -----------          ------------


Goldman Sachs Mid-Cap       Goldman Sachs & Co.          $17,925                  3.97%                 5.70%
Value

Neuberger Berman Real       Lehman Brothers,             $277,709                20.41%                21.73%
Estate                      Inc.


Third Avenue Small Cap      M.L. Whitman LLC             $776,897                78.00%                83.11%
Value




                            MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

Trustees and Officers

         The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."



The Trustees

----------------------------- ------------- ------------ ---------------------------------- ------------- ---------------------
                                                                                             Number of
                                                                                            Portfolios
                                              Term of                                         in Fund           Other
                            Positions Held   Office and    Principal Occupation(s)           Complex       Directorships
                                 with         Length of         During Past                 overseen by       Held By
Name, Age and Address         Registrant     Time Served       Five Years                    Trustee          Trustee
---------------------       ------------     -----------   ----------------------           -----------    --------------



Elizabeth M. Forget*  (40)   President      Indefinite;  Since December 2000, President     46            Trustee,
                             and Trustee    From         of Met Investors Advisory LLC;                   Metropolitan Series
                                            December     since July 2000, Executive Vice                  Fund, Inc. and
                                            2000 to      President of MetLife Investors                   MetLife Investment
                                            present.     Group, Inc.                                      Funds, Inc. since
                                                                                                          August, 2006 and
                                                                                                          May, 2006,
                                                                                                          respectively.

-------------------------------------------------------------------------------------------------------------------------------

Disinterested Trustees
-------------------------------------------------------------------------------------------------------------------------------
----------------------------- ------------- ------------ ---------------------------------- ------------- ---------------------

Dawn M. Vroegop               Trustee      Indefinite;  From September 1999 to September   46            Director, Caywood
(40)                                       From         2003, Managing Director,                         Scholl Asset

                                           December     Dresdner RCM Global Investors.                   Management;
                                           2000 to                                                       Investment
                                           present.                                                      Committee Member of
                                                                                                         City College of San
                                                                                                         Francisco.
----------------------------- ------------- ------------ ---------------------------------- ------------- ---------------------

Stephen M. Alderman  (47)    Trustee       Indefinite;  Since November 1991, Shareholder   46            None

                                            From         in the law firm of Garfield and
                                            December     Merel, Ltd.
                                            2000 to
                                            present.

Jack R. Borsting  (77)       Trustee       Indefinite;  Since 2001, Professor of           46            Director, Whitman
                                           From         Business Administration and Dean                 Education Group,
                                           December     Emeritus, Marshall School of                     Ivax Diagnostics
                                           2000 to      Business, University of Southern                 and Los Angeles
                                           present.     California (USC); from 1995-2001                 Orthopedic

                                                        Executive Director, Center for                   Hospital.  Trustee,
                                                        Telecommunications Management.                   The Rose Hills
                                                                                                         Foundation.
                                                                                                         Member, Army
                                                                                                         Science Board

Theodore A. Myers  (76)      Trustee       Indefinite;  Since 1993, Financial              46            None
                                            From        Consultant.
                                            December
                                            2000 to
                                            present.


----------------------------- ------------- ------------ ---------------------------------- ------------- ---------------------



The Executive Officers
-------------------------------------------------------------------------------------------------------------------------------
Jeffrey A. Tupper             Chief         From August   Since February 2001, Assistant
(35)                          Financial     2002 to       Vice President of MetLife
                              Officer,      present       Investors Insurance Company;
                              Treasurer                   from 1997 to January 2001, Vice
                                                          President of PIMCO Advisors L.P.
Michael K. Farrell            Executive     From August   Since July 2002, Chief
(53)                          Vice          2002 to       Executive Officer of MetLife
                              President     present       Investors Group, Inc. and Met
                                                          Investors Advisory LLC; since
                                                          April 2001, Chief Executive
                                                          Officer of MetLife Resources
                                                          and Senior Vice President of
                                                          Metropolitan Life Insurance
                                                          Company; since January 1990,
                                                          President of Michael K. Farrell
                                                          Associates, Inc. (qualified
                                                          retirement plans for non-profit
                                                          organizations)

Richard C. Pearson  (63)     Vice          From          Since July 2002, President of
                             President     December      MetLife Investors Distribution
                             and           2000 to       Company; since January, 2002,
                             Secretary     present.      Secretary of Met Investors

                                                          Advisory LLC; since
                                                          January 2001, Senior
                                                          Vice President,
                                                          General Counsel and
                                                          Secretary of MetLife
                                                          Investors Group, Inc.;
                                                          since November 2000,
                                                          Vice President,
                                                          General Counsel and
                                                          Secretary of Met
                                                          Investors Advisory
                                                          LLC; from 1998 to
                                                          November 2000,
                                                          President, Security
                                                          First Group, Inc.


Mary Moran Zeven              Assistant     From August   Senior Vice President and
One Federal Street            Secretary     2001 to       Senior Managing Counsel (2002
Boston, Massachusetts 02110                 present       to present) and Vice President
                                                          and Associate Counsel (2000 to
(45)                                                      2002), State Street Bank and

                                                          Trust Company; Vice President
                                                          and Counsel, PFPC, Inc.
                                                          (1999-2000).

William C. Cox                Assistant     From          Since 1997, Vice President and
One Federal Street            Treasurer     November      Senior Director, Fund
Boston, Massachusetts                       2004 to       Administration Division, State
02110                                       present       Street Bank and Trust Company

(40)


* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.

Committees of the Board

         The Trust has a standing Audit Committee consisting of all of the Disinterested Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four meetings during the fiscal year ended December 31, 2005.

         The Trust has a Nominating and Compensation Committee consisting of all the Disinterested Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by contract holders. The Nominating and Compensation Committee held one meeting during the fiscal year ended December 31, 2005.

     The Trust has a Valuation Committee consisting of Elizabeth M. Forget, Richard C. Pearson, Jeffrey Tupper, Anthony Dufault, Thomas McDevitt and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Pearson, Mr. Tupper, Mr. Dufault or Mr. McDevitt from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. The Valuation Committee held 14 meetings during the fiscal year ended December 31, 2005.

Compensation of the Trustees

         Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual retainer of $60,000 ($15,000 per quarter) plus (i) an additional fee of $5,000 for each regularly scheduled Board meeting attended, Committee meetings and private Disinterested Trustee meetings attended, (ii) $3,000 for each special meeting attended in person and (iii) $1,500 for each telephonic/internet interactive Board and Committee meeting attended, plus reimbursement for expenses in attending in-person meetings. In addition, the lead Disinterested Trustee, the Chair of the Audit Committee and the Chair of the Nominating and Compensation Committee each receive a supplemental retainer of $15,000, $5,000 and $2,500, respectively.

The table below sets forth the compensation paid to each of the Trustees affiliated with the Manager and all other Trustees during the fiscal year ended December 31, 2005. The amounts set forth below were paid under a different compensation schedule.



                                                                 Total Compensation
                                          Aggregate               From Fund Complex
                                       Compensation from             Paid to
Name of Person, Position                    Trust                    Trustee
------------------------                 ---------------          -----------------

Elizabeth M. Forget, Trustee                 None                     None


---------------------------------------------- ------------------- --------------------


---------------------------------------------- ------------------- --------------------
Stephen M. Alderman                            $60,250             $60,250
Jack R. Borsting                               $50,250             $50,250
Theodore A. Myers                              $50,250             $50,250
Dawn M. Vroegop                                $50,250             $50,250
Roger T. Wickers*                              $49,500             $49,500
Tod H. Parrott**                               $50,250             $50,250
-----------------------

 *  Mr. Wickers resigned in May, 2006.
**  Mr. Parrot resigned in August, 2006.


         The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

         As of December 31, 2005, the officers and Trustees of the Trust as a group did not own any outstanding shares of the Trust.

Proxy Voting Procedures

         Pursuant to the Trust's Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the applicable Advisers. Appendix B to this Statement of Additional Information contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios' Advisers.

Proxy Voting Records

         The Manager and each of the Advisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information regarding how each Portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 has been filed with the Securities and Exchange Commission on Form N-PX and is available (1) without charge, upon request, by calling the Trust, toll-free at 1-800-343-8496 and (2) on the SEC's website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy

         The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

         Only the Manager's or, as applicable, the Adviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Manager or the Adviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to
(i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Adviser prior to the Adviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; and (v) firms that provide pricing services, proxy voting services and research and trading services. The Trust's policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

         Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. The following information is generally made available on one or more insurance company websites (including www.metlifeinvestors.com); (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Advisers have objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is generally posted to the website on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new posting s described above. In addition, disclosure of portfolio holding information will be made in accordance with applicable law or as requested by governmental authorities.

                      INVESTMENT ADVISORY AND OTHER SERVICES

The Manager

         The Trust is managed by Met Investors Advisory, LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Investors Distribution Company.

         With respect to the Portfolios other than the following Allocation Portfolios (MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio), the Trust and the Manager have entered into a Management Agreement dated December 8, 2000, as amended ("Original Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. With respect to the following Allocation Portfolios (MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio), the Trust and the Manager have entered into a Management Agreement dated November 1, 2004 ("Additional Management Agreement"), which was initially approved by the Board of Trustees on August 19, 2004 and by MetLife Investors USA Insurance Company, as initial shareholder of the Allocation Portfolios, on October 29, 2004. Subject always to the supervision and direction of the Trustees of the Trust, under the Original Management Agreement the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Original Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

         Under the Original Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

o    Office space, all necessary office facilities and equipment;

o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

     o related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

     o related to the investment advisory services to be provided by any Adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

o Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

         The Additional Management Agreement is substantially the same as the Original Management Agreement except that the Manager will: (i) provide investment management and advisory services to the Allocation Portfolios; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each of the Allocation Portfolios.

         As compensation for these services the Trust pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:





------------------------------------------------------------ ---------------------------------------------------------
                         Portfolio                                  Fee
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------


Lord Abbett Bond Debenture                                   0.60% of
                                                             first $250 million
                                                             of such assets plus
                                                             0.55% of such
                                                             assets over $250
                                                             million up to $500
                                                             million plus 0.50%
                                                             of such assets over
                                                             $500 million up to
                                                             $1 billion plus
                                                             0.45% of such
                                                             assets over $1
                                                             billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett Mid-Cap Value                                    0.70% of
                                                             first $200 million
                                                             of such assets plus
                                                             0.65% of such
                                                             assets over $200
                                                             million up to $500
                                                             million plus 0.625%
                                                             of such assets over
                                                             $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett America's Value                                  0.65% of first $500 million of
                                                             such assets plus 0.60%
                                                             of such assets over $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett Growth and Income                                0.60% of
                                                             first $600 million
                                                             of such assets plus
                                                             0.55% of such
                                                             assets over $600
                                                             million up to $1.1
                                                             billion plus 0.50%
                                                             of such assets over
                                                             $1.1 billion up to
                                                             $1.5 billion plus
                                                             0.45% of such
                                                             assets over $1.5
                                                             billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Van Kampen Mid-Cap Growth                                    0.70% of
                                                             first $200 million
                                                             of such assets plus
                                                             0.65% of such
                                                             assets over $200
                                                             million up to $500
                                                             million plus 0.625%
                                                             of such assets over
                                                             $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
PIMCO Total Return                                           0.50%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
RCM Global Technology                                        0.90% of first $500 million of
                                                             such assets plus 0.85%
                                                             of such assets over $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
PIMCO Inflation Protected Bond                               0.50%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
T. Rowe Price Mid-Cap Growth 0.75%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
MFS(R) Research International                                0.80%
                                                             of first $200
                                                             million of such
                                                             assets plus 0.75%
                                                             of such assets over
                                                             $200 million up to
                                                             $500 million plus
                                                             0.70% of such
                                                             assets over $500
                                                             million up to $1
                                                             billion plus 0.65%
                                                             of such assets over
                                                             $1 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Legg Mason Aggressive Growth                                 0.65% of
                                                             first $500 million
                                                             of such assets plus
                                                             0.60% of such
                                                             assets over $500
                                                             million up to $1
                                                             billion plus 0.55%
                                                             of such assets over
                                                             $1 billion up to $2
                                                             billion plus 0.50%
                                                             of such assets over
                                                             $2 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Oppenheimer Capital Appreciation                             0.65%
                                                             of first $150
                                                             million of such
                                                             assets plus 0.625%
                                                             of such assets over
                                                             $150 million up to
                                                             $300 million plus
                                                             0.60% of such
                                                             assets over $300
                                                             million up to $500
                                                             million plus 0.55%
                                                             of such assets over
                                                             $500 million.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Met/AIM Small Cap Growth                                     0.90% of first $500
                                                             million of such assets plus 0.85%
                                                             of such assets over $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lazard Mid-Cap                                               0.70% of
                                                             first $500 million
                                                             of such assets plus
                                                             0.675% of such
                                                             assets over $500
                                                             million up to $1
                                                             billion plus 0.60%
                                                             of such assets over
                                                             $1 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Met/Putnam Capital Opportunities                             0.85% of the first $200 million
                                                             of such assets plus
                                                             0.80% of such assets over
                                                             $200 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Harris Oakmark International                                 0.85%
                                                             of first $100
                                                             million of such
                                                             assets plus 0.80%
                                                             of such assets over
                                                             $100 million up to
                                                             $1 billion plus
                                                             0.75% of such
                                                             assets over $1
                                                             billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Third Avenue Small Cap Value                                 0.75% of first $1 billion of such
                                                             assets plus 0.70% of
                                                             such assets over $1 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Neuberger Berman Real Estate                                 0.70% of first $200
                                                             million of such
                                                             assets plus 0.65%
                                                             of such assets over
                                                             $200 million up to
                                                             $750 million plus
                                                             0.55% of such
                                                             assets over $750
                                                             million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Turner Mid-Cap Growth                                        0.80% of first $300 million of
                                                             such assets plus 0.70%
                                                             of such assets over $300 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Goldman Sachs Mid-Cap Value                                  0.75% of first $200 million of such
                                                             assets plus 0.70%
                                                             of such assets over $200 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Van Kampen Comstock                                          0.65% of first $500
                                                             million of such
                                                             assets plus 0.60%
                                                             of such assets over
                                                             $500 million up to
                                                             $1 billion plus
                                                             0.525% of such
                                                             assets over $1
                                                             billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
MetLife Defensive Strategy                                   0.10% of first $500
                                                             million of such
                                                             assets plus 0.075%
                                                             of such assets over
                                                             $500 million up to
                                                             $1 billion plus
                                                             0.05% of such
                                                             assets over $1
                                                             billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
MetLife Moderate Strategy                                    0.10% of first $500
                                                             million of such
                                                             assets plus 0.075%
                                                             of such assets over
                                                             $500 million up to
                                                             $1 billion plus
                                                             0.05% of such
                                                             assets over $1
                                                             billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
MetLife Balanced Strategy                                    0.10% of first $500
                                                             million of such
                                                             assets plus 0.075%
                                                             of such assets over
                                                             $500 million up to
                                                             $1 billion plus
                                                             0.05% of such
                                                             assets over $1
                                                             billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
MetLife Growth Strategy                                      0.10% of first $500
                                                             million of such
                                                             assets plus 0.075%
                                                             of such assets over
                                                             $500 million up to
                                                             $1 billion plus
                                                             0.05% of such
                                                             assets over $1
                                                             billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
MetLife Aggressive Allocation                                0.10% of
                                                             first $500 million
                                                             of such assets plus
                                                             0.075% of such
                                                             assets over $500
                                                             million up to $1
                                                             billion plus 0.05%
                                                             of such assets over
                                                             $1 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Legg Mason Value Equity                                      0.70% of the first $350 million
                                                             of such assets.  On the
                                                             date that such assets reach
                                                             $350 million and each
                                                             subsequent day thereafter, whether
                                                             or not such assets
                                                             are above or below $350 million,
                                                             the fee schedule shall
                                                             be:  0.65% of the first $200 million
                                                             of such assets plus 0.63% of such
                                                             assets over $200 million.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Met/AIM  Capital Appreciation                                0.80%
                                                             of the first $100
                                                             million of such
                                                             assets plus 0.75%
                                                             of such assets over
                                                             $100 million up to
                                                             $200 million plus
                                                             0.70% of such
                                                             assets over $200
                                                             million up to $1
                                                             billion plus 0.65%
                                                             of such assets over
                                                             $1 billion.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Batterymarch Growth and Income                               0.65% of the first
                                                             $500 million of
                                                             such assets plus
                                                             0.55% of such
                                                             assets over $500
                                                             million up to $1
                                                             billion plus 0.50%
                                                             of such assets over
                                                             $1 billion up to
                                                             $1.5 billion plus
                                                             0.45% of such
                                                             assets over $1.5
                                                             billion up to $2
                                                             billion plus 0.40%
                                                             of such assets over
                                                             $2 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Batterymarch Mid-Cap Stock                                   0.70%



------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
BlackRock High Yield                                         0.60%



------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Loomis Sayles Global Markets                                 0.70% of
                                                             first $500 million
                                                             of such assets plus
                                                             0.65% of such
                                                             assets over $500
                                                             million up to $1
                                                             billion plus 0.60%
                                                             of such assets over
                                                             $1 billion

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
BlackRock Large-Cap Core                                     0.775% of first
                                                             $250 million of
                                                             such assets plus
                                                             0.750% of such
                                                             assets over $250
                                                             million up to $500
                                                             million plus 0.725%
                                                             of such assets over
                                                             $500 million up to
                                                             $1 billion plus
                                                             0.700% on such
                                                             assets over $1
                                                             billion up to $2
                                                             billion plus 0.650%
                                                             of such assets over
                                                             $2 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
MFS(R) Emerging Markets Equity                               1.05% of
                                                             first $250 million
                                                             of such assets plus
                                                             1.00% of such
                                                             assets over $250
                                                             million up to $500
                                                             million plus 0.85%
                                                             of such assets over
                                                             $500 million up to
                                                             $1 billion plus
                                                             0.75% of such
                                                             assets over $1
                                                             billion

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
MFS(R) Value                                                 0.725% of
                                                             first $250 million
                                                             of such assets plus
                                                             0.675% of such
                                                             assets over $250
                                                             million up to $1.25
                                                             billion plus 0.600%
                                                             of such assets over
                                                             $1.25 billion up to
                                                             $1.5 billion plus
                                                             0.500% of such
                                                             assets over $1.5
                                                             billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Pioneer Fund                                                 0.750% of
                                                             first $250 million
                                                             of such assets plus
                                                             0.700% of such
                                                             assets over $250
                                                             million up to $500
                                                             million plus 0.675%
                                                             of such assets over
                                                             $500 million up to
                                                             $1 billion plus
                                                             0.650% of such
                                                             assets over $1
                                                             billion up to $2
                                                             billion plus 0.600%
                                                             of such assets over
                                                             $2 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Pioneer Strategic Income                                     0.75% of first $75
                                                             million of such
                                                             assets plus 0.70%
                                                             of such assets over
                                                             $75 million up to
                                                             $150 million plus
                                                             0.65% of such
                                                             assets over $150
                                                             million.

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Pioneer Mid-Cap Value                                        0.750% of first $250 million of
                                                             such assets plus 0.700%
                                                             of such assets over $250 million up
                                                             to $500 million
                                                             plus 0.675% of such assets over
                                                             $500 million up to $1
                                                             billion plus 0.650% of such assets
                                                             over $1 billion up
                                                             to $2 billion plus 0.600% of such
                                                             assets over $2 billion.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Dreman Small-Cap Value                                       0.825% of first $50 million of
                                                             such assets plus 0.800%
                                                             of such assets over $50 million up
                                                             to $100 million plus
                                                             0.775% of such assets over $100 million
                                                             up to $500  million plus 0.750% of
                                                             such assets over $500 million up
                                                             to $1 billion plus 0.725% on such assets over $1
                                                             billion.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Janus Capital Appreciation                                   0.65% on first $1 billion of such assets
                                                             plus 0.60% of
                                                             such assets over $1 billion.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Legg Mason Partners Managed Assets                           0.50%

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Strategic Growth                                             0.15% of
                                                             first $250 million
                                                             of such assets plus
                                                             0.125% of such
                                                             assets over $250
                                                             million up to $750
                                                             million plus 0.10%
                                                             of such assets over
                                                             $750 million.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Strategic Income and Growth                                  0.15% of first $250
                                                             million of such
                                                             assets plus 0.125%
                                                             of such assets over
                                                             $250 million up to
                                                             $750 million plus
                                                             0.10% of such
                                                             assets over $750
                                                             million.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Strategic  Conservative Growth                               0.15% of first $250
                                                             million of such
                                                             assets plus 0.125%
                                                             of such assets over
                                                             $250 million up to
                                                             $750 million plus
                                                             0.10% of such
                                                             assets over $750
                                                             million.
------------------------------------------------------------ ---------------------------------------------------------



See the Prospectus for information on any voluntary fee waivers with respect to the Portfolios. From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each applicable Portfolio.

         The Manager and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each such Portfolio are limited to the extent described in the "Management--Expense Limitation Agreement" section of the Prospectus.

         In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees, accounting and auditing services, interest, taxes, costs of printing and distributing reports to shareholders, proxy materials and prospectuses, charges of its administrator, custodian, transfer agent and dividend disbursing agent, registration fees, fees and expenses of the Trustees who are not affiliated persons of the Manager, insurance, brokerage costs, litigation, and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "Distribution of the Trust's Shares," the Class B, Class C and Class E shares of each Portfolio may pay for certain distribution - related expenses in connection with activities primarily intended to result in the sale of its shares.

         The Management Agreement and the Additional Management Agreement each continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement and the Additional Management Agreement each provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

         The Trust commenced operations in February, 2001. The following table shows the fees paid by the Portfolios to the Manager and by certain of the Portfolios' predecessors to current affiliates of the Manager, any fee waivers or reimbursements and any deferred expense reimbursements during the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003 or October 31, 2005, October 31, 2004 or October 31, 2003, as noted.

                                                                              2005
                                              Investment         Investment      Other Expenses     Deferred Expense
                                            Management Fee     Management Fee      Reimbursed        Reimbursement
                                              ----------         ----------         ----------        -------------
                Portfolio                        Paid              Waived


Met/Putnam Capital Opportunities               $393,889             $---              $---                $---
Lord Abbett America's Value Portfolio           350,909            40,862              ---                ---
Lord Abbett Bond Debenture                     7,382,524             ---               ---                ---
Lord Abbett Mid-Cap Value                      2,176,402             ---               ---                ---
Lord Abbett Growth and Income                 15,579,274             ---               ---                ---
Van Kampen Mid-Cap Growth*                      424,159            33,406              ---                ---
Legg Mason Value Equity(1)                       5,322              5,322            42,358               ---
Lazard Mid-Cap**                               2,171,692             ---               ---                ---
Met/AIM Small-Cap Growth                       4,065,172             ---               ---              186,470
Legg Mason Aggressive Growth***                4,470,882             ---               ---               55,811
T. Rowe Price Mid-Cap Growth                   4,367,844             ---               ---               2,646
MFS(R) Research International                    6,477,000             ---               ---              465,232
Oppenheimer Capital Appreciation               5,967,811             ---               ---              527,389
PIMCO Inflation Protected Bond Portfolio       4,472,486             ---               ---                ---
PIMCO Total Return                             9,764,321             ---               ---              232,938
RCM Global Technology                          1,874,614             973               ---              296,190
Harris Oakmark International                   8,535,923             ---               ---                ---
Goldman Sachs Mid-Cap                          2,377,124             ---               ---                ---
Value Portfolio
Neuberger Berman Real Estate                   2,760,936             ---               ---                ---
Portfolio
Third Avenue Small Cap Value Portfolio         5,688,594             ---               ---                ---
Turner Mid-Cap Growth Portfolio                1,478,543             ---               ---                ---
Van Kampen Comstock Portfolio(2)               3,209,721             ---               ---                ---
Met/AIM Capital Appreciation Portfolio(3)      1,932,760             ---               ---                ---
Batterymarch Mid-Cap Stock Portfolio           1,383,571
BlackRock High Yield Portfolio****              555,974              ---               ---                ---
BlackRock Large-Cap Core Portfolio*****         980,510              ---               ---                ---
MFS(R) Value Portfolio                            465,377             6,348              ---                ---
Pioneer Fund Portfolio                          283,477              ---               ---                ---
Pioneer Mid-Cap Value Portfolio                 22,433             22,433            39,872               ---
Pioneer Strategic Income Portfolio(3)          1,076,933             ---               ---                ---
Dreman Small-Cap Value Portfolio                22,380             22,380            51,727               ---
Janus Capital Appreciation Portfolio           7,347,893             ---               ---                ---
Legg Mason Partners Managed Assets             1,412,933             ---               ---                ---
Portfolio
MetLife Defensive Strategy Portfolio            274,780            130,573             ---                ---
MetLife Moderate Strategy Portfolio             822,266            45,545              ---                ---
MetLife Balanced Strategy Portfolio            1,366,679           47,538              ---                ---
MetLife Growth Strategy Portfolio              1,264,098           47,117              ---                ---
MetLife Aggressive Strategy                     510,587            122,410             ---                ---
Portfolio

*        Formerly the Lord Abbett Growth Opportunities Portfolio

**       Formerly the Met/AIM Mid Cap Core Equity Portfolio

***      Formerly the Janus Aggressive Growth Portfolio

****     Formerly the Federated High Yield Portfolio

*****    Formerly the Mercury Large-Cap Core Portfolio

(1) For the period from 11/1/05 through 12/31/05

(2) For the period from 5/105 through 12/31/05

(3) For the fiscal year ended October 31.

---------------------

                                                                              2004

                                           Investment      Investment            Other
                                        Management Fee    Management Fee        Expenses        Deferred Expense
              Portfolio                      Paid            Waived            Reimbursed        Reimbursement
              ---------                      ----            ------           -----------        -------------


Met/Putnam Capital Opportunities           $426,296             $---              $---                 $---
Lord Abbett America's Value Portfolio       127,243            98,677             ---                  ---
Lord Abbett Bond Debenture                 6,799,252            ---               ---                  ---
Lord Abbett Mid-Cap Value                  1,658,919            ---               ---                  ---
Lord Abbett Growth and Income             13,624,840            ---               ---                415,534
Van Kampen Mid-Cap Growth*                  396,571            29,475             ---                  ---
Lazard Mid-Cap**                           1,976,021            ---               ---                122,843
Met/AIM Small Cap Growth                   3,190,382            ---               ---                197,306
Legg Mason Aggressive Growth***            3,367,260            ---               ---                286,247
T. Rowe Price Mid-Cap Growth               3,146,034            ---               ---                352,377
MFS(R) Research International                3,514,055            ---               ---                617,855
Oppenheimer Capital Appreciation           4,327,515            ---               ---                239,658
PIMCO Inflation Protected Bond             3,079,040            ---               ---                  ---
Portfolio
PIMCO Total Return                         6,936,055            ---               ---                  ---
RCM Global Technology                      1,570,194            ---               ---                  ---
Harris Oakmark International               4,799,579            ---               ---                 70,893
Goldman Sachs Mid-Cap                       677,715             876               ---                  ---
Value Portfolio(1)
Neuberger Berman Real Estate                795,451             ---               ---                  ---
Portfolio(1)
Third Avenue Small Cap Value               3,556,948            ---               ---                  ---
Portfolio
Turner Mid-Cap Growth Portfolio(1)          596,531             ---               ---                  ---
Met/AIM Capital Appreciation               1,666,629            ---               ---                  ---
Portfolio(3)
Batterymarch Mid-Cap Stock Portfolio       1,237,113            ---               ---                  ---
BlackRock High Yield Portfolio****          520,768             ---               ---                  ---
BlackRock Large-Cap Core                    920,627             ---               ---                  ---
Portfolio*****
MFS(R) Value Portfolio                        293,439            55,171             ---                  ---
Pioneer Fund Portfolio                      217,848             ---               ---                  ---
Pioneer Strategic Income Portfolio(3)       739,126             ---               ---                  ---
Janus Capital Appreciation Portfolio       7,035,493            ---               ---                  ---
Legg Mason Partners Managed Assets         1,444,024            ---               ---                  ---
Portfolio
MetLife Defensive Strategy                   8,957             8,957             24,031                ---
Portfolio(2)
MetLife Moderate Strategy                   31,850             31,850            1,138                 ---
Portfolio(2)
MetLife Balanced Strategy                   97,618             32,988             ---                  ---
Portfolio(2)
MetLife Growth Strategy Portfolio(2)        86,163             32,988             ---                  ---
MetLife Aggressive Strategy                 19,094             19,094            13,894                ---
Portfolio(2)
---------------------


(1) For the period from 5/1/04 through 12/31/04.

(2) For the period from 11/4/04 through 12/31/04.

(3) For the fiscal year ended October 31.

*        Formerly the Lord Abbett Growth Opportunities Portfolio.

**       Formerly the Met/AIM Mid Cap Core Equity Portfolio.

***      Formerly the Janus Aggressive Growth Portfolio.

****     Formerly the Federated High Yield Portfolio.

              ***** Formerly the Mercury Large-Cap Core Portfolio.



                                                                         2003
                                       Investment         Investment                               Deferred
                                     Management Fee     Management Fee       Other Expenses        Expense
            Portfolio                     Paid              Waived             Reimbursed        Reimbursement
            ---------                     ----              ------             ----------         ------------

Lord Abbett Bond Debenture              3,971,116             ---                 ---                276,111
Lord Abbett Mid-Cap Value               1,028,597             ---                 ---                 24,528
Lord Abbett Growth and Income           9,092,357             ---                 ---                 96,442
Van Kampen Mid-Cap Growth*                269,004            78,081               ---                  ---
Lord Abbett America's Value(1)             20,896            20,896              56,089                ---
Lazard Mid-Cap**                          884,138              ---                 ---                79,198
Met/AIM Small Cap Growth                1,076,516            55,675                ---                  ---
Legg Mason Aggressive Growth***         1,101,773             ---                  ---                 7,791
T. Rowe Price Mid-Cap Growth            1,356,903             ---                  ---                36,100
MFS(R) Research International           1,262,462            82,173                ---                  ---
Oppenheimer Capital Appreciation        1,814,031             ---                  ---                70,030
PIMCO Inflation Protected Bond(1)         747,433             ---                  ---                  ---
PIMCO Total Return                      4,621,218             ---                  ---               133,278
RCM Global Technology                     623,323            6,135                 ---                  ---
Met/Putnam Capital Opportunities          409,728             ---                  ---                  ---
Harris Oakmark International            1,058,799             ---                  ---               134,866
Third Avenue Small Cap Value            1,061,936             ---                  ---                72,372
Met/AIM Capital Appreciation            1,325,641             ---                  ---                  ---
Portfolio(2)
Batterymarch Mid-Cap Stock                910,327             ---                  ---                  ---
Portfolio
BlackRock High Yield Portfolio****        404,314             ---                  ---                  ---
BlackRock Large-Cap Core                  858,205             ---                  ---                  ---
Portfolio*****
MFS(R) Value Portfolio                    252,534           26,185                 ---                  ---
Pioneer Fund Portfolio                    104,521              ---                 ---                  ---
Pioneer Strategic Income                  759,584              ---                 ---                  ---
Portfolio(2)
Janus Capital Appreciation              6,734,977              ---                 ---                  ---
Portfolio
Legg Mason Partners Managed             1,315,694              ---                 ---                  ---
Assets Portfolio


-----------------------

(1) For the period 5/1/03 through 12/31/03. (2) For the fiscal year ended
October 31.

*        Formerly the Lord Abbett Growth Opportunities Portfolio.

**       Formerly the Met/AIM Mid Cap Core Equity Portfolio.

***      Formerly the Janus Aggressive Growth Portfolio.

****     Formerly the Federated High Yield Portfolio

*****    Formerly the Mercury Large-Cap Core Portfolio.


The Advisers

         Pursuant to an Advisory Agreement with the Manager, each Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each Adviser a fee based on a percentage of the average daily net assets of the Portfolios.

         Each Advisory Agreement will continue in force for two years from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

         Each Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

         The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to: (i) select new or additional Advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. In such circumstances, shareholders would receive notice of such action, including, if applicable, the information concerning the Adviser that normally is provided in a proxy statement. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation hereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval is not required for the termination of Advisory Agreements, shareholders of a Portfolio continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

         Pursuant to the Multi-Manager Order, the Manager, effective January 1, 2003, changed Advisers for the State Street Concentrated International Portfolio (now known as Harris Oakmark International Portfolio and MFS Mid Cap Growth Portfolio (now known as T. Rowe Price Mid-Cap Growth Portfolio). Effective May 1, 2003, the Manager changed the Adviser to the J.P. Morgan Small Cap Stock Portfolio (now known as Met/Putnam Capital Opportunities Portfolio). Effective January 14, 2005, the Manager changed the Adviser to the PIMCO PEA Innovation Portfolio (now known as RCM Global Technology Portfolio). Effective December 19, 2005 the Manager changed the Adviser to the Met/AIM Mid Cap Core Equity Portfolio (now known as Lazard Mid-Cap Portfolio). Effective October 1, 2006 the Manager changed the Adviser to the Lord Abbett Growth Opportunities Portfolio (now known as Van Kampen Mid-Cap Growth Portfolio). Effective October 1, 2006, the Manager changed the Adviser to the Janus Aggressive Growth Portfolio (now known as Legg Mason Aggressive Growth Portfolio. Effective August 21, 2006, the Manager changed the Adviser to the Federated High Yield Portfolio (now known as BlackRock High Yield Portfolio). Effective October 1, 2006, the Manager changed the Adviser to the Mercury Large-Cap Core Portfolio (now known as BlackRock Large-Cap Core Portfolio). In approving new Advisers for these Portfolios, the Board especially reviewed each Portfolio's performance record and the replacement Adviser's management style and long-term performance record with comparable funds.

         Lord, Abbett & Co. LLC is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value and Lord Abbett Growth and Income Portfolios.

     Neuberger Berman Management, Inc. is the Adviser to the Neuberger Berman Real Estate Portfolio.

     Pacific Investment Management Company LLC is the Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios.

     RCM Capital Management LLC is the Adviser to the RCM Global Technology Portfolio.

     Massachusetts  Financial  Services  Company  is the  Adviser  to the MFS(R)
Research  International,   MFS(R)  Value  and  MFS(R)  Emerging  Markets  Equity
Portfolios.

     Janus  Capital   Management  LLC  is  the  Adviser  to  the  Janus  Capital
Appreciation Portfolio.

     OppenheimerFunds,   Inc.  is  the  Adviser  to  the   Oppenheimer   Capital
Appreciation Portfolio.

     A I M Capital Management, Inc. is the Adviser to the Met/AIM Small Cap Growth and Met/AIM Capital Appreciation Portfolios.

     Putnam Investment Management, LLC is the Adviser to the Met/Putnam Capital Opportunities Portfolio.

     Third Avenue Management LLC is the Adviser to the Third Avenue Small Cap Value Portfolio.

         T. Rowe Price Associates, Inc. is the Adviser to the T. Rowe Price Mid-Cap Growth Portfolio.

     Harris Associates L.P. is the Adviser to the Harris Oakmark International Portfolio.

     Turner Investment Partners, Inc. is the Adviser to the Turner Mid-Cap Growth Portfolio.

     Goldman Sachs Asset Management, L.P. is the Adviser to the Goldman Sachs Mid-Cap Value Portfolio.

     Morgan Stanley Investment Management, Inc., dba Van Kampen, is the Adviser to the Van Kampen Comstock and Van Kampen Mid-Cap Growth Portfolios.

     Legg Mason Capital Management, Inc. is the Adviser to the Legg Mason Value Equity Portfolio.

         Lazard Asset Management LLC is the Adviser to the Lazard Mid-Cap Portfolio.

     Batterymarch Financial Management, Inc. is the Adviser to the Batterymarch Growth and Income and Batterymarch Mid-Cap Stock Portfolios.

     Batterymarch Financial Management, Inc. and Western Asset Management Company are the Advisers to the Legg Mason Partners Managed Assets Portfolio.


         BlackRock Advisors, LLC is the Adviser to the BlackRock Large-Cap Core Portfolio.


     BlackRock Financial Management, Inc. is the Adviser to the BlackRock High Yield Portfolio.

     Loomis, Sayles & Company, L.P. is the Adviser to the Loomis Sayles Global Markets Portfolio.

     Pioneer Investment Management, Inc. is the Adviser to the Pioneer Fund, Pioneer Strategic Income and Pioneer Mid-Cap Value Portfolios.

     Dreman Value Management LLC is the Adviser to the Dreman Small Cap Value Portfolio.

     ClearBridge Advisors, LLC is the Adviser to the Legg Mason Aggressive Growth Portfolio.

     Gallatin Asset Management, Inc. is the Adviser to the Strategic Growth, Strategic Income and Growth and Strategic Conservative Growth Portfolios.

         The following table shows the fees paid with respect to the Portfolios to each Adviser (or prior Adviser) by the Manager or current affiliates of the Manager for the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003 or July 31, 2005, July 31, 2004 and July 31, 2003 as noted.




                  Portfolio                         2005               2004                 2003
                  ---------                         ----               ----                 ----

Met/Putnam Capital Opportunities                $254,871              $275,838            $265,118
Lord Abbett Bond Debenture                     3,267,233             2,756,543           1,698,705
Lord Abbett Mid-Cap Value                      1,377,786             1,059,263             661,241
Lord Abbett Growth and Income                  7,529,675             6,711,040           4,737,875
Van Kampen Mid-Cap Growth (formerly Lord         272,674               254,938             172,931
Abbett Growth Opportunities)
Lord Abbett America's Value                      215,944                78,303              12,859
Lazard Mid-Cap (formerly Met/AIM Mid Cap       1,279,000             1,247,085             589,425
Core Equity)
Met/AIM Small Cap Growth                       2,834,581             2,304,165             777,484
Legg Mason Aggressive Growth (formerly Janus   2,483,363             2,118,167             705,411
Aggressive Growth)
T. Rowe Price Mid-Cap Growth                   2,867,713             2,097,356             904,602
MFS(R) Research International                  4,287,870             2,370,057             870,184
Oppenheimer Capital Appreciation               3,374,156             2,525,236            ,111,282
PIMCO Inflation Protected Bond                 2,236,243             1,539,478             373,716
PIMCO Total Return                             4,882,160             3,468,028           2,310,609
RCM Global Technology                          1,284,865             1,074,363            426,484
Harris Oakmark International                   5,580,751             3,224,977             759,888
Third Avenue Small Cap Value                   3,663,156             2,359,964             707,957
Goldman Sachs Mid-Cap Value                    1,413,714              414,903                N/A
Neuberger Berman Real Estate                   1,532,812              452,972                N/A
Turner Mid-Cap Growth                            949,090              389,359                N/A
Legg Mason Value Equity                            3,422                N/A                  N/A
Van Kampen Comstock                            1,899,968                N/A                  N/A
Met/AIM Capital Appreciation Portfolio(1)        905,981              781,061              621,447
Batterymarch Mid-Cap Stock Portfolio             691,796              618,556              455,159
BlackRock High Yield Portfolio (formerly         342,138              316,717              239,353
Federated High Yield)
BlackRock Large-Cap Core Portfolio (formerly     442,811              425,500              385,946
Mercury Large-Cap Core)
MFS(R) Value Portfolio                           222,190              144,604              123,833
Pioneer Fund Portfolio                           141,738              107,093                N/A
Pioneer Mid-Cap Value Portfolio                   11,216                 N/A                 N/A
Pioneer Strategic Income Portfolio(1)            502,569                 N/A                 N/A
Dreman Small Cap Value Portfolio                  12,198                 N/A                 N/A
Janus Capital Appreciation Portfolio           3,967,827            4,482,969           4,313,143
Legg Mason Partners Managed Assets Portfolio     796,047              722,012             657,847
-----------------------

(1) For the fiscal year ended October (31.)


         Information regarding the committee members' or portfolio managers' compensation, other accounts managed and ownership of shares of the Portfolios to the extent applicable is attached in Appendix C.

The Administrator

         Pursuant to an administration agreement ("Administration Agreement"), State Street Bank and Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

         The Administrator was organized as a Massachusetts trust company. Its principal place of business is at One Federal Street, Boston, Massachusetts 02110. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of approximately 0.04% of the average daily net assets of each Portfolio of the Trust. The Administration Agreement is in effect until December 31, 2006 and continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days' prior written notice to the other party. For the years ended December 31, 2005, December 31, 2004 and December 31, 2003, an aggregate of, $8,147,009, $6,320,204 and $4,527,919, respectively, was paid to the Administrator. Each such amount included custody and transfer agent fees.

         Effective May 1, 2006, the Met/AIM Capital Appreciation, Batterymarch Mid-Cap Stock, BlackRock High Yield, MFS(R) Value, Pioneer Fund, Pioneer Mid-Cap Value, Pioneer Strategic Income, Dreman Small-Cap Value, Janus Capital Appreciation, BlackRock Large-Cap Core and Legg Mason Partners Managed Assets Portfolio commenced operations as portfolios of the Trust. The predecessors of such Portfolios paid administration, custody and transfer agent fees in 2005 in the aggregate amount of $1,548,174.

The Distributor


         The Trust has distribution agreements with MetLife Investors Distribution Company ("MLIDC" or the "Distributor") in which MLIDC serves as the Distributor for the Trust's Class A shares, Class B shares, Class C and Class E shares. MLIDC is an affiliate of Metropolitan Life Insurance Company. MLIDC's address is 5 Park Plaza, Suite 1900, Irvine, California 92614.


         The Trust's distribution agreements with respect to the Class A, Class B, Class C and Class E shares ("Distribution Agreements") were initially approved by the Board of Trustees at Board meetings held on December 7, 2000 (Class A, Class B, Class C) and April 23, 2001 (Class E). The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class B, Class C or Class E Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

         The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

         Pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B, Class C and Class E shares, as applicable, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B, Class C and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B, Class C and Class E shares.

         The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively of the average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B, Class C and Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan are limited to payments at an annual rate equal to 0.25%, 0.50% and 0.15% of average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively. Under the terms of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Metropolitan Life Insurance Company and its affiliates) providing distribution and shareholder servicing with respect to the Class B, Class C and Class E shares for such entities' fees or expenses incurred or paid in that regard.


         Each of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class B shares, Class C shares and Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and in connection with their annual consideration of the Class B Distribution Plan's, the Class C Distribution Plan's and the Class E Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B, Class C and Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B, Class C and Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B, Class C and Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class B, Class C and Class E shares of the Trust; and
(f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B, Class C and Class E shares.


         A description of the Class B Distribution Plan with respect to the Class B shares and related services and fees thereunder is provided in the Prospectus for the Class B shares of the Portfolios. A description of the Class C Distribution Plan with respect to the Class C shares and related services and fees thereunder is provided in the Prospectus for the Class C shares of the Portfolios. On December 7, 2000, the Board of Trustees of the Trust, including the Disinterested Trustees unanimously approved the Class B Distribution Plan and the Class C Distribution Plan. A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Portfolios. On April 23, 2001, the Board of Trustees of the Trust including the Disinterested Trustees unanimously approved the Class E Distribution Plan.

         The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B, Class C and Class E shares in connection with the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares, Class C shares or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares, Class C shares or Class E shares of the Portfolio, as applicable, or by vote of a majority of the Disinterested Trustees. The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan each also provides that it may not be amended to increase materially the amount (up to 0.50% [1.00% with respect to Class C and 0.25% with respect to Class E] of average daily net assets annually) that may be spent for distribution of Class B, Class C and Class E shares of any Portfolio without the approval of Class B, Class C and Class E shareholders, as applicable, of that Portfolio.

         The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

         The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Class B and Class E Distribution Plans for the year ended December 31, 2005:*



                    Portfolio                           Total Distribution Fee Paid to Distributor
                    ---------                           ------------------------------------------


Met/Putnam Capital Opportunities                                           $10,896
Lord Abbett Bond Debenture                                               1,754,079
Lord Abbett Mid-Cap Value                                                  501,949
Lord Abbett Growth and Income                                            2,765,613
Van Kampen Mid-Cap Growth (formerly Lord Abbett                             92,971
Growth Opportunities)
Lord Abbett America's Value                                                134,965
Lazard Mid-Cap (formerly Met/AIM Mid Cap Core                              531,967
Equity)
Met/AIM Small Cap Growth                                                   712,935

Legg Mason Aggressive Growth (formerly Janus                               676,633
Aggressive Growth)
T. Rowe Price Mid-Cap Growth                                               925,887
MFS(R) Research International                                              966,119

Oppenheimer Capital Appreciation                                         1,251,641
PIMCO Inflation Protected Bond                                             978,180
PIMCO Total Return                                                       2,795,269
RCM Global Technology                                                      226,921
Harris Oakmark International                                             1,294,436
Third Avenue Small Cap Value                                               982,013
Goldman Sachs Mid-Cap Value                                                258,166
Neuberger Berman Real Estate                                               619,538
Turner Mid-Cap Growth                                                      134,167
MetLife Defensive Strategy                                                 686,931
MetLife Moderate Strategy                                                2,343,902
MetLife Balanced Strategy                                                6,838,148
MetLife Growth Strategy                                                  6,020,224
MetLife Aggressive Strategy                                              1,306,164
Legg Mason Value Equity                                                        573
Van Kampen Comstock                                                         47,771
         *The Trust currently does not offer Class C shares.


The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares.

Code of Ethics

         The Trust, its Manager, its Distributor, and each of its Advisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts including securities that may be purchased or held by the Portfolios. A copy of each of the Codes of Ethics is on public file with, and is available from the Securities and Exchange Commission.

Custodian

         State Street Bank and Trust Company ("State Street Bank"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

Transfer Agent

         State Street Bank also serves as transfer agent for the Trust.

Legal Matters

     Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.

Independent Registered Public Accounting Firm


         Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts, serves as the Trust's independent auditors.


                            REDEMPTION OF SHARES

         The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period
(1) when the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the Securities and Exchange Commission may otherwise permit.

         The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                               NET ASSET VALUE

         The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day the Exchange is open for trading. Currently, the Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is on a domestic or foreign exchange will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and reported on NASDAQ will report the Nasdaq Official Closing Price ("NOCP"). The NOCP will be calculated on each business day at 4:00:02 p.m. Eastern time as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities which are traded over-the-counter and not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

         In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.

         Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

         The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services.


                                FEDERAL INCOME TAXES

         Each Portfolio intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

         In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities, and net income derived from an interest in a qualified publicly traded partnership; and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. For this purpose, a qualified publicly traded partnership is any publicly traded partnership other than one whose income is derived almost entirely from income which would be qualified income for a regulated investment company (that is, dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and the like) in any event.

         As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

         The Portfolios will not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a regulated investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

         The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

         Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract.

         The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

         In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

         Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, each Portfolio's investment adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.

         Income that Neuberger Berman Real Estate Portfolio derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation, qualified publicly traded partnership or REIT) ("RE Partnership") will be treated under the Code as qualifying income under the income requirement only to the extent that income is attributable to the RE Partnership's income that would be qualifying income if realized directly by the Fund in the same manner as realized by the RE Partnership. The Internal Revenue Service also has issued numerous private letter rulings (which may not be relied on by taxpayers other than the addressees thereof but nevertheless indicate the Service's view of federal tax matters) holding that a regulated investment company that invests in a partnership should be treated as owning a proportionate share of the partnership's assets for purposes of the diversification requirement.

         Neuberger Berman Real Estate Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued but may apply retroactively, the portion of a REIT's income attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax and will be allocated to the REIT's shareholders in proportion to the dividends they receive. These regulations also are expected to provide that excess inclusion income of a regulated investment company, such as the Portfolio, will be allocated to its shareholders in proportion to the dividends they receive, with the same consequences as if they held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders for a taxable year (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income ("UBTI") to certain tax-exempt entities (including qualified pension plans, IRAs, Code section 401(k) plans, Keogh plans, and public charities), thereby potentially requiring such an entity that otherwise might not be required to file tax return for that year to file a tax return and pay tax on such income and (3) resulting in tax liability for a segregated asset account of an insurance company to which excess inclusion income is allocated. In addition, if at any time during any taxable year a "disqualified organization" (including governmental units, certain tax-exempt entities, and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to the portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Portfolio does not intend to invest in REITs that have a substantial portion of their assets in residual interests of REMICs.

                  ORGANIZATION AND CAPITALIZATION OF THE TRUST

         The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. Effective May 1, 2002, Met/AIM Mid Cap Equity Portfolio changed its name to Met/AIM Mid Cap Core Equity Portfolio. Effective January 1, 2003, State Street Research Concentrated International Portfolio changed its name to Harris Oakmark International Portfolio and MFS Mid-Cap Growth Portfolio changed its name to T. Rowe Price Mid-Cap Growth Portfolio. Effective May 1, 2003, J.P. Morgan Small Cap Growth Portfolio changed its name to Met/Putnam Capital Opportunities Portfolio. Effective May 1, 2004, PIMCO Innovation Portfolio changed its name to PIMCO PEA Innovation Portfolio. Effective May 1, 2005, PIMCO PEA Innovation Portfolio changed its name to RCM Global Technology Portfolio. Effective December 19, 2005 Met/AIM Mid-Cap Core Equity Portfolio changed its name to Lazard Mid-Cap Portfolio. Effective October 1, 2006, Lord Abbett Growth Opportunities Portfolio changed its name to Van Kampen Mid-Cap Growth Portfolio. Effective October 1, 2006, Janus Aggressive Growth Portfolio changed its name to Legg Mason Aggressive Growth Portfolio. Effective August 21, 2006, Federated High Yield Portfolio changed its name to BlackRock High Yield Portfolio. Effective October 1, 2006, Mercury Large-Cap Core Portfolio changed its name to BlackRock Large-Cap Core Portfolio. The Trust is also the successor of Managed Assets Trust, Capital Appreciation Fund and certain portfolios to The Travelers Series Trust. Such funds were converted to Portfolios of the Trust, effective May 1, 2006.

         The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated forty-seven, forty-three of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

         The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. Currently, Class C shares are not being offered. The Trust currently offers Class A and Class B shares on behalf of each Portfolio. Class E shares are currently offered on behalf of the Legg Mason Value Equity, Lord Abbett Bond Debenture, T. Rowe Price Mid-Cap Growth, MFS(R) Research International, Legg Mason Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Lazard Mid-Cap, Met/AIM Small Cap Growth, Harris Oakmark International, Oppenheimer Capital Appreciation and Neuberger Berman Real Estate Portfolios. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class' Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

         The three classes of shares are currently offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

         The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts. Class A, Class B and Class E shares currently are sold to insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies - Metropolitan Life Insurance Company, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Life and Annuity Company of Connecticut, Citicorp Life Insurance Company and First Citicorp Life Insurance Company (collectively, "MetLife"). As of December 31, 2005, MetLife owned substantially all of the Trust's outstanding Class A, Class B and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust.

         As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of December 31, 2005, none of the Contracts currently owned entitled any individual to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.

         The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

         The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

         Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

                                FINANCIAL STATEMENTS


         The financial statements of the Met/Putnam Capital Opportunities, Lord Abbett America's Value, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities (now known as Van Kampen Mid-Cap Growth), Legg Mason Value Equity, Lazard Mid-Cap, Met/AIM Small-Cap Growth, Janus Aggressive Growth (now known as Legg Mason Aggressive Growth), T. Rowe Price Mid-Cap Growth, MFS(R) Research International, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology, Harris Oakmark International, Goldman Sachs Mid-Cap Value, Neuberger Berman Real Estate, Third Avenue Small-Cap Value, Turner Mid-Cap Growth, Van Kampen Comstock, MetLife Defensive Strategy, MetLife Moderate Strategy, MetLife Balanced Strategy, MetLife Growth Strategy and MetLife Aggressive Strategy Portfolios for the year ended December 31, 2005, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are included in the Annual Report of the Trust, which is incorporated by reference in this Statement of Additional Information. The financial statements (including the Report of Independent Registered Public Accounting Firm) included in the Annual Report are incorporated herein by reference.

         The financial statements of Disciplined Mid Cap Stock Portfolio (now known as Batterymarch Mid-Cap Stock), Federated High Yield Portfolio (now known as BlackRock High Yield Portfolio), Mercury Large Cap Core Portfolio (now known as BlackRock Large-Cap Core Portfolio), MFS(R) Value Portfolio (now known as MFS(R) Value Portfolio), Pioneer Fund (now known as Pioneer Fund Portfolio), Pioneer Mid Cap Value Portfolio (now known as Pioneer Mid-Cap Value Portfolio) and Style Focus Series: Small Cap Value Portfolio (now known as Dreman Small-Cap Value Portfolio) for the year ended December 31, 2005, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are included in the Annual Report of The Travelers Series Trust, which is incorporated by reference in this Statement of Additional Information. The financial statements (including the Report of Independent Registered Public Accounting Firm) included in the Annual Report are incorporated herein by reference.

         The financial statements of AIM Capital Appreciation Portfolio (now known as Met/AIM Capital Appreciation Portfolio) and Pioneer Strategic Income Portfolio (now known as Pioneer Strategic Income Portfolio) for the fiscal year ended October 31, 2005, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are included in the Annual Report of The Travelers Series Trust, which is incorporated by reference in this Statement of Additional Information. The financial statements (including the Report of Independent Registered Public Accounting Firm) included in the Annual Report are incorporated herein by reference.

         The financial statements of the Managed Assets Trust (now known as Legg Mason Partners Managed Assets Portfolio) for the fiscal year ended December 31, 2005, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are included in the Annual Report of the Managed Assets Trust, which is incorporated by reference in this Statement of Additional Information. The financial statements (including the Report of Independent Registered Public Accounting Firm) included in the Annual Report are incorporated herein by reference.

         The financial statements of Capital Appreciation Fund (now known as Janus Capital Appreciation Portfolio) for the year ended October 31, 2005, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Registered Public Accounting Firm, are included in the Annual Report of the Capital Appreciation Fund, which is incorporated by reference in this Statement of Additional Information. The financial statements (including the Report of Independent Registered Public Accounting Firm) included in the Annual Report are incorporated herein by reference.

                                APPENDIX A

                             SECURITIES RATINGS

Standard & Poor's Bond Ratings

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Commercial Paper Ratings

         "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

         "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

         Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

                                                        APPENDIX B

                         PROXY POLICIES AND PROCEDURES

                         AIM CAPITAL MANAGEMENT, INC.

                         PROXY POLICIES AND PROCEDURES

                         (As Amended October 1, 2005)

A. Proxy Policies

Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I. Boards Of Directors

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

There are some actions by directors that should result in votes being withheld. These instances include directors who:

..   Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

..   Attend less than 75 percent of the board and committee meetings without a valid excuse;

..   It is not clear that the director will be able to fulfill his function;

..   Implement or renew a dead-hand or modified dead-hand poison pill;

..   Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

..   Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

..   Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

..   Long-term financial performance of the target company relative to its industry; o Management's track record;

..   Portfolio manager's assessment;

..   Qualifications of director nominees (both slates);

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..   Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

..   Background to the proxy contest.

II. Independent Registered Public Accounting Firm

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

..   It is not clear that the auditors will be able to fulfill their function;

..   There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

..   The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III. Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

..   We will generally vote against equity-based plans where the total dilution
    (including all equity-based plans) is excessive.

..   We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

..   We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

..   We will vote for proposals to reprice options if there is a value-for-value
    (rather than a share-for-share) exchange.

..   We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV. Corporate Matters

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

..   We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

..   We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

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..   We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

..   We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V. SHAREHOLDER PROPOSALS

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

..   We will generally abstain from shareholder social and environmental proposals.

..   We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

..   We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

..   We will generally vote for proposals to lower barriers to shareholder action.

..   We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI. Other

..   We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

..   We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

..   We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B. Proxy Committee Procedures

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department. The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Trustees:

1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

2. AIM will not publicly announce its voting intentions and the reasons therefore.

3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C. Business/Disaster Recovery

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D. Restrictions Affecting Voting

If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E. Conflicts of Interest

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

If AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F. Fund of Funds

When an AIM Fund (an "Investing Fund") that invests in another AIM Fund(s) (an "Underlying Fund") has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.

G. Conflict In These Policies

If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM's advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM's advisory clients and will inform the Funds' Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

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                               [GRAPHIC OMITTED]

                    BATTERYMARCH FINANCIAL MANAGEMENT, INC.

                     PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Batterymarch's primary focus and responsibility is to preserve and enhance its clients' investment returns. An integral part of this responsibility is encouraging good corporate governance practices by the companies we invest in through conscientiously exercising shareholder rights. We believe this will result in increased value for shareholders.

Batterymarch has adopted and implemented the following policies and procedures, which we believe are reasonably designed to ensure that Batterymarch's votes are cast in a consistent manner that place our clients' interests first.

Batterymarch's Proxy Voting Philosophy and Guidelines are an integral part of this document.

VOTING AND MONITORING RESPONSIBILITY

Batterymarch's Compliance Department is responsible for managing and monitoring proxy voting operations. Batterymarch has retained Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, to provide day-to-day proxy voting services, including, but not limited to, obtaining information from clients' custodians, reconciling proxy ballots, providing vote recommendations, voting, recordkeeping and reporting. Batterymarch's compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch's fiduciary obligations are met.

VOTING AUTHORITY

Batterymarch assumes voting authority for all client accounts unless a client's Investment Management Agreement explicitly states otherwise.

HOW PROXIES ARE VOTED

Batterymarch's policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS's standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Proxy Voter Services ("PVS"), an independent division of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO voting guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS's proxy voting guidelines.

Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote against ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines. In such cases, provided that Batterymarch's Compliance Department does not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS's proxy voting guidelines, Batterymarch will override the voting recommendation of ISS.

Batterymarch will generally cast votes for all shares for which it has voting authority, unless the cost of voting is presumed to outweigh the benefit. Batterymarch's policy regarding when it may not vote proxies is described below.

CONFLICTS OF INTEREST

Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch's employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch's clients. With the ability to influence the outcome of a corporation's shareholders meeting comes the responsibility to prevent potential conflicts of interest from affecting the way we cast our votes. Batterymarch attempts to minimize material conflicts of interest by using pre-determined voting guidelines and by obtaining vote recommendations from ISS.

If one or more members of Batterymarch's investment teams believe that it will be in the best interests of clients to vote against ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines, Batterymarch's Compliance Department will be responsible for identifying any proxy voting proposals that present a conflict of interest. If such a proposal is identified, Batterymarch's compliance personnel will decide whether it presents a material conflict of interest.

If a conflict of interest is identified, proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If Batterymarch's Compliance Department determines that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either
(a) the recommendations of ISS, (b) another authorized person of Batterymarch if the material conflict of interest does not relate to such other person or Batterymarch itself, or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proposal or proxy, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.

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WHEN BATTERYMARCH MAY NOT VOTE

Batterymarch generally does not vote proxies when it determines that the cost of voting outweighs the benefit of doing so. For example, voting proxies for shares of foreign securities may involve significant costs, such as translation of proxy materials. In some foreign markets, there are laws that prevent Batterymarch from selling shares for a period of time before and/or after a shareholder meeting (also known as "share blocking"). Where share blocking occurs, shares must be "frozen" for trading purposes in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to several weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in share blocking markets, Batterymarch retains the right whether or not to vote, based on the determination of Batterymarch's investment personnel.

ISS sends a periodic report of securities with upcoming meetings in share blocking markets. This report details the type of meeting, the market and the blocking period. Batterymarch's Compliance Department monitors these upcoming meetings, consults with Batterymarch investment team members responsible for investing in each market and arrives at a decision on whether or not to vote.

RECORDKEEPING AND REPORTING

ISS maintains complete records of all votes cast on behalf of each of Batterymarch's client accounts, including the number of shares held, meeting date, type of meeting, management recommendation, and the rationale for each vote. ISS provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.

REQUESTS TO OBTAIN PROXY VOTING INFORMATION

Batterymarch provides proxy voting summary reports to clients for whom we exercise voting responsibility on an annual basis or more frequently, subject to such clients' reporting requirements. Batterymarch is able to provide such reporting either electronically or in hard copy format. Batterymarch also provides a copy of its proxy voting guidelines to clients upon request.

A log of client requests for proxy voting information and details on the fulfillment of those requests is maintained by Batterymarch's Compliance Department.

Client requests for obtaining information about Batterymarch's proxy voting guidelines or information about how Batterymarch voted client securities, if applicable, can be obtained by contacting Batterymarch:

   By mail

   Batterymarch Financial Management, Inc.
   Attention: Compliance Department
   200 Clarendon Street, 49th Floor
   Boston, Massachusetts 02116
   USA

   By telephone

   (617) 266-8300

                        DREMAN VALUE MANAGEMENT L.L.C.

                     PROXY VOTING POLICIES AND PROCEDURES

I. Policy

   Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Dreman Value Management LLC has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II. Proxy Voting Procedures

    (a) All proxies received by Dreman Value Management LLC will be sent to the Compliance Officer. The Compliance Officer will:

         (1) Keep a record of each proxy received

         (2) Forward the proxy to both the portfolio manager and Dreman Value Management LLC Chief Investment Officer ("CIO")

         (3) Determine which accounts managed by Dreman Value Management LLC holds the security to which the proxy relates

         (4) Provide the portfolio manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Dreman Value Management LLC must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

         (5) Absent material conflicts (see Section IV), the portfolio manager and CIO will determine how Dreman Value Management LLC should vote the proxy. The portfolio manager and the CIO will send their decision on how Dreman Value Management LLC will vote the proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

         (6) Dreman Value Management LLC may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. Voting Guidelines

   In the absence of specific voting guidelines from a client, Dreman Value Management LLC will vote proxies in the best interest of each particular client, which may result in different voting results for proxies for the same issuer. Dreman Value Management LLC believes that voting proxies in accordance with the following guidelines is in the best interest of its client.

    (1) Generally, Dreman Value Management LLC will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

    (2) Generally, Dreman Value Management LLC will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

   For other proposals, Dreman Value Management LLC shall determine whether a proposal is in the best interest of its clients and may take into account the following factors, among others:

    (1) Whether the proposal was recommended by management and Dreman Value Management LLC opinion of management;

    (2)  Whether the proposal acts to entrench existing management; and

    (3) Whether the proposal fairly compensates management for past and future performance.

   Dreman Value Management LLC reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

IV. Conflicts of Interest

    (1) The Compliance Officer will identify any conflicts that exist between the interest of Dreman Value Management LLC and its clients. This examination will include a review of the relationship of Dreman Value Management LLC and its affiliates with the issuer of each security [and any of the issuer's affiliates] to determine if the issuer is a client of Dreman Value Management LLC or an affiliate of Dreman Value Management LLC or has some other relationship with Dreman Value Management LLC or a client of Dreman Value Management LLC.

    (2) If a material conflict exist, Dreman Value Management LLC will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the client. Dreman Value Management LLC will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Dreman Value Management LLC determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Dreman Value Management LLC will give the ERISA client the opportunity to vote the proxies themselves

V. Disclosure

      (a) Dreman Value Management LLC will disclose in its Form ADV Part II that clients may contact the Compliance Officer, via e-mail or telephone at Ljagai@Dreman.com or 201-793-2005 in order to obtain
                       _________________
          information on how Dreman Value Management LLC voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written responses to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Dreman Value Management LLC voted the client's proxy.

      (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Dreman Value Management LLC Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI. Recordkeeping

   The Compliance Officer will maintain files relating to Dreman Value Management LLC proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Dreman Value Management LLC. Records of the following will be included in the files:

    (1) Copies of these proxy voting policies and procedures and any amendments thereto.

    (2) A copy of each proxy statement that Dreman Value Management LLC receives provided however that Dreman Value Management LLC may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available. Dreman Value Management LLC may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

    (3) A record of each vote that Dreman Value Management LLC casts. Dreman Value Management LLC may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

    (4) A copy of any document Dreman Value Management LLC created that was material to making a decision how to vote proxies, or that memorializes that decision.

    (5) A copy of each written client request for information on how Dreman Value Management LLC voted such client's proxies, and a copy of any written response to any (written and oral) client request for information on how Dreman Value Management LLC voted its proxy.

FEDERATED INVESTORS

PROXY VOTING PROCEDURES

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling, Passport Research, Ltd., Passport Research II, Ltd. and Federated Advisory Services Company (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940.

PROXY VOTING COMMITTEE

The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:

   President of the Advisers (Keith Schappert)

   Vice Chairman of the Advisers (J. Thomas Madden)

   Chief Investment Officer for Global Equity (Stephen Auth)

   Director of Global Equity Research of the Advisers (Uri D. Landesman)

   Associate Director of Research (Curtis R. Gross)

A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.

EMPLOYMENT OF PROXY VOTING SERVICES

The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies.

The Advisers and IRRC shall take the following steps to implement these procedures:

  . The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.

  . The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.

  . IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.

  . If IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.

  . IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.

CONFLICTS OF INTEREST

A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended, except that a company shall not be treated as an "affiliated person" based solely on ownership or control of outstanding voting securities unless a person owns or controls ten percent or more of the outstanding voting securities of such company.

In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

    1. Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.

    2. Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

    3. If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

    4. If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

        . That the Advisers have a significant business relationship with the Interested Company;

        .   The proposals regarding which proxies were cast;

        . Any material communications between the Advisers and the Interested Company regarding the proposal; and

        . Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.

    5. Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

RECORDKEEPING

The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the

Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and (c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

Federated Investors

Proxy Voting Policies and Practices

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling, Passport Research, Ltd., Passport Research II, Ltd. and Federated Advisory Services Company (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. These Proxy Policies shall also apply to any investment company registered under the Investment Company Act of 1940 (the "1940 Act") for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies.

General Policy

Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.

Application to Specific Proposals

The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

Corporate Governance

Generally, the Advisers will vote proxies:

  . In favor of the full slate of directors nominated in an uncontested election;

  . In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;

  . In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;

  . In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;

  . In favor of a proposal to ratify the board's selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and

  . In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

Capital Structure

Generally, the Advisers will vote proxies:

  . Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;

  . In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

  . In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and

  .   In favor of a proposal authorizing a stock repurchase program.

Compensation and Stock Option Plans

Generally, the Advisers will vote proxies:

  . In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

  . Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and

  . Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

Corporate Transactions and Contested Elections

The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

Shareholder Proposals

The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.

Cost/Benefit Analysis

Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

  . In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;

  . If the Advisers are directing votes for the same proxy on behalf of non-Index Funds, in the same manner as the non-Index Funds;

  . If neither of the first two conditions apply, as recommended by a subadviser to the Index Fund; and

  .   If none of the previous conditions apply, as recommended by the board;

in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.

PROXY VOTING

The Goldman Sachs Group, Inc.

   The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the "Policy") for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Adviser's guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

   The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser's guiding principles.

   Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the "Guidelines") developed by Institutional Shareholder Services ("ISS"), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.

   ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment

Adviser's policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser's portfolio management teams ("Portfolio Management Teams") retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

   In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser's guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

   The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

   The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser's use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS's recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

   Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund's managers based on their assessment of the particular transactions or other matters at issue.

   Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Funds' website at http://www.gs.com/funds and on the SEC's website at http://www.sec.gov.

                                                                     APPENDIX B

                      ISS PROXY VOTING GUIDELINES SUMMARY

The following is a summary of certain of the ISS Proxy Voting Guidelines, which form the substantive basis of the Investment Adviser's Policy on Proxy Voting ("Policy") with respect to public equity investments. Unlike the abbreviated nature of this summary, the actual ISS Proxy Voting Guidelines address additional voting matters and provide more discussion regarding the factors that may determine ISS's position on a matter. The Investment Adviser may diverge from the ISS guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

..   An auditor has a financial interest in or association with the company, and is therefore not independent,

..   Fees for non-audit services are excessive, or

..   There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. Board of Directors

a. Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining, among other factors, the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, and whether the chairman is also serving as a CEO.

b. Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

c. Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal.

d. Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

a. Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

b. Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c. Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

d. Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

e. Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

a. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include, among others, the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b. Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill to shareholder vote or redeem it.

6. Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions based on such features, among others, as the fairness opinion, pricing, prospects of the combined company, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

a. Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

b. Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

..   It is intended for financing purposes with minimal or no dilution to current shareholders

..   It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to equity based compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing of underwater stock options without shareholder approval.

a. Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

..   Historic trading patterns

..   Rationale for the repricing

..   Value-for-value exchange

..   Option vesting

..   Term of the option

..   Exercise price

..   Participation

b. Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

..   Purchase price is at least 85 percent of fair market value;

..   Offering period is 27 months or less; and

..   Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

c. Shareholder Proposals on Compensation

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information and shareholder proposals to put option repricings to a shareholder vote. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

Generally, ISS votes CASE-BY-CASE on such proposals. However, there are certain specific topics where ISS generally votes FOR the proposal (e.g., proposals seeking a report on a company's animal welfare standards) or AGAINST the proposal (e.g., reports on foreign military sales or offsets).

                             HARRIS ASSOCIATES L.P.

                             PROXY VOTING POLICIES

Harris Associates L.P. ("Harris") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

VOTING GUIDELINES
_________________

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

BOARD OF DIRECTORS ISSUES

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

    1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

    2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

    3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

    4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

    5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

    6. Harris will normally vote in favor of cumulative voting for directors.

AUDITORS

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

    1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

    2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.
                            ___

    3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

EQUITY BASED COMPENSATION PLANS

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

    1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

    2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

    3. Harris will normally vote in favor of proposals to require expensing of options.

    4. Harris will normally vote against proposals to permit repricing of underwater options.

    5. Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

    6. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

    7. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

   CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

   Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

    1. Harris will normally vote in favor of proposals to increase authorized shares.

    2. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

    3. Harris will normally vote against proposals creating or expanding supermajority voting rights.

    4. Harris will normally vote against the issuance of poison pill preferred shares.

    5. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

    6. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

   ROUTINE CORPORATE MATTERS

   Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

   SOCIAL RESPONSIBILITY ISSUES

   Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

VOTING SHARES OF FOREIGN ISSUERS
________________________________

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

CONFLICTS OF INTEREST
_____________________

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he will recuse himself from any consideration of the matter, and an alternate member of the committee will act in his place.

Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services ("ISS"). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Director of Compliance and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VOTING PROCEDURES
_________________

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

PROXY VOTING COMMITTEE. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals including one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of whom may serve in the absence of a regular member of the Committee.

PROXY ADMINISTRATOR. The Proxy Administrator is an employee of Harris reporting to the Director of Compliance and is responsible for ensuring that all votes are cast and that all necessary records are maintained reflecting such voting.

PROXY VOTING SERVICES. Harris has engaged two independent proxy voting services to assist in the voting of proxies. These proxy voting services provide the firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

VOTING DECISIONS. As described in the Proxy Voting Policy, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for forwarding proxy proposals to the Firm's research analyst who follows the company. If the analyst believes the proxy should be voted in accordance with the guidelines, he initials the proposal and returns it to the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he submits the proposal and his recommended vote to the Proxy Committee which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. That decision is reflected on a form initialed by the analyst and a majority of the Proxy Committee and returned to the Proxy Administrator.

In the case of securities that are not on the firm's Approved Lists of domestic, international or small cap securities approved for purchase in managed accounts, the Proxy Administrator will vote all shares in accordance with the firm's guidelines or, if the guidelines do not address the particular issue, in accordance with Institutional Shareholder Services' guidance.

In the case of a conflict of interest (as described in the Proxy Voting Policy), the Proxy Administrator will vote in accordance with the procedures set forth in the Conflict of Interest provisions described in the Policy.

VOTING BALLOTS. For shares held in The Oakmark Family of Funds, the Proxy Administrator sends a holdings file to the applicable proxy voting service reflecting the holdings in the Funds. The proxy voting service is responsible for reconciling this information with the information it receives from the Funds' custodian and bringing any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and the Funds' custodian to resolve any discrepancies to ensure that all shares entitled to vote will be voted. For shares held in all other client accounts, the Proxy Administrator downloads electronic files from the applicable proxy voting service that contain information regarding company meetings and proxy proposals and the accounts and shares of record held by Harris clients. The Proxy Administrator reconciles this information with the firm's own records in order to ensure that all shares entitled to vote will be voted.

The Proxy Administrator casts votes electronically through the proxy voting services. Any votes that cannot be cast through either system are voted online by the Proxy Administrator using proxyvote.com and then input to the proxy voting service system for recordkeeping and reporting.

RECORDKEEPING AND REPORTING. Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th.

                            Janus Capital Management
                Proxy Voting Procedures & Proxy Voting Guidelines
                          From 3/31/06 Form ADV Part II

                             Proxy Voting Procedures

The following represents the procedures for the Registrant with respect to the voting of proxies on behalf of all clients, including mutual funds advised by the Registrant, for which the Registrant has voting responsibility and the keeping of records relating to proxy voting.

General Policy. The Registrant votes proxies in the best interest of if its clients. The Registrant will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). The Registrant will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Registrant's Proxy Voting Guidelines; 2) the recommendations of Institutional Shareholder Services; or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA Plan Policy. On behalf of client accounts subject to ERISA, the Registrant seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. The Registrant recognizes that the exercise of voting rights on securities held by ERISA plans for which the Registrant has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, the Registrant will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed the Registrant as investment manager.

Proxy Voting Committee. The Janus Proxy Voting Committee (the "Committee") develops the Registrant's positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Assistant Vice President of Compliance, and a Portfolio Management representative (or their designees). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to the Registrant's portfolio managers for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for the Registrant's portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes.
Annually the Registrant's Funds Board of Trustees, or a committee thereof, will review the Registrant's proxy voting process, policies and voting records.

Investment Accounting Group. The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service. The Registrant has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Registrant upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. The Registrant also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

Procedures for Proxy Issues Outside the Guidelines. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of the Registrant (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Registrant's Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus "Fund of Funds." The Registrant advises certain portfolios or "fund of funds" that invest in other of the Registrant's funds. From time to time, a fund of funds may be required to vote proxies for the underlying funds in which it is invested.
Accordingly, if an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also known as "echo-voting").

Conflicts of Interest. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if the Registrant has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention. Upon request, on an annual basis, the Registrant will provide its non-mutual fund clients with the proxy voting record for that client's account. On an annual basis, the Registrant will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on the Registrant's website.

The Registrant retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by the Registrant regarding votes cast in contradiction to the Registrant's guidelines. In addition, any document prepared by the Registrant that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.


                             Proxy Voting Guidelines

The Registrant's Proxy Voting Guidelines (the "Guidelines") below summarize the Registrant's positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Registrant's Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all the Registrant's clients (including mutual funds) for which the Registrant has voting authority. The Registrant will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services ("ISS"); or 3) the recommendations of ISS under their Proxy Voter Services program.

The Registrant has retained the services of ISS (the "Proxy Voting Service"), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides the Registrant with in-depth analysis and recommendations on complex proxy issues. While the Registrant attempts to apply the following Guidelines to proxy proposals, the Registrant reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by the Registrant.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Registrant may not vote in strict adherence to the Guidelines. In addition, the Registrant's portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of the Registrant' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the Registrant will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. The Registrant will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

The Janus funds participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

In circumstances where Registrant's funds held a security as of record date, but the Registrant sells its holdings prior to the shareholder meeting, the Registrant will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, the Registrant considers the recommendation of management to be an important factor in making these decisions.

1. For domestic market and applicable foreign market issuers, the Registrant will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.

2. After taking into consideration country-specific practices, the Registrant will generally vote in favor of uncontested director candidates, unless they:

o attend less than 75% of the board and committee meetings without a valid excuse;

o ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

o are non-independent directors and sit on the audit, compensation or nominating committees;

o are non-independent directors and the board does not have an audit, compensation, or nominating committees;

o are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service)

o are audit committee members and the company has been deemed to have serious material weaknesses in its internal controls (as determined by the Proxy Voting Service); or

o serve as directors on an excessive number of boards ("Overboarded") (as determined by the Proxy Voting Service).

3. The Registrant will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

4. The Registrant will generally vote in favor of proposals to increase the minimum number of independent directors.

5. The Registrant believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, The Registrant will generally vote in favor of proposals regarding director indemnification arrangements.

6. The Registrant will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

7. If the purpose of the proposal is to promote anti-takeover measures, the Registrant will generally vote against proposals relating to decreasing the size of a board of directors.

8. The Registrant will generally vote against proposals advocating classified or staggered boards of directors.

9. The Registrant will generally vote with management regarding proposals to declassify a board.

10. The Registrant will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

11. The Registrant will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

12. The Registrant will evaluate proposals relating to contested auditors on a case-by case basis.*

13. The Registrant will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

Equity based compensation plans are important tools in attracting and retaining desirable employees. The Registrant believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, the Registrant will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

The Registrant will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, the Registrant will generally vote against the plan.

In addition, the Registrant will generally oppose plans that:

o    provide for repricing of underwater options;

o    provide for automatic replenishment ("evergreen") or reload options; and/or

o create an inconsistent relationship between long term share performance and compensation increases.

Other Compensation Related Proposals

14. The Registrant will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans are priced no less than 15% below market value.

15. The Registrant will generally vote in favor of proposals requiring the expensing of options.

16. The Registrant will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

17. The Registrant will generally oppose proposals regarding the repricing of underwater options.

18. The Registrant will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

19. The Registrant will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

20. The Registrant will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

21. The Registrant will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

22. The Registrant will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

o The parachute should be less attractive than an ongoing employment opportunity with the firm;

o    The triggering mechanism should be beyond the control of management; and

o The amount should not exceed three times base salary plus guaranteed benefits.

23. The Registrant will generally vote in favor of proposals intended to increase longterm stock ownership by executives, officers and directors. These may include: o requiring executive officers and directors to hold a minimum amount of stock in the company; o requiring stock acquired through exercised options to be held for a certain period of time; and o using restricted stock grants instead of options.

Other Corporate Matters

24. The Registrant will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

25. The Registrant will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers). 26. The Registrant will generally oppose proposals for different classes of stock with different voting rights.

27. The Registrant will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, The Registrant will solicit research from the Proxy Voting Service.*

28. The Registrant will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").

29. The Registrant will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, The Registrant will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, The Registrant will solicit research from the Proxy Voting Service.

30. The Registrant will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

31. The Registrant will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

32. The Registrant will evaluate plans of reorganization on a case-by-case basis.*

33. The Registrant will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

34. The Registrant will generally vote in favor of proposals regarding changes in company name.

35. The Registrant will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

36. The Registrant will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

37. The Registrant will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

38. The Registrant will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

39. The Registrant will generally vote in favor of proposals to adopt cumulative voting.

40. The Registrant will generally vote in favor of proposals to require that voting be confidential.

41. The Registrant will generally oppose proposals requesting authorization of political contributions (mainly foreign). 42. The Registrant will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

43. The Registrant will vote against proposals to approve "other business" when it appears as voting item.

Shareholder Proposals

The Registrant is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. The Registrant will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

44. The Registrant will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

45. For shareholder proposals outside the scope of the Guidelines, the Registrant will solicit additional research and a recommendation from the Proxy Voting Service. The Registrant will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*


* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other the Registrant's relationships, business or otherwise.

                            PROXY VOTING POLICY OF
                            ______________________
                          LAZARD ASSET MANAGEMENT LLC
                          ___________________________

A. INTRODUCTION
   ____________

   As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of this Proxy Voting Policy (the "Policy"). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

   Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard's policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.

   This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B. RESPONSIBILITY TO VOTE PROXIES
   ______________________________

   Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that the client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares.

C. GENERAL ADMINISTRATION
   ______________________

   1. OVERVIEW
   ________

   Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal and Compliance Department and by a Proxy Committee currently consisting of Michael Powers, Managing Director and a Portfolio Manager for Lazard's international equity products, Richard Tutino, Managing Director and a Portfolio Manager for

Lazard's U.S. equity products, Mark Little, Director and European Portfolio Manager, and Melissa Cook, Managing Director and Lazard's Global Head of Research. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the "Approved Guidelines"), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard's General Counsel or Chief Compliance Officer. A representative of Lazard's Legal and Compliance Department must be present at all Proxy Committee meetings.

   2. ROLE OF THIRD PARTIES
   _____________________

   To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

   ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS's analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

   3. VOTING PROCESS
   ______________

   Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

   Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals.

   In seeking Portfolio Management's recommendation, the Manager of ProxyOps provides ISS's recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

   ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management both the Approved Guideline, as well as ISS's recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)

D. SPECIFIC PROXY ITEMS
   ____________________

   Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

   1. ROUTINE ITEMS
   _____________

   Lazard generally votes routine items as recommended by the issuer's management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

     .   routine election or re-election of Directors;

     . appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

     .   issues relating to the timing or conduct of annual meetings; and

     .   name changes.

   2. CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS MATTERS
   ___________________________________________________

   Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

       A. BOARD OF DIRECTOR AND ITS COMMITTEES
          ____________________________________

   Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's Board of Directors. Lazard believes that in most instances, the Board and the issuer's management are in the best position to make the determination how to best increase the Board's effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:

     . FOR the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

     . FOR a requirement that a substantial majority (e.g. 2/3) of a US or UK company's Directors be independent;

     . ON A CASE-BY-CASE BASIS regarding the election of Directors where the Board does not have independent "key committees" or sufficient independence;

     . FOR proposals that the Board's committees be comprised solely of independent Directors or consist of a majority of independent directors;

     . FOR proposals to limit Directors' liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, UNLESS doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is ON A CASE-BY-CASE BASIS;

     . FOR proposals seeking to de-classify a Board and AGAINST proposals seeking to classify a Board;

     .   ON A CASE-BY-CASE BASIS on all proposals relating to cumulative voting;

     . AGAINST shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and ON A CASE-BY-CASE BASIS regarding the establishment of shareholder advisory committees.

     . AGAINST shareholder proposals seeking union or special-interest representation on the Board;

     . AGAINST shareholder proposals seeking to establish term limits or age limits for Directors;

     . ON A CASE-BY-CASE BASIS on shareholder proposals seeking to require that the issuer's Chairman and Chief Executive Officer be different individuals;

     . AGAINST shareholder proposals seeking to establish Director stock-ownership requirements; and

     . AGAINST shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

       B. ANTI-TAKEOVER MEASURES
          ______________________

   Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard has adopted Approved Guidelines to vote:

     . AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

     . ON A CASE-BY-CASE BASIS regarding shareholder rights plans (also known as "poison pill plans") and FOR proposals seeking to require all poison pill plans be submitted to shareholder vote;

     . AGAINST proposals seeking to adopt fair price provisions and FOR proposals seeking to rescind them;

     .   AGAINST "blank check" preferred stock; and

     . ON A CASE-BY-CASE BASIS regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.

       C. CONDUCT OF SHAREHOLDER MEETINGS
          _______________________________

   Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

     .   AGAINST proposals to adjourn meetings;

     . AGAINST proposals seeking to eliminate or restrict shareholders' right to call a special meeting;

     .   FOR proposals providing for confidential voting;

     . AGAINST efforts to eliminate or restrict right of shareholders to act by written consent;

     . AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, and

     .   ON A CASE-BY-CASE BASIS on changes to quorum requirements.

   3. CHANGES TO CAPITAL STRUCTURE
      ____________________________

   Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

        . FOR management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

        .   FOR stock splits and reverse stock splits;

        . ON A CASE-BY-CASE BASIS on matters affecting shareholder rights, such as amending votes-per-share;

        . ON A CASE-BY-CASE BASIS on management proposals to issue a new class of common or preferred shares;

        . FOR management proposals to adopt or amend dividend reinvestment plans;

        . AGAINST changes in capital structure designed to be used in poison pill plans; and

        . ON A CASE-BY-CASE BASIS on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

   4. STOCK OPTION PLANS AND OTHER EXECUTIVE COMPENSATION ISSUES
      __________________________________________________________

   Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

        .   ON A CASE-BY-CASE BASIS regarding all stock option plans;

        . AGAINST restricted stock plans that do not involve any performance criteria;

        .   FOR employee stock purchase plans;

        .   ON A CASE-BY-CASE BASIS for stock appreciation rights plans;

        .   FOR deferred compensation plans;

        .   AGAINST proposals to approve executive loans to exercise options;

        .   AGAINST proposals to re-price underwater options;

        . ON A CASE-BY-CASE BASIS regarding shareholder proposals to eliminate or restrict severance agreements, and FOR proposals to submit severance agreements to shareholders for approval; and

        . AGAINST proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

   5. MERGERS AND OTHER SIGNIFICANT TRANSACTIONS
      __________________________________________

   Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions ON A CASE-BY-CASE BASIS.

   6. SOCIAL AND POLITICAL ISSUES
      ___________________________

   Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its Board of Directors.

   Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote ON A CASE-BY-CASE BASIS for most social and political issue proposals. Lazard will generally vote FOR the approval of anti-discrimination policies.

   E. VOTING NON-U.S. SECURITIES
      _________________________

   Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

F. CONFLICTS OF INTEREST
   _____________________

   1. OVERVIEW
      ________

   Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

   Potential conflicts of interest are inherent in Lazard's organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

  . Lazard Freres & Co. LLC ("LFNY"), Lazard's parent and a registered broker-dealer, or an investment banking affiliate has an investment banking or capital markets relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

  . Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

  . Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

  . A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

   2. GENERAL POLICY AND CONSEQUENCES OF VIOLATIONS
      _____________________________________________

   All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LFNY or any of their Managing Directors, officers, employees or affiliates.

   ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other Managing Directors, officers or employees of Lazard, LFNY or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between a Managing Director, officer or employee of LFNY and a Managing Director, officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard's client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business.

   Every Managing Director, officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if a Managing Director, officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If a Managing Director, officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

   3. MONITORING FOR CONFLICTS AND VOTING WHEN A MATERIAL CONFLICT EXISTS
      ___________________________________________________________________

   Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

       A. WHERE APPROVED GUIDELINE IS FOR OR AGAINST
          __________________________________________

   Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

   If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is "material" will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

   If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

       B. WHERE APPROVED GUIDELINE IS CASE-BY-CASE
          ________________________________________

   In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a

Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

   If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LFNY having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS's Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

       G. REVIEW OF POLICY
          ________________

   The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel or Chief Compliance Officer.

REVISED AS OF MAY 1,2005

                      LEGG MASON CAPITAL MANAGEMENT, INC.
                  LEGG MASON FUNDS MANAGEMENT, INC. & LMM LLC
                        PROXY PRINCIPLES AND PROCEDURES

OVERVIEW
________

Legg Mason Capital Management, Inc., Legg Mason Funds Management, Inc. and LMM, LLC (LMCM) have implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

PRINCIPLES
__________

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company's Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

PRESERVE AND EXPAND THE POWER OF SHAREHOLDERS IN AREAS OF CORPORATE GOVERNANCE
- Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMCM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

ALLOW RESPONSIBLE MANAGEMENT TEAMS TO RUN THE BUSINESS - LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMCM opposes proposals that limit management's ability to do this. LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMCM's proxy voting guidelines, which are attached as Schedule A, for more details.

PROCEDURES
__________

OVERSIGHT

LMCM's Chief Investment Officer (CIO) has full authority to determine LMCM's proxy voting principles and vote proxies on behalf of LMCM's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers. No less than annually, LMCM will review existing principles and procedures in light of LMCM's duties as well as applicable laws and regulations to determine if any changes are necessary.

LIMITATIONS

LMCM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMCM will vote all proxies it receives. However, LMCM may refrain from voting in certain circumstances. For instance, LMCM generally intends to refrain from voting a proxy if the company's shares are no longer held by LMCM's clients at the time of the meeting. Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

PROXY ADMINISTRATION

LMCM instructs each client custodian to forward proxy materials to LMCM's Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM. LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

   Compliance Review
   _________________

   A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM's clients. LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.

   1. IDENTIFYING POTENTIAL CONFLICTS. In identifying potential conflicts of interest the Compliance Officer will review the following issues:

       (a) Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

       (b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

       (c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

   2. ASSESSING MATERIALITY. A potential conflict will be deemed to be material if the Compliance Officer determines in the exercise of reasonable judgment that the conflict is likely to have an impact on the manner in which the subject shares are voted.

   If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

   If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:

       (a) The Compliance Officer will consult with representatives of LMCM's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

       (b) After the determination is made, the following procedures will apply:

             (i) If the final determination is that the potential conflict IS NOT MATERIAL, the proxy issue will be forwarded to the Proxy Officer for voting.

             (ii) If the final determination is that the potential conflict IS MATERIAL, LMCM will adhere to the following procedures:

              A. If LMCM's Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

              B. If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

   Proxy Officer Duties
   ____________________

   The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM's investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM's Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

   Proxy Administrator Duties
   __________________________

   The Proxy Administrator:

   1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

   2. Reconciles the number of shares indicated on the proxy ballot with LMCM's internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

   3. Will use best efforts to obtain missing proxies from custodians;

   4. Informs the Compliance Officer and Proxy Officer if the company's shares are no longer held by Firm clients as of the meeting date;

   5. Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;

   6. Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and

   7. Obtains evidence of receipt and maintains records of all proxies voted.

RECORD KEEPING

The following documents are maintained onsite for two years and in an easily accessible place for another three years:

   1. A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;

   2. A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission's EDGAR database);

   3. A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);

   4. A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.

   5. A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.

                                  SCHEDULE A
                            PROXY VOTING GUIDELINES

LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented. Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:

1)  Obligations of the Board of Directors

2)  Compensation of management and the Board of Directors

3)  Take-over protections

4)  Shareholders' rights

PROXY ISSUE                                                     LMCM GUIDELINE
-----------                                                     --------------
BOARD OF DIRECTORS

INDEPENDENCE OF BOARDS OF DIRECTORS: majority of unrelated       For
directors, independent of management

NOMINATING PROCESS: independent nominating committee             For
seeking qualified candidates, continually assessing directors and proposing new nominees

SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS: Boards must       For
be no larger than 15 members

CUMULATIVE VOTING FOR DIRECTORS                                  For

STAGGERED BOARDS                                                 Against

SEPARATION OF BOARD AND MANAGEMENT ROLES (CEO/                   Case-by-Case
CHAIRMAN)

COMPENSATION REVIEW PROCESS: compensation committee              For
comprised of outside, unrelated directors to ensure shareholder value while rewarding good performance

DIRECTOR LIABILITY & INDEMNIFICATION: support limitation of      For
liability and provide indemnification

AUDIT PROCESS                                                    For

BOARD COMMITTEE STRUCTURE: audit, compensation, and              For
nominating and/or governance committee consisting entirely
of independent directors

MONETARY ARRANGEMENTS FOR DIRECTORS: outside of normal           For
board activities amts should be approved by a board of
independent directors and reported in proxy

FIXED RETIREMENT POLICY FOR DIRECTORS                            Case-by-Case

OWNERSHIP REQUIREMENT: all Directors have direct and             For
material cash investment in common shares of Company

PROPOSALS ON BOARD STRUCTURE: (lead director, shareholder        For
advisory committees, requirement that candidates be
nominated by shareholders, attendance at meetings)

ANNUAL REVIEW OF BOARD/CEO BY BOARD                              For

PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT (INCLUDING              For
CEO)

VOTES FOR SPECIFIC DIRECTORS                                     Case-by-Case

- CONTINUED -

PROXY ISSUE                                             LMCM GUIDELINE
-----------                                             ----------------------------------------
MANAGEMENT AND DIRECTOR
  COMPENSATION

STOCK OPTION AND INCENTIVE COMPENSATION PLANS:          Case-by-Case

FORM OF VEHICLE: grants of stock options, stock         Case-by-Case
appreciation rights, phantom shares and restricted
stock

PRICE                                                   Against plans whose underlying
                                                        securities are to be issued at less than
                                                        100% of the current market value

RE-PRICING: plans that allow the Board of Directors to Against lower the exercise price of options already granted if the stock price falls or under-performs the market

EXPIRY: plan whose options have a life of more than     Case-by-Case
ten years

EXPIRY: "evergreen" stock option plans                  Against

DILUTION:                                               Case-by-Case - taking into account
                                                        value creation, commitment to
                                                        shareholder-friendly policies, etc.

VESTING: stock option plans that are 100% vested        Against
when granted

PERFORMANCE VESTING: link granting of options, or       For
vesting of options previously granted, to specific
performance targets

CONCENTRATION: authorization to allocate 20% or more    Against
of the available options to any one individual in any
one year

DIRECTOR ELIGIBILITY: stock option plans for directors Case-by-Case if terms and conditions are clearly defined and reasonable

CHANGE IN CONTROL: stock option plans with change in    Against
control provisions that allow option holders to receive
more for their options than shareholders would receive
for their shares

CHANGE IN CONTROL: change in control arrangements       Against
developed during a take-over fight specifically to
entrench or benefit management

CHANGE IN CONTROL: granting options or bonuses to       Against
outside directors in event of a change in control

BOARD DISCRETION: plans to give Board broad             Against
discretion in setting terms and conditions of programs

EMPLOYEE LOANS: Proposals authorizing loans to          Against
employees to pay for stock or options

DIRECTOR COMPENSATION: % of directors'                  For
compensation in form of common shares

GOLDEN PARACHUTES                                       Case-by-Case

EXPENSE STOCK OPTIONS                                   For

SEVERANCE PACKAGES: must receive shareholder            For
approval

LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED      Against
PLANS

RELOAD OPTIONS                                          Against

PLAN LIMITED TO A SMALL NUMBER OF SENIOR                Against
EMPLOYEES

EMPLOYEE STOCK PURCHASE PLANS                           Case-by-Case

- CONTINUED -

 PROXY ISSUE                                          LMCM GUIDELINE
 -----------                                          -------------------------
 TAKEOVER PROTECTIONS

 SHAREHOLDER RIGHTS PLANS: plans that go beyond       Against
 ensuring the equal treatment of shareholders in the event of a bid and allowing the corp. enough time to consider alternatives to a bid

 GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS         Case-by-Case
 AND OTHER PURCHASE TRANSACTIONS

 LOCK-UP ARRANGEMENTS: "hard" lock-up                 Against
 arrangements that serve to prevent competing bids in a takeover situation

 CROWN JEWEL DEFENSES                                 Against

 PAYMENT OF GREENMAIL                                 Against

 "CONTINUING DIRECTOR" OR "DEFERRED                   Against
 REDEMPTION" PROVISIONS: provisions that seek to limit the discretion of a future board to redeem the plan

 CHANGE CORPORATION'S DOMICILE: if reason for         Against
 re-incorporation is to take advantage of protective statutes (anti-takeover)

 POISON PILLS: receive shareholder ratification       For

 REDEMPTION/RATIFICATION OF POISON PILL               For

 SHAREHOLDERS' RIGHTS

 CONFIDENTIAL VOTING BY SHAREHOLDERS                  For

 DUAL-CLASS SHARE STRUCTURES                          Against

 LINKED PROPOSALS: with the objective of making       Against
 one element of a proposal more acceptable

 BLANK CHECK PREFERRED SHARES: authorization of,      Against
 or an increase in, blank check preferred shares

 SUPERMAJORITY APPROVAL OF BUSINESS                   Against
 TRANSACTIONS: management seeks to increase the number of votes required on an issue above two-thirds of the outstanding shares

 INCREASE IN AUTHORIZED SHARES: provided the          For
 amount requested is necessary for sound business reasons

 SHAREHOLDER PROPOSALS                                Case-by-Case

 STAKEHOLDER PROPOSALS                                Case-by-Case

 ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH        Against
 VOTING RIGHTS TO BE DETERMINED BY THE BOARD
 WITHOUT PRIOR SPECIFIC SHAREHOLDER APPROVAL

 "FAIR PRICE" PROVISIONS: Measures to limit ability   For
 to buy back shares from particular shareholder at higher-than-market prices

 PREEMPTIVE RIGHTS                                    For

 ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP      For
 REQUIRE PRIOR SHAREHOLDER APPROVAL (including
 "anti-takeover" measures)

 ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT          For

 ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS          For

 SOCIAL AND ENVIRONMENTAL ISSUES                      As recommended by Company
                                                      Management

 REIMBURSING PROXY SOLICITATION EXPENSES              Case-by-Case

[GRAPHIC OMITTED][GRAPHIC OMITTED]

                         LOOMIS SAYLES & COMPANY, L.P.

                              Proxy Voting Policy

                             and Procedure Manual

                                 JUNE 30, 2004

                       AMENDED MARCH 31 AND MAY 16, 2005



CONTENTS

1   GENERAL                                                                B-77

    Introduction                                                           B-77
    General Guidelines                                                     B-78
    Proxy Committee                                                        B-80
    Conflicts of Interest                                                  B-82
    Recordkeeping and Disclosure                                           B-82

2   PROPOSALS USUALLY VOTED FOR                                            B-83

    Director Nominees in Uncontested Elections                             B-83
    Chairman and CEO are the Same Person                                   B-83
    Shareholder Ability to Remove Directors                                B-83
    Annual Election of Directors                                           B-83
    Shareholder Ability to Alter the Size of the Board                     B-84
    Independent Audit, Compensation and Nominating Committees              B-84
    Ratifying Auditors                                                     B-84
    Cumulative Voting                                                      B-84
    Majority Voting                                                        B-84
    Fair Price Provisions                                                  B-84
    White Squire Placements                                                B-84
    Equal Access                                                           B-84
    Stock Distributions: Splits and Dividends                              B-85
    Blank Check Preferred Authorization                                    B-85
    Adjustments to Par Value of Common Stock                               B-85
    Share Repurchase Programs                                              B-85
    OBRA-Related Compensation Proposals                                    B-85
    Appraisal Rights                                                       B-86
    Changing Corporate Name                                                B-86
    Confidential Voting                                                    B-86
    Golden and Tin Parachutes                                              B-86

3   PROPOSALS USUALLY VOTED AGAINST                                        B-86

    Shareholder Ability to Remove Directors                                B-87
    Staggered Director Elections                                           B-87
    Stock Ownership Requirements                                           B-87
    Term of Office                                                         B-87
    Director and Officer Indemnification and Liability Protection          B-87
    Shareholder Ability to Call Special Meetings                           B-87
    Shareholder Ability to Act by Written Consent                          B-87
    Unequal Voting Rights                                                  B-88
    Supermajority Shareholder Vote Requirements                            B-88
    Charitable and Political Contributions                                 B-88
    Common Stock Authorization                                             B-88


4   PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE     B-88

    Compensation Plans                                                     B-88
    Stock Option Plans                                                     B-88
    Employee Stock Ownership Plans                                         B-89
    401(k) Employee Benefit Plans                                          B-89

5   PROPOSALS REQUIRING SPECIAL CONSIDERATION                              B-89

    Director Nominees in Contested Elections                               B-89
    Proxy Contest Defenses                                                 B-89
    Reimburse Proxy Solicitation Expenses                                  B-89
    Tender Offer Defenses                                                  B-89
    Poison Pills                                                           B-90
    Greenmail                                                              B-90
    Bundled Proposals                                                      B-90
    Shareholder Advisory Committees                                        B-90
    Preemptive Rights                                                      B-90
    Debt Restructurings                                                    B-90
    Shareholder Proposals to Limit Executive and Director Pay              B-91
    State Takeover Statutes                                                B-91
    Reincorporation Proposals                                              B-91
    Mergers and Acquisitions                                               B-91
    Corporate Restructuring                                                B-91
    Spin-offs                                                              B-91
    Asset Sales                                                            B-91
    Liquidations                                                           B-92
    Environment and Social issues                                          B-92
       Energy and Environment                                              B-92
       Northern Ireland                                                    B-92
       Military Business                                                   B-92
       Maquiladora Standards and International Operations Policies         B-92
       Third World Debt Crisis                                             B-92
       Equal Employment Opportunity and Discrimination                     B-92
       Animal Rights                                                       B-92
       Product Integrity and Marketing                                     B-92
       Human Resource Issues                                               B-92
    Election of Mutual Fund Trustees                                       B-93
    Mutual Fund Investment Advisory Agreement                              B-93
    Mutual Fund Fundamental Investment Restrictions                        B-93
    Mutual Fund Distribution Agreements                                    B-93

1. GENERAL

A.  Introduction.

    Loomis, Sayles & Company, L.P. ("Loomis Sayles") will vote proxies on behalf of a client if, in its investment management agreement ("IMA") with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf or where an IMA (under which Loomis Sayles has discretionary investment authority) is silent on which party has proxy-voting authority. Loomis Sayles has adopted and implemented these policies and procedures ("Proxy Voting Procedures") to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles' fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29,
    1994).

    Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles' Procedures and the Proxy Voting Service's own research.

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    Loomis Sayles will generally follow its express policy with input from the
    Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

B.  General Guidelines.

    The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

     1. Client's Best Interest. Loomis Sayles' Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients' interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer's securities during the expected holding period.

     2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

     3. Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy

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         voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

     4. Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client's best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

     5. Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the client's best interests.

     6. Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

     7. Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles's representatives.

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     8.  Disclosure to Third Parties. Loomis Sayles' general policy is not to disclose to third parties how it (or its voting delegate) voted a client's proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

C.  Proxy Committee.

     1. Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member's successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

     2.  Duties. The specific responsibilities of the Proxy Committee, include,

         a. to develop, authorize, implement and update these Proxy Voting Procedures, including

             (i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

             (ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

             (iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

         b.  to oversee the proxy voting process, including;

             (i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

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             (ii)  directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

             (iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

         c. to engage and oversee third-party vendors, including Proxy Voting Services; and

         d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

     3.  Standards.

         a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client's best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

         b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

     4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee's purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D.  Conflicts of Interest.

    Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps:
    (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E.  Recordkeeping and Disclosure.

    Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include:
    (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles' written response to any (written or oral) client request for such records.

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   Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

   Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

   2. PROPOSALS USUALLY VOTED FOR

   Proxies involving the issues set forth below generally will be voted FOR.

   Director Nominees in Uncontested Elections: A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee. B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no lead or presiding director or if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed.

   Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

   Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

   Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

    Shareholder Ability to Alter the Size of the Board:

    A. Vote for proposals that seek to fix the size of the board.

    B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

    Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

    Ratifying Auditors:

    A. Generally vote for proposals to ratify auditors.

    B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general if the ratio of non-audit fees to audit fees is less than 1:1or if non-audit fees are less than $500,000 we will generally vote for ratification. A recommendation of the Proxy Voting Service will generally be followed.

    Cumulative Voting: Vote for proposals to permit cumulative voting.

    Majority Voting: Vote for proposals to permit majority rather than plurality voting for the election of Directors/Trustees.

    Fair Price Provisions:

    A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

    B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

    White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

    Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order

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    to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

    Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

    Blank Check Preferred Authorization:

    A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

    B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

    C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

    Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

    Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

    OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

    A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

    B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.

    C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

    D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
    Section 162(m) should be evaluated on a case-by-case basis.

    Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

    Changing Corporate Name: Vote for changing the corporate name.

    Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

    Golden and Tin Parachutes:

    A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

    B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

    3. PROPOSALS USUALLY VOTED AGAINST

    Proxies involving the issues set forth below generally will be voted
    AGAINST.

                                     B-86

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    Shareholder Ability to Remove Directors:

    A. Vote against proposals that provide that directors may be removed only for cause.

    B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

    Staggered Director Elections: Vote against proposals to classify or stagger the board.

    Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

    Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

    Director and Officer Indemnification and Liability Protection:

    A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

    B. Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if
    (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
    (ii) only if the director's legal expenses would be covered.

    Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

    Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

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    Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

    Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

    Charitable and Political Contributions: Vote against shareholder proposals regarding charitable and political contributions.

    Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

    4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

    Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

    Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

    Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

    A. Vote against plans which expressly permit repricing of underwater options.

    B. Vote against proposals to make all stock options performance based.

    C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

    D. Vote for proposals that request expensing of stock options.

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

    Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

    401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

    5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

    The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

    Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

    Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

    Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

    Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

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    Poison Pills:

    A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

    B. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

    C. Review on a case-by-case basis management proposals to ratify a poison pill.

    Greenmail:

    A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

    B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

    Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

    Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

    Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

    Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy - Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

    Shareholder Proposals to Limit Executive and Director Pay:

    A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

    B. Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. Vote against proposals to link all executive or director variable compensation to performance goals.

    State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

    Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.

    Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

    Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

    Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

    Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

                                     B-91

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    Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

    Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or
    (iv) is otherwise appropriate for the issuer.

         Energy and Environment: Proposals that request companies to file the CERES Principles.

         Northern Ireland: Proposals pertaining to the MacBride Principles.

         Military Business: Proposals on defense issues.

         Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

         Third World Debt Crisis: Proposals dealing with third world debt.

         Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

         Animal Rights: Proposals that deal with animal rights.

         Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

         Human Resources Issues: Proposals regarding human resources issues.

                                     B-92

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    Election of Mutual Fund Trustees: Votes on mutual fund trustee nominees should be evaluated on a case-by-case basis using the director nominee discussion above as a guide. However, the number of funds for which a nominee will serve as a director may be considered.

    Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

    Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

    Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

                                     B-93

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                             LORD, ABBETT & CO LLC
                      SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of a potential conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if such a potential conflict of interest were to arise with any institutional client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases), and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS
_____________________

Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by-case basis.

Lord Abbett will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis.

INCENTIVE COMPENSATION PLANS
____________________________

Lord Abbett usually votes with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis.

Lord Abbett uses ISS for guidance on appropriate compensation ranges for various industries and company sizes. In large-cap companies, Lord Abbett would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Lord Abbett generally opposes cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

SHAREHOLDER RIGHTS
__________________

Cumulative Voting
___________________

We generally oppose cumulative voting proposals on the basis that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting
___________________

On balance, Lord Abbett believes shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting
____________________

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions.

TAKEOVER ISSUES
_______________

Votes on mergers and acquisitions must be considered on a case-by-case basis. It is Lord Abbett's policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

Among the more important issues that Lord Abbett supports, as long as they are not tied in with other measures that clearly entrench management, are:
Anti-greenmail provisions, Fair Price Amendments, Shareholder Rights Plans and "Chewable Pill" provisions.

SOCIAL ISSUES
_____________

It is Lord Abbett's general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings.

CLIENT VOTING INSTRUCTIONS
__________________________

A client may instruct Lord Abbett how to vote a particular proxy or how to vote all proxies for securities held in its Lord Abbett account. Lord Abbett will accept such voting instructions from a client.

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OBTAINING FURTHER INFORMATION
_____________________________

If a Lord Abbett institutional client would like a copy of Lord Abbett's complete proxy voting policies and procedures or information as to how Lord Abbett voted the securities in the client's account, the client should call
(201) 395-2467 and request such policies and procedures and/or such proxy voting information.

If a client of Lord Abbett's Separately Managed Accounts would like the complete policies and procedures or voting information, that client should contact their Program Sponsor and request their Program Sponsor to call Lord Abbett's Portfolio Specialist Group at (866) 772-3375 and request that information.

                                 Merrill Lynch
                      Summary of Proxy Voting Procedures


PROXY VOTING POLICIES AND PROCEDURES

   The Fund's Board of Directors has delegated to the Investment Adviser authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Fund and its stockholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Fund, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

   In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Proxy Committee"). The Proxy Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Proxy Committee will also include two non-voting representatives from the Investment Adviser's legal department appointed by the Investment Adviser's General Counsel. The Proxy Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Proxy Committee or participate in its decision making (except to the extent such person is asked by the Proxy Committee to present information to the Proxy Committee, on the same basis as other interested, knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Proxy Committee determines how to vote the proxies of all clients, including the Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Proxy Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Proxy Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Proxy Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

   The Proxy Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Proxy Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis -- such as approval of mergers and other significant corporate transactions -- akin to investment decisions, and are, therefore, not suitable for general guidelines. The Proxy Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Fund (similar to normal buy/sell investment decisions made by such portfolio manager). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Proxy Committee, in conjunction with the Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

   To assist the Investment Adviser in voting proxies, the Proxy Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the 1940 Act.

   The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Proxy Committee determines that the costs associated with voting generally outweigh the benefits. The Proxy Committee may at any time override these general policies if it determines that such action is in the best interests of the Fund.

   From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser, including investment companies for which the Investment Adviser provides investment advisory, administrative and/or other services (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Proxy Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Proxy Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Proxy Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Proxy Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

   In the event that the Proxy Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Proxy Committee may pass the voting power to a subcommittee appointed by the CIO (with advice from the Secretary of the Proxy Committee), consisting solely of Proxy Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio manager, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Proxy Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

   In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Proxy Committee determines that it is in the Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Proxy Committee member and may be amended or deleted upon the vote of a majority of Proxy Committee members present at a Proxy Committee meeting at which there is a quorum.

   The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

   . Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Proxy Committee believes that a company's Board of Directors (rather than stockholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Proxy Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of stockholders and oversee management of the corporation in a manner that will seek to maximize stockholder value over time. In individual cases, the Proxy Committee may look at a nominee's number of other directorships, history of representing stockholder interests as a director of other companies or other factors, to the extent the Proxy Committee deems relevant.

   . Proposals related to the selection of an issuer's independent auditors. As a general matter, the Proxy Committee believes that corporate auditors have a responsibility to represent the interests of stockholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Proxy Committee will generally defer to a corporation's choice of auditor, in individual cases, the Proxy Committee may look at an auditor's history of representing stockholder interests as auditor of other companies, to the extent the Proxy Committee deems relevant.

  . Proposals related to management compensation and employee benefits. As a general matter, the Proxy Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than stockholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

  . Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Proxy Committee will support requests that enhance the rights of common stockholders and oppose requests that appear to be unreasonably dilutive.

  . Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Proxy Committee opposes poison pill provisions.

  . Routine proposals related to requests regarding the formalities of corporate meetings.

  . Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Proxy Committee believes that a fund's Board of Directors (rather than its stockholders) is best-positioned to set fund policy and oversee management. However, the Proxy Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the 1940 Act envisions will be approved directly by stockholders.

  . Proposals related to limiting corporate conduct in some manner that relates to the stockholder's environmental or social concerns. The Proxy Committee generally believes that annual stockholder meetings are inappropriate forums for discussion of larger social issues, and opposes stockholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a stockholder evaluate an investment in the corporation as an economic matter. While the Proxy Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of stockholders, the Proxy Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

                   MFS PROXY VOTING POLICIES AND PROCEDURES

SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004 AND MARCH 15, 2005

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

These policies and procedures include:

A. Voting Guidelines

B. Administrative Procedures

C. Monitoring System

D. Records Retention

E. Reports

A. VOTING GUIDELINES

1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

2. MFS' POLICY ON SPECIFIC ISSUES

ELECTION OF DIRECTORS

MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill" (without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

CLASSIFIED BOARDS

MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

NON-SALARY COMPENSATION PROGRAMS

Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

EXPENSING OF STOCK OPTIONS

While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

EXECUTIVE COMPENSATION

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

EMPLOYEE STOCK PURCHASE PLANS

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

"GOLDEN PARACHUTES"

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

ANTI-TAKEOVER MEASURES

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

REINCORPORATION AND REORGANIZATION PROPOSALS

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

ISSUANCE OF STOCK

There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

REPURCHASE PROGRAMS

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

CONFIDENTIAL VOTING

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

CUMULATIVE VOTING

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

WRITTEN CONSENT AND SPECIAL MEETINGS

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

INDEPENDENT AUDITORS

MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

BEST PRACTICES STANDARDS

Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

FOREIGN ISSUERS - SHARE BLOCKING

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

SOCIAL ISSUES

There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

B. ADMINISTRATIVE PROCEDURES

1. MFS PROXY REVIEW GROUP

The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

    a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

    b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and
       (ii) votes not clearly governed by these guidelines; and

    c. Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

2. POTENTIAL CONFLICTS OF INTEREST

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
(i) MFS is considering overriding these policies and guidelines, or
(ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

    a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares,
       (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

    b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

    c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

    d. For all potential material conflicts of interest identified under clause
       (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

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3. GATHERING PROXIES

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings data feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

4. ANALYZING PROXIES

After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)/1/ are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group./2/

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. VOTING PROXIES

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C. MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

E. REPORTS

MFS FUNDS

Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

ALL MFS ADVISORY CLIENTS

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

/1/ Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following:
     (i) receiving financial statements or other reports from the board;
     (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs;
     (vi) election of directors in uncontested elections and (vii) appointment of auditors.

/2/ From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

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                                                         [GRAPHIC APPEARS HERE]

                                                             COMPLIANCE PROGRAM

                          MET INVESTORS SERIES TRUST

                     PROXY VOTING POLICIES AND PROCEDURES
                     ____________________________________

I. TRUST'S POLICY STATEMENT

   Met Investors Series Trust (the "Trust") is firmly committed to ensuring that proxies relating to the Trust's portfolio securities are voted in the best interests of the Trust's shareholders. The following procedures have been established to implement the Trust's proxy voting program.

II. TRUST'S PROXY VOTING PROGRAM

   Met Investors Advisory LLC (the "Manager") serves as the investment manager of the Trust's portfolios. The Manager is responsible for the selection and ongoing monitoring of investment sub-advisers (the "Advisers") who provide the day-to-day portfolio management for each portfolio. The Trust has delegated proxy voting responsibility to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Adviser. The primary focus of the Trust's proxy voting program, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser's proxy voting. These policies and procedures may be amended from time to time based on experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

III. MANAGER'S DUE DILIGENCE AND COMPLIANCE PROGRAM

   As part of its ongoing due diligence and compliance responsibilities, the Manager will seek to ensure that each Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. The Manager will review each Adviser's proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Adviser to manage a portfolio and on at least an annual basis thereafter.

   Met Investors Advisory, LLC ("MIA") serves as the sole investment adviser to the Asset Allocation Portfolios (each, a "Fund of Funds"), each of which invests in other portfolios of the Trust and/or portfolios of the Metropolitan Series Fund, Inc. (the "Underlying Portfolios"). MIA will vote proxies relating to share of an Underlying Portfolio held by a Fund of Funds in the same proportion as the vote of the other contract owners of the Underlying Portfolio with respect to a particular proposal.

IV. ADVISERS' PROXY VOTING POLICIES AND PROCEDURES

   Each Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

   A. Written Policies and Procedures: The Adviser must maintain written proxy
      _______________________________
   voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trust and the Manager upon request, copies of such policies and procedures.

   B. Fiduciary Duty: The Adviser's policies and procedures must be reasonably
      ______________
   designed to ensure that the Adviser votes client securities in the best interest of its clients.

   C. Conflicts of Interest: The Adviser's policies and procedures must include
      _____________________
   appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Adviser (including its affiliates) and its clients before voting client proxies.

   D. Voting Guidelines: The Adviser's policies and procedures must address
      _________________
   with reasonable specificity how the Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

   E. Monitoring Proxy Voting: The Adviser must have an established system
      _______________________
   and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

   F. Record Retention and Inspection: The Adviser must have an established
      _______________________________
   system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Adviser must provide to the Trust and the Manager such information and records with respect to proxies relating to the Trust's portfolio securities as required by law and as the Trust or the Manager may reasonably request.

V. DISCLOSURE OF TRUST'S PROXY VOTING POLICIES AND PROCEDURES AND VOTING RECORD

   The Manager on behalf of the Trust will take reasonable steps as necessary to seek to ensure that the Trust complies with all applicable laws and regulations relating to disclosure of the Trust's proxy voting policies and procedures and its proxy voting record. The Manager (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Advisers with respect to the Trust's portfolio securities are collected, processed and filed with the Securities and Exchange Commission and delivered to the Trust's shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

VI. REPORTS TO TRUST'S BOARD OF TRUSTEES.

   The Manager will periodically (but not less frequently than annually) report to the Board of Trustees with respect to the Trust's implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Advisers with respect to the Trust's portfolio securities and any other information requested by the Board of Trustees.

Adopted: November 19, 2003
Revised: December 31, 2005

                                                                     APPENDIX A

                     MORGAN STANLEY INVESTMENT MANAGEMENT
                      PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT
   ________________

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and
____________
procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following:
Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds) (collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in
_______________________
their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians,

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consultants, and other institutional investors. The services provided to MSIM
Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see
Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for Certain Non-US Companies - While the proxy voting process is
___________________________________________
well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES
    ___________________________________

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III. GUIDELINES
     __________

A. MANAGEMENT PROPOSALS

    1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

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

       .  Selection or ratification of auditors.

       .  Approval of financial statements, director and auditor reports.

       .  General updating/corrective amendments to the charter.

       . Proposals to limit Directors' liability and/or broaden indemnification of Directors.

       . Proposals requiring that a certain percentage (up to 66 2/3%) of the company's Board members be independent Directors.

       . Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       . Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

       .  Proposals to eliminate cumulative voting.

       .  Proposals to eliminate preemptive rights.

       . Proposals for confidential voting and independent tabulation of voting results.

       . Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

    2. Election of Directors, In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

             Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

         (i) A nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence.;

         (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

         (iii) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

    3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

       Capitalization changes
       ______________________

       . Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

       . Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

       . Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

       .  Proposals for share repurchase plans.

       . Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

       .  Proposals to effect stock splits.

       . Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

       Compensation
       ____________

        . Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

        . Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

        . Proposals for the establishment of employee stock option Plans and other employee ownership plans.

        . Proposals for the establishment of employee retirement and severance plans

       Anti-Takeover Matters
       _____________________

        . Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

        . Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

    4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).
       _______

        . Proposals to establish cumulative voting rights in the election of directors.

        . Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

        . Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

        .   Proposals to create "blank check" preferred stock.

        .   Proposals relating to changes in capitalization by 100% or more.

        . Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

        . Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

        .   Proposals to indemnify auditors.

    5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

       Corporate Transactions
       ______________________

        . Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.

        . Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

        . Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

        . Proposals relating to Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

            (i)   The stock option plan should be incentive based;

            (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

            (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

       Anti-Takeover Provisions
       ________________________

        .   Proposals requiring shareholder ratification of poison pills.

        . Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS

    1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

       . Proposals requiring auditors to attend the annual meeting of shareholders.

        . Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

        . Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.

        . Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

        .   Proposals requiring confidential voting.

        .   Proposals to reduce or eliminate supermajority voting requirements.

        . Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

        .   Proposals to require the company to expense stock options.

    2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

        .   Proposals that limit tenure of directors.

        .   Proposals to limit golden parachutes.

        . Proposals requiring directors to own large amounts of stock to be eligible for election.

        . Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

        .   Proposals that limit retirement benefits or executive compensation.

        . Proposals requiring shareholder approval for bylaw or charter amendments.

        .   Proposals requiring shareholder approval of executive compensation.

        .   Proposals requiring shareholder approval of golden parachutes.

        .   Proposals to eliminate certain anti-takeover related provisions.

        .   Proposals to prohibit payment of greenmail.

    3. The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

        . Proposals to declassify the Board of Directors (if management supports a classified board).

        . Proposals requiring a U.S. company to have a separate Chairman and CEO.

        . Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

        . Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

        Proposals that require inappropriate endorsements or corporate actions.

        . Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV. ADMINISTRATION OF PROXY POLICY AND PROCEDURES

A. PROXY REVIEW COMMITTEE

    1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

       (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

       (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

       (c)   The Committee will meet at least monthly to (among other matters):
             (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

       (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and
             (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

       (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chariman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

       (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

       (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

       1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

       2. A material conflict of interest could exist in the following situations, among others:

       (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

       (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

       (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed)

C. PROXY VOTING REPORTS

       (a) MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

       (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

1

NEUBERGER BERMAN, LLC
NEUBERGER BERMAN MANAGEMENT INC.
PROXY VOTING POLICIES AND PROCEDURES
Non-Socially Responsive Clients

I. Introduction and General Principles

A. Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, "NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.

B. NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C. NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

D. In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E. In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's policies and procedures.

F. There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (E.G., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

II. Responsibility and Oversight

A. NB has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

(1) developing, authorizing, implementing and updating NB's policies and procedures;
(2) overseeing the proxy voting process; and
(3) engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

B. Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

C. The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

D. In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III. Proxy Voting Guidelines

A. NB has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.

B. Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.

C. There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional ("NB Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.

IV. Proxy Voting Procedures

A. NB will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with NB's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B. At the recommendation of the Proxy Committee, NB has engaged ISS as its voting

3

delegate to:

(1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;
(2) vote and submit proxies in a timely manner;
(3) handle other administrative functions of proxy voting;
(4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;
(5) maintain records of votes cast; and
(6) provide recommendations with respect to proxy voting matters in general.

C. Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

D. Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

V. Conflicts of Interest

A. NB has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to NB as a result of business conducted by ISS. NB believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.

B. ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

C. In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the NB Investment

Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner.

The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other

4

matters in a form adopted by the Proxy Committee from time to time. In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

D. In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time. In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that such vote presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

E. Material conflicts cannot be resolved by simply abstaining from voting.

VI. Recordkeeping

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:

(1) a copy of these policies and procedures, which shall be made available to clients upon request;

5

(2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);
(3) a record of each vote cast (which ISS maintains on NB's behalf);
(4) a copy of each questionnaire completed by any NB Investment Professional under Section V above;
(5) any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
(6) each written client request for proxy voting records and NB's written response to any client request (written or oral) for such records. Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

VII. Disclosure

Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client's proxy. Effective June 2003

EXHIBIT A

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

..   An auditor has a financial interest in or association with the company, and is therefore not independent

..   Fees for non-audit services are excessive, or

..   There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

2

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

3

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASEBY- CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

..   It is intended for financing purposes with minimal or no dilution to current shareholders 4

..   It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

..   Historic trading patterns

..   Rationale for the repricing

..   Value-for-value exchange

..   Option vesting

..   Term of the option

..   Exercise price

..   Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

..   Purchase price is at least 85 percent of fair market value

..   Offering period is 27 months or less, and

..   Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

5

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

CONCISE GLOBAL PROXY VOTING GUIDELINES

FOLLOWING IS A CONCISE SUMMARY OF GENERAL POLICIES FOR VOTING GLOBAL PROXIES. IN ADDITION, ISS HAS COUNTRY- AND MARKET-SPECIFIC POLICIES, WHICH ARE NOT CAPTURED BELOW.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

..   there are concerns about the accounts presented or audit procedures used; or

..   the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

..   there are serious concerns about the accounts presented or the audit procedures used;

..   the auditors are being changed without explanation; or

..   nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

..   there are serious concerns about the statutory reports presented or the audit procedures used;

..   questions exist concerning any of the statutory auditors being appointed; or

..   the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

..   the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

..   the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

2

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

..   there are clear concerns about the past performance of the company or the board; or

..   the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

..   there are serious questions about actions of the board or management for the year in question; or

..   legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

3

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

..   the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

..   the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

4

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

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Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

..   clear evidence of past abuse of the authority is available; or

..   the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

..   the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

5

..   the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

EXHIBIT B

POLICIES, PROCEDURES AND PRACTICES REGARDING

POTENTIAL CONFLICTS OF INTEREST

Although ISS's proxy research covers more than 22,000 companies across 80 markets worldwide, it is rare that we encounter potential conflicts of interest that would preclude us from making a vote recommendation. By applying our voting policies consistently across proxy proposals and by issuing vote recommendations strictly according to policy, potential conflicts of interests are minimized.

Additionally, we believe that shareholders benefit when issuers use ISS products and services to craft proposals that are consistent with ISS's policies, but we are also aware of the potential conflicts of interest that exist between ISS's proxy advisory service, which provides proxy analyses and vote recommendations to institutional investors, and ISS's corporate services, which provides issuers with information on ISS voting policies.

To neutralize potential conflicts, ISS has adopted a number of policies and practices to guard against any possible conflicts of interest that could arise:

REGULATORY OVERSIGHT--ISS is a Registered Investment Advisor and is subject to the regulatory oversight of the Securities and Exchange Commission under the Investment Advisers Act of 1940.

Commission staff has performed audits of ISS, including ISS's policies and procedures with respect to potential conflicts.

BOARD POLICY--The ISS Board of Directors resolved that the development and application of ISS's

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proxy voting policies, including without limitation the establishment of voting standards and policies and the making of vote recommendations, is and shall remain solely the responsibility of ISS's management and employees who shall at all times act in accordance with the standards set forth in ISS's Code of Conduct.

OWNERSHIP--ISS will recuse itself from making a vote recommendation in rare cases when an ISS ownership party is the sponsor of a shareholder proposal. When possible, ISS will attempt to engage a qualified third party to perform the proxy analysis and issue an independent recommendation to ISS clients.

TRANSPARENCY OF VOTING POLICIES--ISS makes its proxy voting policies readily available to issuers and investors. The ISS PROXY VOTING MANUAL, which describes all of ISS's policies and the analytical framework for making vote decisions on every major issue, is available to subscribing institutions and corporations.

Page Two

Policies, Procedures and Practices Regarding

Potential Conflicts of Interest

FULL DISCLOSURE--Sunlight is the best disinfectant. Therefore, each ISS corporate advisory relationship with an issuer is disclosed to all ISS institutional subscribers who receive a relevant proxy analysis. ISS policy requires every ISS proxy analysis to carry a disclosure statement if any goods or services were sold to the issuer (or were purchased on its behalf by any of the company's agents) within the past 12 months. This legend is added to the research document via a software program just prior to the delivery of the document. As such, the existence of the advisory arrangements is not revealed to the research analysts as they prepare vote recommendations for the meeting. This process insures that the analyst's objectivity won't be compromised. Upon request of a client, ISS will provide all of the details concerning the specific goods and services sold to the issuer, including the price.

SEPARATE STAFFS/PHYSICAL SEPARATION--ISS maintains separate staffs for its corporate advisory and proxy analysis operations. The Domestic Research department prepares proxy analyses and vote recommendations. The Corporate Programs department analyzes draft proxies and provides issuers with insights regarding how investors may react to the proposal. These two departments are staffed and managed by different groups of individuals. To avoid accidental discovery of a corporate client, Corporate Programs uses segregated office equipment and information databases.

NO GUARANTEES--Issuers purchasing corporate advisory services or access to a web-based product sign an agreement that acknowledges that utilization of such services in no way guarantees a positive vote recommendation from ISS's Proxy Advisory Service. (In fact, approximately 25 percent of all issuers who use ISS's services subsequently submit proposals that receive a negative recommendation from ISS's Proxy Advisory Service, a sure indicator that there is no quid pro quo.)

BLACKOUT PERIOD--Corporate Programs staff will only work with issuers or their representatives when no "live" voting issue is pending. Inquiries from issuers or their advisers that are received while ISS is actively preparing a proxy analysis are routed to the Domestic Research department. This "blackout period" runs from immediately after definitive proxy materials are filed with the SEC through the date of the shareholders' meeting.

NO BACKROOM DEALS--ISS requires issuers to provide written documentation--signed by an executive level manager--before it will incorporate any previously undisclosed information or data into a proxy analysis. These executed documents are referenced or reproduced in the proxy analysis and are available to clients upon request. We manage all aspects of our business with the highest level of integrity and take extraordinary care to ensure that complete objectivity is maintained within our research and advisory operations.

Updated: April 2003

OppenheimerFunds, Inc.
498 Seventh Avenue
New York, New York 10018

       Oppenheimer Funds Portfolio Proxy Voting Policies and Procedures

                                August 1, 2003

   These Portfolio Proxy Voting Policies and Procedures set forth the proxy voting guidelines and procedures adopted by the boards of the Oppenheimer funds to be followed by the Oppenheimer funds in voting proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OppenheimerFunds, Inc. ("OFI") is the sub-advisor unless OFI has been directed to the contrary in writing by the fund's adviser.

A. Accounts for which OFI has Proxy Voting Responsibility

   Under the investment advisory agreement between OFI and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the fund ("portfolio proxies") is within OFI's responsibility to supervise the fund's investment program.

   In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund's advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

B. Objective

  . OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the funds.

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   When making proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI's position on routine issues and parameters for assessing non-routine issues.

   In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

C. Proxy Voting Agent

   OFI has retained Institutional Shareholder Services ("ISS") of Baltimore, Maryland as its proxy voting agent. ISS is a leading proxy research, voting and vote reporting service. OFI has directed the custodian bank for each fund advised or sub-advised by OFI to forward portfolio proxies to ISS.

   ISS apprises OFI electronically via postings to a password-protected website of pending shareholder meetings. ISS votes each fund's portfolio proxies per the Oppenheimer Funds Portfolio Proxy Voting Guidelines. As part of the electronic posting of upcoming shareholder meeting, ISS includes (i) the company's recommended vote for each proposal, (ii) the ISS recommended vote for each proposal, and (iii) any associated ISS research. A designated OFI paralegal is responsible for monitoring the ISS electronic postings, and for conveying the voting instructions of OFI's portfolio managers in those instances where the OFI policy is to vote a particular type of proposal on a case-by-case basis. Although OFI may consider the ISS research and analysis as part of its own review of a proxy proposal, OFI bears ultimate responsibility for how portfolio proxies are voted.

   ISS maintains records of portfolio proxy voting. ISS provides quarterly reports to OFI's Legal Department that include the information required by the SEC rules, including for each voting security owned by each fund:

  .   The name of the issuer of the portfolio security;

  .   The exchange ticker symbol of the portfolio security;

  .   The CUSIP number for the portfolio security;

  .   The shareholder meeting date;

  .   A brief identification of the matter voted on;

  .   Whether the matter was proposed by the issuer or by a security holder;

  .   Whether the fund cast its vote on the matter;

  . How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

  .   Whether the fund cast its vote for or against management.

   The ISS reports also include the ISS recommended vote on each proposal.

D. Proxy Voting Coordinator

   The Proxy Voting Coordinator, who reports to a senior attorney within OFI's Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI's investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals' recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

E. Conflicts of Interest

   OFI's primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund's shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company's management might harm the OFI affiliate's business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company's proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.

F. Proxy Voting Guidelines

The Portfolio Proxy Voting Guidelines adopted by the boards of the Oppenheimer funds are attached. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. The Oppenheimer Funds Portfolio Proxy Voting Guidelines address the issues OFI has most frequently encountered in the past several years.

              Oppenheimer Funds Portfolio Proxy Voting Guidelines

                                August 1, 2003

Summary

With reference to the Proxy Voting Guidelines set forth below, highlights of the Oppenheimer funds' current policies on routine and non-routine proxy proposals may be summarized as follows:

..   We vote with the recommendation of the company's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

..   In general, we oppose anti-takeover proposals and support elimination of anti-takeover proposals, absent unusual circumstances.

..   We support shareholder proposals to reduce a super-majority vote requirement.

..   We oppose management proposals to add a super-majority vote requirement.

..   We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class

..   We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

  .   We oppose re-pricing of stock options.

  . In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.

                               Oppenheimer Funds

                            Proxy Voting Guidelines

1.0  The Board of Directors

1.01 Voting on Director Nominees

Vote FOR each Director Nominee, except:

Vote against individual Director if he/she attended less than 75% of Board meetings; vote against employee-director who sits on audit, compensation or nominating committee; vote against entire board if company lacks either an audit, compensation or nominating committee; vote against entire Board if company has poor long-term performance (to be reviewed case-by-case).

Examples of poor long-term performance include: negative 5-year annualized shareholder return, or under-performance against the company's peer group and/or index for 5 consecutive years.

1.02 Elect Compensation Committee or Audit Committee

OPPOSE if Committee is not fully composed of Independent Directors.

An Independent Director is defined as a director that:

..   Has not been employed by the company or any affiliate in an executive capacity within the last five years.

..   Is not a member of a firm that is one of this company's paid advisors or consultants.

..   Is not employed by a significant customer or supplier of the company.

..   Does not have a personal services contract with the company.

..   Is not employed by a tax-exempt organization that receives significant contributions from the company.

..   Is not a relative of the management of the company ("relative" defined as a parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships.

..   Has not had any business relationship that would be required to be disclosed under Regulation S-K.

..   a director's fees must be the sole compensation an audit committee member receives from the company.1

1.03 Establish a Nominating Committee

Oppose if less than all Directors on the Nominating Committee are Independent Directors.

1.04 Limit Composition of Committee(s) to Independent Directors

Review on a case-by-case basis. Audit, Compensation and Nominating/Corporate Governance Committees shall be fully composed of Independent Directors; a majority of all other Committees shall be composed of Independent Directors.

1.05 Require that Directors' Fees be Paid in Stock

Vote WITH MANAGEMENT.

1.06 Approve Increase in Board Size

Consider on a CASE-BY-CASE basis, with consideration given to maintaining or improving ratio of Independent/Non-Independent Directors.

1.07 Approve Decrease in Board Size

SUPPORT if maintaining or improving ratio of Independent/Non-Independent Directors.

1.08 Classify Board of Directors

Vote AGAINST proposal to classify the board of directors.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

In addition, if more than 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

Discussion. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

1.09 Officers/Directors Liability and Indemnification

SUPPORT proposal if it conforms to state law.

1.10 Director Age Restrictions

OPPOSE proposal to impose or lower director age restrictions. We believe management is in the best position to assess whether if a Director is functioning effectively.

1.11 Establish Term Limits for Directors

Vote WITH MANAGEMENT.

1.12 Mandatory Retirement Age for Directors

OPPOSE provided there are term limits for Directors.

1.13 Separate CEO & Chairman Positions

Vote WITH MANAGEMENT. We believe the working relationship between a company and its board is an ordinary business matter to be determined by management in recommending whether to separate the CEO and Chairman positions.

1.14 Require Annual Election of Directors

Vote FOR. Also support a shareholder proposal that the Independent Directors meet regularly without management.

1.15 Require that a Majority of Directors be Independent

Vote FOR proposal that a majority of Directors be Independent.

Consider proposals that more than a majority of Directors be Independent on a CASE-BY-CASE basis.

1.16 Establish Director Stock Ownership Requirements

Vote WITH MANAGEMENT

2.0  Auditors

2.01 Ratify Selection of Auditors

Vote FOR proposal to ratify selection of auditors, unless the auditor has failed to qualify as independent under the Sarbanes-Oxley Act of 2002. For example, in an effort to reduce conflicts of interest in services performed by audit firms, the Sarbanes-Oxley Act of 2002 prohibits auditors from engaging in nine categories of non-audit services.

2.02 Approve Discharge of Auditors

Examine on a CASE-BY-CASE basis.

2.03 Audit Firm Rotation

Vote AGAINST shareholder proposal asking for audit firm rotation.

Section 203 of the Sarbanes-Oxley Act adequately addresses rotation, in the context of partner rotation. Section 203 specifies that the lead and concurring partner must be subject to rotation requirements after five years. The rules specify that the lead and concurring partner must rotate after five years and be subject to a five-year "time out" period after rotation. Additionally, certain other significant audit partners are subject to a seven-year rotation requirement with a two-year time out period.

OFI believes that requiring audit firm rotation, given the few choices remaining among top tier accounting firms, is unduly burdensome.

3.0  Proxy Contest Defenses

3.01 Eliminate Cumulative Voting

Vote FOR proposal to eliminate cumulative voting.

Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

3.02 Provide for Confidential Voting

OPPOSE.

If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0  Tender Offer Defenses

4.01 Management Proposal to adopt shareholders rights plan ("poison pill")

These plans are generally adopted to discourage "hostile" advances on a company. In one common type of plan, shareholders are issued rights to purchase shares at a bargain price if a raider acquires a certain percentage of the company's outstanding shares.

OFI will generally Oppose adopting "poison pill" plans unless the following factors are present: (1) sunset provision of three years; qualifying clause that permits shareholders to redeem the pill in the face of a bona fide tender offer; and record of giving shareholders an opportunity to consider prior tender offers; and (2) absence of other takeover defenses or provisions for independent director review of poison pill, with option to renew poison pill.

4.02 Submit Poison Pill to Shareholder Vote

Vote FOR.

4.03 Allow Board to use all outstanding capital authorizations in the event of public tender or share exchange offer

OPPOSE.

4.04 Super-Majority Vote Requirements

Vote FOR shareholder proposal to reduce super-majority vote requirement.

Vote AGAINST management proposal to require supermajority vote.

4.05 Anti-Greenmail Amendments

Greenmail proposals, submitted by both management and shareholders, are aimed at preventing a company from buying a large block of its own stock at an above-market price in order to prevent a takeover or proxy fight. OFI believes greenmail provides no economic benefit to anyone but the greenmailer.

Vote FOR proposals to adopt anti-greenmail amendments of the company's bylaws or articles of incorporation or that otherwise restrict a company's ability to make greenmail payments.

5.0  Corporate Governance

5.01 Establish Shareholder Advisory Committee

Vote WITH MANAGEMENT

5.02 Shareholders' Right to Call a Special Meeting

Vote FOR shareholder proposal to enable shareholders to call special meeting consistent with state statutes.

6.0  Capital Structure

6.01 Increase Authorized Common Stock

SUPPORT up to 100% of current authorization, in absence of specific need for additional authorization.

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6.02 Issue Tracking Stock

In these situations, a company creates a new class of stock that is tied to a specific segment of the company. The general assumption is that the company as a whole is undervalued. The rationale for the tracking stock is that it enables investors to more effectively analyze the designated segment of the company, leading to a higher overall value for the company.

OPPOSE if creation of tracking stock is bundled with adverse corporate governance changes.

6.03 Submit Preferred Stock Issuance to Vote

SUPPORT shareholder proposal to submit preferred stock issuance to shareholder vote.

6.04 Issue "Blank Check" Preferred Stock

OPPOSE issuance of "blank check" preferred stock, which could be used for the "poison pill" defense.

6.05 Increase Authorization of "Blank Check" Preferred Stock

OPPOSE unless: (i) class of stock has already been approved by shareholders and
(ii) the company has a record of issuing preferred stock for legitimate financing purposes.

6.06 Pledge of Assets for Debt (Generally, Foreign Issuers)

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300 percent.

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100 percent. Any increase beyond 100 percent will require further assessment, with a comparison of the company to its industry peers or country of origin.

7.0  Compensation

We review compensation proposals on a CASE-BY-CASE basis.

In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect (see section 7.04, below). While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

7.01 Employee Stock Purchase Plan

Vote FOR unless the offering period exceeds 12 months.

7.02 Cash Bonus Plan

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

7.03 Non-Employee Director Stock Plans

Vote in favor if the number of shares reserved is less than 3% of outstanding shares, and the exercise price is 100% of fair market value.

7.04 Executive Stock Based Plans

OFI generally votes FOR management proposals, unless we believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.2

7.05 Bonus for Retiring Director

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.

7.06 Proposal to Re-price Stock Options

OPPOSE.

7.07 Submit Severance Agreement to Shareholder Vote

Vote AGAINST shareholder proposal to submit severance agreements to shareholder vote.

7.08 Shareholder Proposal to Limit Executive Compensation

Vote WITH MANAGEMENT

7.09 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

Vote WITH MANAGEMENT

7.10 Treatment of Stock Option Awards: Require Expensing of Stock Options Awards

Until there is certainty on the required accounting treatment for expensing of stock options, consider shareholder proposals requiring that stock options be expensed on a CASE-BY-CASE basis. Factors we consider typically include the time period over which the options were granted, the methodology for valuing the options, and the impact on the company's balance sheet.

8.0  State of Incorporation

8.01 Proposal to Change the Company's State of Incorporation

Examine on a CASE-BY-CASE basis taking into account impact of state takeover statutes.

9.0  Mergers and Restructuring

9.01 Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis. Factors considered typically include: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

9.02 Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

9.03 Spin-offs

Votes on spin-offs should be considered on a case-by-case basis. Factors considered typically include: tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

9.04 Asset Sales

Votes on asset sales should be made on a case-by-case basis. Factors considered typically include: the impact on the balance sheet/working capital, value received for the asset, and potential elimination of non-economies of scale.

9.05 Liquidations

Votes on liquidations should be made on a case-by-case basis. Factors considered typically include: management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

9.06 Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

9.07 Changing Corporate Name

Vote WITH MANAGEMENT. We believe this to be an ordinary business matter to be determined by management.

9.08 Severance Agreements that are Operative in Event of Change of Control

Review case-by-case, with consideration given to ISS "transfer-of-wealth" analysis (see footnote to section 7.04, above).

--------
1   Per the proposed NYSE corporate governance standards for listed companies.

2 As part of its binomial formula, ISS considers long-term corporate performance (both absolute and relative to the industry), cash compensation, categorization of the company as emerging, growth or mature, and administrative features (such as whether the administering committee is permitted to re-price out-of-money options without shareholder approval). If ISS determines that the "transfer of shareholder wealth" (the dollar cost to shareholders of the executive compensation plan) would be excessive under its model, ISS will recommend a vote against the executive stock-based compensation plan.

                                      PIMCO
                      PROXY VOTING POLICY AND PROCEDURES(1)



         The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").(2) PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients.(3) These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations.(4)

         PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.(5)

         Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

         These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

         PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

         PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

         1. convening an ad-hoc committee to assess and resolve the conflict;(6)

         2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

         3. voting the proxy in accordance with the recommendation of an independent third-party service provider;

         4. suggesting that the client engage another party to determine how the proxies should be voted;

         5. delegating the vote to an independent third-party service provider; or

         6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.


Reporting Requirements and the Availability of Proxy Voting Records

         Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO Record Keeping

         PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client;
(4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

         Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight

         PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

         Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

         1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO's Compliance Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

         2. Conflicts of Interest. PIMCO's Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO's Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO's Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

         3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

         4. Review. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

         5. Transmittal to Third Parties. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

         6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

         In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

         Board of Directors

         1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

         2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

         3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

         4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

         5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

         6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

         Proxy Contests and Proxy Contest Defenses

         1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election:
(i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

         2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

         3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

         4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

         5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

         6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

         Tender Offer Defenses

         1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

         2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

         3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

         Capital Structure

         1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

         2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

         3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

         4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

         Executive and Director Compensation

         1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

         2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

         3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

         State of Incorporation

         State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

         Mergers and Restructurings

         1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price;
(iii) prospects of the combined companies; (iv) how the deal was negotiated; and
(v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

         2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

         Investment Company Proxies

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client;
(ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

         1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and
(iv) the fund's performance.

         2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

         3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

         4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

         5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

         6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

         7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

         8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

         9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

         10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

         11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

         12. Change in Fund's Subclassification. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

         Distressed and Defaulted Securities

1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

         Miscellaneous Provisions

         1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

         2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

         3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

         4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                 * * * * *



--------
(1)     Revised as of Feb 14, 2006.


(2) These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

(3) These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

(4) Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

(5) For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

(6) Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

                    PROXY VOTING POLICIES AND PROCEDURES OF
                      PIONEER INVESTMENT MANAGEMENT, INC.

OVERVIEW
________

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                            PROXY VOTING PROCEDURES

PROXY VOTING SERVICE
____________________

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

PROXY COORDINATOR
_________________

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is

                                     B-169

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responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS
______________

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

CONFLICTS OF INTEREST
_____________________

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

  . An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

  . An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

  . An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

  . A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

                                     B-170

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Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

SECURITIES LENDING
__________________

In conjunction with industry standards Proxies are not available to be voted
                                                   ___
when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

SHARE-BLOCKING
______________

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

RECORD KEEPING
______________

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

  . Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

  .   Retains a record of the vote cast;

  . Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

  . Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

  .   A record memorializing the basis for each referral vote cast;

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  .   A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

  . A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

DISCLOSURE
__________

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

PROXY VOTING OVERSIGHT GROUP
____________________________

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

AMENDMENTS
__________

Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

PROXY VOTING POLICIES
_____________________

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

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Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

ADMINISTRATIVE
______________

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

  .   Corporate name change.

  .   A change of corporate headquarters.

  .   Stock exchange listing.

  .   Establishment of time and place of annual meeting.

  .   Adjournment or postponement of annual meeting.

  .   Acceptance/approval of financial statements.

  . Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

  .   Approval of minutes and other formalities.

  .   Authorization of the transferring of reserves and allocation of income.

  .   Amendments to authorized signatories.

  .   Approval of accounting method changes or change in fiscal year-end.

  .   Acceptance of labor agreements.

  .   Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS
________

We normally vote for proposals to:

  . Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification

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      of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

  .   Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

  .   Seek bids from other auditors.

  . Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

  .   Indemnify auditors.

Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

  Pioneer will vote for:

  . Audit, compensation and nominating committees composed of independent directors exclusively.

  . Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

  . Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

  .   Election of an honorary director.

   We will vote against:

  .   Minimum stock ownership by directors.

  . Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

  .   Requirements for union or special interest representation on the board.

                                     B-174

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  .   Requirements to provide two candidates for each board seat.

   We will vote on a case-by case basis on these issues:

  . Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

In uncontested elections of directors we will vote against:

  . Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

  . Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

   We will also vote against:

  . Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

  . Directors who appear to lack independence or are associated with very poor corporate performance.

   We will vote on a case-by case basis on these issues:

  . Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead "directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

  .   Contested election of directors.

  . Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

  .   Mandatory retirement policies.

  . Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

                                     B-175

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TAKEOVER-RELATED MEASURES

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

   Pioneer will vote for:

  .   Cumulative voting.

  .   Increase ability for shareholders to call special meetings.

  .   Increase ability for shareholders to act by written consent.

  .   Restrictions on the ability to make greenmail payments.

  .   Submitting rights plans to shareholder vote.

  .   Rescinding shareholder rights plans ("poison pills").

  .   Opting out of the following state takeover statutes:

     . Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     . Control share cash-out provisions, which require large holders to acquire shares from other holders.

     . Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     . Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     . Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     .   Fair price provisions.

     .   Authorization of shareholder rights plans.

     .   Labor protection provisions.

     .   Mandatory classified boards.

   We will vote on a case-by-case basis on the following issues:

  . Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

                                     B-176

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  .   Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

  .   Proposals that allow shareholders to nominate directors.

   We will vote against:

  .   Classified boards, except in the case of closed-end mutual funds.

  . Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

  .   Classes of shares with unequal voting rights.

  .   Supermajority vote requirements.

  . Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

  . Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

  .   Extension of advance notice requirements for shareholder proposals.

  . Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

  . Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

CAPITAL STRUCTURE

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

   Pioneer will vote for:

  .   Changes in par value.

  .   Reverse splits, if accompanied by a reduction in number of shares.

  . Share repurchase programs, if all shareholders may participate on equal terms.

  .   Bond issuance.

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  .   Increases in "ordinary" preferred stock.

  . Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

  .   Cancellation of company treasury shares.

   We will vote on a case-by-case basis on the following issues:

  . Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

  . Increase in authorized common stock. We will make a determination considering, among other factors:

     .   Number of shares currently available for issuance;

     . Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     .   Proposed use of the additional shares; and

     . Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

  . Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

  .   Proposals to submit private placements to shareholder vote.

  .   Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

   Pioneer will vote for:

  .   401(k) benefit plans.

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  .   Employee stock ownership plans (ESOPs), as long as shares allocated to
      ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

  . Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     .   Amendments to performance plans to conform with OBRA;

     .   Caps on annual grants or amendments of administrative features;

     .   Adding performance goals; and

     .   Cash or cash-and-stock bonus plans.

  . Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

  .   Require that option repricings be submitted to shareholders.

  .   Require the expensing of stock-option awards.

  . Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

  . Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

   We will vote on a case-by-case basis on the following issues:

  . Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

     . The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                 DILUTION = (A + B + C) / (A + B + C + D), WHERE
                 A = SHARES RESERVED FOR PLAN/AMENDMENT,
                 B = SHARES AVAILABLE UNDER CONTINUING PLANS,
                 C = SHARES GRANTED BUT UNEXERCISED AND
                 D = SHARES OUTSTANDING.

     .   The plan must not:

        . Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

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        .   Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     . We are generally in favor of proposals that increase participation beyond executives.

  .   All other employee stock purchase plans.

  . All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

  . All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

   We will vote against:

  . Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

  .   Elimination of stock option plans.

   We will vote on a case-by case basis on these issues:

  .   Limits on executive and director pay.

  .   Stock in lieu of cash compensation for directors.

Corporate Governance

   Pioneer will vote for:

  .   Confidential Voting.

  . Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

  . Proposals requiring directors to disclose their ownership of shares in the company.

   We will vote on a case-by-case basis on the following issues:

  . Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

  .   Bundled proposals. We will evaluate the overall impact of the proposal.

                                     B-180

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  .   Adopting or amending the charter, bylaws or articles of association.

  . Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

   We will vote against:

  . Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

  .   Limitations on stock ownership or voting rights.

  .   Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS
__________________________

   Pioneer will vote on the following and similar issues on a case-by-case basis:

  .   Mergers and acquisitions.

  . Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

  .   Debt restructurings.

  .   Conversion of securities.

  .   Issuance of shares to facilitate a merger.

  .   Private placements, warrants, convertible debentures.

  . Proposals requiring management to inform shareholders of merger opportunities.

   We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS
____________

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

   Pioneer will vote for:

  .   Establishment of new classes or series of shares.

  .   Establishment of a master-feeder structure.

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   Pioneer will vote on a case-by-case on:

  . Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

  .   Approval of new or amended advisory contracts.

  .   Changes from closed-end to open-end format.

  .   Authorization for, or increase in, preferred shares.

  .   Disposition of assets, termination, liquidation, or mergers.

  . Classified boards of closed-end mutual funds, but will typically support such proposals.

SOCIAL ISSUES
_____________

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

  .   Conduct studies regarding certain issues of public concern and interest;

  . Study the feasibility of the company taking certain actions with regard to such issues; or

  . Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

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                                                                January 3, 2005

                              PUTNAM INVESTMENTS

                            Proxy Voting Procedures
                            _______________________

INTRODUCTION AND SUMMARY
________________________

Many of Putnam's investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam's view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors' interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth Putnam's policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include sub-advised US mutual funds and smaller separate accounts managed under 'wrap fee' programs by Putnam Investment Management, L.L.C. In addition, this memorandum sets forth Putnam's procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam's investment professionals for advice.

PROXY COMMITTEE
_______________

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

2   considers special proxy issues as they may from time to time arise.

PROXY VOTING ADMINISTRATION
___________________________

The Putnam Legal and Compliance Department administers Putnam's proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:

     1. annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.

     2. coordinates the Proxy Committee's review of any new or unusual proxy issues.

     3. manages the process of referring issues to portfolio managers for voting instructions.

     4. oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

     5. coordinates responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

     6. maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

     7.  prepares and distributes reports required by Putnam clients.

PROXY VOTING GUIDELINES
_______________________

Putnam maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.

2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor ("DOL") Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam's regular proxy voting guidelines. However, when in Putnam's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

PROXY VOTING REFERRALS
______________________

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting Recommendation Form. (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam's Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

CONFLICTS OF INTEREST
_____________________

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

     1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam's marketing businesses.

     2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

     3. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

     4. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (I.E., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and Compliance Department prior to voting. In addition, for referrals involving Putnam mutual funds the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C) and deliver it to Putnam Fund Administration.

     5. Putnam's Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

RECORDKEEPING
_____________

The Legal and Compliance Department will retain copies of the following books and records:

     1. A copy of Proxy Procedures and Guidelines as are from time to time in effect;

     2. A copy of each proxy statement received with respect to securities in client accounts;

     3.  Records of each vote cast for each client;

     4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

     5. Written reports to clients on proxy voting and of all client requests for information and Putnam's response.

All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

                                                  Exhibit A to Proxy Procedures
                                                  _____________________________

                  PUTNAM INVESTMENTS PROXY VOTING GUIDELINES

The proxy voting guidelines below summarize Putnam's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements.
Part III addresses unique considerations pertaining to non US issuers.

I. BOARD-APPROVED PROPOSALS

Proxies will be voted FOR board-approved proposals, except as follows:
                      ___

    A. MATTERS RELATING TO THE BOARD OF DIRECTORS
       __________________________________________

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted FOR the
                                                             ___
election of the company's nominees for directors and FOR board-approved
                                                     ___
proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

  .   Putnam will WITHHOLD VOTES for the entire board of directors if
                  ______________

  .   The board does not have a majority of independent directors,

  . The board does not have nominating, audit and compensation committees composed solely of independent directors,

  . The board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company at its previous two annual meetings, or

  . The board adopted or renewed a shareholder rights plan (commonly referred to as a "poison pill") without shareholder approval during the current or prior calendar year.

Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an independent director is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. Putnam believes that the receipt of compensation for services other than service as a director raises significant independence issues.

If a board does not meet these independence standards, Putnam may refer board proposed items which would normally be supported for CASE-BY-CASE BASIS review.
                                                     __________________

  .   Putnam will WITHHOLD VOTES for any nominee for director who is considered
                  ______________
      an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

  .   Putnam will WITHHOLD VOTES for any nominee for director who attends less
                  ______________
      than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

  .   Putnam will WITHHOLD VOTES for the entire board of directors if the board
                  ______________
      has more than 19 members or fewer than five members, absent special
                    __                       ____
      circumstances.

  .   Putnam will vote on a CASE-BY-CASE BASIS in contested elections of
                            __________________
      directors.

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards.

        .   Putnam will WITHHOLD VOTES for any nominee for director of a public
                        ______________
            company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate"), or

        .   Putnam will WITHHOLD VOTES for any nominee for director who serves
                        ______________
            on more than five (5) unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

  .   Putnam will vote AGAINST proposals to classify a board, absent special
                       _______
      circumstances indicating that shareholder interests would be better served by this structure.

       B. EXECUTIVE COMPENSATION
          ______________________

Putnam will vote on a CASE-BY-CASE BASIS on board-approved proposals relating
                      __________________
to executive compensation, except as follows:

  . Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote FOR stock option and restricted
                                           ___
      stock plans that will result in an average annual dilution of 1.67% or
                                                 ______
      less (based on the disclosed term of the plan and including all equity-based plans).

  .   Putnam will vote AGAINST stock option and restricted stock plans that
                       _______
      will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans).

  .   Putnam will vote AGAINST any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

  .   Putnam will vote AGAINST stock option plans that permit replacing or
                       _______
      repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

  .   Putnam will vote AGAINST stock option plans that permit issuance of
                       _______
      options with an exercise price below the stock's current market price.

  . Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote FOR employee stock purchase plans that
                                     ___
      have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

         C.  CAPITALIZATION
             ______________

Putnam will vote on a CASE-BY-CASE BASIS on board-approved proposals involving
                      __________________
changes to a company's capitalization.

  .   Putnam will vote FOR proposals relating to the authorization of
                       ___
      additional common stock (except where such proposals relate to a specific transaction).

  .   Putnam will vote FOR proposals to affect stock splits (excluding reverse
                       ___
      stock splits.)

  .   Putnam will vote FOR proposals authorizing share repurchase programs.
                       ___

       D. ACQUISITIONS, MERGERS, REINCORPORATIONS, REORGANIZATIONS AND OTHER
          __________________________________________________________________
          TRANSACTIONS
          ____________

Putnam will vote on a CASE-BY-CASE BASIS on business transactions such as
                      __________________
acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

  .   Putnam will vote FOR mergers and reorganizations involving business
                       ___
      combinations designed solely to reincorporate a company in Delaware.

       E. ANTI-TAKEOVER MEASURES
          ______________________

Putnam will vote AGAINST board-approved proposals to adopt anti-takeover
                 _______
measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

  .   Putnam will vote on a CASE-BY-CASE BASIS on proposals to ratify or
                            __________________
      approve shareholder rights plans; and

  .   Putnam will vote on a CASE-BY-CASE BASIS on proposals to adopt fair price
                            __________________
      provisions.

       F. OTHER BUSINESS MATTERS
          ______________________

Putnam will vote FOR board-approved proposals approving routine business
                 ___
matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

  .   Putnam will vote on a CASE-BY-CASE BASIS on proposals to amend a
                            __________________
      company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

  .   Putnam will vote AGAINST authorization to transact other unidentified,
                       _______
      substantive business at the meeting.

II. SHAREHOLDER PROPOSALS

Putnam will vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD
                 ____________________________________________________________
OF DIRECTORS
____________
on all shareholder proposals, except as follows:

  .   Putnam will vote FOR shareholder proposals to declassify a board, absent
                       ___
      special circumstances which would indicate that shareholder interests are better served by a classified board structure.

  .   Putnam will vote FOR shareholder proposals to require shareholder
                       ___
      approval of shareholder rights plans.

  .   Putnam will vote FOR shareholder proposals that are consistent with
                       ___
      Putnam's proxy voting guidelines for board-approved proposals.

III. VOTING SHARES OF NON-US ISSUERS

Putnam recognizes that the laws governing non US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers IN
                                                                   __
ACCORDANCE WITH THE FOREGOING GUIDELINES WHERE APPLICABLE, except as follows:
_________________________________________________________

  .   Putnam will vote FOR shareholder proposals calling for a majority of the
                       ___
      directors to be independent of management.

  .   Putnam will vote FOR shareholder proposals seeking to increase the
  .                    ___
  .   independence of board nominating, audit and compensation committees.

  .   Putnam will vote FOR shareholder proposals that implement corporate
  .                    ___
  . governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

  .   Putnam will vote on CASE-BY-CASE BASIS on proposals relating to (1) the
  .                       __________________
  . issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Many non-US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

       (1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

       (2) Share re-registration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

       (3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

Putnam's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

Uncontested Election of Directors
_________________________________

   JAPAN

   A. MATTERS RELATING TO THE BOARD OF DIRECTORS
      __________________________________________

For companies that have established a U.S.-style corporate structure, Putnam will WITHHOLD VOTES for the entire board of directors if:
     ______________

  .   the board does not have a majority of outside directors,

  . the board has not established nominating and compensation committees composed of a majority of outside directors, or

  . the board has not established an audit committee composed of a majority of independent directors.

Putnam will WITHHOLD VOTES for the appointment of members of a company's board
            ______________
of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:
___________

BOARD STRUCTURE: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). Putnam will vote for proposals to amend a company's articles of incorporation to adopt the U.S.-style corporate structure.

DEFINITION OF OUTSIDE DIRECTOR AND INDEPENDENT DIRECTOR: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is "independent" if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

       B. ARTICLE AMENDMENTS
          __________________

  .   Putnam will vote FOR article amendments seeking to adopt U.S.-Style
                       ___
      "Board with Committees" Structure. However, the independence of the outside directors is critical to effective corporate governance under this new system. Putnam will, therefore, scrutinize the backgrounds of the outside director nominees at such companies, and will vote AGAINST
                                                                     _______
      the amendment where Putnam believes the board lacks the necessary level of independence from the company or a substantial shareholder.

  .   Putnam will vote AGAINST amendments to lower the quorum requirement,
                       _______
      unless Putnam believes it will not lead the company to slight its independent shareholders. However, where the company takes concrete steps to improve shareholder participation - such as releasing proxy materials early, holding the AGM on a day other than the peak date, and accepting proxy votes over the Internet - or where the company proposes to safeguard shareholder interests by appointing independent directors, Putnam will vote FOR
                                                                      ___
      lowering the quorum requirement.

  .   Putnam will vote FOR amendments to reduce director's term in office
                       ___
      because Putnam supports annual elections for directors.

  .   Putnam will vote FOR amendments to extend internal auditors' term in
                       ___
      office: Companies that choose to maintain the existing statutory auditor system must amend their articles to extend the internal auditors' term in office from three years to four years. This is one of several moves to strengthen the functioning of the board of internal auditors included in a recent amendment to the Commercial Code.

  .   Putnam will vote FOR requests to expand the board, unless the expansion
                       ___
      is clearly disproportionate to the growth in the scale of the business.

  .   Putnam will vote FOR amendments to introduce independent auditor
                       ___
      provisions. Japanese law requires companies over a certain asset size to appoint an internal auditor board with at least three members, a majority of whom must be designated as independent. All major companies have already done this, but companies reaching the size threshold for the first time will need to amend their articles for this purpose.

  .   Putnam will vote FOR amendments to expand business lines. However, Putnam
                       ___
      will vote against where a company in financial difficulty proposed expansion into a risky field unrelated to its core business.

  .   Putnam will vote FOR amendments that seek to clarify director
                       ___
      authorities. This refers to the clarification of succession among board members in the event of death or incapacitation of a board member, usually the chairman or president; or to a clarification regarding which director shall convene and preside over board or shareholder meetings.

  .   Putnam will vote FOR amendments seeking to cancel year-end book closure.
                       ___
      As Japan moves to an electronic share trading and settlement environment (JASDEC), the need to close share registers for up to a month at a time around record dates to clarify ownership is no longer necessary, as shares can be re-registered electronically in a matter of minutes.

  .   Putnam will vote FOR amendments seeking to introduce JASDEC provisions.
                       ___
      This allows the company to participate in Japan's automated trading and settlement system, shortening settlement times significantly. Newly-listed companies will frequently propose to introduce these provisions to their articles.

  . AUTHORIZING SHARE REPURCHASES AT BOARD'S DISCRETION: If there is any danger that a share repurchase program would lead to a creeping takeover, create concerns about liquidity and marketability for remaining shareholders, or the company generates insufficient cash flow, Putnam will vote AGAINST granting the board the authority to repurchase
                _______
      shares at its discretion. If none of those concerns apply, Putnam will vote for the article amendment granting the authority to the board (unless it's bundled with another amendment Putnam opposes).

       C. COMPENSATION RELATED MATTERS
          ____________________________

  .   Putnam will vote AGAINST option plans which allow the grant of options to
                       _______
       suppliers, customers, and other outsiders with little-to-no ability to impact the share price of the granting company.

  .   Putnam will vote AGAINST stock option grants to independent internal
                       _______
      statutory auditors. The granting of stock options to internal auditors, at the discretion of the directors, can compromise the independence of the auditors and provide incentives to ignore accounting problems, which could affect the stock price over the long term.

  . RETIREMENT BONUSES FOR DIRECTORS AND AUDITORS: When one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company for at least three years, Putnam will vote AGAINST payment, particularly as the size of these payments are at
           _______
      the discretion of the board. Putnam will also vote AGAINST payment of
                                                         _______
      retirement bonuses to any statutory auditors who have been designated by the company as independent, regardless of the length of time they have served. Retirement bonus proposals are all-or-nothing, meaning that split votes against individual payments cannot be made. If any one individual does not meet Putnam's criteria, Putnam will vote AGAINST the entire item.
                                                        _______

       D. OTHER BUSINESS MATTERS
          ______________________

  .   MERGERS: Putnam votes FOR mergers by absorptions of wholly-owned
                            ___
      subsidiaries by their parent companies. These deals do not require the issuance of shares, and do not result in any dilution or new obligations for shareholders of the parent company. These transactions are routine.

  . SALE OF COMPANY ASSETS/ACQUISITION OF ASSETS OF ANOTHER COMPANY: Putnam will vote FOR the acquisition if it is between parent and wholly-owned
                ___
      subsidiary.

  .   FORMATION OF A HOLDING COMPANY: Putnam will vote FOR the formation of a
                                                       ___
      holding company, if routine. Holding companies, banned during the U.S. occupation of Japan after World War II, are once again legal in Japan, and a number of companies, large and small, have sought approval to adopt a holding company structure. Most of the proposals are intended to help clarify operational authority for the different business areas in which the company is engaged, and promote effective allocation of corporate resources. As most of the reorganization proposals do not entail any share issuances or any change in shareholders' ultimate ownership interest in the operating units, Putnam will treat most such proposals as routine.

      KOREA

Putnam will WITHHOLD VOTES for the entire board of directors if
            ______________

  .   the board does not have a majority of outside directors,

  . the board has not established a nominating committee composed of at least a majority of outside directors, or

  . the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an "outside director" is
__________
a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, Putnam will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company's largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

       UNITED KINGDOM

Putnam will WITHHOLD VOTES for the entire board of directors if:
            ______________

  . the board does not have at least a majority of independent non-executive directors,

  . the board has not established nomination committees composed of a majority of independent non-executive directors, or

  . the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

Putnam will WITHHOLD VOTES for any nominee for director who is considered an
            ______________
independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:
__________

APPLICATION OF GUIDELINES: Although the UK's Combined Code on Corporate Governance ("Combined Code") has adopted the "comply and explain" approach to corporate governance, Putnam believes that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in UK companies. As a result, these guidelines will be applied in a prescriptive manner.

DEFINITION OF INDEPENDENCE: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that Putnam does not view service on the board for more than nine years as affecting a director's independence.

SMALLER COMPANIES: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

   CANADA

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, Putnam will vote on matters relating to the board of directors of Canadian issuers IN ACCORDANCE WITH THE GUIDELINES APPLICABLE
                              ____________________________________________
TO U.S. ISSUERS.
________________

Commentary: Like the UK's Combined Code, the proposed policies on corporate
__________
governance issued by Canadian securities regulators embody the "comply and explain" approach to corporate governance. Because Putnam believes that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

   HONG KONG

Proposal: Request for authority to issue shares without preemptive rights up to
________
20 percent of current outstanding share capital. These annual requests are made because the company's authority to issue shares generally expires with the convening of the shareholder meeting.

Putnam will vote AGAINST the issuance of shares without preemptive rights
                 _______
unless the company provides specific language and terms that there will be
(1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. (This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.)

This policy supplements policies regarding share issuances as stated above under section III. VOTING SHARES OF NON US ISSUERS.

                                                  Exhibit B to Proxy Procedures
                                                  _____________________________

PROXY VOTE REFERRAL REQUEST: COMPANY XYZ, VOTE DUE X/X/XX

                             Proxy Recommendation

Company Name: XYZ INC.

From:Victoria Card ext. 1-1168

Please describe any contacts with any person you may have had, apart from the Investment Division, Putnam's Proxy Administration staff, or proxy soliciting
firms regarding the proxy:      . NO RESPONSE WILL INDICATE THAT THERE HAVE
                          ______
BEEN NONE.

Meeting Date:

VOTE RECOMMENDATION DUE DATE:

..   Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced
                    _______________________
    below.

..   Please provide vote rationale when you believe additional information is
                   ______________
    necessary to explain your vote.

    Examples: "Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"

Referral items:
_______________

1. [Description of item]
Rationale:
          ________

Proxy Service Analysis:

                                                  Exhibit C to Proxy Procedures
                                                  _____________________________

                              PUTNAM INVESTMENTS
                             PROXY VOTING CONFLICT
                          OF INTEREST DISCLOSURE FORM

1. COMPANY NAME:
                ______________________________________________

2. DATE OF MEETING:
                   ___________________________________________

3. REFERRAL ITEM(S):
                    __________________________________________

4. DESCRIPTION OF PUTNAM'S BUSINESS RELATIONSHIP WITH ISSUER OF PROXY WHICH MAY GIVE RISE TO A CONFLICT OF INTEREST: _______________________________________
   ___________________________________________________________________________

5. Describe procedures used to address any conflict of interest: Investment
                                                                 __________
   professional who was solicited to provide a recommendation was advised that
   ___________________________________________________________________________
   the recommendation must be provided without regard to any client or other
   _________________________________________________________________________
   business relationship between Putnam and the company. In addition, Putnam
   _________________________________________________________________________
   has made arrangements that, unless authorized by Putnam's Legal and
   ___________________________________________________________________
   Compliance Department, contacts from outside parties, except for
   ________________________________________________________________
   representatives of the issuing company, with respect to referral items will
   ___________________________________________________________________________
   be handled by Putnam's Legal and Compliance Department to prevent any
   _____________________________________________________________________
   influence on the investment process. In the case of contact between Putnam
   __________________________________________________________________________
   investment professionals and representatives of issuing companies, any such
   ___________________________________________________________________________
   contact will be documented and included in the proxy voting files.
   __________________________________________________________________

6. DESCRIBE ANY CONTACTS FROM PARTIES OUTSIDE PUTNAM MANAGEMENT (OTHER THAN ROUTINE COMMUNICATIONS FROM PROXY SOLICITORS) WITH RESPECT TO THE REFERRAL ITEM NOT OTHERWISE REPORTED IN AN INVESTMENT PROFESSIONAL'S RECOMMENDATION:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CERTIFICATION

The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.


-------------------------
Name: Victoria R. Card
Title: Assistant Vice President, Manager, Proxy Voting

                          RCM PROXY VOTING GUIDELINES
                                AND PROCEDURES

                                 JANUARY 2004

                               TABLE OF CONTENTS
                               _________________



POLICY STATEMENT AND VOTING PROCEDURE           PAGE B-204

RESOLVING CONFLICTS OF INTEREST                 PAGE B-205

COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES  PAGE B-205

PROXY VOTING GUIDELINES                         PAGE B-206

ORDINARY BUSINESS MATTERS                       PAGE B-206

AUDITORS                                        PAGE B-206

BOARD OF DIRECTORS                              PAGE B-207

EXECUTIVE AND DIRECTOR COMPENSATION             PAGE B-209

CAPITAL STRUCTURE                               PAGE B-211

MERGERS AND CORPORATE RESTRUCTURING             PAGE B-212

ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES PAGE B-213

SOCIAL AND ENVIRONMENTAL ISSUES                 PAGE B-215

                               POLICY STATEMENT

RCM exercises our proxy voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by RCM on behalf of its clients are not biased by other clients of RCM. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

A Proxy Committee, including investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

                               VOTING PROCEDURE

The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee consisting of Analysts, Portfolio Managers, the Proxy Specialist, Client Services personnel and Legal Counsel. The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by ISS, and other relevant material, and makes a vote decision in accordance with RCM Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.

RCM retains a third-party proxy voting service, Institutional Shareholder Services, Inc. (ISS), to assist us in processing proxy votes in accordance with RCM's vote decisions. ISS is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by RCM to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. RCM keeps proxy materials used in the vote process on site for at least one year.

                        RESOLVING CONFLICTS OF INTEREST

RCM may have conflicts that can affect how it votes its clients' proxies. For example, RCM may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

                COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES

RCM shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients' accounts.

In addition, RCM may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on RCM's ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

                            PROXY VOTING GUIDELINES

                               ORDINARY BUSINESS
                               _________________

ORDINARY BUSINESS MATTERS: CASE-BY-CASE

RCM votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact "other business," will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

                                   AUDITORS
                                   ________

RATIFICATION OF AUDITORS: CASE-BY-CASE

RCM generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

RCM will review, on a case-by-case basis, instances in which the audit firm has substantial non-audit relationships with the company, to determine whether we believe independence has been compromised.

SHAREHOLDER PROPOSALS REGARDING ROTATION OF AUDITORS: GENERALLY FOR

RCM generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

SHAREHOLDER PROPOSALS REGARDING AUDITOR INDEPENDENCE: CASE-BY-CASE

RCM will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

                              BOARD OF DIRECTORS
                              __________________

ELECTION OF DIRECTORS: CASE-BY-CASE

Votes on director nominees are made on a case-by-case basis. RCM favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may withhold votes from director nominees.

CLASSIFIED BOARDS: AGAINST

Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. RCM generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. RCM will vote FOR shareholder proposals to de-classify the board of directors.

CHANGING SIZE OF BOARD: CASE-BY-CASE

RCM votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

MAJORITY OF INDEPENDENT DIRECTORS ON BOARD: CASE-BY-CASE

RCM considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. RCM generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

MINIMUM SHARE OWNERSHIP BY THE BOARD: AGAINST

Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, RCM does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

ESTABLISH INDEPENDENT NOMINATING COMMITTEE: FOR

RCM votes FOR proposals to establish entirely independent nominating committees. We believe that having an independent Nominating Committee is one way to assure that shareholder interests will be adequately addressed.

LIMIT TENURE OF DIRECTORS: AGAINST

RCM does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION: CASE-BY-CASE

RCM votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. RCM will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, AND if only the director's legal expenses would be covered, RCM may vote FOR expanded coverage.

SEPARATE CHAIRMAN/CHIEF EXECUTIVE OFFICER: CASE-BY-CASE

RCM votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. RCM generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO's decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

DIVERSITY OF THE BOARD OF DIRECTORS: CASE-BY-CASE

RCM reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. RCM generally votes FOR requests for reports on the company's efforts to diversify the board, UNLESS the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, AND if the board already reports on its nominating procedures and diversity initiatives.

                      EXECUTIVE AND DIRECTOR COMPENSATION
                      ___________________________________

STOCK INCENTIVE PLANS: CASE-BY-CASE

RCM reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

RCM utilizes research from a third-party proxy voting service (ISS) to assist us in analyzing all details of a proposed stock incentive plan. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

SHAREHOLDER PROPOSALS REGARDING OPTIONS EXPENSING: FOR

RCM generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company's earnings and profitability to shareholders.

CASH BONUS PLANS (OBRA RELATED): CASE-BY-CASE

RCM considers Omnibus Budget and Reconciliation Act (OBRA) Cash Bonus Plan proposals on a case-by-case basis. OBRA regulations require companies to secure shareholder approval for their performance-based cash or cash and stock bonus plans to preserve the tax deduction for bonus compensation exceeding OBRA's $1 million cap.

The primary objective of such proposals is to avoid tax deduction limitations imposed by Section 162(m) of the Internal Revenue Code, and RCM will generally vote FOR plans that have appropriate performance targets and measures in place.

In cases where plans do not meet acceptable standards or we believe executives are over compensated in the context of shareholder value creation, RCM may vote AGAINST the cash bonus plan, and may withhold votes from compensation committee members.

ELIMINATE NON-EMPLOYEE DIRECTOR RETIREMENT PLANS: FOR

RCM generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

EMPLOYEE STOCK PURCHASE PLANS: CASE-BY-CASE

Employee Stock Purchase Plans give employees the opportunity to purchase stock of their company, primarily through payroll deductions. Such plans provide performance incentives and lead employees to identify with shareholder interests. RCM will vote FOR Employee Stock Purchase Plans that include: (1) a purchase price of at least 85 percent of fair market value, and (2) an offering period of 27 months or less, and (3) voting power dilution (percentage of outstanding shares) of no more than 10 percent.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE PAY: CASE-BY-CASE

RCM generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

RCM votes FOR proposals requesting that at least a significant portion of the company's awards are performance-based. Preferably, performance measures should include long term growth metrics.

RCM votes FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

RCM votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

                               CAPITAL STRUCTURE
                               _________________

CAPITAL STOCK AUTHORIZATIONS: CASE-BY-CASE

RCM votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company's industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

STOCK SPLITS AND DIVIDENDS: CASE-BY-CASE

RCM generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

                      MERGERS AND CORPORATE RESTRUCTURING
                      ___________________________________

MERGERS AND RESTRUCTURINGS: CASE-BY-CASE

A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit such transactions, RCM will consider the terms of each proposal and will analyze the potential long-term value of the investment. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

PREVENT A COMPANY FROM PAYING GREENMAIL: FOR

Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. RCM will generally vote FOR anti-greenmail provisions.

GOLDEN PARACHUTES: CASE-BY-CASE

RCM votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. RCM will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

FAIR PRICE PROVISION: AGAINST

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

RCM will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

RCM will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

STATE ANTITAKEOVER STATUTES: CASE-BY-CASE

RCM evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

REINCORPORATION: CASE-BY-CASE

RCM will evaluate reincorporation proposals case-by-case and will consider a variety of factors including the impact reincorporation might have on the longer-term valuation of the stock, the quality of the company's financial disclosure, the impact on current and potential business with the U.S. government, M&A opportunities and the risk of being forced to reincorporate in the future. RCM generally supports reincorporation proposals for valid business reasons such as reincorporating in the same state as its corporate headquarters.

               ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES
               ________________________________________________

POISON PILLS: CASE-BY-CASE

RCM votes AGAINST poison pills or (or shareholder rights plans) proposed by a company's management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

RCM will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

DUAL CLASS CAPITALIZATION WITH UNEQUAL VOTING RIGHTS: CASE-BY-CASE

RCM will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. RCM will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

BLANK CHECK PREFERRED STOCK: CASE-BY-CASE

Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

RCM generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

RCM will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SUPERMAJORITY VOTING PROVISIONS: AGAINST

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

RCM votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

CUMULATIVE VOTING: CASE-BY-CASE

Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. RCM evaluates management proposals regarding cumulative voting, on a case-by-case basis. We will generally vote FOR shareholder proposals to restore or provide for cumulative voting, absent a record of strong corporate governance policies.

SHAREHOLDER ACTION BY WRITTEN CONSENT: CASE-BY-CASE

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

RCM will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

SHAREHOLDER'S RIGHT TO CALL SPECIAL MEETING: FOR

RCM votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

CONFIDENTIAL VOTING: FOR

RCM votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, RCM maintains records which allow our clients to have access to our voting decisions.

                        SOCIAL AND ENVIRONMENTAL ISSUES
                        _______________________________

SHAREHOLDER PROPOSALS REGARDING SOCIAL AND ENVIRONMENTAL ISSUES: CASE-BY-CASE

In evaluating social and environmental proposals, RCM first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RCM recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

RCM considers the following factors in evaluating proposals that address social and environmental issues:

  .   Cost to implement proposed requirement
  .   Whether any actual abuses exist

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  .   Whether the company has taken any action to address the problem
  . The extent, if any, to which the proposal would interfere with the day-to-day management of the company.

RCM generally supports proposals that encourage corporate social responsibility. However, RCM does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.

SIGN OR ENDORSE THE CERES PRINCIPLES: CASE-BY-CASE

The CERES Principles represent a voluntary commitment of corporations to continued environmental improvement beyond what is required by government regulation. CERES was formed by the Coalition of Environmentally Responsible Economies in the wake of the March 1989 Exxon Valdez oil spill, to address environmental issues such as protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Endorsers of the CERES Principles are required to pay annual fees based on annual revenue of the company.

RCM generally supports shareholder requests for reports on activities related to the goals of the CERES Principles or other in-house environmental programs. Proposals to adopt the CERES Principles are voted on a case-by-case basis, taking into account the company's current environmental disclosure, its environmental track record, and the practices of peer companies.

ENVIRONMENTAL REPORTING: FOR

RCM generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder's environmental concerns.

NORTHERN IRELAND (MACBRIDE PRINCIPLES): CASE-BY-CASE

The MacBride Principles are aimed at countering anti-Catholic discrimination in employment in the British state of Northern Ireland. These principles require affirmative steps to hire Catholic workers and promote them to management positions, to provide job security and to eliminate inflammatory religious emblems. Divestment of stock is not called for under these principles. RCM takes the following factors into consideration regarding Northern Ireland resolutions:

  . Whether any discrimination charges have been filed against the subject company within the past year;

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  .   Whether the subject company has subscribed to the Fair Employment
      Agency's, "Declaration of Principle and Intent." (Northern Ireland governmental regulations); and
  . Whether potentially offensive material is not allowed in the work area (flags, posters, etc.).

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                            THIRD AVENUE MANAGEMENT
                                 PROXY VOTING

As a buy and hold investor a primary consideration for any purchase candidate is a company's management. TAM's initial decision to buy securities of a company is generally based, at least in part on TAM's support for the company's management. It is therefore the policy of TAM to generally support the management of its investments and therefore a modicum of management entrenchment. While TAM generally supports a company's management it is also mindful of its rights as a shareholder and is therefore always against poison pill proposals.

The policy and procedures below describe how TAM votes proxies for its clients.

TAM's policy is to exercise voting and consent rights solely in the interest of enhancing or preserving value for its clients, including the Funds. To that end, TAM has established the following guidelines on commonly presented proxy issues, which shall be subject to ongoing periodic review by TAM's senior management and reports to the Funds' Boards of Trustees. The guidelines below are subject to exceptions on a case-by-case basis, as discussed below. It is impossible to anticipate all voting issues that may arise. On issues not specifically addressed by the guidelines, TAM will analyze how the proposal may affect the value of client holdings and vote in accordance with what it believes to be the best interests of clients.

Corporate Governance Matters
____________________________

  .   Super-majority Voting

The requirement of a super-majority vote may limit the ability of shareholders to effect change. Accordingly, TAM will normally support proposals to eliminate super-majority voting requirements and oppose proposals to impose such requirements.

  .   State of Incorporation

TAM normally opposes proposals seeking to reincorporate the corporation in a state TAM deems to be unfriendly to shareholder rights.

  .   Confidential Voting

Confidential voting may increase the independence of shareholders by allowing voting free from exertion of management influence. This is particularly significant with respect to employee shareholders. Accordingly, TAM will normally support such proposals.

  .   Barriers to Shareholder Action

TAM will normally support proposals to lower barriers to shareholder action and oppose proposals to raise such barriers. Proposals to lower these barriers may call for shareholder rights to call special meetings or to act by written consent. TAM will normally support proposals that create or expand rights of shareholders to act by written consent or to call special meetings

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  .   Separate Classes of Common Stock

Classes of common stock with different voting rights limit the rights of certain shareholders. Accordingly, TAM will normally oppose adoption of one or more separate classes of stock with disparate voting rights.

  .   Blank Check Preferred Stock

TAM normally will oppose proposals giving the Board of Directors rights to issue preferred stocks whose terms may be determined without shareholder consent.

  .   Director Nominees

TAM reviews the qualifications of director nominees on a case-by-case basis. Absent specific concerns about qualifications, independence or past performance as a director, TAM normally approves management's recommendations.

  .   Shareholder Nomination of Directors

TAM normally supports proposals to expand the ability of shareholders to nominate directors.

  .   Approval of Auditor

TAM normally supports proposals to ratify independent auditors, absent reason to believe that:

     .   Fees for non-audit services are excessive; or
     . The independent auditor has rendered an opinion that is inaccurate and not representative of the issuer's financial position.

  .   Cumulative Voting

TAM normally opposes proposals to eliminate cumulative voting. TAM considers proposals to institute cumulative voting based on the issuer's other corporate governance provisions.

Equity-based Compensation Plans
_______________________________

  .   Approval of Plans or Plan Amendments

TAM believes that equity-based compensation plans, when properly designed and approved by shareholders, may be an effective incentive to officers and employees to add to shareholder value. TAM evaluates proposals on a case-by-case basis. However, TAM will normally oppose plans (or plan amendments) that substantially dilute its clients' ownership, provide excessive awards to participants, or have other inherently objectionable features.

TAM normally opposes plans where total potential dilution (including all equity-based plans) exceeds 15% of outstanding shares.

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Note: This standard is a guideline and TAM will consider other factors such as the size of the company and the nature of the industry in evaluating a plan's impact on shareholdings.

TAM will normally oppose plans that have any of the following structural features:

  .   Ability to re-price underwater options without shareholder approval.
  . Ability to issue options with an exercise price below the stock's current market price without shareholder approval.
  .   Ability to issue reload options.
  .   Automatic share replenishment feature.

TAM normally opposes plans not meeting the following conditions:

  . Shareholder approval should be required in order to make any material change to the plan.
  . Awards to non-employee directors should be subject to the terms of the plan and not subject to management or board discretion.

Measures Relating to Takeovers
______________________________

  .   Poison Pills

TAM will normally support proposals to eliminate poison pills and TAM will normally support proposals to subject poison pills to a shareholder vote.

  .   Golden Parachutes

TAM normally opposes the use of accelerated employment contracts that may result in cash grants of greater than one times annual compensation (salary and bonus) in the event of termination of employment following a change in control.

  .   Classified Board

Staggered terms for directors may make it more difficult to change directors and/or control of a board, and thus to change management. Accordingly, TAM will normally support proposals to declassify the Board of Directors and oppose proposals to adopt classified board structures unless a company's charter or governing corporate law permits shareholders to remove a majority of directors any time with or without cause by a simple majority of votes cast.

  .   Increases in Authorized Common Stock

TAM will normally support proposals that would require a shareholder vote in order to increase authorized shares of any class by 20% or more.

  .   Greenmail

TAM will normally support proposals to restrict a company's ability to make greenmail payments.

  .   State Anti-takeover Statutes

TAM believes that state anti-takeover statutes generally harm shareholders by discouraging takeover activity. Accordingly, TAM will normally vote for opting out of state anti-takeover statutes.

Social Policy Issues
___________________

TAM believes that "ordinary business matters" are the responsibility of management and should be subject only to oversight by the Board of Directors. Typically, shareholders initiate such proposals to require the company to disclose or amend certain business practices. Although TAM normally does not support these types of proposals, it may make exceptions where it believes that a proposal may have substantial economic impact.

Abstention From Voting
______________________

TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies during certain periods if it has made certain regulatory filings with respect to an issuer. These situations are discussed in more detail below.

Foreign Securities
__________________

Depending on the country, numerous disadvantages may apply to voting foreign proxies. In many non-U.S. markets, shareholders who vote proxies may not be permitted to trade in the issuer's stock within a given period of time on or around the shareholder meeting date. This practice is called "share-blocking." If TAM believes it may wish to buy or sell the security during the relevant period, it will abstain from voting. In other non-U.S. markets, travel to the foreign country to vote in person, translation expense or other cost-prohibitive procedures may lead TAM to abstain from voting. TAM may be unable to vote in other certain non-U.S. markets that do not permit foreign holders to vote securities. It is also possible that TAM may not receive proxy material in time to vote due to operational difficulties in certain non-U.S. markets.

Securities Lending
__________________

In order to vote securities out on loan, the securities must be recalled. This may cause loss of revenue to advisory clients. Accordingly, TAM normally will not vote loaned securities on routine matters that would not, in its view, be important to the value of the investment.

Restrictions After Filing Form 13D
__________________________________

If TAM has switched its beneficial ownership reporting with respect to any security from Form 13G to Form 13D, TAM may not vote or direct the voting of the securities covered by the filing until the expiration of the 10/th/ day after the Form 13D was filed.

Procedures
__________

TAM's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in the Funds.

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Monitoring for Upcoming Votes
_____________________________

TAM's Accounting Department relies on the Funds' custodian to monitor and advise of upcoming votes. Upon receiving information of an upcoming vote, the Accounting department takes all necessary steps to ensure that the appropriate paperwork and control numbers are obtained to vote shares held for the Funds. In addition, the Accounting Department informs the General Counsel or his designee who shall present proxies received to the Proxy Voting Committee.

Proxy Voting Committee
______________________

The Proxy Voting Committee, consisting of senior portfolio managers designated by TAM's President, determines how proxies shall be voted applying TAM's policy guidelines. TAM's General Counsel or his designee attends all meetings to present issues to be voted, field any conflict issues and document voting decisions. The Proxy Voting Committee may seek the input of TAM's Co-Chief Investment Officers, other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing.

Submitting the Vote
___________________

TAM's Legal Department instructs the Accounting Department in writing how to vote the shares held for the Funds in accordance with the decisions reached under the process described above. The Accounting Department shall then electronically, by telephone or via the mail (as appropriate under the circumstances) submit the vote on shares held for the Funds and provide the Legal Department with documentation that (and how) the shares have been voted.

Conflicts of Interest
_____________________

Should any portfolio manager, research analyst, member of senior management, or other person at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM's General Counsel. Examples of potential conflicts include:

  . A material client or vendor relationship between TAM (or an affiliate of TAM, including but not limited to any "access person" of TAM as defined under TAM's Code of Ethics) and the issuer of the security being voted (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer).

  . TAM (or an affiliate of TAM, including but not limited to any "access person" of TAM as defined under TAM's Code of Ethics) has representation on the Board of Directors of the issuer (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer) of the security being voted other than in TAM's investment advisory capacity.

  . TAM (or any "access person" of TAM as defined under the Code of Ethics) has a personal, family or business relationship with any person in a significant relationship to the issuer of the security being voted. Persons in a significant relationship would include executive officers or directors or 10% shareholders of the issuer.

  . TAM's clients own different classes of securities of the same issuer that may have different interests in the matter to be voted on.

When presented with an actual, potential or appearance of conflict in voting a proxy, TAM's General Counsel shall address the matter using one of the following methods, as deemed appropriate, or other similar method designed to assure that the proxy vote is free from any improper influence:

  .   Determine that there is no conflict or that it is immaterial.

  . Ensure that the proxy is voted in accordance with the policy guidelines stated above.

  . Engage an independent third party to recommend how the proxy should be voted or have the third party vote such proxy.

  . Discuss the matter with the Funds' CCO who will present the conflict to the Board(s) of Trustees of the Funds, and obtain direction on how to vote the Funds' securities.

TAM's General Counsel shall document each potential or actual conflict situation presented and the manner in which it was addressed. In analyzing whether conflicts are material, TAM's General Counsel shall apply the following guidelines:

  . Client or vendor relationships accounting for 2.0% or less of TAHD annual revenue will not be deemed material.

  . In analyzing conflicts relating to representation on an issuer's Board of Directors or a personal or family relationship to the issuer, the General Counsel will consider the degree of direct or indirect influence that the person having the relationship may have on TAM's voting process. Such situations involving TAM's senior management, portfolio managers or research analysts in the affected issuer will normally be deemed material.

Recordkeeping
_____________

TAM shall maintain all required records relating to its voting determinations.

1. TAM's Accounting Department shall maintain for five years (the first two in an easily accessible place) the following records relating to voting for Fund accounts:

  . Proxy statements and other solicitation material received regarding securities held in Fund accounts (NOTE: Proxy statements and other materials available on EDGAR need not be maintained separately by TAM);
  .   Records of votes cast on behalf of the Funds; and
  .   Records of Fund shareholder requests for proxy voting information.

2. TAM's General Counsel shall maintain for six years (two in an easily accessible place):

  .   Proxy voting policies and procedures;
  . Written documentation supporting all determinations on matters not covered by the specific policy guidelines;
  .   Written documentation supporting all exceptions to the policy guidelines;
      and
  . Written documentation relating to any identified actual or potential conflicts of interest and the resolution of such situations.

Fund Proxy Voting
_________________

The Trustees have delegated proxy voting authority to TAM, to vote generally in accordance with the Proxy Voting policies and procedures of TAM, which will be reviewed annually pursuant to the Annual Review requirements set forth herein.

Monitoring
__________

TAM's CCO will monitor TAM's proxy voting for conflicts of interest between the Funds' and other TAM clients. Where a conflict is detected the Funds' CCO will ensure that the proxies are voted in the best interest of the Funds' shareholders.

Fund Reporting
______________

The TAM Legal Department will file the Form N-PX required for each Fund pursuant to the 40 Act by August 31 of each year with respect to the year ended the previous June 30. The Legal Department will keep a record of information filed with the SEC for six years (two in an easily accessible place).

Form N-PX Procedures
____________________

The TAM Accounting Department will prepare the information required for the Form N-PX Filing. A separate Form N-PX is required for each Portfolio.

Specifically, the Accounting Department will report:

1. The name of the issuer;
2. The ticker symbol;

3. The security CUSIP number;
4. The shareholder meeting date;
5. A brief identification of the matter voted on;
6. Whether the matter is a shareholder or management proposal;
7. Whether TAM voted on the matter;
8. How TAM voted on the matter; and
9. Whether TAM voted with or against management.

The identification of the matter voted on should be consistent with the description in TAM's Proxy Voting Procedures or if the matter is not specifically addressed in the procedures, a description of the matter as provided in the proxy statement. All information will be prepared in a format provided by the Legal Department which will comply with the requirements of Form N-PX. The Funds' CCO will review the Form N-PX prior to filing for consistency with the Proxy Voting procedures. This report must contain the above information for all votes cast by each Fund for the 12 month period ending June 30 each year. The deadline for filing is the following August 31.

                         T. ROWE PRICE ASSOCIATES, INC
                       T. ROWE PRICE INTERNATIONAL, INC
                  T. ROWE PRICE STABLE ASSET MANAGEMENT, INC
                 T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
                  T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

                     PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

   T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Stable Asset Management, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. ROWE PRICE") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. ROWE PRICE FUNDS") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process.
T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

   T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("POLICIES AND PROCEDURES") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

   FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

   CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors
T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of

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management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

   PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("PROXY COMMITTEE") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

   INVESTMENT SUPPORT GROUP. The Investment Support Group ("INVESTMENT SUPPORT GROUP") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

   PROXY ADMINISTRATOR. The Investment Support Group will assign a Proxy Administrator ("PROXY ADMINISTRATOR") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

   In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions, T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION

   T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

VOTE DETERMINATION

   ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

   Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES

   Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

   ELECTION OF DIRECTORS - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. We also withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

..   ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

.. EXECUTIVE COMPENSATION ISSUES - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

.. SOCIAL AND CORPORATE RESPONSIBILITY ISSUES - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

  .   Corporate environmental practices;

  .   Board diversity;

  .   Employment practices and employment opportunity;

  .   Military, nuclear power and related energy issues;

  .   Tobacco, alcohol, infant formula and safety in advertising practices;

  .   Economic conversion and diversification;

  .   International labor practices and operating policies;

  .   Genetically-modified foods;

  .   Animal rights; and

  .   Political contributions/activities and charitable contributions.

   GLOBAL PORTFOLIO COMPANIES - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

   Votes Against Company Management - Where ISS recommends a vote against
   _________________________________
management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

   INDEX AND PASSIVELY MANAGED ACCOUNTS - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

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   DIVIDED VOTES - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

   SHAREBLOCKING - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

   SECURITIES ON LOAN - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS

   Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

   On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

   Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

   The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

   Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy.

   SPECIFIC CONFLICT OF INTEREST SITUATIONS - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

   Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

   T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

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                       TURNER INVESTMENT PARTNERS, INC.
                       TURNER INVESTMENT MANAGEMENT, LLC
                        TURNER INVESTMENT ADVISORS, LLC

                      Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are:
(i) based upon an appropriate level of diligence and research, and
(ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or
(ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

   Andrew Mark, Director of Operations
    and Technology Administration
   C/o Turner Investment Partners, Inc.
   1205 Westlakes Drive, Suite 100
   Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: This 1st day of July, 2003

WESTERN ASSET MANAGEMENT COMPANY
WESTERN ASSET MANAGEMENT COMPANY LIMITED

PROXY VOTING

BACKGROUND

Western Asset Management Company and Western Asset Management Company Limited (together "Western Asset") have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset Management Company has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

RESPONSIBILITY AND OVERSIGHT

THE WESTERN ASSET LEGAL AND COMPLIANCE DEPARTMENT ("COMPLIANCE DEPARTMENT") IS RESPONSIBLE FOR ADMINISTERING AND OVERSEEING THE PROXY VOTING PROCESS. THE GATHERING OF PROXIES IS COORDINATED THROUGH THE CORPORATE ACTIONS AREA OF INVESTMENT SUPPORT ("CORPORATE ACTIONS"). RESEARCH ANALYSTS AND PORTFOLIO MANAGERS ARE RESPONSIBLE FOR DETERMINING APPROPRIATE VOTING POSITIONS ON EACH PROXY UTILIZING ANY APPLICABLE GUIDELINES CONTAINED IN THESE PROCEDURES.

CLIENT AUTHORITY

AT ACCOUNT START-UP, OR UPON AMENDMENT OF AN IMA, THE APPLICABLE CLIENT IMA ARE SIMILARLY REVIEWED. IF AN AGREEMENT IS SILENT ON PROXY VOTING, BUT CONTAINS AN OVERALL DELEGATION OF DISCRETIONARY AUTHORITY OR IF THE ACCOUNT REPRESENTS ASSETS OF AN ERISA PLAN, WESTERN ASSET WILL ASSUME RESPONSIBILITY FOR PROXY VOTING. THE CLIENT ACCOUNT TRANSITION TEAM MAINTAINS A MATRIX OF PROXY VOTING AUTHORITY.

PROXY GATHERING

REGISTERED OWNERS OF RECORD, CLIENT CUSTODIANS, CLIENT BANKS AND TRUSTEES ("PROXY RECIPIENTS") THAT RECEIVE PROXY MATERIALS ON BEHALF OF CLIENTS SHOULD FORWARD THEM TO CORPORATE ACTIONS. PRIOR TO AUGUST 1, 2003, PROXY RECIPIENTS OF EXISTING CLIENTS WILL BE REMINDED OF THE APPROPRIATE ROUTING TO CORPORATE ACTIONS FOR PROXY MATERIALS RECEIVED AND REMINDED OF THEIR RESPONSIBILITY TO FORWARD ALL PROXY MATERIALS ON A TIMELY BASIS. PROXY RECIPIENTS FOR NEW CLIENTS (OR, IF WESTERN ASSET BECOMES AWARE THAT THE APPLICABLE PROXY RECIPIENT FOR AN EXISTING CLIENT HAS CHANGED, THE PROXY RECIPIENT FOR THE EXISTING CLIENT) ARE NOTIFIED AT START-UP OF APPROPRIATE ROUTING TO CORPORATE ACTIONS OF PROXY MATERIALS RECEIVED AND REMINDED OF THEIR RESPONSIBILITY TO FORWARD ALL PROXY MATERIALS ON A TIMELY BASIS. IF WESTERN ASSET PERSONNEL OTHER THAN CORPORATE ACTIONS RECEIVE PROXY MATERIALS, THEY SHOULD PROMPTLY FORWARD THE MATERIALS TO CORPORATE ACTIONS.

PROXY VOTING

ONCE PROXY MATERIALS ARE RECEIVED BY CORPORATE ACTIONS, THEY ARE FORWARDED TO THE COMPLIANCE DEPARTMENT FOR COORDINATION AND THE FOLLOWING ACTIONS:

    A. PROXIES ARE REVIEWED TO DETERMINE ACCOUNTS IMPACTED.

    B. IMPACTED ACCOUNTS ARE CHECKED TO CONFIRM WESTERN ASSET VOTING AUTHORITY.

    C. LEGAL AND COMPLIANCE DEPARTMENT STAFF REVIEWS PROXY ISSUES TO DETERMINE ANY MATERIAL CONFLICTS OF INTEREST. (SEE CONFLICTS OF INTEREST SECTION OF THESE PROCEDURES FOR FURTHER INFORMATION ON DETERMINING MATERIAL CONFLICTS OF INTEREST.)

    D. IF A MATERIAL CONFLICT OF INTEREST EXISTS, (I) TO THE EXTENT REASONABLY PRACTICABLE AND PERMITTED BY APPLICABLE LAW, THE CLIENT IS PROMPTLY NOTIFIED, THE CONFLICT IS DISCLOSED AND WESTERN ASSET OBTAINS THE CLIENT'S PROXY VOTING INSTRUCTIONS, AND (II)

       TO THE EXTENT THAT IT IS NOT REASONABLY PRACTICABLE OR PERMITTED BY APPLICABLE LAW TO NOTIFY THE CLIENT AND OBTAIN SUCH INSTRUCTIONS (E.G., THE CLIENT IS A MUTUAL FUND OR OTHER COMMINGLED VEHICLE OR IS AN ERISA PLAN CLIENT), WESTERN ASSET SEEKS VOTING INSTRUCTIONS FROM AN INDEPENDENT THIRD PARTY.

    E. LEGAL AND COMPLIANCE DEPARTMENT STAFF PROVIDES PROXY MATERIAL TO THE APPROPRIATE RESEARCH ANALYST OR PORTFOLIO MANAGER TO OBTAIN THEIR RECOMMENDED VOTE. RESEARCH ANALYSTS AND PORTFOLIO MANAGERS DETERMINE VOTES ON A CASE-BY-CASE BASIS TAKING INTO ACCOUNT THE VOTING GUIDELINES CONTAINED IN THESE PROCEDURES. FOR AVOIDANCE OF DOUBT, DEPENDING ON THE BEST INTEREST OF EACH INDIVIDUAL CLIENT, WESTERN ASSET MAY VOTE THE SAME PROXY DIFFERENTLY FOR DIFFERENT CLIENTS. THE ANALYST'S OR PORTFOLIO MANAGER'S BASIS FOR THEIR DECISION IS DOCUMENTED AND MAINTAINED BY THE LEGAL AND COMPLIANCE DEPARTMENT.

    F. LEGAL AND COMPLIANCE DEPARTMENT STAFF VOTES THE PROXY PURSUANT TO THE INSTRUCTIONS RECEIVED IN (D) OR (E) AND RETURNS THE VOTED PROXY AS INDICATED IN THE PROXY MATERIALS.

TIMING

WESTERN ASSET PERSONNEL ACT IN SUCH A MANNER TO ENSURE THAT, ABSENT SPECIAL CIRCUMSTANCES, THE PROXY GATHERING AND PROXY VOTING STEPS NOTED ABOVE CAN BE COMPLETED BEFORE THE APPLICABLE DEADLINE FOR RETURNING PROXY VOTES.

RECORDKEEPING

WESTERN ASSET MAINTAINS RECORDS OF PROXIES VOTED PURSUANT TO SECTION 204-2 OF THE ADVISERS ACT AND ERISA DOL BULLETIN 94-2. THESE RECORDS INCLUDE:

    A. A COPY OF WESTERN ASSET'S POLICIES AND PROCEDURES.

    B. COPIES OF PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES.

    C. A COPY OF ANY DOCUMENT CREATED BY WESTERN ASSET THAT WAS MATERIAL TO MAKING A DECISION HOW TO VOTE PROXIES.

    D. EACH WRITTEN CLIENT REQUEST FOR PROXY VOTING RECORDS AND WESTERN ASSET'S WRITTEN RESPONSE TO BOTH VERBAL AND WRITTEN CLIENT REQUESTS.

    E. A PROXY LOG INCLUDING:

       1. ISSUER NAME;

       2. EXCHANGE TICKER SYMBOL OF THE ISSUER'S SHARES TO BE VOTED;

       3. COUNCIL ON UNIFORM SECURITIES IDENTIFICATION PROCEDURES ("CUSIP") NUMBER FOR THE SHARES TO BE VOTED;

       4. A BRIEF IDENTIFICATION OF THE MATTER VOTED ON;

       5. WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR BY A SHAREHOLDER OF THE ISSUER;

       6. WHETHER A VOTE WAS CAST ON THE MATTER;

       7. A RECORD OF HOW THE VOTE WAS CAST; AND

       8. WHETHER THE VOTE WAS CAST FOR OR AGAINST THE RECOMMENDATION OF THE ISSUER'S MANAGEMENT TEAM.

RECORDS ARE MAINTAINED IN AN EASILY ACCESSIBLE PLACE FOR FIVE YEARS, THE FIRST TWO IN WESTERN ASSET'S OFFICES.

DISCLOSURE

WESTERN ASSET'S PROXY POLICIES ARE DESCRIBED IN THE FIRM'S PART II OF FORM ADV. CLIENTS WILL BE PROVIDED A COPY OF THESE POLICIES AND PROCEDURES UPON REQUEST. IN ADDITION, UPON REQUEST, CLIENTS MAY RECEIVE REPORTS ON HOW THEIR PROXIES HAVE BEEN VOTED.

CONFLICTS OF INTEREST

ALL PROXIES ARE REVIEWED BY THE COMPLIANCE DEPARTMENT FOR MATERIAL CONFLICTS OF INTEREST. ISSUES TO BE REVIEWED INCLUDE, BUT ARE NOT LIMITED TO:

       1. WHETHER WESTERN (OR, TO THE EXTENT REQUIRED TO BE CONSIDERED BY APPLICABLE LAW, ITS AFFILIATES) MANAGES ASSETS FOR THE COMPANY OR AN EMPLOYEE GROUP OF THE COMPANY OR OTHERWISE HAS AN INTEREST IN THE COMPANY;

       2. WHETHER WESTERN OR AN OFFICER OR DIRECTOR OF WESTERN OR THE APPLICABLE PORTFOLIO MANAGER OR ANALYST RESPONSIBLE FOR RECOMMENDING THE PROXY VOTE (TOGETHER, "VOTING PERSONS") IS A CLOSE RELATIVE OF OR HAS A PERSONAL OR BUSINESS RELATIONSHIP WITH AN EXECUTIVE, DIRECTOR OR PERSON WHO IS A CANDIDATE FOR DIRECTOR OF THE COMPANY OR IS A PARTICIPANT IN A PROXY CONTEST; AND

       3. WHETHER THERE IS ANY OTHER BUSINESS OR PERSONAL RELATIONSHIP WHERE A VOTING PERSON HAS A PERSONAL INTEREST IN THE OUTCOME OF THE MATTER BEFORE SHAREHOLDERS.

VOTING GUIDELINES

WESTERN ASSET'S SUBSTANTIVE VOTING DECISIONS TURN ON THE PARTICULAR FACTS AND CIRCUMSTANCES OF EACH PROXY VOTE AND ARE EVALUATED BY THE DESIGNATED RESEARCH ANALYST OR PORTFOLIO MANAGER. THE EXAMPLES OUTLINED BELOW ARE MEANT AS GUIDELINES TO AID IN THE DECISION MAKING PROCESS.

GUIDELINES ARE GROUPED ACCORDING TO THE TYPES OF PROPOSALS GENERALLY PRESENTED TO SHAREHOLDERS. PART I DEALS WITH PROPOSALS WHICH HAVE BEEN APPROVED AND ARE RECOMMENDED BY A COMPANY'S BOARD OF DIRECTORS; PART II DEALS WITH PROPOSALS SUBMITTED BY SHAREHOLDERS FOR INCLUSION IN PROXY STATEMENTS; PART III ADDRESSES ISSUES RELATING TO VOTING SHARES OF INVESTMENT COMPANIES; AND PART IV ADDRESSES UNIQUE CONSIDERATIONS PERTAINING TO FOREIGN ISSUERS.

    I. Board Approved Proposals

THE VAST MAJORITY OF MATTERS PRESENTED TO SHAREHOLDERS FOR A VOTE INVOLVE PROPOSALS MADE BY A COMPANY ITSELF THAT HAVE BEEN APPROVED AND RECOMMENDED BY ITS BOARD OF DIRECTORS. IN VIEW OF THE ENHANCED CORPORATE GOVERNANCE PRACTICES CURRENTLY BEING IMPLEMENTED IN PUBLIC COMPANIES, WESTERN ASSET GENERALLY VOTES IN SUPPORT OF DECISIONS REACHED BY INDEPENDENT BOARDS OF DIRECTORS. MORE SPECIFIC GUIDELINES RELATED TO CERTAIN BOARD-APPROVED PROPOSALS ARE AS FOLLOWS:

       1. Matters relating to the Board of Directors

       Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

       a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

       b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

       c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

       d. Votes are cast on a case-by-case basis in contested elections of directors.

       2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

           a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

           b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

           c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

           d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

       3. Matters relating to Capitalization

             The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

           a. Western Asset votes for proposals relating to the authorization of additional common stock.

           b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

           c. Western Asset votes for proposals authorizing share repurchase programs.

       4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions Western Asset votes these issues on a case-by-case basis on board-approved transactions.

       5. Matters relating to Anti-Takeover Measures

             Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

           a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

           b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

       6. Other Business Matters

             Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

           a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

           b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

   II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

       1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

       2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

       3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

   III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

       1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

       2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

   IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

       1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

       2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

       3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

       4. Western Asset votes on a case-by-case basis on proposals relating to
       (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

   Retirement Accounts

   For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor ("DOL") has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

   In order to comply with the DOL's position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that:
(a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

                                                          Appendix C

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                     MET/AIM CAPITAL APPRECIATION PORTFOLIO
                         A I M CAPITAL MANAGEMENT, INC.



                        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                              TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     --------------------------------------------------------------------------
                                 (A)                       (B)
                        REGISTERED INVESTMENT         OTHER POOLED                 (C)
  (A)(1) PORTFOLIO            COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S NAME    --------------------------  ----------------------  ----------------------
   (AS LISTED IN     NUMBER OF                   NUMBER OF     TOTAL     NUMBER OF     TOTAL
    PROSPECTUS)       ACCOUNTS    TOTAL ASSETS    ACCOUNTS     ASSETS     ACCOUNTS     ASSETS
- -------------------  ---------  ---------------  ---------  -----------  ---------  -----------
Kirk L. Anderson         13     $11,450,849,763      1      $68,417,684     212     $30,573,409
James G. Birdsall        13     $12,612,998,696      1      $68,417,684     212     $30,573,409
Robert J. Lloyd           7     $ 9,540,915,336      1      $68,417,684     212     $30,573,409
Lanny H. Sachnowitz      14     $18,429,265,426      1      $68,417,684     212     $30,573,409

                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                        ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                        RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                    PERFORMANCE OF THE ACCOUNT
                     -------------------------------------------------------
                            (A)                (B)
                         REGISTERED        OTHER POOLED
                         INVESTMENT         INVESTMENT            (C)
  (A)(1) PORTFOLIO       COMPANIES           VEHICLES        OTHER ACCOUNTS
   MANAGER'S NAME    -----------------  -----------------  -----------------
   (AS LISTED IN     NUMBER OF   TOTAL  NUMBER OF   TOTAL  NUMBER OF   TOTAL
    PROSPECTUS)       ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
- -------------------  ---------  ------  ---------  ------  ---------  ------
Kirk L. Anderson        None     None      None     None      None     None
James G. Birdsall       None     None      None     None      None     None
Robert J. Lloyd         None     None      None     None      None     None
Lanny H. Sachnowitz     None     None      None     None      None     None

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                     OVER
 PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- -------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Kirk L. Anderson       X
James G. Birdsall      X
Robert J. Lloyd        X
Lanny H. Sachnowitz    X

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS:

          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

          . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

          . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, AIM and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

          . With respect to securities transactions for the funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

          . Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

          AIM and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(C) COMPENSATION

     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

...    BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

...    ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

     High fund performance (against applicable peer group) would result in compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

...    EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

...    PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

...    PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                       MET/AIM SMALL CAP GROWTH PORTFOLIO
                         A I M CAPITAL MANAGEMENT, INC.



                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
                      THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                    -----------------------------------------------------------------
                               (A)                     (B)
                      REGISTERED INVESTMENT        OTHER POOLED            (C)
 (A)(1) PORTFOLIO           COMPANIES          INVESTMENT VEHICLES    OTHER ACCOUNTS
  MANAGER'S NAME    -------------------------  -------------------  -----------------
   (AS LISTED IN    NUMBER OF                  NUMBER OF   TOTAL    NUMBER OF   TOTAL
    PROSPECTUS)      ACCOUNTS   TOTAL ASSETS    ACCOUNTS  ASSETS     ACCOUNTS  ASSETS
- ------------------  ---------  --------------  ---------  --------  ---------  ------
Juliet S. Ellis         8      $2,488,194,889     None      None       None     None
Juan R. Hartsfield      6      $2,016,636,690     None      None       None     None

                      (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                       ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                       RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                   PERFORMANCE OF THE ACCOUNT
                    -------------------------------------------------------
                           (A)                (B)
                        REGISTERED        OTHER POOLED
                        INVESTMENT         INVESTMENT            (C)
 (A)(1) PORTFOLIO       COMPANIES           VEHICLES        OTHER ACCOUNTS
  MANAGER'S NAME    -----------------  -----------------  -----------------
   (AS LISTED IN    NUMBER OF   TOTAL  NUMBER OF   TOTAL  NUMBER OF   TOTAL
    PROSPECTUS)      ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
- ------------------  ---------  ------  ---------  ------  ---------  ------
Juliet S. Ellis        None     None      None     None      None     None
Juan R. Hartsfield     None     None      None     None      None     None

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                    OVER
 PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- ------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Juliet S. Ellis       X
Juan R. Hartsfield    X

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS:

          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

          . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

          . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, AIM and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

          . With respect to securities transactions for the funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

          . Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

          AIM and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(C) COMPENSATION

     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

...    BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

...    ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

     High fund performance (against applicable peer group) would result in compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

...    EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

...    PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

...    PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                    BATTERYMARCH GROWTH AND INCOME PORTFOLIO
                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.


                               (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                                     TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                            --------------------------------------------------------------------------

                                       (A)                      (B)
                              REGISTERED INVESTMENT        OTHER POOLED                  (C)
                                    COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
     (A)(1) PORTFOLIO       ------------------------  ----------------------  ------------------------
      MANAGER'S NAME         NUMBER                    NUMBER                  NUMBER
       (AS LISTED IN           OF          TOTAL         OF         TOTAL        OF          TOTAL
        PROSPECTUS)         ACCOUNTS      ASSETS      ACCOUNTS     ASSETS     ACCOUNTS      ASSETS
- --------------------------  --------  --------------  --------  ------------  --------  --------------
Yu-Nien (Charles) Ko, CFA       4     $1,008,108,353      12    $760,094,727     163    $8,165,750,526
Stephen A. Lanzendorf, CFA      4     $1,008,108,353      12    $760,094,727     163    $8,165,750,526

                                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                              ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                            WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                            -----------------------------------------------------------------
                                    (A)                  (B)
                                REGISTERED          OTHER POOLED
                                INVESTMENT           INVESTMENT                 (C)
                                 COMPANIES            VEHICLES            OTHER ACCOUNTS
     (A)(1) PORTFOLIO        ----------------  ---------------------  ----------------------
      MANAGER'S NAME          NUMBER            NUMBER                 NUMBER
       (AS LISTED IN            OF      TOTAL     OF         TOTAL       OF         TOTAL
        PROSPECTUS)          ACCOUNTS  ASSETS  ACCOUNTS     ASSETS    ACCOUNTS     ASSETS
- --------------------------   --------  ------  --------  -----------  --------  ------------
Yu-Nien (Charles) Ko, CFA        0       $0        1     $40,824,704     10     $716,093,976
Stephen A. Lanzendorf, CFA       0       $0        1     $40,824,704     10     $716,093,976

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

Allocation of Investment Opportunities
- --------------------------------------

If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations.

Opposite (i.e., Contradictory) Transactions in Securities
- ---------------------------------------------------------

Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and Batterymarch's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

Personal Securities Transactions
- --------------------------------

Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by

Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

Batterymarch is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a US all capitalization market neutral equity strategy. Certain Batterymarch employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for Batterymarch.

(B) COMPENSATION

Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

...    Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

...    Portfolio manager assistance in servicing clients; and

...    Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                            OVER
     PORTFOLIO MANAGER      NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- --------------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  --------

Yu-Nien (Charles) Ko, CFA    X
Stephen A. Lanzendorf, CFA   X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                      BATTERYMARCH MID-CAP STOCK PORTFOLIO
                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.


                               (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                                     TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                            --------------------------------------------------------------------------

                                       (A)                      (B)
                              REGISTERED INVESTMENT        OTHER POOLED                  (C)
                                    COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
     (A)(1) PORTFOLIO       ------------------------  ----------------------  ------------------------
      MANAGER'S NAME         NUMBER                    NUMBER                  NUMBER
       (AS LISTED IN           OF          TOTAL         OF         TOTAL        OF          TOTAL
        PROSPECTUS)         ACCOUNTS      ASSETS      ACCOUNTS     ASSETS     ACCOUNTS      ASSETS
- --------------------------  --------  --------------  --------  ------------  --------  --------------
Yu-Nien (Charles) Ko, CFA       4     $1,008,108,353      12    $760,094,727     163    $8,165,750,526
Stephen A. Lanzendorf, CFA      4     $1,008,108,353      12    $760,094,727     163    $8,165,750,526

                                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                              ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                            WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                            -----------------------------------------------------------------
                                    (A)                  (B)
                                REGISTERED          OTHER POOLED
                                INVESTMENT           INVESTMENT                 (C)
                                 COMPANIES            VEHICLES            OTHER ACCOUNTS
     (A)(1) PORTFOLIO        ----------------  ---------------------  ----------------------
      MANAGER'S NAME          NUMBER            NUMBER                 NUMBER
       (AS LISTED IN            OF      TOTAL     OF         TOTAL       OF         TOTAL
        PROSPECTUS)          ACCOUNTS  ASSETS  ACCOUNTS     ASSETS    ACCOUNTS     ASSETS
- --------------------------   --------  ------  --------  -----------  --------  ------------
Yu-Nien (Charles) Ko, CFA        0       $0        1     $40,824,704     10     $716,093,976
Stephen A. Lanzendorf, CFA       0       $0        1     $40,824,704     10     $716,093,976

(A)(4)  DESCRIPTION OF ANY MATERIAL CONFLICTS

Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

Allocation of Investment Opportunities
- --------------------------------------

If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations.

Opposite (i.e., Contradictory) Transactions in Securities
- ---------------------------------------------------------

Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and Batterymarch's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

Personal Securities Transactions
- --------------------------------

Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by

Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

Batterymarch is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a US all capitalization market neutral equity strategy. Certain Batterymarch employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for Batterymarch.

(B) COMPENSATION

Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

...    Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

...    Portfolio manager assistance in servicing clients; and

...    Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                            $500,001-     OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $1,000,000  $1,000,000
- -----------------  ----  ----------  ---------------  ----------------  -----------------  ----------  ----------

Yu-Nien (Charles)
Ko, CFA             X
Stephen A.
Lanzendorf, CFA     X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                  LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.


                               (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                                     TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                            --------------------------------------------------------------------------

                                       (A)                      (B)
                              REGISTERED INVESTMENT        OTHER POOLED                  (C)
                                    COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
     (A)(1) PORTFOLIO       ------------------------  ----------------------  ------------------------
      MANAGER'S NAME         NUMBER                    NUMBER                  NUMBER
       (AS LISTED IN           OF          TOTAL         OF         TOTAL        OF          TOTAL
        PROSPECTUS)         ACCOUNTS      ASSETS      ACCOUNTS     ASSETS     ACCOUNTS      ASSETS
- --------------------------  --------  --------------  --------  ------------  --------  --------------
Yu-Nien (Charles) Ko, CFA       4     $1,008,108,353      12    $760,094,727     163    $8,165,750,526
Stephen A. Lanzendorf, CFA      4     $1,008,108,353      12    $760,094,727     163    $8,165,750,526

                                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                              ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                            WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                            -----------------------------------------------------------------
                                    (A)                  (B)
                                REGISTERED          OTHER POOLED
                                INVESTMENT           INVESTMENT                 (C)
                                 COMPANIES            VEHICLES            OTHER ACCOUNTS
     (A)(1) PORTFOLIO        ----------------  ---------------------  ----------------------
      MANAGER'S NAME          NUMBER            NUMBER                 NUMBER
       (AS LISTED IN            OF      TOTAL     OF         TOTAL       OF         TOTAL
        PROSPECTUS)          ACCOUNTS  ASSETS  ACCOUNTS     ASSETS    ACCOUNTS     ASSETS
- --------------------------   --------  ------  --------  -----------  --------  ------------
Yu-Nien (Charles) Ko, CFA        0       $0        1     $40,824,704     10     $716,093,976
Stephen A. Lanzendorf, CFA       0       $0        1     $40,824,704     10     $716,093,976

(A)(4)  DESCRIPTION OF ANY MATERIAL CONFLICTS

Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

Allocation of Investment Opportunities
- --------------------------------------

If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations.

Opposite (i.e., Contradictory) Transactions in Securities
- ---------------------------------------------------------

Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and Batterymarch's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

Personal Securities Transactions
- --------------------------------

Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

Batterymarch is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a US all capitalization market neutral equity strategy. Certain Batterymarch employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for Batterymarch.

(B) COMPENSATION

Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

...    Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

...    Portfolio manager assistance in servicing clients; and

...    Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                      $100,001-    $500,001-      OVER
     PORTFOLIO MANAGER       NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000    $500,000   $1,000,000   $1,000,000
- --------------------------   ----   ----------   ---------------   ----------------   ---------   ----------   ----------
Yu-Nien (Charles) Ko, CFA      X
Stephen A. Lanzendorf, CFA     X

                           MET INVESTORS SERIES TRUST
                         BlackRock High Yield Portfolio
                      BlackRock Financial Management, Inc.



                        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                              TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     --------------------------------------------------------------------------
                                 (A)                       (B)
                        REGISTERED INVESTMENT         OTHER POOLED                 (C)
  (A)(1) PORTFOLIO            COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S NAME    --------------------------  ----------------------  ----------------------
   (AS LISTED IN     NUMBER OF                   NUMBER OF     TOTAL     NUMBER OF     TOTAL
    PROSPECTUS)       ACCOUNTS    TOTAL ASSETS    ACCOUNTS     ASSETS     ACCOUNTS     ASSETS
- -------------------  ---------  ---------------  ---------  -----------  ---------  -----------
Jeff Gary               4       $1.4 billion         10      $7.5 billion   11       $1.7 billion
Scott Amero             30      $18.3 billion        46      $14.8 billion  367      $108.7 billion


                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                        ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                        RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                    PERFORMANCE OF THE ACCOUNT
                     -------------------------------------------------------
                            (A)                (B)
                         REGISTERED        OTHER POOLED
                         INVESTMENT         INVESTMENT            (C)
  (A)(1) PORTFOLIO       COMPANIES           VEHICLES        OTHER ACCOUNTS
   MANAGER'S NAME    -----------------  -----------------  -----------------
   (AS LISTED IN     NUMBER OF   TOTAL  NUMBER OF   TOTAL  NUMBER OF   TOTAL
    PROSPECTUS)       ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
- -------------------  ---------  ------  ---------  ------  ---------  ------
Jeff Gary               None     None      7        $2.9       None     None
                                                    billion
Scott Amero             None     None      4        $2.9       21       $6.1
                                                    billion             billion


(a)(4)  Description of any material conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that Messrs. Gary and Amero currently manage certain accounts that are subject to performance fees. In addition, Messrs. Gary and Amero assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(b) Compensation

BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP) --The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Messrs. Gary and Amero have received awards under the LTIP.

Deferred Compensation Program --A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Messrs. Gary and Amero was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers, including Mr. Amero is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

Options and Restricted Stock Awards --While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Amero has been granted stock options in prior years, and Messrs. Gary and Amero participate in BlackRock's restricted stock program.

Incentive Savings Plans --The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock, Inc.'s common stock as of the date of this supplement, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan
(ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock, Inc. common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Portfolio's portfolio managers, such benchmarks include the following:



------------------------------------- ----------------------------------- -----------------------------------

Portfolio Manager                    Portfolio Managed                   Benchmarks   Applicable   to  Each
                                                                         Manager
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Jeff Gary                             High Yield Bond                     A  combination   of   market-based
                                                                          indices    (e.g.,    The    Lehman
                                                                          Brothers   U.S.   Corporate   High
                                                                          Yield  2%   Issuer   Cap   Index),
                                                                          certain   customized  indices  and
                                                                          certain fund industry peer groups.
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Scott Amero                           High Yield Bond                     A  combination   of   market-based
                                                                          indices  (e.g.,   Lehman  Brothers
                                                                          U.S.   Corporate   High  Yield  2%
                                                                          Issuer  Cap  Index  and   others),
                                                                          certain   customized  indices  and
                                                                          certain fund industry peer groups.
------------------------------------- ----------------------------------- -----------------------------------

The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.


(c) Ownership of Securities see attached list of insurance products offered by MetLife.


                                                                                                                    OVER
 PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- ------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Jeff Gary             X
Scott Amero           X

                           Met Investors Series Trust
                     Legg Mason Aggressive Growth Portfolio
                            ClearBridge Advisors, LLC






                        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                              TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     --------------------------------------------------------------------------
                                 (A)                       (B)
                        REGISTERED INVESTMENT         OTHER POOLED                 (C)
  (A)(1) PORTFOLIO            COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S NAME    --------------------------  ----------------------  ----------------------
   (AS LISTED IN     NUMBER OF                   NUMBER OF     TOTAL     NUMBER OF     TOTAL
    PROSPECTUS)       ACCOUNTS    TOTAL ASSETS    ACCOUNTS     ASSETS     ACCOUNTS     ASSETS
- -------------------  ---------  ---------------  ---------  -----------  ---------  -----------
Richard Freeman          12       $12.25 Billion    2          $0.40 Billion  122,889    $12.0 Billion
Evan Bauman               0         0               0           0             0           0
                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                        ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                        RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                    PERFORMANCE OF THE ACCOUNT
                     -------------------------------------------------------
                            (A)                (B)
                         REGISTERED        OTHER POOLED
                         INVESTMENT         INVESTMENT            (C)
  (A)(1) PORTFOLIO       COMPANIES           VEHICLES        OTHER ACCOUNTS
   MANAGER'S NAME    -----------------  -----------------  -----------------
   (AS LISTED IN     NUMBER OF   TOTAL  NUMBER OF   TOTAL  NUMBER OF   TOTAL
    PROSPECTUS)       ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
- -------------------  ---------  ------  ---------  ------  ---------  ------
Richard Freeman          0        0         0        0         0        0
Evab Bauman              0        0         0        0         0        0


(a)(4)  Description of any material conflicts

Potential conflicts of interest may arise when a fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above.

The manager and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or account that provide greater overall returns to the manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the fund's portfolio manager.

(b) Compensation

CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's pre-tax investment performance against the applicable product benchmark (e.g., a securities index and, with respect to a fund, generally the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared) and its ranking among a "peer group" of non-CAM investment managers. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the firm, and 50% may be received in the form of Legg Mason restricted stock shares.


(c) Ownership of Securities see attached list of insurance products offered by MetLife.

                                                                                                                    OVER
 PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- ------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Richard Freeman        X
Evan Bauman            X



The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.


                                                         MET INVESTORS SERIES TRUST
                                                      DREMAN SMALL-CAP VALUE PORTFOLIO
                                                         DREMAN VALUE MANAGEMENT LLC
                 ---------------------------------------------------------------------------------------------------------------
(A)(1)           (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH      (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
PORTFOLIO        CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED    ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
MANAGER'S        WITHIN EACH CATEGORY                                     RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
NAME                                                                      PERFORMANCE OF THE ACCOUNT
(AS LISTED IN
PROSPECTUS)
                 ---------------------------------------------------------------------------------------------------------------
                        (A)                  (B)              (C)                (A)               (B)               (C)
                     REGISTERED         OTHER POOLED     OTHER ACCOUNTS       REGISTERED      OTHER POOLED     OTHER ACCOUNTS
                     INVESTMENT          INVESTMENT                           INVESTMENT       INVESTMENT
                     COMPANIES            VEHICLES                            COMPANIES         VEHICLES
                 ---------- -------- --------- ------- --------- -------- --------- ------- --------- ------- --------- --------
                  NUMBER OF  TOTAL   NUMBER OF  TOTAL  NUMBER OF  TOTAL   NUMBER OF  TOTAL  NUMBER OF  TOTAL  NUMBER OF  TOTAL
                  ACCOUNTS   ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- ---------------- ---------- -------- --------- ------- --------- -------- --------- ------- --------- ------- --------- --------
DAVID DREMAN          18    $ 11.7       3      $ 4.8      108    $ 2.8        0      $ 0       0       $ 0       0       $ 0
                            BILLION             MILLION           BILLION
- ---------------- ---------- -------- --------- ------- --------- -------- --------- ------- --------- ------- --------- --------
NELSON WOODARD        4     $ 3          0      $ 0        14     $ 94         0      $ 0       0       $ 0       0       $ 0
                            BILLION                               MILLION
- ---------------- ---------- -------- --------- ------- --------- -------- --------- ------- --------- ------- --------- --------

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

In addition to managing the assets of the Fund, the portfolio manager may manage other client accounts of the advisor. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

(B) COMPENSATION

The Funds have been advised that the advisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The Advisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the advisor's compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund's performance relative to its benchmark.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the advisor or they may receive stock appreciation rights which enable them to participate in the growth of the firm. The advisor's membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Investment professionals also participate in the advisor's profit sharing plan, a defined contribution plan that allows the advisor to contribute up to twenty-five percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The advisor's profit sharing plan is a non-discriminatory plan which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the advisor's profit sharing plan vest over a specified term. Finally all employees of the advisor including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

        (i) Relative ranking of the Fund's performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

        (ii) Relative performance of the Fund's performance against the pre-determined indices for the product strategy against which the Fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund's benchmark index.

        (iii) Performance of the Fund's portfolio measured through attribution analysis models which analyses the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

                (i) Ability to work well with other members of the investment professional team and mentor junior members

                (ii) Contributions to the organizational overall success with new product strategies

                (iii) Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER    NONE    $1-$10,000    $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-      OVER
                                                                                                    $1,000,000   $1,000,000
- ------------------  ------  -----------    ---------------   ----------------   -----------------   ----------   ---------------
David Dreman        XXX
- ------------------  ------  -----------    ---------------   ----------------   -----------------   ----------   ---------------
Nelson Woodard      XXX
- ------------------  ------  -----------    ---------------   ----------------   -----------------   ----------   ---------------


                                      -21-




The subadvisers have provided the Fund with the following information regarding each Portfolio's portfolio managers identified in the Fund's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

-------------------------------------------------------------------------------
                           Met Investors Series Trust
                           Strategic Growth Portfolio
                         Gallatin Asset Management, Inc.





                        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                              TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     --------------------------------------------------------------------------
                                 (A)                       (B)
                        REGISTERED INVESTMENT         OTHER POOLED                 (C)
  (A)(1) PORTFOLIO            COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S NAME    --------------------------  ----------------------  ----------------------
   (AS LISTED IN     NUMBER OF                   NUMBER OF     TOTAL     NUMBER OF     TOTAL
    PROSPECTUS)       ACCOUNTS    TOTAL ASSETS    ACCOUNTS     ASSETS     ACCOUNTS     ASSETS
- -------------------  ---------  ---------------  ---------  -----------  ---------  -----------
Mark A. Keller          0          $0                 1          $42.7    79,000(2) $10.4 billion
                                                                  million
Gregory W. Ellston      0          $0                 0          $0       70,000(2) $8 billion
Matthew R. Embleton     0          $0                 0          $0       70,000(2) $8 billion
Daniel T. Winter        0          $0                 0          $0       33,000(2) $5.6 billion


                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                        ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                        RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                    PERFORMANCE OF THE ACCOUNT
                     -------------------------------------------------------
                            (A)                (B)
                         REGISTERED        OTHER POOLED
                         INVESTMENT         INVESTMENT            (C)
  (A)(1) PORTFOLIO       COMPANIES           VEHICLES        OTHER ACCOUNTS
   MANAGER'S NAME    -----------------  -----------------  -----------------
   (AS LISTED IN     NUMBER OF   TOTAL  NUMBER OF   TOTAL  NUMBER OF   TOTAL
    PROSPECTUS)       ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
- -------------------  ---------  ------  ---------  ------  ---------  ------
Mark A. Keller          0        N/A       0        N/A       0        N/A
Gregory W. Ellston      0        N/A       0        N/A       0        N/A
Matthew R. Embleton     0        N/A       0        N/A       0        N/A
Daniel T. Winter        0        N/A       0        N/A       0        N/A

---- ----------- -------- ----------- -------------
(2) Number of other accounts is approximate and includes individually managed wrap fee accounts.


(a)(4)  Description of any material conflicts(3)

As part of its compliance program, Gallatin has adopted policies and procedures that seek to address potential conflicts of interest. The firm's compliance program and code of ethics is designed to detect and prevent violations and ensure that all client accounts are treated equitably over time and protect against potential incentives that may favor one account over another.

Gallatin has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nonetheless, Gallatin or an affiliate furnishes investment management and brokerage services to numerous clients in addition to the Portfolios. In managing multiple portfolios, certain potential conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more portfolio or other accounts.

Gallatin has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. A portfolio manager who is responsible for managing multiple portfolios may devote unequal time and attention to the management of those accounts. The effects of this potential conflict may be more pronounced where accounts overseen by a particular portfolio manager have different investment strategies. Portfolio managers have the responsibility to determine which broker-dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. Gallatin may be limited by the client with respect to the selection of broker-dealers or may be instructed to direct trades through a particular broker for its separate accounts. In these cases, Gallatin may place separate, non-simultaneous transactions for a portfolio and another account, which could temporarily affect the market price of the security or the execution of the transaction, possibly to the detriment of the portfolio, or its other accounts. When Gallatin believes it is desirable, appropriate, and feasible to purchase the same security for a number of client accounts at the same time, Gallatin will aggregate its clients' orders, in a way that seeks to obtain the most favorable executions in terms of the price at which the security is purchased or sold, the costs of executions and the efficiency of the processing of the transactions. Portfolio managers may choose to execute orders with an affiliated broker-dealer if it believes it can obtain a more favorable net price for the Portfolio and other clients. Each account that participates in an aggregated order will participate at the average net unit price.


(b) Compensation(4)

Gallatin seeks to maintain a highly competitive compensation program designed to attract and retain qualified investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. The principal components of compensation for portfolio managers include a base salary, annual bonus, annual discretionary merit bonus, and various retirement benefits.

Base Salary. Generally, portfolio managers receive a base compensation which is determined by their position, tenure and responsibilities with the firm.

Annual Bonus. Portfolio managers are eligible to receive an annual bonus through participation in a firm-wide bonus pool. The bonus pool is funded based on a formula that encompasses firm-wide profit levels and revenue levels. Bonus points entitle the portfolio manager to a proportionate share of the funded bonus pool. This formula is designed to align the interests of the entire organization. Portfolio managers are awarded additional discretionary participation points in the bonus pool prior to the start of the fiscal year. The number of additional bonus points a portfolio manager receives is based on a number of subjective factors that include: individual job performance, leadership, organizational development and overall contribution to the firm.

Annual Merit Bonus. Portfolio managers may also be eligible for a merit award, which is based on attainment of professional goals and demonstrated extraordinary accomplishment during the year. The merit award is a combination of cash and restricted stock. Restricted stock will generally vest over a period of four years. Gallatin believes restricted stock is a valuable form of compensation to attract and retain employees.

Special Merit Stock. Portfolio managers may also be eligible for an additional merit award in the form of A.G. Edwards restricted stock. Annually, the A.G. Edwards Board of Directors may elect to fund a Special Merit Bonus pool, based upon firm-wide profit levels. Officers are awarded additional shares from this pool based upon extraordinary accomplishment during the year.

Long-term Equity-based Compensation. Vice Presidents of Gallatin are awarded restricted stock or options to purchase common shares of A.G. Edwards, Inc. stock in an amount equal to 15% of their annual bonus. Awards of such equity-based compensation typically vest over a three year period, as to create additional long-term incentives to retain key employees.

Retirement and Benefit Plan. Employees of Gallatin are eligible to participate in A.G. Edwards' retirement plans which include both a 401(k) and Excess Profit-Sharing Plan.



(c) Ownership of Securities(5) see attached list of insurance products offered by MetLife.



                                                                                                                    OVER
 PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- ------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Mark Keller           X
Gregory W. Ellston    X
Matthew R. Embleton   X
Daniel T. Winter      X

The subadvisers have provided the Fund with the following information regarding each Portfolio's portfolio managers identified in the Fund's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

-------------------------------------------------------------------------------
                           Met Investors Series Trust
                      Strategic Growth and Income Portfolio
                         Gallatin Asset Management, Inc.




                        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                              TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     --------------------------------------------------------------------------
                                 (A)                       (B)
                        REGISTERED INVESTMENT         OTHER POOLED                 (C)
  (A)(1) PORTFOLIO            COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S NAME    --------------------------  ----------------------  ----------------------
   (AS LISTED IN     NUMBER OF                   NUMBER OF     TOTAL     NUMBER OF     TOTAL
    PROSPECTUS)       ACCOUNTS    TOTAL ASSETS    ACCOUNTS     ASSETS     ACCOUNTS     ASSETS
- -------------------  ---------  ---------------  ---------  -----------  ---------  -----------
Mark A. Keller          0          $0                 1          $42.7    79,000(2) $10.4 billion
                                                                  million
Gregory W. Ellston      0          $0                 0          $0       70,000(2) $8 billion
Matthew R. Embleton     0          $0                 0          $0       70,000(2) $8 billion
Daniel T. Winter        0          $0                 0          $0       33,000(2) $5.6 billion


                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                        ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                        RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                    PERFORMANCE OF THE ACCOUNT
                     -------------------------------------------------------
                            (A)                (B)
                         REGISTERED        OTHER POOLED
                         INVESTMENT         INVESTMENT            (C)
  (A)(1) PORTFOLIO       COMPANIES           VEHICLES        OTHER ACCOUNTS
   MANAGER'S NAME    -----------------  -----------------  -----------------
   (AS LISTED IN     NUMBER OF   TOTAL  NUMBER OF   TOTAL  NUMBER OF   TOTAL
    PROSPECTUS)       ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
- -------------------  ---------  ------  ---------  ------  ---------  ------
Mark A. Keller          0        N/A       0        N/A       0        N/A
Gregory W. Ellston      0        N/A       0        N/A       0        N/A
Matthew R. Embleton     0        N/A       0        N/A       0        N/A
Daniel T. Winter        0        N/A       0        N/A       0        N/A

---------------------------------------------------------------------------
(2) Number of other accounts is approximate and includes individually managed wrap fee accounts.


(a)(4)  Description of any material conflicts(8)

As part of its compliance program, Gallatin has adopted policies and procedures that seek to address potential conflicts of interest. The firm's compliance program and code of ethics is designed to detect and prevent violations and ensure that all client accounts are treated equitably over time and protect against potential incentives that may favor one account over another.

Gallatin has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nonetheless, Gallatin or an affiliate furnishes investment management and brokerage services to numerous clients in addition to the Portfolios. In managing multiple portfolios, certain potential conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more portfolio or other accounts.

Gallatin has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. A portfolio manager who is responsible for managing multiple portfolios may devote unequal time and attention to the management of those accounts. The effects of this potential conflict may be more pronounced where accounts overseen by a particular portfolio manager have different investment strategies. Portfolio managers have the responsibility to determine which broker-dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. Gallatin may be limited by the client with respect to the selection of broker-dealers or may be instructed to direct trades through a particular broker for its separate accounts. In these cases, Gallatin may place separate, non-simultaneous transactions for a portfolio and another account, which could temporarily affect the market price of the security or the execution of the transaction, possibly to the detriment of the portfolio, or its other accounts. When Gallatin believes it is desirable, appropriate, and feasible to purchase the same security for a number of client accounts at the same time, Gallatin will aggregate its clients' orders, in a way that seeks to obtain the most favorable executions in terms of the price at which the security is purchased or sold, the costs of executions and the efficiency of the processing of the transactions. Portfolio managers may choose to execute orders with an affiliated broker-dealer if it believes it can obtain a more favorable net price for the Portfolio and other clients. Each account that participates in an aggregated order will participate at the average net unit price.


(b) Compensation(9)

Gallatin seeks to maintain a highly competitive compensation program designed to attract and retain qualified investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. The principal components of compensation for portfolio managers include a base salary, annual bonus, annual discretionary merit bonus, and various retirement benefits.

Base Salary. Generally, portfolio managers receive a base compensation which is determined by their position, tenure and responsibilities with the firm.

Annual Bonus. Portfolio managers are eligible to receive an annual bonus through participation in a firm-wide bonus pool. The bonus pool is funded based on a formula that encompasses firm-wide profit levels and revenue levels. Bonus points entitle the portfolio manager to a proportionate share of the funded bonus pool. This formula is designed to align the interests of the entire organization. Portfolio managers are awarded additional discretionary participation points in the bonus pool prior to the start of the fiscal year. The number of additional bonus points a portfolio manager receives is based on a number of subjective factors that include: individual job performance, leadership, organizational development and overall contribution to the firm.

Annual Merit Bonus. Portfolio managers may also be eligible for a merit award, which is based on attainment of professional goals and demonstrated extraordinary accomplishment during the year. The merit award is a combination of cash and restricted stock. Restricted stock will generally vest over a period of four years. Gallatin believes restricted stock is a valuable form of compensation to attract and retain employees.

Special Merit Stock. Portfolio managers may also be eligible for an additional merit award in the form of A.G. Edwards restricted stock. Annually, the A.G. Edwards Board of Directors may elect to fund a Special Merit Bonus pool, based upon firm-wide profit levels. Officers are awarded additional shares from this pool based upon extraordinary accomplishment during the year.

Long-term Equity-based Compensation. Vice Presidents of Gallatin are awarded restricted stock or options to purchase common shares of A.G. Edwards, Inc. stock in an amount equal to 15% of their annual bonus. Awards of such equity-based compensation typically vest over a three year period, as to create additional long-term incentives to retain key employees.

Retirement and Benefit Plan. Employees of Gallatin are eligible to participate in A.G. Edwards' retirement plans which include both a 401(k) and Excess Profit-Sharing Plan.


(c) Ownership of Securities(10) see attached list of insurance products offered by MetLife.


                                                                                                                    OVER
 PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- ------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Mark Keller           X
Gregory W. Ellston    X
Matthew R. Embleton   X
Daniel T. Winter      X

The subadvisers have provided the Fund with the following information regarding each Portfolio's portfolio managers identified in the Fund's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

-------------------------------------------------------------------------------
                           Met Investors Series Trust
                     Strategic Conservative Growth Portfolio
                         Gallatin Asset Management, Inc.



                        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                              TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     --------------------------------------------------------------------------
                                 (A)                       (B)
                        REGISTERED INVESTMENT         OTHER POOLED                 (C)
  (A)(1) PORTFOLIO            COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S NAME    --------------------------  ----------------------  ----------------------
   (AS LISTED IN     NUMBER OF                   NUMBER OF     TOTAL     NUMBER OF     TOTAL
    PROSPECTUS)       ACCOUNTS    TOTAL ASSETS    ACCOUNTS     ASSETS     ACCOUNTS     ASSETS
- -------------------  ---------  ---------------  ---------  -----------  ---------  -----------
Mark A. Keller          0          $0                 1          $42.7    79,000(2) $10.4 billion
                                                                  million
Gregory W. Ellston      0          $0                 0          $0       70,000(2) $8 billion
Matthew R. Embleton     0          $0                 0          $0       70,000(2) $8 billion
Daniel T. Winter        0          $0                 0          $0       33,000(2) $5.6 billion


                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                        ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                        RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                    PERFORMANCE OF THE ACCOUNT
                     -------------------------------------------------------
                            (A)                (B)
                         REGISTERED        OTHER POOLED
                         INVESTMENT         INVESTMENT            (C)
  (A)(1) PORTFOLIO       COMPANIES           VEHICLES        OTHER ACCOUNTS
   MANAGER'S NAME    -----------------  -----------------  -----------------
   (AS LISTED IN     NUMBER OF   TOTAL  NUMBER OF   TOTAL  NUMBER OF   TOTAL
    PROSPECTUS)       ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
- -------------------  ---------  ------  ---------  ------  ---------  ------
Mark A. Keller          0        N/A       0        N/A       0        N/A
Gregory W. Ellston      0        N/A       0        N/A       0        N/A
Matthew R. Embleton     0        N/A       0        N/A       0        N/A
Daniel T. Winter        0        N/A       0        N/A       0        N/A

----- -------- ----------- -------------
(2) Number of other accounts is approximate and includes individually managed wrap fee accounts.

(a)(4)  Description of any material conflicts(13)

As part of its compliance program, Gallatin has adopted policies and procedures that seek to address potential conflicts of interest. The firm's compliance program and code of ethics is designed to detect and prevent violations and ensure that all client accounts are treated equitably over time and protect against potential incentives that may favor one account over another.

Gallatin has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nonetheless, Gallatin or an affiliate furnishes investment management and brokerage services to numerous clients in addition to the Portfolios. In managing multiple portfolios, certain potential conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more portfolio or other accounts.

Gallatin has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. A portfolio manager who is responsible for managing multiple portfolios may devote unequal time and attention to the management of those accounts. The effects of this potential conflict may be more pronounced where accounts overseen by a particular portfolio manager have different investment strategies. Portfolio managers have the responsibility to determine which broker-dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. Gallatin may be limited by the client with respect to the selection of broker-dealers or may be instructed to direct trades through a particular broker for its separate accounts. In these cases, Gallatin may place separate, non-simultaneous transactions for a portfolio and another account, which could temporarily affect the market price of the security or the execution of the transaction, possibly to the detriment of the portfolio, or its other accounts. When Gallatin believes it is desirable, appropriate, and feasible to purchase the same security for a number of client accounts at the same time, Gallatin will aggregate its clients' orders, in a way that seeks to obtain the most favorable executions in terms of the price at which the security is purchased or sold, the costs of executions and the efficiency of the processing of the transactions. Portfolio managers may choose to execute orders with an affiliated broker-dealer if it believes it can obtain a more favorable net price for the Portfolio and other clients. Each account that participates in an aggregated order will participate at the average net unit price.

(b) Compensation(14)

Gallatin seeks to maintain a highly competitive compensation program designed to attract and retain qualified investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. The principal components of compensation for portfolio managers include a base salary, annual bonus, annual discretionary merit bonus, and various retirement benefits.

Base Salary. Generally, portfolio managers receive a base compensation which is determined by their position, tenure and responsibilities with the firm.

Annual Bonus. Portfolio managers are eligible to receive an annual bonus through participation in a firm-wide bonus pool. The bonus pool is funded based on a formula that encompasses firm-wide profit levels and revenue levels. Bonus points entitle the portfolio manager to a proportionate share of the funded bonus pool. This formula is designed to align the interests of the entire organization. Portfolio managers are awarded additional discretionary participation points in the bonus pool prior to the start of the fiscal year. The number of additional bonus points a portfolio manager receives is based on a number of subjective factors that include: individual job performance, leadership, organizational development and overall contribution to the firm.

Annual Merit Bonus. Portfolio managers may also be eligible for a merit award, which is based on attainment of professional goals and demonstrated extraordinary accomplishment during the year. The merit award is a combination of cash and restricted stock. Restricted stock will generally vest over a period of four years. Gallatin believes restricted stock is a valuable form of compensation to attract and retain employees.

Special Merit Stock. Portfolio managers may also be eligible for an additional merit award in the form of A.G. Edwards restricted stock. Annually, the A.G. Edwards Board of Directors may elect to fund a Special Merit Bonus pool, based upon firm-wide profit levels. Officers are awarded additional shares from this pool based upon extraordinary accomplishment during the year.

Long-term Equity-based Compensation. Vice Presidents of Gallatin are awarded restricted stock or options to purchase common shares of A.G. Edwards, Inc. stock in an amount equal to 15% of their annual bonus. Awards of such equity-based compensation typically vest over a three year period, as to create additional long-term incentives to retain key employees.

Retirement and Benefit Plan. Employees of Gallatin are eligible to participate in A.G. Edwards' retirement plans which include both a 401(k) and Excess Profit-Sharing Plan.

(c) Ownership of Securities(15) see attached list of insurance products offered by MetLife.



                                                                                                                    OVER
 PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- ------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Mark Keller           X
Gregory W. Ellston    X
Matthew R. Embleton   X
Daniel T. Winter      X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.





                           MET INVESTORS SERIES TRUST
                            LAZARD MID-CAP PORTFOLIO
                            LAZARD ASSET MANAGEMENT.



                                  (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                                        TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                            --------------------------------------------------------------------------------

                                        (A)                       (B)
                               REGISTERED INVESTMENT         OTHER POOLED                      (C)
                                     COMPANIES            INVESTMENT VEHICLES            OTHER ACCOUNTS
     (A)(1) PORTFOLIO       --------------------------  -----------------------  ---------------------------
      MANAGER'S NAME         NUMBER                      NUMBER                   NUMBER
       (AS LISTED IN           OF           TOTAL          OF         TOTAL         OF           TOTAL
        PROSPECTUS)         ACCOUNTS       ASSETS       ACCOUNTS     ASSETS      ACCOUNTS       ASSETS
- --------------------------  --------  ----------------  --------  -------------  --------  -----------------
Christopher Blake               6     3,317,801,957.53    2       55,208,186.37     90      1,863,129,560.37
Gary Buesser                    6     3,317,801,957.53    2       55,208,186.37     87      1,525,655,324.82
Robert A. Failla                6     3,317,801,957.53    2       55,208,186.37     84      1,139,540,137.58
Andrew D. Lacey                12     3,587,586,170.13    6       79,336,433.92   1258     12,434,101,835.74

                                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                              ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                            WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                            -----------------------------------------------------------------
                                         (A)                (B)
                                     REGISTERED        OTHER POOLED
                                     INVESTMENT         INVESTMENT            (C)
                                      COMPANIES          VEHICLES       OTHER ACCOUNTS
     (A)(1) PORTFOLIO              ----------------  ----------------  ----------------
      MANAGER'S NAME                NUMBER            NUMBER            NUMBER
       (AS LISTED IN                  OF      TOTAL     OF      TOTAL     OF      TOTAL
        PROSPECTUS)                ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- --------------------------         --------  ------  --------  ------  --------  ------
Christopher Blake                      0       $ 0               $ 0               $ 0
Gary Buesser                           0       $ 0               $ 0               $ 0
Robert A. Failla                       0       $ 0               $ 0               $ 0
Andrew D. Lacey                        0       $ 0               $ 0               $ 0

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
- -----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
Christopher Blake   X
Gary Buesser        X
Robert A. Failla    X
Andrew D. Lacey     X

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS

Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (E.G., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

(C) COMPENSATION

Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Fund. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors:
(i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts;
(iii) ability and willingness to develop and share ideas on a team basis; and
(iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

In addition, effective May 4, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                        LEGG MASON VALUE EQUITY PORTFOLIO
                       LEGG MASON CAPITAL MANAGEMENT, INC.

                  (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                        TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  --------------------------------------------------------------------

                             (A)                     (B)
                    REGISTERED INVESTMENT       OTHER POOLED               (C)
                          COMPANIES          INVESTMENT VEHICLES     OTHER ACCOUNTS
(A)(1) PORTFOLIO  -----------------------  ---------------------  --------------------
 MANAGER'S NAME     NUMBER                   NUMBER                  NUMBER
  (AS LISTED IN       OF        TOTAL          OF        TOTAL         OF      TOTAL
   PROSPECTUS)     ACCOUNTS     ASSETS      ACCOUNTS    ASSETS      ACCOUNTS  ASSETS
- ----------------   --------  ------------   --------  ----------    --------  ------
Mary Chris Gay*        6     $2.4 billion      16     $8 billion                 $

                        (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                    ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                  WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                  -----------------------------------------------------------------
                          (A)                  (B)
                      REGISTERED          OTHER POOLED
                      INVESTMENT           INVESTMENT                (C)
                       COMPANIES            VEHICLES           OTHER ACCOUNTS
(A)(1) PORTFOLIO   ----------------  ---------------------  --------------------
 MANAGER'S NAME     NUMBER            NUMBER                 NUMBER
  (AS LISTED IN       OF      TOTAL     OF        TOTAL        OF        TOTAL
   PROSPECTUS)     ACCOUNTS  ASSETS  ACCOUNTS     ASSETS    ACCOUNTS    ASSETS
- ----------------   --------  ------  --------  -----------  --------  ----------
Mary Chris Gay*    1     $289million

*Bill Miller, Chief Investment Officer of Legg Mason Capital Management, Inc. ("LMCM"), manages a master portfolio that serves as a model for the Fund. Ms. Gay, however, is solely responsible for the day-to-day management of the Fund and for implementing the investment strategies pursued by the master portfolio, subject to the Fund's investment objectives, restrictions, cash flows, and other considerations.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

          The fact that the Portfolio Manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the Portfolio Manager may decide to purchase or sell the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, the Portfolio Manager will generally combine client orders (i.e., enter a "bunched" order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order. The investment manager may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

          In the opinion of the investment manager for the Fund, the Portfolio Manager's simultaneous management of the Fund and other accounts does not create any material conflicts of interests.

(B) COMPENSATION

          The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager's contribution to the investment manager's research process, and trends in industry compensation levels and practices.

          The Portfolio Manager is also eligible to receive stock options from Legg Mason based upon an assessment of the Portfolio Manager's contribution to the success of the company, as well employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                            $500,001-     OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $1,000,000  $1,000,000
- -----------------  ----  ----------  ---------------  ----------------  -----------------  ----------  ----------
Mary Chris Gay       X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                      GOLDMAN SACHS MID CAP VALUE PORTFOLIO
                      GOLDMAN SACHS ASSET MANAGEMENT, L.P.


                    (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
                      THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                   -------------------------------------------------------------------
                             (A)                    (B)
                         REGISTERED            OTHER POOLED
                         INVESTMENT             INVESTMENT                (C)
(A)(1) PORTFOLIO          COMPANIES              VEHICLES            OTHER ACCOUNTS
 MANAGER'S NAME    ---------------------   --------------------   --------------------
 (AS LISTED IN     NUMBER OF     TOTAL     NUMBER OF     TOTAL    NUMBER OF     TOTAL
   PROSPECTUS)      ACCOUNTS     ASSETS     ACCOUNTS    ASSETS     ACCOUNTS    ASSETS
- ----------------   ---------   ---------   ---------   --------   ---------   --------
Eileen Rominger        27      $13.2 bil       2       $290 mil      302      $6.8 bil
Andy Braun             19      $10.4 bil       2       $290 mil      271      $6.0 bil

                     (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
                    AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE
                        ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                   ----------------------------------------------------------------
                           (A)                   (B)
                       REGISTERED           OTHER POOLED
                       INVESTMENT            INVESTMENT                (C)
(A)(1) PORTFOLIO        COMPANIES             VEHICLES            OTHER ACCOUNTS
 MANAGER'S NAME    ------------------   --------------------   --------------------
 (AS LISTED IN     NUMBER OF    TOTAL   NUMBER OF     TOTAL    NUMBER OF     TOTAL
   PROSPECTUS)      ACCOUNTS   ASSETS    ACCOUNTS    ASSETS     ACCOUNTS    ASSETS
- ----------------   ---------   ------   ---------   --------   ---------   --------
Eileen Rominger        0         $0         2       $290 mil       2       $229 mil
Andy Braun             0         $0         2       $290 mil       1       $112 mil

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Goldman Sachs Asset Management, L.P. ("GSAM")'s s Portfolio Managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A Portfolio Mnager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for compliance with these policies.

(B) COMPENSATION

GSAM and the GSAM Value Team's (the "Value Team") compensation package for its portfolio mangers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. Anticipated compensation levels among competitor firms may also be considered, but is not a principal factor.

The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

     .    Individual performance (relative, absolute)

     .    Team Performance (relative, absolute)

     .    Consistent performance that aligns with clients' objectives

     .    Achievement of top rankings (relative and competitive)

The investment performance mentioned above is considered only on a pre-tax basis. As it relates to relative performance, the benchmark for this Fund is the Russell Mid Cap Value Index. As mentioned above, performance is measured on a 3 year basis.

Other Compensation. In addition to base salary and performance bonus, GSAM has a
- -------------------
number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman, Sachs & Co.'s overall financial performance.

(C) OWNERSHIP OF SECURITIES(i) SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- -----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Eileen Rominger    X
Andy Braun         X

DUE TO GSAM'S INTERNAL POLICIES, GSAM PORTFOLIO MANAGERS ARE GENERALLY PROHIBITED FROM PURCHASING SHARES OF SUB-ADVISED FUNDS FOR WHICH THEY HAVE PRIMARY RESPONSIBILITY.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                     HARRIS OAKMARK INTERNATIONAL PORTFOLIO
                             HARRIS ASSOCIATES L.P.



                         (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                       AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  ----------------------------------------------------------------------------

                             (A)                       (B)
                    REGISTERED INVESTMENT         OTHER POOLED                    (C)
                          COMPANIES            INVESTMENT VEHICLES          OTHER ACCOUNTS
(A)(1) PORTFOLIO  ------------------------  ------------------------  ------------------------
 MANAGER'S NAME    NUMBER                    NUMBER                    NUMBER
   (AS LISTED        OF          TOTAL         OF          TOTAL         OF          TOTAL
 IN PROSPECTUS)   ACCOUNTS      ASSETS      ACCOUNTS      ASSETS      ACCOUNTS      ASSETS
- ----------------  --------  --------------  --------  --------------  --------  --------------
David G. Herro        6     $8,557,635,241      4     $4,914,778,412     14     $2,753,683,058
Robert A. Taylor      2     $2,346,444,340      4     $4,045,361,008      8     $1,146,150,220

                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                      ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS
                        WITH RESPECT TO WHICH THE ADVISORY FEE IS
                         BASED ON THE PERFORMANCE OF THE ACCOUNT
                  ----------------------------------------------------
                         (A)               (B)
                     REGISTERED       OTHER POOLED
                     INVESTMENT        INVESTMENT            (C)
                      COMPANIES         VEHICLES       OTHER ACCOUNTS
(A)(1) PORTFOLIO  ----------------  ----------------  ----------------
 MANAGER'S NAME    NUMBER            NUMBER            NUMBER
   (AS LISTED        OF      TOTAL     OF      TOTAL     OF      TOTAL
 IN PROSPECTUS)   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- ----------------  --------  ------  --------  ------  --------  ------
David G. Herro        0        $0       0       $0        0       $0
Robert A. Taylor      0        $0       0       $0        0       $0

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- -----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
David G. Herro      X
Robert A. Taylor    X

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, the Adviser makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is the Adviser's policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis.

The Adviser has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

(C) COMPENSATION

David G. Herro and Robert A. Taylor are portfolio managers of the Harris Oakmark International Fund (the "Fund"). Each of the portfolio managers is an employee of Harris Associates L.P. (the "Firm"), a subadviser to the Portfolio. The portfolio managers are compensated solely by the Firm. Compensation for each of the portfolio managers is based on the Firm's assessment of the individual's long-term contribution to the investment success of the firm and is structured as follows:

     (1) Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

     (2) Participation in a discretionary bonus pool. A discretionary bonus pool for each of the Firm's domestic and international investment groups is divided among the senior level employees of each group and is paid annually.

     (3) Participation in a long-term compensation plan that provides current compensation to certain key employees of the Firm and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

The determination of the amount of each portfolio manager's participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of the Firm's domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers' compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Lehman (60% S&P500 and 40% Lehman Bond Index), Morgan Stanley Capital International EAFE (Europe, Australasia Far East) Index, and the Firm's approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over one and three-year periods and on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Firm in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst's contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst's investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual's other contributions to the Firm, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.





                           MET INVESTORS SERIES TRUST
                      JANUS CAPITAL APPRECIATION PORTFOLIO
                          JANUS CAPITAL MANAGEMENT LLC

                    (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                         TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                 -------------------------------------------------------------------------
                            (A)                      (B)
     (A)(1)        REGISTERED INVESTMENT         OTHER POOLED                 (C)
   PORTFOLIO             COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S     -------------------------  ----------------------  ----------------------
     NAME         NUMBER                     NUMBER                  NUMBER
 (AS LISTED IN      OF                         OF                      OF
  PROSPECTUS)    ACCOUNTS    TOTAL ASSETS   ACCOUNTS  TOTAL ASSETS  ACCOUNTS  TOTAL ASSETS
- ---------------  --------  ---------------  --------  ------------  --------  ------------
Scott Schoelzel     14     $14,967,221,942      1      $35,853,406     11     $167,783,944

                   (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS AND THE
                   TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY FEE IS
                                  BASED ON THE PERFORMANCE OF THE ACCOUNT
                 -------------------------------------------------------------------------
                            (A)                      (B)
     (A)(1)        REGISTERED INVESTMENT         OTHER POOLED                 (C)
   PORTFOLIO             COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S     -------------------------  ----------------------  ----------------------
     NAME         NUMBER                     NUMBER                  NUMBER
 (AS LISTED IN      OF                         OF                      OF
  PROSPECTUS)    ACCOUNTS    TOTAL ASSETS   ACCOUNTS  TOTAL ASSETS  ACCOUNTS  TOTAL ASSETS
- ---------------  --------  ---------------  --------  ------------  --------  ------------
Scott Schoelzel      0            $0            0          $0           0          $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

(B) COMPENSATION

The following describes the structure and method of calculating the portfolio manager's compensation as of December 31, 2005.

The portfolio manager is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund's Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                        $10,001-   $50,001-   $100,001-    $500,001-      OVER
PORTFOLIO MANAGER   NONE   $1-$10,000    $50,000   $100,000    $500,000   $1,000,000   $1,000,000
- -----------------   ----   ----------   --------   --------   ---------   ----------   ----------
Scott Schoelzel       X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                      LORD ABBETT BOND DEBENTURE PORTFOLIO
                             LORD, ABBETT & CO. LLC



                         (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
                          THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                       -------------------------------------------------------------------
                                (A)
                             REGISTERED                 (B)
                             INVESTMENT            OTHER POOLED                (C)
  (A)(1) PORTFOLIO           COMPANIES          INVESTMENT VEHICLES      OTHER ACCOUNTS
   MANAGER'S NAME      ---------------------   --------------------   --------------------
   (AS LISTED IN       NUMBER OF     TOTAL     NUMBER OF    TOTAL     NUMBER OF    TOTAL
    PROSPECTUS)         ACCOUNTS     ASSETS     ACCOUNTS    ASSETS     ACCOUNTS    ASSETS
- --------------------   ---------   ---------   ---------   --------   ---------   --------
CHRISTOPHER J. TOWLE       13      $10,731.9       3       $1,165.9     5,356     $2,265.6

                          (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                       ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT
                        TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF
                                               THE ACCOUNT
                       ------------------------------------------------------------
                              (A)                   (B)
                           REGISTERED          OTHER POOLED
                           INVESTMENT           INVESTMENT               (C)
  (A)(1) PORTFOLIO         COMPANIES             VEHICLES          OTHER ACCOUNTS
   MANAGER'S NAME      ------------------   ------------------   ------------------
   (AS LISTED IN       NUMBER OF    TOTAL   NUMBER OF    TOTAL   NUMBER OF    TOTAL
    PROSPECTUS)         ACCOUNTS   ASSETS    ACCOUNTS   ASSETS    ACCOUNTS   ASSETS
- --------------------   ---------   ------   ---------   ------   ---------   ------
CHRISTOPHER J. TOWLE       0         $0         0         $0         0         $0

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                      OVER
  PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- --------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
CHRISTOPHER J. TOWLE  X

                           MET INVESTORS SERIES TRUST
                         LORD GROWTH & INCOME PORTFOLIO
                             LORD, ABBETT & CO. LLC


                      (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                        AND THE TOTAL ASSETS IN MILLIONS IN THE ACCOUNTS MANAGED
                                          WITHIN EACH CATEGORY
                    ----------------------------------------------------------------
                             (A)                   (B)
                         REGISTERED           OTHER POOLED
                         INVESTMENT            INVESTMENT               (C)
                          COMPANIES             VEHICLES           OTHER ACCOUNTS
 (A)(1) PORTFOLIO   --------------------   -----------------   ---------------------
  MANAGER'S NAME     NUMBER                 NUMBER              NUMBER
  (AS LISTED IN        OF         TOTAL       OF       TOTAL      OF         TOTAL
   PROSPECTUS)      ACCOUNTS     ASSETS    ACCOUNTS   ASSETS   ACCOUNTS     ASSETS
- -----------------   --------   ---------   --------   ------   --------   ----------
ELI SALZMANN           12      $22,003.5      10      $794.3    51,040*   $18,334.4*
SHOLOM DINSKY          12      $22,003.5      10      $794.3    51,040*   $18,334.4*

                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                    ACCOUNTS AND THE TOTAL ASSETS IN MILLIONS IN THE ACCOUNTS
                     WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                    PERFORMANCE OF THE ACCOUNT
                    ---------------------------------------------------------
                            (A)                 (B)
                        REGISTERED         OTHER POOLED
                        INVESTMENT          INVESTMENT             (C)
                         COMPANIES           VEHICLES         OTHER ACCOUNTS
 (A)(1) PORTFOLIO   -----------------   -----------------   -----------------
  MANAGER'S NAME     NUMBER              NUMBER              NUMBER
  (AS LISTED IN        OF       TOTAL      OF       TOTAL      OF       TOTAL
   PROSPECTUS)      ACCOUNTS   ASSETS   ACCOUNTS   ASSETS   ACCOUNTS   ASSETS
- -----------------   --------   ------   --------   ------   --------   ------
ELI SALZMANN            0        $0         0        $0         0        $0
SHOLOM DINSKY           0        $0         0        $0         0        $0

* Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $214 million in total assets.

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

  PORTFOLIO                                                         $100,001-   $500,001-     OVER
   MANAGER     NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000   $500,000  $1,000,000  $1,000,000
- -------------  ----  ----------  ---------------  ----------------  ---------  ----------  ----------
ELI SALZMANN   X
SHOLOM DINSKY  X

                           MET INVESTORS SERIES TRUST
                          LORD MID-CAP VALUE PORTFOLIO
                             LORD, ABBETT & CO. LLC


                        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                        AND THE TOTAL ASSETS MILLIONS IN THE ACCOUNTS MANAGED WITHIN
                                               EACH CATEGORY
                      ---------------------------------------------------------------
                                (A)
                            REGISTERED              (B)
                            INVESTMENT          OTHER POOLED              (C)
                            COMPANIES       INVESTMENT VEHICLES    OTHER ACCOUNTS
  (A)(1) PORTFOLIO     -------------------  -------------------  ------------------
   MANAGER'S NAME       NUMBER                 NUMBER              NUMBER
    (AS LISTED IN         OF        TOTAL        OF      TOTAL       OF      TOTAL
     PROSPECTUS)       ACCOUNTS    ASSETS     ACCOUNTS  ASSETS    ACCOUNTS  ASSETS
- --------------------   --------  ---------    --------  ------    --------  --------
EDWARD VON DER LINDE      11     $  14,806        1     $ 64.1      5,486   $2,852.8
HOWARD HANSEN             12     $16,712.9        2     $156.5      5,493*  $3,501.1*

                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
                       AND THE TOTAL ASSETS IN MILLIONS IN THE ACCOUNTS WITH RESPECT
                        TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE
                                                  ACCOUNT
                      ---------------------------------------------------------------
                                    (A)               (B)
                                REGISTERED       OTHER POOLED
                                INVESTMENT        INVESTMENT          (C)
                                 COMPANIES         VEHICLES      OTHER ACCOUNTS
  (A)(1) PORTFOLIO          ----------------  ----------------  ----------------
   MANAGER'S NAME            NUMBER            NUMBER            NUMBER
    (AS LISTED IN              OF      TOTAL     OF      TOTAL     OF      TOTAL
     PROSPECTUS)            ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- --------------------        --------  ------  --------  ------  --------  ------
EDWARD VON DER LINDE                  $       $         $                 $
HOWARD HANSEN                         $       $         $                 $

* Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $435 million in total assets.

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                       OVER
  PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- --------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ------------
EDWARD VON DER LINDE  X
HOWARD HANSEN         X

                           MET INVESTORS SERIES TRUST
                      LORD ABBETT AMERICA'S VALUE PORTFOLIO
                             LORD, ABBETT & CO. LLC


                            (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN
                           EACH CATEGORY AND THE TOTAL ASSETS IN MILLIONS IN
                               THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                      -----------------------------------------------------------
                               (A)                 (B)
                           REGISTERED         OTHER POOLED
                           INVESTMENT          INVESTMENT              (C)
                            COMPANIES           VEHICLES         OTHER ACCOUNTS
  (A)(1) PORTFOLIO    -------------------  ------------------  ------------------
   MANAGER'S NAME      NUMBER               NUMBER              NUMBER
     (AS LISTED          OF        TOTAL      OF       TOTAL      OF       TOTAL
   IN PROSPECTUS)     ACCOUNTS    ASSETS   ACCOUNTS   ASSETS   ACCOUNTS   ASSETS
- --------------------  --------  ---------  --------  --------  --------  --------
EDWARD VON DER LINDE     11     $15,076.4      1     $   64.1    5,486   $2,852.8
CHRISTOPHER J. TOWLE     13     $12,256.7      3     $1,165.9    5,356   $2,265.6

                        (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER
                       OF ACCOUNTS AND THE TOTAL ASSETS IN MILLIONS IN THE
                       ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY FEE IS
                             BASED ON THE PERFORMANCE OF THE ACCOUNT
                      ----------------------------------------------------
                             (A)               (B)
                         REGISTERED       OTHER POOLED
                         INVESTMENT        INVESTMENT            (C)
                          COMPANIES         VEHICLES       OTHER ACCOUNTS
  (A)(1) PORTFOLIO    ----------------  ----------------  ----------------
   MANAGER'S NAME      NUMBER            NUMBER            NUMBER
     (AS LISTED          OF      TOTAL     OF      TOTAL     OF      TOTAL
   IN PROSPECTUS)     ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- --------------------  --------  ------  --------  ------  --------  ------
EDWARD VON DER LINDE      0        $0       0       $0        0       $0
CHRISTOPHER J. TOWLE      0        $0       0       $0        0       $0

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                      OVER
  PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- --------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
EDWARD VON DER LINDE    X
CHRISTOPHER J. TOWLE    X

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS

Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolios and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolios. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolios. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts referenced in the table above.

(C) COMPENSATION

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their portfolio's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                     LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO
                         LOOMIS, SAYLES & COMPANY, L.P.


                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                           TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  ----------------------------------------------------------------------------

                             (A)                       (B)
                    REGISTERED INVESTMENT    OTHER POOLED INVESTMENT             (C)
                          COMPANIES                 VEHICLES               OTHER ACCOUNTS
(A)(1) PORTFOLIO  ------------------------  ------------------------  ------------------------
 MANAGER'S NAME    NUMBER                    NUMBER                    NUMBER
  (AS LISTED IN      OF          TOTAL         OF          TOTAL         OF          TOTAL
   PROSPECTUS)    ACCOUNTS      ASSETS      ACCOUNTS      ASSETS      ACCOUNTS      ASSETS
- ----------------  --------  --------------  --------  --------------  --------  --------------
Mark B. Baribeau      8     $1,218,416,657      4     $1,806,654,241     152    $6,042,568,628
Daniel J. Fuss       12     $8,645,021,843      4     $  205,203,828      83    $8,799,793,627
Warren Koontz         3     $  119,481,539      0     $            0      36    $  684,869,499
David Rolley          3     $1,036,534,829      0     $            0      17    $    3,452,905

                   (A)(3) FOR EACH OF THE CATEGORIES IN (A)(2) NUMBER OF ACCOUNTS
                   AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE
                       ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                  ----------------------------------------------------------------
                         (A)                  (B)
                     REGISTERED          OTHER POOLED
                     INVESTMENT           INVESTMENT                  (C)
                      COMPANIES            VEHICLES             OTHER ACCOUNTS
(A)(1) PORTFOLIO  ----------------  ----------------------  ----------------------
 MANAGER'S NAME    NUMBER            NUMBER                  NUMBER
  (AS LISTED IN      OF      TOTAL     OF         TOTAL        OF         TOTAL
   PROSPECTUS)    ACCOUNTS  ASSETS  ACCOUNTS     ASSETS     ACCOUNTS     ASSETS
- ----------------  --------  ------  --------  ------------  --------  ------------
Mark B. Baribeau      0       $0        1     $141,403,237      0     $          0
Daniel J. Fuss        0       $0        0     $          0      4     $826,886,152
Warren Koontz         0       $0        0     $          0      0     $          0
David Rolley          0       $0        0     $          0      0     $          0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

(B) COMPENSATION

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components
- - base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

BASE SALARY is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

VARIABLE COMPENSATION is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors - investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

FIXED INCOME MANAGERS. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark and a customized peer group. The benchmarks used for the fixed income investment styles utilized for the Loomis Sayles Global Markets Portfolio are the Lehman Government/Credit Index, Lehman Global Aggregate Index and Citigroup World Government Bond Index.

The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

Mr. Fuss's compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss' total variable compensation may be significantly lower the percentage reflected above. Mr. Fuss also received fixed payments related to his continued service with the firm. These payments were made by the parent company of Loomis Sayles pursuant to an agreement entered into at the time of the parent company's acquisition of Loomis Sayles' previous parent company.

EQUITY MANAGERS. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A manager's performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmarks used for the equity investment styles utilized for the Loomis Sayles Global Market Portfolio are the Russell 1000 Value Index and the Russell 1000 Growth Index.

Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

EQUITY AND FIXED INCOME MANAGERS. Loomis Sayles has developed and implemented a LONG-TERM INCENTIVE PLAN to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

     . the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

     . upon retirement a participant will receive a multi-year payout for his or her vested units;

     . participation is contingent upon signing an award agreement, which includes a non-compete covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles PROFIT SHARING PLAN, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                     OVER
 PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- -------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Mark B. Baribeau       X
Daniel J. Fuss         X
Warren Koontz          X
David Rolley           X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.


                           MET INVESTORS SERIES TRUST
                       BLACKROCK LARGE-CAP CORE PORTFOLIO
                             BLACKROCK ADVISORS, LLC




                         (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
                          THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  -----------------------------------------------------------------------------
                             (A)                        (B)
                    REGISTERED INVESTMENT           OTHER POOLED                  (C)
(A)(1) PORTFOLIO          COMPANIES             INVESTMENT VEHICLES          OTHER ACCOUNTS
 MANAGER'S NAME   -------------------------  -------------------------  -----------------------
  (AS LISTED IN   NUMBER OF                  NUMBER OF                  NUMBER OF
   PROSPECTUS)     ACCOUNTS   TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS    ACCOUNTS  TOTAL ASSETS
- ----------------  ---------  --------------  ---------  --------------  ---------  ------------
Robert C. Doll        21     $11,357,960,377      9      $8,892,016,212      7      $1,050,843,864

                    (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                     ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                     RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                 PERFORMANCE OF THE ACCOUNT
                  -------------------------------------------------------
                         (A)                (B)
                      REGISTERED        OTHER POOLED
                      INVESTMENT         INVESTMENT            (C)
(A)(1) PORTFOLIO      COMPANIES           VEHICLES        OTHER ACCOUNTS
 MANAGER'S NAME   -----------------  -----------------  -----------------
  (AS LISTED IN   NUMBER OF   TOTAL  NUMBER OF   TOTAL  NUMBER OF   TOTAL
   PROSPECTUS)     ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
- ----------------  ---------  ------  ---------  ------  ---------  ------
Robert C. Doll        0        $0       0         $0        0        $0

(a)(4)  Description of any material conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

Circumstances may arise under which BlackRock determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for a Portfolio, BlackRock may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Portfolio with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Portfolio.

(b) Compensation
BlackRock's financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Prior to October 2, 2006, Mr. Doll was employed by Merrill Lynch Investment Managers, L.P., which had its own compensation program. On and after October 2, 2006, Mr. Doll's compensation will be as described herein.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

      Long-Term Retention and Incentive Plan (LTIP)--The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

      Deferred Compensation Program--A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.


       Options and Restricted Stock Awards--While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

      Incentive Savings Plans-- Incentive Savings Plans --The PNC Financial Services Group, Inc. ("PNC"), which as of June 30, 2006 owned approximately 71% of BlackRock, Inc.'s common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock, Inc. common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

      On September 29, 2006, BlackRock and Merrill Lynch & Co., Inc. ("Merrill Lynch") merged Merrill Lynch's investment management business and BlackRock to create a new company. In connection with the foregoing transaction, BlackRock anticipates establishing an incentive savings program similar in nature to PNC's described above.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. Portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Portfolios, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts are measured. For Mr. Doll, the relevant benchmark is the Russell 1000 Index for the Portfolio.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.


(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                            OVER
     PORTFOLIO MANAGER      NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- --------------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------
Robert C. Doll                X



The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
   MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio,
                      MetLife Balanced Strategy Portfolio,
    MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio
                    (together "Asset Allocation Portfolios")

                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE TOTAL
                                 ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     --------------------------------------------------------------------------
                                (A)                      (B)
                       REGISTERED INVESTMENT        OTHER POOLED                  (C)
                             COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
  (A)(1) PORTFOLIO   ------------------------  ----------------------  ------------------------
   MANAGER'S NAME     NUMBER                    NUMBER                  NUMBER
   (AS LISTED IN        OF          TOTAL         OF         TOTAL        OF          TOTAL
    PROSPECTUS)      ACCOUNTS      ASSETS      ACCOUNTS     ASSETS     ACCOUNTS      ASSETS
- -------------------  --------  --------------  --------  ------------  --------  --------------
Elizabeth M. Forget      5     $8,745,645,638      0          $0           0           $0
Alan Leland              5     $8,745,645,638      0          $0           0           $0
Darell A. Olson          5     $8,745,645,638      0          $0           0           $0

                     (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS AND THE
                     TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY FEE IS
                                       BASED ON THE PERFORMANCE OF THE ACCOUNT
                     --------------------------------------------------------------------------
                                (A)                      (B)
                       REGISTERED INVESTMENT        OTHER POOLED                  (C)
                             COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
  (A)(1) PORTFOLIO   ------------------------  ----------------------  ------------------------
   MANAGER'S NAME     NUMBER                    NUMBER                  NUMBER
   (AS LISTED IN        OF          TOTAL         OF         TOTAL        OF          TOTAL
    PROSPECTUS)      ACCOUNTS      ASSETS      ACCOUNTS     ASSETS     ACCOUNTS      ASSETS
- -------------------  --------  --------------  --------  ------------  --------  --------------
Elizabeth M. Forget      0           $0            0          $0           0           $0
Alan Leland              0           $0            0          $0           0           $0
Darell A. Olson          0           $0            0          $0           0           $0

Anthony J. Dufault       5     $8,745,645,638      0          $0           0           $0
John F. Guthrie          5     $8,745,645,638      0          $0           0           $0
Thomas C. McDevitt       5     $8,745,645,638      0          $0           0           $0

Anthony J. Dufault       0           $0            0          $0           0           $0
John F. Guthrie          0           $0            0          $0           0           $0
Thomas C. McDevitt       0           $0            0          $0           0           $0

(A)(4)  DESCRIPTION OF ANY MATERIAL CONFLICTS

MetLife Advisers is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.

(B) COMPENSATION

The portfolio managers for the Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees.

The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments (LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                            OVER
     PORTFOLIO MANAGER      NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- --------------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------

Elizabeth M. Forget          X
Alan Leland                  X
Bradley D. Rhoads            X
Darell A. Olson              X
Anthony J. Dufault           X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                    MFS(R) EMERGING MARKETS EQUITY PORTFOLIO
                    MASSACHUSETTS FINANCIAL SERVICES COMPANY


                                             (A)(2) NUMBER
                        OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                       TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     ------------------------------------------------------------
                                                      (B)
                                (A)              OTHER POOLED
                       REGISTERED INVESTMENT      INVESTMENT           (C)
                             COMPANIES             VEHICLES       OTHER ACCOUNTS
  (A)(1) PORTFOLIO   ------------------------  ----------------  ----------------
   MANAGER'S NAME     NUMBER                    NUMBER            NUMBER
    (AS LISTED IN       OF          TOTAL         OF      TOTAL     OF      TOTAL
     PROSPECTUS)     ACCOUNTS      ASSETS*     ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- -------------------  --------  --------------  --------  ------  --------  ------
Nicholas D. Smithie     4      $969.8 million      0       $0       0        $0

                          (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2)
                        NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE
                          ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY
                        FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                     ----------------------------------------------------
                            (A)               (B)
                        REGISTERED       OTHER POOLED
                        INVESTMENT        INVESTMENT            (C)
                         COMPANIES         VEHICLES       OTHER ACCOUNTS
  (A)(1) PORTFOLIO   ----------------  ----------------  ----------------
   MANAGER'S NAME     NUMBER            NUMBER            NUMBER
    (AS LISTED IN       OF      TOTAL     OF      TOTAL     OF     TOTAL
     PROSPECTUS)     ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- -------------------  --------  ------  --------  ------  --------  ------
Nicholas D. Smithie     0        $0       0        $0       0        $0

*    Includes the portfolio

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address potential conflicts.

In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts with similar investment objectives managed by MFS or the subsidiary of MFS. Securities transactions for the Portfolio and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.

(B) COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     . BASE SALARY - Base salary represents a relatively smaller percentage of a portfolio manager's total cash compensation (generally below 33%) than the manager's incentive compensation.

     . PERFORMANCE BONUS - Generally, incentive compensation represents a majority of a portfolio manager's total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors.

          . The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more disclose indices used with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

          . The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


                                                                                                                     OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- -------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Nicholas D. Smithie    X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                          MET INVESTORS SERIES TRUST
                   MFS(R) RESEARCH INTERNATIONAL PORTFOLIO
                   MASSACHUSETTS FINANCIAL SERVICES COMPANY


                        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                             TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  -------------------------------------------------------------------------------
                             (A)                        (B)
                    REGISTERED INVESTMENT          OTHER POOLED                    (C)
(A)(1) PORTFOLIO          COMPANIES             INVESTMENT VEHICLES           OTHER ACCOUNTS
 MANAGER'S NAME   -------------------------  -------------------------  -------------------------
 (AS LISTED IN    NUMBER OF       TOTAL      NUMBER OF       TOTAL      NUMBER OF       TOTAL
  PROSPECTUS)      ACCOUNTS      ASSETS*      ACCOUNTS      ASSETS       ACCOUNTS      ASSETS
- ----------------  ---------  --------------  ---------  --------------  ---------  --------------
Jose Luiz Garcia      5      $3.830 billion      1      $318.6 million      9      $2.411 billion
Thomas Melendez       6      $4.462 billion      2      $586.2 million      9      $2.411 billion


                   (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS AND THE
                   TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY FEE IS
                                   BASED ON THE PERFORMANCE OF THE ACCOUNT
                  -----------------------------------------------------------------------
                            (A)                    (B)
                   REGISTERED INVESTMENT       OTHER POOLED               (C)
(A)(1) PORTFOLIO         COMPANIES         INVESTMENT VEHICLES       OTHER ACCOUNTS
 MANAGER'S NAME   -----------------------  -------------------  -------------------------
 (AS LISTED IN    NUMBER OF                NUMBER OF    TOTAL   NUMBER OF       TOTAL
  PROSPECTUS)      ACCOUNTS  TOTAL ASSETS   ACCOUNTS   ASSETS    ACCOUNTS      ASSETS
- ----------------  ---------  ------------  ---------  --------  ---------  --------------
Jose Luiz Garcia      0           $0           0         $0         2      $1.208 billion
Thomas Melendez       0           $0           0         $0         2      $1.208 billion

* Includes the Portfolio

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address potential conflicts.

In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts with similar investment objectives managed by MFS or the subsidiary of MFS. Securities transactions for the Portfolio and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.

(B) COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

          . BASE SALARY - Base salary represents a relatively smaller percentage of a portfolio manager's total cash compensation (generally below 33%) than the manager's incentive compensation.

          . PERFORMANCE BONUS - The performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from Portfolio and other account performance)

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                  $500,001-      OVER
PORTFOLIO MANAGER   NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $1,000,000   $1,000,000
- -----------------   ----   ----------   ---------------   ----------------   -----------------   ----------   ----------
Jose Luiz Garcia      X
Thomas Melendez       X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                             MFS(R) VALUE PORTFOLIO
                    MASSACHUSETTS FINANCIAL SERVICES COMPANY


                           (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                                TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     --------------------------------------------------------------------------------
                                (A)                        (B)
                       REGISTERED INVESTMENT          OTHER POOLED                     (C)
 (A)(1) PORTFOLIO            COMPANIES             INVESTMENT VEHICLES           OTHER ACCOUNTS
  MANAGER'S NAME     --------------------------  -------------------------  -------------------------
  (AS LISTED IN      NUMBER OF       TOTAL       NUMBER OF       TOTAL      NUMBER OF       TOTAL
   PROSPECTUS)        ACCOUNTS      ASSETS*       ACCOUNTS      ASSETS       ACCOUNTS      ASSETS
- -------------------  ---------  ---------------  ---------  --------------  ---------  --------------
Steven R. Gorham         22     $33.055 billion      2      $918.0 million      24     $3.654 billion
Nevin P. Chitkara**      22     $33.628 billion      2      $949.2 million      22     $4.160 billion

                      (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS AND THE
                      TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY FEE IS
                                     BASED ON THE PERFORMANCE OF THE ACCOUNT
                     -----------------------------------------------------------------------
                               (A)                    (B)
                      REGISTERED INVESTMENT      OTHER POOLED                 (C)
  (A)(1) PORTFOLIO          COMPANIES         INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S NAME    -----------------------  -------------------  -------------------------
   (AS LISTED IN     NUMBER OF                 NUMBER OF   TOTAL   NUMBER OF       TOTAL
    PROSPECTUS)       ACCOUNTS  TOTAL ASSETS    ACCOUNTS  ASSETS    ACCOUNTS      ASSETS
- -------------------  ---------  ------------   ---------  ------   ---------  --------------
Steven R. Gorham         0           $0            0        $0         1      $424.9 million
Nevin P. Chitkara**      0           $0            0        $0         1      $446.8 million

*    Includes the portfolio

** Mr. Chitkara is a new portfolio manager recently promoted from the position of analyst. Assets of accounts managed by Mr. Chitkara in the table above are dated as of March 31, 2006.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address potential conflicts.

In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts with similar investment objectives managed by MFS or the subsidiary of MFS. Securities transactions for the Portfolio and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.

(B) COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     . BASE SALARY - Base salary represents a relatively smaller percentage of a portfolio manager's total cash compensation (generally below 33%) than the manager's incentive compensation.

     . PERFORMANCE BONUS - Generally, incentive compensation represents a majority of a portfolio manager's total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors.

          . The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more disclose indices used with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

          . The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                             $100,001-    $500,001-      OVER
PORTFOLIO MANAGER   NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000    $500,000   $1,000,000   $1,000,000
- -----------------   ----   ----------   ---------------   ----------------   ---------   ----------   ----------
Steven R. Gorham    X
Nevin P. Chitkara   X

-------------------------------------------------------------------------------
                           Met Investors Series Trust
                       Van Kampen Mid-Cap Growth Portfolio
                   Morgan Stanley Investment Management, Inc.





                        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                              TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     --------------------------------------------------------------------------
                                 (A)                       (B)
                        REGISTERED INVESTMENT         OTHER POOLED                 (C)
  (A)(1) PORTFOLIO            COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S NAME    --------------------------  ----------------------  ----------------------
   (AS LISTED IN     NUMBER OF                   NUMBER OF     TOTAL     NUMBER OF     TOTAL
    PROSPECTUS)       ACCOUNTS    TOTAL ASSETS    ACCOUNTS     ASSETS     ACCOUNTS     ASSETS
- -------------------  ---------  ---------------  ---------  -----------  ---------  -----------
Dennis Lynch            32      $16,280,096,192       4     $1,361,763,808  10,022    $2,767,619,684
David Cohen             32      $16,280,096,192       4     $1,361,763,808  10,022    $2,767,619,684
Sam Chainani            32      $16,280,096,192       4     $1,361,763,808  10,022    $2,767,619,684
Alexander Norton        32      $16,280,096,192       4     $1,361,763,808  10,022    $2,767,619,684
------------------ ----------- ---------------- ---------- ----- ----------- ---------- ------------



                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                        ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                        RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                    PERFORMANCE OF THE ACCOUNT
                     -------------------------------------------------------
                            (A)                (B)
                         REGISTERED        OTHER POOLED
                         INVESTMENT         INVESTMENT            (C)
  (A)(1) PORTFOLIO       COMPANIES           VEHICLES        OTHER ACCOUNTS
   MANAGER'S NAME    -----------------  -----------------  -----------------
   (AS LISTED IN     NUMBER OF   TOTAL  NUMBER OF   TOTAL  NUMBER OF   TOTAL
    PROSPECTUS)       ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
- -------------------  ---------  ------  ---------  ------  ---------  ------
Dennis Lynch             0        $0        0       $0         1       $223,833,625
David Cohen              0        $0        0       $0         1       $223,833,625
Sam Chainani             0        $0        0       $0         1       $223,833,625
Alexander Norton         0        $0        0       $0         1       $223,833,625
------------------ ----------- ---------------- ----------- ----------- -------


(a)(4) Description of any material conflicts Since the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address conflicts of interest.

(b) Compensation Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the subadviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

- CASH BONUS;

- MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

- INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Subadviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu. The Fund currently is not included in the IMDCP fund menu.

- VOLUNTARY DEFERRED COMPENSATION PLANS -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Subadviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

- Contribution to the business objectives of the Subadviser.

- The dollar amount of assets managed by the portfolio manager.

- Market compensation survey research by independent third parties.

- Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.


(c) Ownership of Securities see attached list of insurance products offered by MetLife.


                                                                                                                    OVER
 PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- ------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Dennis Lynch           X
David Cohen            X
Sam Chainani           X
Alexander Norton       X





The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                                                         MET INVESTORS SERIES TRUST
                                                      NEUBERGER BERMAN REAL ESTATE PORTFOLIO
                                                       NEUBERGER BERMAN MANAGEMENT, INC.
                 ---------------------------------------------------------------------------------------------------------------
(A)(1)           (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH      (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
PORTFOLIO        CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED    ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
MANAGER'S        WITHIN EACH CATEGORY                                     RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
NAME                                                                      PERFORMANCE OF THE ACCOUNT
(AS LISTED IN
PROSPECTUS)
                 ---------------------------------------------------------------------------------------------------------------
                        (A)                  (B)              (C)                (A)               (B)               (C)
                     REGISTERED         OTHER POOLED     OTHER ACCOUNTS       REGISTERED      OTHER POOLED     OTHER ACCOUNTS
                     INVESTMENT          INVESTMENT                           INVESTMENT       INVESTMENT
                     COMPANIES            VEHICLES                            COMPANIES         VEHICLES
                 ---------- -------- --------- ------- --------- -------- --------- ------- --------- ------- --------- --------
                  NUMBER OF  TOTAL   NUMBER OF  TOTAL  NUMBER OF  TOTAL   NUMBER OF  TOTAL  NUMBER OF  TOTAL  NUMBER OF  TOTAL
                  ACCOUNTS   ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- ---------------- ---------- -------- --------- ------- --------- -------- --------- ------- --------- ------- --------- --------
Steven Brown          5     $ 2,382M     0       $ 0       35      $ 9M        0      $ 0       0       $ 0       0       $ 0
- ---------------- ---------- -------- --------- ------- --------- -------- --------- ------- --------- ------- --------- --------

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

None allocations of transactions is automatic through trading system.

(B) COMPENSATION

Portfolio Managers managing institutional funds are compensated on a salaried basis and are eligible for discretionary bonuses, which are in the form of cash and conditional equity awards (restricted stock units and/or stock options). Elements of consideration for the discretionary bonuses are overall fund performance in relation to their peers, ability to attract and retain clients, assets under management, the current market conditions and overall contribution to the firm. Managers are also evaluated on their willingness and effectiveness to work with sales staff, their franchise building activities, teamwork, people development and product development.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER    NONE    $1-$10,000    $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-      OVER
                                                                                                    $1,000,000   $1,000,000
- ------------------  ------  -----------    ---------------   ----------------   -----------------   ----------   ---------------
Steven Brown        X
- ------------------  ------  -----------    ---------------   ----------------   -----------------   ----------   ---------------

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                   OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO
                             OPPENHEIMER FUNDS, INC.


                            (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                                     TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                            --------------------------------------------------------------------

                                        (A)                       (B)
                               REGISTERED INVESTMENT         OTHER POOLED              (C)
                                     COMPANIES            INVESTMENT VEHICLES    OTHER ACCOUNTS*
     (A)(1) PORTFOLIO       --------------------------  ----------------------  ----------------
      MANAGER'S NAME         NUMBER                      NUMBER                  NUMBER
       (AS LISTED IN           OF           TOTAL          OF         TOTAL        OF      TOTAL
        PROSPECTUS)         ACCOUNTS       ASSETS       ACCOUNTS     ASSETS     ACCOUNTS  ASSETS
- --------------------------  --------  ----------------  --------  ------------  --------  ------
William L. Wilby                3     $12,150,318,718.      0          $0           0       $0
Marc Baylin                     3     $12,150,318,718.      0          $0           0       $0

                                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                              ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                            WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                            -----------------------------------------------------------------
                                          (A)               (B)
                                      REGISTERED       OTHER POOLED
                                      INVESTMENT        INVESTMENT            (C)
                                       COMPANIES         VEHICLES       OTHER ACCOUNTS
     (A)(1) PORTFOLIO              ----------------  ----------------  ----------------
      MANAGER'S NAME                NUMBER            NUMBER            NUMBER
       (AS LISTED IN                  OF      TOTAL     OF      TOTAL     OF      TOTAL
        PROSPECTUS)                ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- --------------------------         --------  ------  --------  ------  --------  ------
William L. Wilby                       0        $                 $                 $
Marc Baylin

* DOES NOT INCLUDE PERSONAL ACCOUNTS OF PORTFOLIO MANAGERS AND THEIR FAMILIES, WHICH ARE SUBJECT TO THE CODE OF ETHICS.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Portfolio's investment objectives and strategies. For example, the Portfolio Manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or she may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Portfolio, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Portfolio's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or she may manage funds or accounts with different investment objectives and strategies.

(B) COMPENSATION

The Portfolio's Portfolio Manager is employed and compensated by the Manager, not the Portfolio. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004, the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the Portfolio is Lipper Large Cap Growth Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Portfolio's assets, although the Portfolio's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the Portfolio Manager. The compensation structure of the other funds managed by the Portfolio Manager is the same as the compensation structure of the Portfolio, described above.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO                                                                                                         OVER
 MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
- ---------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
            X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                          PIMCO TOTAL RETURN PORTFOLIO
                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC


                    (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                      AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH
                                              CATEGORY
                   --------------------------------------------------------------
                           (A)                 (B)
                       REGISTERED         OTHER POOLED
                       INVESTMENT          INVESTMENT                (C)
                        COMPANIES           VEHICLES           OTHER ACCOUNTS
(A)(1) PORTFOLIO   -----------------   ------------------   ---------------------
 MANAGER'S NAME     NUMBER              NUMBER               NUMBER
 (AS LISTED IN        OF       TOTAL      OF        TOTAL      OF         TOTAL
   PROSPECTUS)     ACCOUNTS   ASSETS   ACCOUNTS    ASSETS   ACCOUNTS     ASSETS
- ----------------   --------   ------   --------   -------   --------   ----------
Pasi Hamalainen       10      $6,284       6      $618.49      185     $38,982.02

                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                    ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT
                     TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF
                                            THE ACCOUNT
                   ------------------------------------------------------------
                           (A)                 (B)
                       REGISTERED         OTHER POOLED
                       INVESTMENT          INVESTMENT                (C)
                        COMPANIES           VEHICLES           OTHER ACCOUNTS
(A)(1) PORTFOLIO   -----------------   -----------------   --------------------
 MANAGER'S NAME     NUMBER              NUMBER              NUMBER
 (AS LISTED IN        OF       TOTAL      OF       TOTAL      OF         TOTAL
   PROSPECTUS)     ACCOUNTS   ASSETS   ACCOUNTS   ASSETS   ACCOUNTS     ASSETS
- ----------------   --------   ------   --------   ------   --------   ---------
Pasi Hamalainen        0        $0         0        $0        11      $4,722.30

(B) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                  $500,001-      OVER
PORTFOLIO MANAGER   NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $1,000,000   $1,000,000
- -----------------   ----   ----------   ---------------   ----------------   -----------------   ----------   ----------
Pasi Hamalainen     X

                           MET INVESTORS SERIES TRUST
                    PIMCO INFLATION PROTECTED BOND PORTFOLIO
                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC



                         (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
                          THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                       -------------------------------------------------------------------
                                (A)                     (B)
                            REGISTERED             OTHER POOLED
                            INVESTMENT              INVESTMENT                 (C)
                             COMPANIES               VEHICLES            OTHER ACCOUNTS
  (A)(1) PORTFOLIO     ---------------------   --------------------   --------------------
   MANAGER'S NAME       NUMBER                  NUMBER                 NUMBER
   (AS LISTED IN          OF         TOTAL        OF         TOTAL       OF         TOTAL
    PROSPECTUS)        ACCOUNTS     ASSETS     ACCOUNTS     ASSETS    ACCOUNTS     ASSETS
- --------------------   --------   ----------   --------   ---------   --------   ---------
John B. Brynjolfsson      18      $35,967.64      16      $2,054.22      42      $9,459.03

                           (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                        ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT
                       TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE
                                                  ACCOUNT
                       ------------------------------------------------------------
                               (A)                 (B)
                           REGISTERED         OTHER POOLED
                           INVESTMENT          INVESTMENT               (C)
                            COMPANIES           VEHICLES          OTHER ACCOUNTS
  (A)(1) PORTFOLIO     -----------------   -----------------   --------------------
   MANAGER'S NAME       NUMBER              NUMBER              NUMBER
   (AS LISTED IN          OF       TOTAL      OF       TOTAL      OF         TOTAL
    PROSPECTUS)        ACCOUNTS   ASSETS   ACCOUNTS   ASSETS   ACCOUNTS     ASSETS
- --------------------   --------   ------   --------   ------   --------   ---------
John B. Brynjolfsson       0        $0        0         $0        8       $3,691.15

(B) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                     $500,001-      OVER
PORTFOLIO MANAGER      NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $1,000,000   $1,000,000
- --------------------   ----   ----------   ---------------   ----------------   -----------------   ----------   ----------
John B. Brynjolfsson   X

(C) DESCRIPTION OF ANY MATERIAL CONFLICTS

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

KNOWLEDGE AND TIMING OF FUND TRADES. A potential conflict of interest may arise as a result of the portfolio manager's day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

PERFORMANCE FEES. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

(D) COMPENSATION

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

SALARY AND BONUS. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

     . 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

     . Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

     .    Amount and nature of assets managed by the portfolio manager;

     . Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

     . Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

     . Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

     .    Contributions to asset retention, gathering and client satisfaction;

     .    Contributions to mentoring, coaching and/or supervising; and

     .    Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

RETENTION BONUSES. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI"), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

PROFIT SHARING PLAN. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

ALLIANZ TRANSACTION RELATED COMPENSATION. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B

Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                             PIONEER FUND PORTFOLIO
                       PIONEER INVESTMENT MANAGEMENT, INC.


                               (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                                     TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                            ---------------------------------------------------------------------------

                                       (A)                        (B)
                              REGISTERED INVESTMENT          OTHER POOLED                   (C)
                                    COMPANIES             INVESTMENT VEHICLES         OTHER ACCOUNTS
     (A)(1) PORTFOLIO       -------------------------  ------------------------  ----------------------
      MANAGER'S NAME         NUMBER                     NUMBER                    NUMBER
       (AS LISTED IN           OF          TOTAL          OF         TOTAL          OF          TOTAL
        PROSPECTUS)         ACCOUNTS      ASSETS       ACCOUNTS     ASSETS       ACCOUNTS      ASSETS
- --------------------------  --------  ---------------  --------  --------------  --------  ------------
John A. Carey                  8      $10,002,319,000     4      $1,076,207,000     3      $274,121,000
Walter Hunnewell, Jr.          8      $10,002,319,000     4      $1,076,207,000     3      $274,121,000

                                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                              ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                            WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                            -----------------------------------------------------------------
                                          (A)                   (B)
                                      REGISTERED           OTHER POOLED
                                      INVESTMENT            INVESTMENT            (C)
                                       COMPANIES             VEHICLES       OTHER ACCOUNTS
     (A)(1) PORTFOLIO          ------------------------  ----------------  ----------------
      MANAGER'S NAME            NUMBER                    NUMBER            NUMBER
       (AS LISTED IN              OF          TOTAL         OF      TOTAL     OF      TOTAL
        PROSPECTUS)            ACCOUNTS      ASSETS      ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- --------------------------     --------  --------------  --------  ------  --------  ------
John A. Carey                     1      $7,315,286,000     0        $0      0         $0
Walter Hunnewell, Jr.             1      $7,315,286,000     0        $0      0         $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

(B) COMPENSATION

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

...    QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund is the S&P 500 Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against criteria that are relevant to the portfolio manager's competitive universe.

...   QUALITATIVE PERFORMANCE. The qualitative performance component with respect
     to  all  of  the  accounts  managed  by  the  portfolio   manager  includes
     objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

...   PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER      NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
- ---------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  --------------
John A. Carey           X
Walter Hunnewell, Jr.   X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                         PIONEER MID-CAP VALUE PORTFOLIO
                       PIONEER INVESTMENT MANAGEMENT, INC.



                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                           TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  --------------------------------------------------------------------------

                             (A)                       (B)
                    REGISTERED INVESTMENT         OTHER POOLED                 (C)
                          COMPANIES            INVESTMENT VEHICLES        OTHER ACCOUNTS
(A)(1) PORTFOLIO  ------------------------  ------------------------  ----------------------
 MANAGER'S NAME    NUMBER                    NUMBER                    NUMBER
  (AS LISTED IN      OF                        OF                        OF         TOTAL
   PROSPECTUS)    ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS   ACCOUNTS     ASSETS
- ----------------  --------  --------------  --------  --------------  --------  ------------
J. Rodman Wright      5     $7,787,289,000     2      $1,277.845,000     4      $761,374,000

                      (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                   ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT
                  TO WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE
                                            ACCOUNT
                  ------------------------------------------------------------
                                                   (B)
                             (A)              OTHER POOLED
                          REGISTERED           INVESTMENT            (C)
                    INVESTMENT COMPANIES        VEHICLES       OTHER ACCOUNTS
(A)(1) PORTFOLIO  ------------------------  ----------------  ----------------
 MANAGER'S NAME    NUMBER                    NUMBER            NUMBER
  (AS LISTED IN      OF                        OF      TOTAL     OF      TOTAL
   PROSPECTUS)    ACCOUNTS   TOTAL ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- ----------------  --------  --------------  --------  ------  --------  ------
J. Rodman Wright     2      $7,334,938,000     0        $0       0        $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

(B) COMPENSATION

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

...    QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund is the Russell Midcap Value Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against criteria that are relevant to the portfolio manager's competitive universe.

...   QUALITATIVE PERFORMANCE. The qualitative performance component with respect
     to  all  of  the  accounts  managed  by  the  portfolio   manager  includes
     objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

...   PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- -----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
J. Rodman Wright     X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                       PIONEER STRATEGIC INCOME PORTFOLIO
                       PIONEER INVESTMENT MANAGEMENT, INC.



                    (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
                      THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                   ------------------------------------------------------------------

                              (A)                       (B)
                     REGISTERED INVESTMENT         OTHER POOLED            (C)
                           COMPANIES            INVESTMENT VEHICLES   OTHER ACCOUNTS
(A)(1) PORTFOLIO   ------------------------  ----------------------  ----------------
 MANAGER'S NAME     NUMBER                    NUMBER                  NUMBER
  (AS LISTED IN       OF                        OF                      OF      TOTAL
   PROSPECTUS)     ACCOUNTS   TOTAL ASSETS   ACCOUNTS  TOTAL ASSETS  ACCOUNTS  ASSETS
- ----------------   --------  --------------  --------  ------------  --------  ------
Kenneth J. Taubes      9     $2,801,947,000     1      $473,888,000     0        $0

                   (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                    ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                     RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                PERFORMANCE OF THE ACCOUNT
                   ----------------------------------------------------
                          (A)               (B)
                      REGISTERED       OTHER POOLED
                      INVESTMENT         INVESTMENT           (C)
                       COMPANIES         VEHICLES       OTHER ACCOUNTS
(A)(1) PORTFOLIO   ----------------  ----------------  ----------------
 MANAGER'S NAME     NUMBER            NUMBER            NUMBER
  (AS LISTED IN       OF      TOTAL     OF      TOTAL     OF      TOTAL
   PROSPECTUS)     ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- ----------------   --------  ------  --------  ------  --------  ------
Kenneth J. Taubes     0        $0       0        $0       0        $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

(B) COMPENSATION

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

...    QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund is the Lehman Brothers U.S. Universal Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against criteria that are relevant to the portfolio manager's competitive universe.

...   QUALITATIVE PERFORMANCE. The qualitative performance component with respect
     to  all  of  the  accounts  managed  by  the  portfolio   manager  includes
     objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

...   PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- -----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Kenneth J. Taubes    X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                   MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO
                               PUTNAM INVESTMENTS



                       (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
                        THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  -------------------------------------------------------------------------
                            (A)                      (B)
                   REGISTERED INVESTMENT         OTHER POOLED                 (C)
(A)(1) PORTFOLIO         COMPANIES           INVESTMENT VEHICLES         OTHER ACCOUNTS
 MANAGER'S NAME   -----------------------  -----------------------  -----------------------
  (AS LISTED IN   NUMBER OF  TOTAL ASSETS  NUMBER OF  TOTAL ASSETS  NUMBER OF  TOTAL ASSETS
   PROSPECTUS)     ACCOUNTS   (MILLIONS)    ACCOUNTS   (MILLIONS)    ACCOUNTS   (MILLIONS)
- ----------------  ---------  ------------  ---------  ------------  ---------  ------------
Joseph P. Joseph      5        $2,205.0        3          $79.1         3         $560.2
Tinh D. Bui           4        $1,184.8        1          $ 1.5         1         $125.6
Gerald I. Moore       4        $1,180.0        1          $ 1.5         1         $125.6
John A. Ferry         5        $2,189.8        2          $78.7         3         $560.2

                    (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS AND THE
                    TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY FEE IS
                                   BASED ON THE PERFORMANCE OF THE ACCOUNT
                  -------------------------------------------------------------------------
                            (A)                      (B)
                         REGISTERED              OTHER POOLED
                         INVESTMENT               INVESTMENT                  (C)
(A)(1) PORTFOLIO         COMPANIESR                VEHICLES              OTHER ACCOUNTS
 MANAGER'S NAME   -----------------------  -----------------------  -----------------------
  (AS LISTED IN   NUMBER OF  TOTAL ASSETS  NUMBER OF  TOTAL ASSETS  NUMBER OF  TOTAL ASSETS
   PROSPECTUS)     ACCOUNTS   (MILLIONS)    ACCOUNTS   (MILLIONS)    ACCOUNTS   (MILLIONS)
- ----------------  ---------  ------------  ---------  ------------  ---------  ------------
Joseph P. Joseph      --           $            1         $77.3         --           $
Tinh D. Bui           --           $           --         $             --           $
Gerald I. Moore       --           $           --         $             --           $
John A. Ferry         --           $            1         $77.3         --           $

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS:

Like other investment professionals with multiple clients, the fund's Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts referenced above. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

          THE MANAGEMENT OF ACCOUNTS WITH DIFFERENT ADVISORY FEE RATES AND/OR FEE STRUCTURES, INCLUDING ACCOUNTS THAT PAY ADVISORY FEES BASED ON ACCOUNT PERFORMANCE ("PERFORMANCE FEE ACCOUNTS"), MAY RAISE POTENTIAL CONFLICTS OF INTEREST BY CREATING AN INCENTIVE TO FAVOR HIGHER-FEE ACCOUNTS. THESE POTENTIAL CONFLICTS MAY INCLUDE, AMONG OTHERS:

...    THE MOST ATTRACTIVE INVESTMENTS COULD BE ALLOCATED TO HIGHER-FEE ACCOUNTS
     OR PERFORMANCE FEE ACCOUNTS.

...    THE TRADING OF HIGHER-FEE ACCOUNTS COULD BE FAVORED AS TO TIMING AND/OR
     EXECUTION PRICE. FOR EXAMPLE, HIGHER-FEE ACCOUNTS COULD BE PERMITTED TO SELL SECURITIES EARLIER THAN OTHER ACCOUNTS WHEN A PROMPT SALE IS DESIRABLE OR TO BUY SECURITIES AT AN EARLIER AND MORE OPPORTUNE TIME.

...    THE TRADING OF OTHER ACCOUNTS COULD BE USED TO BENEFIT HIGHER-FEE ACCOUNTS
     (FRONT- RUNNING).

...   THE INVESTMENT MANAGEMENT TEAM COULD FOCUS THEIR TIME AND EFFORTS PRIMARILY
     ON HIGHER-FEE ACCOUNTS DUE TO A PERSONAL STAKE IN COMPENSATION.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management's policies:

...    PERFORMANCE FEE ACCOUNTS MUST BE INCLUDED IN ALL STANDARD TRADING AND
     ALLOCATION PROCEDURES WITH ALL OTHER ACCOUNTS.

...   ALL ACCOUNTS MUST BE ALLOCATED TO A SPECIFIC  CATEGORY OF ACCOUNT AND TRADE
     IN PARALLEL WITH ALLOCATIONS OF SIMILAR ACCOUNTS BASED ON THE PROCEDURES GENERALLY APPLICABLE TO ALL ACCOUNTS IN THOSE GROUPS (E.G., BASED ON RELATIVE RISK BUDGETS OF ACCOUNTS).

...    ALL TRADING MUST BE EFFECTED THROUGH PUTNAM'S TRADING DESKS AND NORMAL
     QUEUES AND PROCEDURES MUST BE FOLLOWED (I.E., NO SPECIAL TREATMENT IS PERMITTED FOR PERFORMANCE FEE ACCOUNTS OR HIGHER-FEE ACCOUNTS BASED ON ACCOUNT FEE STRUCTURE).

...    FRONT RUNNING IS STRICTLY PROHIBITED.

...    THE FUND'S PORTFOLIO LEADER(S) AND PORTFOLIO MEMBER(S) MAY NOT BE
     GUARANTEED OR SPECIFICALLY ALLOCATED ANY PORTION OF A PERFORMANCE FEE. ALL PERFORMANCE FEE REVENUES ARE PAID AND ALLOCATED UNDER THE SAME PROCESS AS OTHER PUTNAM REVENUES.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management's investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish "pilot" or "incubator" funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund's Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management's policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation - neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management's daily block trades to the same extent as client accounts.

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management's trade allocation policies generally provide that each day's transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management's opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management's trade oversight procedures in an attempt to ensure fairness over time across accounts.

"Cross trades," in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades could be seen to involve a potential conflict of interest if, for example, one account were permitted to sell a security to another account at a higher price than an independent third party would pay.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account's objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund's Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(B) COMPENSATION:

Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

     .    Consistent performance means being above median over one year.

     . Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

     . Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- -----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Joseph P. Joseph     X
Tinh D. Bui          X
Gerald I. Moore      X
John A. Ferry        X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                         RCM GLOBAL TECHNOLOGY PORTFOLIO
                           RCM CAPITAL MANAGEMENT LLC


                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  -----------------------------------------------------------------
                             (A)                   (B)
                  REGISTERED INVESTMENT      OTHER POOLED               (C)
                        COMPANIES         INVESTMENT VEHICLES     OTHER ACCOUNTS
(A)(1) PORTFOLIO  ---------------------  --------------------  --------------------
 MANAGER'S NAME     NUMBER      TOTAL     NUMBER      TOTAL     NUMBER      TOTAL
  (AS LISTED IN       OF       ASSETS       OF       ASSETS       OF       ASSETS
   PROSPECTUS)     ACCOUNTS  (MILLIONS)  ACCOUNTS  (MILLIONS)  ACCOUNTS  (MILLIONS)
- ----------------   --------  ----------  --------  ----------  --------  ----------
Walter Price          10       $2,150       1          $3         26       $205
Huachecn Chen         10       $2,150       1          $3         25       $205

                    (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
                   AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE
                       ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                  ----------------------------------------------------------------
                           (A)                   (B)
                       REGISTERED           OTHER POOLED
                       INVESTMENT            INVESTMENT                (C)
                        COMPANIES             VEHICLES           OTHER ACCOUNTS
(A)(1) PORTFOLIO  --------------------  --------------------  --------------------
 MANAGER'S NAME    NUMBER      TOTAL     NUMBER      TOTAL     NUMBER      TOTAL
  (AS LISTED IN      OF       ASSETS       OF       ASSETS       OF       ASSETS
   PROSPECTUS)    ACCOUNTS  (MILLIONS)  ACCOUNTS  (MILLIONS)  ACCOUNTS  (MILLIONS)
- ----------------  --------  ----------  --------  ----------  --------  ----------
Walter Price          0          0          0         $0          2         $14
Huachecn Chen         0          0          0         $0          0         $ 0

(A)(4) DESCRIPTION OF POTENTIAL CONFLICTS OF INTEREST

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

          . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

          . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

          . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund's portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM's investment personnel, including each fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See "Code of Ethics".

PALLAS INVESTMENT PARTNERS, L.P. ("PALLAS") AND RELATED ENTITIES. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

Pallas serves as investment manager to two unregistered investment companies (the "Pallas Hedge Funds") - Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the "General Partner"). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner. Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the AXA Multimanager Technology Fund.

RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM's affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas' clients are executed through RCM's equity trading desk, and trades by Pallas on behalf of Pallas' clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM's clients. All trades on behalf of Pallas' clients that are executed through RCM's equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) is treated fairly and equitably over time. The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

(B) COMPENSATION

RCM believes that their compensation program is competitively positioned to attract and retain high-caliber investment professionals. RCM compensates its portfolio managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, stock appreciation right units and a benefits package (the "Bonus Program"). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular portfolio manager (the "Profit Program").

Bonus Program . RCM maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of our staff with the investment results generated on behalf of our clients. The primary components of this system are base compensation, incentive bonus, profit sharing and long term incentive units (LTIP). We strive to provide our staff with competitive salaries and incentive compensation that is driven by peer data and investment performance. In addition, our key staff will benefit by the overall success of our business in both the short term (profit sharing) and the long term (LTIP), ensuring that monetary reward is competitive and reflective of the investment results received by our clients.

Annual Bonus. All portfolio managers also receive discretionary compensation in the form of a bonus. The discretionary bonus is designed to reward investment professionals for sustained high performance by linking pay to two core elements: quantitatively measured investment results, and firm profitability. At the start of the year, each portfolio manager receives a target bonus. The target bonus is based on the individuals' years of experience and level of responsibility in the organization. Third party compensation data is also consulted to ensure that the level of the target bonus is competitive. The actual bonus amount paid at year-end can be more than the target bonus by as much as 300% or less than the target bonus (to as little as no bonus) - depending on individual, team and firm performance.

Stock Appreciation Rights. Key members of RCM's investment staff are allocated Stock Appreciation Right (SARs) units at the beginning of each year. The SARs vest over five years. Each tranche of SARs are paid-out on the fifth anniversary of their issuance - the amount of which is based on the increase in profitability of the firm during that five-year period.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated by the Non-Qualified Deferred Compensation Plan.

Profit Program.
- ---------------

In the Profit Program portfolio managers share in the profits generated by the mutual fund they manage. In this program, portfolio managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM to manage the fund. Under this program portfolio managers also are eligible to participate in the Stock Appreciation Rights program and the retirement plans referenced above.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                             $100,001-    $500,001-      OVER
PORTFOLIO MANAGER   NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000    $500,000   $1,000,000   $1,000,000
- -----------------   ----   ----------   ---------------   ----------------   ---------   ----------   ----------
Walter Price          X
Huachen Chen          X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                     T. ROWE PRICE MID CAP GROWTH PORTFOLIO
                         T. ROWE PRICE ASSOCIATES, INC.

                      (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                   AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  ------------------------------------------------------------------
                              (A)                   (B)
                     REGISTERED INVESTMENT      OTHER POOLED            (C)
                           COMPANIES        INVESTMENT VEHICLES    OTHER ACCOUNTS
(A)(1) PORTFOLIO     ---------------------  -------------------  -----------------
 MANAGER'S NAME        NUMBER                 NUMBER              NUMBER
  (AS LISTED IN          OF       TOTAL         OF      TOTAL       OF      TOTAL
   PROSPECTUS)        ACCOUNTS    ASSETS     ACCOUNTS   ASSETS   ACCOUNTS   ASSETS
- ----------------      --------  ---------    --------  -------   --------  -------
Brian Berghuis            7     $18,816.9        2      $311.2       4      $290.0
                                 million               million             million

                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
                    AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH
                   THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                  -------------------------------------------------------------
                              (A)               (B)
                          REGISTERED       OTHER POOLED
                          INVESTMENT        INVESTMENT            (C)
                           COMPANIES         VEHICLES       OTHER ACCOUNTS
(A)(1) PORTFOLIO       ----------------  ----------------  ----------------
 MANAGER'S NAME         NUMBER            NUMBER            NUMBER
  (AS LISTED IN           OF      TOTAL     OF      TOTAL     OF      TOTAL
   PROSPECTUS)         ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- ----------------       --------  ------  --------  ------  --------  ------
Brian Berghuis             0        0        0        0        0        0

* PLEASE NOTE THE INFORMATION ABOVE DOES NOT INCLUDE ANY OF THE FUNDS FOR WHICH T. ROWE PRICE SERVES AS SUBADVISER FOR MET INVESTORS ADVISORY LLC. THE ASSETS HAVE NOT YET BEEN RECONCILED, AND THEREFORE, ARE SUBJECT TO CHANGE.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager's Compensation" section, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

(B) COMPENSATION Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- -----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Brian Berghuis     [X]

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                     THIRD AVENUE SMALL CAP VALUE PORTFOLIO
                           THIRD AVENUE MANAGEMENT LLC


                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  -----------------------------------------------------------------
                            (A)
                        REGISTERED                    (B)
                        INVESTMENT                OTHER POOLED                    (C)
                        COMPANIES              INVESTMENT VEHICLES          OTHER ACCOUNTS
(A)(1) PORTFOLIO  ----------------------  ------------------------   -------------------------
 MANAGER'S NAME    NUMBER                  NUMBER                     NUMBER
  (AS LISTED IN      OF         TOTAL        OF          TOTAL          OF           TOTAL
   PROSPECTUS)    ACCOUNTS     ASSETS     ACCOUNTS      ASSETS       ACCOUNTS       ASSETS
- ----------------  --------  ------------  --------  --------------   --------  ---------------
Curtis Jensen         4     $3.6 billion     None                      4*      Over $1 million
Ian Lapey             4     $1.4 billion     5      $120.2 million     None

                        (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                    ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                  WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                  -----------------------------------------------------------------
                          (A)                 (B)
                      REGISTERED          OTHER POOLED
                      INVESTMENT           INVESTMENT              (C)
                       COMPANIES            VEHICLES         OTHER ACCOUNTS
(A)(1) PORTFOLIO  ----------------  ----------------------  ----------------
 MANAGER'S NAME    NUMBER            NUMBER                  NUMBER
  (AS LISTED IN      OF      TOTAL     OF         TOTAL        OF      TOTAL
   PROSPECTUS)    ACCOUNTS  ASSETS  ACCOUNTS     ASSETS     ACCOUNTS  ASSETS
- ----------------  --------  ------  --------  ------------  --------  ------
Curtis Jensen       N/a               N/a                   N/a
Ian Lapey           None              1       $1.3 million  N/a

* Curtis Jensen manages these accounts in a personal capacity and receives no advisory fee for these accounts.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS Circumstances may arise under which Third Avenue Management LLC (the "Adviser") determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. The Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients' interests.

(B) COMPENSATION Each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the Adviser. The bonus is determined in the discretion of senior management of the Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Portfolio managers who perform additional management functions within the Adviser may receive additional compensation in these other capacities.

(C) OWNERSHIP OF SECURITIES/II/ SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- -----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Curtis Jensen      X
Ian Lapey          X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                         TURNER MID CAP GROWTH PORTFOLIO
                        TURNER INVESTMENT PARTNERS, INC.


                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  -----------------------------------------------------------------
                            (A)
                        REGISTERED                 (B)
                        INVESTMENT             OTHER POOLED                 (C)
                        COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
(A)(1) PORTFOLIO  ----------------------  ----------------------  ----------------------
 MANAGER'S NAME    NUMBER                  NUMBER                 NUMBER
  (AS LISTED IN      OF         TOTAL        OF         TOTAL        OF        TOTAL
   PROSPECTUS)    ACCOUNTS     ASSETS     ACCOUNTS     ASSETS     ACCOUNTS    ASSETS
- ----------------  --------  ------------  --------  ------------  --------  ------------
Christopher
McHugh                17    $3.4 billion     29     $527 million   73       $4.5 billion
Bill McVail, CFA      15    $3.1 billion     17     $228 million   65       $3.7 billion
Robert E. Turner      22    4.0 billion      29     $609 million   92       $7.4 billion

                        (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                    ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                  WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                  -----------------------------------------------------------------
                          (A)                       (B)
                      REGISTERED                OTHER POOLED
                      INVESTMENT                 INVESTMENT                (C)
                       COMPANIES                  VEHICLES           OTHER ACCOUNTS
(A)(1) PORTFOLIO  ----------------        ---------------------  ----------------------
 MANAGER'S NAME    NUMBER                  NUMBER                 NUMBER
  (AS LISTED IN      OF      TOTAL           OF         TOTAL       OF         TOTAL
   PROSPECTUS)    ACCOUNTS  ASSETS        ACCOUNTS     ASSETS    ACCOUNTS     ASSETS
- ----------------  --------  ------------  --------  -----------  --------  ------------
Christopher          4      $799 million     1      $13 million    3       $174 million
McHugh
Bill McVail, CFA     1      $33 million      1      $13 million    3       $174 million
Robert E. Turner     3      $787 million     0      $0             1       $19 million

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

     As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, related to the side by side management of accounts with performance based fees and accounts with fixed fees, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

(B) COMPENSATION

     Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one year performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

     The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
- ------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
Christopher           X

McHugh
Bill McVail, CFA      X
Robert E. Turner      X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                          VAN KAMPEN COMSTOCK PORTFOLIO


                     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                           TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                  -------------------------------------------------------------------------

                             (A)                       (B)
                    REGISTERED INVESTMENT         OTHER POOLED                 (C)
                          COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
(A)(1) PORTFOLIO  -------------------------  ----------------------  ----------------------
 MANAGER'S NAME    NUMBER                     NUMBER                  NUMBER
  (AS LISTED IN      OF          TOTAL          OF         TOTAL        OF          TOTAL
   PROSPECTUS)    ACCOUNTS      ASSETS       ACCOUNTS     ASSETS     ACCOUNTS      ASSETS
- ----------------  --------  ---------------  --------  ------------  --------  ------------
R. Robert Baker      16     $26,567,977,870    2       $1.2 billion   18,999   $2.2 billion
Jason S. Leder       16     $26,567,977,870    2       $1.2 billion   18,999   $2.2 billion
Kevin C. Holt        16     $26,567,977,870    2       $1.2 billion   18,999   $2.2 billion

                        (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                    ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                  WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                  -----------------------------------------------------------------
                                 (A)             (B)
                            REGISTERED       OTHER POOLED
                            INVESTMENT        INVESTMENT             (C)
                             COMPANIES         VEHICLES        OTHER ACCOUNTS
                               (SEE              (SEE               (SEE
                           FOOTNOTE II)      FOOTNOTE II)       FOOTNOTE II)
(A)(1) PORTFOLIO         ----------------  ----------------  -----------------
 MANAGER'S NAME           NUMBER            NUMBER            NUMBER
  (AS LISTED IN             OF      TOTAL     OF      TOTAL     OF      TOTAL
   PROSPECTUS)           ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
- ----------------         --------  ------  --------  ------  --------  -------
R. Robert Baker              0       $0       0        $0       0        $0
Jason S. Leder               0       $0       0        $0       0        $0
Kevin C. Holt                0       $0       0        $0       0        $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS Since the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address conflicts of interest.

(B) COMPENSATION Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the subadviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

- - CASH BONUS;

- - MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

- - INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Subadviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu. The Fund currently is not included in the IMDCP fund menu.

- - VOLUNTARY DEFERRED COMPENSATION PLANS -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Subadviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

... Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

... Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

... Contribution to the business objectives of the Subadviser.

... The dollar amount of assets managed by the portfolio manager.

... Market compensation survey research by independent third parties.

... Other qualitative factors, such as contributions to client objectives.

... Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
- -----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
B. Robert Baker      X
Jason Leder          X
Kevin Holt           X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2005. As of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                  LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
                          WESTERN ASSET MANAGEMENT CO.


                          (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                                TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                    -------------------------------------------------------------------------------

                               (A)                        (B)
                      REGISTERED INVESTMENT          OTHER POOLED                    (C)
                            COMPANIES             INVESTMENT VEHICLES          OTHER ACCOUNTS
 (A)(1) PORTFOLIO   -------------------------  -------------------------  -------------------------
  MANAGER'S NAME     NUMBER                     NUMBER                     NUMBER
   (AS LISTED IN       OF          TOTAL          OF           TOTAL         OF          TOTAL
    PROSPECTUS)     ACCOUNTS      ASSETS       ACCOUNTS       ASSETS      ACCOUNTS      ASSETS
- ------------------  --------  ---------------  --------  ---------------  --------  ---------------
S. Kenneth Leech       36     $23,661,545,735    19      $19,795,303,572    740     $20,675,562,028
Stephen A. Walsh       36     $23,661,545,735    19      $19,795,303,572    740     $20,675,562,028
James J. Flick          2     $   303,350,218     4      $ 2,411,799,647     78     $27,762,151,053
Frederick Marki         0     $             0     0      $             0      0     $             0

                                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                      ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO
                    WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
                    -----------------------------------------------------------------
                               (A)              (B)
                          REGISTERED        OTHER POOLED
                          INVESTMENT         INVESTMENT               (C)
                           COMPANIES          VEHICLES          OTHER ACCOUNTS
 (A)(1) PORTFOLIO      ----------------  ----------------  -------------------------
  MANAGER'S NAME        NUMBER            NUMBER            NUMBER
   (AS LISTED IN          OF      TOTAL     OF      TOTAL     OF         TOTAL
    PROSPECTUS)        ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS     ASSETS
- ------------------     --------  ------  --------  ------  --------  ---------------
S. Kenneth Leech          0        $0       0        $0      77      $20,675,562,028
Stephen A. Walsh          0        $0       0        $0      77      $20,675,562,028
James J. Flick            0        $0       0        $0       7      $ 2,212,897,045
Frederick Marki           0        $0       0        $0       0      $             0

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the Firm's portfolios, but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio's trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio's sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(B) COMPENSATION

With respect to the compensation of the portfolio managers, the Advisers' compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager's investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
- -----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
S. Kenneth Leech     X
Stephen A. Walsh     X
James J. Flick       X
Frederick Marki      X

                           MET INVESTORS SERIES TRUST

                                   Lord Abbett
                            America's Value Portfolio

                                  ANNUAL REPORT

                                DECEMBER 31, 2006



LORD ABBETT  AMERICA'S  VALUE  PORTFOLIO FOR THE YEAR ENDED 12/31/06  MANAGED BY
LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS



EQUITY MARKET REVIEW

In what has become a significant trend, the stock market finished the year with broad strength, as the S&P Composite 1500(R) Index/1/ gained nearly 7%
(including dividends) during the fourth quarter 2006, or almost half of the year's total gain. The positive performance turned-in by equities occurred despite moderating economic fundamentals, as investors began to price in persistent above trend growth in corporate profits. Indeed, since the market's bottom in 2002, corporate profits have continually outpaced share price gains;
meaning investors pay substantially less today for a dollar of earnings than they did four years ago. Even in 2006 with the broad market up in excess of 15%
(including dividends), the widely cited price-to-earnings ratio (P/E) narrowed.

The economic backdrop seemed to moderate as the year progressed and the housing market correction intensified. With the housing market in a crunch, the auto industry followed suit, in part due to a pay-back from previous years' incentive plans and a general decline in consumer expectations about the future. Outside of housing and manufacturing, the much larger service sector continued to display fairly robust strength. Late year employment gains in the service sector, for instance, more than offset layoffs in the construction and manufacturing sectors. For the year, employment grew a bit faster than the number of new entrants looking for work, causing the unemployment rate to slip four-tenths of a percent to 4.5%--well below its historical average and consistent with relatively strong wage growth. In addition to rising incomes associated with job creation, late year declines in retail energy prices helped to sustain consumer spending at rates supportive of broader economic activity.

With the economy expanding so, too, did revenue growth. Benefiting from the most handsome margins in decades, earnings actually outpaced revenue growth, acting as a catalyst for equity investors to push many stock prices to new highs, including the Dow Jones Industrial Average. After beginning the year with positive momentum, the market entered a period of consolidation in May. The spring sell-off persisted until mid-July. During the market correction small-caps, as measured by the S&P 600(R) SmallCap Index/2/, fell nearly twice
(in percent terms) as much as large-caps. Once positive momentum returned, large-capitalized companies led the market higher. For the year, the S&P 100(R)
Index, comprised of large-cap stocks, gained more than 18% (on a total return basis), while the small-cap index matched the broad market with a return of roughly 15%. Mid-capitalization companies trailed, on average, but still managed to register a total return in excess of 10% over the period. Performance disparity was pronounced between the value and growth styles of investing, as the value indexes led their growth equivalents by at least seven percentage points.

FIXED INCOME MARKET REVIEW

The Federal Reserve Board (the "Fed") ended its string of 17 consecutive interest rate increases with its final 0.25% hike on June 29, 2006. This round of tightening, which began in June 2004, brought the Fed Funds Target Rate to 5.25% from the 1.00% level it had been at since the last round of easing ended in June of 2003. Of the 17 interest rate increases, four of them took place in 2006.

Over the year, the yield curve inverted. Rates on the 6-month Treasury rose 71 basis points to 5.08%, while rates on the long-term 10-year Treasury rose 31 basis points to finish the year at 4.70%. During the year, the Merrill Lynch
High Yield Master II Index posted an 11.74% total return, the Lehman Brothers
Aggregate Bond Index/3/ posted a 4.33% gain for the year, and the Merrill Lynch
All Convertibles Index/4/ returned 12.83%. Convertibles captured over 80% of the upside of equities, with the S&P 500(R) Index up 15.79%.

In 2006, investors showed a preference for riskier, lower rated securities.
Within the high yield market, CCC-rated bonds outperformed single and double
B-rated bonds, with the CCC-Index up 18.60%, the B-Index up 11.40%, and the BB-Index up 9.88%. In the convertible market, speculative grade issues beat investment grade issues as well. The Merrill Lynch All Speculative Grade
Convertible Index/5/ was up 17.65% for the year, while the The Merrill Lynch All
Investment Grade Convertible Index/6/ was up 8.57%. Even in the high-grade portion of the market, mortgages and corporates outperformed treasuries.

PORTFOLIO REVIEW

EQUITY COMPONENT

For the twelve-month period ended December 31, 2006, the Portfolio outperformed the S&P 500(R) Index. Within the information technology sector, the Portfolio's relative underweight was the most significant contributor to performance, as this was one of the weakest sectors during the year. Stock selection within the sector also helped performance, as Avaya, a telecommunications systems and service provider, benefited from accelerating product demand. The Portfolio's underweight within the healthcare sector was also a large contributor, as this was the weakest sector in the index.

The largest detractor from performance was stock selection within the materials sector. Bowater, a paper production company, slid after announcing weak quarterly earnings and increased operating costs. The Portfolio's relative underweight within the financials sector also hurt performance, as this sector benefited from strong capital markets. Stock selection within the energy sector was also a significant detractor. EOG Resources, an oil and gas E&P company, declined in the beginning of the year after announcing a higher cost outlook and offering investors little information on a new drilling site.

BOND COMPONENT

Contributing to performance within the convertible allocation was railroad company CSX Corporation and telecommunications company Qwest Communications
International. Within high yield, General Motors Acceptance Corporation (GMAC) and El Paso Corporation were top contributors to performance. GMAC did well as it appeared that General Motors Corporation would successfully complete the sale of a 51% interest in GMAC. This came to fruition in November and should allow
GMAC to seek more favorable funding terms and a higher credit rating.

Detracting from performance in the year within the convertible allocation were healthcare companies CV
Therapeutics, Inc. and Genzyme Corporation. This was partly a negative reaction to Democrats

                                        1






LORD ABBETT AMERICA'S VALUE PORTFOLIO FOR THE YEAR ENDED 12/31/06 MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)



winning control of Congress, leading to investor fear of costly restrictions.
Within the high yield allocation there were no significant detractors, although our underweight of CCC-rated holdings hurt performance relative to the high yield universe.

EQUITY OUTLOOK

The market's preoccupation with predicting the track of the economy and Fed interest rate policy continues to afford us opportunities to invest in the stocks of companies with improving profit outlooks based on corporate change.
Though this may leave us out of step with the market at times, this discipline has generated solid returns for our investors in the past. We firmly believe it will do so again in the future.

We are currently agnostic on both the economy and interest rates, feeling that neither is likely to change dramatically over the next several months. As we always have, we will continue to invest in areas where we see company and industry catalysts to improve below-average levels of profitability.
Specifically, we still see plenty of opportunity in telecommunications and telecommunications equipment companies, as well as in the broadly defined business services. Meanwhile, we continue to harvest gains realized in certain parts of the materials sector.

While our disciplined deeper-value approach sometimes leads to short-term relative underperformance, we are very enthusiastic about the longer-term prospects of our portfolio. We feel very good about the investments we are making and believe the longer term gains should more than offset the near term relative underperformance.

BOND OUTLOOK

We believe we are in a very benign credit environment with corporate balance sheets still quite strong, margins and profitability high, and the market readily absorbing new high yield issuance. Companies continue to have good access to capital, and the default rate and distressed ratio remain quite low.
We believe this environment will remain in place over the next few quarters. We anticipate that strong high yield issuance will continue, particularly driven by strong cash flow into LBO and private equity funds. This could put pressure on high yield spreads, but we believe economic conditions are too favorable for spreads to widen significantly.

We continue to feel that Treasuries are relatively overvalued, and maintain our preference for mortgages within the high grade space. We don't currently plan to extend duration by buying Treasuries, which we feel are range bound. Within convertibles, we are also emphasizing certain undervalued, niche companies that may benefit from higher mergers & acquisitions activity. We believe that convertibles, by providing exposure to equity markets, will continue to be an important factor in differentiating our performance.

TEAM MANAGED

The Portfolio is managed by a team of investment managers and analysts. Edward K. von der Linde and Christopher
J. Towle head the team and are jointly and primarily responsible for the day-to-day management of the Portfolio.
Messrs. von der Linde and Towle, Partners of Lord Abbett, have been with Lord Abbett since 1988 and 1987, respectively

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary. /1/The S&P Composite
1500 Index combines three leading indices--the S&P 500(R) Index, the S&P MidCap
400(R) Index, and the S&P SmallCap 600(R) Index--to form an investable benchmark of the U.S. equity market. Covering approximately 90% of the U.S. market capitalization, the S&P Composite 1500 offers investors an index with the familiar characteristics of the S&P 500 but with broader market exposure.

/2/The S&P SmallCap 600(R) Index invests in a basket of small-cap equities. A small-cap company is generally defined as a stock with a market capitalization between $300 million and $2 billion.

/3/ The Lehman Brothers Aggregate Bond Index represents securities that are U.S.
domestic, taxable, non-convertible and dollar denominated. The index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

/4/The Merrill Lynch All Convertibles Index consists of publicly-traded U.S.
issues convertible into shares, including traditional and mandatory convertibles.

/5/The Merrill Lynch All Speculative Grade Convertible Index is comprised of approximately 300 issues of only speculative-grade convertible bonds and preferreds.

/6/The Merrill Lynch All Investment Grade Convertible Index is comprised of approximately 200 issues of only investment-grade convertible bonds and preferreds.

THE PORTFOLIO IS ACTIVELY MANAGED AND THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF
A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE
SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.



                                        2






LORD ABBETT AMERICA'S VALUE PORTFOLIO FOR THE YEAR ENDED 12/31/06 MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)





TOP TEN HOLDINGS BY MARKET VALUE
 As of 12/31/06

                                                                                         Percent of
                                 Description                                             Net Assets
                                 ------------------------------------------------------------------
                                 AT&T, Inc.                                                2.93%
                                 ------------------------------------------------------------------
                                 NiSource, Inc.                                            2.41%
                                 ------------------------------------------------------------------
                                 Puget Energy, Inc.                                        2.39%
                                 ------------------------------------------------------------------
                                 Tupperware Brands Corp.                                   2.31%
                                 ------------------------------------------------------------------
                                 R.R. Donnelley & Son Co. 2.30%
                                 ------------------------------------------------------------------
                                 Bristol-Myers Squibb Co.                                  2.25%
                                 ------------------------------------------------------------------
                                 Clear Channel Communications, Inc.                        2.19%
                                 ------------------------------------------------------------------
                                 Federal Home Loan Mortgage Corp. (5.750%, due 04/15/08)   2.14%
                                 ------------------------------------------------------------------
                                 Eastman Chemical Co.                                      2.11%
                                 ------------------------------------------------------------------
                                 The ServiceMaster Co.                                     2.10%
                                 ------------------------------------------------------------------


PORTFOLIO COMPOSITION (% of portfolio market value)

                                      As of 12/31/06

                                                                          [CHART]

                                      Common Stocks                                      72.3%
                                      Convertible Bonds                                   3.2%
                                      Domestic Bonds & Debt Securities                   21.5%
                                      Preferred Stocks                                    2.0%
                                      U.S. Government & Agency Obligations                1.0%




                                        3






LORD ABBETT AMERICA'S VALUE PORTFOLIO FOR THE YEAR ENDED 12/31/06 MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)



LORD ABBETT AMERICA'S VALUE PORTFOLIO MANAGED BY LORD, ABBETT & CO. LLC VS. S&P
500(R) INDEX/1/ AND BLENDED BENCHMARK/2/

                                                          Growth Based on $10,000+

                                                                   [CHART]

                                 Date             Fund           S&P 500           Blended Russ / ML
                                 ----             ----           -------           -----------------
                                 5/1/2003        $10,000         $10,000               $10,000
                               12/31/2003         12,104          12,278                12,532
                               12/31/2004         14,251          13,613                14,588
                               12/31/2005         14,814          14,281                15,536
                               12/31/2006         17,000          16,538                18,876

                                      ------------------------------------------------------------
                                                                     Average Annual Return/3/
                                                                   (for the year ended 12/31/06)
                                      ------------------------------------------------------------
                                                                  1 Year 3 Year Since Inception/4/
                                      ------------------------------------------------------------
                                      Lord Abbett America's Value
                                  --  Portfolio                   14.75% 11.98%      15.55%
                                      ------------------------------------------------------------
                                  - - S&P 500(R) Index/1/         15.79% 10.44%      14.70%
                                      ------------------------------------------------------------
                                  --  Blended Benchmark/2/        21.49% 14.63%      18.92%
                                      ------------------------------------------------------------


+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The
Index does not include fees or expenses and is not available for direct investment.

/2/The blended benchmark is comprised of 65% Russell 3000(R) Value Index and 35%
Merrill Lynch U.S. High Yield Master II Index. The Indexes do not include fees or expenses and is not available for direct investment.

The Russell 3000(R) Value Index is an unmanaged index which measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The stock in this index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value
Indexes.

The Merrill Lynch U.S. High Yield Master II Index is a broad-based index consisting of all
U.S.-dollar-denominated high-yield bonds with a minimum outstanding amount of
$100 million and maturing over one year. The quality rating is less than BBB.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class B shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.



                                        4




MET INVESTORS SERIES TRUST




UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION
COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series
Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming
ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only.
Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                                                BEGINNING     ENDING        EXPENSES PAID
                                                                ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                                6/30/06       12/31/06      7/1/06-12/31/06
                    LORD ABBETT AMERICA'S VALUE PORTFOLIO       ------------- ------------- ---------------

                      Class B
                      Actual                                      $1,000.00     $1,114.60        $5.86
                      Hypothetical (5% return before expenses)     1,000.00      1,019.66         5.60
                    ------------------------------------------  ------------- ------------- ---------------


* Expenses are equal to the Portfolio's annualized expense ratio of 1.10%
multiplied by the average account value over the period, multiplied by 184/365
(to reflect the one-half year period).

                                        5





MET INVESTORS SERIES TRUST




LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
 DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

                              ----------------------------------------------------------------------
                              SECURITY                                      PAR            VALUE
                              DESCRIPTION                                  AMOUNT         (NOTE 2)
                              ----------------------------------------------------------------------

                              DOMESTIC BONDS & DEBT SECURITIES - 22.2%
                              AUTO COMPONENTS - 0.2%
                              Cooper Standard Automotive, Inc. 8.375%,
                                due 12/15/14............................ $   100,000    $     79,250
                              Stanadyne Corp., Series 1 10.000%, due
                                08/15/14................................      75,000          77,438
                                                                                        ------------
                                                                                             156,688
                                                                                        ------------
                              AUTOMOTIVE LOANS - 0.8% Ford Motor Credit Co.
                                7.375%, due 10/28/09....................     300,000         300,827
                               7.250%, due 10/25/11.....................     125,000         122,531
                              General Motors Acceptance Corp. 7.250%,
                                due 03/02/11............................     350,000         364,302
                                                                                        ------------
                                                                                             787,660
                                                                                        ------------
                              BUSINESS SERVICES - 0.7%
                              Affinion Group, Inc. 11.500%, due
                                10/15/15................................     300,000         318,750
                              RH Donnelley Corp. 8.875%, due
                                01/15/16................................     300,000         316,500
                                                                                        ------------
                                                                                             635,250
                                                                                        ------------
                              CHEMICALS - 0.7%
                              Equistar Chemicals LP 7.550%, due
                                02/15/26................................     200,000         191,000
                              Ineos Group Holdings Plc 8.500%, due
                                02/15/16 (144A)(a)......................     250,000         240,000
                              Lyondell Chemical Co. 8.250%, due
                                09/15/16................................     175,000         184,625
                              Mosaic Co. (The) 7.625%, due 12/01/16
                                (144A)(a)...............................      25,000          26,031
                                                                                        ------------
                                                                                             641,656
                                                                                        ------------
                              COMMERCIAL SERVICES & SUPPLIES - 0.4%
                              Ashtead Capital, Inc. 9.000%, due 08/15/16
                                (144A)(a)...............................     200,000         215,000
                              FTI Consulting, Inc. 7.750%, due 10/01/16
                                (144A)(a)...............................      75,000          78,188
                              Hertz Corp. 8.875%, due 01/01/14
                                (144A)(a)...............................     150,000         157,875
                                                                                        ------------
                                                                                             451,063
                                                                                        ------------
                              CONTAINERS & PACKAGING - 1.1%
                              Berry Plastics Holding Corp. 8.875%, due
                                09/15/14 (144A)(a)......................     350,000         357,000
                              Crown Cork & Seal, Inc. 7.375%, due
                                12/15/26................................     250,000         235,000
                              Graphic Packaging International Corp.
                                9.500%, due 08/15/13....................     250,000         265,000
                              Stone Container Finance Co. 7.375%, due
                                07/15/14................................     170,000         158,950
                                                                                        ------------
                                                                                           1,015,950
                                                                                        ------------

                               --------------------------------------------------------------------
                               SECURITY                                    PAR            VALUE
                               DESCRIPTION                                AMOUNT         (NOTE 2)
                               --------------------------------------------------------------------

                               ELECTRIC - 0.4%
                               Mirant Americas General LLC 9.125%, due
                                 05/01/31.............................. $   350,000    $    372,750
                                                                                       ------------
                               ELECTRIC UTILITIES - 0.7%
                               Edison Mission Energy 7.750%, due
                                 06/15/16..............................     350,000         372,750
                               Reliant Energy, Inc. 9.500%, due
                                 07/15/13..............................     300,000         323,250
                                                                                       ------------
                                                                                            696,000
                                                                                       ------------
                               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
                               NXP BV/NXP Funding LLC 9.500%, due
                                 10/15/15 (144A)(a)....................     425,000         437,750
                                                                                       ------------
                               ENERGY EQUIPMENT & SERVICES - 0.3%
                               Hornbeck Offshore Services, Inc. 6.125%,
                                 due 12/01/14..........................     250,000         239,688
                                                                                       ------------
                               ENTERTAINMENT & LEISURE - 0.1%
                               AMC Entertainment, Inc. 11.000%, due
                                 02/01/16..............................      75,000          84,563
                                                                                       ------------
                               ENVIRONMENTAL SERVICES - 0.4%
                               Aleris International, Inc. 10.000%, due
                                 12/15/16 (144A)(a)....................     150,000         151,125
                               Allied Waste North America, Inc. 7.250%,
                                 due 03/15/15..........................     250,000         251,562
                                                                                       ------------
                                                                                            402,687
                                                                                       ------------
                               FINANCE - DIVERSIFIED - 0.3%
                               Hughes Network Systems LLC/HNS Finance
                                 Corp. 9.500%, due 04/15/14............     250,000         262,188
                                                                                       ------------
                               HEALTH CARE PROVIDERS & SERVICES - 0.3%
                               Tenet Healthcare Corp. 9.250%, due
                                 02/01/15..............................     250,000         251,250
                                                                                       ------------
                               HOTELS, RESTAURANTS & LEISURE - 0.5%
                               Gaylord Entertainment Co. 8.000%, due
                                 11/15/13..............................     175,000         182,437
                               Landry's Restaurants, Inc. 7.500%, due
                                 12/15/14..............................     200,000         196,500
                               River Rock Entertainment Authority
                                 9.750%, due 11/01/11..................      50,000          53,250
                               Turning Stone Casino Resort Enterprise
                                 9.125%, due 09/15/14 (144A)(a)........      50,000          51,375
                                                                                       ------------
                                                                                            483,562
                                                                                       ------------
                               INDUSTRIAL - DIVERSIFIED - 0.5%
                               Park - Ohio Industries, Inc. 8.375%, due
                                 11/15/14..............................     250,000         234,375
                               RBS Global, Inc./Rexnord Corp. 11.750%,
                                 due 08/01/16 (144A)(a)................     200,000         210,000
                                                                                       ------------
                                                                                            444,375
                                                                                       ------------


See notes to financial statements

                                        6





MET INVESTORS SERIES TRUST




LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
 DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

                                 -----------------------------------------------------------------
                                 SECURITY                                    PAR         VALUE
                                 DESCRIPTION                                AMOUNT      (NOTE 2)
                                 -----------------------------------------------------------------

                                 MEDIA - 1.6%
                                 Barrington Broadcasting Group LLC and
                      Barrington Broadcasting Capital Corp.
                                   10.500%, due 08/15/14 (144A)(a)....... $   400,000 $    408,000
                                 CCH I LLC/CCH I Capital Corp. 11.000%,
                                   due 10/01/15..........................     100,000      103,125
                                 Idearc, Inc. 8.000%, due 11/15/16
                                   (144A)(a).............................     500,000      510,000
                                 Mediacom Broadband LLC 8.500%, due
                                   10/15/15..............................     275,000      279,812
                                 Mediacom LLC 9.500%, due 01/15/13.......     260,000      269,100
                                                                                      ------------
                                                                                         1,570,037
                                                                                      ------------
                                 METALS & MINING - 0.2%
                                 Novelis, Inc. 7.250%, due 02/15/15
                                   (144A)(a).............................     200,000      194,500
                                                                                      ------------
                                 OIL & GAS - 1.4%
                                 Colorado Interstate Gas Co. 6.800%, due
                                   11/15/15..............................     200,000      208,956
                                 Dynegy Holdings, Inc. 8.375%, due
                                   05/01/16..............................     275,000      290,125
                                 El Paso Corp. 7.000%, due 05/15/11......     350,000      364,875
                                 Foundation Pennsylvania Coal Co. 7.250%,
                                   due 08/01/14..........................     100,000      102,250
                                 Williams Companies, Inc. 7.875%, due
                                   09/01/21..............................     300,000      323,250
                                                                                      ------------
                                                                                         1,289,456
                                                                                      ------------
                    OIL & GAS EXPLORATION & PRODUCTION - 0.5%
                                 Chesapeake Energy Corp. 7.625%, due
                                   07/15/13..............................     300,000      317,625
                                 Houston Exploration Co. 7.000%, due
                                   06/15/13..............................     150,000      147,000
                                                                                      ------------
                                                                                           464,625
                                                                                      ------------
                                 PAPER & FOREST PRODUCTS - 1.0%
                                 Abitibi-Consolidated, Inc. 8.550%, due
                                   08/01/10..............................     350,000      334,250
                                 Bowater, Inc. 6.500%, due 06/15/13......     225,000      206,437
                                 Buckeye Technologies, Inc. 8.000%, due
                                   10/15/10..............................     200,000      201,000
                                 Domtar, Inc. 7.875%, due 10/15/11.......     175,000      182,438
                                                                                      ------------
                                                                                           924,125
                                                                                      ------------
                                 PHARMACEUTICALS - 0.4%
                                 Mylan Laboratories, Inc. 6.375%, due
                                   08/15/15..............................     200,000      199,000
                                 Warner Chilcott Corp. 8.750%, due
                                   02/01/15..............................     146,000      150,380
                                                                                      ------------
                                                                                           349,380
                                                                                      ------------
                                 RETAIL - MULTILINE - 0.2%
                                 Brookstone Co., Inc. 12.000%, due
                                   10/15/12..............................     225,000      221,063
                                                                                      ------------

                                 ------------------------------------------------------------------
                                 SECURITY                                     PAR         VALUE
                                 DESCRIPTION                                 AMOUNT      (NOTE 2)
                                 ------------------------------------------------------------------

                    SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.4%
                    Freescale Semiconductor, Inc. 8.875%, due
                                   12/15/14 (144A)(a)..................... $   400,000 $    400,500
                                                                                       ------------
                                 SOFTWARE - 0.3%
                                 Sungard Data Systems, Inc. 9.125%, due
                                   08/15/13...............................     250,000      263,750
                                                                                       ------------
                 TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.0%
                                 Cincinnati Bell, Inc. 7.000%, due
                                   02/15/15...............................     800,000      805,000
                                 Intelsat Bermuda, Ltd. 9.250%, due
                                   06/15/16 (144A) (a)....................     150,000      162,000
                                 Qwest Capital Funding, Inc. 7.900%, due
                                   08/15/10...............................     600,000      627,750
                                 Syniverse Technologies, Inc. 7.750%, due
                                   08/15/13...............................     250,000      250,625
                                                                                       ------------
                                                                                          1,845,375
                                                                                       ------------
                  TELECOMMUNICATION SERVICES - WIRELESS - 0.6%
                                 Dobson Communications Corp. 8.875%,
                                   due 10/01/13...........................     250,000      255,937
                                 Rural Cellular Corp. 9.750%, due
                                   01/15/10...............................     300,000      309,750
                                                                                       ------------
                                                                                            565,687
                                                                                       ------------
                                 TEXTILES, APPAREL & LUXURY GOODS - 0.4%
                                 Elizabeth Arden, Inc. 7.750%, due
                                   01/15/14...............................     300,000      303,750
                                 INVISTA, Inc. 9.250%, due 05/01/12
                                   (144A)(a)..............................     100,000      107,750
                                                                                       ------------
                                                                                            411,500
                                                                                       ------------
                                 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 5.3%
                                 Federal Home Loan Mortgage Corp.
                                   5.750%, due 04/15/08...................   2,000,000    2,015,400
                                 Federal National Mortgage Assoc.
                                   6.000%, due 02/01/34-04/01/36..........   2,123,427    2,140,439
                                  6.500%, due 07/01/35-09/01/36...........     838,874      855,281
                                                                                       ------------
                                                                                          5,011,120
                                                                                       ------------
                                 Total Domestic Bonds & Debt Securities
                                 (Cost $20,488,706)                                      20,874,198
                                                                                       ------------

                                 CONVERTIBLE BONDS - 3.1%
                                 AEROSPACE & DEFENSE - 0.4%
                                 DRS Technologies, Inc. 2.000%, due
                                   02/01/26 (144A)(a).....................     100,000      105,750
                                 EDO Corp. 4.000%, due 11/15/25...........     300,000      290,250
                                                                                       ------------
                                                                                            396,000
                                                                                       ------------
                                 BIOTECHNOLOGY - 0.3%
                                 Genzyme Corp. 1.250%, due 12/01/23.......     300,000      313,500
                                                                                       ------------
                                 COMMERCIAL SERVICES & SUPPLIES - 0.2%
                                 FTI Consulting, Inc. 3.750%, due
                                   07/15/12...............................     200,000      231,000
                                                                                       ------------


See notes to financial statements

                                        7





MET INVESTORS SERIES TRUST




LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
 DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

                                 -----------------------------------------------------------------
                                 SECURITY                                 SHARES/PAR     VALUE
                                 DESCRIPTION                                AMOUNT      (NOTE 2)
                                 -----------------------------------------------------------------

                                 HEALTH CARE PROVIDERS & SERVICES - 0.2%
                                 Five Star Quality Care, Inc. 3.750%, due
                                   10/15/26 (144A)(a).................... $   200,000 $    219,500
                                                                                      ------------
                                 HOTELS, RESTAURANTS & LEISURE - 0.3%
                                 Hilton Hotels Corp. 3.375%, due
                                   04/15/23..............................     150,000      237,375
                                                                                      ------------
                                 INDUSTRIAL - DIVERSIFIED - 0.3%
                                 Roper Industries, Inc. 1.481%/0.000%,
                                   due 01/15/34(b).......................     400,000      262,000
                                                                                      ------------
                                 OIL & GAS - 0.3%
                                 Devon Energy Corp. 4.900%, due
                                   08/15/08..............................     200,000      278,000
                                                                                      ------------
                                 PHARMACEUTICALS - 0.5%
                                 CV Therapeutics, Inc. 3.250%, due
                                   08/16/13..............................     250,000      220,938
                                 MGI Pharma, Inc. 1.682%/000%, due
                                   03/02/24(b)...........................     400,000      267,000
                                                                                      ------------
                                                                                           487,938
                                                                                      ------------
                                 ROAD & RAIL - 0.4%
                                 CSX Corp. 0.010%, due 10/30/21+.........     300,000      371,625
                                                                                      ------------
                                 TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.2%
                                 Qwest Communications International, Inc.
                                   3.500%, due 11/15/25..................     100,000      156,875
                                                                                      ------------
                                 Total Convertible Bonds
                                 (Cost $2,729,763)                                       2,953,813
                                                                                      ------------

                                 COMMON STOCKS - 71.2%
                                 BANKS - 2.3%
                                 Bank of America Corp....................      21,000    1,121,190
                                 Royal Bank of Scotland Group Plc........      27,553    1,071,182
                                                                                      ------------
                                                                                         2,192,372
                                                                                      ------------
                                 BEVERAGES - 1.1%
                                 Coca-Cola Amatil, Ltd...................     166,713    1,020,186
                                                                                      ------------
                                 CHEMICALS - 5.0%
                                 Chemtura Corp...........................     128,500    1,237,455
                                 Eastman Chemical Co.....................      33,500    1,986,885
                                 Monsanto Co.............................      27,400    1,439,322
                                                                                      ------------
                                                                                         4,663,662
                                                                                      ------------
                                 COMMERCIAL SERVICES & SUPPLIES - 5.5%
                                 R. R. Donnelley & Sons Co...............      60,900    2,164,386
                                 The ServiceMaster Co....................     151,000    1,979,610
                                 Waste Management, Inc...................      27,300    1,003,821
                                                                                      ------------
                                                                                         5,147,817
                                                                                      ------------
                   COMMUNICATIONS EQUIPMENT & SERVICES - 1.1%
                                 Avaya, Inc.*............................      72,221    1,009,650
                                                                                      ------------
                                 CONTAINERS & PACKAGING - 1.6%
                                 Ball Corp...............................      35,200    1,534,720
                                                                                      ------------

                                     -----------------------------------------------------------
                                     SECURITY                           SHARES/PAR     VALUE
                                     DESCRIPTION                          AMOUNT      (NOTE 2)
                                     -----------------------------------------------------------

                                     ELECTRIC UTILITIES - 4.4%
                                     Ameren Corp....................... $    35,400 $  1,902,042
                                     Puget Energy, Inc.................      88,700    2,249,432
                                                                                    ------------
                                                                                       4,151,474
                                                                                    ------------
                                     ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
                                     Hubbell, Inc. - Class B...........      20,400      922,284
                                                                                    ------------
                       ENERGY EQUIPMENT & SERVICES - 1.7%
                                     GlobalSantaFe Corp................      28,000    1,645,840
                                                                                    ------------
                                     FINANCE - DIVERSIFIED - 0.5%
                                     CI Financial Income Fund..........      21,100      483,775
                                                                                    ------------
                                     FOOD PRODUCTS - 5.7%
                                     Cadbury Schweppes Plc.............     102,112    1,092,862
                                     H.J. Heinz Co.....................      40,600    1,827,406
                                     Kellogg Co........................      33,900    1,697,034
                                     Kraft Foods, Inc. - Class A.......      22,200      792,540
                                                                                    ------------
                                                                                       5,409,842
                                                                                    ------------
                      HOTELS, RESTAURANTS & LEISURE - 1.2%
                                     McDonald's Corp...................      25,600    1,134,848
                                                                                    ------------
                                     HOUSEHOLD DURABLES - 5.8%
                                     Newell Rubbermaid, Inc............      65,600    1,899,120
                                     Snap-On, Inc......................      29,000    1,381,560
                                     Tupperware Corp...................      96,100    2,172,821
                                                                                    ------------
                                                                                       5,453,501
                                                                                    ------------
                                     HOUSEHOLD PRODUCTS - 0.5%
                                     Henkel KGaA.......................       3,736      484,011
                                                                                    ------------
                                     INSURANCE - 6.6%
                                     ACE, Ltd..........................      32,000    1,938,240
                                     PartnerRe, Ltd....................      19,700    1,399,291
                                     SAFECO Corp.......................      15,700      982,035
                                     XL Capital, Ltd. - Class A........      26,000    1,872,520
                                                                                    ------------
                                                                                       6,192,086
                                                                                    ------------
                                     MEDIA - 2.7%
                                     Clear Channel Communications, Inc.      57,900    2,057,766
                                     Interpublic Group of Cos., Inc.*..      39,122      478,853
                                                                                    ------------
                                                                                       2,536,619
                                                                                    ------------
                                     OIL & GAS - 7.3%
                                     Chevron Corp......................      26,700    1,963,251
                                     EOG Resources, Inc................      17,600    1,099,120
                                     Halliburton Co....................      50,800    1,577,340
                                     NiSource, Inc.....................      94,200    2,270,220
                                                                                    ------------
                                                                                       6,909,931
                                                                                    ------------
                                     PAPER & FOREST PRODUCTS - 3.9%
                                     Bowater, Inc......................      81,200    1,827,000
                                     MeadWestvaco Corp.................      61,900    1,860,714
                                                                                    ------------
                                                                                       3,687,714
                                                                                    ------------


See notes to financial statements

                                        8





MET INVESTORS SERIES TRUST




LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
 DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

                                 ------------------------------------------------------------------
                                 SECURITY                                  SHARES/PAR     VALUE
                                 DESCRIPTION                                 AMOUNT      (NOTE 2)
                                 ------------------------------------------------------------------

                                 PHARMACEUTICALS - 3.7%
                                 Bristol-Myers Squibb Co..................      80,300 $  2,113,496
                                 Mylan Laboratories, Inc..................      68,650    1,370,254
                                                                                       ------------
                                                                                          3,483,750
                                                                                       ------------
                                 RETAIL - MULTILINE - 1.0%
                                 Federated Department Stores, Inc.........      23,870      910,163
                                                                                       ------------
                                 RETAIL - SPECIALTY - 3.2%
                                 Kesa Electricals Plc.....................     164,913    1,091,830
                                 OfficeMax, Inc...........................      37,900    1,881,735
                                                                                       ------------
                                                                                          2,973,565
                                                                                       ------------
                                 TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.7%
                                 AT&T, Inc................................      77,200    2,759,900
                                 Verizon Communications, Inc..............      18,300      681,492
                                                                                       ------------
                                                                                          3,441,392
                                                                                       ------------
                                 TRADING COMPANIES & DISTRIBUTORS - 1.7%
                                 Genuine Parts Co.........................      34,400    1,631,592
                                                                                       ------------
                                 Total Common Stocks
                                 (Cost $57,356,810)                                      67,020,794
                                                                                       ------------

                                 CONVERTIBLE PREFERRED STOCKS - 2.0%
                                 BANKS - 0.3%
                                 Marshall & Ilsley Corp. 6.500%, due
                                   08/15/07...............................      10,000      272,700
                                                                                       ------------
                    ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
                                 CMS Energy Corp. 4.500%, due
                                   12/31/49...............................       5,000      438,750
                                                                                       ------------
                                 INSURANCE - 0.5%
                    Fortis Insurance N.V. 7.750%, due 1/26/08
                                   (144A)(a)..............................         150      213,574
                                 XL Capital Ltd. 7.000%, due 02/15/09.....      10,000      265,000
                                                                                       ------------
                                                                                            478,574
                                                                                       ------------
                                 OIL & GAS - 0.7%
                                 El Paso Corp. 4.990%, due 12/31/49.......         500      663,750
                                                                                       ------------
                                 Total Convertible Preferred Stocks
                                 (Cost $1,504,962)                                        1,853,774
                                                                                       ------------

                                 SHORT-TERM INVESTMENT - 1.0% State Street Bank
                                 and Trust Co.,
                                   Repurchase Agreement dated 12/29/06 at 1.5%
                                   to be repurchased at $952,159 on 1/02/07
                                   collateralized by $995,000 FNMA at 3.25% due
                                   02/15/09 with a
                                   value of $971,901 (Cost - $952,000).... $   952,000      952,000
                                                                                       ------------

                                 TOTAL INVESTMENTS - 99.5%
                                 (Cost $83,032,241)                                      93,654,579

                                 Other Assets and Liabilities (net) - 0.5%                  464,934
                                                                                       ------------

                                 TOTAL NET ASSETS - 100.0%                             $ 94,119,513
                                                                                       ============


PORTFOLIO FOOTNOTES:

+ Zero coupon bond - Interest rate represents current yield to maturity.

* Non-income producing security

(a) Securities that may be resold to "qualified institutional buyers" under Rule
144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $4,245,918 of net assets.

(b) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

FNMA - Federal National Mortgage Association

                        See notes to financial statements

                                        9





MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

                      LORD ABBETT AMERICA'S VALUE PORTFOLIO

                      ASSETS
                         Investments, at value (Note 2)*                                       $92,702,579
                         Repurchase Agreement                                                      952,000
                         Cash                                                                          900
                         Cash denominated in foreign currencies**                                   13,202
                         Receivable for Trust shares sold                                           35,849
                         Dividends receivable                                                      138,952
                         Interest receivable                                                       427,194
                         Receivable from investment manager (Note 3)                                15,291
                                                                                               -----------
                           Total assets                                                         94,285,967
                                                                                               -----------
                      LIABILITIES
                         Payables for:
                           Trust shares redeemed                                                       215
                           Distribution and services fees - Class B                                 19,870
                           Investment advisory fee payable (Note 3)                                 51,662
                           Administration fee payable                                                1,332
                           Custodian and accounting fees payable                                    46,249
                         Accrued expenses                                                           47,126
                                                                                               -----------
                           Total liabilities                                                       166,454
                                                                                               -----------
                      NET ASSETS                                                               $94,119,513
                                                                                               ===========
                      NET ASSETS REPRESENTED BY:
                         Paid in surplus                                                       $78,820,331
                         Accumulated net realized gain                                           2,309,387
                         Unrealized appreciation on investments                                 10,622,283
                         Undistributed net investment income                                     2,367,512
                                                                                               -----------
                           Total                                                               $94,119,513
                                                                                               ===========
                      NET ASSETS
                         Class B                                                               $94,119,513
                                                                                               ===========
                      CAPITAL SHARES OUTSTANDING
                         Class B                                                                 6,047,941
                                                                                               ===========
                      NET ASSET VALUE AND OFFERING PRICE PER SHARE
                         Class B                                                               $     15.56
                                                                                               ===========

                      ------------------------------------------------------------------------------------
                      * Investments at cost, excluding Repurchase Agreement                    $82,080,241
                      **Cost of cash denominated in foreign currencies                              13,247


See notes to financial statements

                                       10





MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

                   LORD ABBETT AMERICA'S VALUE PORTFOLIO

                   INVESTMENT INCOME:
                      Dividends (1)                                                              $ 1,827,911
                      Interest                                                                     1,411,780
                                                                                                 -----------
                          Total investment income                                                  3,239,691
                                                                                                 -----------
                   EXPENSES:
                      Investment advisory fee (Note 3)                                               540,424
                      Administration fees                                                             16,018
                      Custody and accounting fees                                                     94,192
                      Distribution fee - Class B                                                     207,855
                      Transfer agent fees                                                             14,609
                      Audit                                                                           27,131
                      Legal                                                                           42,028
                      Trustee fees and expenses                                                       13,881
                      Shareholder reporting                                                            1,858
                      Insurance                                                                        1,437
                      Other                                                                            6,303
                                                                                                 -----------
                          Total expenses                                                             965,736
                          Less fees waived and expenses reimbursed by the manager                    (47,681)
                          Less broker commission recapture                                            (3,492)
                                                                                                 -----------
                      Net expenses                                                                   914,563
                                                                                                 -----------
                      Net investment income                                                        2,325,128
                                                                                                 -----------
                   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
                   CURRENCY
                      Net realized gain (loss) on:
                          Investments                                                              2,389,192
                          Foreign currency                                                            (6,197)
                                                                                                 -----------
                             Net realized gain on investments and foreign currency                 2,382,995
                                                                                                 -----------
                      Net change in unrealized appreciation on:
                          Investments                                                              7,192,948
                                                                                                 -----------
                      Net change in unrealized appreciation on investments                         7,192,948
                                                                                                 -----------
                      Net realized and unrealized gain on investments and foreign
                          currency                                                                 9,575,943
                                                                                                 -----------
                   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $11,901,071
                                                                                                 ===========
                   ------------------------------------------------------------------------------------------
                   (1)Dividend income is net of withholding taxes of:                            $       959


See notes to financial statements

                                       11





MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

              LORD ABBETT AMERICA'S VALUE PORTFOLIO

                                                                                        Year Ended   Year Ended
                                                                                       December 31, December 31,
                                                                                           2006         2005
                                                                                       -------------------------
              INCREASE (DECREASE) IN NET ASSETS:
              OPERATIONS:
                 Net investment income                                                 $ 2,325,128  $ 1,528,382
                 Net realized gain on investments and foreign currency                   2,382,995    1,401,867
                 Net change in unrealized appreciation (depreciation) on investments     7,192,948     (454,039)
                                                                                       -----------  -----------
                 Net increase in net assets resulting from operations                   11,901,071    2,476,210
                                                                                       -----------  -----------
              DISTRIBUTIONS TO SHAREHOLDERS:
                 From net investment income
                   Class B                                                              (1,522,485)          --
                 From net realized gains
                   Class B                                                              (1,387,133)    (128,635)
                                                                                       -----------  -----------
                 Net decrease in net assets resulting from distributions                (2,909,618)    (128,635)
                                                                                       -----------  -----------
              CAPITAL SHARE TRANSACTIONS (NOTE 4):
                 Proceeds from shares sold
                   Class B                                                              13,336,519   34,816,066
                 Net asset value of shares issued through dividend reinvestment
                   Class B                                                               2,909,618      128,635
                 Cost of shares repurchased
                   Class B                                                              (3,233,714)    (679,940)
                                                                                       -----------  -----------
                 Net increase in net assets from capital share transactions             13,012,423   34,264,761
                                                                                       -----------  -----------
              TOTAL INCREASE IN NET ASSETS                                              22,003,876   36,612,336
                 Net assets at beginning of period                                      72,115,637   35,503,301
                                                                                       -----------  -----------
                 Net assets at end of period                                           $94,119,513  $72,115,637
                                                                                       ===========  ===========
                 Net assets at end of period includes undistributed net investment
                     income                                                            $ 2,367,512  $ 1,564,739
                                                                                       ===========  ===========


See notes to financial statements

                                       12





MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

    SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                             CLASS B
    LORD ABBETT AMERICA'S VALUE PORTFOLIO                                  ---------------------------------------
                                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                           ---------------------------------------
                                                                              2006       2005       2004     2003(B)
                                                                           ------     ------     ------     -------
    NET ASSET VALUE, BEGINNING OF PERIOD.................................. $14.06     $13.55     $11.80     $10.00
                                                                           ------     ------     ------     ------
    INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income.................................................   0.40 (a)   0.39 (a)   0.38 (a)   0.28 (a)
    Net Realized/Unrealized Gain on Investments...........................   1.62       0.15       1.73       1.81
                                                                           ------     ------     ------     ------
    Total from Investment Operations......................................   2.02       0.54       2.11       2.09
                                                                           ------     ------     ------     ------
    LESS DISTRIBUTIONS
    Dividends from Net Investment Income..................................  (0.27)        --      (0.24)     (0.19)
    Distributions from Net Realized Capital Gains.........................  (0.25)     (0.03)     (0.12)     (0.10)
                                                                           ------     ------     ------     ------
    Total Distributions...................................................  (0.52)     (0.03)     (0.36)     (0.29)
                                                                           ------     ------     ------     ------
    NET ASSET VALUE, END OF PERIOD........................................ $15.56     $14.06     $13.55     $11.80
                                                                           ======     ======     ======     ======
    TOTAL RETURN                                                            14.75%      3.95%     17.73%     21.05%
    Ratio of Expenses to Average Net Assets...............................   1.10%      1.09%      1.09%      1.05%*
    Ratio of Expenses to Average Net Assets Before Reimbursement and
      Rebates.............................................................   1.16%      1.17%      1.59%      3.44%*
    Ratio of Net Investment Income to Average Net Assets..................   2.80%      2.91%      3.03%      3.78%*
    Portfolio Turnover Rate...............................................   35.1%      23.7%      31.2%      56.2%
    Net Assets, End of Period (in millions)...............................  $94.1      $72.1      $35.5       $9.0


* Annualized
(a) Per share amounts based on average shares outstanding during the period. (b)
Commencement of operations--05/01/2003.

See notes to financial statements

                                       13




                           MET INVESTORS SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the
"1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Lord Abbett
America's Value Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class B Shares are offered by the Portfolio. Class A and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ
Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm
EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price
(if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S.
dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The
Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                                       14




                           MET INVESTORS SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies.
Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

G. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Lord, Abbett & Co. LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                                          Management Fees
                                                         earned by Manager
                                                         for the year ended
                                                         December 31, 2006  % per annum Average Daily Assets
                                                         ------------------ ----------- --------------------

                   Lord Abbett America's Value Portfolio      $540,424         0.65%    First $500 Million

                                                                               0.60%    Over $500 Million


State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust
("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's

                                       15




                           MET INVESTORS SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED

business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                                                    Expenses Deferred in
                 -                                                             -------------------------------
                                                                                2003    2004    2005    2006
                                                        Maximum Expense Ratio  ------- ------- ------- -------
                                                        under current Expense       Subject to repayment
                                                        Limitation Agreement         until December 31,
                                                       ---------------------   -------------------------------
                 Portfolio                             Class A Class B Class E  2008    2009    2010    2011
                 ---------                             ------- ------- ------- ------- ------- ------- -------

                 Lord Abbett America's Value Portfolio  0.85%*  1.10%   1.00%* $76,985 $98,677 $40,862 $47,681


* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The
Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution
Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the
Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E
Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution
Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                                   Shares Issued
                                                                      Through                Net Increase
                                               Beginning  Shares     Dividend      Shares     in Shares    Ending
                                                Shares     Sold    Reinvestment  Repurchased Outstanding   Shares
         -                                     --------- --------- ------------- ----------- ------------ ---------

         Lord Abbett America's Value Portfolio

          Class B
          12/31/2006                           5,130,757   935,025    206,943     (224,784)     917,184   6,047,941
          12/31/2005                           2,620,775 2,550,025      9,116      (49,159)   2,509,982   5,130,757


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                                             Purchases                        Sales
                                                   ------------------------------ ------------------------------
                                                   U.S. Government
Non-Government U.S. Government Non-Government
                                                   --------------- -------------- --------------- --------------

             Lord Abbett America's Value Portfolio   $1,710,289     $41,962,325     $3,233,372     $25,326,033

                                       16




                           MET INVESTORS SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

5. INVESTMENT TRANSACTIONS - CONTINUED

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                                        Federal       Gross         Gross
                                                       Income Tax   Unrealized    Unrealized   Net Unrealized
                 Portfolio                                Cost     Appreciation (Depreciation)  Appreciation
                 ---------                             ----------- ------------ -------------- --------------

                 Lord Abbett America's Value Portfolio $83,117,810 $10,045,045    $(508,275)    $10,536,770


6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                                    Ordinary Income   Long-Term Capital Gain        Total
             -                                     ------------------ ---------------------- -------------------
                                                      2006     2005     2006       2005         2006      2005
                                                   ---------- -------  --------    -------   ---------- --------

             Lord Abbett America's Value Portfolio $2,281,202 $40,236 $628,416    $88,399    $2,909,618 $128,635


As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                             Undistributed Undistributed     Net
                                               Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                                Income         Gain      Appreciation   and Deferrals       Total
                                             ------------- ------------- ------------ ------------------ -----------

       Lord Abbett America's Value Portfolio  $2,713,213    $2,051,713   $10,536,713         $--         $15,301,639


The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB
Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN
48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair
Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS
157 will have on the Portfolio's financial statement disclosures.

9. SUBSEQUENT EVENT

The following Portfolio reorganization will be presented to the Board of Trustees of the Trust on February 14, 2007, for approval. If approved, the reorganization will be presented to shareholders on or about April 24, 2007. If approved by shareholders, the reorganization will occur on or about May 1, 2007.
The proposed reorganization provides for the acquisition of all the assets of Lord Abbett America's Value Portfolio, a series of the Trust, in exchange for shares of Lord Abbett Bond Debenture Portfolio and Lord Abbett Mid-Cap Value
Portfolio, each a series of the Trust.

                                       17





REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Lord Abbett America's Value
Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Lord Abbett America's Value Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of
December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the three years in the period ended December 31, 2006 and for the period from May 1, 2003 (commencement of operations) to December 31, 2003. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The
Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord
Abbett America's Value Portfolio of Met Investors Series Trust as of December
31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for period from May 1, 2003 (commencement operations) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                                       18




                           MET INVESTORS SERIES TRUST




                                DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

  The Trustees
  ------------
                                                                                              Number of
                                                                                              Portfolios
                                                                                               in Fund
                        Position(s) Term of Office Complex
  Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
  Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
  -------              ------------- -------------- ---------------------------------------- ------------ ----------------------
  Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
  Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                      December      President of Met Investors Advisory LLC;
                                      2000 to       since May 2006, President of MetLife
                                      present.      Advisers LLC; since May 2006, Trustee of
                                                    MetLife Investment Funds, Inc.; since
                                                    August 2006, Trustee of Metropolitan
                                                    Series Fund, Inc.
  Disinterested
  Trustees
  --------
  Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
  (47)                                From          the law firm of Garfield and Merel, Ltd.
                                      December
                                      2000 to
                                      present.

  Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
  (77)                                From          Administration and Dean Emeritus,                     Education Group,
                                      December      Marshall School of Business, University               Ivax Diagnostics and
                                      2000 to       of Southern California (USC); from                    Los Angeles
                                      present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                    for Telecommunications Management.                    Trustee, The Rose
                                                                                                          Hills Foundation.
                                                                                                          Member, Army
                                                                                                          Science Board.

  Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
  (76)                                From
                                      December
                                      2000 to
                                      present.

  Dawn M. Vroegop (40) Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                      From          2003, Managing Director, Dresdner                     Scholl Asset
                                      December      RCM Global Investors.                                 Management;
                                      2000 to                                                             Investment
                                      present.                                                            Committee Member
                                                                                                          of City College of San
                                                                                                          Francisco.
  The Executive
  Officers
  --------
  Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
  (36)                 Financial      2002 to       President of MetLife Investors Insurance
                       Officer, present Company; from 1997 to January 2001,
                       Treasurer Vice President of PIMCO Advisors L.P.

                                       19





                           MET INVESTORS SERIES TRUST




                                DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                Number of
                                                                                                Portfolios
                                                                                                 in Fund
                         Position(s) Term of Office Complex
   Name, Age and          Held with    and Length of          Principal Occupation(s)            overseen   Other Directorships
   Address                the Trust     Time Served             During Past 5 Years            by Trustee**   Held by Trustee
   -------              -------------- -------------- ---------------------------------------- ------------ -------------------
   The Executive Officers - continued
   ----------------------------------
   Michael K. Farrell   Executive Vice  From August   Since December 2005, Executive Vice          N/A              N/A
   (54)                 President       2002 to       President of Metropolitan Life Insurance
                                        present       Company; since July 2002, Chief
                                                      Executive Officer of MetLife Investors
                                                      Group, Inc. and Met Investors Advisory
                                                      LLC; since April 2001, Chief Executive
                                                      Officer of MetLife Resources and Vice
                                                      President of Metropolitan Life Insurance
                                                      Company; since January 1990, President
                                                      of Michael K. Farrell Associates, Inc.
                                                      (qualified retirement plans for non-
                                                      profit organizations)

   Richard C. Pearson   Vice President  From          Since July 2002, President of MetLife        N/A              N/A
   (63)                 and Secretary   December      Investors Distribution Company; since
                                        2000 to       January, 2002, Secretary of Met
                                        present.      Investors Advisory LLC; since January
                                                      2001, Senior Vice President, General
                                                      Counsel and Secretary of MetLife
                                                      Investors Group, Inc.; since November
                                                      2000, Vice President, General Counsel
                                                      and Secretary of Met Investors Advisory
                                                      LLC; from 1998 to November 2000,
                                                      President, Security First Group, Inc.

   Jeffrey P. Halperin  Chief           Since August  Since March 2006, Vice President,            N/A              N/A
   (39)                 Compliance      2006          Corporate Ethics and Compliance
   Metropolitan Life    Officer                       Department, MetLife, Inc.; (October
   Insurance Company                                  2002-March 2006) Assistant Vice
   One MetLife Plaza                                  President, MetLife Inc.; (July 2001-
   27-01 Queens Plaza                                 October 2002), Assistant Compliance
   North                                              Officer, MetLife, Inc.; Interim Chief
   Long Island City,                                  Compliance Officer of the Trust
   NY 11101                                           (November 2005-August 2006) and
                                                      Metropolitan Series Fund, Inc. and
                                                      Metropolitan Series Fund II (since
                                                      November 2005).




* "Interested person" of the Trust (as that term is defined in the 1940 Act).
Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor. ** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of
Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange
Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference
Room in Washington, D.C. and information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800)
848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending
December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange
Commission's website at http://www.sec.gov.

                                       20




BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation; (4) the Manager's financial condition;
(5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust);
(8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested
Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff
Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate
Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy
Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset
Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying
Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H.
Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group").
The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser.
In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The
Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable

                                       21




contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS
Index benchmark for the one- and three-year periods (only periods available).
The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June
30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

                                       22




The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period.
Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods.
The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The
Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's
Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods.
The Portfolio ranked below the median of its peer universe for these periods.
The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The
Board noted that the Portfolio's performance was below the 65% Russell 3000
Value/35% ML High Yield benchmark for the one and three-year periods. The
Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses
(net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.



/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the Legg Mason Aggressive Growth
Portfolio.

                                       23




The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The
Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The
Portfolio ranked below the median of its peer universe for these periods. The
Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The
Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group.
The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The
Portfolio ranked below the median of its peer universe for these periods. The
Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods.
Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.



/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

                                       24




The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The
Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses
(including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The
Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets.
At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The
Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that

                                       25




the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group.
The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio.
The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio.
Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels.
The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The
Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods.
The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses
(including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods.
The Portfolio ranked above the median of its peer universe

                                       26




for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The
Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The
Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar
Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The
Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The
Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

                                       27




The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The
Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses
(including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The
Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses
(net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The
Board noted that the Portfolio's performance was below the MSCI Global Capital
Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

                                       28




The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The
Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses
(net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses
(net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

                                       29




CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses
(net of applicable expense waivers) were above the median of its peer group. The
Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses
(net of applicable expense waivers) were above the median of its peer group. The
Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The
Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The
Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group.
The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

                                       30




The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The
Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period.
Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock
High Yield Portfolio Strategic Growth & Income Portfolio Strategic Growth
Portfolio Strategic Conservative Growth Portfolio Pioneer Mid-Cap Value
Portfolio Batterymarch Mid-Cap Stock Portfolio Dreman Small-Cap Value Portfolio
Batterymarch Growth and Income Portfolio MFS Value Portfolio Pioneer Fund
Portfolio Janus Capital Appreciation Portfolio MET/AIM Capital Appreciation
Portfolio MFS Emerging Markets Equity Portfolio Legg Mason Partners Managed
Assets Portfolio Loomis Sayles Global Markets Portfolio Pioneer Strategic Income
Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form
ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid

                                       31




to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group.
After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act.
The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology.
Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                                       32




                           MET INVESTORS SERIES TRUST

                                   Lord Abbett
                            Bond Debenture Portfolio

                                  ANNUAL REPORT

                                DECEMBER 31, 2006






LORD ABBETT BOND DEBENTURE PORTFOLIO FOR THE YEAR ENDED 12/31/06 MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS



MARKET REVIEW

The Federal Reserve Board (the Fed) ended its string of 17 consecutive interest rate increases with its final 0.25% hike on June 29, 2006. This round of tightening, which began in June 2004, brought the Fed Funds Target Rate to 5.25% from the 1.00% level it had been at since the last round of easing ended in June of 2003. Of the 17 interest rate increases, four of them took place in 2006.

Over the year, the yield curve inverted. Rates on the 6-month Treasury rose 71 basis points to 5.08%, while rates on the long-term 10-year Treasury rose 31 basis points to finish the year at 4.70%. During the year, the Merrill Lynch
High Yield Master II Index/1/ posted an 11.74% total return, the Lehman Brothers
Aggregate Bond Index/2/ posted a 4.33% gain for the year, and the Merrill Lynch
All Convertibles Index/3/ returned 12.83%. Convertibles captured over 80% of the upside of equities, with the S&P 500(R) Index/4/ up 15.79%.

In 2006, investors showed a preference for riskier, lower rated securities.
Within the high yield market, CCC-rated bonds outperformed single and double
B-rated bonds, with the CCC-Index up 18.60%, the B-Index up 11.40%, and the BB-Index up 9.88%. In the convertible market, speculative grade issues beat investment grade issues as well. The Merrill Lynch All Speculative Grade
Convertible Index/5/ was up 17.65% for the year, while The Merrill Lynch All
Investment Grade Convertible Index/6/ was up 8.57%. Even in the high-grade portion of the market, mortgages and corporates outperformed treasuries.

PORTFOLIO REVIEW

Detracting from performance in the year were the investments and financial services, government guaranteed, and computer hardware industries. Government guaranteed, which consists of U.S. Treasury Notes, detracted as interest rate increases negatively impacted their pricing. In general, having an allocation to investment grade securities was a detractor as investment grades lagged significantly behind high yield and convertibles. Though health services and pharmaceuticals were both additive to performance, two holdings within the industries were detractors. Within the high yield allocation, hospital operator
HCA, Inc. experienced a lower revenue mix and fewer patient visits. The company was also the target of one of the largest leveraged buyouts in history, which created uncertainty for bondholders. Within the convertible allocation, Teva
Pharmaceutical Finance declined on increased price competition for its generic version of Merck's Zocor.

Contributing to performance in the year was industrial holding Lockheed Martin, which made some favorable shareholder friendly moves, including a dividend increase and authorizing a share buyback, as well as winning some impressive contracts. Convertible holding Hilton also did well owing to high demand and better pricing. Within our high yield positions, General Motors Acceptance
Corporation (GMAC) and General Motors Corporation (GM) also contributed to performance. General Motors Corporation successfully completed the sale of a 51% interest in GMAC. This should allow GMAC to seek more favorable funding terms and a higher credit rating, while providing increased liquidity for GM and allowing for GM to strengthen its balance sheet. Within the investment grade allocation, our preference for mortgages was helpful as mortgages did significantly better than Treasuries.

OUTLOOK

We believe that the persistently inverted yield curve indicates that market participants are not worried about long term inflation. However, it could also be indicating an economic slowdown, and has bears closely watching for this reason.

We believe we are in a very benign credit environment with corporate balance sheets still quite strong, margins and profitability high, and the market readily absorbing new high yield issuance. Companies continue to have good access to capital, and the default rate and distressed ratio remain quite low.
We believe this environment will remain in place over the next few quarters. We anticipate that strong high yield issuance will continue, particularly driven by strong cash flow into LBO and private equity funds. This could put pressure on high yield spreads, but we believe economic conditions are too favorable for spreads to widen significantly.

We continue to feel that Treasuries are relatively overvalued, and maintain our preference for mortgages within the high grade space. We don't currently plan to extend duration by buying Treasuries, which we feel are range bound. Within convertibles we are emphasizing certain undervalued, niche companies that may benefit from higher mergers & acquisitions activity. We believe that convertibles, by providing exposure to equity markets, will continue to be an important factor in differentiating our performance.

THE PORTFOLIO IS ACTIVELY MANAGED AND THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF
A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE
SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

TEAM MANAGED

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Christopher J. Towle, Partner and Investment
Manager, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary. /1/The Merrill Lynch
High Yield Master II Index is an unmanaged index comprised of publicly placed, nonconvertible, coupon-bearing domestic debt. Issues in the Index are less than investment grade as rated by Standard & Poor's Ratings Group or Moody's
Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year.

/2/The Lehman Brothers Aggregate Bond Index represents securities that are U.S.
domestic, taxable, non-convertible and dollar denominated. The index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.



                                        1






LORD ABBETT BOND DEBENTURE PORTFOLIO FOR THE YEAR ENDED 12/31/06 MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)



/3/The Merrill Lynch All Convertibles Index consists of publicly-traded U.S. issues convertible into shares, including traditional and mandatory convertibles.

/4/S&P 500(R) Index: Widely regarded as the standard for measuring large-cap U.S. stock market performance, this popular index includes a representative sample of leading companies in leading industries.

/5/The Merrill Lynch All Speculative Grade Convertible Index is comprised of approximately 300 issues of only speculative-grade convertible bonds and preferreds.

/6/The Merrill Lynch All Investment Grade Convertible Index is comprised of approximately 200 issues of only investment-grade convertible bonds and preferreds.

TOP TEN HOLDINGS BY MARKET VALUE
 As of 12/31/06

                                                                                         Percent of
                                 Description                                             Net Assets
                                 ------------------------------------------------------------------
                                 Federal Home Loan Mortgage
                                  Corp. (5.750%, due 04/15/08) 2.44%
                                 ------------------------------------------------------------------
                                 General Motors Acceptance Corp. (7.250%, due 03/02/11)    1.03%
                                 ------------------------------------------------------------------
                                 Federal National Mortgage Assoc. (6.000%, due 03/01/36)   1.01%
                                 ------------------------------------------------------------------
                                 Cincinnati Bell, Inc. (8.375%, due 01/15/14)              0.91%
                                 ------------------------------------------------------------------
                                 El Paso Corp. (7.000%, due 05/15/11)                      0.84%
                                 ------------------------------------------------------------------
                                 Federal National Mortgage Assoc. (6.500%, due 06/01/36)   0.74%
                                 ------------------------------------------------------------------
                                 Qwest Capital Funding, Inc. (7.900%, due 8/15/10)         0.70%
                                 ------------------------------------------------------------------
                                 CCH I LLC/CCH I Capital Corp. (11.000%, due 10/01/15)     0.69%
                                 ------------------------------------------------------------------
                                 Idearc, Inc. (8.000%, due 11/15/16)                       0.66%
                                 ------------------------------------------------------------------
                                 Federal National Mortgage
                                  Assoc. ( 7.200%, due 01/15/11)                           0.66%
                                 ------------------------------------------------------------------




PORTFOLIO COMPOSITION (% of portfolio market value)

                                      As of 12/31/06

                                                                          [CHART]

                                      Corporate Bonds                                    63.7%
                                      Convertible Bonds                                  16.9%
                                      U.S. Government Agency Obligations                 14.5%
                                      Preferred Stocks                                    3.9%
                                      Common Stocks                                       1.0%




                                        2






LORD ABBETT BOND DEBENTURE PORTFOLIO FOR THE YEAR ENDED 12/31/06 MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)



                    LORD ABBETT BOND DEBENTURE PORTFOLIO MANAGED BY LORD, ABBETT & CO. LLC, VS.
                    LEHMAN BROTHERS AGGREGATE BOND INDEX/1/ AND CREDIT SUISSE FIRST BOSTON HIGH
                                 YIELD INDEX/2/

                                                           Growth Based on $10,000+

                                                                    [CHART]

                                  Credit Suisse
                                              First Boston High                        Lehman Bros.
                                  Date           Yield Index*            Fund           Bond Index
                                  ----           ------------            ----           ----------
                                12/31/1996        $10,000              $10,000          $10,000
                                12/31/1997         11,262               11,439           10,968
                                12/31/1998         11,327               12,154           11,920
                                12/31/1999         11,699               12,566           11,820
                                12/31/2000         11,088               12,675           13,195
                                12/31/2001         11,729               13,152           14,308
                                12/31/2002         12,092               13,100           15,778
                                12/31/2003         15,470               15,656           16,426
                                12/31/2004         17,321               16,977           17,138
                                12/31/2004         17,127               16,627           17,057
                                12/31/2005         17,712               17,285           17,554
                                12/31/2006         19,824               18,903           18,316

                                     -------------------------------------------------------------
                                                                 Average Annual Return/3/
                                                              (for the year ended 12/31/06)
                                     -------------------------------------------------------------
                                                                                         Since
                                                         1 Year 3 Year 5 Year 10 Year Inception/4/
                                     -------------------------------------------------------------
                                     Lord Abbett Bond
                                     Debenture
                                 --  Portfolio--Class A   9.35%  6.48%  7.52%  6.69%     7.47%
                                     Class B              9.15%  6.21%  7.26%    --      6.46%
                                     Class E              9.18%  6.29%    --     --      7.64%
                                     -------------------------------------------------------------
                                     Lehman Brothers
                                     Aggregate Bond
                                 - - Index/1/             4.33%  3.70%  5.06%  6.24%     6.42%
                                     -------------------------------------------------------------
                                     Credit Suisse First
                                     Boston High Yield
                                 --  Index/2/            11.92%  8.62% 11.07%  7.08%     7.53%
                                     -------------------------------------------------------------


+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/Lehman Brothers Aggregate Bond Index represents securities that are U.S.
domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and are not available for direct investment.

/2/The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The
Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.



                                        3




MET INVESTORS SERIES TRUST




UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION
COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series
Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming
ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only.
Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                                                BEGINNING     ENDING        EXPENSES PAID
                                                                ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                                6/30/06       12/31/06      7/1/06-12/31/06
                    LORD ABBETT BOND DEBENTURE PORTFOLIO        ------------- ------------- ---------------

                      Class A
                      Actual                                      $1,000.00     $1,070.10        $2.92
                      Hypothetical (5% return before expenses)     1,000.00      1,022.38         2.85
                    ------------------------------------------  ------------- ------------- ---------------

                      Class B
                      Actual                                      $1,000.00     $1,069.70        $4.23
                      Hypothetical (5% return before expenses)     1,000.00      1,021.12         4.13
                    ------------------------------------------  ------------- ------------- ---------------

                      Class E
                      Actual                                      $1,000.00     $1,068.70        $3.70
                      Hypothetical (5% return before expenses)     1,000.00      1,021.63         3.62
                    ------------------------------------------  ------------- ------------- ---------------


* Expenses are equal to the Portfolio's annualized expense ratio of 0.56%, 0.81%, and 0.71% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                        4





MET INVESTORS SERIES TRUST




LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
 DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

                                -------------------------------------------------------------------
                                SECURITY                                   PAR          VALUE
                                DESCRIPTION                               AMOUNT       (NOTE 2)
                                -------------------------------------------------------------------

                                DOMESTIC BONDS & DEBT SECURITIES - 72.7%
                                AEROSPACE & DEFENSE - 1.1%
                                Armor Holdings, Inc. 8.250%, due
                                  08/15/13(a)......................... $  2,000,000 $     2,090,000
                                DRS Technologies, Inc. 6.875%, due
                                  11/01/13............................    6,000,000       6,075,000
                                Esterline Technologies Corp. 7.750%,
                                  due 06/15/13........................    3,000,000       3,075,000
                                L-3 Communications Corp...............
                                 6.125%, due 01/15/14(a)..............    6,000,000       5,895,000
                                 6.375%, due 10/15/15.................    2,725,000       2,711,375
                                                                                    ---------------
                                                                                         19,846,375
                                                                                    ---------------
                                APPAREL & TEXTILES - 0.6% Hanesbrands, Inc.
                                  8.735%, due 12/15/14 (144A)(b)......    2,500,000       2,556,250
                                Levi Strauss & Co. 8.875%, due
                                  04/01/16(a).........................    2,000,000       2,100,000
                                Quiksilver, Inc. 6.875%, due
                                  04/15/15(a).........................    6,500,000       6,418,750
                                                                                    ---------------
                                                                                         11,075,000
                                                                                    ---------------
                                AUTO COMPONENTS - 0.8%
                                Accuride Corp. 8.500%, due
                                  02/01/15............................    1,500,000       1,451,250
                                Cooper Standard Automotive, Inc.
                                  8.375%, due 12/15/14(a).............    4,000,000       3,170,000
                                Lear Corp. 8.500%, due 12/01/13
                                  (144A)(b)...........................    3,550,000       3,461,250
                                Stanadyne Corp., Series 1 10.000%, due
                                  08/15/14............................    2,000,000       2,065,000
                                Stanadyne Holdings, Inc. 0.000%/
                                  12.000%, due 02/15/15(c)............    2,750,000       1,883,750
                                Tenneco Automotive, Inc. 8.625%, due
                                  11/15/14(a).........................    3,375,000       3,459,375
                                                                                    ---------------
                                                                                         15,490,625
                                                                                    ---------------
                                AUTOMOBILES - 1.2%
                                Ford Capital BV 9.500%, due
                                  06/01/10............................    1,450,000       1,442,750
                                General Motors Corp. 7.200%, due
                                  01/15/11(a).........................   12,560,000      12,214,600
                                Williams Scotsman, Inc. 8.500%, due
                                  10/01/15............................    7,500,000       7,865,625
                                                                                    ---------------
                                                                                         21,522,975
                                                                                    ---------------
                                AUTOMOTIVE LOANS - 1.9% Ford Motor Credit Co.
                                 7.375%, due 10/28/09.................    7,050,000       7,069,444
                                 7.250%, due 10/25/11.................    8,500,000       8,332,108
                                General Motors Acceptance Corp.
                                  7.250%, due 03/02/11(a).............   18,500,000      19,255,947
                                                                                    ---------------
                                                                                         34,657,499
                                                                                    ---------------

                                -------------------------------------------------------------------
                                SECURITY                                   PAR          VALUE
                                DESCRIPTION                               AMOUNT       (NOTE 2)
                                -------------------------------------------------------------------

                                BUILDING MATERIALS - 0.4%
                                Interline Brands, Inc. 8.125%, due
                                  06/15/14............................ $  4,500,000 $     4,646,250
                                Ply Gem Industries, Inc. 9.000%, due
                                  02/15/12(a).........................    4,025,000       3,441,375
                                                                                    ---------------
                                                                                          8,087,625
                                                                                    ---------------
                                BUILDING PRODUCTS - 0.1%
                                Ainsworth Lumber Co., Ltd. 7.250%, due
                                  10/01/12(a).........................    1,925,000       1,525,563
                                                                                    ---------------
                                BUSINESS SERVICES - 0.7%
                                Affinion Group, Inc. 11.500%, due
                                  10/15/15 (144A)(b)..................    5,000,000       5,312,500
                                RH Donnelley Corp. 8.875%, due
                                  01/15/16 (144A)(a)(b)...............    7,500,000       7,912,500
                                                                                    ---------------
                                                                                         13,225,000
                                                                                    ---------------
                                CHEMICALS - 3.0%
                                Mosaic Co. (The) 7.375%, due
                                  12/01/14 (144A)(a)(b)...............    4,000,000       4,105,000
                                Equistar Chemicals LP 7.550%, due
                                  02/15/26............................    7,615,000       7,272,325
                                Hercules, Inc. 6.750%, due 10/15/29...    6,000,000       5,910,000
                                Huntsman International LLC 7.875%,
                                  due 11/15/14 (144A)(b)..............    3,500,000       3,543,750
                                Huntsman LLC 11.500%, due
                                  07/15/12............................    1,320,000       1,494,900
                                IMC Global, Inc. 7.300%,
                                  due 01/15/28(a).....................      550,000         508,750
                                Ineos Group Holdings Plc 8.500%, due
                                  02/15/16 (144A)(a)(b)...............    6,500,000       6,240,000
                                Lyondell Chemical Co. 8.000%, due
                                  09/15/14(a).........................    7,000,000       7,297,500
                                Nalco Co. 8.875%, due 11/15/13(a).....    5,150,000       5,478,312
                                Nova Chemicals Corp. 6.500%, due
                                  01/15/12(a).........................    3,125,000       2,976,563
                                Rhodia 8.875%, due 06/01/11(a)........    3,916,000       4,150,960
                                Rockwood Specialties Group, Inc.
                                  7.500%, due 11/15/14(a).............    4,500,000       4,556,250
                                Terra Capital, Inc. 11.500%, due
                                  06/01/10............................    1,950,000       2,106,000
                                                                                    ---------------
                                                                                         55,640,310
                                                                                    ---------------
                                COMMERCIAL SERVICES & SUPPLIES - 2.3%
                                Ashtead Capital, Inc. 9.000%, due
                                  08/15/16 (144A)(b)..................    3,800,000       4,085,000
                                Avis Budget Car Rental LLC/Avis Budget
                                  Finance Inc. 7.625%, due 05/15/14
                                  (144A)(a)(b)........................   10,000,000       9,800,000
                                FTI Consulting, Inc. 7.750%, due
                                  10/01/16 (144A)(b)..................    4,400,000       4,587,000


See notes to financial statements

                                        5





MET INVESTORS SERIES TRUST




LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
 DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

                                -------------------------------------------------------------------
                                SECURITY                                   PAR          VALUE
                                DESCRIPTION                               AMOUNT       (NOTE 2)
                                -------------------------------------------------------------------

                                COMMERCIAL SERVICES & SUPPLIES - CONTINUED
                                Hertz Corp. 8.875%, due 01/01/14
                                  (144A)(b)........................... $  6,000,000 $     6,315,000
                                Iron Mountain, Inc. 7.750%, due
                                  01/15/15(a).........................    7,000,000       7,175,000
                                Rental Services Corp. 9.500%, due
                                  12/01/14 (144A)(b)..................    4,650,000       4,801,125
                                United Rentals North America, Inc.
                                  7.750%, due 11/15/13(a).............    5,500,000       5,548,125
                                                                                    ---------------
                                                                                         42,311,250
                                                                                    ---------------
                                COMMUNICATIONS EQUIPMENT - 0.2%
                                Ubiquitel Operating Co. 9.875%, due
                                  03/01/11............................    2,650,000       2,875,250
                                                                                    ---------------
                                COMPUTER SOFTWARE & PROCESSING - 0.1%
                                Unisys Corp. 8.000%,
                                  due 10/15/12 (a)....................    1,200,000       1,192,500
                                                                                    ---------------
                                CONTAINERS & PACKAGING - 2.4%
                                Berry Plastics Holding Corp. 8.875%,
                                  due 09/15/14 (144A)(b)..............   10,000,000      10,200,000
                                Crown Cork & Seal, Inc. 7.375%, due
                                  12/15/26(a).........................   12,000,000      11,280,000
                                Graphic Packaging International Corp.
                                  9.500%, due 08/15/13(a).............    7,500,000       7,950,000
                                Owens Brockway Glass Container, Inc.
                                 8.875%, due 02/15/09.................    2,637,000       2,709,517
                                 7.750%, due 05/15/11.................    5,500,000       5,678,750
                                Owens-Illinois, Inc. 7.500%, due
                                  05/15/10(a).........................    5,000,000       5,043,750
                                Stone Container Finance Co. 7.375%,
                                  due 07/15/14(a).....................    2,000,000       1,870,000
                                                                                    ---------------
                                                                                         44,732,017
                                                                                    ---------------
                                ELECTRIC - 0.7%
                                Mirant Americas General LLC 9.125%,
                                  due 05/01/31(a).....................    7,500,000       7,987,500
                                Mirant North America LLC 7.375%, due
                                  12/31/13(a).........................    5,000,000       5,100,000
                                                                                    ---------------
                                                                                         13,087,500
                                                                                    ---------------
                                ELECTRIC SERVICES - 1.3%
                                Duke Energy Co. 5.375%, due
                                  01/01/09............................    6,500,000       6,489,788
                                Midwest Generation LLC 8.750%, due
                                  05/01/34............................    5,000,000       5,450,000
                                Pacific Gas & Electric Co. 4.800%, due
                                  03/01/14(a).........................    2,500,000       2,399,878
                                PSEG Energy Holdings LLC 8.500%, due
                                  06/15/11............................    5,500,000       5,940,000
                                Virginia Electric & Power Co. 4.500%,
                                  due 12/15/10........................    5,000,000       4,848,955
                                                                                    ---------------
                                                                                         25,128,621
                                                                                    ---------------

                               --------------------------------------------------------------------
                               SECURITY                                    PAR          VALUE
                               DESCRIPTION                                AMOUNT       (NOTE 2)
                               --------------------------------------------------------------------

                               ELECTRIC UTILITIES - 2.1%
                               Edison Mission Energy Co. 7.750%, due
                                 06/15/16............................. $ 10,000,000 $    10,650,000
                               Mission Energy Holding Co. 13.500%,
                                 due 07/15/08.........................    2,000,000       2,215,000
                               Nevada Power Co. 5.875%, due
                                 01/15/15.............................    3,500,000       3,501,298
                               NRG Energy, Inc.
                                7.250%, due 02/01/14..................    5,000,000       5,050,000
                                7.375%, due 01/15/17..................    4,000,000       4,020,000
                               PPL Energy Supply LLC 6.400%, due
                                 11/01/11.............................    2,000,000       2,072,662
                               Reliant Energy, Inc.
                                6.750%, due 12/15/14..................    5,400,000       5,305,500
                                9.500%, due 07/15/13..................    5,500,000       5,926,250
                                                                                    ---------------
                                                                                         38,740,710
                                                                                    ---------------
                               ELECTRONICS - 0.4%
                               NXP B.V./NXP Funding LLC 7.875%, due
                                 10/15/14 (144A)(a)(b)................    7,300,000       7,546,375
                                                                                    ---------------
                               ENERGY - 0.4%
                               Pacific Energy Partners LP / Pacific
                                 Energy Finance Corp. 6.250%, due
                                 09/15/15.............................    1,000,000         979,256
                               Williams Partners LP/Williams Partners
                                 Finance Corp. 7.250%, due 02/01/17
                                 (144A)(b)............................    5,975,000       6,124,375
                                                                                    ---------------
                                                                                          7,103,631
                                                                                    ---------------
                               ENERGY EQUIPMENT & SERVICES - 0.2% Hornbeck
                               Offshore Services, Inc.
                                 6.125%, due 12/01/14.................    3,500,000       3,355,625
                                                                                    ---------------
                               ENTERTAINMENT & LEISURE - 0.9% AMC Entertainment,
                               Inc.
                                8.000%, due 03/01/14..................    8,000,000       7,980,000
                                11.000%, due 02/01/16.................    2,275,000       2,565,062
                               Cinemark USA, Inc. 9.000%, due
                                 02/01/13.............................    2,600,000       2,769,000
                               Seneca Gaming Corp. 7.250%, due
                                 05/01/12.............................    3,500,000       3,578,750
                                                                                    ---------------
                                                                                         16,892,812
                                                                                    ---------------
                               ENVIRONMENTAL SERVICES - 1.2%
                               Aleris International, Inc. 10.000%, due
                                 12/15/16 (144A)(b)...................    4,375,000       4,407,812
                               Allied Waste North America, Inc.
                                5.750%, due 02/15/11..................    4,000,000       3,890,000
                                7.875%, due 04/15/13..................    6,000,000       6,217,500
                                7.250%, due 03/15/15(a)...............    7,500,000       7,546,875
                                                                                    ---------------
                                                                                         22,062,187
                                                                                    ---------------


See notes to financial statements

                                        6





MET INVESTORS SERIES TRUST




LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
 DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

                            -------------------------------------------------------------------------
                            SECURITY                                   PAR             VALUE
                            DESCRIPTION                               AMOUNT          (NOTE 2)
                            -------------------------------------------------------------------------

                            FINANCIAL - DIVERSIFIED - 0.3%
                            Alamosa Delaware, Inc. 11.000%, due
                              07/31/10............................ $  1,500,000    $     1,621,101
                            Hughes Network Systems LLC/HNS
                              Finance Corp. 9.500%, due
                              04/15/14............................    2,175,000          2,281,031
                            MDP Acquisitions 9.625%, due
                              10/01/12............................    1,850,000          1,970,250
                                                                                   ---------------
                                                                                         5,872,382
                                                                                   ---------------
                            FOOD & DRUG RETAILING - 0.2%
                            Supervalu, Inc. 7.500%, due
                              11/15/14............................    3,300,000          3,457,417
                                                                                   ---------------
                            FOOD PRODUCTS - 0.4%
                            Dole Food Co., Inc. 8.750%, due
                              07/15/13(a).........................    6,200,000          6,045,000
                            Land O' Lakes, Inc. 9.000%, due
                              12/15/10............................    1,900,000          2,025,875
                                                                                   ---------------
                                                                                         8,070,875
                                                                                   ---------------
                            FOOD RETAILERS - 0.8%
                            Dominos, Inc. 8.250%, due
                              07/01/11(a).........................    4,183,000          4,355,549
                            Ingles Markets, Inc. 8.875%, due
                              12/01/11............................    5,000,000          5,237,500
                            Stater Brothers Holdings, Inc. 8.125%,
                              due 06/15/12........................    5,825,000          5,941,500
                                                                                   ---------------
                                                                                        15,534,549
                                                                                   ---------------
                            HEALTH CARE EQUIPMENT & SUPPLIES - 0.9%
                            Alliance Imaging 7.250%, due
                              12/15/12(a).........................    2,975,000          2,841,125
                            CDRV Investors, Inc. 0.000%/9.625%,
                              due 01/01/15(c).....................    6,050,000          4,719,000
                            Fresenius Med Cap Trust II 7.875%, due
                              02/01/08............................    1,050,000          1,068,375
                            Hanger Orthopedic Group, Inc.
                              10.250%, due 06/01/14(a)............    2,450,000          2,541,875
                            Vanguard Health Holding Co. II 9.000%,
                              due 10/01/14........................    5,000,000          5,087,500
                                                                                   ---------------
                                                                                        16,257,875
                                                                                   ---------------
                            HEALTH CARE PROVIDERS & SERVICES - 2.4%
                            Ameripath, Inc. 10.500%, due
                              04/01/13(a).........................    5,500,000          5,981,250
                            Bio-Rad Laboratories, Inc. 6.125%, due
                              12/15/14............................    6,000,000          5,835,000
                            DaVita, Inc. 7.250%, due
                              03/15/15(a).........................    7,500,000          7,687,500
                            HCA, Inc. 9.125%, due 11/15/14
                              (144A)(a)(b)........................    5,100,000          5,463,375
                            HCA, Inc. 6.375%, due 01/15/15(a).....    5,500,000          4,675,000
                            Select Medical Corp. 7.625%, due
                              02/01/15............................    2,825,000          2,358,875

                                -------------------------------------------------------------------
                                SECURITY                                   PAR          VALUE
                                DESCRIPTION                               AMOUNT       (NOTE 2)
                                -------------------------------------------------------------------

                  HEALTH CARE PROVIDERS & SERVICES - CONTINUED
                                Tenet Healthcare Corp.
                                 7.375%, due 02/01/13(a).............. $  3,525,000 $     3,256,219
                                 9.875%, due 07/01/14(a)..............    3,000,000       3,067,500
                                 9.250%, due 02/01/15(a)..............    3,500,000       3,517,500
                                UnitedHealth Group, Inc. 4.875%, due
                                  04/01/13(a).........................    3,000,000       2,904,876
                                                                                    ---------------
                                                                                         44,747,095
                                                                                    ---------------
                                HOMEBUILDERS - 0.3%
                                Beazer Homes USA, Inc. 6.500%, due
                                  11/15/13(a).........................    5,000,000       4,900,000
                                William Lyon Homes, Inc. 10.750%, due
                                  04/01/13(a).........................    1,500,000       1,436,250
                                                                                    ---------------
                                                                                          6,336,250
                                                                                    ---------------
                                HOTELS, RESTAURANTS & LEISURE - 5.1% Boyd Gaming
                                Corp.
                                 8.750%, due 04/15/12.................    3,125,000       3,281,250
                                 7.125%, due 02/01/16.................    4,500,000       4,500,000
                                Dennys Holdings, Inc. 10.000%, due
                                  10/01/12(a).........................    5,000,000       5,300,000
                                Friendly Ice Cream Corp. 8.375%, due
                                  06/15/12(a).........................    2,000,000       1,895,000
                                Gaylord Entertainment Co.
                                 8.000%, due 11/15/13.................    7,500,000       7,818,750
                                 6.750%, due 11/15/14.................    5,000,000       4,987,500
                                Hard Rock Hotel, Inc. 8.875%, due
                                  06/01/13............................    6,000,000       6,547,500
                                Isle of Capri Casinos, Inc.
                                 9.000%, due 03/15/12.................    3,000,000       3,150,000
                                 7.000%, due 03/01/14.................    9,000,000       9,000,000
                                Landry's Restaurants, Inc. 7.500%, due
                                  12/15/14(a).........................    6,500,000       6,386,250
                                Las Vegas Sands Corp. 6.375%, due
                                  02/15/15(a).........................    6,000,000       5,842,500
                                Mandalay Resort Group 9.375%, due
                                  02/15/10(a).........................    2,000,000       2,150,000
                                MGM Mirage, Inc. 6.750%, due
                                  09/01/12............................    6,500,000       6,435,000
                                Park Place Entertainment Corp. 9.375%,
                                  due 02/15/07........................    1,750,000       1,756,562
                                Premier Entertainment Biloxi LLC
                                  10.750%, due 02/01/12...............    3,100,000       3,208,500
                                River Rock Entertainment Authority
                                  9.750%, due 11/01/11................    4,800,000       5,112,000
                                Scientific Games Corp. 6.250%, due
                                  12/15/12............................    2,500,000       2,456,250
                                Station Casinos, Inc. 6.500%, due
                                  02/01/14............................    4,500,000       4,021,875


See notes to financial statements

                                        7





MET INVESTORS SERIES TRUST




LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
 DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

                               --------------------------------------------------------------------
                               SECURITY                                    PAR          VALUE
                               DESCRIPTION                                AMOUNT       (NOTE 2)
                               --------------------------------------------------------------------

                               HOTELS, RESTAURANTS & LEISURE - CONTINUED
                               Turning Stone Casino Resort Enterprise
                                 9.125%, due 12/15/10-09/15/14
                                 (144A)(b)............................ $  7,300,000 $     7,513,250
                               Wynn Las Vegas LLC/Wynn Las Vegas
                                 Capital 6.625%, due 12/01/14.........    4,500,000       4,494,375
                                                                                    ---------------
                                                                                         95,856,562
                                                                                    ---------------
                               HOUSEHOLD DURABLES - 0.3%
                               Standard Pacific Corp. 7.000%, due
                                 08/15/15(a)..........................    6,000,000       5,805,000
                                                                                    ---------------
                               INDUSTRIAL-DIVERSIFIED - 0.4%
                               Clarke American Corp. 11.750%, due
                                 12/15/13.............................    3,500,000       3,762,500
                               Park-Ohio Industries, Inc. 8.375%, due
                                 11/15/14.............................    4,000,000       3,750,000
                                                                                    ---------------
                                                                                          7,512,500
                                                                                    ---------------
                               MACHINERY - 0.2%
                               Gardner Denver, Inc. 8.000%, due
                                 05/01/13.............................    4,100,000       4,284,500
                               Manitowoc Co., Inc. 7.125%, due
                                 11/01/13.............................      350,000         355,250
                                                                                    ---------------
                                                                                          4,639,750
                                                                                    ---------------
                               MEDIA - 4.5%
                               Allbritton Communications Co. 7.750%,
                                 due 12/15/12.........................    7,500,000       7,612,500
                               CCH I LLC/CCH I Capital Corp. 11.000%,
                                 due 10/01/15(a)......................   12,500,000      12,890,625
                               Century Communications Corp. - Class A
                                 9.500%, due 03/01/05*(a).............    1,850,000       2,247,750
                               Charter Communications 10.250%, due
                                 09/15/10.............................    4,540,000       4,772,675
                               DirecTV Holdings LLC/DirecTV
                                 Financing Co.........................
                                8.375%, due 03/15/13..................    1,625,000       1,698,125
                                6.375%, due 06/15/15..................    8,000,000       7,710,000
                               EchoStar DBS Corp.
                                6.375%, due 10/01/11..................    6,000,000       5,977,500
                                7.125%, due 02/01/16..................    6,000,000       6,030,000
                               FrontierVision Operating Partners LP,
                                 Series B 11.875%, due
                                 09/15/07*(a).........................    1,000,000       1,330,000
                               Interpublic Group of Cos., Inc. 6.250%,
                                 due 11/15/14.........................    2,485,000       2,323,475
                               Lin Television Corp. 6.500%, due
                                 05/15/13(a)..........................    7,000,000       6,702,500
                               Mediacom Broadband LLC 8.500%, due
                                 10/15/15(a)..........................    2,725,000       2,772,687
                               Mediacom LLC 9.500%, due
                                 01/15/13(a)..........................    6,500,000       6,727,500

                                -------------------------------------------------------------------
                                SECURITY                                   PAR          VALUE
                                DESCRIPTION                               AMOUNT       (NOTE 2)
                                -------------------------------------------------------------------

                                MEDIA - CONTINUED Paxson Communications Corp.
                                  11.624%, due 01/15/13
                                  (144A)(b)(e)........................ $  2,000,000 $     2,035,000
                                Radio One, Inc. 6.375%, due
                                  02/15/13(a).........................    2,000,000       1,880,000
                                Sinclair Broadcast Group, Inc.
                                 8.000%, due 03/15/12.................    2,107,000       2,186,013
                                 8.750%, due 12/15/11.................    2,000,000       2,092,500
                                Warner Music Group 7.375%, due
                                  04/15/14............................    7,500,000       7,462,500
                                                                                    ---------------
                                                                                         84,451,350
                                                                                    ---------------
                                METALS & MINING - 1.5%
                                AK Steel Corp. 7.750%, due
                                  06/15/12(a).........................    4,000,000       4,050,000
                                Allegheny Ludlum Corp. 6.950%, due
                                  12/15/25............................    4,000,000       4,100,000
                                Century Aluminum Co. 7.500%, due
                                  08/15/14(a).........................    3,500,000       3,565,625
                                Novelis, Inc. 7.254%, due 02/15/15
                                  (144A)(a)(b)........................    6,000,000       5,835,000
                                Peabody Energy Corp.
                                 5.875%, due 04/15/16.................    4,500,000       4,410,000
                                 7.375%, due 11/01/16.................    3,500,000       3,727,500
                                Timken Co. 5.750%, due 02/15/10.......    1,500,000       1,485,297
                                                                                    ---------------
                                                                                         27,173,422
                                                                                    ---------------
                                OFFICE FURNISHINGS & SUPPLIES - 0.2%
                                ACCO Brands Corp. 7.625%, due
                                  08/15/15(a).........................    3,425,000       3,382,188
                                                                                    ---------------

                                OIL & GAS - 6.6%
                                Airgas, Inc. 6.250%, due 07/15/14.....    4,000,000       3,880,000
                                Chesapeake Energy Corp. 6.250%, due
                                  01/15/18............................   10,000,000       9,675,000
                                Dynegy Holdings, Inc.
                                 6.875%, due 04/01/11(a)..............    2,375,000       2,386,875
                                 8.375%, due 05/01/16(a)..............    5,500,000       5,802,500
                                El Paso Corp.
                                 7.000%, due 05/15/11.................   15,000,000      15,637,500
                                 7.750%, due 01/15/32.................    4,500,000       4,950,000
                                El Paso Production Holding Co. 7.750%,
                                  due 06/01/13........................    3,000,000       3,153,750
                                Ferrellgas LP 6.750%, due 05/01/14....    5,500,000       5,376,250
                                Ferrellgas Partners LLP 8.750%, due
                                  06/15/12............................    4,000,000       4,120,000
                                Foundation Pennsylvania Coal Co.
                                  7.250%, due 08/01/14(a).............    5,000,000       5,112,500
                                Grant Prideco, Inc. 6.125%, due
                                  08/15/15............................    3,000,000       2,940,000


See notes to financial statements

                                        8





MET INVESTORS SERIES TRUST




LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
 DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

                               --------------------------------------------------------------------
                               SECURITY                                    PAR          VALUE
                               DESCRIPTION                                AMOUNT       (NOTE 2)
                               --------------------------------------------------------------------

                               OIL & GAS - CONTINUED Hanover Compressor Co.
                                8.625%, due 12/15/10.................. $  3,000,000 $     3,150,000
                                7.500%, due 04/15/13..................    1,850,000       1,877,750
                               Inergy LP/Inergy Finance Corp. 8.250%,
                                 due 03/01/16.........................    5,500,000       5,802,500
                               KCS Energy, Inc. 7.125%, due
                                 04/01/12.............................    5,000,000       4,887,500
                               Kerr-McGee Corp. 6.950%, due
                                 07/01/24.............................    6,000,000       6,406,512
                               MarkWest Energy Partners LP /
                                 MarkWest Energy Finance Corp.
                                6.875%, due 11/01/14..................    5,000,000       4,850,000
                                8.500%, due 07/15/16 (144A)(b)........      825,000         858,000
                               Pioneer Natural Resources Co., Series A
                                 7.200%, due 01/15/28.................    1,510,000       1,429,765
                               Pogo Producing Co. 6.625%, due
                                 03/15/15.............................    8,500,000       8,138,750
                               Pride International, Inc. 7.375%, due
                                 07/15/14.............................    1,500,000       1,556,250
                               Quicksilver Resources, Inc. 7.125%,
                                 due 04/01/16.........................    2,400,000       2,358,000
                               Range Resources Corp. 7.375%, due
                                 07/15/13.............................    2,575,000       2,652,250
                               SEMCO Energy, Inc. 7.125%, due
                                 05/15/08.............................    8,000,000       8,031,952
                               Sonat, Inc. 7.625%, due 07/15/11.......    1,500,000       1,597,500
                               Williams Cos., Inc. 7.875%, due
                                 09/01/21.............................    6,650,000       7,165,375
                                                                                    ---------------
                                                                                        123,796,479
                                                                                    ---------------
                               OIL & GAS EXPLORATION & PRODUCTION - 1.3%
                               Complete Production Services, Inc.
                                 8.000%, due 12/15/16 (144A)(b).......    6,250,000       6,406,250
                               Dresser-Rand Group, Inc. 7.375%, due
                                 11/01/14.............................    4,750,000       4,809,375
                               Forest Oil Corp. 8.000%, due
                                 06/15/08.............................    1,500,000       1,543,125
                               Houston Exploration Co. 7.000%, due
                                 06/15/13.............................    6,025,000       5,904,500
                               Tesoro Corp. 6.250%, due 11/01/12......    6,500,000       6,500,000
                                                                                    ---------------
                                                                                         25,163,250
                                                                                    ---------------
                               PAPER & FOREST PRODUCTS - 2.3%
                               Abitibi-Consolidated, Inc. 8.550%, due
                                 08/01/10(a)..........................    8,002,000       7,641,910
                               Bowater, Inc.
                                6.500%, due 06/15/13..................    4,000,000       3,670,000
                                9.500%, due 10/15/12(a)...............    4,000,000       4,160,000
                               Buckeye Technologies, Inc. 8.000%,
                                 due 10/15/10.........................    5,400,000       5,427,000
                               Domtar, Inc. 7.875%, due 10/15/11......    4,000,000       4,170,000

                                 -----------------------------------------------------------------
                                 SECURITY                                 PAR          VALUE
                                 DESCRIPTION                             AMOUNT       (NOTE 2)
                                 -----------------------------------------------------------------

                                 PAPER & FOREST PRODUCTS - CONTINUED Jefferson
                                 Smurfit Corp.
                                  8.250%, due 10/01/12............... $  1,750,000 $     1,715,000
                                  7.500%, due 06/01/13(a)............    4,000,000       3,780,000
                                 Norske Skog Canada 7.375%, due
                                   03/01/14..........................    6,500,000       6,191,250
                                 Rock-Tenn Co. 8.200%, due
                                   08/15/11..........................    2,575,000       2,729,500
                                 Tembec Industries, Inc. 7.750%, due
                                   03/15/12(a).......................    2,000,000       1,180,000
                                 Tembec Industries, Inc. (Yankee)
                                   8.625%, due 06/30/09(a)...........    2,350,000       1,621,500
                                                                                   ---------------
                                                                                        42,286,160
                                                                                   ---------------
                                 PERSONAL PRODUCTS - 0.3%
                                 Playtex Products, Inc. 9.375%, due
                                   06/01/11(a).......................    5,000,000       5,237,500
                                                                                   ---------------
                                 PHARMACEUTICALS - 0.9%
                                 Angiotech Pharmaceuticals, Inc.
                                   7.750%, due 04/01/14 (144A)(b)....    5,000,000       4,375,000
                                 Mylan Laboratories, Inc. 6.375%, due
                                   08/15/15..........................    6,500,000       6,467,500
                                 Warner Chilcott Corp. 8.750%, due
                                   02/01/15..........................    5,525,000       5,690,750
                                                                                   ---------------
                                                                                        16,533,250
                                                                                   ---------------
                                 PUBLISHING - 0.9%
                                 Dex Media West, Series B 9.875%, due
                                   08/15/13..........................    3,418,000       3,742,710
                                 Idearc, Inc. 8.000%, due 11/15/16
                                   (144A)(b).........................   12,000,000      12,240,000
                                                                                   ---------------
                                                                                        15,982,710
                                                                                   ---------------
                                 REAL ESTATE - 0.6%
                                 Felcor Lodging LP (REIT) 8.500%, due
                                   06/01/11..........................    2,260,000       2,418,200
                                 Host Marriott LP (REIT)
                                  7.000%, due 08/15/12...............    6,150,000       6,273,000
                                  6.375%, due 03/15/15(a)............    3,000,000       2,973,750
                                                                                   ---------------
                                                                                        11,664,950
                                                                                   ---------------
                                 RETAIL-MULTILINE - 1.3%
                                 Bon-Ton Stores, Inc. (The) 10.250%,
                                   due 03/15/14(a)...................    3,200,000       3,288,000
                                 Brookstone Co., Inc. 12.000%, due
                                   10/15/12(a).......................    2,725,000       2,677,313
                                 Linens 'n Things, Inc. 10.999%, due
                                   01/15/14(a).......................    5,025,000       4,899,375
                                 Michaels Stores, Inc. 10.000%, due
                                   11/01/14 (144A)(b)................    3,000,000       3,135,000
                                 Neiman Marcus Group, Inc. (The)
                                   9.000%, due 10/15/15(a)...........    1,825,000       2,000,656


See notes to financial statements

                                        9





MET INVESTORS SERIES TRUST




LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
 DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

                               --------------------------------------------------------------------
                               SECURITY                                    PAR          VALUE
                               DESCRIPTION                                AMOUNT       (NOTE 2)
                               --------------------------------------------------------------------

                               RETAIL-MULTILINE - CONTINUED Rite Aid Corp.
                                8.125%, due 05/01/10.................. $  6,500,000 $     6,670,625
                                6.875%, due 08/15/13..................    2,200,000       1,963,500
                                                                                    ---------------
                                                                                         24,634,469
                                                                                    ---------------

                               SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.5%
                               Freescale Semiconductor, Inc. 8.875%,
                                 due 12/15/14 (144A)(b)...............    9,250,000       9,215,313
                                                                                    ---------------

                               SOFTWARE - 1.1%
                               Sensus Metering Systems, Inc. 8.625%,
                                 due 12/15/13.........................    4,000,000       4,020,000
                               Serena Software, Inc. 10.375%, due
                                 03/15/16.............................    3,500,000       3,731,875
                               Sungard Data Systems, Inc.
                                9.125%, due 08/15/13(b)...............    5,500,000       5,802,500
                                10.250%, due 08/15/15(a)..............    6,400,000       6,864,000
                                                                                    ---------------
                                                                                         20,418,375
                                                                                    ---------------

                  TELECOMMUNICATION SERVICES-DIVERSIFIED - 3.6%
                               Cincinnati Bell, Inc. 8.375%, due
                                 01/15/14(a)..........................   16,500,000      17,036,250
                               Hellas Telecommunications
                                 Luxembourg II 11.115%, due
                                 01/15/15 (144A)(b)...................    4,000,000       4,035,000
                               Intelsat Bermuda, Ltd. 9.250%, due
                                 06/15/16 (144A)(b)...................    2,500,000       2,700,000
                               Intelsat Subsidiary Holding Co. Ltd.
                                 8.250%, due 01/15/13.................    7,000,000       7,140,000
                               Nordic Telephone Holdings Co. 8.875%,
                                 due 05/01/16 (144A)(b)...............    7,625,000       8,196,875
                               Qwest Capital Funding, Inc. 7.900%, due
                                 08/15/10(a)..........................   12,500,000      13,078,125
                               Qwest Communications International,
                                 Inc. 7.250%, due 02/15/11............    7,500,000       7,706,250
                               Qwest Corp. 7.625%, due
                                 06/15/15(a)..........................    2,000,000       2,150,000
                               Syniverse Technologies, Inc. 7.750%,
                                 due 08/15/13.........................    5,000,000       5,012,500
                                                                                    ---------------
                                                                                         67,055,000
                                                                                    ---------------

                               TELECOMMUNICATION SERVICES - WIRELESS - 2.3%
                               Centennial Communications Corp.
                                 10.000%, due 01/01/13(a).............    8,000,000       8,550,000
                               Dobson Communications Corp. 8.875%,
                                 due 10/01/13(a)......................    8,500,000       8,701,875
                               Nextel Communications, Inc. 7.375%,
                                 due 08/01/15.........................    7,000,000       7,184,877
                               Nextel Partners, Inc. 8.125%, due
                                 07/01/11.............................    5,900,000       6,172,875

                                 ------------------------------------------------------------------
                                 SECURITY                                  PAR          VALUE
                                 DESCRIPTION                              AMOUNT       (NOTE 2)
                                 ------------------------------------------------------------------

                                 TELECOMMUNICATION SERVICES - WIRELESS -
                                 CONTINUED Rogers Wireless Communications, Inc.
                                   7.250%, due 12/15/12............... $  2,650,000 $     2,822,250
                                 Rural Cellular Corp. 9.750%, due
                                   01/15/10(a)........................    9,000,000       9,292,500
                                                                                    ---------------
                                                                                         42,724,377
                                                                                    ---------------

                                 TEXTILES, APPAREL & LUXURY GOODS - 0.8%
                                 Elizabeth Arden, Inc. 7.750%, due
                                   01/15/14...........................    8,500,000       8,606,250
                                 INVISTA, Inc. 9.250%, due 05/01/12
                                   (144A)(b)..........................    5,500,000       5,926,250
                                                                                    ---------------
                                                                                         14,532,500
                                                                                    ---------------

                                 TRANSPORTATION - 0.7%
                                 Offshore Logistics 6.125%, due
                                   06/15/13...........................    7,460,000       7,087,000
                                 CHC Helicopter Corp. 7.375%, due
                                   05/01/14...........................    6,000,000       5,812,500
                                                                                    ---------------
                                                                                         12,899,500
                                                                                    ---------------

                                 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 10.0%
                                 Federal Home Loan Mortgage Corp.
                                   5.750%, due 04/15/08(a)............   45,000,000      45,346,500
                                 Federal National Mortgage Assoc.
                                   6.000%, due 11/01/32-04/01/36......  103,016,384     103,816,500
                                  6.500%, due 05/01/35-06/01/36.......   35,511,693      36,201,666
                                                                                    ---------------
                                                                                        185,364,666
                                                                                    ---------------
                                 Total Domestic Bonds & Debt
                                 Securities
                                 (Cost $1,336,011,196)                                1,352,705,164
                                                                                    ---------------

                                 CONVERTIBLE BONDS - 16.7%
                                 AEROSPACE & DEFENSE - 1.4%
                                 AAR Corp. 1.750%, due 02/01/26
                                   (144A)(b)..........................      900,000       1,057,500
                                 Alliant Techsystems, Inc. 2.750%, due
                                   02/15/24...........................    2,000,000       2,207,500
                                 Armor Holdings, Inc. 2.000%/0.000%,
                                   due 11/01/24(a)(f).................      800,000         968,000
                                 EDO Corp. 4.000%, due 11/15/25.......    5,500,000       5,321,250
                                 L-3 Communications Corp.
                                  3.000%, due 08/01/35
                                    (144A)(b).........................    1,500,000       1,582,500
                                  3.000%, due 08/01/35................    3,800,000       4,009,000
                                 Lockheed Martin Corp. 5.124%, due
                                   08/15/33(a)(e).....................    8,400,000      11,188,884
                                                                                    ---------------
                                                                                         26,334,634
                                                                                    ---------------

                                 AIRLINES - 0.1%
                                 Frontier Airlines, Inc. 5.000%, due
                                   12/15/25(a)........................    1,000,000         977,500
                                                                                    ---------------


See notes to financial statements

                                       10





MET INVESTORS SERIES TRUST




LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
 DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

                                -------------------------------------------------------------------
                                SECURITY                                   PAR          VALUE
                                DESCRIPTION                               AMOUNT       (NOTE 2)
                                -------------------------------------------------------------------

                                BANKS - 0.1%
                                BNP Paribas 6.700%, due 12/14/07
                                  (144A)(b)........................... $  2,000,000 $     2,035,200
                                                                                    ---------------
                                BIOTECHNOLOGY - 1.1%
                                Amgen, Inc. 0.000%, due 03/01/32
                                  (144A)(a)(g)                            2,000,000       1,507,500
                                 0.125%, due 02/01/11(a)..............    5,000,000       4,900,000
                                Genzyme Corp. 1.250%, due
                                  12/01/23(a).........................    6,850,000       7,158,250
                                InterMune, Inc. 0.250%, due
                                  03/01/11(a).........................    1,000,000       1,501,250
                                Millipore Corp. 3.750%, due
                                  06/01/26(a).........................    6,000,000       6,202,500
                                                                                    ---------------
                                                                                         21,269,500
                                                                                    ---------------
                                BUILDING MATERIALS - 0.1%
                                Masco Corp., Series B 2.113%, due
                                  07/20/31(g).........................    4,500,000       2,131,875
                                                                                    ---------------
                                BUSINESS SERVICES - 0.2%
                                Omnicom Group, Inc. 0.000%, due
                                  07/01/38(a)(g)......................    3,640,000       3,949,400
                                                                                    ---------------
                                COMMERCIAL SERVICES & SUPPLIES - 0.8%
                                Charles River Associates, Inc. 2.875%,
                                  due 06/15/34........................    4,500,000       6,615,000
                                Euronet Worldwide, Inc. 3.500%, due
                                  10/15/25(a).........................    1,100,000       1,175,625
                                FTI Consulting, Inc. 3.750%, due
                                  07/15/12............................    6,500,000       7,507,500
                                                                                    ---------------
                                                                                         15,298,125
                                                                                    ---------------
                                COMPUTERS & PERIPHERALS - 0.4%
                                Cadence Design Systems, Inc. 1.375%,
                                  due 12/15/11 (144A)(a)(b)...........    1,800,000       1,827,000
                                Electronics For Imaging, Inc. 1.500%,
                                  due 06/01/23(a).....................      800,000         888,000
                                SanDisk Corp. 1.000%, due
                                  05/15/13(a).........................    5,000,000       4,450,000
                                                                                    ---------------
                                                                                          7,165,000
                                                                                    ---------------
                                CONSTRUCTION MATERIALS - 0.4%
                                Fluor Corp. 1.500%, due 02/15/24......    5,000,000       7,493,750
                                                                                    ---------------
                                ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
                                Flir Systems, Inc. 3.000%, due
                                  06/01/23(a).........................    5,000,000       7,712,500
                                LSI Logic Corp. 4.000%, due
                                  05/15/10(a).........................    7,000,000       7,218,750
                                                                                    ---------------
                                                                                         14,931,250
                                                                                    ---------------
                                FINANCIAL-DIVERSIFIED - 0.7%
                                Lehman Brothers Holdings, Inc.
                                  0.450%, due 10/15/07................    6,000,000       5,999,400

                               --------------------------------------------------------------------
                               SECURITY                                    PAR          VALUE
                               DESCRIPTION                                AMOUNT       (NOTE 2)
                               --------------------------------------------------------------------

                               FINANCIAL-DIVERSIFIED - CONTINUED
                               Merrill Lynch & Co., Inc. 0.000%, due
                                 03/13/32(g).......................... $  1,500,000 $     1,997,550
                               Morgan Stanley Group, Inc. 1.000%, due
                                 03/30/12 (144A)(b)...................    3,780,000       4,543,560
                                                                                    ---------------
                                                                                         12,540,510
                                                                                    ---------------
                               HEALTH CARE EQUIPMENT & SUPPLIES - 0.6% American
                               Medical Systems Holdings Inc.
                                 3.250%, due 07/01/36(a)..............    1,450,000       1,698,313
                               Invitrogen Corp.
                                1.500%, due 02/15/24..................    1,800,000       1,545,750
                                3.250%, due 06/15/25..................    6,500,000       6,150,625
                               Medtronic, Inc. 1.500%, due
                                 04/15/11(a)..........................    1,300,000       1,384,500
                                                                                    ---------------
                                                                                         10,779,188
                                                                                    ---------------
                               HEALTH CARE PROVIDERS & SERVICES - 0.9%
                               Alza Corp. 0.561%, due
                                 07/28/20(g)(a).......................    8,000,000       7,300,000
                               LifePoint Hospitals, Inc. 3.250%, due
                                 08/15/25 (144A)(b)...................    1,400,000       1,265,250
                               Manor Care, Inc. 1.875%/2.125%, due
                                 08/01/35(f)..........................    5,000,000       5,675,000
                               Omnicare, Inc. 3.250%, due
                                 12/15/35(a)..........................      875,000         763,438
                               Pacificare Health Systems, Inc. 3.000%,
                                 due 10/15/32.........................      700,000       2,691,500
                                                                                    ---------------
                                                                                         17,695,188
                                                                                    ---------------
                               HOTELS, RESTAURANTS & LEISURE - 0.6%
                               Hilton Hotels Corp. 3.375%, due
                                 04/15/23.............................    6,800,000      10,761,000
                                                                                    ---------------
                               INDUSTRIAL-DIVERSIFIED - 0.6%
                               3M Co. 2.400%, due
                                 11/21/32(e)(g)(a)....................    1,200,000       1,101,000
                               Actuant Corp. 2.000%, due
                                 11/15/23(a)..........................    1,400,000       1,844,500
                               Danaher Corp. 1.407%, due
                                 01/22/21(g)(a).......................    1,600,000       1,708,000
                               Roper Industries, Inc. 1.481%/0.000%,
                                 due 01/15/34(a)(f)...................   10,180,000       6,667,900
                                                                                    ---------------
                                                                                         11,321,400
                                                                                    ---------------
                               LEISURE EQUIPMENT & PRODUCTS - 0.0%
                               Carnival Corp. 1.132%/0.000% due
                                 04/29/33(a)(f).......................      700,000         512,750
                                                                                    ---------------
                               MEDIA - 1.4%
                               Liberty Media Corp.
                                4.000%, due 11/15/29..................    1,700,000       1,143,250
                                3.500%, due 01/15/31..................    5,500,000       5,513,750
                                3.250%, due 03/15/31..................    8,250,000       6,919,687


See notes to financial statements

                                       11





MET INVESTORS SERIES TRUST




LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
 DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

                                 ------------------------------------------------------------------
                                 SECURITY                                  PAR          VALUE
                                 DESCRIPTION                              AMOUNT       (NOTE 2)
                                 ------------------------------------------------------------------

                                 MEDIA - CONTINUED
                                 Sinclair Broadcast Group, Inc.
                                  6.000%, due 09/15/12................ $  5,000,000 $     4,600,000
                                  4.875%/2.000%, due 07/15/18(f)......    3,000,000       2,756,250
                                 Walt Disney Co. 2.125%, due
                                   04/15/23(a)........................    3,500,000       4,270,000
                                                                                    ---------------
                                                                                         25,202,937
                                                                                    ---------------
                                 METALS & MINING - 0.4%
                                 Placer Dome, Inc. 2.750%, due
                                   10/15/23...........................    5,550,000       7,624,313
                                                                                    ---------------
                                 OIL & GAS - 1.5%
                                 Devon Energy Corp. 4.900%, due
                                   08/15/08(a)........................    4,000,000       5,560,000
                                 Hanover Compressor Co. 4.750%, due
                                   01/15/14...........................    6,000,000       8,602,500
                                 Pride International, Inc. 3.250%, due
                                   05/01/33(a)........................    1,600,000       2,018,000
                                 Quicksilver Resources, Inc. 1.875%,
                                   due 11/01/24(a)....................    3,000,000       4,215,000
                                 Schlumberger, Ltd. 1.500%, due
                                   06/01/23(a)........................    4,000,000       7,075,000
                                                                                    ---------------
                                                                                         27,470,500
                                                                                    ---------------
                                 PHARMACEUTICALS - 1.8%
                                 Alexion Pharmaceuticals, Inc. 1.375%,
                                   due 02/01/12(a)....................      500,000         719,375
                                 BioMarin Pharmaceutical, Inc.
                                  3.500%, due 06/15/08(a).............    1,300,000       1,553,500
                                  2.500%, due 03/29/13................      500,000         607,500
                                 CV Therapeutics, Inc.
                                  2.750%, due 05/16/12................      700,000         711,375
                                  3.250%, due 08/16/13(a).............    4,000,000       3,535,000
                                 Decode Genetics, Inc. 3.500%, due
                                   04/15/11...........................    4,750,000       3,532,812
                                 MGI Pharma, Inc. 1.682%/0.000%, due
                                   03/02/24(f)........................    8,500,000       5,673,750
                                 Nektar Therapeutics 3.250%, due
                                   09/28/12 (144A)(b).................      900,000         903,375
                                 SFBC International, Inc. 2.250%, due
                                   08/15/24...........................    2,000,000       1,855,000
                                 Teva Pharmaceutical Finance B.V.
                                   0.375%, due 11/15/22...............    2,500,000       3,621,875
                                 Teva Pharmaceutical Industries, Ltd.
                                   0.250%, due 02/01/24(a)............    1,600,000       1,648,000
                                 Wyeth 5.109%, due 01/15/24(e)(a).....    8,000,000       8,724,800
                                                                                    ---------------
                                                                                         33,086,362
                                                                                    ---------------
                                 RETAIL-MULTILINE - 0.1%
                                 Best Buy Co., Inc. 2.250%, due
                                   01/15/22(a)........................      900,000       1,004,625

                                 ------------------------------------------------------------------
                                 SECURITY                                  PAR          VALUE
                                 DESCRIPTION                              AMOUNT       (NOTE 2)
                                 ------------------------------------------------------------------

                                 RETAIL-MULTILINE - CONTINUED
                                 Pier 1 Imports, Inc. 6.375%/6.125%,
                                   due 02/15/36 (144A)(b)(f).......... $    900,000 $       825,750
                                                                                    ---------------
                                                                                          1,830,375
                                                                                    ---------------
                                 ROAD & RAIL - 0.5%
                                 CSX Corp. 0.063%, due 10/30/21(g)....    7,500,000       9,290,625
                                                                                    ---------------
                    SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.5%
                                 Amkor Technology, Inc. 5.000%, due
                                   03/15/07(a)........................    1,100,000       1,101,375
                                 Cypress Semiconductor Corp. 1.250%,
                                   due 06/15/08.......................    1,800,000       2,252,250
                                 Intel Corp. 2.950%, due 12/15/35(a)..    6,000,000       5,460,000
                                                                                    ---------------
                                                                                          8,813,625
                                                                                    ---------------
                                 SOFTWARE - 0.7%
                                 Mentor Graphics Corp.
                                  7.018%, due 08/06/23(e).............      800,000         830,640
                                  6.250%, due 03/01/26 (144A)(b)......      800,000       1,046,000
                                 Open Solutions, Inc.
                                  1.467%, due 02/02/35................      575,000         451,962
                                  1.467%, due 02/02/35 (144A)(b)......    1,925,000       1,513,088
                                 Openwave Systems, Inc. 2.750%, due
                                   09/09/08(a)........................    2,900,000       2,798,500
                                 SINA Corp. 0.000%, due
                                   07/15/23(g)........................    1,200,000       1,476,000
                                 Symantec Corp. 0.750%, due 06/15/11
                                   (144A)(b)..........................    4,000,000       4,840,000
                                                                                    ---------------
                                                                                         12,956,190
                                                                                    ---------------
                  TELECOMMUNICATION SERVICES-DIVERSIFIED - 0.9%
                                 ADC Telecommunications, Inc. 5.729%,
                                   due 06/15/13(e)(a).................    2,400,000       2,307,000
                                 Amdocs, Ltd. 0.500%, due
                                   03/15/24(a)........................    1,100,000       1,172,875
                                 Comverse Technology, Inc. 0.000%, due
                                   05/15/23(g)(a).....................    3,000,000       3,787,500
                                 Dobson Communications Corp. 1.500%,
                                   due 10/01/25 (144A)(b).............      900,000         984,375
                                 Juniper Networks, Inc. 0.000%, due
                                   06/15/08(g)(a).....................    1,200,000       1,303,500
                                 NII Holdings, Inc. 2.750%, due
                                   08/15/25 (144A)(b).................    1,600,000       2,322,000
                                 Qwest Communications International,
                                   Inc. 3.500%, due 11/15/25(a).......    3,000,000       4,706,250
                                                                                    ---------------
                                                                                         16,583,500
                                                                                    ---------------
                   TELECOMMUNICATION SERVICES-WIRELESS - 0.1%
                                 Nextel Communications, Inc. 5.250%,
                                   due 01/15/10(a)....................    2,500,000       2,471,875
                                                                                    ---------------
                                 Total Convertible Bonds
                                 (Cost $287,926,696)                                    310,526,572
                                                                                    ---------------


See notes to financial statements

                                       12





MET INVESTORS SERIES TRUST




LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
 DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

                                 ------------------------------------------------------------------
                                 SECURITY                                               VALUE
                                 DESCRIPTION                              SHARES       (NOTE 2)
                                 ------------------------------------------------------------------

                                 COMMON STOCKS - 1.0%
                                 BANKS - 0.1%
                                 Commerce Bancorp, Inc.(a).............      49,400 $     1,742,338
                                                                                    ---------------
                                 BEVERAGES - 0.2%
                                 Constellation Brands, Inc.*(a)........     146,380       4,247,948
                                                                                    ---------------
                   COMMUNICATIONS EQUIPMENT & SERVICES - 0.2%
                                 Avaya, Inc.*(a).......................     215,301       3,009,908
                                                                                    ---------------
                                 ENERGY EQUIPMENT & SERVICES - 0.0%
                                 Rowan Companies, Inc.(a)..............      14,200         471,440
                                                                                    ---------------
                                 INSURANCE - 0.2%
                                 Chubb Corp. (The).....................      70,020       3,704,758
                                                                                    ---------------
                                 IT CONSULTING & SERVICES - 0.1% Affiliated
                                 Computer Services, Inc. -
                                   Class A*(a).........................      16,100         786,324
                                                                                    ---------------
                                 MEDIA - 0.2%
                                 Charter Communications, Inc.*(a)......     166,500         509,490
                                 Interpublic Group of Cos., Inc.*(a)...     296,294       3,626,638
                                                                                    ---------------
                                                                                          4,136,128
                                                                                    ---------------
                                 PAPER & FOREST PRODUCTS - 0.0%
                                 PT Indah Kiat Pulp & Paper Corp.*.....   1,867,500         195,191
                                                                                    ---------------
                  TELECOMMUNICATION SERVICES-DIVERSIFIED - 0.0%
                                 Sprint Nextel Corp.(a)................      21,000         396,690
                                                                                    ---------------
                                 Total Common Stocks
                                 (Cost $17,295,803)                                      18,690,725
                                                                                    ---------------

                                 PREFERRED STOCKS - 3.7%
                                 AUTOMOBILES - 0.1%
                                 Ford Motor Co. 6.500%, due
                                   01/15/32(a).........................      60,000       2,052,000
                                                                                    ---------------
                                 BANKS - 0.5%
                                 Marshall & Ilsley Corp. 6.500%, due
                                   08/15/07(a).........................     300,000       8,181,000
                                 Sovereign Capital Trust IV 4.375%, due
                                   03/01/34(a).........................      31,400       1,562,150
                                                                                    ---------------
                                                                                          9,743,150
                                                                                    ---------------
                                 COMMERCIAL SERVICES & SUPPLIES - 0.1%
                                 United Rentals Trust I 6.500%, due
                                   08/01/28............................      29,929       1,466,521
                                                                                    ---------------
                                 ELECTRIC UTILITIES - 0.4%
                                 NRG Energy, Inc. 4.000%, due
                                   12/31/49(a).........................         900       1,338,750
                                 NRG Energy, Inc. 5.750%, due
                                   03/16/09(a).........................      25,000       6,746,875
                                                                                    ---------------
                                                                                          8,085,625
                                                                                    ---------------

                               --------------------------------------------------------------------
                               SECURITY                                                 VALUE
                               DESCRIPTION                                SHARES       (NOTE 2)
                               --------------------------------------------------------------------

                               FINANCIAL-DIVERSIFIED - 0.4%
                               Lehman Brothers Holdings, Inc. 6.250%,
                                 due 10/15/07(a).......................     140,000 $     3,852,800
                               Morgan Stanley 9.500%, due 05/12/07
                                 (144A)(b).............................      60,000       3,247,800
                                                                                    ---------------
                                                                                          7,100,600
                                                                                    ---------------
                               HEALTH CARE PROVIDERS & SERVICES - 0.0%
                               Omnicare, Inc., Series B 4.000%, due
                                 06/15/33..............................      15,300         822,222
                                                                                    ---------------
                               INSURANCE - 0.1%
                               XL Capital Ltd. 7.000%, due 02/15/09....      40,000       1,060,000
                                                                                    ---------------
                               MEDIA - 0.1%
                               Interpublic Group of Cos., Inc.-Series B
                                 5.250%, due 12/31/49 (144A)(b)........       1,440       1,593,000
                                                                                    ---------------
                               OIL & GAS - 0.9%
                               Chesapeake Energy Corp. 4.500%, due
                                 12/31/49 (a)..........................      45,000       4,196,250
                               El Paso Corp. 4.990%, due 12/31/49......       4,000       5,310,000
                               Williams Cos., Inc. 5.500%, due
                                 06/01/33..............................      65,000       7,978,750
                                                                                    ---------------
                                                                                         17,485,000
                                                                                    ---------------
                               PHARMACEUTICALS - 0.3%
                               Schering Plough Corp. 6.000%, due
                                 09/14/07 (a)..........................     120,000       6,826,800
                                                                                    ---------------
                               REAL ESTATE - 0.1%
                               Simon Property Group, Inc. (REIT)
                                 6.000%, due 12/31/49..................      15,200       1,237,280
                                                                                    ---------------
                               U.S. GOVERNMENT AGENCY - 0.1% Federal National
                               Mortgage Assoc.
                                 5.375%, due 12/31/49..................          15       1,500,219
                                                                                    ---------------
                               UTILITIES - 0.6%
                               PNM Resources, Inc. 6.750%, due
                                 05/16/08 (a)..........................     200,000      10,568,000
                                                                                    ---------------
                               Total Preferred Stocks
                               (Cost $65,300,860)                                        69,540,417
                                                                                    ---------------

                               CONVERTIBLE PREFERRED STOCK - 0.1%
                               FINANCE-DIVERSIFIED - 0.1% Morgan Stanley 7.300%,
                               due 12/14/07
                               (144A)(b) (Cost - $1,668,430)                100,000       1,780,000
                                                                                    ---------------


See notes to financial statements

                                       13





MET INVESTORS SERIES TRUST




LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
 DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

                                -------------------------------------------------------------------
                                SECURITY                                   PAR          VALUE
                                DESCRIPTION                               AMOUNT       (NOTE 2)
                                -------------------------------------------------------------------

                                SHORT-TERM INVESTMENT - 4.3% State Street Bank
                                and Trust Co., Repurchase Agreement dated
                                12/29/06 at 3.40% to be repurchased at
                                $80,588,433 on 01/02/07 collateralized by $
                                79,845,000 FHLB 5.800% due 09/02/08 with a value
                                of $82,173,520.
                                (Cost - $80,558,000)                   $ 80,558,000 $    80,558,000
                                                                                    ---------------

                                TOTAL INVESTMENTS - 98.5%
                                (Cost $1,788,760,985)                                 1,833,800,878

                                Other Assets and Liabilities (net) - 1.5%                28,192,068
                                                                                    ---------------

                                TOTAL NET ASSETS - 100.0%                           $ 1,861,992,946
                                                                                    ===============


PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $352,687,981 and the collateral received consisted of cash in the amount of $360,136,280.

(b) Securities that may be resold to "qualified institutional buyers" under Rule
144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid by the Portfolio's adviser. These securities represent in the aggregate $218,995,148 of net assets.

(c) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(d) Security is in default and/or issuer is in bankruptcy.

(e) Variable or floating rate security. The stated rate represents the rate at December 31, 2006.

(f) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

(g) Zero coupon bond - Interest rate represents current yield to maturity.

FHLB - Federal Home Loan Bank

REIT - Real Estate Investment Trust

                        See notes to financial statements

                                       14





MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

                               LORD ABBETT BOND DEBENTURE PORTFOLIO

                               ASSETS
                                  Investments, at value (Note 2)*                   $1,753,242,878
                                  Repurchase Agreement                                  80,558,000
                                  Cash                                                   2,363,833
                                  Collateral on securities on loan                     360,136,280
                                  Receivable for Trust shares sold                       1,518,422
                                  Dividends receivable                                     156,399
                                  Interest receivable                                   26,078,389
                                                                                    --------------
                                     Total assets                                    2,224,054,201
                                                                                    --------------
                               LIABILITIES
                                  Payables for:
                                     Trust shares redeemed                                 680,504
                                     Distribution and services fees - Class B              162,468
                                     Distribution and services fees - Class E                4,726
                                     Collateral on securities on loan                  360,136,280
                                     Investment advisory fee payable (Note 3)              778,147
                                     Administration fee payable                             16,186
                                     Custodian and accounting fees payable                 195,661
                                  Accrued expenses                                          87,283
                                                                                    --------------
                                     Total liabilities                                 362,061,255
                                                                                    --------------
                               NET ASSETS                                           $1,861,992,946
                                                                                    ==============
                               NET ASSETS REPRESENTED BY:
                                  Paid in surplus                                   $1,761,301,056
                                  Distributions in excess of net realized gain         (12,698,543)
                                  Unrealized appreciation on investments                45,039,893
                                  Undistributed net investment income                   68,350,540
                                                                                    --------------
                                     Total                                          $1,861,992,946
                                                                                    ==============
                               NET ASSETS
                                  Class A                                           $1,059,007,991
                                                                                    ==============
                                  Class B                                              765,853,771
                                                                                    ==============
                                  Class E                                               37,131,184
                                                                                    ==============
                               CAPITAL SHARES OUTSTANDING
                                  Class A                                               84,678,506
                                                                                    ==============
                                  Class B                                               61,631,213
                                                                                    ==============
                                  Class E                                                2,983,799
                                                                                    ==============
                               NET ASSET VALUE AND OFFERING PRICE PER SHARE
                                  Class A                                           $        12.51
                                                                                    ==============
                                  Class B                                                    12.43
                                                                                    ==============
                                  Class E                                                    12.44
                                                                                    ==============

                               --------------------------------------------------------------------
                               *Investments at cost, excluding Repurchase Agreement $1,708,202,985


See notes to financial statements

                                       15





MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

                             LORD ABBETT BOND DEBENTURE PORTFOLIO

                             INVESTMENT INCOME:
                                 Dividends                                               $  4,032,306
                                 Interest (1)                                             105,381,901
                                                                                         ------------
                                    Total investment income                               109,414,207
                                                                                         ------------
                             EXPENSES:
                                 Investment advisory fee (Note 3)                           8,565,789
                                 Administration fees                                          196,588
                                 Custody and accounting fees                                  392,549
                                 Distribution fee - Class B                                 1,828,520
                                 Distribution fee - Class E                                    53,330
                                 Transfer agent fees                                           85,861
                                 Audit                                                         32,866
                                 Legal                                                         66,748
                                 Trustee fees and expenses                                     12,582
                                 Shareholder reporting                                        112,178
                                 Insurance                                                     33,504
                                 Other                                                         21,242
                                                                                         ------------
                                 Total expenses                                            11,401,757
                                                                                         ------------
                                 Net investment income                                     98,012,450
                                                                                         ------------
                             NET REALIZED AND UNREALIZED GAIN (LOSS) ON
                                 INVESTMENTS Net realized gain on:
                                    Investments                                            13,509,202
                                                                                         ------------
                                       Net realized gain on investments                    13,509,202
                                                                                         ------------
                                 Net change in unrealized appreciation on:
                                    Investments                                            41,735,574
                                                                                         ------------
                                 Net change in unrealized appreciation on investments      41,735,574
                                                                                         ------------
                                 Net realized and unrealized gain on investments           55,244,776
                                                                                         ------------
                             NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $153,257,226
                                                                                         ============
                             ------------------------------------------------------------------------
                             (1)Interest income includes net security lending income of: $  1,062,875


See notes to financial statements

                                       16





MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

       LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                                                       Year Ended      Year Ended
                                                                                      December 31,    December 31,
                                                                                          2006            2005
                                                                                     -------------------------------
       INCREASE (DECREASE) IN NET ASSETS:
       OPERATIONS:
           Net investment income                                                     $   98,012,450  $   79,861,468
           Net realized gain on investments                                              13,509,202      17,094,325
           Net change in unrealized appreciation (depreciation) on investments           41,735,574     (69,925,194)
                                                                                     --------------  --------------
           Net increase in net assets resulting from operations                         153,257,226      27,030,599
                                                                                     --------------  --------------
       DISTRIBUTIONS TO SHAREHOLDERS:
           From net investment income
              Class A                                                                   (66,714,042)    (38,404,393)
              Class B                                                                   (48,111,532)    (29,739,968)
              Class E                                                                    (2,402,380)     (1,545,546)
                                                                                     --------------  --------------
           Net decrease in net assets resulting from distributions                     (117,227,954)    (69,689,907)
                                                                                     --------------  --------------
       CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
           Proceeds from shares sold
              Class A                                                                   301,777,898     423,404,168
              Class B                                                                    72,840,849     122,275,162
              Class E                                                                     4,228,603       3,619,433
           Net asset value of shares issued through acquisition
              Class A                                                                   100,219,524              --
              Class B                                                                            --              --
              Class E                                                                            --              --
           Net asset value of shares issued through dividend reinvestment
              Class A                                                                    66,714,042      38,404,393
              Class B                                                                    48,111,532      29,739,968
              Class E                                                                     2,402,380       1,545,546
           Cost of shares repurchased
              Class A                                                                  (285,485,123)   (102,526,415)
              Class B                                                                   (75,533,472)   (204,969,710)
              Class E                                                                    (5,365,456)     (4,204,845)
                                                                                     --------------  --------------
           Net increase in net assets from capital share transactions                   229,910,777     307,287,700
                                                                                     --------------  --------------
       TOTAL INCREASE IN NET ASSETS                                                     265,940,049     264,628,392
           Net assets at beginning of period                                          1,596,052,897   1,331,424,505
                                                                                     --------------  --------------
           Net assets at end of period                                               $1,861,992,946  $1,596,052,897
                                                                                     ==============  ==============
           Net assets at end of period includes undistributed net investment income  $   68,350,540  $   83,857,906
                                                                                     ==============  ==============


See notes to financial statements

                                       17





MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

      SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                     CLASS A
      LORD ABBETT BOND DEBENTURE PORTFOLIO                                   ----------------------------------------------------
                                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                                             ----------------------------------------------------
                                                                                 2006        2005       2004       2003       2002
                                                                             --------     ------     ------     ------     ------
      NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  12.28     $12.63     $12.04     $10.24     $11.22
                                                                             --------     ------     ------     ------     ------
      INCOME (LOSS) FROM INVESTMENT OPERATIONS
      Net Investment Income.................................................     0.71 (a)   0.75 (a)   0.70 (a)   0.73 (a)  0.77 (a)
      Net Realized/Unrealized Gain (Loss) on Investments....................     0.39      (0.52)      0.31       1.27      (0.79)
                                                                             --------     ------     ------     ------     ------
      Total from Investment Operations......................................     1.10       0.23       1.01       2.00      (0.02)
                                                                             --------     ------     ------     ------     ------
      LESS DISTRIBUTIONS
      Dividends from Net Investment Income..................................    (0.87)     (0.58)     (0.42)     (0.20)     (0.96)
      Distributions from Net Realized Capital Gains.........................       --         --         --         --         --
                                                                             --------     ------     ------     ------     ------
      Total Distributions...................................................    (0.87)     (0.58)     (0.42)     (0.20)     (0.96)
                                                                             --------     ------     ------     ------     ------
      NET ASSET VALUE, END OF PERIOD........................................ $  12.51     $12.28     $12.63     $12.04     $10.24
                                                                             ========     ======     ======     ======     ======
      TOTAL RETURN                                                               9.35%      1.81%      8.43%     19.52%     (0.39)%
      Ratio of Expenses to Average Net Assets**.............................     0.56%      0.56%      0.63%      0.70%      0.70 %
      Ratio of Expenses to Average Net Assets Before Reimbursement and
        Rebates.............................................................      N/A        N/A        N/A       0.67%(b)   0.77 %
      Ratio of Net Investment Income to Average Net Assets..................     5.85%      5.92%      5.65%      6.52%      7.43 %
      Portfolio Turnover Rate...............................................     36.7%      42.1%      39.8%      36.9%      45.8 %
      Net Assets, End of Period (in millions)............................... $1,059.0     $856.4     $520.3     $234.6     $202.1

                                                                                                     CLASS B
                                                                             ----------------------------------------------------
                                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                                             ----------------------------------------------------
                                                                                 2006        2005       2004       2003       2002
                                                                             --------     ------     ------     ------     ------
      NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  12.19     $12.54     $11.97     $10.21     $11.20
                                                                             --------     ------     ------     ------     ------
      INCOME (LOSS) FROM INVESTMENT OPERATIONS
      Net Investment Income.................................................     0.67 (a)   0.71 (a)   0.69 (a)   0.69 (a)   0.72(a)
      Net Realized/Unrealized Gain (Loss) on Investments....................     0.40      (0.52)      0.29       1.46      (0.76)
                                                                             --------     ------     ------     ------     ------
      Total from Investment Operations......................................     1.07       0.19       0.98       2.15      (0.04)
                                                                             --------     ------     ------     ------     ------
      LESS DISTRIBUTIONS
      Dividends from Net Investment Income..................................    (0.83)     (0.54)     (0.41)     (0.20)     (0.95)
      Distributions from Net Realized Capital Gains.........................       --         --         --      (0.19)        --
                                                                             --------     ------     ------     ------     ------
      Total Distributions...................................................    (0.83)     (0.54)     (0.41)     (0.39)     (0.95)
                                                                             --------     ------     ------     ------     ------
      NET ASSET VALUE, END OF PERIOD........................................ $  12.43     $12.19     $12.54     $11.97     $10.21
                                                                             ========     ======     ======     ======     ======
      TOTAL RETURN                                                               9.15%      1.49%      8.17%     19.15%     (0.57)%
      Ratio of Expenses to Average Net Assets**.............................     0.81%      0.81%      0.88%      0.96%      0.95 %
      Ratio of Expenses to Average Net Assets Before Reimbursement and
        Rebates.............................................................      N/A        N/A        N/A       0.91%(b)   1.05 %
      Ratio of Net Investment Income to Average Net Assets..................     5.59%      5.65%      5.61%      6.11%      7.12 %
      Portfolio Turnover Rate...............................................     36.7%      42.1%      39.8%      36.9%      45.8 %
      Net Assets, End of Period (in millions)...............................   $765.9     $704.5     $776.0     $758.2     $197.4


** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation. N/A Not Applicable (a) Per share amounts based on average shares outstanding during the period. (b) Excludes effect of Deferred Expense
Reimbursement.

See notes to financial statements

                                       18





MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

   SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                 CLASS E
   LORD ABBETT BOND DEBENTURE PORTFOLIO                                   --------------------------------------------------
                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                          --------------------------------------------------
                                                                             2006       2005       2004       2003     2002(B)
                                                                          ------     ------     ------     ------     -------
   NET ASSET VALUE, BEGINNING OF PERIOD.................................. $12.21     $12.57     $12.00     $10.22     $11.27
                                                                          ------     ------     ------     ------     ------
   INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net Investment Income.................................................   0.69 (a)   0.72 (a)   0.70 (a)   0.70 (a)   0.53 (a)
   Net Realized/Unrealized Gain (Loss) on Investments....................   0.38      (0.52)      0.29       1.28      (0.62)
                                                                          ------     ------     ------     ------     ------
   Total from Investment Operations......................................   1.07       0.20       0.99       1.98      (0.09)
                                                                          ------     ------     ------     ------     ------
   LESS DISTRIBUTIONS:
   Dividends from Net Investment Income..................................  (0.84)     (0.56)     (0.42)     (0.20)     (0.96)
   Distributions from Net Realized Capital Gains.........................     --         --         --         --         --
                                                                          ------     ------     ------     ------     ------
   Total Distributions...................................................  (0.84)     (0.56)     (0.42)     (0.20)     (0.96)
                                                                          ------     ------     ------     ------     ------
   NET ASSET VALUE, END OF PERIOD........................................ $12.44     $12.21     $12.57     $12.00     $10.22%
                                                                          ======     ======     ======     ======     ======
   TOTAL RETURN                                                             9.18%      1.60%      8.24%     19.35%     (1.03)%
   Ratio of Expenses to Average Net Assets**.............................   0.71%      0.71%      0.78%      0.86%      0.85 %*
   Ratio of Expenses to Average Net Assets Before Reimbursement and
     Rebates.............................................................    N/A        N/A        N/A       0.81%(c)   0.98 %*
   Ratio of Net Investment Income to Average Net Assets..................   5.69%      5.76%      5.67%      6.10%      7.12 %*
   Portfolio Turnover Rate...............................................   36.7%      42.1%      39.8%      36.9%      45.8 %
   Net Assets, End of Period (in millions)............................... $ 37.1      $35.1      $35.2      $22.8       $2.5


* Annualized ** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation. N/A Not Applicable (a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/01/2002. (c) Excludes effect of Deferred
Expense Reimbursement.

See notes to financial statements

                                       19




                           MET INVESTORS SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the
"1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Lord Abbett Bond
Debenture Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ
Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm
EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price
(if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S.
dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The
Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The
Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                                       20




                           MET INVESTORS SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies.
Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                                                Expiring   Expiring
                               Portfolio                              Total    12/31/2007 12/31/2008
                               ---------                            ---------- ---------- ----------

                               Lord Abbett Bond Debenture Portfolio $8,332,196 $4,020,940 $4,311,256


Lord Abbett Bond Debenture Portfolio acquired losses of $19,627,064 in the merger with Loomis High Yield Fund on April 26, 2002, which are subject to an annual limitation of $3,688,483.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan.
Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State
Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The
Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.
Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth.
In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

                                       21




                           MET INVESTORS SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Lord, Abbett & Co. LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                                     Management Fees
                                                    earned by Manager
                                                    for the year ended
               Portfolio                            December 31, 2006  % per annum     Average Daily Assets
               ---------                            ------------------ ----------- ----------------------------

               Lord Abbett Bond Debenture Portfolio     $8,565,789        0.60%    First $250 Million

                                                                          0.55%    $250 Million to $500 Million

                                                                          0.50%    $500 Million to $1 Billion

                                                                          0.45%    Over $1 Billion


State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Trust has distribution agreements with MetLife Investors Distribution
Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the
Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E
Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution
Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                     Shares Issued   Shares Issued              Net Increase
                                                     in Connection      Through                  (Decrease)
                              Beginning    Shares   with Acquisition   Dividend      Shares      in Shares     Ending
                               Shares       Sold        (Note 8)     Reinvestment  Repurchased  Outstanding    Shares
   -                          ---------- ---------- ---------------- ------------- -----------  ------------ ----------

   Lord Abbett Bond Debenture
     Portfolio

    Class A
    12/31/2006                69,757,308 24,775,781    8,485,998       5,663,331   (24,003,912)  14,921,198  84,678,506
    12/31/2005                41,181,242 33,692,711           --       3,127,394    (8,244,039)  28,576,066  69,757,308

    Class B
    12/31/2006                57,782,647  6,012,269           --       4,101,580    (6,265,283)   3,848,566  61,631,213
    12/31/2005                61,868,653  9,905,225           --       2,439,702   (16,430,933)  (4,086,006) 57,782,647

    Class E
    12/31/2006                 2,877,504    348,709           --         204,632      (447,046)     106,295   2,983,799
    12/31/2005                 2,796,287    289,293           --         126,580      (334,656)      81,217   2,877,504

                                       22




                           MET INVESTORS SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                                             Purchases                        Sales
                                                   ------------------------------ ------------------------------
                                                   U.S. Government
Non-Government U.S. Government Non-Government
                                                   --------------- -------------- --------------- --------------

              Lord Abbett Bond Debenture Portfolio  $174,055,508    $584,606,800   $186,353,244    $408,347,751


At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                                        Federal        Gross         Gross
                                                       Income Tax    Unrealized    Unrealized   Net Unrealized
                Portfolio                                 Cost      Appreciation (Depreciation)  Appreciation
                ---------                            -------------- ------------ -------------- --------------

                Lord Abbett Bond Debenture Portfolio $1,794,914,986 $66,098,085   $(27,212,193)  $38,885,892


6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                                          Value of     Value of
                                                                         Securities   Collateral
                                                                        ------------ ------------

                                   Lord Abbett Bond Debenture Portfolio $352,687,981 $360,136,280


7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                                Ordinary Income      Long-Term Capital Gain          Total
                                            ------------------------ ---------------------- ------------------------
                                                2006        2005     2006        2005           2006        2005
                                            ------------ ----------- ----        ----       ------------ -----------

       Lord Abbett Bond Debenture Portfolio $117,227,954 $69,689,907 $--         $--        $117,227,954 $69,689,907


As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                            Undistributed Undistributed     Net
                                              Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                               Income         Gain      Appreciation   and Deferrals       Total
                                            ------------- ------------- ------------ ------------------ ------------

       Lord Abbett Bond Debenture Portfolio  $68,930,962   $1,207,230   $38,885,892     $(8,332,196)    $100,691,888


The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. ACQUISITIONS

On May 1, 2006, Lord Abbett Bond Debenture Portfolio ("Bond Debenture") acquired all of the net assets of Convertible Securities Portfolio, a series of The
Travelers Series Trust ("Convertible Securities"), pursuant to a plan of reorganization approved by Convertible Securities shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 8,485,998 Class
A shares of Bond Debenture (valued at $100.2 million) in exchange for the 8,068,461 Class A shares of Convertible Securities outstanding on April 28,
2006. Convertible Securities Class A net assets at that date ($100.2 million), including $6,800,593 of unrealized appreciation were combined with those of Bond
Debenture Class A. The cost of securities acquired in the tax-free exchange by Bond Debenture from Convertible Securities was $93,008,142. The aggregate Class
A net assets of Bond Debenture and Convertible Securities immediately before the acquisition were $981,050,225 and $100,219,524, respectively. The aggregate
Class A net assets of Bond Debenture immediately after the acquisition were $1,081,269,749.

                                       23




                           MET INVESTORS SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB
Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN
48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair
Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS
157 will have on the Portfolio's financial statement disclosures.

11. SUBSEQUENT EVENT

The following Portfolio reorganization will be presented to the Board of Trustees of the Trust on February 14, 2007, for approval. If approved, the reorganization will be presented to shareholders on or about April 24, 2007. If approved by shareholders, the reorganization will occur on or about May 1, 2007.
The proposed reorganization provides for the acquisition of all the assets of Lord Abbett America's Value Portfolio, a series of the Trust, in exchange for shares of Lord Abbett Bond Debenture Portfolio and Lord Abbett Mid-Cap Value
Portfolio, each a series of the Trust.

                                       24





REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Lord Abbett Bond Debenture
Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Lord Abbett Bond Debenture Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of
December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The
Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord
Abbett Bond Debenture Portfolio of Met Investors Series Trust as of December 31,
2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                                       25




                           MET INVESTORS SERIES TRUST




                                DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

        The Trustees
        ------------
                                                                                                         Number of
                                                                                                         Portfolios
                                                                                                          in Fund
                                   Position(s) Term of Office Complex Held with
                                    and Length of Principal Occupation(s)
                                    overseen
        Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**
        ---------------------     ------------- -------------- ---------------------------------------- ------------
        Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89
                                  Trustee        From          MetLife, Inc.; since December 2000,
                                                 December      President of Met Investors Advisory LLC;
                                                 2000 to       since May 2006, President of MetLife
                                                 present.      Advisers LLC; since May 2006, Trustee of
                                                               MetLife Investment Funds, Inc.; since
                                                               August 2006, Trustee of Metropolitan
                                                               Series Fund, Inc.
        Disinterested Trustees
        ----------------------
        Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                                 From          the law firm of Garfield and Merel, Ltd.
                                                 December
                                                 2000 to
                                                 present.

        Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46
                                                 From          Administration and Dean Emeritus,
                                                 December      Marshall School of Business, University
                                                 2000 to       of Southern California (USC); from
                                                 present.      1995-2001
                                                               Executive
                                                               Director, Center
                                                               for
                                                               Telecommunications
                                                               Management.




        Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                                 From
                                                 December
                                                 2000 to
                                                 present.

        Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46
                                                 From          2003, Managing Director, Dresdner
                                                 December      RCM Global Investors.
                                                 2000 to
                                                 present.


        The Executive Officers
        ----------------------
        Jeffrey A. Tupper (36)    Chief          From August   Since February 2001, Assistant Vice          N/A
                                  Financial      2002 to       President of MetLife Investors Insurance
                                  Officer,       present       Company; from 1997 to January 2001,
                                  Treasurer                    Vice President of PIMCO Advisors L.P.

                                           The Trustees
                                           ------------




                                                                      Other Directorships
                                           Name, Age and Address        Held by Trustee
                                           ---------------------     ----------------------
                         Elizabeth M. Forget* (40) None







                             Disinterested Trustees
                                           ----------------------
                          Stephen M. Alderman (47) None





                                           Jack R. Borsting (77)     Director, Whitman
                                                                     Education Group,
                                                                     Ivax Diagnostics and
                                                                     Los Angeles
                                                                     Orthopedic Hospital.
                                                                     Trustee, The Rose
                                                                     Hills Foundation.
                                                                     Member, Army
                                                                     Science Board.

                           Theodore A. Myers (76) None





                                           Dawn M. Vroegop (40)      Director, Caywood
                                                                     Scholl Asset
                                                                     Management;
                                                                     Investment
                                                                     Committee Member
                                                                     of City College of San
                                                                     Francisco.
                             The Executive Officers
                                           ----------------------
                           Jeffrey A. Tupper (36) N/A

                                       26





                           MET INVESTORS SERIES TRUST




                                DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                          Number of
                                                                                                          Portfolios
                                                                                                           in Fund
                                   Position(s) Term of Office Complex Held with
                                    and Length of Principal Occupation(s)
                                    overseen
       Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
       ---------------------      -------------- -------------- ---------------------------------------- ------------
       The Executive Officers - continued
       ----------------------------------
       Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                                  President       2002 to       President of Metropolitan Life Insurance
                                                  present       Company; since July 2002, Chief
                                                                Executive Officer of MetLife Investors
                                                                Group, Inc. and Met Investors Advisory
                                                                LLC; since April 2001, Chief Executive
                                                                Officer of MetLife Resources and Vice
                                                                President of Metropolitan Life Insurance
                                                                Company; since January 1990, President
                                                                of Michael K. Farrell Associates, Inc.
                                                                (qualified retirement plans for non-
                                                                profit organizations)

       Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                                  and Secretary   December      Investors Distribution Company; since
                                                  2000 to       January, 2002, Secretary of Met
                                                  present.      Investors Advisory LLC; since January
                                                                2001, Senior Vice President, General
                                                                Counsel and Secretary of MetLife
                                                                Investors Group, Inc.; since November
                                                                2000, Vice President, General Counsel
                                                                and Secretary of Met Investors Advisory
                                                                LLC; from 1998 to November 2000,
                                                                President, Security First Group, Inc.

       Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
       Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
       Insurance Company          Officer                       Department, MetLife, Inc.; (October
       One MetLife Plaza                                        2002-March 2006) Assistant Vice
       27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
       Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                                Officer, MetLife, Inc.; Interim Chief
                                                                Compliance Officer of the Trust
                                                                (November 2005-August 2006) and
                                                                Metropolitan Series Fund, Inc. and
                                                                Metropolitan Series Fund II (since
                                                                November 2005).

                                                                       Other Directorships
                                            Name, Age and Address        Held by Trustee
                                            ---------------------      -------------------
                                            The Executive Officers - continued
                                            ----------------------------------
                                            Michael K. Farrell (54)            N/A












                                            Richard C. Pearson (63)            N/A











                                            Jeffrey P. Halperin (39)           N/A
                                            Metropolitan Life
                                            Insurance Company
                                            One MetLife Plaza
                                            27-01 Queens Plaza North
                                            Long Island City, NY 11101




* "Interested person" of the Trust (as that term is defined in the 1940 Act).
Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor. ** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of
Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange
Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference
Room in Washington, D.C. and information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800)
848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending
December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange
Commission's website at http://www.sec.gov.

                                       27




BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation; (4) the Manager's financial condition;
(5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust);
(8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested
Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff
Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate
Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy
Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset
Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying
Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H.
Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group").
The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser.
In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The
Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable

                                       28




contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS
Index benchmark for the one- and three-year periods (only periods available).
The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June
30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

                                       29




The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period.
Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods.
The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The
Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's
Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods.
The Portfolio ranked below the median of its peer universe for these periods.
The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The
Board noted that the Portfolio's performance was below the 65% Russell 3000
Value/35% ML High Yield benchmark for the one and three-year periods. The
Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses
(net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.



/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the Legg Mason Aggressive Growth
Portfolio.

                                       30




The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The
Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The
Portfolio ranked below the median of its peer universe for these periods. The
Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The
Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group.
The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The
Portfolio ranked below the median of its peer universe for these periods. The
Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods.
Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

                                       31




/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.




The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The
Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses
(including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The
Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets.
At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The
Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that

                                       32




the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group.
The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio.
The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio.
Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels.
The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The
Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods.
The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses
(including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods.
The Portfolio ranked above the median of its peer universe

                                       33




for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The
Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The
Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar
Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The
Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The
Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

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



The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The
Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses
(including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The
Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses
(net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The
Board noted that the Portfolio's performance was below the MSCI Global Capital
Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

                                       35




The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The
Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses
(net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses
(net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

                                       36




CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses
(net of applicable expense waivers) were above the median of its peer group. The
Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses
(net of applicable expense waivers) were above the median of its peer group. The
Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The
Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The
Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group.
The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

                                       37




The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The
Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period.
Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock
High Yield Portfolio Strategic Growth & Income Portfolio Strategic Growth
Portfolio Strategic Conservative Growth Portfolio Pioneer Mid-Cap Value
Portfolio Batterymarch Mid-Cap Stock Portfolio Dreman Small-Cap Value Portfolio
Batterymarch Growth and Income Portfolio MFS Value Portfolio Pioneer Fund
Portfolio Janus Capital Appreciation Portfolio MET/AIM Capital Appreciation
Portfolio MFS Emerging Markets Equity Portfolio Legg Mason Partners Managed
Assets Portfolio Loomis Sayles Global Markets Portfolio Pioneer Strategic Income
Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form
ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid

                                       38




to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group.
After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act.
The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology.
Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                                       39









                           MET INVESTORS SERIES TRUST

                               Lord Abbett Mid-Cap
                                 Value Portfolio

                                  ANNUAL REPORT

                                DECEMBER 31, 2006






LORD ABBETT MID-CAP VALUE PORTFOLIO FOR THE YEAR ENDED 12/31/06 MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS



MARKET REVIEW

In what has become a significant trend, the stock market finished the year with broad strength, as the S&P 1500 Composite Index/1/ gained nearly 7% (including dividends) during the fourth quarter 2006, or almost half of the year's total gain. The positive performance turned-in by equities occurred despite moderating economic fundamentals, as investors began to price in persistent above trend growth in corporate profits. Indeed, since the market's bottom in 2002, corporate profits have continually outpaced share price gains; meaning investors pay substantially less today for a dollar of earnings than they did four years ago. Even in 2006 with the broad market up in excess of 15% (including dividends), the widely cited price-to-earnings ratio (P/E) narrowed.

The economic backdrop seemed to moderate as the year progressed and the housing market correction intensified. With the housing market in a crunch, the auto industry followed suit, in part due to a pay-back from previous years' incentive plans and a general decline in consumer expectations about the future. Outside of housing and manufacturing, the much larger service sector continued to display fairly robust strength. Late year employment gains in the service sector, for instance, more than offset layoffs in the construction and manufacturing sectors. For the year, employment grew a bit faster than the number of new entrants looking for work, causing the unemployment rate to slip four-tenths of a percent to 4.5%--well below its historical average and consistent with relatively strong wage growth. In addition to rising incomes associated with job creation, late year declines in retail energy prices helped to sustain consumer spending at rates supportive of broader economic activity.

With the economy expanding so, too, did revenue growth. Benefiting from the most handsome margins in decades, earnings actually outpaced revenue growth, acting as a catalyst for equity investors to push many stock prices to new highs, including the Dow Jones Industrial Average. After beginning the year with positive momentum, the market entered a period of consolidation in May. The spring sell-off persisted until mid-July. During the market correction small-caps, as measured by the S&P SmallCap 600(R) Index/2/, fell nearly twice
(in percent terms) as much as large-caps. Once positive momentum returned, large-capitalized companies led the market higher. For the year, the S&P 100
Index, comprised of large-cap stocks, gained more than 18% (on a total return basis), while the small-cap index matched the broad market with a return of roughly 15%. Mid-capitalization companies trailed, on average, but still managed to register a total return in excess of 10% over the period. Performance disparity was pronounced between the value and growth styles of investing, as the value indexes led their growth equivalents by at least seven percentage points.

PORTFOLIO REVIEW

Your Portfolio returned 12.49% for the twelve months ended December 31, 2006, compared with its benchmark, the Russell MidCap(R) Index, which returned 15.26% for the same period. The most significant detractors from performance during 2006 include stock selection within the financial services, healthcare, and auto
& transportation sectors. Conseco, an insurance holding company, had to decrease its 2006 earnings expectations after a large legal settlement swung it into a loss for the second quarter. The company also suffered from higher-than-expected claims, which strained the run-off segment. The largest overall detractor from performance during the year was Dana Corp, an auto parts supplier. Shares slid in the beginning of the year after the company reported significantly lower-than-expected quarterly earnings and continued to suffer after filing for bankruptcy in March. Within the healthcare sector, another significant detractor was Bausch & Lomb, an eye care company that saw shares tumble in March and April after users of its contact lens solution reported developing a rare eye fungus.

Positive factors impacting performance include stock selection within the utilities, consumer discretionary, and producer durables sectors. Within the utilities sector, Qwest Communications was one of the largest contributors.
Strong profits in the first half of the year and expanding margins led the telecommunications company to a successful year. The largest overall stock contributing to performance during the year was OfficeMax. Shares of this office supply company soared after the company released strong first quarter earnings reports which greatly exceeded analysts' expectations. Investors continued to recognize the successful implementation of management's margin expansion through the year. Cummins, an engines component producer, was the largest contributor within the producer durables sector. Overall, the stock gained ground during the year, with a spike in October just after the company announced it would be raising prices on commercial generators, a move that analysts expect will raise
EPS in 2007.

OUTLOOK

The market's preoccupation with predicting the track of the economy and Federal
Reserve interest rate policy continues to afford us opportunities to invest in the stocks of companies with improving profit outlooks based on corporate change. Though this may leave us out of step with the market at times, this discipline has generated solid returns for our investors in the past. We firmly believe it will do so again in the future.

We are currently agnostic on both the economy and interest rates, feeling that neither is likely to change dramatically over the next several months. As we always have, we will continue to invest in areas where we see company and industry catalysts to improve below-average levels of profitability.
Specifically, we still see plenty of opportunity in telecommunications and telecommunications equipment companies, as well as in the broadly defined business services. Meanwhile, we continue to harvest gains realized in certain parts of the materials sector.

While our disciplined deeper-value approach sometimes leads to short-term relative underperformance, we are very enthusiastic about the longer-term prospects of our Portfolio. We feel very good about the investments we are making and believe the longer term gains should more than offset the near term relative underperformance.



                                        1






LORD ABBETT MID-CAP VALUE PORTFOLIO FOR THE YEAR ENDED 12/31/06 MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)



THE PORTFOLIO IS ACTIVELY MANAGED AND THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF
A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE
SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

TEAM MANAGED

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Edward K. von der Linde, Partner and Investment Manager, leads the team. The other senior members are Eileen Banko, Howard E. Hansen, and David G. Builder. Mr. von der Linde and Mr. Hansen are jointly and primarily responsible for the day-to-day management of the Portfolio.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary. /1/The S&P Composite
1500 combines three leading indices--the S&P 500(R) Index, the S&P MidCap 400(R)
Index, and the S&P SmallCap 600(R) Index--to form an investable benchmark of the U.S. equity market. Covering approximately 90% of the U.S. market capitalization, the S&P Composite 1500 offers investors an index with the familiar characteristics of the S&P 500 but with broader market exposure.

/2/The S&P SmallCap 600(R) Index invests in a basket of small-cap equities. A small-cap company is generally defined as a stock with a market capitalization between $300 million and $2 billion.

TOP TEN HOLDINGS BY MARKET VALUE
 As of 12/31/06

                                                                                  Percent of
                                         Description                              Net Assets
                                         ---------------------------------------------------
                                         Sabre Holdings Corp.                       3.01%
                                         ---------------------------------------------------
                                         Qwest Communications International, Inc.   2.65%
                                         ---------------------------------------------------
                                         Interpublic Group of Cos., Inc.            2.63%
                                         ---------------------------------------------------
                                         R.H. Donnelley Corp. 2.50%
                                         ---------------------------------------------------
                                         Clear Channel Communications, Inc.         2.30%
                                         ---------------------------------------------------
                                         R. R. Donnelley & Sons Co.                 2.28%
                                         ---------------------------------------------------
                                         Ball Corp.                                 2.23%
                                         ---------------------------------------------------
                                         Northeast Utilities                        2.10%
                                         ---------------------------------------------------
                                         Avaya, Inc.                                2.10%
                                         ---------------------------------------------------
                                         OfficeMax, Inc.                            2.08%
                                         ---------------------------------------------------




PORTFOLIO COMPOSITION (% of portfolio market value)

                                            As of 12/31/06

                                                                 [CHART]

                                            Consumer Discretionary                   19.2%
                                            Consumer Staples                          3.7%
                                            Energy                                    5.5%
                                            Financials                               10.6%
                                            Health Care                               6.4%
                                            Industrials                              13.7%
                                            Information Technology                   10.6%
                                            Materials                                13.7%
                                            Telecommunication Services                6.9%
                                            Utilities                                 9.7%




                                        2






LORD ABBETT MID-CAP VALUE PORTFOLIO FOR THE YEAR ENDED 12/31/06 MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)



                                  LORD ABBETT MID-CAP VALUE PORTFOLIO MANAGED BY
                     LORD, ABBETT & CO. LLC VS. S&P MIDCAP(R) 400/CITIGROUP VALUE INDEX/1/ AND
                           RUSSELL MIDCAP(R) INDEX/2/

                                                       Growth Based on $10,000+

                                                          [CHART]

                                                            Lord Abbett Mid cap   S&P 400 Mid Cap/
                                           Russell Midcap    Value Portfolio    CitiGroup Value Index
                                           --------------   -----------------   ---------------------
                             8/20/1997        $10,000        $10,000               $10,000
                            12/31/1997         10,678         10,490                11,191
                            12/31/1998         11,757         10,606                11,606
                            12/31/1999         13,902         11,211                11,301
                            12/31/2000         15,049         17,139                13,506
                            12/31/2001         14,203         18,527                13,699
                            12/31/2002         11,904         16,802                12,407
                            12/31/2003         16,675         21,196                16,601
                            12/31/2004         20,046         26,458                19,453
                            12/31/2005         22,583         28,649                21,548
                            12/31/2006         26,028         32,229                24,698

                                  ------------------------------------------------------------------
                                                                    Average Annual Return/3/
                                                                 (for the year ended 12/31/06)
                                  ------------------------------------------------------------------
                                                             1 Year 3 Year 5 Year Since Inception/4/
                                  ------------------------------------------------------------------
                                  Lord Abbett Mid-Cap
                              --  Value Portfolio--Class A   12.49% 14.99% 11.71%      13.31%
                                  Class B                    12.18% 14.70% 11.42%      11.94%
                                  ------------------------------------------------------------------
                                  S&P MidCap(R) 400/
                              - - Citigroup Value Index/1/   14.62% 14.16% 12.51%      10.08%
                                  ------------------------------------------------------------------
                              --  Russell Midcap(R) Index/2/ 15.26% 16.00% 12.88%      10.57%
                                  ------------------------------------------------------------------


+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P MidCap(R) 400/Citigroup Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended Index is constructed by selecting the stocks in each index with high book-to-price ratios. The Indices do not include fees or expenses and are not available for direct investment.

/2/The Russell Midcap(R) Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 30% of the total market capitalization of the Russell
1000 Index. As of the latest reconstitution, the average market capitalization was approximately $5.3 billion; the median market capitalization was approximately $3.9 billion. The largest company in the Index had a market capitalization of $14.9 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Russell Midcap(R) Index returns are based on an inception date of 8/20/97. The S&P MidCap(R) 400/Citigroup Value Index returns are based on an inception date of 8/1/97.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.



                                        3




MET INVESTORS SERIES TRUST




UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION
COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series
Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming
ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only.
Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                                                  BEGINNING      ENDING      EXPENSES PAID
                                                                ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                                   6/30/06      12/31/06    7/1/06-12/31/06
                    LORD ABBETT MID-CAP VALUE PORTFOLIO         ------------- ------------- ---------------

                      Class A
                      Actual                                      $1,000.00     $1,116.10        $4.16
                      Hypothetical (5% return before expenses)     1,000.00      1,021.27         3.97
                    ------------------------------------------  ------------- ------------- ---------------

                      Class B
                      Actual                                       1,000.00      1,114.60         5.49
                      Hypothetical (5% return before expenses)     1,000.00      1,020.01         5.24
                    ------------------------------------------  ------------- ------------- ---------------


* Expenses are equal to the Portfolio's annualized expense ratio of 0.78% and 1.03% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                        4





MET INVESTORS SERIES TRUST




LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
 DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

                             ------------------------------------------------------------------------
                                                                                           VALUE
                             SECURITY DESCRIPTION                               SHARES    (NOTE 2)
                             ------------------------------------------------------------------------

                             COMMON STOCKS - 96.7%
                             BEVERAGES - 1.0%
                             Coca-Cola Enterprises, Inc........................ 177,287 $   3,620,201
                                                                                        -------------
                             CHEMICALS - 6.7%
                             Chemtura Corp..................................... 443,200     4,268,016
                             Eastman Chemical Co............................... 119,900     7,111,269
                             Monsanto Co.......................................  79,300     4,165,629
                             Mosaic Co.*(a).................................... 325,700     6,956,952
                             Potash Corp. of Saskatchewan, Inc.................  13,434     1,927,510
                                                                                        -------------
                                                                                           24,429,376
                                                                                        -------------
                             COMMERCIAL SERVICES & SUPPLIES - 8.9%
                             Allied Waste Industries, Inc.*(a)................. 318,200     3,910,678
                             R. R. Donnelley & Sons Co......................... 232,724     8,271,011
                             R.H. Donnelley Corp.(a)........................... 145,000     9,095,850
                             Sabre Holdings Corp............................... 342,500    10,922,325
                                                                                        -------------
                                                                                           32,199,864
                                                                                        -------------
                             COMMUNICATIONS EQUIPMENT & SERVICES - 3.6%
                             Avaya, Inc.*...................................... 546,300     7,637,274
                             Tellabs, Inc.*.................................... 518,500     5,319,810
                                                                                        -------------
                                                                                           12,957,084
                                                                                        -------------
                             CONTAINERS & PACKAGING - 3.7%
                             Ball Corp......................................... 185,500     8,087,800
                             Pactiv Corp.*..................................... 152,100     5,428,449
                                                                                        -------------
                                                                                           13,516,249
                                                                                        -------------
                             ELECTRIC UTILITIES - 6.8%
                             Ameren Corp.(a)................................... 127,600     6,855,948
                             CMS Energy Corp.*................................. 434,400     7,254,480
                             Northeast Utilities............................... 271,300     7,639,808
                             Puget Energy, Inc................................. 118,700     3,010,232
                                                                                        -------------
                                                                                           24,760,468
                                                                                        -------------
                             ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.6%
                             Hubbell, Inc. - Class B(a)........................ 126,400     5,714,544
                                                                                        -------------
                             ENERGY EQUIPMENT & SERVICES - 1.9%
                             GlobalSantaFe Corp................................ 115,300     6,777,334
                                                                                        -------------
                             FOOD & DRUG RETAILING - 1.4%
                             Safeway, Inc...................................... 144,600     4,997,376
                                                                                        -------------
                             FOOD RETAILERS - 1.2%
                             Kroger Co. (The).................................. 188,100     4,339,467
                                                                                        -------------
                             HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
                             Bausch & Lomb, Inc.(a)............................  79,100     4,117,946
                                                                                        -------------
                             HEALTH CARE PROVIDERS & SERVICES - 1.0%
                             Aetna, Inc........................................  86,000     3,713,480
                                                                                        -------------
                             HOTELS, RESTAURANTS & LEISURE - 2.7%
                             Brinker International, Inc........................ 159,750     4,818,060
                             OSI Restaurant Partners, Inc...................... 125,200     4,907,840
                                                                                        -------------
                                                                                            9,725,900
                                                                                        -------------

                             ------------------------------------------------------------------------
                                                                                           VALUE
                             SECURITY DESCRIPTION                               SHARES    (NOTE 2)
                             ------------------------------------------------------------------------

                             HOUSEHOLD DURABLES - 4.3%
                             American Greetings Corp. - Class A(a)............. 159,900 $   3,816,813
                             Newell Rubbermaid, Inc............................ 122,900     3,557,955
                             Snap-On, Inc...................................... 111,700     5,321,388
                             Tupperware Corp.(a)............................... 129,900     2,937,039
                                                                                        -------------
                                                                                           15,633,195
                                                                                        -------------
                             INSURANCE - 9.1%
                             ACE, Ltd..........................................  56,100     3,397,977
                             Conseco, Inc.*.................................... 213,300     4,261,734
                             Everest Reinsurance Group, Ltd....................  34,100     3,345,551
                             Genworth Financial, Inc. - Class A................  95,800     3,277,318
                             PartnerRe, Ltd.(a)................................  99,100     7,039,073
                             PMI Group, Inc. (The).............................  31,000     1,462,270
                             SAFECO Corp.......................................  56,000     3,502,800
                             XL Capital, Ltd. - Class A........................  94,300     6,791,486
                                                                                        -------------
                                                                                           33,078,209
                                                                                        -------------
                             INTERNET SOFTWARE & SERVICES - 2.2%
                             McAfee, Inc.*..................................... 251,800     7,146,084
                             Openwave Systems, Inc.*(a)........................  80,000       738,400
                                                                                        -------------
                                                                                            7,884,484
                                                                                        -------------
                             MACHINERY - 2.3%
                             Cummins, Inc......................................  27,200     3,214,496
                             Timken Co. (The).................................. 174,700     5,097,746
                                                                                        -------------
                                                                                            8,312,242
                                                                                        -------------
                             MEDIA - 4.9%
                             Clear Channel Communications, Inc................. 234,800     8,344,792
                             Interpublic Group of Cos., Inc.*(a)............... 781,600     9,566,784
                                                                                        -------------
                                                                                           17,911,576
                                                                                        -------------
                             OIL & GAS - 6.0%
                             EOG Resources, Inc................................ 104,200     6,507,290
                             Halliburton Co.................................... 191,700     5,952,285
                             NiSource, Inc..................................... 306,000     7,374,600
                             Southwest Gas Corp.(a)............................  47,500     1,822,575
                                                                                        -------------
                                                                                           21,656,750
                                                                                        -------------
                             PAPER & FOREST PRODUCTS - 2.8%
                             Bowater, Inc.(a).................................. 185,100     4,164,750
                             MeadWestvaco Corp................................. 203,500     6,117,210
                                                                                        -------------
                                                                                           10,281,960
                                                                                        -------------
                             PHARMACEUTICALS - 4.0%
                             King Pharmaceuticals, Inc.*....................... 455,500     7,251,560
                             Mylan Laboratories, Inc........................... 367,775     7,340,789
                                                                                        -------------
                                                                                           14,592,349
                                                                                        -------------
                             REAL ESTATE - 1.2%
                             Host Hotels & Resorts, Inc. (REIT)................ 172,100     4,225,055
                                                                                        -------------
                             RETAIL - MULTILINE - 0.8%
                             Federated Department Stores, Inc..................  78,988     3,011,813
                                                                                        -------------


See notes to financial statements

                                        5





MET INVESTORS SERIES TRUST




LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
 DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

                                  ----------------------------------------------------------------
                                  SECURITY                                SHARES/PAR    VALUE
                                  DESCRIPTION                               AMOUNT     (NOTE 2)
                                  ----------------------------------------------------------------

                                  RETAIL - SPECIALTY - 3.3%
                                  Foot Locker, Inc.......................    210,400 $   4,614,072
                                  OfficeMax, Inc.........................    152,000     7,546,800
                                                                                     -------------
                                                                                        12,160,872
                                                                                     -------------
                                  SOFTWARE - 3.3%
                                  Cadence Design Systems, Inc.*..........    378,600     6,780,726
                                  Sybase, Inc.*(a).......................    203,600     5,028,920
                                                                                     -------------
                                                                                        11,809,646
                                                                                     -------------
                                  TELECOMMUNICATION SERVICES - DIVERSIFIED - 7.9%
                                  ADC Telecommunications, Inc.*..........    316,700     4,601,651
                                  CenturyTel, Inc........................     85,500     3,732,930
                                  Embarq Corp............................    109,800     5,771,088
                                  JDS Uniphase Corp.*....................    233,237     3,885,728
                                  Level 3 Communications, Inc.*(a).......    210,300     1,177,680
                                  Qwest Communications International,
                                    Inc.*(a).............................  1,149,900     9,624,663
                                                                                     -------------
                                                                                        28,793,740
                                                                                     -------------
                     TRADING COMPANIES & DISTRIBUTORS - 3.0%
                                  Genuine Parts Co.......................    137,700     6,531,111
                                  W.W. Grainger, Inc.....................     60,200     4,210,388
                                                                                     -------------
                                                                                        10,741,499
                                                                                     -------------
                                  Total Common Stocks
                                  (Cost $279,607,647)                                  350,962,679
                                                                                     -------------

                                  SHORT-TERM INVESTMENT - 2.4% State Street Bank
                                  and Trust Co.,
                                    Repurchase Agreement dated 12/29/06 at
                                    3.400% to be repurchased at $8,871,350 on
                                    01/02/07 collateralized by $9,115,000 FHLB
                                    at 4.375% due 09/17/10 with a value of
                                    $9,050,247
                                    (Cost $8,868,000).................... $8,868,000     8,868,000
                                                                                     -------------

                                  TOTAL INVESTMENTS - 99.1%
                                  (Cost $288,475,647)                                  359,830,679

                                  Other Assets and Liabilities (net) - 0.9%              3,291,771
                                                                                     -------------

                                  TOTAL NET ASSETS - 100.0%                          $ 363,122,450
                                                                                     =============


PORTFOLIO FOOTNOTES

* Non-income producing security

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $54,058,982 and the collateral received consisted of cash in the amount of $55,541,696.

FHLB - Federal Home Loan Bank

REIT - Real Estate Investment Trust

                        See notes to financial statements

                                        6





MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

                                 LORD ABBETT MID-CAP VALUE PORTFOLIO

                                 ASSETS
                                    Investments, at value (Note 2)*                   $350,962,679
                                    Repurchase Agreement                                 8,868,000
                                    Cash                                                       451
                                    Collateral on securities on loan                    55,541,696
                                    Receivable for investments sold                      3,490,299
                                    Receivable for Trust shares sold                        67,391
                                    Dividends receivable                                   473,034
                                    Interest receivable                                      2,513
                                                                                      ------------
                                       Total assets                                    419,406,063
                                                                                      ------------
                                 LIABILITIES
                                    Payables for:
                                       Investments purchased                                28,680
                                       Trust shares redeemed                               312,504
                                       Distribution and services fees - Class B             57,585
                                       Collateral on securities on loan                 55,541,696
                                       Investment advisory fee payable (Note 3)            212,328
                                       Administration fee payable                            3,954
                                       Custodian and accounting fees payable                69,524
                                    Accrued expenses                                        57,342
                                                                                      ------------
                                       Total liabilities                                56,283,613
                                                                                      ------------
                                 NET ASSETS                                           $363,122,450
                                                                                      ============
                                 NET ASSETS REPRESENTED BY:
                                    Paid in surplus                                   $258,555,435
                                    Accumulated net realized gain                       30,991,282
                                    Unrealized appreciation on investments              71,355,032
                                    Undistributed net investment income                  2,220,701
                                                                                      ------------
                                       Total                                          $363,122,450
                                                                                      ============
                                 NET ASSETS
                                    Class A                                           $ 96,774,724
                                                                                      ============
                                    Class B                                            266,347,726
                                                                                      ============
                                 CAPITAL SHARES OUTSTANDING
                                    Class A                                              4,246,195
                                                                                      ============
                                    Class B                                             11,806,013
                                                                                      ============
                  NET ASSET VALUE AND OFFERING PRICE PER SHARE
                                    Class A                                           $      22.79
                                                                                      ============
                                    Class B                                                  22.56
                                                                                      ============

                                 -----------------------------------------------------------------
                                 *Investments at cost, excluding Repurchase Agreement $279,607,647


See notes to financial statements

                                        7





MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

DECEMBER 31, 2006

                     LORD ABBETT MID-CAP VALUE PORTFOLIO

                     INVESTMENT INCOME:
                        Dividends (1)                                                          $ 5,112,575
                        Interest (2)                                                               443,635
                                                                                               -----------
                            Total investment income                                              5,556,210
                                                                                               -----------
                     EXPENSES:
                        Investment advisory fee (Note 3)                                         2,389,129
                        Administration fees                                                         49,279
                        Custody and accounting fees                                                141,498
                        Distribution fee - Class B                                                 625,805
                        Transfer agent fees                                                         37,724
                        Audit                                                                       26,258
                        Legal                                                                       42,028
                        Trustee fees and expenses                                                   13,972
                        Shareholder reporting                                                       19,268
                        Insurance                                                                    7,245
                        Other                                                                        8,399
                                                                                               -----------
                            Total expenses                                                       3,360,605
                            Less broker commission recapture                                       (25,087)
                                                                                               -----------
                        Net expenses                                                             3,335,518
                                                                                               -----------
                        Net investment income                                                    2,220,692
                                                                                               -----------
                     NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
                        Net realized gain on:
                            Investments                                                         31,128,628
                                                                                               -----------
                        Net realized gain on investments                                        31,128,628
                                                                                               -----------
                        Net change in unrealized appreciation on:
                            Investments                                                          8,408,255
                                                                                               -----------
                        Net change in unrealized appreciation on investments                     8,408,255
                                                                                               -----------
                        Net realized and unrealized gain on investments                         39,536,883
                                                                                               -----------
                     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $41,757,575
                                                                                               ===========

                     --------------------------------------------------------------------------------------
                     (1)Dividend income is net of withholding taxes of:                        $     5,893
                     (2)Interest income includes net security lending income of:                    41,365


See notes to financial statements

                                        8





MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

             LORD ABBETT MID-CAP VALUE PORTFOLIO

                                                                                       Year Ended    Year Ended
                                                                                      December 31,  December 31,
                                                                                          2006          2005
                                                                                      ---------------------------
             INCREASE (DECREASE) IN NET ASSETS:
             OPERATIONS:
                Net investment income                                                 $  2,220,692  $  2,256,818
                Net realized gain on investments                                        31,128,628    32,155,063
                Net change in unrealized appreciation (depreciation) on investments      8,408,255    (8,698,334)
                                                                                      ------------  ------------
                Net increase in net assets resulting from operations                    41,757,575    25,713,547
                                                                                      ------------  ------------
             DISTRIBUTIONS TO SHAREHOLDERS:
                From net investment income
                  Class A                                                                 (778,225)     (650,001)
                  Class B                                                               (1,324,717)     (988,114)
                From net realized gains
                  Class A                                                               (9,687,781)   (4,041,320)
                  Class B                                                              (22,739,424)   (8,197,382)
                                                                                      ------------  ------------
                Net decrease in net assets resulting from distributions                (34,530,147)  (13,876,817)
                                                                                      ------------  ------------
             CAPITAL SHARE TRANSACTIONS (NOTE 4):
                Proceeds from shares sold
                  Class A                                                                1,003,182     1,746,915
                  Class B                                                               42,845,402    35,682,558
                Net asset value of shares issued through dividend reinvestment
                  Class A                                                               10,466,006     4,691,321
                  Class B                                                               24,064,141     9,185,496
                Cost of shares repurchased
                  Class A                                                              (29,208,483)  (22,757,996)
                  Class B                                                              (35,565,717)   (2,277,531)
                                                                                      ------------  ------------
                Net increase in net assets from capital share transactions              13,604,531    26,270,763
                                                                                      ------------  ------------
             TOTAL INCREASE IN NET ASSETS                                               20,831,959    38,107,493
                Net assets at beginning of period                                      342,290,491   304,182,998
                                                                                      ------------  ------------
                Net assets at end of period                                           $363,122,450  $342,290,491
                                                                                      ============  ============
                Net assets at end of period includes undistributed net investment
                    income                                                            $  2,220,701  $  2,188,263
                                                                                      ============  ============


See notes to financial statements

                                        9





MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

   SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                 CLASS A
   LORD ABBETT MID-CAP VALUE PORTFOLIO                                    --------------------------------------------------
                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                          --------------------------------------------------
                                                                             2006       2005       2004       2003       2002
                                                                          ------     ------     ------     ------     ------
   NET ASSET VALUE, BEGINNING OF PERIOD.................................. $22.47     $21.64     $17.80     $14.41     $16.64
                                                                          ------     ------     ------     ------     ------
   INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income.................................................   0.17 (a)   0.19 (a)   0.17 (a)   0.15 (a)   0.16 (a)
   Net Realized/Unrealized Gain (Loss) on Investments....................   2.44       1.60       4.25       3.62      (1.71)
                                                                          ------     ------     ------     ------     ------
   Total from Investment Operations......................................   2.61       1.79       4.42       3.77      (1.55)
                                                                          ------     ------     ------     ------     ------
   LESS DISTRIBUTIONS
   Dividends from Net Investment Income..................................  (0.17)     (0.13)     (0.10)     (0.11)     (0.07)
   Distributions from Net Realized Capital Gains.........................  (2.12)     (0.83)     (0.48)     (0.27)     (0.61)
                                                                          ------     ------     ------     ------     ------
   Total Distributions...................................................  (2.29)     (0.96)     (0.58)     (0.38)     (0.68)
                                                                          ------     ------     ------     ------     ------
   NET ASSET VALUE, END OF PERIOD........................................ $22.79     $22.47     $21.64     $17.80     $14.41
                                                                          ======     ======     ======     ======     ======
   TOTAL RETURN                                                            12.49%      8.28%     24.82%     26.15%     (9.31)%
   Ratio of Expenses to Average Net Assets**.............................   0.77%      0.76%      0.78%      0.83%      0.89 %
   Ratio of Expenses to Average Net Assets After Broker Rebates**........    N/A        N/A        N/A        N/A       0.89 %
   Ratio of Expenses to Average Net Assets Before Reimbursement and
     Rebates.............................................................   0.78%      0.76%       N/A       0.82%(b)   0.90 %
   Ratio of Net Investment Income to Average Net Assets..................   0.80%      0.86%      0.86%      0.98%      1.04 %
   Portfolio Turnover Rate...............................................   27.8%      26.2%      19.7%      18.8%      29.0 %
   Net Assets, End of Period (in millions)...............................  $96.8     $113.3     $125.1      $90.8      $74.0

                                                                                                 CLASS B
                                                                          --------------------------------------------------
                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                          --------------------------------------------------
                                                                             2006       2005       2004       2003       2002
                                                                          ------     ------     ------     ------     ------
   NET ASSET VALUE, BEGINNING OF PERIOD.................................. $22.28     $21.48     $17.70     $14.35     $16.62
                                                                          ------     ------     ------     ------     ------
   INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income.................................................   0.12 (a)   0.14 (a)   0.12 (a)   0.11 (a)   0.13 (a)
   Net Realized/Unrealized Gain (Loss) on Investments....................   2.40       1.59       4.22       3.60      (1.72)
                                                                          ------     ------     ------     ------     ------
   Total from Investment Operations......................................   2.52       1.73       4.34       3.71      (1.59)
                                                                          ------     ------     ------     ------     ------
   LESS DISTRIBUTIONS
   Dividends from Net Investment Income..................................  (0.12)     (0.10)     (0.08)     (0.09)     (0.07)
   Distributions from Net Realized Capital Gains.........................  (2.12)     (0.83)     (0.48)     (0.27)     (0.61)
                                                                          ------     ------     ------     ------     ------
   Total Distributions...................................................  (2.24)     (0.93)     (0.56)     (0.36)     (0.68)
                                                                          ------     ------     ------     ------     ------
   NET ASSET VALUE, END OF PERIOD........................................ $22.56     $22.28     $21.48     $17.70     $14.35
                                                                          ======     ======     ======     ======     ======
   TOTAL RETURN                                                            12.18%      8.05%     24.50%     25.87%     (9.58)%
   Ratio of Expenses to Average Net Assets**.............................   1.02%      1.01%      1.03%      1.08%      1.14 %
   Ratio of Expenses to Average Net Assets After Broker Rebates**........    N/A        N/A        N/A        N/A       1.14 %
   Ratio of Expenses to Average Net Assets Before Reimbursement and
     Rebates.............................................................   1.03%      1.02%       N/A       1.06%(b)   1.16 %
   Ratio of Net Investment Income to Average Net Assets..................   0.56%      0.62%      0.60%      0.73%      0.83 %
   Portfolio Turnover Rate...............................................   27.8%      26.2%      19.7%      18.8%      29.0 %
   Net Assets, End of Period (in millions)............................... $266.4     $229.0     $179.1     $100.0      $51.6


** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation. N/A Not Applicable (a) Per share amounts based on average shares outstanding during the period. (b) Excludes effect of Deferred Expense
Reimbursement.

See notes to financial statements

                                       10




                           MET INVESTORS SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the
"1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Lord Abbett
Mid-Cap Value Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ
Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm
EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price
(if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S.
dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                                       11




                           MET INVESTORS SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The
Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The
Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies.
Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan.
Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State
Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Lord, Abbett & Co. LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                                       12




                           MET INVESTORS SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                                     Management Fees
                                                    earned by Manager
                                                    for the year ended
                Portfolio                           December 31, 2006  % per annum     Average Daily Assets
                ---------                           ------------------ ----------- ----------------------------

                Lord Abbett Mid-Cap Value Portfolio     $2,389,129         0.70%   First $200 Million

                                                                           0.65%   $200 Million to $500 Million

                                                                          0.625%   Over $500 Million


State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Trust has distribution agreements with MetLife Investors Distribution
Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the
Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E
Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution
Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                                  Shares Issued             Net Increase
                                                                     Through                 (Decrease)
                                             Beginning   Shares     Dividend      Shares     in Shares     Ending
                                              Shares      Sold    Reinvestment  Repurchased Outstanding    Shares
         -                                   ---------- --------- ------------- ----------- ------------ ----------

         Lord Abbett Mid-Cap Value Portfolio

          Class A
          12/31/2006                          5,043,081    45,815     499,571   (1,342,272)   (796,886)   4,246,195
          12/31/2005                          5,780,050    80,342     207,856   (1,025,167)   (736,969)   5,043,081

          Class B
          12/31/2006                         10,277,705 1,985,000   1,158,601   (1,615,293)  1,528,308   11,806,013
          12/31/2005                          8,340,102 1,630,859     410,617     (103,873)  1,937,603   10,277,705


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                                            Purchases                        Sales
                                                  ------------------------------ ------------------------------
                                                  U.S. Government Non-Government
U.S. Government Non-Government
                                                  --------------- -------------- --------------- --------------

              Lord Abbett Mid-Cap Value Portfolio       $--        $94,621,465         $--        $114,499,994

                                       13




                           MET INVESTORS SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

5. INVESTMENT TRANSACTIONS - CONTINUED

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                                        Federal       Gross         Gross
                                                       Income Tax   Unrealized    Unrealized   Net Unrealized
                  Portfolio                               Cost     Appreciation (Depreciation)  Appreciation
                  ---------                           ------------ ------------ -------------- --------------

                  Lord Abbett Mid-Cap Value Portfolio $288,924,749 $75,742,265   $(4,836,335)   $70,905,930


6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                                          Value of    Value of
                                                                         Securities  Collateral
                                                                         ----------- -----------

                                     Lord Abbett Mid-Cap Value Portfolio $54,058,982 $55,541,696


7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                                 Ordinary Income    Long-Term Capital Gain           Total
                                              --------------------- ----------------------- -----------------------
                                                 2006       2005       2006        2005        2006        2005
                                              ---------- ---------- ----------- ----------- ----------- -----------

          Lord Abbett Mid-Cap Value Portfolio $4,166,592 $2,764,730 $30,363,555 $11,112,087 $34,530,147 $13,876,817


As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                            Undistributed Undistributed     Net
                                              Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                               Income         Gain      Appreciation   and Deferrals       Total
                                            ------------- ------------- ------------ ------------------ ------------

        Lord Abbett Mid-Cap Value Portfolio  $2,890,970    $30,770,112  $70,905,930         $--         $104,567,012


The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB
Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN
48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair
Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS
157 will have on the Portfolio's financial statement disclosures.

                                       14




                           MET INVESTORS SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

10. SUBSEQUENT EVENT

The following Portfolio reorganization will be presented to the Board of Trustees of the Trust on February 14, 2007, for approval. If approved, the reorganization will be presented to shareholders on or about April 24, 2007. If approved by shareholders, the reorganization will occur on or about May 1, 2007.
The proposed reorganization provides for the acquisition of all the assets of Lord Abbett America's Value Portfolio, a series of the Trust, in exchange for shares of Lord Abbett Bond Debenture Portfolio and Lord Abbett Mid-Cap Value
Portfolio, each a series of the Trust.

                                       15





REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Lord Abbett Mid-Cap Value Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Lord Abbett Mid-Cap Value Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of
December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The
Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord
Abbett Mid-Cap Value Portfolio of Met Investors Series Trust as of December 31,
2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                                       16




                           MET INVESTORS SERIES TRUST




                                DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

        The Trustees
        ------------
                                                                                                         Number of
                                                                                                         Portfolios
                                                                                                          in Fund
                                   Position(s) Term of Office Complex Held with
                                    and Length of Principal Occupation(s)
                                    overseen
        Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**
        ---------------------     ------------- -------------- ---------------------------------------- ------------
        Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89
                                  Trustee        From          MetLife, Inc.; since December 2000,
                                                 December      President of Met Investors Advisory LLC;
                                                 2000 to       since May 2006, President of MetLife
                                                 present.      Advisers LLC; since May 2006, Trustee of
                                                               MetLife Investment Funds, Inc.; since
                                                               August 2006, Trustee of Metropolitan
                                                               Series Fund, Inc.
        Disinterested Trustees
        ----------------------
        Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                                 From          the law firm of Garfield and Merel, Ltd.
                                                 December
                                                 2000 to
                                                 present.

        Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46
                                                 From          Administration and Dean Emeritus,
                                                 December      Marshall School of Business, University
                                                 2000 to       of Southern California (USC); from
                                                 present.      1995-2001
                                                               Executive
                                                               Director, Center
                                                               for
                                                               Telecommunications
                                                               Management.




        Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                                 From
                                                 December
                                                 2000 to
                                                 present.

        Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46
                                                 From          2003, Managing Director, Dresdner
                                                 December      RCM Global Investors.
                                                 2000 to
                                                 present.


        The Executive Officers
        ----------------------
        Jeffrey A. Tupper (36)    Chief          From August   Since February 2001, Assistant Vice          N/A
                                  Financial      2002 to       President of MetLife Investors Insurance
                                  Officer,       present       Company; from 1997 to January 2001,
                                  Treasurer                    Vice President of PIMCO Advisors L.P.

                                           The Trustees
                                           ------------




                                                                      Other Directorships
                                           Name, Age and Address        Held by Trustee
                                           ---------------------     ----------------------
                         Elizabeth M. Forget* (40) None







                             Disinterested Trustees
                                           ----------------------
                          Stephen M. Alderman (47) None





                                           Jack R. Borsting (77)     Director, Whitman
                                                                     Education Group,
                                                                     Ivax Diagnostics and
                                                                     Los Angeles
                                                                     Orthopedic Hospital.
                                                                     Trustee, The Rose
                                                                     Hills Foundation.
                                                                     Member, Army
                                                                     Science Board.

                           Theodore A. Myers (76) None





                                           Dawn M. Vroegop (40)      Director, Caywood
                                                                     Scholl Asset
                                                                     Management;
                                                                     Investment
                                                                     Committee Member
                                                                     of City College of San
                                                                     Francisco.
                             The Executive Officers
                                           ----------------------
                           Jeffrey A. Tupper (36) N/A

                                       17





                           MET INVESTORS SERIES TRUST




                                DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                          Number of
                                                                                                          Portfolios
                                                                                                           in Fund
                                   Position(s) Term of Office Complex Held with
                                    and Length of Principal Occupation(s)
                                    overseen
       Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
       ---------------------      -------------- -------------- ---------------------------------------- ------------
       The Executive Officers - continued
       ----------------------------------
       Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                                  President       2002 to       President of Metropolitan Life Insurance
                                                  present       Company; since July 2002, Chief
                                                                Executive Officer of MetLife Investors
                                                                Group, Inc. and Met Investors Advisory
                                                                LLC; since April 2001, Chief Executive
                                                                Officer of MetLife Resources and Vice
                                                                President of Metropolitan Life Insurance
                                                                Company; since January 1990, President
                                                                of Michael K. Farrell Associates, Inc.
                                                                (qualified retirement plans for non-
                                                                profit organizations)

       Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                                  and Secretary   December      Investors Distribution Company; since
                                                  2000 to       January, 2002, Secretary of Met
                                                  present.      Investors Advisory LLC; since January
                                                                2001, Senior Vice President, General
                                                                Counsel and Secretary of MetLife
                                                                Investors Group, Inc.; since November
                                                                2000, Vice President, General Counsel
                                                                and Secretary of Met Investors Advisory
                                                                LLC; from 1998 to November 2000,
                                                                President, Security First Group, Inc.

       Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
       Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
       Insurance Company          Officer                       Department, MetLife, Inc.; (October
       One MetLife Plaza                                        2002-March 2006) Assistant Vice
       27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
       Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                                Officer, MetLife, Inc.; Interim Chief
                                                                Compliance Officer of the Trust
                                                                (November 2005-August 2006) and
                                                                Metropolitan Series Fund, Inc. and
                                                                Metropolitan Series Fund II (since
                                                                November 2005).

                                                                       Other Directorships
                                            Name, Age and Address        Held by Trustee
                                            ---------------------      -------------------
                                            The Executive Officers - continued
                                            ----------------------------------
                                            Michael K. Farrell (54)            N/A












                                            Richard C. Pearson (63)            N/A











                                            Jeffrey P. Halperin (39)           N/A
                                            Metropolitan Life
                                            Insurance Company
                                            One MetLife Plaza
                                            27-01 Queens Plaza North
                                            Long Island City, NY 11101




* "Interested person" of the Trust (as that term is defined in the 1940 Act).
Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor. ** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of
Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange
Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference
Room in Washington, D.C. and information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800)
848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending
December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange
Commission's website at http://www.sec.gov.

                                       18




BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation; (4) the Manager's financial condition;
(5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust);
(8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested
Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff
Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate
Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy
Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset
Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying
Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H.
Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group").
The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser.
In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The
Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable

                                       19




contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS
Index benchmark for the one- and three-year periods (only periods available).
The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June
30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

                                       20




The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period.
Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods.
The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The
Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's
Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods.
The Portfolio ranked below the median of its peer universe for these periods.
The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The
Board noted that the Portfolio's performance was below the 65% Russell 3000
Value/35% ML High Yield benchmark for the one and three-year periods. The
Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses
(net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.



/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the Legg Mason Aggressive Growth
Portfolio.

                                       21




The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The
Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The
Portfolio ranked below the median of its peer universe for these periods. The
Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The
Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group.
The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The
Portfolio ranked below the median of its peer universe for these periods. The
Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods.
Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.



/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

                                       22




The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The
Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses
(including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The
Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets.
At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The
Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that

                                       23




the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group.
The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio.
The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio.
Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels.
The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The
Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods.
The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses
(including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods.
The Portfolio ranked above the median of its peer universe

                                       24




for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The
Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The
Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar
Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The
Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The
Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

                                       25




The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The
Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses
(including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The
Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses
(net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The
Board noted that the Portfolio's performance was below the MSCI Global Capital
Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

                                       26




The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The
Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses
(net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses
(net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

                                       27




CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses
(net of applicable expense waivers) were above the median of its peer group. The
Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses
(net of applicable expense waivers) were above the median of its peer group. The
Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The
Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The
Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group.
The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

                                       28




The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The
Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period.
Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase.
The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock
High Yield Portfolio Strategic Growth & Income Portfolio Strategic Growth
Portfolio Strategic Conservative Growth Portfolio Pioneer Mid-Cap Value
Portfolio Batterymarch Mid-Cap Stock Portfolio Dreman Small-Cap Value Portfolio
Batterymarch Growth and Income Portfolio MFS Value Portfolio Pioneer Fund
Portfolio Janus Capital Appreciation Portfolio MET/AIM Capital Appreciation
Portfolio MFS Emerging Markets Equity Portfolio Legg Mason Partners Managed
Assets Portfolio Loomis Sayles Global Markets Portfolio Pioneer Strategic Income
Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form
ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid

                                       29




to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group.
After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act.
The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology.
Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                                       30



Met Investors Series Trust

Pro Forma Combining Financial Statements (Unaudited)

December 31, 2006

Introductory Paragraph

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Lord Abbett America's Value Portfolio ("America's Value"), a portfolio of Met Investors Series Trust, in exchange for shares of Lord Abbett Mid-Cap Value Portfolio ("Mid-Cap Value") and Lord Abbett Bond Debenture Portfolio ("Bond Debenture"), on a pro rata basis, at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entities, Mid-Cap Value and Bond Debenture, and the results of operations of Mid-Cap Value and Bond Debenture for pre-combination periods will not be restated.

The pro forma combining statements of assets and liabilities and portfolio of investments reflect the financial position of Mid-Cap Value and Bond Debenture, as though the reorganization occurred as of December 31, 2006.

The pro forma statement of operations reflects the results of operations of each of the merged funds for the period ended December 31, 2006 as though the reorganization occurred as of the beginning of the period.

The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for America's Value, Mid-Cap Value and Bond Debenture, which are incorporated by reference in the Statement of Additional Information.

Pro Forma Statement of Investments as of 12/31/06 (Unaudited)

                                                                       Met Investors Series Trust      Met Investors Series Trust
                                                                       Lord Abbett America's Value     Lord Abbett Mid-Cap Value
                               Portfolio Portfolio
                                                                     -------------------------------   --------------------------
   Security Description                                                  Par Amount         Value        Par Amount       Value
   --------------------                                                  ----------         -----        ----------       -----
   Domestic Bonds & Debt Securities -- 22.2%                                                    22.2%

   Aerospace & Defense
   Armor Holdings, Inc. 8.250%, due 08/15/13
   DRS Technologies, Inc. 6.875%, due 11/01/13
   Esterline Technologies Corp. 7.750%, due 06/15/13
   L-3 Communications Corp. 6.125%, due 01/15/14
   L-3 Communications Corp. 6.375%, due 10/15/15

   Apparel & Textiles
   Hanesbrands, Inc. 8.735%, due 12/15/14 (144A) (b)
   Levi Strauss & Co. 8.875%, due 04/01/16
   Quiksilver, Inc. 6.875%, due 04/15/15

   Auto Components                                                                               0.2%
   Accuride Corp. 8.500%, due 02/01/15
   Cooper Standard Automotive, Inc. 8.375%, due 12/15/14                        100,000       79,250
   Lear Corp. 8.500%, due 12/01/13 (144A) (b)
   Stanadyne Corp., Series 1 10.000%, due 08/15/14                               75,000       77,438
   Stanadyne Holdings, Inc. 0.000%/12.000%, due 02/15/15 (c)
   Tenneco Automotive, Inc. 8.625%, due 11/15/14
                                                                                          ----------
                                                                                             156,688
                                                                                          ----------
   Automobiles
   Ford Capital BV 9.500%, due 06/01/10
   General Motors Corp. 7.200%, due 01/15/11
   Williams Scotsman, Inc. 8.500%, due 10/01/15

   Automotive Loans                                                                              0.8%
   Ford Motor Credit Co.
   7.375%, due 10/28/09                                                         300,000      300,827
   7.250%, due 10/25/11                                                         125,000      122,531
   General Motors Acceptance Corp. 7.250%, due 03/02/11                         350,000      364,302
                                                                                          ----------
                                                                                             787,660
                                                                                          ----------
   Building Materials
   Interline Brands, Inc. 8.125%, due 06/15/14
   Ply Gem Industries, Inc. 9.000%, due 02/15/12

   Building Products
   Ainsworth Lumber Co., Ltd. 7.250%, due 10/01/12

   Business Services                                                                             0.7%
   Affinion Group, Inc. 11.500%, due 10/15/15                                   300,000      318,750
   RH Donnelley Corp. 8.875%, due 01/15/16                                      300,000      316,500
                                                                                          ----------
                                                                                             635,250
                                                                                          ----------
   Chemicals                                                                                     0.7%
   Equistar Chemicals LP 7.550%, due 02/15/26                                   200,000      191,000
   Hercules, Inc. 6.750%, due 10/15/29
   Huntsman International LLC 7.875%, due 11/15/14 (144A) (b)
   Huntsman LLC 11.500%, due 07/15/12
   IMC Global, Inc. 7.300%, due 01/15/28
   Ineos Group Holdings Plc 8.500%, due 02/15/16 (144A) (b)                     250,000      240,000
   Lyondell Chemical Co. 8.250%, due 09/15/16                                   175,000      184,625
   Mosaic Co. The 7.625%, due 12/01/16 (144A) (b)                                25,000       26,031
   Nalco Co. 8.875%, due 11/15/13
   Nova Chemicals Corp. 6.500%, due 01/15/12
   Rhodia 8.875%, due 06/01/11
   Rockwood Specialties Group, Inc. 7.500%, due 11/15/14
   Terra Capital, Inc. 11.500%, due 06/01/10
                                                                                          ----------
                                                                                             641,656
                                                                                          ----------
   Commercial Services & Supplies                                                                0.5%
   Ashtead Capital, Inc. 9.000%, due 08/15/16 (144A) (b)                        200,000      215,000
   Avis Budget Car Rental LLC/Avis Budget Finance Inc. 7.625%,
   due 05/15/14 (144A) (b)
   FTI Consulting, Inc. 7.750%, due 10/01/16 (144A) (b)                          75,000       78,188
   Hertz Corp. 8.875%, due 01/01/14 (144A) (b)                                  150,000      157,875
   Iron Mountain, Inc. 7.750%, due 01/15/15
   Rental Services Corp. 9.500%, due 12/01/14 (144A) (b)
   United Rentals North America, Inc. 7.750%, due 11/15/13
                                                                                          ----------
                                                                                             451,063
                                                                                          ----------
   Communications Equipment
   Ubiquitel Operating Co. 9.875%, due 03/01/11

   Computer Software & Processing
   Unisys Corp. 8.000%, due 10/15/12

   Containers & Packaging                                                                        1.1%
   Berry Plastics Holding Corp. 8.875%, due 09/15/14 (144A) (b)                 350,000      357,000
   Crown Cork & Seal, Inc. 7.375%, due 12/15/26                                 250,000      235,000
   Graphic Packaging International Corp. 9.500%, due 08/15/13                   250,000      265,000
   Owens Brockway Glass Container, Inc. 8.875%, due 02/15/09
   Owens Brockway Glass Container, Inc. 7.75%, due 05/15/11
   Owens-Illinois, Inc. 7.500%, due 05/15/10
   Stone Container Finance Co. 7.375%, due 07/15/14                             170,000      158,950
                                                                                          ----------
                                                                                           1,015,950
                                                                                          ----------
   Electric                                                                                      0.4%
   Mirant Americas General LLC 9.125%, due 05/01/31                             350,000      372,750
   Mirant North America LLC 7.375%, due 12/31/13
                                                                                          ----------
                                                                                             372,750
                                                                                          ----------
   Electric Services
   Duke Energy Co. 5.375%, due 01/01/09
   Midwest Generation LLC 8.750%, due 05/01/34
   Pacific Gas & Electric Co. 4.800%, due 03/01/14
   PSEG Energy Holdings LLC 8.500%, due 06/15/11
   Virginia Electric & Power Co. 4.500%, due 12/15/10

   Electric Utilities                                                                            0.7%
   Edison Mission Energy 7.750%, due 06/15/16                                   350,000      372,750
   Mission Energy Holding Co. 13.500%, due 07/15/08
   Nevada Power Co. 5.875%, due 01/15/15
   NRG Energy, Inc. 7.25%, due 02/01/14
   NRG Energy, Inc. 7.375%, due 01/15/17
   PPL Energy Supply LLC 6.400%, due 11/01/11
   Reliant Energy, Inc. 6.750%, due 12/15/14
   Reliant Energy, Inc. 9.500%, due 07/15/13                                    300,000      323,250
                                                                                          ----------
                                                                                             696,000
                                                                                          ----------
   Electronic Equipment & Instruments                                                            0.5%
   NXP BV/NXP Funding LLC 9.500%, due 10/15/15 (144A) (b)                       425,000      437,750
                                                                                          ----------

   Energy
   Pacific Energy Partners LP / Pacific Energy Finance Corp. 6.250%, due 09/15/15
   Williams Partners LP/Williams Partners Finance Corp. 7.250%, due
   02/01/17 (144A) (b)

   Energy Equipment & Services                                                                   0.3%
   Hornbeck Offshore Services, Inc. 6.125%, due 12/01/14                        250,000      239,688
                                                                                          ----------

   Entertainment & Leisure                                                                       0.1%
   AMC Entertainment, Inc. 8.000%, due 03/01/14
   AMC Entertainment, Inc. 11.000%, due 02/01/16                                 75,000       84,563
   Cinemark USA, Inc. 9.000%, due 02/01/13
   Seneca Gaming Corp. 7.250%, due 05/01/12
                                                                                          ----------
                                                                                              84,563
                                                                                          ----------
   Environmental Services                                                                        0.4%
   Aleris, International Inc. 10.000%, due 12/15/16 (144A) (b)                  150,000      151,125
   Allied Waste North America, Inc. 5.750%, due 02/15/11
   Allied Waste North America, Inc. 7.875%, due 04/15/13
   Allied Waste North America, Inc. 7.250%, due 03/15/15                        250,000      251,562
                                                                                          ----------
                                                                                             402,687
                                                                                          ----------
   Finance - Diversified                                                                         0.3%
   Alamosa Delaware, Inc. 11.000%, due 07/31/10
   Hughes Network Systems LLC/HNS Finance Corp. 9.500%, due 04/15/14            250,000      262,188
   JSG Funding 9.625%, due 10/01/12
                                                                                          ----------
                                                                                             262,188
                                                                                          ----------
   Food & Drug Retailing
   Supervalu, Inc. 7.500%, due 11/15/14

   Food Products
   Dole Food Co., Inc. 8.750%, due 07/15/13
   Land O' Lakes, Inc. 9.000%, due 12/15/10

   Food Retailers
   Dominos, Inc. 8.250%, due 07/01/11
   Ingles Markets, Inc. 8.875%, due 12/01/11
   Stater Brothers Holdings, Inc. 8.125%, due 06/15/12

   Health Care Equipment & Supplies
   Alliance Imaging 7.250%, due 12/15/12
   CDRV Investors, Inc. 0.000%/9.625%%, due 01/01/15 (c)
   Fresenius Med Cap Trust II 7.875%, due 02/01/08
   Hanger Orthopedic Group, Inc. 10.250%, due 06/01/1
   Vanguard Health Holding Co. II 9.000%, due 10/01/14

   Health Care Providers & Services                                                              0.3%
   Ameripath, Inc. 10.500%, due 04/01/13
   Bio-Rad Laboratories, Inc. 6.125%, due 12/15/14
   DaVita, Inc. 7.250%, due 03/15/15
   HCA Inc. 9.125%, due 11/15/14 (144A) (b)
   HCA, Inc. 6.375%, due 01/15/15
   Select Medical Corp. 7.625%, due 02/01/15
   Tenet Healthcare Corp. 7.375%, due 02/01/13
   Tenet Healthcare Corp. 9.875%, due 07/01/14
   Tenet Healthcare Corp. 9.25%, due 02/01/15
   UnitedHealth Group, Inc. 4.875%, due 04/01/13
   Tenet Healthcare Corp. 9.250%, due 02/01/15                                  250,000      251,250
                                                                                          ----------
                                                                                             251,250
                                                                                          ----------
   Homebuilders
   Beazer Homes USA, Inc. 6.500%, due 11/15/13
   William Lyon Homes, Inc. 10.750%, due 04/01/13

   Hotels, Restaurants & Leisure                                                                 0.5%
   Boyd Gaming Corp. 8.750%, due 04/15/12
   Boyd Gaming Corp. 7.125%, due 02/01/16
   Dennys Holdings, Inc. 10.000%, due 10/01/12
   Friendly Ice Cream Corp. 8.375%, due 06/15/12
   Gaylord Entertainment Co. 8.000%, due 11/15/13                               175,000      182,437
   Gaylord Entertainment Co. 6.750%, due 11/15/14
   Hard Rock Hotel, Inc. 8.875%, due 06/01/13
   Isle of Capri Casinos, Inc. 9.000%, due 03/15/12
   Isle of Capri Casinos, Inc. 7.000%, due 03/01/14
   Landry's Restaurants, Inc. 7.500%, due 12/15/14                              200,000      196,500
   Las Vegas Sands Corp. 6.375%, due 02/15/15
   Mandalay Resort Group 9.375%, due 02/15/10
   MGM Mirage, Inc. 6.750%, due 09/01/12
   Park Place Entertainment Corp. 9.375%, due 02/15/07
   Premier Entertainment Biloxi LLC 10.750%, due 02/01/12
   River Rock Entertainment Authority 9.750%, due 11/01/11                       50,000       53,250
   Scientific Games Corp. 6.250%, due 12/15/12
   Station Casinos, Inc. 6.500%, due 02/01/14
   Turning Stone Casino Resort Enterprise 9.125%, due 09/15/14
   (144A) (b)                                                                    50,000       51,375
   Wynn Las Vegas LLC/Wynn Las Vegas Capital 6.625%, due 12/01/14
                                                                                          ----------
                                                                                             483,562
                                                                                          ----------
   Household Durables
   Standard Pacific Corp. 7.000%, due 08/15/15

   Industrial - Diversified                                                                      0.5%
   Clarke American Corp. 11.750%, due 12/15/13
   Park - Ohio Industries, Inc. 8.375%, due 11/15/14                            250,000      234,375
   RBS Global, Inc./Rexnord Corp. 11.750%, due 08/01/16 (144A) (b)              200,000      210,000
                                                                                          ----------
                                                                                             444,375
                                                                                          ----------
   Machinery
   Gardner Denver, Inc. 8.000%, due 05/01/13
   Manitowoc  Co., Inc. 7.125%, due 11/01/13

   Media                                                                                         1.7%
   Allbritton Communications Co. 7.750%, due 12/15/12
   Barrington Broadcasting Group LLC and Barrington Broadcasting
   Capital Corp. 10.500%, due 08/15/14 (144A) (b)                               400,000      408,000
   CCH I LLC/CCH I Capital Corp. 11.000%, due 10/01/15                          100,000      103,125
   Century Communications Corp. - Class A 9.500%, due 03/01/05 (d)
   Charter Communications 10.250%, due 09/15/10
   DirecTV Holdings LLC/DirecTV Financing Co. 8.375%, due 03/15/13
   DirecTV Holdings LLC/DirecTV Financing Co. 6.375%, due 06/15/15
   EchoStar DBS Corp. 6.375%, due 10/01/11
   EchoStar DBS Corp. 7.125%, due 02/01/06 (144A) (b)
   FrontierVision Operating Partners LP, Series B 11.875%, due
   09/15/07 (d)
   Idearc, Inc. 8.000%, due 11/15/16 (144A) (b)                                 500,000      510,000
   Interpublic Group of Cos., Inc. 6.250%, due 11/15/14
   Lin Television Corp. 6.500%, due 05/15/13
   Mediacom Broadband LLC 8.500%, due 10/15/15                                  275,000      279,812
   Mediacom LLC 9.500%, due 01/15/13                                            260,000      269,100
   Paxson Communications Corp. 11.624%, due 01/15/13 (144A) (b)(e)
   Radio One, Inc. 6.375%, due 02/15/13
   Sinclair Broadcast Group, Inc. 8.000%, due 03/15/12
   Sinclair Broadcast Group, Inc. 8.750%, due 12/15/11
   Warner Music Group 7.375%, due 04/15/14
                                                                                          ----------
                                                                                           1,570,037
                                                                                          ----------
   Metals & Mining                                                                               0.2%
   AK Steel Corp. 7.750%, due 06/15/12
   Allegheny Ludlum Corp. 6.950%, due 12/15/25
   Century Aluminum Co. 7.500%, due 08/15/14
   Novelis, Inc. 7.250%, due 02/15/15 (144A) (b)                                200,000      194,500
   Peabody Energy Corp. 5.875%, due 04/15/16
   Peabody Energy Corp. 7.375%, due 11/01/16
   Timken Co. 5.750%, due 02/15/10
                                                                                          ----------
                                                                                             194,500
                                                                                          ----------
   Office Furnishings & Supplies
   ACCO Brands Corp. 7.625%, due 08/15/15

   Oil & Gas                                                                                     1.4%
   Airgas, Inc. 6.250%, due 07/15/14
   Chesapeake Energy Corp. 6.250%, due 01/15/18
   Colorado Interstate Gas Co. 6.800%, due 11/15/15                             200,000      208,956
   Dynegy Holdings, Inc. 6.875%, due 04/01/11
   Dynegy Holdings, Inc. 8.375%, due 05/01/16                                   275,000      290,125
   El Paso Corp. 7.000%, due 05/15/11                                           350,000      364,875
   El Paso Corp. 7.750%, due 01/15/32
   El Paso Production Holding Co. 7.750%, due 06/01/13
   Ferrellgas LP 6.750%, due 05/01/14
   Ferrellgas Partners LLP 8.750%, due 06/15/12
   Foundation Pennsylvania Coal Co. 7.250%, due 08/01/14                        100,000      102,250
   Grant Prideco, Inc. 6.125%, due 08/15/15
   Hanover Compressor Co. 8.625%, due 12/15/10
   Hanover Compressor Co. 7.500%, due 04/15/13
   Inergy LP/Inergy Finance Corp. 8.250%, due 03/01/16
   KCS Energy, Inc. 7.125%, due 04/01/12
   Kerr-McGee Corp. 6.950%, due 07/01/24
   MarkWest Energy Partners LP / MarkWest Energy Finance Corp.
   6.875%, due 11/01/14
   MarkWest Energy Partners LP / MarkWest Energy Finance Corp.
   8.500%, due 07/15/16 (144A) (b)
   Pioneer Natural Resources Co., Series A 7.200%, due 01/15/28
   Pogo Producing Co. 6.625%, due 03/15/15
   Pride International, Inc. 7.375%, due 07/15/14
   Quicksilver Resources, Inc. 7.125%, due 04/01/16
   Range Resources Corp. 7.375%, due 07/15/13
   SEMCO Energy, Inc. 7.125%, due 05/15/08
   Sonat, Inc. 7.625%, due 07/15/11
   Williams Companies, Inc. 7.875%, due 09/01/21                                300,000      323,250
                                                                                          ----------
                                                                                           1,289,456
                                                                                          ----------
   Oil & Gas Exploration & Production                                                            0.5%
   Chesapeake Energy Corp. 7.625%, due 07/15/13                                 300,000      317,625
   Complete Production Services, Inc. 8.000%, due 12/15/16 (144A) (b)
   Dresser-Rand Group, Inc. 7.375%, due 11/01/14
   Forest Oil Corp. 8.000%, due 06/15/08
   Houston Exploration Co. 7.000%, due 06/15/13                                 150,000      147,000
   Tesoro Corp. 6.250%, due 11/01/12
                                                                                          ----------
                                                                                             464,625
                                                                                          ----------
   Paper & Forest Products                                                                       1.0%
   Abitibi-Consolidated, Inc. 8.550%, due 08/01/10                              350,000      334,250
   Bowater, Inc. 6.500%, due 06/15/13                                           225,000      206,437
   Bowater, Inc. 9.500%, due 10/15/12
   Buckeye Technologies, Inc. 8.000%, due 10/15/10                              200,000      201,000
   Domtar, Inc. 7.875%, due 10/15/11                                            175,000      182,438
   Jefferson Smurfit Corp. 8.250%, due 10/01/12
   Jefferson Smurfit Corp. 7.500%, due 06/01/13
   Norske Skog Canada 7.375%, due 03/01/14
   Rock-Tenn Co. 8.200%, due 08/15/11
   Tembec Industries, Inc. 7.750%, due 03/15/12
   Tembec Industries, Inc. (Yankee) 8.625%, due 06/30/09
                                                                                          ----------
                                                                                             924,125
                                                                                          ----------
   Personal Products
   Playtex Products, Inc. 9.375%, due 06/01/11

   Pharmaceuticals                                                                               0.4%
   Angiotech Pharmaceuticals, Inc. 7.750%, due 04/01/14 (144A) (b)
   Mylan Laboratories, Inc. 6.375%, due 08/15/15                                200,000      199,000
   Warner Chilcott Corp. 8.750%, due 02/01/15                                   146,000      150,380
                                                                                          ----------
                                                                                             349,380
                                                                                          ----------
   Publishing
   Dex Media West, Series B 9.875%, due 08/15/13
   Idearc, Inc. 8.000%, due 11/15/16 (144A) (b)

   Real Estate
   Felcor Lodging LP (REIT) 8.500%, due 06/01/11 Host Marriott LP (REIT) 7.000%, due 08/15/12 Host Marriott LP (REIT) 6.375%, due 03/15/15

   Retail - Multiline                                                                            0.2%
   Bon-Ton Stores, Inc. (The) 10.250%, due 03/15/14
   Brookstone Co., Inc. 12.000%, due 10/15/12                                   225,000      221,063
   Linens 'n Things, Inc. 10.999%, due 01/15/14
   Michaels Stores, Inc. 10.000%, due 11/01/14 (144A) (b)
   Neiman Marcus Group, Inc. (The) 9.000%, due 10/15/15
   Rite Aid Corp. 8.125%, due 05/01/10
   Rite Aid Corp. 6.875%, due 08/15/13
                                                                                          ----------
                                                                                             221,063
                                                                                          ----------
   Semiconductor Equipment & Products                                                            0.4%
   Freescale Semiconductor, Inc. 8.875%, due 12/15/14 (144A) (b)                400,000      400,500
                                                                                          ----------

   Software                                                                                      0.3%
   Sensus Metering Systems, Inc. 8.625%, due 12/15/13
   Serena Software, Inc. 10.375%, due 03/15/16
   Sungard Data Systems, Inc. 9.125%, due 08/15/13                              250,000      263,750
   Sungard Data Systems, Inc. 10.250%, due 08/15/15 (144A) (b)
                                                                                          ----------
                                                                                             263,750
                                                                                          ----------
   Telecommunication Services - Diversified                                                      2.0%
   Cincinnati Bell, Inc. 7.000%, due 02/15/15                                   800,000      805,000
   Hellas Telecommunications Luxembourg II 11.115%, due 01/15/15
   (144A) (b)
   Intelsat Bermuda, Ltd. 9.250%, due 06/15/16 (144A) (b)                       150,000      162,000
   Intelsat Subsidiary Holding Co. Ltd. 8.250%, due 01/15/13
   Nordic Telephone Holdings Co. 8.875%, due 05/01/16 (144A) (b)
   Qwest Capital Funding, Inc. 7.900%, due 08/15/10                             600,000      627,750
   Qwest Communications International, Inc. 7.250%, due 02/15/11
   Qwest Corp. 7.625%, due 06/15/15
   Syniverse Technologies, Inc. 7.750%, due 08/15/13                            250,000      250,625
                                                                                          ----------
                                                                                           1,845,375
                                                                                          ----------
   Telecommunication Services - Wireless                                                         0.6%
   Centennial Communications Corp. 10.000%, due 01/01/13
   Dobson Communications Corp. 8.875%, due 10/01/13                             250,000      255,937
   Nextel Communications, Inc. 7.375%, due 08/01/15
   Nextel Partners, Inc. 8.125%, due 07/01/11
   Rogers Wireless Communications, Inc. 7.250%, due 12/15/12
   Rural Cellular Corp. 9.750%, due 01/15/10                                    300,000      309,750
                                                                                          ----------
                                                                                             565,687
                                                                                          ----------
   Textiles, Apparel & Luxury Goods                                                              0.4%
   Elizabeth Arden, Inc. 7.750%, due 01/15/14                                   300,000      303,750
   INVISTA, Inc. 9.250%, due 05/01/12 (144A) (b)                                100,000      107,750
                                                                                          ----------
                                                                                             411,500
                                                                                          ----------
   Transportation
   Bristow Group, Inc. 6.125%, due 06/15/13
   CHC Helicopter Corp. 7.375%, due 05/01/14

   U.S. Government & Agency Obligations                                                          5.3%
   Federal Home Loan Mortgage Corp. 5.750%, due 04/15/08                      2,000,000    2,015,400
   Federal National Mortgage Assoc.
   6.000%, due 02/01/34-04/01/36                                              2,123,427    2,140,439
   6.500%, due 07/01/35-09/01/36                                                838,874      855,281
                                                                                          ----------
                                                                                           5,011,120
                                                                                          ----------

                                                                                          ----------

   Total Domestic Bonds & Debt Securities                            (Cost $20,488,706)   20,874,198
                                                                                          ----------

   Convertible Bonds --                                                                          3.1%
   Aerospace & Defense                                                                           0.4%
   AAR Corp. 1.750%, due 02/01/26 (144A) (b)
   Alliant Techsystems, Inc. 2.750%, due 02/15/24
   Armor Holdings, Inc. 2.000%, due 11/01/24 (f)
   DRS Technologies, Inc. 2.000%, due 02/01/26 (144A) (b)                       100,000      105,750
   EDO Corp. 4.000%, due 11/15/25                                               300,000      290,250
   L-3 Communications Corp. 3.000%, due 08/01/35 (144A) (b)
   L-3 Communications Corp. 3.000%, due 08/01/35
   Lockheed Martin Corp. 5.124%, due 08/15/33 (e)
                                                                                          ----------
                                                                                             396,000
                                                                                          ----------
   Airlines
   Frontier Airlines, Inc. 5.000%, due 12/15/25

   Banks
   BNP Paribas 6.700%, due 12/14/07 (144A) (b)

   Biotechnology                                                                                 0.3%
   Amgen, Inc. 0.000%, due 03/01/32 (144A) (b)(g)
   Amgen, Inc. 0.125%, due 02/01/11
   Genzyme Corp. 1.250%, due 12/01/23                                           300,000      313,500
   InterMune, Inc. 0.250%, due 03/01/11 (a)
   Millipore Corp. 3.750%, due 06/01/26 (a)
                                                                                          ----------
                                                                                             313,500
                                                                                          ----------
   Building Materials
   Masco Corp., Series B 2.113%, due 07/20/31 (g)

   Business Services
   Omnicom Group, Inc. 0.000%, due 07/01/38 (g)

   Commercial Services & Supplies                                                                0.2%
   Charles River Associates, Inc. 2.875%, due 06/15/34
   Euronet Worldwide, Inc. 3.500%, due 10/15/25
   FTI Consulting, Inc. 3.750%, due 07/15/12                                    200,000      231,000
                                                                                          ----------
                                                                                             231,000
                                                                                          ----------
   Computers & Peripherals
   Cadence Design Systems, Inc. 1.375%, due 12/15/11 (144A) (b)
   Electronics For Imaging, Inc. 1.500%, due 06/01/23
   SanDisk Corp. 1.000%, due 05/15/13

   Construction Materials
   Fluor Corp. 1.500%, due 02/15/24

   Electronic Equipment & Instruments
   Flir Systems, Inc. 3.000%, due 06/01/23
   LSI Logic Corp. 4.000%, due 05/15/10

   Financial - Diversified
   Lehman Brothers Holdings, Inc. 0.450%, due 12/27/13
   Merrill Lynch & Co., Inc. 0.000%, due 03/13/32 (g)
   Morgan Stanley Group, Inc. 1.000%, due 03/30/12 (144A) (b)

   Health Care Equipment & Supplies
   American Medical Systems Holdings Inc. 3.250%, due 07/01/36
   Invitrogen Corp. 1.500%, due 02/15/24
   Invitrogen Corp. 3.250%, due 06/15/25
   Medtronic, Inc. 1.500%, due 04/15/11

   Health Care Providers & Services                                                              0.2%
   Alza Corp. 0.561%, due 07/28/20 (g)
   Five Star Quality Care Inc. 3.750%, due 10/15/26 (144A) (b)                  200,000      219,500
   LifePoint Hospitals, Inc. 3.250%, due 08/15/25 (144A) (b)
   Manor Care, Inc. 1.875%/2.125%, due 08/01/35 (f)
   Omnicare, Inc. 3.250%, due 12/15/35
   Pacificare Health Systems, Inc. 3.000%, due 10/15/32
                                                                                          ----------
                                                                                             219,500
                                                                                          ----------
   Hotels, Restaurants & Leisure                                                                 0.3%
   Hilton Hotels Corp. 3.375%, due 04/15/23                                     150,000      237,375
                                                                                          ----------

   Industrial - Diversified                                                                      0.3%
   3M Co. 2.400%, due 11/21/32 (e)(g)
   Actuant Corp. 2.000%, due 11/15/23
   Danaher Corp. 1.407%, due 01/22/21 (g)
   Roper Industries, Inc. 1.481%/0.000%, due 01/15/34 (f)                       400,000      262,000
                                                                                          ----------
                                                                                             262,000
                                                                                          ----------
   Leisure Equipment & Products
   Carnival Corp. 1.132%/0.000% due 04/29/33 (f)

   Media
   Liberty Media Corp. 4.000%, due 11/15/29
   Liberty Media Corp. 3.500%, due 01/15/31
   Liberty Media Corp. 3.250%, due 03/15/31
   Sinclair Broadcast Group, Inc. 6.000%, due 09/15/12
   Sinclair Broadcast Group, Inc. 4.875%/2.000% due 07/15/18 (f)
   Walt Disney Co. 2.125%, due 04/15/23

   Metals & Mining
   Placer Dome, Inc. 2.750%, due 10/15/23

   Oil & Gas                                                                                     0.3%
   Devon Energy Corp. 4.900%, due 08/15/08                                      200,000      278,000
   Hanover Compressor Co. 4.750%, due 01/15/14
   Pride International, Inc. 3.250%, due 05/01/33
   Quicksilver Resources, Inc. 1.875%, due 11/01/24
   Schlumberger, Ltd. 1.500%, due 06/01/23
                                                                                          ----------
                                                                                             278,000
                                                                                          ----------
   Pharmaceuticals                                                                               0.5%
   Alexion Pharmaceuticals, Inc. 1.375%, due 02/01/12
   BioMarin Pharmaceutical, Inc. 3.500%, due 06/15/08
   BioMarin Pharmaceutical, Inc. 2.500%, due 03/29/13
   CV Therapeutics, Inc. 2.750%, due 05/16/12
   CV Therapeutics, Inc. 3.250%, due 08/16/13                                   250,000      220,938
   Decode Genetics, Inc. 3.500%, due 04/15/11
   MGI Pharma, Inc. 1.682%/000%, due 03/02/24 (f)                               400,000      267,000
   Nektar Therapeutics 3.250%, due 09/28/12 (144A) (b)
   SFBC International, Inc. 2.250%, due 08/15/24
   Teva Pharmaceutical Finance B.V. 0.375%, due 11/15/22
   Teva Pharmaceutical Industries, Ltd. 0.250%, due 02/01/24
   Wyeth 5.109%, due 01/15/24 (e)
                                                                                          ----------
                                                                                             487,938
                                                                                          ----------
   Retail - Multiline                                                                            0.4%
   Best Buy Co., Inc. 2.250%, due 01/15/22
   Pier 1 Imports, Inc. /6.125% 6.375%, due 02/15/36 (144A) (b)(f)

   Road & Rail
   CSX Corp. 0.010%, due 10/30/21 (g)                                           300,000      371,625
                                                                                          ----------

   Semiconductor Equipment & Products
   Amkor Technology, Inc. 5.000%, due 03/15/07
   Cypress Semiconductor Corp. 1.250%, due 06/15/08
   Intel Corp. 2.950%, due 12/15/35

   Software
   Mentor Graphics Corp. 7.018%, due 08/06/23 (e)
   Mentor Graphics Corp. 6.250%, due 03/01/26 (144A) (b)
   Open Solutions, Inc. 1.467%, due 02/02/35
   Open Solutions, Inc. 1.467%, due 02/02/35 (144A) (b)
   Openwave Systems, Inc. 2.750%, due 09/09/08
   SINA Corp. 0.000%, due 07/15/23 (g)
   Symantec Corp. 0.750%, due 06/15/11 (144A) (b)

   Telecommunication Services - Diversified                                                      0.2%
   ADC Telecommunications, Inc. 5.729%, due 06/15/13 (e)
   Amdocs, Ltd. 0.500%, due 03/15/24
   Comverse Technology, Inc. 0.000%, due 05/15/23 (g)
   Dobson Communications Corp. 1.500%, due 10/01/25 (144A) (b)
   Juniper Networks, Inc. 0.000%, due 06/15/08 (g)
   NII Holdings, Inc. 2.750%, due 08/15/25 (144A) (b)
   Qwest Communications International, Inc. 3.500%, due 11/15/25                100,000      156,875
                                                                                          ----------
                                                                                             156,875
                                                                                          ----------
   Telecommunication Services - Wireless
   Nextel Communications, Inc. 5.250%, due 01/15/10

                                                                                          ----------

   Total Convertible Bonds                                           (Cost $2,729,763)     2,953,813
                                                                                          ----------

                                                                                                              Met Investors Series
                                                                                                               Trust Lord Abbett
                                                                            Met Investors Series Trust           Mid-Cap Value
                                                                            Lord Abbett Bond Debenture           Portfolio Pro
                                                                                     Portfolio                   Forma Combined
                                                                          -------------------------------   ------------------------
   Security Description                                                    Par Amount            Value       Par Amount       Value
   --------------------                                                    ----------            -----       ----------       -----
   Domestic Bonds & Debt Securities -- 22.2%                                                         72.6%

   Aerospace & Defense                                                                                1.1%
   Armor Holdings, Inc. 8.250%, due 08/15/13                                    2,000,000       2,090,000
   DRS Technologies, Inc. 6.875%, due 11/01/13                                  6,000,000       6,075,000
   Esterline Technologies Corp. 7.750%, due 06/15/13                            3,000,000       3,075,000
   L-3 Communications Corp. 6.125%, due 01/15/14                                6,000,000       5,895,000
   L-3 Communications Corp. 6.375%, due 10/15/15                                2,725,000       2,711,375
                                                                                            -------------
                                                                                               19,846,375
                                                                                            -------------
   Apparel & Textiles                                                                                 0.6%
   Hanesbrands, Inc. 8.735%, due 12/15/14 (144A) (b)                            2,500,000       2,556,250
   Levi Strauss & Co. 8.875%, due 04/01/16                                      2,000,000       2,100,000
   Quiksilver, Inc. 6.875%, due 04/15/15                                        6,500,000       6,418,750
                                                                                            -------------
                                                                                               11,075,000
                                                                                            -------------
   Auto Components                                                                                    0.8%
   Accuride Corp. 8.500%, due 02/01/15                                          1,500,000       1,451,250
   Cooper Standard Automotive, Inc. 8.375%, due 12/15/14                        4,000,000       3,170,000
   Lear Corp. 8.500%, due 12/01/13 (144A) (b)                                   3,550,000       3,461,250
   Stanadyne Corp., Series 1 10.000%, due 08/15/14                              2,000,000       2,065,000
   Stanadyne Holdings, Inc. 0.000%/12.000%, due 02/15/15 (c)                    2,750,000       1,883,750
   Tenneco Automotive, Inc. 8.625%, due 11/15/14                                3,375,000       3,459,375
                                                                                            -------------
                                                                                               15,490,625
                                                                                            -------------
   Automobiles                                                                                        1.2%
   Ford Capital BV 9.500%, due 06/01/10                                         1,450,000       1,442,750
   General Motors Corp. 7.200%, due 01/15/11                                   12,560,000      12,214,600
   Williams Scotsman, Inc. 8.500%, due 10/01/15                                 7,500,000       7,865,625
                                                                                            -------------
                                                                                               21,522,975
                                                                                            -------------
   Automotive Loans                                                                                   1.9%
   Ford Motor Credit Co.
   7.375%, due 10/28/09                                                         7,050,000       7,069,444
   7.250%, due 10/25/11                                                         8,500,000       8,332,108
   General Motors Acceptance Corp. 7.250%, due 03/02/11                        18,500,000      19,255,947
                                                                                            -------------
                                                                                               34,657,499
                                                                                            -------------
   Building Materials                                                                                 0.4%
   Interline Brands, Inc. 8.125%, due 06/15/14                                  4,500,000       4,646,250
   Ply Gem Industries, Inc. 9.000%, due 02/15/12                                4,025,000       3,441,375
                                                                                            -------------
                                                                                                8,087,625
                                                                                            -------------
   Building Products                                                                                  0.1%
   Ainsworth Lumber Co., Ltd. 7.250%, due 10/01/12                              1,925,000       1,525,563
                                                                                            -------------
   Business Services                                                                                  0.7%
   Affinion Group, Inc. 11.500%, due 10/15/15                                   5,000,000       5,312,500
   RH Donnelley Corp. 8.875%, due 01/15/16                                      7,500,000       7,912,500
                                                                                            -------------
                                                                                               13,225,000
                                                                                            -------------
   Chemicals                                                                                          3.0%
   Equistar Chemicals LP 7.550%, due 02/15/26                                   7,615,000       7,272,325
   Hercules, Inc. 6.750%, due 10/15/29                                          6,000,000       5,910,000
   Huntsman International LLC 7.875%, due 11/15/14 (144A) (b)                   3,500,000       3,543,750
   Huntsman LLC 11.500%, due 07/15/12                                           1,320,000       1,494,900
   IMC Global, Inc. 7.300%, due 01/15/28                                          550,000         508,750
   Ineos Group Holdings Plc 8.500%, due 02/15/16 (144A) (b)                     6,500,000       6,240,000
   Lyondell Chemical Co. 8.250%, due 09/15/16                                   7,000,000       7,297,500
   Mosaic Co. The 7.625%, due 12/01/16 (144A) (b)                               4,000,000       4,105,000
   Nalco Co. 8.875%, due 11/15/13                                               5,150,000       5,478,312
   Nova Chemicals Corp. 6.500%, due 01/15/12                                    3,125,000       2,976,563
   Rhodia 8.875%, due 06/01/11                                                  3,916,000       4,150,960
   Rockwood Specialties Group, Inc. 7.500%, due 11/15/14                        4,500,000       4,556,250
   Terra Capital, Inc. 11.500%, due 06/01/10                                    1,950,000       2,106,000
                                                                                            -------------
                                                                                               55,640,310
                                                                                            -------------
   Commercial Services & Supplies                                                                     2.3%
   Ashtead Capital, Inc. 9.000%, due 08/15/16 (144A) (b)                        3,800,000       4,085,000
   Avis Budget Car Rental LLC/Avis Budget Finance Inc. 7.625%,
   due 05/15/14 (144A) (b)                                                     10,000,000       9,800,000
   FTI Consulting, Inc. 7.750%, due 10/01/16 (144A) (b)                         4,400,000       4,587,000
   Hertz Corp. 8.875%, due 01/01/14 (144A) (b)                                  6,000,000       6,315,000
   Iron Mountain, Inc. 7.750%, due 01/15/15                                     7,000,000       7,175,000
   Rental Services Corp. 9.500%, due 12/01/14 (144A) (b)                        4,650,000       4,801,125
   United Rentals North America, Inc. 7.750%, due 11/15/13                      5,500,000       5,548,125
                                                                                            -------------
                                                                                               42,311,250
                                                                                            -------------
   Communications Equipment                                                                           0.2%
   Ubiquitel Operating Co. 9.875%, due 03/01/11                                 2,650,000       2,875,250
                                                                                            -------------
   Computer Software & Processing                                                                     0.1%
   Unisys Corp. 8.000%, due 10/15/12                                            1,200,000       1,192,500
                                                                                            -------------
   Containers & Packaging                                                                             2.4%
   Berry Plastics Holding Corp. 8.875%, due 09/15/14 (144A) (b)                10,000,000      10,200,000
   Crown Cork & Seal, Inc. 7.375%, due 12/15/26                                12,000,000      11,280,000
   Graphic Packaging International Corp. 9.500%, due 08/15/13                   7,500,000       7,950,000
   Owens Brockway Glass Container, Inc. 8.875%, due 02/15/09                    2,637,000       2,709,517
   Owens Brockway Glass Container, Inc. 7.75%, due 05/15/11                     5,500,000       5,678,750
   Owens-Illinois, Inc. 7.500%, due 05/15/10                                    5,000,000       5,043,750
   Stone Container Finance Co. 7.375%, due 07/15/14                             2,000,000       1,870,000
                                                                                            -------------
                                                                                               44,732,017
                                                                                            -------------
   Electric                                                                                           0.7%
   Mirant Americas General LLC 9.125%, due 05/01/31                             7,500,000       7,987,500
   Mirant North America LLC 7.375%, due 12/31/13                                5,000,000       5,100,000
                                                                                            -------------
                                                                                               13,087,500
                                                                                            -------------
   Electric Services                                                                                  1.3%
   Duke Energy Co. 5.375%, due 01/01/09                                         6,500,000       6,489,788
   Midwest Generation LLC 8.750%, due 05/01/34                                  5,000,000       5,450,000
   Pacific Gas & Electric Co. 4.800%, due 03/01/14                              2,500,000       2,399,878
   PSEG Energy Holdings LLC 8.500%, due 06/15/11                                5,500,000       5,940,000
   Virginia Electric & Power Co. 4.500%, due 12/15/10                           5,000,000       4,848,955
                                                                                            -------------
                                                                                               25,128,621
                                                                                            -------------
   Electric Utilities                                                                                 2.1%
   Edison Mission Energy 7.750%, due 06/15/16                                  10,000,000      10,650,000
   Mission Energy Holding Co. 13.500%, due 07/15/08                             2,000,000       2,215,000
   Nevada Power Co. 5.875%, due 01/15/15                                        3,500,000       3,501,298
   NRG Energy, Inc. 7.25%, due 02/01/14                                         5,000,000       5,050,000
   NRG Energy, Inc. 7.375%, due 01/15/17                                        4,000,000       4,020,000
   PPL Energy Supply LLC 6.400%, due 11/01/11                                   2,000,000       2,072,662
   Reliant Energy, Inc. 6.750%, due 12/15/14                                    5,400,000       5,305,500
   Reliant Energy, Inc. 9.500%, due 07/15/13                                    5,500,000       5,926,250
                                                                                            -------------
                                                                                               38,740,710
                                                                                            -------------
   Electronic Equipment & Instruments                                                                 0.4%
   NXP BV/NXP Funding LLC 9.500%, due 10/15/15 (144A) (b)                       7,300,000       7,546,375
                                                                                            -------------

   Energy                                                                                             0.4%
   Pacific Energy Partners LP / Pacific Energy Finance Corp. 6.250%,
   due 09/15/15                                                                 1,000,000         979,256
   Williams Partners LP/Williams Partners Finance Corp. 7.250%, due
   02/01/17 (144A) (b)                                                          5,975,000       6,124,375
                                                                                            -------------
                                                                                                7,103,631
                                                                                            -------------
   Energy Equipment & Services                                                                        0.2%
   Hornbeck Offshore Services, Inc. 6.125%, due 12/01/14                        3,500,000       3,355,625
                                                                                            -------------

   Entertainment & Leisure                                                                            0.9%
   AMC Entertainment, Inc. 8.000%, due 03/01/14                                 8,000,000       7,980,000
   AMC Entertainment, Inc. 11.000%, due 02/01/16                                2,275,000       2,565,062
   Cinemark USA, Inc. 9.000%, due 02/01/13                                      2,600,000       2,769,000
   Seneca Gaming Corp. 7.250%, due 05/01/12                                     3,500,000       3,578,750
                                                                                            -------------
                                                                                               16,892,812
                                                                                            -------------
   Environmental Services                                                                             1.2%
   Aleris, International Inc. 10.000%, due 12/15/16 (144A) (b)                  4,375,000       4,407,812
   Allied Waste North America, Inc. 5.750%, due 02/15/11                        4,000,000       3,890,000
   Allied Waste North America, Inc. 7.875%, due 04/15/13                        6,000,000       6,217,500
   Allied Waste North America, Inc. 7.250%, due 03/15/15                        7,500,000       7,546,875
                                                                                            -------------
                                                                                               22,062,187
                                                                                            -------------
   Finance - Diversified                                                                              0.3%
   Alamosa Delaware, Inc. 11.000%, due 07/31/10                                 1,500,000       1,621,101
   Hughes Network Systems LLC/HNS Finance Corp. 9.500%, due 04/15/14            2,175,000       2,281,031
   JSG Funding 9.625%, due 10/01/12                                             1,850,000       1,970,250
                                                                                            -------------
                                                                                                5,872,382
                                                                                            -------------
   Food & Drug Retailing                                                                              0.2%
   Supervalu, Inc. 7.500%, due 11/15/14                                         3,300,000       3,457,417
                                                                                            -------------

   Food Products                                                                                      0.4%
   Dole Food Co., Inc. 8.750%, due 07/15/13                                     6,200,000       6,045,000
   Land O' Lakes, Inc. 9.000%, due 12/15/10                                     1,900,000       2,025,875
                                                                                            -------------
                                                                                                8,070,875
                                                                                            -------------
   Food Retailers                                                                                     0.8%
   Dominos, Inc. 8.250%, due 07/01/11                                           4,183,000       4,355,549
   Ingles Markets, Inc. 8.875%, due 12/01/11                                    5,000,000       5,237,500
   Stater Brothers Holdings, Inc. 8.125%, due 06/15/12                          5,825,000       5,941,500
                                                                                            -------------
                                                                                               15,534,549
                                                                                            -------------
   Health Care Equipment & Supplies                                                                   0.9%
   Alliance Imaging 7.250%, due 12/15/12                                        2,975,000       2,841,125
   CDRV Investors, Inc. 0.000%/9.625%%, due 01/01/15 (c)                        6,050,000       4,719,000
   Fresenius Med Cap Trust II 7.875%, due 02/01/08                              1,050,000       1,068,375
   Hanger Orthopedic Group, Inc. 10.250%, due 06/01/1                           2,450,000       2,541,875
   Vanguard Health Holding Co. II 9.000%, due 10/01/14                          5,000,000       5,087,500
                                                                                            -------------
                                                                                               16,257,875
                                                                                            -------------
   Health Care Providers & Services                                                                   2.4%
   Ameripath, Inc. 10.500%, due 04/01/13                                        5,500,000       5,981,250
   Bio-Rad Laboratories, Inc. 6.125%, due 12/15/14                              6,000,000       5,835,000
   DaVita, Inc. 7.250%, due 03/15/15                                            7,500,000       7,687,500
   HCA Inc. 9.125%, due 11/15/14 (144A) (b)                                     5,100,000       5,463,375
   HCA, Inc. 6.375%, due 01/15/15                                               5,500,000       4,675,000
   Select Medical Corp. 7.625%, due 02/01/15                                    2,825,000       2,358,875
   Tenet Healthcare Corp. 7.375%, due 02/01/13                                  3,525,000       3,256,219
   Tenet Healthcare Corp. 9.875%, due 07/01/14                                  3,000,000       3,067,500
   Tenet Healthcare Corp. 9.25%, due 02/01/15                                   3,500,000       3,517,500
   UnitedHealth Group, Inc. 4.875%, due 04/01/13                                3,000,000       2,904,876
   Tenet Healthcare Corp. 9.250%, due 02/01/15
                                                                                            -------------
                                                                                               44,747,095
                                                                                            -------------
   Homebuilders                                                                                       0.3%
   Beazer Homes USA, Inc. 6.500%, due 11/15/13                                  5,000,000       4,900,000
   William Lyon Homes, Inc. 10.750%, due 04/01/13                               1,500,000       1,436,250
                                                                                            -------------
                                                                                                6,336,250
                                                                                            -------------
   Hotels, Restaurants & Leisure                                                                      5.1%
   Boyd Gaming Corp. 8.750%, due 04/15/12                                       3,125,000       3,281,250
   Boyd Gaming Corp. 7.125%, due 02/01/16                                       4,500,000       4,500,000
   Dennys Holdings, Inc. 10.000%, due 10/01/12                                  5,000,000       5,300,000
   Friendly Ice Cream Corp. 8.375%, due 06/15/12                                2,000,000       1,895,000
   Gaylord Entertainment Co. 8.000%, due 11/15/13                               7,500,000       7,818,750
   Gaylord Entertainment Co. 6.750%, due 11/15/14                               5,000,000       4,987,500
   Hard Rock Hotel, Inc. 8.875%, due 06/01/13                                   6,000,000       6,547,500
   Isle of Capri Casinos, Inc. 9.000%, due 03/15/12                             3,000,000       3,150,000
   Isle of Capri Casinos, Inc. 7.000%, due 03/01/14                             9,000,000       9,000,000
   Landry's Restaurants, Inc. 7.500%, due 12/15/14                              6,500,000       6,386,250
   Las Vegas Sands Corp. 6.375%, due 02/15/15                                   6,000,000       5,842,500
   Mandalay Resort Group 9.375%, due 02/15/10                                   2,000,000       2,150,000
   MGM Mirage, Inc. 6.750%, due 09/01/12                                        6,500,000       6,435,000
   Park Place Entertainment Corp. 9.375%, due 02/15/07                          1,750,000       1,756,562
   Premier Entertainment Biloxi LLC 10.750%, due 02/01/12                       3,100,000       3,208,500
   River Rock Entertainment Authority 9.750%, due 11/01/11                      4,800,000       5,112,000
   Scientific Games Corp. 6.250%, due 12/15/12                                  2,500,000       2,456,250
   Station Casinos, Inc. 6.500%, due 02/01/14                                   4,500,000       4,021,875
   Turning Stone Casino Resort Enterprise 9.125%, due 09/15/14
   (144A) (b)                                                                   7,300,000       7,513,250
   Wynn Las Vegas LLC/Wynn Las Vegas Capital 6.625%, due 12/01/14               4,500,000       4,494,375
                                                                                            -------------
                                                                                               95,856,562
                                                                                            -------------
   Household Durables                                                                                 0.3%
   Standard Pacific Corp. 7.000%, due 08/15/15                                  6,000,000       5,805,000
                                                                                            -------------

   Industrial - Diversified                                                                           0.4%
   Clarke American Corp. 11.750%, due 12/15/13                                  3,500,000       3,762,500
   Park - Ohio Industries, Inc. 8.375%, due 11/15/14                            4,000,000       3,750,000
   RBS Global, Inc./Rexnord Corp. 11.750%, due 08/01/16 (144A) (b)
                                                                                            -------------
                                                                                                7,512,500
                                                                                            -------------
   Machinery                                                                                          0.2%
   Gardner Denver, Inc. 8.000%, due 05/01/13                                    4,100,000       4,284,500
   Manitowoc  Co., Inc. 7.125%, due 11/01/13                                      350,000         355,250
                                                                                            -------------
                                                                                                4,639,750
                                                                                            -------------
   Media                                                                                              4.5%
   Allbritton Communications Co. 7.750%, due 12/15/12                           7,500,000       7,612,500
   Barrington Broadcasting Group LLC and Barrington Broadcasting
   Capital Corp. 10.500%, due 08/15/14 (144A) (b)
   CCH I LLC/CCH I Capital Corp. 11.000%, due 10/01/15                         12,500,000      12,890,625
   Century Communications Corp. - Class A 9.500%, due 03/01/05 (d)              1,850,000       2,247,750
   Charter Communications 10.250%, due 09/15/10                                 4,540,000       4,772,675
   DirecTV Holdings LLC/DirecTV Financing Co. 8.375%, due 03/15/13              1,625,000       1,698,125
   DirecTV Holdings LLC/DirecTV Financing Co. 6.375%, due 06/15/15              8,000,000       7,710,000
   EchoStar DBS Corp. 6.375%, due 10/01/11                                      6,000,000       5,977,500
   EchoStar DBS Corp. 7.125%, due 02/01/06 (144A) (b)                           6,000,000       6,030,000
   FrontierVision Operating Partners LP, Series B 11.875%, due
   09/15/07 (d)                                                                 1,000,000       1,330,000
   Idearc, Inc. 8.000%, due 11/15/16 (144A) (b)
   Interpublic Group of Cos., Inc. 6.250%, due 11/15/14                         2,485,000       2,323,475
   Lin Television Corp. 6.500%, due 05/15/13                                    7,000,000       6,702,500
   Mediacom Broadband LLC 8.500%, due 10/15/15                                  2,725,000       2,772,687
   Mediacom LLC 9.500%, due 01/15/13                                            6,500,000       6,727,500
   Paxson Communications Corp. 11.624%, due 01/15/13 (144A) (b)(e)              2,000,000       2,035,000
   Radio One, Inc. 6.375%, due 02/15/13                                         2,000,000       1,880,000
   Sinclair Broadcast Group, Inc. 8.000%, due 03/15/12                          2,107,000       2,186,013
   Sinclair Broadcast Group, Inc. 8.750%, due 12/15/11                          2,000,000       2,092,500
   Warner Music Group 7.375%, due 04/15/14                                      7,500,000       7,462,500
                                                                                            -------------
                                                                                               84,451,350
                                                                                            -------------
   Metals & Mining                                                                                    1.5%
   AK Steel Corp. 7.750%, due 06/15/12                                          4,000,000       4,050,000
   Allegheny Ludlum Corp. 6.950%, due 12/15/25                                  4,000,000       4,100,000
   Century Aluminum Co. 7.500%, due 08/15/14                                    3,500,000       3,565,625
   Novelis, Inc. 7.250%, due 02/15/15 (144A) (b)                                6,000,000       5,835,000
   Peabody Energy Corp. 5.875%, due 04/15/16                                    4,500,000       4,410,000
   Peabody Energy Corp. 7.375%, due 11/01/16                                    3,500,000       3,727,500
   Timken Co. 5.750%, due 02/15/10                                              1,500,000       1,485,297
                                                                                            -------------
                                                                                               27,173,422
                                                                                            -------------
   Office Furnishings & Supplies                                                                      0.2%
   ACCO Brands Corp. 7.625%, due 08/15/15                                       3,425,000       3,382,188
                                                                                            -------------

   Oil & Gas                                                                                          6.6%
   Airgas, Inc. 6.250%, due 07/15/14                                            4,000,000       3,880,000
   Chesapeake Energy Corp. 6.250%, due 01/15/18                                10,000,000       9,675,000
   Colorado Interstate Gas Co. 6.800%, due 11/15/15
   Dynegy Holdings, Inc. 6.875%, due 04/01/11                                   2,375,000       2,386,875
   Dynegy Holdings, Inc. 8.375%, due 05/01/16                                   5,500,000       5,802,500
   El Paso Corp. 7.000%, due 05/15/11                                          15,000,000      15,637,500
   El Paso Corp. 7.750%, due 01/15/32                                           4,500,000       4,950,000
   El Paso Production Holding Co. 7.750%, due 06/01/13                          3,000,000       3,153,750
   Ferrellgas LP 6.750%, due 05/01/14                                           5,500,000       5,376,250
   Ferrellgas Partners LLP 8.750%, due 06/15/12                                 4,000,000       4,120,000
   Foundation Pennsylvania Coal Co. 7.250%, due 08/01/14                        5,000,000       5,112,500
   Grant Prideco, Inc. 6.125%, due 08/15/15                                     3,000,000       2,940,000
   Hanover Compressor Co. 8.625%, due 12/15/10                                  3,000,000       3,150,000
   Hanover Compressor Co. 7.500%, due 04/15/13                                  1,850,000       1,877,750
   Inergy LP/Inergy Finance Corp. 8.250%, due 03/01/16                          5,500,000       5,802,500
   KCS Energy, Inc. 7.125%, due 04/01/12                                        5,000,000       4,887,500
   Kerr-McGee Corp. 6.950%, due 07/01/24                                        6,000,000       6,406,512
   MarkWest Energy Partners LP / MarkWest Energy Finance Corp.
   6.875%, due 11/01/14                                                         5,000,000       4,850,000
   MarkWest Energy Partners LP / MarkWest Energy Finance Corp.
   8.500%, due 07/15/16 (144A) (b)                                                825,000         858,000
   Pioneer Natural Resources Co., Series A 7.200%, due 01/15/28                 1,510,000       1,429,765
   Pogo Producing Co. 6.625%, due 03/15/15                                      8,500,000       8,138,750
   Pride International, Inc. 7.375%, due 07/15/14                               1,500,000       1,556,250
   Quicksilver Resources, Inc. 7.125%, due 04/01/16                             2,400,000       2,358,000
   Range Resources Corp. 7.375%, due 07/15/13                                   2,575,000       2,652,250
   SEMCO Energy, Inc. 7.125%, due 05/15/08                                      8,000,000       8,031,952
   Sonat, Inc. 7.625%, due 07/15/11                                             1,500,000       1,597,500
   Williams Companies, Inc. 7.875%, due 09/01/21                                6,650,000       7,165,375
                                                                                            -------------
                                                                                              123,796,479
                                                                                            -------------
   Oil & Gas Exploration & Production                                                                 1.4%
   Chesapeake Energy Corp. 7.625%, due 07/15/13
   Complete Production Services, Inc. 8.000%, due 12/15/16 (144A) (b)           6,250,000       6,406,250
   Dresser-Rand Group, Inc. 7.375%, due 11/01/14                                4,750,000       4,809,375
   Forest Oil Corp. 8.000%, due 06/15/08                                        1,500,000       1,543,125
   Houston Exploration Co. 7.000%, due 06/15/13                                 6,025,000       5,904,500
   Tesoro Corp. 6.250%, due 11/01/12                                            6,500,000       6,500,000
                                                                                            -------------
                                                                                               25,163,250
                                                                                            -------------
   Paper & Forest Products                                                                            2.3%
   Abitibi-Consolidated, Inc. 8.550%, due 08/01/10                              8,002,000       7,641,910
   Bowater, Inc. 6.500%, due 06/15/13                                           4,000,000       3,670,000
   Bowater, Inc. 9.500%, due 10/15/12                                           4,000,000       4,160,000
   Buckeye Technologies, Inc. 8.000%, due 10/15/10                              5,400,000       5,427,000
   Domtar, Inc. 7.875%, due 10/15/11                                            4,000,000       4,170,000
   Jefferson Smurfit Corp. 8.250%, due 10/01/12                                 1,750,000       1,715,000
   Jefferson Smurfit Corp. 7.500%, due 06/01/13                                 4,000,000       3,780,000
   Norske Skog Canada 7.375%, due 03/01/14                                      6,500,000       6,191,250
   Rock-Tenn Co. 8.200%, due 08/15/11                                           2,575,000       2,729,500
   Tembec Industries, Inc. 7.750%, due 03/15/12                                 2,000,000       1,180,000
   Tembec Industries, Inc. (Yankee) 8.625%, due 06/30/09                        2,350,000       1,621,500
                                                                                            -------------
                                                                                               42,286,160
                                                                                            -------------
   Personal Products                                                                                  0.3%
   Playtex Products, Inc. 9.375%, due 06/01/11                                  5,000,000       5,237,500
                                                                                            -------------

   Pharmaceuticals                                                                                    0.9%
   Angiotech Pharmaceuticals, Inc. 7.750%, due 04/01/14 (144A) (b)              5,000,000       4,375,000
   Mylan Laboratories, Inc. 6.375%, due 08/15/15                                6,500,000       6,467,500
   Warner Chilcott Corp. 8.750%, due 02/01/15                                   5,525,000       5,690,750
                                                                                            -------------
                                                                                               16,533,250
                                                                                            -------------
   Publishing                                                                                         0.9%
   Dex Media West, Series B 9.875%, due 08/15/13                                3,418,000       3,742,710
   Idearc, Inc. 8.000%, due 11/15/16 (144A) (b)                                12,000,000      12,240,000
                                                                                            -------------
                                                                                               15,982,710
                                                                                            -------------
   Real Estate                                                                                        0.6%
   Felcor Lodging LP (REIT) 8.500%, due 06/01/11                                2,260,000       2,418,200
   Host Marriott LP (REIT) 7.000%, due 08/15/12                                 6,150,000       6,273,000
   Host Marriott LP (REIT) 6.375%, due 03/15/15                                 3,000,000       2,973,750
                                                                                            -------------
                                                                                               11,664,950
                                                                                            -------------
   Retail - Multiline                                                                                 1.3%
   Bon-Ton Stores, Inc. (The) 10.250%, due 03/15/14                             3,200,000       3,288,000
   Brookstone Co., Inc. 12.000%, due 10/15/12                                   2,725,000       2,677,313
   Linens 'n Things, Inc. 10.999%, due 01/15/14                                 5,025,000       4,899,375
   Michaels Stores, Inc. 10.000%, due 11/01/14 (144A) (b)                       3,000,000       3,135,000
   Neiman Marcus Group, Inc. (The) 9.000%, due 10/15/15                         1,825,000       2,000,656
   Rite Aid Corp. 8.125%, due 05/01/10                                          6,500,000       6,670,625
   Rite Aid Corp. 6.875%, due 08/15/13                                          2,200,000       1,963,500
                                                                                            -------------
                                                                                               24,634,469
                                                                                            -------------
   Semiconductor Equipment & Products                                                                 0.5%
   Freescale Semiconductor, Inc. 8.875%, due 12/15/14 (144A) (b)                9,250,000       9,215,313
                                                                                            -------------

   Software                                                                                           1.1%
   Sensus Metering Systems, Inc. 8.625%, due 12/15/13                           4,000,000       4,020,000
   Serena Software, Inc. 10.375%, due 03/15/16                                  3,500,000       3,731,875
   Sungard Data Systems, Inc. 9.125%, due 08/15/13                              5,500,000       5,802,500
   Sungard Data Systems, Inc. 10.250%, due 08/15/15 (144A) (b)                  6,400,000       6,864,000
                                                                                            -------------
                                                                                               20,418,375
                                                                                            -------------
   Telecommunication Services - Diversified                                                           3.6%
   Cincinnati Bell, Inc. 7.000%, due 02/15/15                                  16,500,000      17,036,250
   Hellas Telecommunications Luxembourg II 11.115%, due 01/15/15
   (144A) (b)                                                                   4,000,000       4,035,000
   Intelsat Bermuda, Ltd. 9.250%, due 06/15/16 (144A) (b)                       2,500,000       2,700,000
   Intelsat Subsidiary Holding Co. Ltd. 8.250%, due 01/15/13                    7,000,000       7,140,000
   Nordic Telephone Holdings Co. 8.875%, due 05/01/16 (144A) (b)                7,625,000       8,196,875
   Qwest Capital Funding, Inc. 7.900%, due 08/15/10                            12,500,000      13,078,125
   Qwest Communications International, Inc. 7.250%, due 02/15/11                7,500,000       7,706,250
   Qwest Corp. 7.625%, due 06/15/15                                             2,000,000       2,150,000
   Syniverse Technologies, Inc. 7.750%, due 08/15/13                            5,000,000       5,012,500
                                                                                            -------------
                                                                                               67,055,000
                                                                                            -------------
   Telecommunication Services - Wireless                                                              2.3%
   Centennial Communications Corp. 10.000%, due 01/01/13                        8,000,000       8,550,000
   Dobson Communications Corp. 8.875%, due 10/01/13                             8,500,000       8,701,875
   Nextel Communications, Inc. 7.375%, due 08/01/15                             7,000,000       7,184,877
   Nextel Partners, Inc. 8.125%, due 07/01/11                                   5,900,000       6,172,875
   Rogers Wireless Communications, Inc. 7.250%, due 12/15/12                    2,650,000       2,822,250
   Rural Cellular Corp. 9.750%, due 01/15/10                                    9,000,000       9,292,500
                                                                                            -------------
                                                                                               42,724,377
                                                                                            -------------
   Textiles, Apparel & Luxury Goods                                                                   0.8%
   Elizabeth Arden, Inc. 7.750%, due 01/15/14                                   8,500,000       8,606,250
   INVISTA, Inc. 9.250%, due 05/01/12 (144A) (b)                                5,500,000       5,926,250
                                                                                            -------------
                                                                                               14,532,500
                                                                                            -------------
   Transportation                                                                                     0.7%
   Bristow Group, Inc. 6.125%, due 06/15/13                                     7,460,000       7,087,000
   CHC Helicopter Corp. 7.375%, due 05/01/14                                    6,000,000       5,812,500
                                                                                            -------------
                                                                                               12,899,500
                                                                                            -------------
   U.S. Government & Agency Obligations                                                              10.0%
   Federal Home Loan Mortgage Corp. 5.750%, due 04/15/08                       45,000,000      45,346,500
   Federal National Mortgage Assoc.
   6.000%, due 02/01/34-04/01/36                                              103,016,384     103,816,500
   6.500%, due 07/01/35-09/01/36                                               35,511,693      36,201,666
                                                                                            -------------
                                                                                              185,364,666
                                                                                            -------------

                                                                                            -------------

   Total Domestic Bonds & Debt Securities                            (Cost $1,336,011,196)  1,352,705,164
                                                                                            -------------

   Convertible Bonds --                                                                              16.7%
   Aerospace & Defense
   AAR Corp. 1.750%, due 02/01/26 (144A) (b)                                      900,000       1,057,500
   Alliant Techsystems, Inc. 2.750%, due 02/15/24                               2,000,000       2,207,500
   Armor Holdings, Inc. 2.000%, due 11/01/24 (f)                                  800,000         968,000
   DRS Technologies, Inc. 2.000%, due 02/01/26 (144A) (b)
   EDO Corp. 4.000%, due 11/15/25                                               5,500,000       5,321,250
   L-3 Communications Corp. 3.000%, due 08/01/35 (144A) (b)                     1,500,000       1,582,500
   L-3 Communications Corp. 3.000%, due 08/01/35                                3,800,000       4,009,000
   Lockheed Martin Corp. 5.124%, due 08/15/33 (e)                               8,400,000      11,188,884
                                                                                            -------------
                                                                                               26,334,634
                                                                                            -------------
   Airlines                                                                                           0.1%
   Frontier Airlines, Inc. 5.000%, due 12/15/25                                 1,000,000         977,500
                                                                                            -------------

   Banks                                                                                              0.1%
   BNP Paribas 6.700%, due 12/14/07 (144A) (b)                                  2,000,000       2,035,200
                                                                                            -------------

   Biotechnology                                                                                      1.1%
   Amgen, Inc. 0.000%, due 03/01/32 (144A) (b)(g)                               2,000,000       1,507,500
   Amgen, Inc. 0.125%, due 02/01/11                                             5,000,000       4,900,000
   Genzyme Corp. 1.250%, due 12/01/23                                           6,850,000       7,158,250
   InterMune, Inc. 0.250%, due 03/01/11 (a)                                     1,000,000       1,501,250
   Millipore Corp. 3.750%, due 06/01/26 (a)                                     6,000,000       6,202,500
                                                                                            -------------
                                                                                               21,269,500
                                                                                            -------------
   Building Materials                                                                                 0.1%
   Masco Corp., Series B 2.113%, due 07/20/31 (g)                               4,500,000       2,131,875
                                                                                            -------------

   Business Services                                                                                  0.2%
   Omnicom Group, Inc. 0.000%, due 07/01/38 (g)                                 3,640,000       3,949,400
                                                                                            -------------

   Commercial Services & Supplies                                                                     0.8%
   Charles River Associates, Inc. 2.875%, due 06/15/34                          4,500,000       6,615,000
   Euronet Worldwide, Inc. 3.500%, due 10/15/25                                 1,100,000       1,175,625
   FTI Consulting, Inc. 3.750%, due 07/15/12                                    6,500,000       7,507,500
                                                                                            -------------
                                                                                               15,298,125
                                                                                            -------------
   Computers & Peripherals                                                                            0.4%
   Cadence Design Systems, Inc. 1.375%, due 12/15/11 (144A) (b)                 1,800,000       1,827,000
   Electronics For Imaging, Inc. 1.500%, due 06/01/23                             800,000         888,000
   SanDisk Corp. 1.000%, due 05/15/13                                           5,000,000       4,450,000
                                                                                            -------------
                                                                                                7,165,000
                                                                                            -------------
   Construction Materials                                                                             0.4%
   Fluor Corp. 1.500%, due 02/15/24                                             5,000,000       7,493,750
                                                                                            -------------
   Electronic Equipment & Instruments                                                                 0.8%
   Flir Systems, Inc. 3.000%, due 06/01/23                                      5,000,000       7,712,500
   LSI Logic Corp. 4.000%, due 05/15/10                                         7,000,000       7,218,750
                                                                                            -------------
                                                                                               14,931,250
                                                                                            -------------
   Financial - Diversified                                                                            0.7%
   Lehman Brothers Holdings, Inc. 0.450%, due 12/27/13                          6,000,000       5,999,400
   Merrill Lynch & Co., Inc. 0.000%, due 03/13/32 (g)                           1,500,000       1,997,550
   Morgan Stanley Group, Inc. 1.000%, due 03/30/12 (144A) (b)                   3,780,000       4,543,560
                                                                                            -------------
                                                                                               12,540,510
                                                                                            -------------
   Health Care Equipment & Supplies                                                                   0.6%
   American Medical Systems Holdings Inc. 3.250%, due 07/01/36                  1,450,000       1,698,313
   Invitrogen Corp. 1.500%, due 02/15/24                                        1,800,000       1,545,750
   Invitrogen Corp. 3.250%, due 06/15/25                                        6,500,000       6,150,625
   Medtronic, Inc. 1.500%, due 04/15/11                                         1,300,000       1,384,500
                                                                                            -------------
                                                                                               10,779,188
                                                                                            -------------
   Health Care Providers & Services                                                                   1.0%
   Alza Corp. 0.561%, due 07/28/20 (g)                                          8,000,000       7,300,000
   Five Star Quality Care Inc. 3.750%, due 10/15/26 (144A) (b)
   LifePoint Hospitals, Inc. 3.250%, due 08/15/25 (144A) (b)                    1,400,000       1,265,250
   Manor Care, Inc. 1.875%/2.125%, due 08/01/35 (f)                             5,000,000       5,675,000
   Omnicare, Inc. 3.250%, due 12/15/35                                            875,000         763,438
   Pacificare Health Systems, Inc. 3.000%, due 10/15/32                           700,000       2,691,500
                                                                                            -------------
                                                                                               17,695,188
                                                                                            -------------
   Hotels, Restaurants & Leisure                                                                      0.6%
   Hilton Hotels Corp. 3.375%, due 04/15/23                                     6,800,000      10,761,000
                                                                                            -------------

   Industrial - Diversified                                                                           0.6%
   3M Co. 2.400%, due 11/21/32 (e)(g)                                           1,200,000       1,101,000
   Actuant Corp. 2.000%, due 11/15/23                                           1,400,000       1,844,500
   Danaher Corp. 1.407%, due 01/22/21 (g)                                       1,600,000       1,708,000
   Roper Industries, Inc. 1.481%/0.000%, due 01/15/34 (f)                      10,180,000       6,667,900
                                                                                            -------------
                                                                                               11,321,400
                                                                                            -------------
   Leisure Equipment & Products                                                                       0.0%
   Carnival Corp. 1.132%/0.000% due 04/29/33 (f)                                  700,000         512,750
                                                                                            -------------
   Media                                                                                              1.4%
   Liberty Media Corp. 4.000%, due 11/15/29                                     1,700,000       1,143,250
   Liberty Media Corp. 3.500%, due 01/15/31                                     5,500,000       5,513,750
   Liberty Media Corp. 3.250%, due 03/15/31                                     8,250,000       6,919,687
   Sinclair Broadcast Group, Inc. 6.000%, due 09/15/12                          5,000,000       4,600,000
   Sinclair Broadcast Group, Inc. 4.875%/2.000% due 07/15/18 (f)                3,000,000       2,756,250
   Walt Disney Co. 2.125%, due 04/15/23                                         3,500,000       4,270,000
                                                                                            -------------
                                                                                               25,202,937
                                                                                            -------------
   Metals & Mining                                                                                    0.4%
   Placer Dome, Inc. 2.750%, due 10/15/23                                       5,550,000       7,624,313
                                                                                            -------------
   Oil & Gas                                                                                          1.5%
   Devon Energy Corp. 4.900%, due 08/15/08                                      4,000,000       5,560,000
   Hanover Compressor Co. 4.750%, due 01/15/14                                  6,000,000       8,602,500
   Pride International, Inc. 3.250%, due 05/01/33                               1,600,000       2,018,000
   Quicksilver Resources, Inc. 1.875%, due 11/01/24                             3,000,000       4,215,000
   Schlumberger, Ltd. 1.500%, due 06/01/23                                      4,000,000       7,075,000
                                                                                            -------------
                                                                                               27,470,500
                                                                                            -------------
   Pharmaceuticals                                                                                    1.8%
   Alexion Pharmaceuticals, Inc. 1.375%, due 02/01/12                             500,000         719,375
   BioMarin Pharmaceutical, Inc. 3.500%, due 06/15/08                           1,300,000       1,553,500
   BioMarin Pharmaceutical, Inc. 2.500%, due 03/29/13                             500,000         607,500
   CV Therapeutics, Inc. 2.750%, due 05/16/12                                     700,000         711,375
   CV Therapeutics, Inc. 3.250%, due 08/16/13                                   4,000,000       3,535,000
   Decode Genetics, Inc. 3.500%, due 04/15/11                                   4,750,000       3,532,812
   MGI Pharma, Inc. 1.682%/000%, due 03/02/24 (f)                               8,500,000       5,673,750
   Nektar Therapeutics 3.250%, due 09/28/12 (144A) (b)                            900,000         903,375
   SFBC International, Inc. 2.250%, due 08/15/24                                2,000,000       1,855,000
   Teva Pharmaceutical Finance B.V. 0.375%, due 11/15/22                        2,500,000       3,621,875
   Teva Pharmaceutical Industries, Ltd. 0.250%, due 02/01/24                    1,600,000       1,648,000
   Wyeth 5.109%, due 01/15/24 (e)                                               8,000,000       8,724,800
                                                                                            -------------
                                                                                               33,086,362
                                                                                            -------------
   Retail - Multiline                                                                                 0.1%
   Best Buy Co., Inc. 2.250%, due 01/15/22                                        900,000       1,004,625
   Pier 1 Imports, Inc. /6.125% 6.375%, due 02/15/36 (144A) (b)(f)                900,000         825,750
                                                                                            -------------
                                                                                                1,830,375
                                                                                            -------------
   Road & Rail                                                                                        0.5%
   CSX Corp. 0.010%, due 10/30/21 (g)                                           7,500,000       9,290,625
                                                                                            -------------
   Semiconductor Equipment & Products                                                                 0.5%
   Amkor Technology, Inc. 5.000%, due 03/15/07                                  1,100,000       1,101,375
   Cypress Semiconductor Corp. 1.250%, due 06/15/08                             1,800,000       2,252,250
   Intel Corp. 2.950%, due 12/15/35                                             6,000,000       5,460,000
                                                                                            -------------
                                                                                                8,813,625
                                                                                            -------------
   Software                                                                                           0.7%
   Mentor Graphics Corp. 7.018%, due 08/06/23 (e)                                 800,000         830,640
   Mentor Graphics Corp. 6.250%, due 03/01/26 (144A) (b)                          800,000       1,046,000
   Open Solutions, Inc. 1.467%, due 02/02/35                                      575,000         451,962
   Open Solutions, Inc. 1.467%, due 02/02/35 (144A) (b)                         1,925,000       1,513,088
   Openwave Systems, Inc. 2.750%, due 09/09/08                                  2,900,000       2,798,500
   SINA Corp. 0.000%, due 07/15/23 (g)                                          1,200,000       1,476,000
   Symantec Corp. 0.750%, due 06/15/11 (144A) (b)                               4,000,000       4,840,000
                                                                                            -------------
                                                                                               12,956,190
                                                                                            -------------
   Telecommunication Services - Diversified                                                           0.9%
   ADC Telecommunications, Inc. 5.729%, due 06/15/13 (e)                        2,400,000       2,307,000
   Amdocs, Ltd. 0.500%, due 03/15/24                                            1,100,000       1,172,875
   Comverse Technology, Inc. 0.000%, due 05/15/23 (g)                           3,000,000       3,787,500
   Dobson Communications Corp. 1.500%, due 10/01/25 (144A) (b)                    900,000         984,375
   Juniper Networks, Inc. 0.000%, due 06/15/08 (g)                              1,200,000       1,303,500
   NII Holdings, Inc. 2.750%, due 08/15/25 (144A) (b)                           1,600,000       2,322,000
   Qwest Communications International, Inc. 3.500%, due 11/15/25                3,000,000       4,706,250
                                                                                            -------------
                                                                                               16,583,500
                                                                                            -------------
   Telecommunication Services - Wireless                                                              0.1%
   Nextel Communications, Inc. 5.250%, due 01/15/10                             2,500,000       2,471,875
                                                                                            -------------

                                                                                            -------------

   Total Convertible Bonds                                             (Cost $287,926,696)    310,526,572
                                                                                            -------------

                                                                        Met Investors Series Trust
                                                                        Lord Abbett Bond Debenture
                                                                       Portfolio Pro Forma Combined
                                                                     ----------------------------------
   Security Description                                                  Par Amount          Value
   --------------------                                                  ----------          -----
   Domestic Bonds & Debt Securities -- 22.2%                                                       72.7%

   Aerospace & Defense                                                                              1.1%
   Armor Holdings, Inc. 8.250%, due 08/15/13                                  2,000,000       2,090,000
   DRS Technologies, Inc. 6.875%, due 11/01/13                                6,000,000       6,075,000
   Esterline Technologies Corp. 7.750%, due 06/15/13                          3,000,000       3,075,000
   L-3 Communications Corp. 6.125%, due 01/15/14                              6,000,000       5,895,000
   L-3 Communications Corp. 6.375%, due 10/15/15                              2,725,000       2,711,375
                                                                                          -------------
                                                                                             19,846,375
                                                                                          -------------
   Apparel & Textiles                                                                               0.6%
   Hanesbrands, Inc. 8.735%, due 12/15/14 (144A) (b)                          2,500,000       2,556,250
   Levi Strauss & Co. 8.875%, due 04/01/16                                    2,000,000       2,100,000
   Quiksilver, Inc. 6.875%, due 04/15/15                                      6,500,000       6,418,750
                                                                                          -------------
                                                                                             11,075,000
                                                                                          -------------
   Auto Components                                                                                  0.8%
   Accuride Corp. 8.500%, due 02/01/15                                        1,500,000       1,451,250
   Cooper Standard Automotive, Inc. 8.375%, due 12/15/14                      4,100,000       3,249,250
   Lear Corp. 8.500%, due 12/01/13 (144A) (b)                                 3,550,000       3,461,250
   Stanadyne Corp., Series 1 10.000%, due 08/15/14                            2,075,000       2,142,438
   Stanadyne Holdings, Inc. 0.000%/12.000%, due 02/15/15 (c)                  2,750,000       1,883,750
   Tenneco Automotive, Inc. 8.625%, due 11/15/14                              3,375,000       3,459,375
                                                                                          -------------
                                                                                             15,647,313
                                                                                          -------------
   Automobiles                                                                                      1.1%
   Ford Capital BV 9.500%, due 06/01/10                                       1,450,000       1,442,750
   General Motors Corp. 7.200%, due 01/15/11                                 12,560,000      12,214,600
   Williams Scotsman, Inc. 8.500%, due 10/01/15                               7,500,000       7,865,625
                                                                                          -------------
                                                                                             21,522,975
                                                                                          -------------
   Automotive Loans                                                                                 1.9%
   Ford Motor Credit Co.
   7.375%, due 10/28/09                                                       7,350,000       7,370,271
   7.250%, due 10/25/11                                                       8,625,000       8,454,639
   General Motors Acceptance Corp. 7.250%, due 03/02/11                      18,850,000      19,620,249
                                                                                          -------------
                                                                                             35,445,159
                                                                                          -------------
   Building Materials                                                                               0.4%
   Interline Brands, Inc. 8.125%, due 06/15/14                                4,500,000       4,646,250
   Ply Gem Industries, Inc. 9.000%, due 02/15/12                              4,025,000       3,441,375
                                                                                          -------------
                                                                                              8,087,625
                                                                                          -------------
   Building Products                                                                                0.1%
   Ainsworth Lumber Co., Ltd. 7.250%, due 10/01/12                            1,925,000       1,525,563
                                                                                          -------------

   Business Services                                                                                0.7%
   Affinion Group, Inc. 11.500%, due 10/15/15                                 5,300,000       5,631,250
   RH Donnelley Corp. 8.875%, due 01/15/16                                    7,800,000       8,229,000
                                                                                          -------------
                                                                                             13,860,250
                                                                                          -------------
   Chemicals                                                                                        3.0%
   Equistar Chemicals LP 7.550%, due 02/15/26                                 7,815,000       7,463,325
   Hercules, Inc. 6.750%, due 10/15/29                                        6,000,000       5,910,000
   Huntsman International LLC 7.875%, due 11/15/14 (144A) (b)                 3,500,000       3,543,750
   Huntsman LLC 11.500%, due 07/15/12                                         1,320,000       1,494,900
   IMC Global, Inc. 7.300%, due 01/15/28                                        550,000         508,750
   Ineos Group Holdings Plc 8.500%, due 02/15/16 (144A) (b)                   6,750,000       6,480,000
   Lyondell Chemical Co. 8.250%, due 09/15/16                                 7,175,000       7,482,125
   Mosaic Co. The 7.625%, due 12/01/16 (144A) (b)                             4,025,000       4,131,031
   Nalco Co. 8.875%, due 11/15/13                                             5,150,000       5,478,312
   Nova Chemicals Corp. 6.500%, due 01/15/12                                  3,125,000       2,976,563
   Rhodia 8.875%, due 06/01/11                                                3,916,000       4,150,960
   Rockwood Specialties Group, Inc. 7.500%, due 11/15/14                      4,500,000       4,556,250
   Terra Capital, Inc. 11.500%, due 06/01/10                                  1,950,000       2,106,000
                                                                                          -------------
                                                                                             56,281,966
                                                                                          -------------
   Commercial Services & Supplies                                                                   2.3%
   Ashtead Capital, Inc. 9.000%, due 08/15/16 (144A) (b)                      4,000,000       4,300,000
   Avis Budget Car Rental LLC/Avis Budget Finance Inc. 7.625%,
   due 05/15/14 (144A) (b)                                                   10,000,000       9,800,000
   FTI Consulting, Inc. 7.750%, due 10/01/16 (144A) (b)                       4,475,000       4,665,188
   Hertz Corp. 8.875%, due 01/01/14 (144A) (b)                                6,150,000       6,472,875
   Iron Mountain, Inc. 7.750%, due 01/15/15                                   7,000,000       7,175,000
   Rental Services Corp. 9.500%, due 12/01/14 (144A) (b)                      4,650,000       4,801,125
   United Rentals North America, Inc. 7.750%, due 11/15/13                    5,500,000       5,548,125
                                                                                          -------------
                                                                                             42,762,313
                                                                                          -------------
   Communications Equipment                                                                         0.2%
   Ubiquitel Operating Co. 9.875%, due 03/01/11                               2,650,000       2,875,250
                                                                                          -------------

   Computer Software & Processing                                                                   0.1%
   Unisys Corp. 8.000%, due 10/15/12                                          1,200,000       1,192,500
                                                                                          -------------

   Containers & Packaging                                                                           2.4%
   Berry Plastics Holding Corp. 8.875%, due 09/15/14 (144A) (b)              10,350,000      10,557,000
   Crown Cork & Seal, Inc. 7.375%, due 12/15/26                              12,250,000      11,515,000
   Graphic Packaging International Corp. 9.500%, due 08/15/13                 7,750,000       8,215,000
   Owens Brockway Glass Container, Inc. 8.875%, due 02/15/09                  2,637,000       2,709,517
   Owens Brockway Glass Container, Inc. 7.75%, due 05/15/11                   5,500,000       5,678,750
   Owens-Illinois, Inc. 7.500%, due 05/15/10                                  5,000,000       5,043,750
   Stone Container Finance Co. 7.375%, due 07/15/14                           2,170,000       2,028,950
                                                                                          -------------
                                                                                             45,747,967
                                                                                          -------------
   Electric                                                                                         0.7%
   Mirant Americas General LLC 9.125%, due 05/01/31                           7,850,000       8,360,250
   Mirant North America LLC 7.375%, due 12/31/13                              5,000,000       5,100,000
                                                                                          -------------
                                                                                             13,460,250
                                                                                          -------------
   Electric Services                                                                                1.3%
   Duke Energy Co. 5.375%, due 01/01/09                                       6,500,000       6,489,788
   Midwest Generation LLC 8.750%, due 05/01/34                                5,000,000       5,450,000
   Pacific Gas & Electric Co. 4.800%, due 03/01/14                            2,500,000       2,399,878
   PSEG Energy Holdings LLC 8.500%, due 06/15/11                              5,500,000       5,940,000
   Virginia Electric & Power Co. 4.500%, due 12/15/10                         5,000,000       4,848,955
                                                                                          -------------
                                                                                             25,128,621
                                                                                          -------------
   Electric Utilities                                                                               2.1%
   Edison Mission Energy 7.750%, due 06/15/16                                10,350,000      11,022,750
   Mission Energy Holding Co. 13.500%, due 07/15/08                           2,000,000       2,215,000
   Nevada Power Co. 5.875%, due 01/15/15                                      3,500,000       3,501,298
   NRG Energy, Inc. 7.25%, due 02/01/14                                       5,000,000       5,050,000
   NRG Energy, Inc. 7.375%, due 01/15/17                                      4,000,000       4,020,000
   PPL Energy Supply LLC 6.400%, due 11/01/11                                 2,000,000       2,072,662
   Reliant Energy, Inc. 6.750%, due 12/15/14                                  5,400,000       5,305,500
   Reliant Energy, Inc. 9.500%, due 07/15/13                                  5,800,000       6,249,500
                                                                                          -------------
                                                                                             39,436,710
                                                                                          -------------
   Electronic Equipment & Instruments                                                               0.4%
   NXP BV/NXP Funding LLC 9.500%, due 10/15/15 (144A) (b)                     7,725,000       7,984,125
                                                                                          -------------

   Energy                                                                                           0.4%
   Pacific Energy Partners LP / Pacific Energy Finance Corp. 6.250%,
   due 09/15/15                                                               1,000,000         979,256
   Williams Partners LP/Williams Partners Finance Corp. 7.250%, due
   02/01/17 (144A) (b)                                                        5,975,000       6,124,375
                                                                                          -------------
                                                                                              7,103,631
                                                                                          -------------
   Energy Equipment & Services                                                                      0.2%
   Hornbeck Offshore Services, Inc. 6.125%, due 12/01/14                      3,750,000       3,595,313
                                                                                          -------------

   Entertainment & Leisure                                                                          0.9%
   AMC Entertainment, Inc. 8.000%, due 03/01/14                               8,000,000       7,980,000
   AMC Entertainment, Inc. 11.000%, due 02/01/16                              2,350,000       2,649,625
   Cinemark USA, Inc. 9.000%, due 02/01/13                                    2,600,000       2,769,000
   Seneca Gaming Corp. 7.250%, due 05/01/12                                   3,500,000       3,578,750
                                                                                          -------------
                                                                                             16,977,375
                                                                                          -------------
   Environmental Services                                                                           1.2%
   Aleris, International Inc. 10.000%, due 12/15/16 (144A) (b)                4,525,000       4,558,937
   Allied Waste North America, Inc. 5.750%, due 02/15/11                      4,000,000       3,890,000
   Allied Waste North America, Inc. 7.875%, due 04/15/13                      6,000,000       6,217,500
   Allied Waste North America, Inc. 7.250%, due 03/15/15                      7,750,000       7,798,437
                                                                                          -------------
                                                                                             22,464,874
                                                                                          -------------
   Finance - Diversified                                                                            0.3%
   Alamosa Delaware, Inc. 11.000%, due 07/31/10                               1,500,000       1,621,101
   Hughes Network Systems LLC/HNS Finance Corp. 9.500%, due 04/15/14          2,425,000       2,543,219
   JSG Funding 9.625%, due 10/01/12                                           1,850,000       1,970,250
                                                                                          -------------
                                                                                              6,134,570
                                                                                          -------------
   Food & Drug Retailing                                                                            0.2%
   Supervalu, Inc. 7.500%, due 11/15/14                                       3,300,000       3,457,417
                                                                                          -------------

   Food Products                                                                                    0.4%
   Dole Food Co., Inc. 8.750%, due 07/15/13                                   6,200,000       6,045,000
   Land O' Lakes, Inc. 9.000%, due 12/15/10                                   1,900,000       2,025,875
                                                                                          -------------
                                                                                              8,070,875
                                                                                          -------------
   Food Retailers                                                                                   0.8%
   Dominos, Inc. 8.250%, due 07/01/11                                         4,183,000       4,355,549
   Ingles Markets, Inc. 8.875%, due 12/01/11                                  5,000,000       5,237,500
   Stater Brothers Holdings, Inc. 8.125%, due 06/15/12                        5,825,000       5,941,500
                                                                                          -------------
                                                                                             15,534,549
                                                                                          -------------
   Health Care Equipment & Supplies                                                                 0.9%
   Alliance Imaging 7.250%, due 12/15/12                                      2,975,000       2,841,125
   CDRV Investors, Inc. 0.000%/9.625%%, due 01/01/15 (c)                      6,050,000       4,719,000
   Fresenius Med Cap Trust II 7.875%, due 02/01/08                            1,050,000       1,068,375
   Hanger Orthopedic Group, Inc. 10.250%, due 06/01/1                         2,450,000       2,541,875
   Vanguard Health Holding Co. II 9.000%, due 10/01/14                        5,000,000       5,087,500
                                                                                          -------------
                                                                                             16,257,875
                                                                                          -------------
   Health Care Providers & Services                                                                 2.4%
   Ameripath, Inc. 10.500%, due 04/01/13                                      5,500,000       5,981,250
   Bio-Rad Laboratories, Inc. 6.125%, due 12/15/14                            6,000,000       5,835,000
   DaVita, Inc. 7.250%, due 03/15/15                                          7,500,000       7,687,500
   HCA Inc. 9.125%, due 11/15/14 (144A) (b)                                   5,100,000       5,463,375
   HCA, Inc. 6.375%, due 01/15/15                                             5,500,000       4,675,000
   Select Medical Corp. 7.625%, due 02/01/15                                  2,825,000       2,358,875
   Tenet Healthcare Corp. 7.375%, due 02/01/13                                3,525,000       3,256,219
   Tenet Healthcare Corp. 9.875%, due 07/01/14                                3,000,000       3,067,500
   Tenet Healthcare Corp. 9.25%, due 02/01/15                                 3,500,000       3,517,500
   UnitedHealth Group, Inc. 4.875%, due 04/01/13                              3,000,000       2,904,876
   Tenet Healthcare Corp. 9.250%, due 02/01/15                                  250,000         251,250
                                                                                          -------------
                                                                                             44,998,345
                                                                                          -------------
   Homebuilders                                                                                     0.3%
   Beazer Homes USA, Inc. 6.500%, due 11/15/13                                5,000,000       4,900,000
   William Lyon Homes, Inc. 10.750%, due 04/01/13                             1,500,000       1,436,250
                                                                                          -------------
                                                                                              6,336,250
                                                                                          -------------
   Hotels, Restaurants & Leisure                                                                    5.1%
   Boyd Gaming Corp. 8.750%, due 04/15/12                                     3,125,000       3,281,250
   Boyd Gaming Corp. 7.125%, due 02/01/16                                     4,500,000       4,500,000
   Dennys Holdings, Inc. 10.000%, due 10/01/12                                5,000,000       5,300,000
   Friendly Ice Cream Corp. 8.375%, due 06/15/12                              2,000,000       1,895,000
   Gaylord Entertainment Co. 8.000%, due 11/15/13                             7,675,000       8,001,187
   Gaylord Entertainment Co. 6.750%, due 11/15/14                             5,000,000       4,987,500
   Hard Rock Hotel, Inc. 8.875%, due 06/01/13                                 6,000,000       6,547,500
   Isle of Capri Casinos, Inc. 9.000%, due 03/15/12                           3,000,000       3,150,000
   Isle of Capri Casinos, Inc. 7.000%, due 03/01/14                           9,000,000       9,000,000
   Landry's Restaurants, Inc. 7.500%, due 12/15/14                            6,700,000       6,582,750
   Las Vegas Sands Corp. 6.375%, due 02/15/15                                 6,000,000       5,842,500
   Mandalay Resort Group 9.375%, due 02/15/10                                 2,000,000       2,150,000
   MGM Mirage, Inc. 6.750%, due 09/01/12                                      6,500,000       6,435,000
   Park Place Entertainment Corp. 9.375%, due 02/15/07                        1,750,000       1,756,562
   Premier Entertainment Biloxi LLC 10.750%, due 02/01/12                     3,100,000       3,208,500
   River Rock Entertainment Authority 9.750%, due 11/01/11                    4,850,000       5,165,250
   Scientific Games Corp. 6.250%, due 12/15/12                                2,500,000       2,456,250
   Station Casinos, Inc. 6.500%, due 02/01/14                                 4,500,000       4,021,875
   Turning Stone Casino Resort Enterprise 9.125%, due 09/15/14
   (144A) (b)                                                                 7,350,000       7,564,625
   Wynn Las Vegas LLC/Wynn Las Vegas Capital 6.625%, due 12/01/14             4,500,000       4,494,375
                                                                                          -------------
                                                                                             96,340,124
                                                                                          -------------
   Household Durables                                                                               0.3%
   Standard Pacific Corp. 7.000%, due 08/15/15                                6,000,000       5,805,000
                                                                                          -------------

   Industrial - Diversified                                                                         0.4%
   Clarke American Corp. 11.750%, due 12/15/13                                3,500,000       3,762,500
   Park - Ohio Industries, Inc. 8.375%, due 11/15/14                          4,250,000       3,984,375
   RBS Global, Inc./Rexnord Corp. 11.750%, due 08/01/16 (144A) (b)              200,000         210,000
                                                                                          -------------
                                                                                              7,956,875
                                                                                          -------------
   Machinery                                                                                        0.2%
   Gardner Denver, Inc. 8.000%, due 05/01/13                                  4,100,000       4,284,500
   Manitowoc  Co., Inc. 7.125%, due 11/01/13                                    350,000         355,250
                                                                                          -------------
                                                                                              4,639,750
                                                                                          -------------
   Media                                                                                            4.6%
   Allbritton Communications Co. 7.750%, due 12/15/12                         7,500,000       7,612,500
   Barrington Broadcasting Group LLC and Barrington Broadcasting
   Capital Corp. 10.500%, due 08/15/14 (144A) (b)                               400,000         408,000
   CCH I LLC/CCH I Capital Corp. 11.000%, due 10/01/15                       12,600,000      12,993,750
   Century Communications Corp. - Class A 9.500%, due 03/01/05 (d)            1,850,000       2,247,750
   Charter Communications 10.250%, due 09/15/10                               4,540,000       4,772,675
   DirecTV Holdings LLC/DirecTV Financing Co. 8.375%, due 03/15/13            1,625,000       1,698,125
   DirecTV Holdings LLC/DirecTV Financing Co. 6.375%, due 06/15/15            8,000,000       7,710,000
   EchoStar DBS Corp. 6.375%, due 10/01/11                                    6,000,000       5,977,500
   EchoStar DBS Corp. 7.125%, due 02/01/06 (144A) (b)                         6,000,000       6,030,000
   FrontierVision Operating Partners LP, Series B 11.875%, due
   09/15/07 (d)                                                               1,000,000       1,330,000
   Idearc, Inc. 8.000%, due 11/15/16 (144A) (b)                                 500,000         510,000
   Interpublic Group of Cos., Inc. 6.250%, due 11/15/14                       2,485,000       2,323,475
   Lin Television Corp. 6.500%, due 05/15/13                                  7,000,000       6,702,500
   Mediacom Broadband LLC 8.500%, due 10/15/15                                3,000,000       3,052,499
   Mediacom LLC 9.500%, due 01/15/13                                          6,760,000       6,996,600
   Paxson Communications Corp. 11.624%, due 01/15/13 (144A) (b)(e)            2,000,000       2,035,000
   Radio One, Inc. 6.375%, due 02/15/13                                       2,000,000       1,880,000
   Sinclair Broadcast Group, Inc. 8.000%, due 03/15/12                        2,107,000       2,186,013
   Sinclair Broadcast Group, Inc. 8.750%, due 12/15/11                        2,000,000       2,092,500
   Warner Music Group 7.375%, due 04/15/14                                    7,500,000       7,462,500
                                                                                          -------------
                                                                                             86,021,387
                                                                                          -------------
   Metals & Mining                                                                                  1.4%
   AK Steel Corp. 7.750%, due 06/15/12                                        4,000,000       4,050,000
   Allegheny Ludlum Corp. 6.950%, due 12/15/25                                4,000,000       4,100,000
   Century Aluminum Co. 7.500%, due 08/15/14                                  3,500,000       3,565,625
   Novelis, Inc. 7.250%, due 02/15/15 (144A) (b)                              6,200,000       6,029,500
   Peabody Energy Corp. 5.875%, due 04/15/16                                  4,500,000       4,410,000
   Peabody Energy Corp. 7.375%, due 11/01/16                                  3,500,000       3,727,500
   Timken Co. 5.750%, due 02/15/10                                            1,500,000       1,485,297
                                                                                          -------------
                                                                                             27,367,922
                                                                                          -------------
   Office Furnishings & Supplies                                                                    0.2%
   ACCO Brands Corp. 7.625%, due 08/15/15                                     3,425,000       3,382,188
                                                                                          -------------

   Oil & Gas                                                                                        6.6%
   Airgas, Inc. 6.250%, due 07/15/14                                          4,000,000       3,880,000
   Chesapeake Energy Corp. 6.250%, due 01/15/18                              10,000,000       9,675,000
   Colorado Interstate Gas Co. 6.800%, due 11/15/15                             200,000         208,956
   Dynegy Holdings, Inc. 6.875%, due 04/01/11                                 2,375,000       2,386,875
   Dynegy Holdings, Inc. 8.375%, due 05/01/16                                 5,775,000       6,092,625
   El Paso Corp. 7.000%, due 05/15/11                                        15,350,000      16,002,375
   El Paso Corp. 7.750%, due 01/15/32                                         4,500,000       4,950,000
   El Paso Production Holding Co. 7.750%, due 06/01/13                        3,000,000       3,153,750
   Ferrellgas LP 6.750%, due 05/01/14                                         5,500,000       5,376,250
   Ferrellgas Partners LLP 8.750%, due 06/15/12                               4,000,000       4,120,000
   Foundation Pennsylvania Coal Co. 7.250%, due 08/01/14                      5,100,000       5,214,750
   Grant Prideco, Inc. 6.125%, due 08/15/15                                   3,000,000       2,940,000
   Hanover Compressor Co. 8.625%, due 12/15/10                                3,000,000       3,150,000
   Hanover Compressor Co. 7.500%, due 04/15/13                                1,850,000       1,877,750
   Inergy LP/Inergy Finance Corp. 8.250%, due 03/01/16                        5,500,000       5,802,500
   KCS Energy, Inc. 7.125%, due 04/01/12                                      5,000,000       4,887,500
   Kerr-McGee Corp. 6.950%, due 07/01/24                                      6,000,000       6,406,512
   MarkWest Energy Partners LP / MarkWest Energy Finance Corp.
   6.875%, due 11/01/14                                                       5,000,000       4,850,000
   MarkWest Energy Partners LP / MarkWest Energy Finance Corp.
   8.500%, due 07/15/16 (144A) (b)                                              825,000         858,000
   Pioneer Natural Resources Co., Series A 7.200%, due 01/15/28               1,510,000       1,429,765
   Pogo Producing Co. 6.625%, due 03/15/15                                    8,500,000       8,138,750
   Pride International, Inc. 7.375%, due 07/15/14                             1,500,000       1,556,250
   Quicksilver Resources, Inc. 7.125%, due 04/01/16                           2,400,000       2,358,000
   Range Resources Corp. 7.375%, due 07/15/13                                 2,575,000       2,652,250
   SEMCO Energy, Inc. 7.125%, due 05/15/08                                    8,000,000       8,031,952
   Sonat, Inc. 7.625%, due 07/15/11                                           1,500,000       1,597,500
   Williams Companies, Inc. 7.875%, due 09/01/21                              6,950,000       7,488,625
                                                                                          -------------
                                                                                            125,085,935
                                                                                          -------------
   Oil & Gas Exploration & Production                                                               1.4%
   Chesapeake Energy Corp. 7.625%, due 07/15/13                                 300,000         317,625
   Complete Production Services, Inc. 8.000%, due 12/15/16 (144A) (b)         6,250,000       6,406,250
   Dresser-Rand Group, Inc. 7.375%, due 11/01/14                              4,750,000       4,809,375
   Forest Oil Corp. 8.000%, due 06/15/08                                      1,500,000       1,543,125
   Houston Exploration Co. 7.000%, due 06/15/13                               6,175,000       6,051,500
   Tesoro Corp. 6.250%, due 11/01/12                                          6,500,000       6,500,000
                                                                                          -------------
                                                                                             25,627,875
                                                                                          -------------
   Paper & Forest Products                                                                          2.3%
   Abitibi-Consolidated, Inc. 8.550%, due 08/01/10                            8,352,000       7,976,160
   Bowater, Inc. 6.500%, due 06/15/13                                         4,225,000       3,876,437
   Bowater, Inc. 9.500%, due 10/15/12                                         4,000,000       4,160,000
   Buckeye Technologies, Inc. 8.000%, due 10/15/10                            5,600,000       5,628,000
   Domtar, Inc. 7.875%, due 10/15/11                                          4,175,000       4,352,438
   Jefferson Smurfit Corp. 8.250%, due 10/01/12                               1,750,000       1,715,000
   Jefferson Smurfit Corp. 7.500%, due 06/01/13                               4,000,000       3,780,000
   Norske Skog Canada 7.375%, due 03/01/14                                    6,500,000       6,191,250
   Rock-Tenn Co. 8.200%, due 08/15/11                                         2,575,000       2,729,500
   Tembec Industries, Inc. 7.750%, due 03/15/12                               2,000,000       1,180,000
   Tembec Industries, Inc. (Yankee) 8.625%, due 06/30/09                      2,350,000       1,621,500
                                                                                          -------------
                                                                                             43,210,285
                                                                                          -------------
   Personal Products                                                                                0.3%
   Playtex Products, Inc. 9.375%, due 06/01/11                                5,000,000       5,237,500
                                                                                          -------------

   Pharmaceuticals                                                                                  0.9%
   Angiotech Pharmaceuticals, Inc. 7.750%, due 04/01/14 (144A) (b)            5,000,000       4,375,000
   Mylan Laboratories, Inc. 6.375%, due 08/15/15                              6,700,000       6,666,500
   Warner Chilcott Corp. 8.750%, due 02/01/15                                 5,671,000       5,841,130
                                                                                          -------------
                                                                                             16,882,630
                                                                                          -------------
   Publishing                                                                                       0.8%
   Dex Media West, Series B 9.875%, due 08/15/13                              3,418,000       3,742,710
   Idearc, Inc. 8.000%, due 11/15/16 (144A) (b)                              12,000,000      12,240,000
                                                                                          -------------
                                                                                             15,982,710
                                                                                          -------------
   Real Estate                                                                                      0.6%
   Felcor Lodging LP (REIT) 8.500%, due 06/01/11                              2,260,000       2,418,200
   Host Marriott LP (REIT) 7.000%, due 08/15/12                               6,150,000       6,273,000
   Host Marriott LP (REIT) 6.375%, due 03/15/15                               3,000,000       2,973,750
                                                                                          -------------
                                                                                             11,664,950
                                                                                          -------------
   Retail - Multiline                                                                               1.3%
   Bon-Ton Stores, Inc. (The) 10.250%, due 03/15/14                           3,200,000       3,288,000
   Brookstone Co., Inc. 12.000%, due 10/15/12                                 2,950,000       2,898,376
   Linens 'n Things, Inc. 10.999%, due 01/15/14                               5,025,000       4,899,375
   Michaels Stores, Inc. 10.000%, due 11/01/14 (144A) (b)                     3,000,000       3,135,000
   Neiman Marcus Group, Inc. (The) 9.000%, due 10/15/15                       1,825,000       2,000,656
   Rite Aid Corp. 8.125%, due 05/01/10                                        6,500,000       6,670,625
   Rite Aid Corp. 6.875%, due 08/15/13                                        2,200,000       1,963,500
                                                                                          -------------
                                                                                             24,855,532
                                                                                          -------------
   Semiconductor Equipment & Products                                                               0.5%
   Freescale Semiconductor, Inc. 8.875%, due 12/15/14 (144A) (b)              9,650,000       9,615,813
                                                                                          -------------

   Software                                                                                         1.1%
   Sensus Metering Systems, Inc. 8.625%, due 12/15/13                         4,000,000       4,020,000
   Serena Software, Inc. 10.375%, due 03/15/16                                3,500,000       3,731,875
   Sungard Data Systems, Inc. 9.125%, due 08/15/13                            5,750,000       6,066,250
   Sungard Data Systems, Inc. 10.250%, due 08/15/15 (144A) (b)                6,400,000       6,864,000
                                                                                          -------------
                                                                                             20,682,125
                                                                                          -------------
   Telecommunication Services - Diversified                                                         3.6%
   Cincinnati Bell, Inc. 7.000%, due 02/15/15                                17,300,000      17,841,250
   Hellas Telecommunications Luxembourg II 11.115%, due 01/15/15
   (144A) (b)                                                                 4,000,000       4,035,000
   Intelsat Bermuda, Ltd. 9.250%, due 06/15/16 (144A) (b)                     2,650,000       2,862,000
   Intelsat Subsidiary Holding Co. Ltd. 8.250%, due 01/15/13                  7,000,000       7,140,000
   Nordic Telephone Holdings Co. 8.875%, due 05/01/16 (144A) (b)              7,625,000       8,196,875
   Qwest Capital Funding, Inc. 7.900%, due 08/15/10                          13,100,000      13,705,875
   Qwest Communications International, Inc. 7.250%, due 02/15/11              7,500,000       7,706,250
   Qwest Corp. 7.625%, due 06/15/15                                           2,000,000       2,150,000
   Syniverse Technologies, Inc. 7.750%, due 08/15/13                          5,250,000       5,263,125
                                                                                          -------------
                                                                                             68,900,375
                                                                                          -------------
   Telecommunication Services - Wireless                                                            2.3%
   Centennial Communications Corp. 10.000%, due 01/01/13                      8,000,000       8,550,000
   Dobson Communications Corp. 8.875%, due 10/01/13                           8,750,000       8,957,812
   Nextel Communications, Inc. 7.375%, due 08/01/15                           7,000,000       7,184,877
   Nextel Partners, Inc. 8.125%, due 07/01/11                                 5,900,000       6,172,875
   Rogers Wireless Communications, Inc. 7.250%, due 12/15/12                  2,650,000       2,822,250
   Rural Cellular Corp. 9.750%, due 01/15/10                                  9,300,000       9,602,250
                                                                                          -------------
                                                                                             43,290,064
                                                                                          -------------
   Textiles, Apparel & Luxury Goods                                                                 0.8%
   Elizabeth Arden, Inc. 7.750%, due 01/15/14                                 8,800,000       8,910,000
   INVISTA, Inc. 9.250%, due 05/01/12 (144A) (b)                              5,600,000       6,034,000
                                                                                          -------------
                                                                                             14,944,000
                                                                                          -------------
   Transportation                                                                                   0.7%
   Bristow Group, Inc. 6.125%, due 06/15/13                                   7,460,000       7,087,000
   CHC Helicopter Corp. 7.375%, due 05/01/14                                  6,000,000       5,812,500
                                                                                          -------------
                                                                                             12,899,500
                                                                                          -------------
   U.S. Government & Agency Obligations                                                            10.1%
   Federal Home Loan Mortgage Corp. 5.750%, due 04/15/08                     47,000,000      47,361,900
   Federal National Mortgage Assoc.
   6.000%, due 02/01/34-04/01/36                                            105,139,811     105,956,939
   6.500%, due 07/01/35-09/01/36                                             36,350,567      37,056,947
                                                                                          -------------
                                                                                            190,375,786
                                                                                          -------------

                                                                                          -------------

   Total Domestic Bonds & Debt Securities                          (Cost $1,356,499,902)  1,373,579,362
                                                                                          -------------

   Convertible Bonds --                                                                            16.6%
   Aerospace & Defense                                                                              1.4%
   AAR Corp. 1.750%, due 02/01/26 (144A) (b)                                    900,000       1,057,500
   Alliant Techsystems, Inc. 2.750%, due 02/15/24                             2,000,000       2,207,500
   Armor Holdings, Inc. 2.000%, due 11/01/24 (f)                                800,000         968,000
   DRS Technologies, Inc. 2.000%, due 02/01/26 (144A) (b)                       100,000         105,750
   EDO Corp. 4.000%, due 11/15/25                                             5,800,000       5,611,500
   L-3 Communications Corp. 3.000%, due 08/01/35 (144A) (b)                   1,500,000       1,582,500
   L-3 Communications Corp. 3.000%, due 08/01/35                              3,800,000       4,009,000
   Lockheed Martin Corp. 5.124%, due 08/15/33 (e)                             8,400,000      11,188,884
                                                                                          -------------
                                                                                             26,730,634
                                                                                          -------------
   Airlines                                                                                         0.1%
   Frontier Airlines, Inc. 5.000%, due 12/15/25                               1,000,000         977,500
                                                                                          -------------

   Banks                                                                                            0.1%
   BNP Paribas 6.700%, due 12/14/07 (144A) (b)                                2,000,000       2,035,200
                                                                                          -------------

   Biotechnology                                                                                    1.1%
   Amgen, Inc. 0.000%, due 03/01/32 (144A) (b)(g)                             2,000,000       1,507,500
   Amgen, Inc. 0.125%, due 02/01/11                                           5,000,000       4,900,000
   Genzyme Corp. 1.250%, due 12/01/23                                         7,150,000       7,471,750
   InterMune, Inc. 0.250%, due 03/01/11 (a)                                   1,000,000       1,501,250
   Millipore Corp. 3.750%, due 06/01/26 (a)                                   6,000,000       6,202,500
                                                                                          -------------
                                                                                             21,583,000
                                                                                          -------------
   Building Materials                                                                               0.1%
   Masco Corp., Series B 2.113%, due 07/20/31 (g)                             4,500,000       2,131,875
                                                                                          -------------
   Business Services                                                                                0.2%
   Omnicom Group, Inc. 0.000%, due 07/01/38 (g)                               3,640,000       3,949,400
                                                                                          -------------
   Commercial Services & Supplies                                                                   0.8%
   Charles River Associates, Inc. 2.875%, due 06/15/34                        4,500,000       6,615,000
   Euronet Worldwide, Inc. 3.500%, due 10/15/25                               1,100,000       1,175,625
   FTI Consulting, Inc. 3.750%, due 07/15/12                                  6,700,000       7,738,500
                                                                                          -------------
                                                                                             15,529,125
                                                                                          -------------
   Computers & Peripherals                                                                          0.4%
   Cadence Design Systems, Inc. 1.375%, due 12/15/11 (144A) (b)               1,800,000       1,827,000
   Electronics For Imaging, Inc. 1.500%, due 06/01/23                           800,000         888,000
   SanDisk Corp. 1.000%, due 05/15/13                                         5,000,000       4,450,000
                                                                                          -------------
                                                                                              7,165,000
                                                                                          -------------
   Construction Materials                                                                           0.4%
   Fluor Corp. 1.500%, due 02/15/24                                           5,000,000       7,493,750
                                                                                          -------------
   Electronic Equipment & Instruments                                                               0.8%
   Flir Systems, Inc. 3.000%, due 06/01/23                                    5,000,000       7,712,500
   LSI Logic Corp. 4.000%, due 05/15/10                                       7,000,000       7,218,750
                                                                                          -------------
                                                                                             14,931,250
                                                                                          -------------
   Financial - Diversified                                                                          0.7%
   Lehman Brothers Holdings, Inc. 0.450%, due 12/27/13                        6,000,000       5,999,400
   Merrill Lynch & Co., Inc. 0.000%, due 03/13/32 (g)                         1,500,000       1,997,550
   Morgan Stanley Group, Inc. 1.000%, due 03/30/12 (144A) (b)                 3,780,000       4,543,560
                                                                                          -------------
                                                                                             12,540,510
                                                                                          -------------
   Health Care Equipment & Supplies                                                                 0.6%
   American Medical Systems Holdings Inc. 3.250%, due 07/01/36                1,450,000       1,698,313
   Invitrogen Corp. 1.500%, due 02/15/24                                      1,800,000       1,545,750
   Invitrogen Corp. 3.250%, due 06/15/25                                      6,500,000       6,150,625
   Medtronic, Inc. 1.500%, due 04/15/11                                       1,300,000       1,384,500
                                                                                          -------------
                                                                                             10,779,188
                                                                                          -------------
   Health Care Providers & Services                                                                 0.9%
   Alza Corp. 0.561%, due 07/28/20 (g)                                        8,000,000       7,300,000
   Five Star Quality Care Inc. 3.750%, due 10/15/26 (144A) (b)                  200,000         219,500
   LifePoint Hospitals, Inc. 3.250%, due 08/15/25 (144A) (b)                  1,400,000       1,265,250
   Manor Care, Inc. 1.875%/2.125%, due 08/01/35 (f)                           5,000,000       5,675,000
   Omnicare, Inc. 3.250%, due 12/15/35                                          875,000         763,438
   Pacificare Health Systems, Inc. 3.000%, due 10/15/32                         700,000       2,691,500
                                                                                          -------------
                                                                                             17,914,688
                                                                                          -------------
   Hotels, Restaurants & Leisure                                                                    0.6%
   Hilton Hotels Corp. 3.375%, due 04/15/23                                   6,950,000      10,998,375
                                                                                          -------------
   Industrial - Diversified                                                                         0.6%
   3M Co. 2.400%, due 11/21/32 (e)(g)                                         1,200,000       1,101,000
   Actuant Corp. 2.000%, due 11/15/23                                         1,400,000       1,844,500
   Danaher Corp. 1.407%, due 01/22/21 (g)                                     1,600,000       1,708,000
   Roper Industries, Inc. 1.481%/0.000%, due 01/15/34 (f)                    10,580,000       6,929,900
                                                                                          -------------
                                                                                             11,583,400
                                                                                          -------------
   Leisure Equipment & Products                                                                     0.0%
   Carnival Corp. 1.132%/0.000% due 04/29/33 (f)                                700,000         512,750
                                                                                          -------------
   Media                                                                                            1.3%
   Liberty Media Corp. 4.000%, due 11/15/29                                   1,700,000       1,143,250
   Liberty Media Corp. 3.500%, due 01/15/31                                   5,500,000       5,513,750
   Liberty Media Corp. 3.250%, due 03/15/31                                   8,250,000       6,919,687
   Sinclair Broadcast Group, Inc. 6.000%, due 09/15/12                        5,000,000       4,600,000
   Sinclair Broadcast Group, Inc. 4.875%/2.000% due 07/15/18 (f)              3,000,000       2,756,250
   Walt Disney Co. 2.125%, due 04/15/23                                       3,500,000       4,270,000
                                                                                          -------------
                                                                                             25,202,937
                                                                                          -------------
   Metals & Mining                                                                                  0.4%
   Placer Dome, Inc. 2.750%, due 10/15/23                                     5,550,000       7,624,313
                                                                                          -------------
   Oil & Gas                                                                                        1.5%
   Devon Energy Corp. 4.900%, due 08/15/08                                    4,200,000       5,838,000
   Hanover Compressor Co. 4.750%, due 01/15/14                                6,000,000       8,602,500
   Pride International, Inc. 3.250%, due 05/01/33                             1,600,000       2,018,000
   Quicksilver Resources, Inc. 1.875%, due 11/01/24                           3,000,000       4,215,000
   Schlumberger, Ltd. 1.500%, due 06/01/23                                    4,000,000       7,075,000
                                                                                          -------------
                                                                                             27,748,500
                                                                                          -------------
   Pharmaceuticals                                                                                  1.8%
   Alexion Pharmaceuticals, Inc. 1.375%, due 02/01/12                           500,000         719,375
   BioMarin Pharmaceutical, Inc. 3.500%, due 06/15/08                         1,300,000       1,553,500
   BioMarin Pharmaceutical, Inc. 2.500%, due 03/29/13                           500,000         607,500
   CV Therapeutics, Inc. 2.750%, due 05/16/12                                   700,000         711,375
   CV Therapeutics, Inc. 3.250%, due 08/16/13                                 4,250,000       3,755,938
   Decode Genetics, Inc. 3.500%, due 04/15/11                                 4,750,000       3,532,812
   MGI Pharma, Inc. 1.682%/000%, due 03/02/24 (f)                             8,900,000       5,940,750
   Nektar Therapeutics 3.250%, due 09/28/12 (144A) (b)                          900,000         903,375
   SFBC International, Inc. 2.250%, due 08/15/24                              2,000,000       1,855,000
   Teva Pharmaceutical Finance B.V. 0.375%, due 11/15/22                      2,500,000       3,621,875
   Teva Pharmaceutical Industries, Ltd. 0.250%, due 02/01/24                  1,600,000       1,648,000
   Wyeth 5.109%, due 01/15/24 (e)                                             8,000,000       8,724,800
                                                                                          -------------
                                                                                             33,574,300
                                                                                          -------------
   Retail - Multiline                                                                               0.1%
   Best Buy Co., Inc. 2.250%, due 01/15/22                                      900,000       1,004,625
   Pier 1 Imports, Inc. /6.125% 6.375%, due 02/15/36 (144A) (b)(f)              900,000         825,750
                                                                                          -------------
                                                                                              1,830,375
                                                                                          -------------
   Road & Rail                                                                                      0.5%
   CSX Corp. 0.010%, due 10/30/21 (g)                                         7,800,000       9,662,250
                                                                                          -------------

   Semiconductor Equipment & Products                                                               0.5%
   Amkor Technology, Inc. 5.000%, due 03/15/07                                1,100,000       1,101,375
   Cypress Semiconductor Corp. 1.250%, due 06/15/08                           1,800,000       2,252,250
   Intel Corp. 2.950%, due 12/15/35                                           6,000,000       5,460,000
                                                                                          -------------
                                                                                              8,813,625
                                                                                          -------------
   Software                                                                                         0.7%
   Mentor Graphics Corp. 7.018%, due 08/06/23 (e)                               800,000         830,640
   Mentor Graphics Corp. 6.250%, due 03/01/26 (144A) (b)                        800,000       1,046,000
   Open Solutions, Inc. 1.467%, due 02/02/35                                    575,000         451,962
   Open Solutions, Inc. 1.467%, due 02/02/35 (144A) (b)                       1,925,000       1,513,088
   Openwave Systems, Inc. 2.750%, due 09/09/08                                2,900,000       2,798,500
   SINA Corp. 0.000%, due 07/15/23 (g)                                        1,200,000       1,476,000
   Symantec Corp. 0.750%, due 06/15/11 (144A) (b)                             4,000,000       4,840,000
                                                                                          -------------
                                                                                             12,956,190
                                                                                          -------------
   Telecommunication Services - Diversified                                                         0.9%
   ADC Telecommunications, Inc. 5.729%, due 06/15/13 (e)                      2,400,000       2,307,000
   Amdocs, Ltd. 0.500%, due 03/15/24                                          1,100,000       1,172,875
   Comverse Technology, Inc. 0.000%, due 05/15/23 (g)                         3,000,000       3,787,500
   Dobson Communications Corp. 1.500%, due 10/01/25 (144A) (b)                  900,000         984,375
   Juniper Networks, Inc. 0.000%, due 06/15/08 (g)                            1,200,000       1,303,500
   NII Holdings, Inc. 2.750%, due 08/15/25 (144A) (b)                         1,600,000       2,322,000
   Qwest Communications International, Inc. 3.500%, due 11/15/25              3,100,000       4,863,125
                                                                                          -------------
                                                                                             16,740,375
                                                                                          -------------
   Telecommunication Services - Wireless                                                            0.1%
   Nextel Communications, Inc. 5.250%, due 01/15/10                           2,500,000       2,471,875
                                                                                          -------------

                                                                                          -------------

   Total Convertible Bonds                                           (Cost $290,656,459)    313,480,385
                                                                                          -------------

                                                                                        Shares           Value
                                                                                     ------------    -------------
   Common Stocks --                                                                                           71.2%
   Banks                                                                                                       2.3%
   Bank of America Corp.                                                                   21,000        1,121,190
   Royal Bank of Scotland Group Plc                                                        27,553        1,071,182
   Commerce Bancorp, Inc.
                                                                                                     -------------
                                                                                                         2,192,372
                                                                                                     -------------
   Beverages                                                                                                   1.1%
   Coca-Cola Amatil, Ltd.                                                                 166,713        1,020,186
   Constellation Brands, Inc. *
                                                                                                     -------------
                                                                                                         1,020,186
                                                                                                     -------------
   Chemicals                                                                                                   5.0%
   Chemtura Corp.                                                                         128,500        1,237,455
   Eastman Chemical Co.                                                                    33,500        1,986,885
   Monsanto Co.                                                                            27,400        1,439,322
   Mosaic Co. *
   Potash Corp. of Saskatchewan, Inc.
                                                                                                     -------------
                                                                                                         4,663,662
                                                                                                     -------------
   Commercial Services & Supplies                                                                              5.5%
   Allied Waste Industries, Inc. *
   R.H. Donnelley Corp.
   R. R. Donnelley & Sons Co.                                                              60,900        2,164,386
   Sabre Holdings Corp.
   The ServiceMaster Co.                                                                  151,000        1,979,610
   Waste Management, Inc.                                                                  27,300        1,003,821
                                                                                                     -------------
                                                                                                         5,147,817
                                                                                                     -------------
   Communications Equipment & Services                                                                         1.1%
   Avaya, Inc. *                                                                           72,221        1,009,650
   JDS Uniphase Corp. *
   Tellabs, Inc. *
                                                                                                     -------------
                                                                                                         1,009,650
                                                                                                     -------------
   Containers & Packaging                                                                                      1.6%
   Ball Corp.                                                                              35,200        1,534,720
   Pactiv Corp. *
                                                                                                     -------------
                                                                                                         1,534,720
                                                                                                     -------------
   Electric Utilities                                                                                          4.4%
   Ameren Corp.                                                                            35,400        1,902,042
   CMS Energy Corp. *
   Northeast Utilities
   Puget Energy, Inc.                                                                      88,700        2,249,432
                                                                                                     -------------
                                                                                                         4,151,474
                                                                                                     -------------
   Electronic Equipment & Instruments                                                                          1.0%
   Hubbell, Inc. - Class B                                                                 20,400          922,284
                                                                                                     -------------

   Energy Equipment & Services                                                                                 1.7%
   GlobalSantaFe Corp.                                                                     28,000        1,645,840
   Rowan Companies, Inc.
                                                                                                     -------------
                                                                                                         1,645,840
                                                                                                     -------------
   Finance - Diversified                                                                                       0.5%
   CI Financial Income Fund                                                                21,100          483,775
                                                                                                     -------------

   Food & Drug Retailing
   Safeway, Inc.

   Food Products                                                                                               5.7%
   Cadbury Schweppes Plc                                                                  102,112        1,092,862
   H.J. Heinz Co.                                                                          40,600        1,827,406
   Kellogg Co.                                                                             33,900        1,697,034
   Kraft Foods, Inc. - Class A                                                             22,200          792,540
                                                                                                     -------------
                                                                                                         5,409,842
                                                                                                     -------------
   Food Retailers
   Kroger Co. (The)

   Health Care Equipment & Supplies
   Bausch & Lomb, Inc.

   Health Care Providers & Services
   Aetna, Inc.

   Hotels, Restaurants & Leisure                                                                               1.2%
   Brinker International, Inc.
   McDonald's Corp.                                                                        25,600        1,134,848
   OSI Restaurant Partners, Inc.
                                                                                                     -------------
                                                                                                         1,134,848
                                                                                                     -------------
   Household Durables                                                                                          5.8%
   American Greetings Corp. - Class A
   Newell Rubbermaid, Inc.                                                                 65,600        1,899,120
   Snap-On, Inc.                                                                           29,000        1,381,560
   Tupperware Corp.                                                                        96,100        2,172,821
                                                                                                     -------------
                                                                                                         5,453,501
                                                                                                     -------------
   Household Products                                                                                          0.5%
   Henkel KGaA                                                                              3,736          484,011
                                                                                                     -------------

   Insurance                                                                                                   6.6%
   ACE, Ltd.                                                                               32,000        1,938,240
   Conseco, Inc. *
   Everest Reinsurance Group, Ltd.
   Genworth Financial, Inc. - Class A
   PartnerRe, Ltd.                                                                         19,700        1,399,291
   PMI Group, Inc. (The)
   SAFECO Corp.                                                                            15,700          982,035
   XL Capital, Ltd. - Class A                                                              26,000        1,872,520
   Chubb Corp. (The)
                                                                                                     -------------
                                                                                                         6,192,086
                                                                                                     -------------
   Internet Software & Services
   McAfee, Inc. *
   Openwave Systems, Inc. *

   IT Consulting & Services
   Affiliated Computer Services, Inc. - Class A *

   Machinery
   Cummins, Inc.
   Timken Co. (The)

   Media                                                                                                       2.7%
   Charter Communications, Inc. *
   Clear Channel Communications, Inc.                                                      57,900        2,057,766
   Interpublic Group of Cos., Inc. *                                                       39,122          478,853
                                                                                                     -------------
                                                                                                         2,536,619
                                                                                                     -------------
   Oil & Gas                                                                                                   7.3%
   Chevron Corp.                                                                           26,700        1,963,251
   EOG Resources, Inc.                                                                     17,600        1,099,120
   Halliburton Co.                                                                         50,800        1,577,340
   NiSource, Inc.                                                                          94,200        2,270,220
   Southwest Gas Corp.
                                                                                                     -------------
                                                                                                         6,909,931
                                                                                                     -------------
   Paper & Forest Products                                                                                     3.9%
   Bowater, Inc.                                                                           81,200        1,827,000
   MeadWestvaco Corp.                                                                      61,900        1,860,714
   PT Indah Kiat Pulp & Paper Corp. *
                                                                                                     -------------
                                                                                                         3,687,714
                                                                                                     -------------
   Pharmaceuticals                                                                                             3.7%
   Bristol-Myers Squibb Co.                                                                80,300        2,113,496
   King Pharmaceuticals, Inc. *
   Mylan Laboratories, Inc.                                                                68,650        1,370,254
                                                                                                     -------------
                                                                                                         3,483,750
                                                                                                     -------------
   Real Estate
   Host Hotels & Resorts, Inc. (REIT)

   Retail - Multiline                                                                                          1.0%
   Federated Department Stores, Inc.                                                       23,870          910,163
                                                                                                     -------------

   Retail - Specialty                                                                                          3.2%
   Foot Locker, Inc.
   Kesa Electricals Plc                                                                   164,913        1,091,830
   OfficeMax, Inc.                                                                         37,900        1,881,735
                                                                                                     -------------
                                                                                                         2,973,565
                                                                                                     -------------
   Software
   Cadence Design Systems, Inc. *
   Sybase, Inc. *

   Telecommunication Services - Diversified                                                                    3.7%
   ADC Telecommunications, Inc. *
   AT&T, Inc.                                                                              77,200        2,759,900
   CenturyTel, Inc.
   Embarq Corp.
   Level 3 Communications, Inc. *
   Qwest Communications International, Inc. *
   Sprint Nextel Corp.
   Verizon Communications, Inc.                                                            18,300          681,492
                                                                                                     -------------
                                                                                                         3,441,392
                                                                                                     -------------
   Trading Companies & Distributors                                                                            1.7%
   Genuine Parts Co.                                                                       34,400        1,631,592
   W.W. Grainger, Inc.
                                                                                                     -------------
                                                                                                         1,631,592
                                                                                                     -------------

                                                                                                     -------------
   Total Common Stocks                                                          (Cost $57,356,810)      67,020,794
                                                                                                     -------------

   Preferred Stocks
   Automobiles
   Ford Motor Co. 6.500%, due 01/15/32

   Banks
   Marshall & Ilsley Corp. 6.500%, due 08/15/07
   Sovereign Capital Trust IV 4.375%, due 03/01/34

   Commercial Services & Supplies
   United Rentals Trust I 6.500%, due 08/01/28

   Electric Utilities
   NRG Energy, Inc. 4.000%, due 12/31/49
   NRG Energy, Inc. 5.750%, due 03/16/09

   Financial - Diversified
   Lehman Brothers Holdings, Inc. 6.250%, due 12/15/06
   Morgan Stanley 9.500%, due 05/12/07 (144A) (b)

   Health Care Providers & Services
   Omnicare, Inc., Series B 4.000%, due 06/15/33

   Insurance
   XL Capital Ltd. 7.000%, due 02/15/09

   Media
   Interpublic Group of Cos., Inc. - Series B 5.250%, due 12/31/49 (144A) (b)

   Oil & Gas
   Chesapeake Energy Corp. 4.500%, due 12/31/49
   El Paso Corp. 4.990%, due 12/31/49
   Williams Cos., Inc. 5.500%, due 06/01/33

   Pharmaceuticals
   Schering Plough Corp. 6.000%, due 09/14/07

   Real Estate
   Simon Property Group, Inc. (REIT) 6.000%, due 12/31/49

   U.S. Government Agency
   Federal National Mortgage Assoc. 5.375%, due 12/31/49

   Utilities
   PNM Resources, Inc. 6.750%, due 05/16/08

   Total Preferred Stocks

   Convertible Preferred Stocks --                                                                             2.0%
   Banks                                                                                                       0.3%
   Marshall & Ilsley Corp. 6.500%, due 08/15/07                                            10,000          272,700
                                                                                                     -------------

   Electronic Equipment & Instruments                                                                          0.5%
   CMS Energy Corp. 4.500%, due 12/31/49                                                    5,000          438,750
                                                                                                     -------------

   Finance - Diversified
   Morgan Stanley 7.300%, due 12/14/07 (144A) (b)

   Insurance                                                                                                   0.5%
   Fortis Insurance N.V. 7.750%, due 1/26/08 (144A) (b)                                       150          213,574
   XL Capital Ltd. 7.000%, due 02/15/09                                                    10,000          265,000
                                                                                                     -------------
                                                                                                           478,574
                                                                                                     -------------
   Oil & Gas                                                                                                   0.7%
   El Paso Corp. 4.990%, due 12/31/49                                                         500          663,750
                                                                                                     -------------

                                                                                                     -------------
   Total Convertible Preferred Stocks                                            (Cost $1,504,961)       1,853,774
                                                                                                     -------------

   Short-Term Investment                                                                                       1.0%
   State Street Bank & Trust Co., Repurchase Agreement dated 12/29/06
   to be repurchased on 1/02/07                                                           952,000          952,000

                                                                                                              99.5%
                                                                                                     -------------

   TOTAL INVESTMENTS --                                                         (Cost $83,032,240)      93,654,579
                                                                                                     -------------
                                                                                                               0.5%
                                                                                                     -------------
   Other Assets and Liabilities (net) --                                                                   464,934
                                                                                                     -------------

                                                                                                     -------------
   TOTAL NET ASSETS -- 100.0%                                                                           94,119,513
                                                                                                     =============

                                                                                        Shares           Value
                                                                                     ------------    -------------
   Common Stocks --                                                                                           96.7%
   Banks
   Bank of America Corp.
   Royal Bank of Scotland Group Plc
   Commerce Bancorp, Inc.

   Beverages                                                                                                   1.0%
   Coca-Cola Amatil, Ltd.                                                                 177,287        3,620,201
   Constellation Brands, Inc. *
                                                                                                     -------------
                                                                                                         3,620,201
                                                                                                     -------------
   Chemicals                                                                                                   6.7%
   Chemtura Corp.                                                                         443,200        4,268,016
   Eastman Chemical Co.                                                                   119,900        7,111,269
   Monsanto Co.                                                                            79,300        4,165,629
   Mosaic Co. *                                                                           325,700        6,956,952
   Potash Corp. of Saskatchewan, Inc.                                                      13,434        1,927,510
                                                                                                     -------------
                                                                                                        24,429,376
                                                                                                     -------------
   Commercial Services & Supplies                                                                              8.9%
   Allied Waste Industries, Inc. *                                                        318,200        3,910,678
   R.H. Donnelley Corp.                                                                   145,000        9,095,850
   R. R. Donnelley & Sons Co.                                                             232,724        8,271,011
   Sabre Holdings Corp.                                                                   342,500       10,922,325
   The ServiceMaster Co.
   Waste Management, Inc.
                                                                                                     -------------
                                                                                                        32,199,864
                                                                                                     -------------
   Communications Equipment & Services                                                                         4.6%
   Avaya, Inc. *                                                                          546,300        7,637,274
   JDS Uniphase Corp. *                                                                   233,237        3,885,728
   Tellabs, Inc. *                                                                        518,500        5,319,810
                                                                                                     -------------
                                                                                                        16,842,812
                                                                                                     -------------
   Containers & Packaging                                                                                      3.7%
   Ball Corp.                                                                             185,500        8,087,800
   Pactiv Corp. *                                                                         152,100        5,428,449
                                                                                                     -------------
                                                                                                        13,516,249
                                                                                                     -------------
   Electric Utilities                                                                                          6.8%
   Ameren Corp.                                                                           127,600        6,855,948
   CMS Energy Corp. *                                                                     434,400        7,254,480
   Northeast Utilities                                                                    271,300        7,639,808
   Puget Energy, Inc.                                                                     118,700        3,010,232
                                                                                                     -------------
                                                                                                        24,760,468
                                                                                                     -------------
   Electronic Equipment & Instruments                                                                          1.6%
   Hubbell, Inc. - Class B                                                                126,400        5,714,544
                                                                                                     -------------

   Energy Equipment & Services                                                                                 1.9%
   GlobalSantaFe Corp.                                                                    115,300        6,777,334
   Rowan Companies, Inc.
                                                                                                     -------------
                                                                                                         6,777,334
                                                                                                     -------------
   Finance - Diversified
   CI Financial Income Fund

   Food & Drug Retailing                                                                                       1.4%
   Safeway, Inc.                                                                          144,600        4,997,376
                                                                                                     -------------

   Food Products
   Cadbury Schweppes Plc
   H.J. Heinz Co.
   Kellogg Co.
   Kraft Foods, Inc. - Class A

   Food Retailers                                                                                              1.2%
   Kroger Co. (The)                                                                       188,100        4,339,467
                                                                                                     -------------

   Health Care Equipment & Supplies                                                                            1.1%
   Bausch & Lomb, Inc.                                                                     79,100        4,117,946
                                                                                                     -------------

   Health Care Providers & Services                                                                            1.0%
   Aetna, Inc.                                                                             86,000        3,713,480
                                                                                                     -------------

   Hotels, Restaurants & Leisure                                                                               2.7%
   Brinker International, Inc.                                                            159,750        4,818,060
   McDonald's Corp.
   OSI Restaurant Partners, Inc.                                                          125,200        4,907,840
                                                                                                     -------------
                                                                                                         9,725,900
                                                                                                     -------------
   Household Durables                                                                                          4.3%
   American Greetings Corp. - Class A                                                     159,900        3,816,813
   Newell Rubbermaid, Inc.                                                                122,900        3,557,955
   Snap-On, Inc.                                                                          111,700        5,321,388
   Tupperware Corp.                                                                       129,900        2,937,039
                                                                                                     -------------
                                                                                                        15,633,195
                                                                                                     -------------
   Household Products
   Henkel KGaA

   Insurance                                                                                                   9.1%
   ACE, Ltd.                                                                               56,100        3,397,977
   Conseco, Inc. *                                                                        213,300        4,261,734
   Everest Reinsurance Group, Ltd.                                                         34,100        3,345,551
   Genworth Financial, Inc. - Class A                                                      95,800        3,277,318
   PartnerRe, Ltd.                                                                         99,100        7,039,073
   PMI Group, Inc. (The)                                                                   31,000        1,462,270
   SAFECO Corp.                                                                            56,000        3,502,800
   XL Capital, Ltd. - Class A                                                              94,300        6,791,486
   Chubb Corp. (The)
                                                                                                     -------------
                                                                                                        33,078,209
                                                                                                     -------------
   Internet Software & Services                                                                                2.2%
   McAfee, Inc. *                                                                         251,800        7,146,084
   Openwave Systems, Inc. *                                                                80,000          738,400
                                                                                                     -------------
                                                                                                         7,884,484
                                                                                                     -------------
   IT Consulting & Services
   Affiliated Computer Services, Inc. - Class A *

   Machinery                                                                                                   2.3%
   Cummins, Inc.                                                                           27,200        3,214,496
   Timken Co. (The)                                                                       174,700        5,097,746
                                                                                                     -------------
                                                                                                         8,312,242
                                                                                                     -------------
   Media                                                                                                       4.9%
   Charter Communications, Inc. *
   Clear Channel Communications, Inc.                                                     234,800        8,344,792
   Interpublic Group of Cos., Inc. *                                                      781,600        9,566,784
                                                                                                     -------------
                                                                                                        17,911,576
                                                                                                     -------------
   Oil & Gas                                                                                                   6.0%
   Chevron Corp.
   EOG Resources, Inc.                                                                    104,200        6,507,290
   Halliburton Co.                                                                        191,700        5,952,285
   NiSource, Inc.                                                                         306,000        7,374,600
   Southwest Gas Corp.                                                                     47,500        1,822,575
                                                                                                     -------------
                                                                                                        21,656,750
                                                                                                     -------------
   Paper & Forest Products                                                                                     2.8%
   Bowater, Inc.                                                                          185,100        4,164,750
   MeadWestvaco Corp.                                                                     203,500        6,117,210
   PT Indah Kiat Pulp & Paper Corp. *
                                                                                                     -------------
                                                                                                        10,281,960
                                                                                                     -------------
   Pharmaceuticals                                                                                             4.0%
   Bristol-Myers Squibb Co.
   King Pharmaceuticals, Inc. *                                                           455,500        7,251,560
   Mylan Laboratories, Inc.                                                               367,775        7,340,789
                                                                                                     -------------
                                                                                                        14,592,349
                                                                                                     -------------
   Real Estate                                                                                                 1.2%
   Host Hotels & Resorts, Inc. (REIT)                                                     172,100        4,225,055
                                                                                                     -------------

   Retail - Multiline                                                                                          0.8%
   Federated Department Stores, Inc.                                                       78,988        3,011,813
                                                                                                     -------------

   Retail - Specialty                                                                                          3.3%
   Foot Locker, Inc.                                                                      210,400        4,614,072
   Kesa Electricals Plc
   OfficeMax, Inc.                                                                        152,000        7,546,800
                                                                                                     -------------
                                                                                                        12,160,872
                                                                                                     -------------
   Software                                                                                                    3.3%
   Cadence Design Systems, Inc. *                                                         378,600        6,780,726
   Sybase, Inc. *                                                                         203,600        5,028,920
                                                                                                     -------------
                                                                                                        11,809,646
                                                                                                     -------------
   Telecommunication Services - Diversified                                                                    6.9%
   ADC Telecommunications, Inc. *                                                         316,700        4,601,651
   AT&T, Inc.
   CenturyTel, Inc.                                                                        85,500        3,732,930
   Embarq Corp.                                                                           109,800        5,771,088
   Level 3 Communications, Inc. *                                                         210,300        1,177,680
   Qwest Communications International, Inc. *                                           1,149,900        9,624,663
   Sprint Nextel Corp.
   Verizon Communications, Inc.
                                                                                                     -------------
                                                                                                        24,908,012
                                                                                                     -------------
   Trading Companies & Distributors                                                                            3.0%
   Genuine Parts Co.                                                                      137,700        6,531,111
   W.W. Grainger, Inc.                                                                     60,200        4,210,388
                                                                                                     -------------
                                                                                                        10,741,499
                                                                                                     -------------

                                                                                                     -------------
   Total Common Stocks                                                         (Cost $279,607,647)     350,962,679
                                                                                                     -------------

   Preferred Stocks
   Automobiles
   Ford Motor Co. 6.500%, due 01/15/32

   Banks
   Marshall & Ilsley Corp. 6.500%, due 08/15/07
   Sovereign Capital Trust IV 4.375%, due 03/01/34

   Commercial Services & Supplies
   United Rentals Trust I 6.500%, due 08/01/28

   Electric Utilities
   NRG Energy, Inc. 4.000%, due 12/31/49
   NRG Energy, Inc. 5.750%, due 03/16/09

   Financial - Diversified
   Lehman Brothers Holdings, Inc. 6.250%, due 12/15/06
   Morgan Stanley 9.500%, due 05/12/07 (144A) (b)

   Health Care Providers & Services
   Omnicare, Inc., Series B 4.000%, due 06/15/33

   Insurance
   XL Capital Ltd. 7.000%, due 02/15/09

   Media
   Interpublic Group of Cos., Inc. - Series B 5.250%, due 12/31/49 (144A) (b)

   Oil & Gas
   Chesapeake Energy Corp. 4.500%, due 12/31/49
   El Paso Corp. 4.990%, due 12/31/49
   Williams Cos., Inc. 5.500%, due 06/01/33

   Pharmaceuticals
   Schering Plough Corp. 6.000%, due 09/14/07

   Real Estate
   Simon Property Group, Inc. (REIT) 6.000%, due 12/31/49

   U.S. Government Agency
   Federal National Mortgage Assoc. 5.375%, due 12/31/49

   Utilities
   PNM Resources, Inc. 6.750%, due 05/16/08

   Total Preferred Stocks

   Convertible Preferred Stocks --
   Banks
   Marshall & Ilsley Corp. 6.500%, due 08/15/07

   Electronic Equipment & Instruments
   CMS Energy Corp. 4.500%, due 12/31/49

   Finance - Diversified
   Morgan Stanley 7.300%, due 12/14/07 (144A) (b)

   Insurance
   Fortis Insurance N.V. 7.750%, due 1/26/08 (144A) (b)
   XL Capital Ltd. 7.000%, due 02/15/09

   Oil & Gas
   El Paso Corp. 4.990%, due 12/31/49

   Total Convertible Preferred Stocks

   Short-Term Investment                                                                                       2.4%
   State Street Bank & Trust Co., Repurchase Agreement dated 12/29/06
   to be repurchased on 1/02/07                                                         8,868,000        8,868,000

                                                                                                              99.1%
                                                                                                     -------------

   TOTAL INVESTMENTS --                                                        (Cost $288,475,647)     359,830,679
                                                                                                     -------------
                                                                                                               0.9%
                                                                                                     -------------
   Other Assets and Liabilities (net) --                                                                 3,291,771
                                                                                                     -------------

                                                                                                     -------------
   TOTAL NET ASSETS -- 100.0%                                                                          363,122,450
                                                                                                     =============

                                                                                        Shares           Value
                                                                                     ------------    -------------
   Common Stocks --                                                                                            1.0%
   Banks                                                                                                       0.1%
   Bank of America Corp.
   Royal Bank of Scotland Group Plc
   Commerce Bancorp, Inc.                                                                  49,400        1,742,338
                                                                                                     -------------
                                                                                                         1,742,338
                                                                                                     -------------
   Beverages                                                                                                   0.2%
   Coca-Cola Amatil, Ltd.
   Constellation Brands, Inc. *                                                           146,380        4,247,948
                                                                                                     -------------
                                                                                                         4,247,948
                                                                                                     -------------
   Chemicals
   Chemtura Corp.
   Eastman Chemical Co.
   Monsanto Co.
   Mosaic Co. *
   Potash Corp. of Saskatchewan, Inc.

   Commercial Services & Supplies
   Allied Waste Industries, Inc. *
   R.H. Donnelley Corp.
   R. R. Donnelley & Sons Co. Sabre Holdings Corp. The ServiceMaster Co. Waste
   Management, Inc.

   Communications Equipment & Services                                                                         0.2%
   Avaya, Inc. *                                                                          215,301        3,009,908
   JDS Uniphase Corp. *
   Tellabs, Inc. *
                                                                                                     -------------
                                                                                                         3,009,908
                                                                                                     -------------
   Containers & Packaging
   Ball Corp.
   Pactiv Corp. *

   Electric Utilities
   Ameren Corp.
   CMS Energy Corp. *
   Northeast Utilities
   Puget Energy, Inc.

   Electronic Equipment & Instruments
   Hubbell, Inc. - Class B

   Energy Equipment & Services                                                                                 0.0%
   GlobalSantaFe Corp.
   Rowan Companies, Inc.                                                                   14,200          471,440
                                                                                                     -------------
                                                                                                           471,440
                                                                                                     -------------
   Finance - Diversified
   CI Financial Income Fund

   Food & Drug Retailing
   Safeway, Inc.

   Food Products
   Cadbury Schweppes Plc
   H.J. Heinz Co.
   Kellogg Co.
   Kraft Foods, Inc. - Class A

   Food Retailers
   Kroger Co. (The)

   Health Care Equipment & Supplies
   Bausch & Lomb, Inc.

   Health Care Providers & Services
   Aetna, Inc.

   Hotels, Restaurants & Leisure
   Brinker International, Inc.
   McDonald's Corp.
   OSI Restaurant Partners, Inc.

   Household Durables
   American Greetings Corp. - Class A
   Newell Rubbermaid, Inc.
   Snap-On, Inc.
   Tupperware Corp.

   Household Products
   Henkel KGaA

   Insurance                                                                                                   0.2%
   ACE, Ltd.
   Conseco, Inc. *
   Everest Reinsurance Group, Ltd.
   Genworth Financial, Inc. - Class A
   PartnerRe, Ltd.
   PMI Group, Inc. (The)
   SAFECO Corp.
   XL Capital, Ltd. - Class A
   Chubb Corp. (The)                                                                       70,020        3,704,758
                                                                                                     -------------
                                                                                                         3,704,758
                                                                                                     -------------
   Internet Software & Services                                                                                0.0%
   McAfee, Inc. *
   Openwave Systems, Inc. *

   IT Consulting & Services
   Affiliated Computer Services, Inc. - Class A *                                          16,100          786,324
                                                                                                     -------------

   Machinery
   Cummins, Inc.
   Timken Co. (The)

   Media                                                                                                       0.2%
   Charter Communications, Inc. *                                                         166,500          509,490
   Clear Channel Communications, Inc.
   Interpublic Group of Cos., Inc. *                                                      296,294        3,626,638
                                                                                                     -------------
                                                                                                         4,136,128
                                                                                                     -------------
   Oil & Gas
   Chevron Corp.
   EOG Resources, Inc.
   Halliburton Co.
   NiSource, Inc.
   Southwest Gas Corp.

   Paper & Forest Products                                                                                     0.0%
   Bowater, Inc.
   MeadWestvaco Corp.
   PT Indah Kiat Pulp & Paper Corp. *                                                   1,867,500          195,191
                                                                                                     -------------
                                                                                                           195,191
                                                                                                     -------------
   Pharmaceuticals
   Bristol-Myers Squibb Co.
   King Pharmaceuticals, Inc. *
   Mylan Laboratories, Inc.

   Real Estate
   Host Hotels & Resorts, Inc. (REIT)

   Retail - Multiline
   Federated Department Stores, Inc.

   Retail - Specialty
   Foot Locker, Inc.
   Kesa Electricals Plc
   OfficeMax, Inc.

   Software
   Cadence Design Systems, Inc. *
   Sybase, Inc. *

   Telecommunication Services - Diversified                                                                    0.0%
   ADC Telecommunications, Inc. *
   AT&T, Inc.
   CenturyTel, Inc.
   Embarq Corp.
   Level 3 Communications, Inc. *
   Qwest Communications International, Inc. *
   Sprint Nextel Corp.                                                                     21,000          396,690
   Verizon Communications, Inc.
                                                                                                     -------------
                                                                                                           396,690
                                                                                                     -------------
   Trading Companies & Distributors
   Genuine Parts Co.
   W.W. Grainger, Inc.

                                                                                                     -------------
   Total Common Stocks                                                          (Cost $17,295,803)      18,690,725
                                                                                                     -------------

   Preferred Stocks                                                                                            3.7%
   Automobiles                                                                                                 0.1%
   Ford Motor Co. 6.500%, due 01/15/32                                                     60,000        2,052,000
                                                                                                     -------------

   Banks                                                                                                       0.5%
   Marshall & Ilsley Corp. 6.500%, due 08/15/07                                           300,000        8,181,000
   Sovereign Capital Trust IV 4.375%, due 03/01/34                                         31,400        1,562,150
                                                                                                     -------------
                                                                                                         9,743,150
                                                                                                     -------------
   Commercial Services & Supplies                                                                              0.1%
   United Rentals Trust I 6.500%, due 08/01/28                                             29,929        1,466,521
                                                                                                     -------------

   Electric Utilities                                                                                          0.4%
   NRG Energy, Inc. 4.000%, due 12/31/49                                                      900        1,338,750
   NRG Energy, Inc. 5.750%, due 03/16/09                                                   25,000        6,746,875
                                                                                                     -------------
                                                                                                         8,085,625
                                                                                                     -------------
   Financial - Diversified                                                                                     0.4%
   Lehman Brothers Holdings, Inc. 6.250%, due 12/15/06                                    140,000        3,852,800
   Morgan Stanley 9.500%, due 05/12/07 (144A) (b)                                          60,000        3,247,800
                                                                                                     -------------
                                                                                                         7,100,600
                                                                                                     -------------
   Health Care Providers & Services                                                                            0.0%
   Omnicare, Inc., Series B 4.000%, due 06/15/33                                           15,300          822,222
                                                                                                     -------------

   Insurance                                                                                                   0.1%
   XL Capital Ltd. 7.000%, due 02/15/09                                                    40,000        1,060,000
                                                                                                     -------------

   Media                                                                                                       0.1%
   Interpublic Group of Cos., Inc. - Series B 5.250%, due 12/31/49 (144A) (b)               1,440        1,593,000
                                                                                                     -------------

   Oil & Gas                                                                                                   0.9%
   Chesapeake Energy Corp. 4.500%, due 12/31/49                                            45,000        4,196,250
   El Paso Corp. 4.990%, due 12/31/49                                                       4,000        5,310,000
   Williams Cos., Inc. 5.500%, due 06/01/33                                                65,000        7,978,750
                                                                                                     -------------
                                                                                                        17,485,000
                                                                                                     -------------
   Pharmaceuticals                                                                                             0.4%
   Schering Plough Corp. 6.000%, due 09/14/07                                             120,000        6,826,800
                                                                                                     -------------

   Real Estate                                                                                                 0.1%
   Simon Property Group, Inc. (REIT) 6.000%, due 12/31/49                                  15,200        1,237,280
                                                                                                     -------------

   U.S. Government Agency                                                                                      0.1%
   Federal National Mortgage Assoc. 5.375%, due 12/31/49                                       15        1,500,219
                                                                                                     -------------

   Utilities                                                                                                   0.6%
   PNM Resources, Inc. 6.750%, due 05/16/08                                               200,000       10,568,000
                                                                                                     -------------

                                                                                                     -------------
   Total Preferred Stocks                                                       (Cost $65,300,860)      69,540,417
                                                                                                     -------------
   Convertible Preferred Stocks --                                                                             0.1%
   Banks
   Marshall & Ilsley Corp. 6.500%, due 08/15/07

   Electronic Equipment & Instruments
   CMS Energy Corp. 4.500%, due 12/31/49

   Finance - Diversified                                                                                       0.1%
   Morgan Stanley 7.300%, due 12/14/07 (144A) (b)                                         100,000        1,780,000
                                                                                                     -------------

   Insurance
   Fortis Insurance N.V. 7.750%, due 1/26/08 (144A) (b)
   XL Capital Ltd. 7.000%, due 02/15/09

   Oil & Gas
   El Paso Corp. 4.990%, due 12/31/49

                                                                                                     -------------
   Total Convertible Preferred Stocks                                            (Cost $1,668,430)       1,780,000
                                                                                                     -------------

   Short-Term Investment                                                                                        4.3%
   State Street Bank & Trust Co., Repurchase Agreement dated 12/29/06
   to be repurchased on 1/02/07                                                        80,558,000       80,558,000

                                                                                                              98.5%
                                                                                                     --------------

   TOTAL INVESTMENTS --                                                      (Cost $1,788,760,985)   1,833,800,878
                                                                                                     -------------
                                                                                                               1.5%
                                                                                                     -------------
   Other Assets and Liabilities (net) --                                                                28,192,068
                                                                                                     -------------

                                                                                                     -------------
   TOTAL NET ASSETS -- 100.0%                                                                        1,861,992,946
                                                                                                     =============

                                                                                        Shares           Value
                                                                                     ------------    -------------
   Common Stocks --                                                                                           97.0%
   Banks                                                                                                       0.5%
   Bank of America Corp.                                                                   21,000        1,121,190
   Royal Bank of Scotland Group Plc                                                        27,553        1,071,182
   Commerce Bancorp, Inc.                                                                      --               --
                                                                                                     -------------
                                                                                                         2,192,372
                                                                                                     -------------
   Beverages                                                                                                   1.1%
   Coca-Cola Amatil, Ltd.                                                                 344,000        4,640,387
   Constellation Brands, Inc. *                                                                --               --
                                                                                                     -------------
                                                                                                         4,640,387
                                                                                                     -------------
   Chemicals                                                                                                   6.8%
   Chemtura Corp.                                                                         571,700        5,505,471
   Eastman Chemical Co.                                                                   153,400        9,098,154
   Monsanto Co.                                                                           106,700        5,604,951
   Mosaic Co. *                                                                           325,700        6,956,952
   Potash Corp. of Saskatchewan, Inc.                                                      13,434        1,927,510
                                                                                                     -------------
                                                                                                        29,093,038
                                                                                                     -------------
   Commercial Services & Supplies                                                                              8.7%
   Allied Waste Industries, Inc. *                                                        318,200        3,910,678
   R.H. Donnelley Corp.                                                                   145,000        9,095,850
   R. R. Donnelley & Sons Co.                                                             293,624       10,435,397
   Sabre Holdings Corp.                                                                   342,500       10,922,325
   The ServiceMaster Co.                                                                  151,000        1,979,610
   Waste Management, Inc.                                                                  27,300        1,003,821
                                                                                                     -------------
                                                                                                        37,347,681
                                                                                                     -------------
   Communications Equipment & Services                                                                         4.1%
   Avaya, Inc. *                                                                          618,521        8,646,924
   JDS Uniphase Corp. *                                                                   233,237        3,885,728
   Tellabs, Inc. *                                                                        518,500        5,319,810
                                                                                                     -------------
                                                                                                        17,852,462
                                                                                                     -------------
   Containers & Packaging                                                                                      3.5%
   Ball Corp.                                                                             220,700        9,622,520
   Pactiv Corp. *                                                                         152,100        5,428,449
                                                                                                     -------------
                                                                                                        15,050,969
                                                                                                     -------------
   Electric Utilities                                                                                          6.7%
   Ameren Corp.                                                                           163,000        8,757,990
   CMS Energy Corp. *                                                                     434,400        7,254,480
   Northeast Utilities                                                                    271,300        7,639,808
   Puget Energy, Inc.                                                                     207,400        5,259,664
                                                                                                     -------------
                                                                                                        28,911,942
                                                                                                     -------------
   Electronic Equipment & Instruments                                                                          1.5%
   Hubbell, Inc. - Class B                                                                146,800        6,636,828
                                                                                                     -------------

   Energy Equipment & Services                                                                                 2.0%
   GlobalSantaFe Corp.                                                                    143,300        8,423,174
   Rowan Companies, Inc.                                                                       --               --
                                                                                                     -------------
                                                                                                         8,423,174
                                                                                                     -------------
   Finance - Diversified                                                                                       0.1%
   CI Financial Income Fund                                                                21,100          483,775
                                                                                                     -------------

   Food & Drug Retailing                                                                                       1.2%
   Safeway, Inc.                                                                          144,600        4,997,376
                                                                                                     -------------

   Food Products                                                                                               1.3%
   Cadbury Schweppes Plc                                                                  102,112        1,092,862
   H.J. Heinz Co.                                                                          40,600        1,827,406
   Kellogg Co.                                                                             33,900        1,697,034
   Kraft Foods, Inc. - Class A                                                             22,200          792,540
                                                                                                     -------------
                                                                                                         5,409,842
                                                                                                     -------------
   Food Retailers                                                                                              1.0%
   Kroger Co. (The)                                                                       188,100        4,339,467
                                                                                                     -------------

   Health Care Equipment & Supplies                                                                            1.0%
   Bausch & Lomb, Inc.                                                                     79,100        4,117,946
                                                                                                     -------------

   Health Care Providers & Services                                                                            0.9%
   Aetna, Inc.                                                                             86,000        3,713,480
                                                                                                     -------------

   Hotels, Restaurants & Leisure                                                                               2.5%
   Brinker International, Inc.                                                            159,750        4,818,060
   McDonald's Corp.                                                                        25,600        1,134,848
   OSI Restaurant Partners, Inc.                                                          125,200        4,907,840
                                                                                                     -------------
                                                                                                        10,860,748
                                                                                                     -------------
   Household Durables                                                                                          4.9%
   American Greetings Corp. - Class A                                                     159,900        3,816,813
   Newell Rubbermaid, Inc.                                                                188,500        5,457,075
   Snap-On, Inc.                                                                          140,700        6,702,948
   Tupperware Corp.                                                                       226,000        5,109,860
                                                                                                     -------------
                                                                                                        21,086,696
                                                                                                     -------------
   Household Products                                                                                          0.1%
   Henkel KGaA                                                                              3,736          484,011
                                                                                                     -------------

   Insurance                                                                                                   9.1%
   ACE, Ltd.                                                                               88,100        5,336,217
   Conseco, Inc. *                                                                        213,300        4,261,734
   Everest Reinsurance Group, Ltd.                                                         34,100        3,345,551
   Genworth Financial, Inc. - Class A                                                      95,800        3,277,318
   PartnerRe, Ltd.                                                                        118,800        8,438,364
   PMI Group, Inc. (The)                                                                   31,000        1,462,270
   SAFECO Corp.                                                                            71,700        4,484,835
   XL Capital, Ltd. - Class A                                                             120,300        8,664,006
   Chubb Corp. (The)                                                                           --               --
                                                                                                     -------------
                                                                                                        39,270,295
                                                                                                     -------------
   Internet Software & Services                                                                                1.8%
   McAfee, Inc. *                                                                         251,800        7,146,084
   Openwave Systems, Inc. *                                                                80,000          738,400
                                                                                                     -------------
                                                                                                         7,884,484
                                                                                                     -------------
   IT Consulting & Services
   Affiliated Computer Services, Inc. - Class A *

   Machinery                                                                                                   1.9%
   Cummins, Inc.                                                                           27,200        3,214,496
   Timken Co. (The)                                                                       174,700        5,097,746
                                                                                                     -------------
                                                                                                         8,312,242
                                                                                                     -------------
   Media                                                                                                       4.7%
   Charter Communications, Inc. *
   Clear Channel Communications, Inc.                                                     292,700       10,402,558
   Interpublic Group of Cos., Inc. *                                                      820,722       10,045,637
                                                                                                     -------------
                                                                                                        20,448,195
                                                                                                     -------------
   Oil & Gas                                                                                                   6.6%
   Chevron Corp.                                                                           26,700        1,963,251
   EOG Resources, Inc.                                                                    121,800        7,606,410
   Halliburton Co.                                                                        242,500        7,529,625
   NiSource, Inc.                                                                         400,200        9,644,820
   Southwest Gas Corp.                                                                     47,500        1,822,575
                                                                                                     -------------
                                                                                                        28,566,681
                                                                                                     -------------
   Paper & Forest Products                                                                                     3.2%
   Bowater, Inc.                                                                          266,300        5,991,750
   MeadWestvaco Corp.                                                                     265,400        7,977,924
   PT Indah Kiat Pulp & Paper Corp. *                                                          --               --
                                                                                                     -------------
                                                                                                        13,969,674
                                                                                                     -------------
   Pharmaceuticals                                                                                             4.2%
   Bristol-Myers Squibb Co.                                                                80,300        2,113,496
   King Pharmaceuticals, Inc. *                                                           455,500        7,251,560
   Mylan Laboratories, Inc.                                                               436,425        8,711,043
                                                                                                     -------------
                                                                                                        18,076,099
                                                                                                     -------------
   Real Estate                                                                                                 1.0%
   Host Hotels & Resorts, Inc. (REIT)                                                     172,100        4,225,055
                                                                                                     -------------

   Retail - Multiline                                                                                          0.9%
   Federated Department Stores, Inc.                                                      102,858        3,921,976
                                                                                                     -------------

   Retail - Specialty                                                                                          3.5%
   Foot Locker, Inc.                                                                      210,400        4,614,072
   Kesa Electricals Plc                                                                   164,913        1,091,830
   OfficeMax, Inc.                                                                        189,900        9,428,535
                                                                                                     -------------
                                                                                                        15,134,437
                                                                                                     -------------
   Software                                                                                                    2.7%
   Cadence Design Systems, Inc. *                                                         378,600        6,780,726
   Sybase, Inc. *                                                                         203,600        5,028,920
                                                                                                     -------------
                                                                                                        11,809,646
                                                                                                     -------------
   Telecommunication Services - Diversified                                                                    6.6%
   ADC Telecommunications, Inc. *                                                         316,700        4,601,651
   AT&T, Inc.                                                                              77,200        2,759,900
   CenturyTel, Inc.                                                                        85,500        3,732,930
   Embarq Corp.                                                                           109,800        5,771,088
   Level 3 Communications, Inc. *                                                         210,300        1,177,680
   Qwest Communications International, Inc. *                                           1,149,900        9,624,663
   Sprint Nextel Corp.                                                                         --               --
   Verizon Communications, Inc.                                                            18,300          681,492
                                                                                                     -------------
                                                                                                        28,349,404
                                                                                                     -------------
   Trading Companies & Distributors                                                                            2.9%
   Genuine Parts Co.                                                                      172,100        8,162,703
   W.W. Grainger, Inc.                                                                     60,200        4,210,388
                                                                                                     -------------
                                                                                                        12,373,091
                                                                                                     -------------

                                                                                                     -------------
   Total Common Stocks                                                         (Cost $336,964,457)     417,983,473
                                                                                                     -------------

   Preferred Stocks
   Automobiles
   Ford Motor Co. 6.500%, due 01/15/32

   Banks
   Marshall & Ilsley Corp. 6.500%, due 08/15/07
   Sovereign Capital Trust IV 4.375%, due 03/01/34

   Commercial Services & Supplies
   United Rentals Trust I 6.500%, due 08/01/28

   Electric Utilities
   NRG Energy, Inc. 4.000%, due 12/31/49
   NRG Energy, Inc. 5.750%, due 03/16/09

   Financial - Diversified
   Lehman Brothers Holdings, Inc. 6.250%, due 12/15/06
   Morgan Stanley 9.500%, due 05/12/07 (144A) (b)

   Health Care Providers & Services
   Omnicare, Inc., Series B 4.000%, due 06/15/33

   Insurance
   XL Capital Ltd. 7.000%, due 02/15/09

   Media
   Interpublic Group of Cos., Inc. - Series B 5.250%, due 12/31/49 (144A) (b)

   Oil & Gas
   Chesapeake Energy Corp. 4.500%, due 12/31/49
   El Paso Corp. 4.990%, due 12/31/49
   Williams Cos., Inc. 5.500%, due 06/01/33

   Pharmaceuticals
   Schering Plough Corp. 6.000%, due 09/14/07

   Real Estate
   Simon Property Group, Inc. (REIT) 6.000%, due 12/31/49

   U.S. Government Agency
   Federal National Mortgage Assoc. 5.375%, due 12/31/49

   Utilities
   PNM Resources, Inc. 6.750%, due 05/16/08

   Total Preferred Stocks

   Convertible Preferred Stocks --
   Banks
   Marshall & Ilsley Corp. 6.500%, due 08/15/07

   Electronic Equipment & Instruments
   CMS Energy Corp. 4.500%, due 12/31/49

   Finance - Diversified
   Morgan Stanley 7.300%, due 12/14/07 (144A) (b)

   Insurance
   Fortis Insurance N.V. 7.750%, due 1/26/08 (144A) (b)
   XL Capital Ltd. 7.000%, due 02/15/09

   Oil & Gas
   El Paso Corp. 4.990%, due 12/31/49

   Total Convertible Preferred Stocks

   Short-Term Investment                                                                                       2.2%
   State Street Bank & Trust Co., Repurchase Agreement dated 12/29/06
   to be repurchased on 1/02/07                                                         9,556,010        9,556,010

                                                                                                              99.2%
                                                                                                     -------------

   TOTAL INVESTMENTS --                                                        (Cost $346,520,467)     427,539,483
                                                                                                     -------------
                                                                                                               0.8%
                                                                                                     -------------
   Other Assets and Liabilities (net) --                                                                 3,351,425
                                                                                                     -------------

                                                                                                     -------------
   TOTAL NET ASSETS -- 100.0%                                                                          430,890,908
                                                                                                     =============

                                                                                        Shares            Value
                                                                                     ------------    -------------
   Common Stocks --                                                                                            1.0%
   Banks                                                                                                       0.1%
   Bank of America Corp.
   Royal Bank of Scotland Group Plc
   Commerce Bancorp, Inc.                                                                                1,742,338
                                                                                                     -------------
                                                                                                         1,742,338
                                                                                                     -------------
   Beverages                                                                                                   0.2%
   Coca-Cola Amatil, Ltd.
   Constellation Brands, Inc. *                                                                          4,247,948
                                                                                                     -------------
                                                                                                         4,247,948
                                                                                                     -------------
   Chemicals
   Chemtura Corp.
   Eastman Chemical Co.
   Monsanto Co.
   Mosaic Co. *
   Potash Corp. of Saskatchewan, Inc.

   Commercial Services & Supplies
   Allied Waste Industries, Inc. *
   R.H. Donnelley Corp.
   R. R. Donnelley & Sons Co. Sabre Holdings Corp. The ServiceMaster Co. Waste
   Management, Inc.

   Communications Equipment & Services                                                                         0.2%
   Avaya, Inc. *                                                                                         3,009,908
   JDS Uniphase Corp. *
   Tellabs, Inc. *
                                                                                                     -------------
                                                                                                         3,009,908
                                                                                                     -------------
   Containers & Packaging
   Ball Corp.
   Pactiv Corp. *

   Electric Utilities
   Ameren Corp.
   CMS Energy Corp. *
   Northeast Utilities
   Puget Energy, Inc.

   Electronic Equipment & Instruments
   Hubbell, Inc. - Class B

   Energy Equipment & Services                                                                                 0.0%
   GlobalSantaFe Corp.
   Rowan Companies, Inc.                                                                                   471,440
                                                                                                     -------------
                                                                                                           471,440
                                                                                                     -------------
   Finance - Diversified
   CI Financial Income Fund

   Food & Drug Retailing
   Safeway, Inc.

   Food Products
   Cadbury Schweppes Plc
   H.J. Heinz Co.
   Kellogg Co.
   Kraft Foods, Inc. - Class A

   Food Retailers
   Kroger Co. (The)

   Health Care Equipment & Supplies
   Bausch & Lomb, Inc.

   Health Care Providers & Services
   Aetna, Inc.

   Hotels, Restaurants & Leisure
   Brinker International, Inc.
   McDonald's Corp.
   OSI Restaurant Partners, Inc.

   Household Durables
   American Greetings Corp. - Class A
   Newell Rubbermaid, Inc.
   Snap-On, Inc.
   Tupperware Corp.

   Household Products
   Henkel KGaA

   Insurance                                                                                                   0.2%
   ACE, Ltd.
   Conseco, Inc. *
   Everest Reinsurance Group, Ltd.
   Genworth Financial, Inc. - Class A
   PartnerRe, Ltd.
   PMI Group, Inc. (The)
   SAFECO Corp.
   XL Capital, Ltd. - Class A
   Chubb Corp. (The)                                                                                     3,704,758
                                                                                                     -------------
                                                                                                         3,704,758
                                                                                                     -------------
   Internet Software & Services                                                                                0.0%
   McAfee, Inc. *
   Openwave Systems, Inc. *

   IT Consulting & Services
   Affiliated Computer Services, Inc. - Class A *                                                          786,324
                                                                                                     -------------

   Machinery
   Cummins, Inc.
   Timken Co. (The)

   Media                                                                                                       0.2%
   Charter Communications, Inc. *                                                                          509,490
   Clear Channel Communications, Inc.
   Interpublic Group of Cos., Inc. *                                                                     3,626,638
                                                                                                     -------------
                                                                                                         4,136,128
                                                                                                     -------------
   Oil & Gas
   Chevron Corp.
   EOG Resources, Inc.
   Halliburton Co.
   NiSource, Inc.
   Southwest Gas Corp.

   Paper & Forest Products                                                                                     0.0%
   Bowater, Inc.
   MeadWestvaco Corp.
   PT Indah Kiat Pulp & Paper Corp. *                                                                      195,191
                                                                                                     -------------
                                                                                                           195,191
                                                                                                     -------------
   Pharmaceuticals
   Bristol-Myers Squibb Co.
   King Pharmaceuticals, Inc. *
   Mylan Laboratories, Inc.

   Real Estate
   Host Hotels & Resorts, Inc. (REIT)

   Retail - Multiline
   Federated Department Stores, Inc.

   Retail - Specialty
   Foot Locker, Inc.
   Kesa Electricals Plc
   OfficeMax, Inc.

   Software
   Cadence Design Systems, Inc. *
   Sybase, Inc. *

   Telecommunication Services - Diversified                                                                    0.0%
   ADC Telecommunications, Inc. *
   AT&T, Inc.
   CenturyTel, Inc.
   Embarq Corp.
   Level 3 Communications, Inc. *
   Qwest Communications International, Inc. *
   Sprint Nextel Corp.                                                                                     396,690
   Verizon Communications, Inc.
                                                                                                     -------------
                                                                                                           396,690
                                                                                                     -------------
   Trading Companies & Distributors
   Genuine Parts Co.
   W.W. Grainger, Inc.

                                                                                                     -------------
   Total Common Stocks                                                          (Cost $17,295,803)      18,690,725
                                                                                                     -------------

   Preferred Stocks                                                                                            3.7%
   Automobiles                                                                                                 0.1%
   Ford Motor Co. 6.500%, due 01/15/32                                                      60,000       2,052,000
                                                                                                     -------------

   Banks                                                                                                       0.5%
   Marshall & Ilsley Corp. 6.500%, due 08/15/07                                           300,000        8,181,000
   Sovereign Capital Trust IV 4.375%, due 03/01/34                                         31,400        1,562,150
                                                                                                     -------------
                                                                                                         9,743,150
                                                                                                     -------------
   Commercial Services & Supplies                                                                              0.1%
   United Rentals Trust I 6.500%, due 08/01/28                                             29,929        1,466,521
                                                                                                     -------------

   Electric Utilities                                                                                          0.4%
   NRG Energy, Inc. 4.000%, due 12/31/49                                                      900        1,338,750
   NRG Energy, Inc. 5.750%, due 03/16/09                                                   25,000        6,746,875
                                                                                                     -------------
                                                                                                         8,085,625
                                                                                                     -------------
   Financial - Diversified                                                                                     0.4%
   Lehman Brothers Holdings, Inc. 6.250%, due 12/15/06                                    140,000        3,852,800
   Morgan Stanley 9.500%, due 05/12/07 (144A) (b)                                          60,000        3,247,800
                                                                                                     -------------
                                                                                                         7,100,600
                                                                                                     -------------
   Health Care Providers & Services                                                                            0.0%
   Omnicare, Inc., Series B 4.000%, due 06/15/33                                           15,300          822,222
                                                                                                     -------------

   Insurance                                                                                                   0.1%
   XL Capital Ltd. 7.000%, due 02/15/09                                                    40,000        1,060,000
                                                                                                     -------------

   Media                                                                                                       0.1%
   Interpublic Group of Cos., Inc. - Series B 5.250%, due 12/31/49 (144A) (b)               1,440        1,593,000
                                                                                                     -------------

   Oil & Gas                                                                                                   0.9%
   Chesapeake Energy Corp. 4.500%, due 12/31/49                                            45,000        4,196,250
   El Paso Corp. 4.990%, due 12/31/49                                                       4,000        5,310,000
   Williams Cos., Inc. 5.500%, due 06/01/33                                                65,000        7,978,750
                                                                                                     -------------
                                                                                                        17,485,000
                                                                                                     -------------
   Pharmaceuticals                                                                                             0.4%
   Schering Plough Corp. 6.000%, due 09/14/07                                             120,000        6,826,800
                                                                                                     -------------

   Real Estate                                                                                                 0.1%
   Simon Property Group, Inc. (REIT) 6.000%, due 12/31/49                                  15,200        1,237,280
                                                                                                     -------------

   U.S. Government Agency                                                                                      0.1%
   Federal National Mortgage Assoc. 5.375%, due 12/31/49                                       15        1,500,219
                                                                                                     -------------

   Utilities                                                                                                   0.6%
   PNM Resources, Inc. 6.750%, due 05/16/08                                               200,000       10,568,000
                                                                                                     -------------

                                                                                                     -------------
   Total Preferred Stocks                                                       (Cost $65,300,860)      69,540,417
                                                                                                     -------------
   Convertible Preferred Stocks --                                                                             0.2%
   Banks                                                                                                       0.0%
   Marshall & Ilsley Corp. 6.500%, due 08/15/07                                            10,000          272,700
                                                                                                     -------------

   Electronic Equipment & Instruments                                                                          0.0%
   CMS Energy Corp. 4.500%, due 12/31/49                                                    5,000          438,750
                                                                                                     -------------

   Finance - Diversified                                                                                       0.1%
   Morgan Stanley 7.300%, due 12/14/07 (144A) (b)                                         100,000        1,780,000
                                                                                                     -------------

   Insurance                                                                                                   0.0%
   Fortis Insurance N.V. 7.750%, due 1/26/08 (144A) (b)                                       150          213,574
   XL Capital Ltd. 7.000%, due 02/15/09                                                    10,000          265,000
                                                                                                     -------------
                                                                                                           478,574
                                                                                                     -------------
   Oil & Gas                                                                                                   0.0%
   El Paso Corp. 4.990%, due 12/31/49                                                         500          663,750
                                                                                                     -------------

                                                                                                     -------------
   Total Convertible Preferred Stocks                                            (Cost $3,173,391)       3,633,774
                                                                                                     -------------

   Short-Term Investment                                                                                       4.3%
   State Street Bank & Trust Co., Repurchase Agreement dated 12/29/06
   to be repurchased on 1/02/07                                                        80,821,990       80,821,990

                                                                                                              98.5%
                                                                                                     -------------

   TOTAL INVESTMENTS --                                                      (Cost $1,813,748,406)   1,859,746,653
                                                                                                     -------------
                                                                                                               1.5%
                                                                                                     -------------
   Other Assets and Liabilities (net) --                                                                28,597,348
                                                                                                     -------------

                                                                                                     -------------
   TOTAL NET ASSETS -- 100.0%                                                                        1,888,344,001
                                                                                                     =============

   As of December 31, 2006 all the securities held by the target funds would comply with the compliance guidelines and/or investment restrictions of the acquiring fund.

   * Non-income producing security.

   (b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser.

   (c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

   (d) Security is in default and/or issuer is in bankruptcy.

   (e) Variable or floating rate security. The stated rate represents the rate at December 31, 2006.

   (f) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date.

   (g) Zero coupon bond - Interest rate represents current yield to maturity.

   FHLB - Federeal Home Loan Bank

   FNMA - Federal National Mortgage Association

   REIT - Real Estate Investment Trust

Met Investors Series Trust

COMBINED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

For the period ended December 31, 2006

                                                                                                                 Met Investors
                                                                                                                 Series Trust
                                                      Met Investors     Met Investors       Adjustments           Lord Abbett
                                                      Series Trust       Series Trust       (References          Mid-Cap Value
                                                       Lord Abbett       Lord Abbett            are                Portfolio
                                                     America's Value    Mid-Cap Value       to Pro Forma           Pro Forma
                                                        Portfolio         Portfolio          Footnotes)            Combined
                                                    -----------------   --------------    ----------------      ---------------
Assets
Investments at value *                              $      92,702,579   $  350,962,679    $    (25,681,785)(a)  $   417,983,473
Repurchase Agreement                                          952,000        8,868,000            (263,990)(a)        9,556,010
Cash                                                              900              451                (250)(a)            1,101
Foreign cash                                                   13,202               --              (3,661)(a)            9,541
Collateral for securities loaned                                   --       55,541,696                  --           55,541,696
Receivable for:                                                                                                              --
        Securities sold                                            --        3,490,299                  --            3,490,299
        Fund shares sold                                       35,849           67,391              (9,941)(a)           93,299
        Futures variation margin                                   --               --                  --                   --
        Dividends                                             138,952          473,034              (6,238)(a)          605,748
        Interest                                              427,194            2,513            (427,108)(a)            2,599
        Foreign taxes                                              --               --                  --                   --
        Other assets                                               --               --                  --                   --
        Due from investment adviser                            15,291               --              (4,240)(a)           11,051
                                                    -----------------   --------------    ----------------      ---------------
            Total assets                                   94,285,967      419,406,063         (26,397,212)         487,294,818
                                                    -----------------   --------------    ----------------      ---------------

Liabilities
   Payable for:
        Securities purchased                                       --           28,680                  --               28,680
        Fund shares redeemed                                      215          312,504                 (60)(a)          312,659
        Options written, at fair value                             --               --                  --                   --
        Interest                                                   --               --                  --                   --
        Return of collateral on securities on loan                 --       55,541,696                  --           55,541,696
        Due to custodian                                           --               --                  --                   --
Accrued expenses:                                                                                                            --
        Management fees                                        51,662          212,328             (14,326)(a)          249,664
        Administration fees                                     1,332            3,954                (369)(a)            4,917
        Service and distribution fees                          19,870           57,585              (5,510)(a)           71,945
        Custodian fees                                         46,249           69,524             (12,825)(a)          102,948
        Other expenses                                         47,126           57,342             (13,068)(a)           91,400
                                                    -----------------   --------------    ----------------      ---------------
            Total liabilities                                 166,454       56,283,613             (46,158)          56,403,909
                                                    -----------------   --------------    ----------------      ---------------
Net Assets                                          $      94,119,513   $  363,122,450    $    (26,351,055)     $   430,890,908
                                                    =================   ==============    ================      ===============

--------------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
        Capital paid in                             $      78,820,331   $  258,555,435    $    (24,095,819)(a)  $   313,279,947
        Undistributed (distributions in excess
        of) net investment income                           2,367,512        2,220,701            (656,511)(a)        3,931,702
        Accumulated net realized gains (losses)             2,309,387       30,991,282            (640,393)(a)       32,660,276
        Unrealized appreciation (depreciation)
        on investments, futures, and foreign
        currency                                           10,622,283       71,355,032            (958,332)(a)       81,018,983
                                                    -----------------   --------------    ----------------      ---------------
            Total                                   $      94,119,513   $  363,122,450    $    (26,351,055)     $   430,890,908
                                                    =================   ==============    ================      ===============

Net Assets - Class A                                $               0   $   96,774,724    $              0      $    96,774,724
                                                    =================   ==============    ================      ===============
Net Assets - Class B                                       94,119,513      266,347,726         (26,351,055)(a)      334,116,184
                                                    =================   ==============    ================      ===============
Net Assets - Class E                                                0                0                   0                   --
                                                    =================   ==============    ================      ===============

Capital shares outstanding - Class A                                0        4,246,195                   0            4,246,195
                                                    =================   ==============    ================      ===============
Capital shares outstanding - Class B                        6,047,941       11,806,013          (3,044,066)(a)       14,809,888
                                                    =================   ==============    ================      ===============
Capital shares outstanding - Class E                                0                0                   0                   --
                                                    =================   ==============    ================      ===============

Net Asset Value Per Share - Class A                 $              --   $        22.79    $             --      $         22.79
                                                    =================   ==============    ================      ===============
Net Asset Value Per Share - Class B                             15.56            22.56                  --                22.56
                                                    =================   ==============    ================      ===============
Net Asset Value Per Share - Class E                                --               --                  --                   --
                                                    =================   ==============    ================      ===============

  *     Identified cost of investments              $      82,080,240   $  279,607,647    $    (24,723,430)(a)  $   336,964,457
        Cost of cash denominated in foreign
        currencies                                             13,247                               (3,673)(a)            9,574

                                                                                            Met Investors
                                                                                             Series Trust
                                                      Met Investors      Adjustments         Lord Abbett
                                                      Series Trust       (References        Bond Debenture
                                                       Lord Abbett           are              Portfolio
                                                     Bond Debenture      to Pro Forma         Pro Forma
                                                        Portfolio         Footnotes)           Combined
                                                    -----------------   --------------     ----------------
Assets
Investments at value *                              $   1,753,242,878   $  (67,020,794)(a) $  1,778,924,663
Repurchase Agreement                                       80,558,000         (688,010)(a)       80,821,990
Cash                                                        2,363,833             (650)(a)        2,364,083
Foreign cash                                                       --           (9,541)(a)            3,661
Collateral for securities loaned                          360,136,280               --          360,136,280
Receivable for:                                                                                          --
        Securities sold                                            --               --                   --
        Fund shares sold                                    1,518,422          (25,908)(a)        1,528,363
        Futures variation margin                                   --               --                   --
        Dividends                                             156,399         (132,714)(a)          162,637
        Interest                                           26,078,389              (86)(a)       26,505,497
        Foreign taxes                                              --               --                   --
        Other assets                                               --               --                   --
        Due from investment adviser                                --          (11,051)(a)            4,240
                                                    -----------------   --------------     ----------------
            Total assets                                2,224,054,201      (67,888,755)       2,250,451,413
                                                    -----------------   --------------     ----------------

Liabilities
   Payable for:
        Securities purchased                                       --               --                   --
        Fund shares redeemed                                  680,504             (155)(a)          680,564
        Options written, at fair value                             --               --                   --
        Interest                                                   --               --                   --
        Return of collateral on securities on
        loan                                              360,136,280               --         360,136,280
        Due to custodian                                           --               --                   --
Accrued expenses:                                                                                        --
        Management fees                                       778,147          (37,336)(a)          792,473
        Administration fees                                    16,186             (963)(a)           16,555
        Service and distribution fees                         167,194          (14,360)(a)          172,704
        Custodian fees                                        195,661          (33,424)(a)          208,486
        Other expenses                                         87,283          (34,058)(a)          100,351
                                                    -----------------   --------------     ----------------
            Total liabilities                             362,061,255         (120,296)         362,107,413
                                                    -----------------   --------------     ----------------
Net Assets                                          $   1,861,992,946   $  (67,768,458)    $  1,888,344,001
                                                    =================   ==============     ================

-----------------------------------------------------------------------------------------------------------
Net assets consist of:
        Capital paid in                             $   1,761,162,479   $  (54,724,522)(a) $  1,785,258,288
        Undistributed (distributions in excess
        of) net investment income                          64,642,402       (1,711,001)(a)       65,298,913
        Accumulated net realized gains (losses)            (8,851,828)      (1,668,994)(a)       (8,211,435)
        Unrealized appreciation (depreciation)
        on investments, futures, and foreign
        currency                                           45,039,893       (9,663,941)(a)       45,998,235
                                                    -----------------   --------------     ----------------
            Total                                   $   1,861,992,946   $  (67,768,458)    $  1,888,344,001
                                                    =================   ==============     ================

Net Assets - Class A                                $   1,059,007,991   $            0     $  1,059,007,991
                                                    =================   ==============     ================
Net Assets - Class B                                      765,853,771      (67,768,458)(a)      792,204,826
                                                    =================   ==============     ================
Net Assets - Class E                                       37,131,184                0           37,131,184
                                                    =================   ==============     ================

Capital shares outstanding - Class A                       84,678,506                0           84,678,506
                                                    =================   ==============     ================
Capital shares outstanding - Class B                       61,631,213       (3,927,370)(a)       63,751,784
                                                    =================   ==============     ================
Capital shares outstanding - Class E                        2,983,799                0            2,983,799
                                                    =================   ==============     ================

Net Asset Value Per Share - Class A                 $           12.51   $           --     $          12.51
                                                    =================   ==============     ================
Net Asset Value Per Share - Class B                             12.43               --                12.43
                                                    =================   ==============     ================
Net Asset Value Per Share - Class E                             12.44               --                12.44
                                                    =================   ==============     ================

  *     Identified cost of investments              $   1,708,202,985   $  (57,356,809)(a) $  1,732,926,416
        Cost of cash denominated in foreign
        currencies                                                              (9,574)(a)            3,673

(a) Reflects change in shares outstanding due to the issuance of Class B shares of Lord Abbet Mid-Cap Value and Lord Abbett Bond Debenture in exchange for Class B shares of Lord Abbett America's Value based upon the net asset value of the Lord Abbet Mid-Cap Value and Lord Abbett Bond Debenture Portfolio's Class B shares at December 31, 2006 and due to the issuance of Class B shares of Lord Abbett Mid-Cap Value and Lord Abbett Bond Debenture in exchange for Class B shares of Lord Abbett America's Value based upon the net asset value of the Lord Abbett Mid-Cap Value and Lord Abbett Bond Debenture Portfolio's Class B shares at December 31, 2006.

Met Investors Series Trust
COMBINED PRO FORMA STATEMENT OF OPERATIONS (Unaudited)
For the twelve month period ended December 31, 2006

                                                                                                                    Met Investors
                                                               Met Investors                                        Series Trust
                                                               Series Trust      Met Investors    Adjustments        Lord Abbett
                                                                Lord Abbett      Series Trust     (References       Mid-Cap Value
                                                                 America's        Lord Abbett        are to           Portfolio
                                                                   Value         Mid-Cap Value     Pro Forma          Pro Forma
                                                                 Portfolio         Portfolio       Footnotes)         Combined
                                                               -------------     -------------    -------------     -------------
Investment Income
      Dividends (1)                                            $   1,827,911     $   5,112,575          (89,859)+       6,850,627
      Interest (2)                                                 1,411,780           443,635       (1,382,589)+         472,826
                                                               -------------     -------------    -------------     -------------
                                                                   3,239,691         5,556,210       (1,472,449)        7,323,452
Expenses
      Management fees                                          $     540,424     $   2,389,129         (149,860)(a)     2,779,693
      Service and distribution fees-Class B                          207,855           625,805          (57,638)(b)       776,022
      Service and distribution fees-Class E                               --                --               --                --
      Administration fees                                             16,017            49,279                0 (b)        65,296
      Trustees fees and expenses                                      13,881            13,972          (13,881)(b)        13,972
      Custodian                                                       94,192           141,498         (119,192)(b)       116,498
      Transfer agent fees                                             14,609            37,724              (51)(b)        52,282
      Audit and tax services                                          27,131            26,258          (27,131)(b)        26,258
      Legal                                                           42,028            42,028          (42,028)(b)        42,028
      Printing                                                         1,859            19,268           36,000 (b)        57,127
      Insurance                                                        1,437             7,245            1,302 (b)         9,984
      Miscellaneous expenses                                           6,303             8,399           (2,748)(b)        11,954
                                                               -------------     -------------    -------------     -------------
        Total Expenses                                               965,736         3,360,605         (375,227)        3,951,114
      Less broker commission recapture                                (3,492)          (25,087)             968 +         (27,611)
      Less management fees waived                                         --                --               --                --
      Less expenses reimbursed by the advisor                        (47,681)               --           13,222 +         (34,459)
                                                               -------------     -------------    -------------     -------------
      Net Expenses                                                   914,563         3,335,518         (361,037)        3,889,044
                                                               -------------     -------------    -------------     -------------
      Net Income                                                   2,325,128         2,220,692       (1,111,412)        3,434,408

Realized and Unrealized Gain (Loss) on Investments
      Net realized gain (loss) on investments                      2,389,192        31,128,628         (272,620)+      33,245,200
      Net realized gain (loss) on options                                 --                --                0                --
      Net realized gain (loss) on foreign
        currency transactions                                         (6,197)               --            1,718 +          (4,479)
      Net realized gain (loss) on futures transactions                    --                --                0                --
                                                               -------------     -------------    -------------     -------------
      Net realized gain (loss) on investments, foreign
        currency, and futures transactions                         2,382,995        31,128,628         (270,902)       33,240,721

      Net unrealized appreciation (depreciation) on
        investments                                                7,192,948         8,408,255         (987,056)+      14,614,147
      Net unrealized appreciation (depreciation) on options               --                --                0                --
      Net unrealized appreciation (depreciation) on
        foreign currency transactions                                     --                --                0                --
      Net unrealized appreciation (depreciation) on
        futures transactions                                              --                --                0                --
                                                               -------------     -------------    -------------     -------------
      Net unrealized gain (loss) on investments,
        foreign currency, and futures transactions                 7,192,948         8,408,255         (987,056)       14,614,147
                                                               -------------     -------------    -------------     -------------

      Net gain (loss)                                              9,575,943        39,536,883       (1,257,958)       47,854,868

Net increase (decrease) in Net Assets from Operations          $  11,901,071     $  41,757,575       (2,369,369)    $  51,289,277
                                                               =============     =============    =============     =============

---------------------------------------------------------------------------------------------------------------------------------
      (1) Dividend income is net of
           withholding taxes of:                             1 $         959   1 $       5,893  1          (266) 1  $       6,586
      (2)  Interest income includes
           security lending income of:                       2            --   2        41,365  2                2         41,365

                                                                                                   Met Investors
                                                               Met Investors                        Series Trust
                                                               Series Trust       Adjustments       Lord Abbett
                                                                Lord Abbett       (References      Bond Debenture
                                                                   Bond               are            Portfolio
                                                                 Debenture       to Pro Forma        Pro Forma
                                                                 Portfolio        Footnotes)          Combined
                                                               -------------     -------------     --------------
Investment Income
      Dividends (1)                                                4,032,306        (1,738,052)+        4,122,165
      Interest (2)                                               105,381,901           (29,191)+      106,764,490
                                                               -------------     -------------     --------------
                                                                 109,414,207        (1,767,243)       110,886,655
Expenses
      Management fees                                              8,565,789          (436,675)(a)      8,669,538
      Service and distribution fees-Class B                        1,828,520          (150,217)(b)      1,886,158
      Service and distribution fees-Class E                           53,330                --             53,330
      Administration fees                                            196,588           (11,575)(b)        201,030
      Trustees fees and expenses                                      12,582           (13,881)(b)         12,582
      Custodian                                                      392,549           (92,073)(b)        394,668
      Transfer agent fees                                             85,861           (14,158)(b)         86,312
      Audit and tax services                                          32,866           (27,131)(b)         32,866
      Legal                                                           66,748           (42,028)(b)         66,748
      Printing                                                       112,178              (973)(b)        113,064
      Insurance                                                       33,504              (939)(b)         34,002
      Miscellaneous expenses                                          21,242            (6,355)(b)         21,190
                                                               -------------     -------------     --------------
        Total Expenses                                            11,401,757          (796,005)        11,571,488
      Less broker commission recapture                                    --             2,524 +             (968)
      Less management fees waived                                         --                --                 --
      Less expenses reimbursed by the advisor                             --            34,459 +          (13,222)
                                                               -------------     -------------     --------------
      Net Expenses                                                11,401,757          (759,022)        11,557,298
                                                               -------------     -------------     --------------
      Net Income                                                  98,012,450        (1,008,220)        99,329,358

Realized and Unrealized Gain (Loss) on Investments
      Net realized gain (loss) on investments                     13,509,202        (2,116,572)+       13,781,822
      Net realized gain (loss) on options                                 --                 0                 --
      Net realized gain (loss) on foreign
        currency transactions                                             --             4,479 +           (1,718)
      Net realized gain (loss) on futures transactions                    --                 0                 --
                                                               -------------     -------------     --------------
        Net realized gain (loss) on investments, foreign
      currency, and futures transactions                          13,509,202        (2,112,093)        13,780,104

      Net unrealized appreciation (depreciation) on
        investments                                               41,735,574        (6,205,892)+       42,722,630
      Net unrealized appreciation (depreciation) on options               --                 0                 --
      Net unrealized appreciation (depreciation) on
        foreign currency transactions                                     --                 0                 --
      Net unrealized appreciation (depreciation) on
        futures transactions                                              --                 0                 --
                                                               -------------     -------------     --------------
        Net unrealized gain (loss) on investments,
      foreign currency, and futures transactions                  41,735,574        (6,205,892)        42,722,630
                                                               -------------     -------------     --------------

      Net gain (loss)                                             55,244,776        (8,317,985)        56,502,734

Net increase (decrease) in Net Assets from Operations            153,257,226        (9,326,206)    $  155,832,091
                                                               =============     =============     ==============

-----------------------------------------------------------------------------------------------------------------
      (1) Dividend income is net of
           withholding taxes of:                             1 $          -- 1            (693) 1  $          266
      (2)  Interest income includes
           security lending income of:                       2     1,062,875 2                  2       1,062,875

(a) Reflects the Lord Abbett Mid-Cap Value and Lord Abbett Bond Debenture Portflio's investment advisory fee rate, respectively.

(b) Reflects reclassification of certain balances to conform to the Lord Abbett Mid-Cap Value and Lord Abbett Bond Debenture Portfolio's expense structure, respectively.

+ Reflects the pro rata share of Lard Abbett America's Value Portfolio into Lord Abbett Mid-Cap Value and Lord Abbett Bond Debenture Portfolio's, respectively.

      Met Investors Series Trust

      Notes to Pro Forma Combining Financial Statements (Unaudited) December 31, 2006

1     Description of the Fund

      The Lord Abbett Mid-Cap Value Portfolio ("Mid-Cap Value") and the Lord Abbett Bond Debenture Portfolio ("Bond Debenture") are both a portfolio of Met Investors Series Trust, registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

      Mid-Cap Value consists of two classes of shares, Class A and Class B, while Bond Debenture consists of three classes of shares, Class A, Class B, and Class E. The classes of shares are identical except that certain additional charges (Rule 12b-1 fees) are made against Class B and E shares.

2     Basis of Combination

      The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Lord Abbett America's Value Portfolio ("America's Value") a portfolio of Met Investors Series Trust, in exchange for shares of Mid-Cap Value and Bond Debenture, on a pro rata basis, at net asset value.

      Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entities, Mid-Cap Value and Bond Debenture, and the results of operations of Mid-Cap Value and Bond Debenture for pre-combination periods will not be restated.

      The pro forma combining statements of assets and liabilities and portfolio of investments reflect the financial position of the Mid-Cap Value and Bond Debenture, as though the reorganization occurred as of December 31, 2006.

      The pro forma statement of operations reflects the results of operations of each of the merged funds for the period ended December 31, 2006 as though the reorganization occurred as of the beginning of the period.

      The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for the America's Value, Mid-Cap Value, and Bond Debenture, which are incorporated by reference in the Statement of Additional Information.

3     Portfolio Valuation

      Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. Foreign securities traded outside the United States will be valued daily attheir fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value.

4     Federal Income Taxes

     Each Fund has elected to be taxed as a regulated investment company. After the acquisition, the Mid-Cap Value and Bond Debenture intend to continue to comply with the requirements of the Internal Revenue Code and regulations hereunder applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. The tax cost of investments will remain unchanged for the combined fund.

5     Estimates and Assumptions:

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                           MET INVESTORS SERIES TRUST

                                     PART C

                                OTHER INFORMATION


Item 15. Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees/Directors" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

         The Management Agreement with Met Investors Advisory LLC (the "Manager") provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Manager in the performance of its duties or from reckless disregard by the Manager of its obligations under the Agreement.

Item 16. Exhibits:

1. Declaration of Trust. Incorporated by reference to Met Investors Series Trust's Registration Statement on Form N-1A filed on October 23, 2000, Registration No. 333-48456 ("Form N-1A Registration Statement").

2. By-Laws. Incorporated by reference to the Form N-1A Registration Statement.

3. Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to the Prospectus contained in Part A of this Registration Statement.

5. None other than as set forth in Exhibits 1 and 2.

6(a). Management Agreement between Met Investors Advisory Corp. (now known as Met Investors Advisory LLC) and Met Investors Series Trust. Incorporated by reference to Pre-Effective Amendment No. 1 to the Form N-1A Registration Statement filed with the SEC on January 5, 2001 ("Pre-Effective Amendment No. 1").

6(b). Form of Amendment No. 9 to Management Agreement. Incorporated by reference to Post-Effective Amendment No. 17 to the Form N-1A Registration Statement filed with the SEC on May 3, 2005.

6(c)(i) Form of Investment Advisory Agreement between Lord, Abbett & Co. and Met Investors Advisory LLC with respect to the Lord Abbett Mid-Cap Value Portfolio. Incorporated by reference to the Form N-1A Registration Statement.

6(c)(ii) Form of Amendment No. 1 to Investment Advisory Agreement. Incorporated by reference to Pre-Effective Amendment No. 1.

6(c)(iii) Form of Amendment No. 2 to Investment Advisory Agreement. Incorporated by reference to Post-Effective Amendment No. 23 to the Form N-1A Registration Statement filed with the SEC on May 1, 2006 ("Post-Effective Amendment No. 23").

6(d)(i) Form of Investment Advisory Agreement between Lord, Abbett & Co. and Met Investors Advisory LLC with respect to the Lord Abbett Bond Debenture Portfolio. Incorporated by reference to the Form N-1A Registration Statement.

6(d)(ii) Form of Amendment No. 2 to Investment Advisory Agreement. Incorporated by reference to Post-Effective Amendment No. 13 to the Form N-1A Registration Statement filed with the SEC on February 13, 2004.

6(d)(iii) Form of Amendment No. 3 to Investment Advisory Agreement. Incorporated by reference to Post-Effective Amendment No. 23.

7(a) Form of Second Amended and Restated Distribution Agreement between Met Investors Series Trust and MetLife Investors Distribution Company with respect to the Class A shares. Incorporated by reference to Post-Effective Amendment No. 9 to the Form N-1A Registration Statement filed with the SEC on February 14, 2003.

8. Not applicable.

9. Form of Custody Agreement between State Street Bank & Trust Company and Met Investors Series Trust. Incorporated by reference to Post-Effective Amendment No. 5 to the Form N-1A Registration Statement filed with the SEC on October 9, 2001.

10(a). Form of Rule 12b-1 Class B Distribution Plan. Incorporated by reference to the Form N-1A Registration Statement.

10(b). Multiple Class Plan. Incorporated by reference to the Form N-1A Registration Statement.


11. Opinion and consent of Sullivan & Worcester LLP. Incorporated by reference to the Form N-14 Registration Statement filed with the SEC on February 14, 2007.

12. Tax opinion and consent of Sullivan & Worcester LLP. Filed herewith.


13. Not applicable.


14. Consent of Deloitte & Touche LLP. Filed herewith.


15. Not applicable.


16. Powers of Attorney. Incorporated by reference to the Form N-14 Registration Statement filed with the SEC on February 14, 2007.

17. Form of Proxy and Voting Instructions. Incorporated by reference to the Form N-14 Registration Statement filed with the SEC on February 14, 2007.



Item 17. Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Irvine and State of California on the 16th day of March, 2007.


                                   MET INVESTORS SERIES TRUST

                                   By:      /s/ Elizabeth M. Forget
                                            --------------------------
                                            Name: Elizabeth M. Forget
                                            Title: President


         As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated on the 16th day of March, 2007.


Signatures                          Title

/s/ Elizabeth M. Forget             President, Trustee
Elizabeth M. Forget

/s/ Jeffrey A. Tupper               Chief Financial Officer and Treasurer
---------------------
Jeffrey A. Tupper

/s/ Stephen M. Alderman*            Trustee
Stephen M. Alderman

/s/ Jack R. Borsting*               Trustee
--------------------
Jack R. Borsting

/s/ Theodore A. Myers*              Trustee
Theodore A. Myers

/s/ Dawn M. Vroegop*                Trustee
-------------------
Dawn M. Vroegop

*By:  /s/ Robert N. Hickey
          Robert N. Hickey
          Attorney-in-fact

                               EXHIBIT INDEX






         Exhibit
            No.


      12           Tax opinion and consent of Sullivan & Worcester LLP


      14           Consent of Deloitte & Touche LLP